MGI FUNDS(TM)

     MGI US Large Cap Growth Equity Fund
     MGI US Large Cap Value Equity Fund
     MGI US Small/Mid Cap Growth Equity Fund
     MGI US Small/Mid Cap Value Equity Fund
     MGI Non-US Core Equity Fund
     MGI Core Opportunistic Fixed Income Fund
     MGI US Short Maturity Fixed Income Fund

Prospectus

July 31, 2007

This  prospectus  offers  Class S shares in the seven series (each a "Fund," and together, the "Funds") of the MGI Funds (the "Trust").  This prospectus explains what you should know about each Fund and the Class S shares of the Funds  before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the "Advisor") manages the Funds.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission  has  approved or  disapproved  these  securities  or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
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                                    Contents

                                       i

Appendix

                                       ii

Summary of the Funds

Each Fund's investment objective, principal investment strategies, and principal risks  are set  forth  below.  This  summary  is  intended  to  provide  a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included  later in this  prospectus  under  "Principal  Investment
Strategies and Related Risks."

The Manager of Managers Structure

The Advisor is responsible for  constructing and monitoring the asset allocation and portfolio  strategies for the Funds,  consistent with each Fund's investment objective,  strategies,  and risks.  The Advisor believes that it is possible to enhance  shareholder  value by using one or more subadvisory firms to manage the assets of each Fund. Therefore,  the Advisor intends to manage each Fund using a
"manager of managers"  approach by selecting one or more  subadvisors  to manage each Fund, based upon the Advisor's evaluation of the subadvisor's expertise and performance in managing the asset class in which the Fund will invest.

Securities  are  selected  for each  Fund's  portfolio  using a  combination  of traditional and fundamental  investment  tools and quantitative  analysis.  Each
Fund  generally   relies  on  the   professional   judgment  of  its  respective
subadvisor(s)  to make decisions about the Fund's portfolio  holdings,  and each subadvisor  employs its own  proprietary  processes  and  disciplines  to select securities and manage a Fund's  investment  portfolio (or allocated portion of a portfolio). A description of the subadvisors currently employed by the Funds and the subadvisors'  individual  securities  selection processes can be found under
"Principal Investment Strategies and Related Risks."

Investment Objectives and Principal Investment Strategies

Each  Fund has its own  distinct  investment  objective  that the Fund  seeks to achieve.  The Funds'  investment  objectives may be changed without  shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes  effect).  There can be no guarantee  that a Fund will achieve its investment objective.

----------------------------- ----------------------------- -------------------------------------- --------------------------------
        Fund Name                  Investment Objective           Principal Investment Strategies        Principal Risk Factors
----------------------------- ----------------------------- -------------------------------------- --------------------------------
MGI US Large Cap Growth       Long-term total return,       |X|  Invests principally in            |X| Growth Stock Risk
Equity Fund                   which includes capital             equity securities issued by
                              appreciation and income            large capitalization U.S.         |X| Management Techniques Risk
                                                                 companies; "large
                                                                 capitalization U.S. companies"    |X| Non-Diversification Risk
                                                                 are companies with market
                                                                 capitalizations greater than $5
                                                                 billion at the time of purchase.

                                                            |X|  Generally invests in
                                                                 companies that have higher
                                                                 earnings and/or revenue growth
                                                                 histories or expectations.
----------------------------- ----------------------------- -------------------------------------- --------------------------------
MGI US Large Cap Value        Long-term total return,       |X|  Invests principally in            |X| Value Stock Risk
Equity Fund                   which includes capital             equity securities issued by
                              appreciation and income            large capitalization U.S.         |X| Management Techniques Risk
                                                                 companies; "large
                                                                 capitalization U.S. companies"    |X| Non-Diversification Risk
                                                                 are companies with market
                                                                 capitalizations greater than $5
                                                                 billion at the time of purchase.

                                                            |X|  Generally invests in stocks
                                                                 that appear to be undervalued
                                                                 based on the stocks' intrinsic
                                                                 value relative to their current
                                                                 market prices.
----------------------------- ----------------------------- -------------------------------------- --------------------------------

                                       2

MGI US Small/Mid Cap Growth   Long-term total return,       |X|  Invests principally in            |X| Growth Stock Risk
Equity Fund                   comprised primarily of             equity securities issued by
                              capital appreciation               small-to-medium capitalization    |X| Small and Medium
                                                                 U.S. companies;                       Capitalization Stock Risk
                                                                 "small-to-medium capitalization
                                                                 U.S. companies" are companies     |X| Management Techniques Risk
                                                                 with market capitalizations
                                                                 between $25 million and the       |X| Non-Diversification Risk
                                                                 largest company represented in
                                                                 the Russell 2500(TM) Index.       |X| Portfolio Turnover Risk
                                                                 As of June 30, 2007, the
                                                                 capitalization of the largest
                                                                 company included in the Russell
                                                                 2500 Index was $8.5 billion.

                                                            |X|  Generally invests in
                                                                 companies that have higher
                                                                 earnings and/or revenue growth
                                                                 histories or expectations.
----------------------------- ----------------------------- -------------------------------------- --------------------------------

                                       3

MGI US Small/Mid Cap Value    Long-term total return,       |X|  Invests principally in            |X| Value Stock Risk
Equity Fund                   comprised primarily of             equity securities issued by
                              capital appreciation               small-to-medium capitalization    |X| Small and Medium
                                                                 U.S. companies;                       Capitalization Company Risk
                                                                 "small-to-medium capitalization
                                                                 U.S. companies" are companies     |X| Management Techniques Risk
                                                                 with market capitalizations
                                                                 between $25 million and the       |X| Non-Diversification Risk
                                                                 largest company represented in
                                                                 the Russell 2500(TM) Index.       |X| Portfolio Turnover Risk
                                                                 As of June 30, 2007, the
                                                                 capitalization of the largest
                                                                 company included in the Russell
                                                                 2500 Index was $8.5 billion.

                                                            |X|  Generally invests in stocks
                                                                 that appear to be undervalued
                                                                 based on the stocks' intrinsic
                                                                 value relative to their current
                                                                 market prices.
----------------------------- ----------------------------- -------------------------------------- --------------------------------
MGI Non-US Core Equity Fund   Long-term total return,       |X|  Invests principally in            |X| Foreign Investments Risk
                              which includes capital             equity securities issued by       |X| Currency Exchange Rate Risk
                              appreciation and income            non-U.S. companies of any size,
                                                                 located in the world's            |X| Emerging Markets
                                                                 developed and emerging capital        Investments Risk
                                                                 markets.
                                                                                                   |X| Political and Economic Risk

                                                                                                   |X| Small and Medium
                                                                                                       Capitalization Stock Risk

                                                                                                   |X| Management Techniques Risk

                                                                                                   |X| Non-Diversification Risk
----------------------------- ----------------------------- -------------------------------------- --------------------------------

                                       4

MGI Core Opportunistic        Total return, consisting of   |X|  Invests principally in            |X| Credit Risk
Fixed Income Fund             both current income and            investment grade fixed income
                              capital appreciation               securities, including             |X| Interest Rate Risk
                                                                 government securities and
                                                                 corporate bonds.                  |X| Foreign Investments Risk

                                                            |X|  May invest in                     |X| Emerging Markets
                                                                 non-investment grade bonds,           Investments Risk
                                                                 non-U.S. dollar denominated
                                                                 bonds, and bonds issued by        |X| High Yield Securities Risk
                                                                 issuers located in emerging
                                                                 capital markets.                  |X| U.S. Government Securities
                                                                                                       Risk
                                                            |X|  Managed to maintain a
                                                                 duration within 20% of the        |X| Management Techniques Risk
                                                                 duration of the Lehman Brothers
                                                                 U.S. Aggregate Bond(TM) Index     |X| Non-Diversification Risk
                                                                 (as of June 30, 2007, the duration
                                                                 of the Index was approximately
                                                                 4.70 years).
----------------------------- ----------------------------- -------------------------------------- --------------------------------
MGI US Short Maturity Fixed   Safety of principal and a     |X|  Invests principally in            |X| Credit Risk
Income Fund                   moderate level of income           investment grade fixed income
                                                                 securities of U.S. issuers,       |X| Interest Rate Risk
                                                                 including government securities
                                                                 and corporate bonds.              |X| U.S. Government Securities
                                                                                                       Risk
                                                            |X|  Maintains an average
                                                                 dollar-weighted portfolio         |X| Management Techniques Risk
                                                                 maturity of one to three years.
                                                                                                   |X| Non-Diversification Risk
----------------------------- ----------------------------- -------------------------------------- --------------------------------

Principal Risks

The principal risks that could adversely affect the value of a Fund's shares and the total return on your investment (as indicated above) include:

Credit Risk                      Issuers of debt  securities  may be unable to make the  required  payments of  interest  and/or principal at the time that such  payments are due. In addition,  changes in an issuer's  credit rating or the market's  perception of an issuer's  creditworthiness  also can adversely  affect the values of the securities.  While the MGI Core  Opportunistic  Fixed Income Fund and the MGI
                                 US Short  Maturity  Fixed  Income Fund  primarily  invest in  securities  of  investment

                                       5

                                 grade issuers, those issuers may still default on their obligations.

Currency Exchange Rate Risk      Foreign securities may be issued and traded in foreign  currencies.  As a result, the values of foreign  securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between  currencies of countries other than the United States.  For example,  if the value of the U.S. dollar increases  relative to a particular foreign currency, an  investment  denominated  in that  foreign  currency  will  decrease  in value  because  the investment will be worth fewer U.S. dollars.

Emerging Markets Investments     Emerging markets  securities  involve unique risks, such as exposure to economies that are less
Risk                             diverse and mature than those of the United States or more established  foreign markets.  Also, emerging  markets  securities are subject to the same risks as foreign  investments,  described below.  Generally,  these risks are more severe for issuers in countries with emerging  capital markets.  Also,  economic or political  instability  may cause larger price changes in emerging markets securities than in other foreign investments.

Foreign Investments Risk         Investing  in  foreign  securities  typically  involves  more  risks  than  investing  in  U.S.
                                 securities.  These risks can  increase the  potential  for losses in the Funds and affect their respective  share prices.  Generally,  securities  of many foreign  issuers may be less liquid, and their  prices  may be more  volatile,  than the  securities  of  comparable  U.S.  issuers.
                                 Transaction costs for foreign  securities  generally are higher than for comparable  securities issued in the United  States.  Many  foreign  governments  may  supervise  and  regulate  their financial  markets less stringently  than the United States does. In addition,  foreign issuers generally are not subject to the same types of  accounting,  auditing,  or financial  reporting standards as those applicable to U.S.  issuers.  As a result,  with respect to foreign issuers, there may be less publicly  available  information  regarding  their  operations  and financial condition, and the information that is available may be less reliable.

Growth Stock Risk                Companies  with strong growth  potential  (both  domestic and foreign) tend to have higher than average  price-to-earnings  ratios,  meaning that these stocks are more  expensive than average relative  to the  companies'  earnings.  The  market  prices  of  equity  securities  of growth companies

                                       6

                                 are often quite volatile, since the prices  may be particularly  sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

High Yield Securities Risk       These fixed income  securities  generally have more credit risk than  higher-rated  securities, are more likely to encounter financial difficulties,  and are more vulnerable to changes in the economy.  Securities rated below  investment  grade,  sometimes called "junk bonds,"  generally have more  credit risk than  higher-rated  securities.  Companies  issuing  high  yield,  fixed income  securities are not as strong  financially as those  companies  issuing  securities with higher credit  ratings.  These  companies are more likely to encounter  financial  difficulties and are more  vulnerable to changes in the economy,  such as a recession or a sustained  period of rising  interest  rates that could  affect  their  ability to make  interest  and  principal payments.  If an issuer  stops  making  interest  and/or  principal  payments,  payments on the securities  may never  resume.  These  securities  may be  worthless  and a Fund could lose its entire  investment.  The prices of high yield,  fixed  income  securities  fluctuate  more than
                                 higher-quality   securities,  and  are  especially  sensitive  to  developments  affecting  the company's  business  and to changes in the  ratings  assigned  by rating  agencies.  High yield securities generally are less liquid than higher-quality  securities.  Many of these securities do not trade frequently,  and when they do trade,  their prices may be significantly  higher or lower than expected.

Interest Rate Risk               Changes in  interest  rates may  adversely  affect the  values of the  securities  held in each
                                 Fund's  portfolio.  In  general,  the  prices  of debt  securities  fall  when  interest  rates increase, and rise when interest rates decrease.  Typically,  the longer the maturity of a debt security,  the more sensitive the debt security is to price shifts as a result of interest rate changes.

Management Techniques Risk       The investment  strategies,  techniques,  and risk analyses employed by the subadvisors,  while designed to enhance  potential  returns,  may not produce the desired results.  The subadvisors may be  incorrect in their  assessments  of the value of  securities  or their  assessments  of market or interest rate trends, which can result in losses to the Funds.

Market Risk                      The risk that  movements in financial  markets  will  adversely  affect the price of the Fund's investments,  regardless  of how well the  companies  in which the Fund  invests  perform.  The market as a whole may not favor the types of

                                       7

                                 investments  the Fund makes.  Also, the risk that the price of one or more of the securities or other  instruments  in the Fund's  portfolio will fall,  or  will  fail to rise.  Many  factors can  adversely  affect  a  security's  performance,  including  both  general  financial market conditions and factors related to a specific company,
                                 industry, country, or geographic region.

Non-Diversification Risk         Each Fund is  non-diversified.  As a result,  each  Fund is  subject  to the risk that the Fund will be more  volatile  than a  diversified  fund  because  the Fund may invest its assets in a smaller  number of  issuers.  Because of this,  the gains and losses on a single  security  may have a greater impact on a Fund's net asset value.

Political and Economic Risk      The political,  legal,  economic,  and social  structures of some foreign countries may be less stable and more volatile than those in the United States.  Investments  in these  countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk          High portfolio  turnover may result in higher costs for brokerage  commissions  and transaction costs (which could reduce investment returns), and capital gains.

Small and Medium Capitalization  The  securities  of  companies  with  small and  medium  capitalizations  may  involve  greater
Stock Risk                       investment  risks than  securities of companies  with large  capitalizations.  Small and medium capitalization  companies may have an unproven or narrow technological base and limited product lines,  distribution  channels,  and market and financial  resources,  and the small and medium capitalization  companies  also may be  dependent  on  entrepreneurial  management,  making the companies more  susceptible to certain setbacks and reversals.  As a result,  the securities of small and medium  capitalization  companies may be subject to more abrupt or erratic  movements than securities of larger  companies,  may have limited  marketability,  and may be less liquid than  securities  of  companies  with  larger  capitalizations.  Foreign  companies  with large capitalizations  may be relatively small by U.S. standards and may be subject to risks that are similar  to the  risks  that  may  affect  small  and  medium  capitalization  U.S.  companies.
                                 Securities  of small  and  medium  capitalization  companies  also may pay no,  or only  small, dividends.

                                       8

U.S. Government Securities Risk  U.S.  government  agency  obligations have different  levels of credit support,  and therefore, different degrees of credit risk.  Securities issued by agencies and  instrumentalities  of the
                                 U.S.  government that are supported by the full faith and credit of the United States,  such as
                                 the  Federal  Housing   Administration  or  Ginnie  Mae,  present  little  credit  risk.  Other securities issued by agencies and  instrumentalities  sponsored by the U.S. government that are supported  only by the  issuer's  right to borrow  from the U.S.  Treasury,  subject to certain limitations,  such as securities  issued by Federal Home Loan Banks,  and securities  issued by agencies and instrumentalities  sponsored by the U.S. government that are supported only by the credit of the issuing  agencies,  such as Freddie Mac and Fannie Mae,  are subject to a greater degree of credit risk.

Value Stock Risk                 Value stocks represent  companies that tend to have lower than average price to earnings ratios and are therefore  cheaper than average  relative to the companies'  earnings.  These companies may  have  relatively  weak  balance  sheets  and,  during  economic  downturns,  they may have insufficient  cash  flow to pay  their  debt  obligations  and  difficulty  finding  additional financing needed for their  operations.  A particular value stock may not increase in price, as anticipated by the  subadvisor,  if other  investors fail to recognize the stock's value or the catalyst that the subadvisor  believes will increase the price of the stock does not affect the price of the stock in the  manner  or to the  degree  that the  subadvisor  anticipates.  Also, cyclical  stocks  tend  to  increase  in  value  more  quickly  during  economic  upturns  than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

Finally,  you may lose money by investing in a Fund.  The  likelihood of loss is greater if you invest for a shorter  period of time.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal  Deposit
Insurance  Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

                                       9

Performance of the Funds

Risk/Return Bar Charts and Tables

The  following bar charts and tables  reflect  performance  information  for the
Class Y-3 shares of each Fund, other than the MGI Non-US Core Equity Fund, as of
December 31, 2006. There is no investment  performance  shown for the MGI Non-US
Core Equity  Fund  because the Fund had not  completed a full  calendar  year of investment operations as of the date of this prospectus.

Class S shares of the Funds had not commenced  operations as of the date of this prospectus,  and  performance  information  is not yet available for the Class S shares.  Performance  information  for the Class Y-3 shares of each Fund,  other than the MGI  Non-US  Core  Equity  Fund,  is shown to  provide  investors  with performance  information about the Fund. The returns of the Class S shares would have been substantially  similar;  however,  the Class S shares are subject to a
12b-1 fee,  while the Class Y-3  shares  are not.  Had the Class S shares of the
Funds been operational  during the period shown, the dividend  distributions (if any) and investment performance of the Class S shares would have been lower.

The  performance  information  shown  gives some  indication  of the risks of an investment in a Fund by comparing the Fund's performance with a broad measure of market  performance.  Each Fund's bar chart illustrates the Fund's calendar year returns.  Each Fund's table  compares the Fund's  average  annual returns with a broad measure of market  performance  and, in some cases, a secondary index. The information shown assumes reinvestment of dividends and distributions.  A Fund's past  performance,  before and after taxes,  is not necessarily an indication of how the Fund will perform in the future.

                                       10

MGI US Large Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
     2006          1.27%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 5.37%.
The Fund's highest return for a quarter during the period shown above was 3.55%, for the quarter ended December 31, 2006.
The Fund's lowest return for a quarter during the period shown above was -6.14%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                      1 Year          Since Inception(1)
MGI US Large Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                  1.27%                 4.65%
  Return After Taxes on Distributions(2)(3)                            0.83%                 4.21%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)    0.97%                 3.77%
Russell 1000 Growth(TM) Index(5)                                       9.07%                 8.64%
Russell 1000(TM) Index(6)                                             15.46%                12.99%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return

                                       11

     results when a capital loss occurs upon  redemption and provides an assumed tax deduction that benefits the investor.

(5)  The Russell 1000 Growth(TM) Index measures the performance of those Russell
     1,000  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees,  expenses,  or taxes. As of July 31,  2007,  the Fund  changed its  performance  benchmark  from the
     Russell  1000(TM) Index to the Russell 1000  Growth(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  1000(TM) Index  measures the  performance of the 1,000 largest companies in the Russell 3000 Index,  and represents  approximately  92% of the total market  capitalization  of the Russell  3000 Index.  The index is unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       12

MGI US Large Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           17.77%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 5.87%.
The Fund's highest return for a quarter during the period shown above was 8.00%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter during the period shown above was -1.76%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                      1 Year          Since Inception(1)
MGI US Large Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                 17.77%                15.48%
  Return After Taxes on Distributions(2)(3)                           17.15%                14.92%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)   12.11%                13.08%
Russell 1000 Value(TM) Index(5)                                       22.24%                17.54%
Russell 1000(TM) Index(6)                                             15.46%                12.99%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       13

(5)  The Russell 1000 Value(TM)  Index measures the performance of those Russell
     1,000 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees,  expenses,  or taxes.  As of
     July 31, 2007, the Fund changed its performance  benchmark from the Russell
     1000(TM) Index to the Russell 1000 Value(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  1000(TM) Index  measures the  performance of the 1,000 largest companies in the Russell 3000 Index,  and represents  approximately  92% of the total market  capitalization  of the Russell  3000 Index.  The index is unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       14

MGI US Small/Mid Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           12.46%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 11.83%.
The Fund's  highest  return for a quarter  during  the  period  shown  above was
11.85%, for the quarter ended March 31, 2006.
The Fund's lowest return for a quarter during the period shown above was -7.59%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                     1 Year          Since Inception(1)
MGI US Small/Mid Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                12.46%                15.48%
  Return After Taxes on Distributions(2)(3)                          10.72%                13.93%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)   8.47%                12.46%
Russell 2500 Growth(TM) Index(5)                                     12.26%                12.08%
Russell 2500(TM) Index(6)                                            16.16%                13.80%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       15

(5)  The Russell 2500 Growth(TM) Index measures the performance of those Russell
     2,500  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees,  expenses,  or taxes. As of July 31,  2007,  the Fund  changed its  performance  benchmark  from the
     Russell  2500(TM) Index to the Russell 2500  Growth(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  2500(TM)  Index is an index that  includes the 2,500  smallest companies in the Russell 3000 Index.  The index is unmanaged  and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       16

MGI US Small/Mid Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           14.42%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 8.39%.
The Fund's highest return for a quarter during the period shown above was 9.42%, for the quarter ended March 31, 2006.
The Fund's lowest return for a quarter during the period shown above was -3.63%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                     1 Year          Since Inception(1)
MGI US Small/Mid Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                14.42%                11.24%
  Return After Taxes on Distributions(2)(3)                          13.09%                10.23%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)   9.99%                 9.21%
Russell 2500 Value(TM) Index(5)                                      20.18%                15.56%
Russell 2500(TM) Index(6)                                            16.16%                13.80%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       17

(5)  The Russell 2500 Value(TM)  Index measures the performance of those Russell
     2,500 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees,  expenses,  or taxes.  As of
     July 31, 2007, the Fund changed its performance  benchmark from the Russell
     2500(TM) Index to the Russell 2500 Value(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  2500(TM)  Index is an index that  includes the 2,500  smallest companies in the Russell 3000 Index.  The index is unmanaged  and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       18

MGI Core Opportunistic Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           4.21%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 0.40%.
The Fund's highest return for a quarter during the period shown above was 3.75%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter during the period shown above was -0.60%, for the quarter ended March 31, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                      1 Year          Since Inception(1)
MGI Core Opportunistic Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                                  4.21%                 3.47%
  Return After Taxes on Distributions(2)(3)                            3.16%                 2.43%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)    2.74%                 2.35%
Lehman Brothers Aggregate Bond(TM) Index(5)                            4.33%                 3.56%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       19

(5)  The Lehman Brothers  Aggregate Bond(TM) Index is an index that measures the performance  of securities  from the Lehman  Brothers  Government/Corporate
     Bond Index,  Mortgage-Backed  Securities Index, and Asset-Backed Securities
     Index. The Lehman Brothers  Aggregate Bond Index is a broad  representation of the  investment-grade  fixed-income  market  in the  United  States  and includes U.S.  government  and  corporate  debt  securities,  mortgage- and asset-backed securities,  and international U.S.  dollar-denominated bonds.
     All securities contained in the Lehman Brothers Aggregate Bond Index have a minimum term to maturity of one year.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       20

MGI US Short Maturity Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           4.56%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 2.22%.
The Fund's highest return for a quarter during the period shown above was 2.09%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter  during the period shown above was 0.50%, for the quarter ended March 31, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                      1 Year          Since Inception(1)
MGI US Short Maturity Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                                  4.56%                 3.96%
  Return After Taxes on Distributions(2)(3)                            2.89%                 2.34%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)    2.97%                 2.44%
Lehman Brothers Government/Corporate 1-3 Year Bond Index(5)            4.25%                 3.76%

(1)  The inception date of the Fund is August 22, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the

                                       21

     specified period. In certain cases, the figure  representing  "Return After
     Taxes on  Distributions  and Sale of Fund  Shares"  may be higher  than the other return figures for the same period. A higher after tax return results when a capital  loss occurs  upon  redemption  and  provides an assumed tax deduction that benefits the investor.

(5)  The Lehman  Brothers  Government/Corporate  1-3 Year Bond Index is an index which measures the performance of U.S.  corporate and government bonds with maturities  of between 1 and 3 years.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       22

Fees and Expenses

These tables  summarize  the fees and expenses that you may pay if you invest in the Class S shares of the Funds.

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)(2).......................................................... 2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                                  Total
                                                      Distribution                Annual     Management
                                                      and/or                      Fund       Fee Waiver/
                                         Management   Service        Other        Operating  Expense          Net
                                         Fees(3)      (12b-1) Fees   Expenses(4)  Expenses   Reimbursements   Expenses(5)

MGI US Large Cap Growth Equity Fund       0.55%        0.25%         0.45%        1.25%           0.18%       1.07%
MGI US Large Cap Value Equity Fund        0.53%        0.25%         0.44%        1.22%           0.17%       1.05%
MGI US Small/Mid Cap Growth Equity Fund   0.90%        0.25%         0.51%        1.66%           0.24%       1.42%
MGI US Small/Mid Cap Value Equity Fund    0.90%        0.25%         0.52%        1.67%           0.25%       1.42%
MGI Non-US Core Equity Fund               0.75%        0.25%         0.56%        1.56%           0.24%       1.32%
MGI Core Opportunistic Fixed Income Fund  0.35%        0.25%         0.45%        1.05%           0.18%       0.87%
MGI US Short Maturity Fixed Income Fund   0.25%        0.25%         1.00%        1.50%           0.68%       0.82%

(1)  Securities   dealers,   financial   intermediaries,   or  other   financial
     institutions,  including an  affiliate of the Advisor,  may charge a fee to process a redemption of shares.

(2)  A 2.00%  redemption  fee  payable to the  applicable  Fund may apply to any shares that are redeemed  within 30 days of purchase.  Please see "Frequent
     Trading of Fund Shares" for further information.

(3)  For each Fund,  other than the MGI US Small/Mid  Cap Growth Equity Fund and
     MGI US Small/Mid Cap Value Equity Fund,  the Fund's  Investment  Management
     Agreement includes a breakpoint where the Fund's investment  management fee is reduced by 2 basis  points to the extent the Fund's  assets  exceed $750 million.

(4)  Includes an internal administrative fee of 0.15% paid by the Class S shares of the Funds to the  Advisor.  The  "Other  Expenses"  item  also  includes custodial,  legal, audit,  transfer agent, and sub-transfer agent payments, and trustees' fees and expenses.

(5)  The Trust,  with respect to each Fund,  and the Advisor have entered into a written  contractual  fee waiver and expense  reimbursement  agreement (the
     "expense reimbursement agreement") pursuant to which the Advisor has agreed to waive a portion of its fees and/or to  reimburse  expenses to the extent that each Fund's  expenses  (not  including  brokerage  fees and  expenses, interest,  and  extraordinary  expenses)  otherwise  would  exceed the "Net
     Expenses"  rates  shown in the  table  above  for the Class S shares of the
     Fund.  Pursuant  to the  expense  reimbursement  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor  reimburses for a period of three years following such fee waivers and expense  reimbursements,  to the extent that such reimbursement of the  Advisor by a Fund will not cause the Fund to exceed any  applicable expense limitation that is in place for

                                       23

     the Fund. The expense reimbursement agreement will remain in effect through
     March 31, 2008,  and will  continue in effect from year to year  thereafter unless terminated by the Trust or the Advisor.

Examples

The  examples  below are  intended to help you compare the costs of investing in the Class S shares  of the  Funds  with the cost of  investing  in other  mutual funds.  The examples assume that you invest $10,000 in the Class S shares of the
Funds for the time  periods  shown,  that your  investment  has a 5% return each year, that all dividends and capital gain  distributions are reinvested and that the Funds' operating expenses remain the same as shown above.

Although your actual costs may be higher or lower,  based on these  assumptions, your cumulative estimated expenses would be:

                                                                  1 year           3 years          5 years          10 years

MGI US Large Cap Growth Equity Fund...........................  $   109           $   379          $   669           $  1,495
MGI US Large Cap Value Equity Fund............................  $   107           $   370          $   654           $  1,462
MGI US Small/Mid Cap Growth Equity Fund.......................  $   145           $   500          $   880           $  1,945
MGI US Small/Mid Cap Value Equity Fund........................  $   145           $   502          $   884           $  1,955
MGI Non-US Core Equity Fund...................................  $   134           $   469          $   827           $  1,836
MGI Core Opportunistic Fixed Income Fund......................  $    89           $   316          $   562           $  1,266
MGI US Short Maturity Fixed Income Fund.......................  $    84           $   407          $   754           $  1,732

If you are  investing  in  Class S  shares  through  a  financial  advisor  or a retirement  plan account,  you may be subject to  additional  fees and expenses, such as plan administration  fees. Please refer to the program materials of that financial  advisor  or  retirement  plan  account  for any  special  provisions, additional  service  features,  or fees  and  expenses  that  may  apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts

Investment Objective    Long-term total return, which includes capital
                        appreciation and income

Investment Category     Domestic Equity Fund

Investment Focus        Common stocks of large U.S. and multinational companies

Benchmark               Russell 1000 Growth(TM) Index

                                       24

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor  believes possess  superior  potential for long-term capital appreciation.  Under normal circumstances, the Fund will invest at least
80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of large  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "large  capitalization  U.S. companies" to be U.S.  companies  with market  capitalizations  greater than $5 billion at the time of purchase.  (If the Fund changes this  investment  policy,  the Fund will notify shareholders at least 60 days in advance of the change.)  Generally,  the companies in which the Fund invests have higher  earnings  and/or revenue growth histories or expectations  relative to the Russell 1000 Index. (The Russell 1000
Index includes the 1,000 largest  companies in the Russell  3000(R) Index, as of the end of May of each year,  or as  determined  by Russell.)  While the primary investment strategy of the Fund is to generate capital appreciation,  income may be generated from dividends paid by the common stocks in the Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if movement in the market price  causes a  particular  stock's  market  capitalization  to fall below this level, the Fund is not required to dispose of the stock.

The  Fund's  benchmark,   the  Russell  1000  Growth(TM)  Index,   measures  the
performance of those Russell 1,000  companies with higher price -to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Enhanced Investment Technologies, LLC ("INTECH"), located at 2401 PGA Boulevard,
Suite 100,  Palm Beach  Gardens,  Florida  33410,  serves as a subadvisor to the
Fund.  INTECH  has  managed  institutional  portfolios  since  1987,  and  is  a subsidiary of Janus Capital  Management.  A team of four  portfolio  managers is primarily  responsible  for the  day-to-day  management  of  INTECH's  allocated portion of the Fund's portfolio.  The team consists of Robert Fernholz, David E.
Hurley, Cary Maguire,  and Joseph W. Runnels.  Mr. Hurley, Dr. Maguire,  and Mr.
Runnels jointly handle the day-to-day  management function,  under the oversight of Dr. Fernholz.  Dr. Fernholz,  Director,  Executive Vice President,  and Chief
Investment  Officer  of  INTECH,  joined  INTECH  in 1987 and has  served in his current  role since 1991.  Mr.  Hurley is

                                       25

Executive Vice President and Chief Operating  Officer of INTECH (since 2002) and has been with the firm since 1988. Dr. Maguire is Senior  Investment  Officer of
INTECH (since 2002) and joined the firm in 1991. Mr.  Runnels,  Vice  President,
Portfolio  Management  of INTECH  (since  2003),  joined  the firm in 1998.  Mr.
Runnels  previously  served as Director of Trading and  Operations  from 1999 to
2003.  Each  portfolio  manager has managed  INTECH's  allocated  portion of the
Fund's assets since the Fund's  inception.  The Trust's  Statement of Additional
Information (the "SAI") furnishes  additional  information  about each portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to INTECH.

Securities Selection

INTECH  manages  its  allocated   portion  of  the  Fund's   portfolio  using  a
mathematical  portfolio  management  process.   INTECH  developed  the  formulas
underlying this mathematical  investment  process.  The mathematical  investment process is designed to take advantage of market  volatility  (variation in stock prices),  rather than using a fundamental research or market/economic  trends to predict the future returns of stocks.  The process seeks to generate a return in excess of the portfolio's  benchmark over the long term,  while  controlling the risk relative to the benchmark. INTECH monitors the total risk and volatility of a portfolio's holdings with respect to its benchmark index.

The mathematical  investment  process  involves  selecting stocks primarily from stocks within its allocated  portion's  benchmark index,  the S&P  500/Citigroup
Growth  Index.  Using its  mathematical  principles,  INTECH  will  periodically determine  a target  weighting  of these  stocks  and  rebalance  to the  target weighting.  The  rebalancing  techniques  used by INTECH  may result in a higher portfolio  turnover compared to a "buy and hold" fund strategy.  INTECH seeks to outperform the  portfolio's  benchmark index through its  mathematical  process.
INTECH  seeks to  identify  stocks for the  portfolio  in a manner that does not increase the overall  portfolio  volatility  above that of the benchmark  index.
INTECH  employs  risk  controls  designed  to minimize  the risk of  significant underperformance  relative to the  benchmark  index.  However,  the  proprietary mathematical process used by INTECH may not achieve the desired results.

Sands  Capital  Management,  LLC  ("Sands  Capital"),  located  at  1100  Wilson
Boulevard,  Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands
Capital  was  founded in 1992.  Frank M. Sands,  Sr.,  CFA, is the firm's  Chief
Executive Officer and Chief Investment  Officer.  Sands Capital is independently owned.  A team of four  portfolio  managers is  responsible  for the  day-to-day management of Sands Capital's  allocated  portion of the Fund's  portfolio.  The team consists of Frank M. Sands,  Sr., David E. Levanson,  Frank M. Sands,  Jr.,
and A. Michael Sramek.  Mr. Sands,  Sr., CEO and Chief Investment  Officer,  has
been  with  the  firm  since  its  inception  in 1992  and has  over 38 years of investment experience. Mr. Sands, Sr. is the lead member of the team and as such is ultimately  responsible for overall  portfolio  management of Sands Capital's allocated  portion of the  Fund's  portfolio.  Mr.  Levanson,  Senior  Portfolio
Manager and Director of U.S. Mutual Funds,  rejoined the firm in 2002.  Prior to rejoining  the firm,  Mr.  Levanson  was a research  analyst for MFS  Investment
Management.

                                       26

Mr.  Levanson is responsible  for the day-to-day  management of Sands  Capital's allocated  portion  of the Fund's  portfolio  and the  investment  of daily cash flows. Mr. Sands,  Jr.,  President,  Director of Research,  and Senior Portfolio
Manager,  has been with Sands Capital since 2000.  Mr.  Sands,  Jr.  assists Mr.
Levanson on the day-to-day  management of Sands Capital's  allocated  portion of the Fund's portfolio. Mr. Sramek, Research Analyst and Portfolio Manager, joined
Sands Capital in 2001. Prior to joining Sands Capital, Mr. Sramek was a research analyst with Mastrapasqua &  Associates.  Mr. Sramek assists Mr. Levanson on the day-to-day  management of Sands  Capital's  allocated  portion of the Fund's portfolio and the  investment of daily cash flows.  Each  portfolio  manager has managed Sands Capital's  allocated portion of the Fund's assets since the Fund's
inception.   The  SAI  provides  additional  information  about  each  portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Sands Capital.

Securities Selection

Sands Capital  manages its  allocated  portion of the Fund's  portfolio  using a bottom-up,  fundamental  approach to select  securities.  Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

Sands Capital  seeks  companies  with  sustainable  above average  potential for growth in revenue and  earnings,  and with capital  appreciation  potential.  In addition,  Sands Capital looks for companies that have a leadership  position or proprietary  niche in a  promising  business  space,  that  demonstrate  a clear mission and  value-added  focus,  that exhibit  financial  strength and that are reasonably  valued in  relation  to the market  and  business  prospects.  Sands
Capital generally  considers selling a security when prospects for future growth do not look  promising.  The  portion of the Fund's  portfolio  managed by Sands
Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

Winslow  Capital  Management,  Inc.  ("Winslow"),  located at 4720 IDS Tower, 80
South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the
Fund.  Messrs.  Clark J. Winslow,  Justin H. Kelly, and R. Bart Wear are jointly and primarily  responsible for the day-to-day  management of Winslow's allocated portion of the Fund's  portfolio.  Mr. Winslow has served as the Chief Executive
Officer and a portfolio  manager of Winslow since 1992. Mr. Winslow has 41 years of investment  experience and has managed investment  portfolios since 1975. Mr.
Kelly is a Managing  Director  and a  portfolio  manager of Winslow and has been with the firm since 1999. He also is a Chartered Financial Analyst ("CFA").  Mr.
Wear is a Managing Director and a portfolio manager of Winslow and has been with the firm since 1997. He also is a CFA. The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

                                       27

Securities Selection

In managing its  allocated  portion of the Fund's  portfolio,  Winslow  seeks to invest in  companies  with  above-average  earnings  growth to provide  the best opportunity  for  achieving  superior  portfolio  returns  over  the  long-term.
Valuation relative to Winslow's estimated earnings growth rate is also important in selecting a stock. In managing its allocated portion of the Fund's portfolio,
Winslow  invests in  companies it believes can deliver  future  annual  earnings growth of at least  12%,  with a rising  return  on  invested  capital.  Winslow invests in companies  that  exhibit  three types of earnings  growth:  long-term sustainable  earnings growth,  cyclical growth in the right part of the business cycle, and newer industries with rapid growth.

The  high-quality  growth  companies  that Winslow  selects  exhibit many of the following characteristics:

     o    addresses markets with growth opportunities
     o    leading or increasing market share
     o    identifiable and sustainable competitive advantages
     o    management  teams  that  can  perpetuate  the  companies'  competitive advantages
     o    high, and preferably rising, return on invested capital

In  order  to  identify  investment  candidates,   Winslow  begins  by  using  a
quantitative screen of the approximately 700 companies in the Russell 1000 Index with market  capitalizations  exceeding $4 billion,  complemented with a limited number of  companies  that  either are not in the Index  and/or are below the $4 billion market  capitalization  threshold.  Winslow  screens for factors such as revenue and earnings growth,  return on invested capital,  earnings consistency, earnings  revisions,  low  financial  leverage,  and high free  cash flow  rates relative to net income.  This process further reduces the list to  approximately
300  companies.  Winslow then  conducts a detailed  assessment  of each company, seeking to identify companies with the above characteristics and further reduces the list to approximately 100 companies that Winslow actively analyzes.

Winslow's  allocated portion of the Fund's portfolio  typically will be invested in 50 to 60 different  stocks,  selected by team  decision-making.  In selecting those  stocks,  Winslow is attentive to four factors in portfolio  construction:
sector weightings,  variations in earnings growth rates, market capitalizations, and price/earnings  ratios. Winslow also employs a sell discipline where Winslow will sell some or all of its position in a stock when,  in Winslow's  view,  the stock becomes fully valued,  or the position  exceeds 5% of Winslow's  allocated portion  of the  Fund's  portfolio.  Winslow  also  will sell some or all of its position  in a  particular  stock when  Winslow  believes  that the  fundamental business  prospects of the stock are diverging  negatively  from Winslow's basis for investment.

                                       28

MGI US Large Cap Value Equity Fund

Fund Facts

Investment Objective   Long-term total return, which includes capital
                       appreciation and income

Investment Category    Domestic Equity Fund

Investment Focus       Common stocks of large U.S. and multinational companies

Benchmark              Russell 1000 Value(TM) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor believes possess the potential for long-term capital appreciation  and, in the judgment of the  subadvisor,  appear to be undervalued based on the stocks'  intrinsic  values relative to their current market prices.
Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment  purposes,  if any) in the equity  securities of large capitalization U.S. companies. For purposes of this investment policy, the
Fund considers "large  capitalization  U.S. companies" to be U.S. companies with market capitalizations  greater than $5 billion at the time of purchase. (If the
Fund changes this investment policy, the Fund will notify  shareholders at least
60 days in advance of the change.) While the primary investment  strategy of the
Fund is to generate capital appreciation, income may be generated from dividends paid by the common stocks in the Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if movement in the market price  causes a  particular  stock's  market  capitalization  to fall below this level, the Fund is not required to dispose of the stock.

The Fund's benchmark, the Russell 1000 Value(TM) Index, measures the performance of those  Russell 1,000  companies  with lower  price-to-book  rations and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the

                                       29

portfolio managers that are responsible for managing an allocated portion of the
Fund, and the subadvisors' investment strategies, are:

Lord,  Abbett & Co. LLC ("Lord  Abbett"),  located at 90 Hudson  Street,  Jersey
City,  New Jersey 07302,  serves as a subadvisor  to the Fund.  Founded in 1929,
Lord Abbett is an independent money management firm. Ownership of Lord Abbett is distributed across senior professionals that fully participate in the management and operation of the firm's investment activities.

Eli Salzmann and Sholom  Dinsky are jointly and  primarily  responsible  for the
day-to-day   management  of  Lord  Abbett's  allocated  portion  of  the  Fund's portfolio. Mr. Salzmann joined Lord Abbett in 1997 and is a Partner and Director of Lord  Abbett's  large cap value  investment  group.  He also has  served as a research  analyst and a portfolio  manager  since  1997.  Mr.  Dinsky has been a
Partner and Portfolio  Manager of Lord Abbett since 2002. From 2000 to 2002, Mr.
Dinsky was a Senior  Equity  Analyst  and  Associate  Portfolio  Manager at Lord
Abbett.  Each portfolio  manager has managed Lord Abbett's  allocated portion of the  Fund's  assets  since the Fund's  inception.  The SAI  provides  additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Lord Abbett.

Securities Selection

Lord Abbett manages its allocated  portion of the Fund's portfolio using a value investing philosophy. In order to seek the highest returns with the least degree of risk, Lord Abbett generally seeks to build a portfolio of stocks in companies that, in Lord Abbett's opinion, have: (i) attractive  valuations;  (ii) positive fundamentals;  (iii) appropriate economic risk exposure;  and (iv) suitable risk parameters.

Lord Abbett  identifies a universe of stocks with  attractive  valuations  using several models,  including a dividend  discount model that focuses on normalized earnings.  Lord Abbett employs fundamental research to further narrow investment opportunities  among the stocks in the universe.  Lord Abbett's research process typically  includes  visits to companies,  as well as the companies'  respective suppliers and  competitors,  in an effort to identify  catalysts  that may drive these companies'  stock prices higher.  Lord Abbett's  allocated  portion of the
Fund's  portfolio  typically  consists of 70 to 90 stocks,  depending  on market conditions.

Numeric  Investors LLC  ("Numeric"),  located at One Memorial Drive,  9th Floor,
Cambridge,  Massachusetts  02142, serves as a subadvisor to the Fund. Numeric is wholly-owned  by Numeric Midco LLC, which is  wholly-owned  by Numeric  Holdings
LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain  senior  employees  and a private  equity  partner,  TA  Associates.  TA
Associates  has warrants,  which,  if exercised,  would result in TA Associates'
ownership of approximately 50% of the holding company that owns Numeric.

Messrs.  Arup Datta, CFA and Joseph J. Schirripa,  CFA are jointly and primarily responsible for the day-to-day  management of Numeric's allocated portion of the
Fund's  portfolio.  Mr.

                                       30

Datta, Portfolio Manager,  joined Numeric in 1993 as a quantitative analyst, and is responsible for the portfolio management of Numeric's mid and large cap core, growth,  value,  and amplified  core  strategies.  Mr.  Schirripa,  Co-Portfolio
Manager,   joined  Numeric  in  2003,  and  provides  portfolio  management  and quantitative  research  capabilities for Numeric's U.S. core equity  strategies.
Prior to joining Numeric,  Mr. Schirripa was a portfolio  manager and analyst at
Standish Mellon.  The SAI provides  additional  information about each portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Numeric  manages  its  allocated   portion  of  the  Fund's  portfolio  using  a
quantitative  process that consists  primarily of three stock selection  models.
The "Fair  Value"  model seeks to take  advantage  of price  anomalies  that may result  from  investor  overreaction  to  information  in the  marketplace.  The
"Estrend(R)"  model focuses on earnings trends and seeks to identify  securities that are  positioned  to benefit  from those  trends.  The "Quality of Earnings"
model is based on  Numeric's  analysis  of a  company's  balance  sheet,  income statement, and statement of cash flows. The objective of the Quality of Earnings model is to identify companies that may be employing  accounting  practices that
Numeric considers to be either  aggressive or conservative.  Using a combination of stock selection models,  including those described above, Numeric generates a relative  numerical  score for each  company that  Numeric  analyzes,  and these scores drive Numeric's decisions to buy, sell, or hold a particular security.

Pzena  Investment  Management  ("Pzena"),  located at 120 West 45th Street,  New
York,  New York  10036,  serves as a  subadvisor  to the Fund.  Richard S. Pzena founded Pzena in 1995,  and the firm began  managing  assets in 1996. As of June
30,  2007,  the  majority  of  Pzena  was  owned  by the  firm's  four  managing principals:  Richard S. Pzena (Managing Principal,  Chief Executive Officer, and
Co-Chief  Investment  Officer),  John P. Goetz (Managing  Principal and Co-Chief
Investment  Officer),  Bill Lipsey  (Managing  Principal,  Marketing  and Client
Services),  and A. Rama Krishna  (Managing  Principal,  Portfolio  Manager).  In
addition,  nineteen additional  employees owned interests in the firm as of that date. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of June 30, 2007, Pzena had  approximately  $30.64 billion in assets under management.

The investment  team  primarily  responsible  for the  day-to-day  management of
Pzena's allocated portion of the Fund's portfolio is as follows:

     Richard S. Pzena.  Managing  Principal,  Chief Executive Officer,  Co-Chief
     Investment  Officer,  and  Founder  of  Pzena.  Mr.  Pzena  has  worked  in investment management since 1986, and he has been with Pzena since 1995.

     John P. Goetz.  Managing  Principal and Co-Chief  Investment  Officer.  Mr.
     Goetz has worked in investment  management since 1996, and he has been with
     Pzena since 1996.

                                       31

     Antonio DeSpirito, III. Mr. DeSpirito is a Principal and Portfolio Manager.
     Mr. DeSpirito has worked in investment  management since 1996, and has been with Pzena since 1996.

Each member of the team has equal weight in  determining  how research  findings are translated into an earnings model.  Further, all decisions require unanimous consent  of each of the three  portfolio  managers.  Should  one of the  members become  unavailable  for either  planned or  unplanned  reasons,  the  remaining members would continue the process.  Each portfolio  manager has managed Pzena's allocated  portion of the Fund's assets since the Fund's  inception,  except Mr.
DeSpirito,  who has managed Pzena's allocated portion of the Fund's assets since
January  2006.  The SAI provides  additional  information  about each  portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Pzena.

Securities Selection

Pzena  manages its  allocated  portion of the Fund's  portfolio  using a classic value  investment  philosophy.  Pzena defines value stocks as those stocks whose prices are low relative to their  longer-term  normal  earnings  power.  Pzena's securities  selection  process  involves  an initial  ranking of the 500 largest
U.S.-listed  companies,  from the least expensive to the most  expensive,  based upon a ratio of each company's  price-to-normalized  earnings. Research priority is given to the  least  expensive  stocks,  those  exhibiting  a group or sector theme, and those offering portfolio diversification benefits.  Companies undergo rigorous  qualitative  research  by Pzena's  analysts to  determine  whether the causes of the  under-valuation  are likely to be temporary or  permanent.  Third party  analysis and data sources are used for about 10% to 20% of this research.
Onsite due diligence is also an important step in Pzena's  securities  selection determination.  This  step  occurs  at the end of the  research  process,  which enables  Pzena  to  engage  in a  dialogue  with  company  management  from  the perspective of well-informed  critical thinkers. As a result of Pzena's security selection process,  the portion of the Fund's portfolio  allocated to Pzena will typically be highly concentrated with a strong value emphasis.

MGI US Small/Mid Cap Growth Equity Fund

Fund Facts

Investment Objective   Long-term total return, which includes capital
                       appreciation and income

Investment Category    Domestic Equity Fund

Investment Focus       Common stocks of small and medium-sized U.S. companies

Benchmark              Russell 2500 Growth(TM) Index

                                       32

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in small and  medium-sized  U.S.  companies  that a
subadvisor   believes   possess   superior   potential  for  long-term   capital
appreciation.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of small-to-medium  capitalization  U.S.  companies.  For purposes of this investment policy, the Fund considers "small-to-medium  capitalization U.S.
companies" to be U.S. companies with market capitalizations  between $25 million and the largest company represented in the Russell 2500 Index, which, as of June
30, 2007, was $8.5 billion.  (If the Fund changes this  investment  policy,  the
Fund  will  notify  shareholders  at least 60 days in  advance  of the  change.)
Generally,  the companies in which the Fund invests have higher  earnings and/or revenue growth histories or expectations relative to the Russell 2500 Index.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if movement in the market price causes a stock to change from one  capitalization  range to another,  the Fund is not  required to dispose of the stock.

The  Fund's  benchmark,   the  Russell  2500  Growth(TM)  Index,   measures  the
performance of those Russell 2,500  companies with higher  price-to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Westfield  Capital  Management  Company,  LLC  ("Westfield"),   located  at  One
Financial  Center,  24th  Floor,  Boston,   Massachusetts  02111,  serves  as  a
subadvisor to the Fund.  Westfield is a registered  investment  adviser that was founded in 1989. Westfield has been a wholly-owned  subsidiary of Boston Private
Financial Holdings, Inc. since 1997.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment  Committee,  which consists of Westfield's securities  analysts and the primary  portfolio  management  team members listed below.  Each member of the  Westfield  Investment  Committee  has input into the investment  process  and  overall  product  portfolio  construction.  Investment decisions are made within the parameters established by a portfolio's investment objective(s),  policies, and restrictions. The following Westfield employees are jointly and primarily  responsible for the day-to-day  management of Westfield's allocated portion of the Fund's portfolio:  Mr. William Muggia, Chief Investment
Officer & President, joined

                                       33

Westfield in 1994 and has served as President  and Chief  Investment  Officer of
Westfield  since  2001.  Mr.  Muggia  is the  lead  member  of the  team  and is ultimately responsible for overall portfolio management of Westfield's allocated portion of the Fund's portfolio.  He covers health care. Mr. Arthur Bauernfeind,
Chairman and Chief Executive Officer, joined Westfield in 1990 and has served as
Chairman  and  Chief  Executive  Officer  since  2000.  Mr.  Bauernfeind  covers economics,  financial services,  transportation,  and fixed income markets.  Mr.
Ethan J.  Meyers,  Senior Vice  President,  joined  Westfield in 1999 and covers business,  financial,  and  consumer  services.  Mr.  Scott R.  Emerman,  Senior
Security Analyst, joined Westfield in 2002 and covers consumer discretionary and consumer  staples.  The team has managed  Westfield's  allocated  portion of the
Fund's  assets  since  the  Fund's  inception.   The  SAI  provides   additional
information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Westfield.

Securities Selection

Westfield  manages  its  allocated  portion  of the  Fund's  portfolio  using  a fundamental,  bottom-up  research approach,  which seeks to identify  reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk,  Westfield  generally  favors stocks that, in the judgment  of the firm,  have:  (i)  sizable  management  ownership;  (ii) strong financial conditions;  (iii) sufficient cash flow to fund growth internally; and
(iv) strong pricing power.

Westfield conducts fundamental,  bottom-up research, including meetings with the companies'  management  personnel.  Westfield considers factors such as earnings growth forecasts,  price target estimates,  total return potential, and business developments.  Stocks  may be sold when  Westfield  believes  that the stocks no longer  represent  attractive  investment  opportunities,  based on the  factors described above.

Mazama Capital Management,  Inc.  ("Mazama"),  located at One Southwest Columbia
Street, Suite 1500, Portland, Oregon, 97258, serves as a subadvisor to the Fund.
Mazama,  an  independent  investment  advisor  that  was  founded  in  1993,  is controlled by its employees.

Ronald A. Sauer,  Stephen C. Brink,  CFA,  Gretchen M. Novak,  CFA,  and Joel L.
Rubenstein are responsible for the day-to-day  management of Mazama's  allocated portion of the Fund's  portfolio.  Mr. Sauer is a founder and the  President and
Senior  Portfolio  Manager  at  Mazama,  and has  over 26  years  of  investment experience.  Mr. Sauer serves as lead portfolio  manager and oversees the team's investment process. Mr. Brink is a Senior Vice President,  Director of Research,
and Portfolio Manager at Mazama, and has over 29 years of investment experience.
Mr. Brink oversees the flow and quality of research information.  Ms. Novak is a
Portfolio  Manager at Mazama and has over 13 years  investment  experience.  Ms.
Novak is responsible for researching companies in the consumer discretionary and consumer  staples  sectors.  Mr.  Rubenstein  serves as an  Associate  Portfolio
Manager supporting the overall portfolio  management of the Fund. Each portfolio manager has been involved in managing  Mazama's  allocated portion of the Fund's assets since the Fund's inception. The SAI provides additional

                                       34

information about each portfolio manager's compensation,  other accounts managed by each portfolio manager and each portfolio  manager's  ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Mazama.

Securities Selection

Mazama manages its allocated  portion of the Fund's  portfolio using a bottom-up approach to security  selection.  The firm utilizes a  proprietary  model as the framework for security selection and portfolio construction decisions.  Mazama's security  selection  process  begins  by  screening  a  universe  of over  1,500 companies  within  the  market  capitalization  range of the  securities  in the
Russell 2500 GrowthTM  Index for  desirable  financial  characteristics.  Mazama employs a proprietary  price/performance model to identify a group of 300 to 400
companies   that,  in  its  judgment,   may  represent   attractive   investment
opportunities.  The model takes into account both  quantitative  and qualitative factors in order to identify companies that meet certain criteria. These factors include:  (i) the quality of management  and key  personnel;  (ii) the company's ability to meet or exceed earnings  estimates;  (iii) estimated return on equity divided by a  company's  forward  price-to-earnings  ratio;  and (iv)  estimated
earnings  growth  divided  by  a  company's  forward   price-to-earnings  ratio.
Companies  passing the initial  screening  are further  analyzed by Mazama using rigorous fundamental analysis.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts

Investment Objective   Long-term total return, comprised primarily of capital
                       appreciation

Investment Category    Domestic Equity Fund

Investment Focus       Common stocks of small and medium-sized U.S. companies

Benchmark              Russell 2500 Value(TM) Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in common  stocks of small and  medium-sized  U.S.
companies that a subadvisor believes possess the potential for long-term capital appreciation  and that appear to be undervalued at the time of purchase based on the stocks'  intrinsic  values  relative to their current market  prices.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings  for  investment  purposes,  if  any)  in the  equity  securities  of small-to-medium  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "small-to-medium capitalization U.S. companies" to be
U.S. companies with market

                                       35

capitalizations  between $25 million and the largest company  represented in the
Russell 2500 Index,  which, as of June 30, 2007, was $8.5 billion.  (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.)

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

The Fund's benchmark, the Russell 2500 Value(TM) Index, measures the performance of those  Russell  2,500  companies  with lower  price-to-book  ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

AQR Capital Management,  LLC ("AQR"), located at Two Greenwich Plaza, 3rd Floor,
Greenwich,  Connecticut  06830,  serves  as a  subadvisor  to the  Fund.  AQR is majority owned and controlled by its principals.

Messrs.  Clifford S. Asness,  Robert J. Krail,  and John M. Liew are jointly and primarily  responsible for the day-to-day  management of AQR's allocated portion of the Fund's portfolio. Each of the portfolio managers has served as a Founding
Principal of AQR since  co-founding the firm in 1998. Each portfolio manager has managed AQR's  allocated  portion of the Fund's assets since June 2006.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

In managing  its  allocated  portion of the Fund's  portfolio,  AQR  utilizes an investment  philosophy  that  combines  the  basic  concepts  of both  value and momentum investing.  Through a quantitative  process, AQR applies these concepts using a  variety  of  proprietary  indicators  across  many  markets.  AQR  also
evaluates  earnings  quality,   investor  sentiment,   sustainable  growth,  and
management signaling as important components of the investment process.

AQR's  quantitative   investment   approach  begins  with  the  creation  of  an
appropriate  universe of  securities  based on a relevant  benchmark,  liquidity considerations,  and additional screening factors.  Once an appropriate universe of potential  investments has been identified,  AQR assigns an individual rating to each industry and to each security.  These two rating components are combined to produce a final  rating.  AQR then seeks to  construct  an optimal  portfolio using these assigned ratings.  AQR uses proprietary  trading and risk-management models to monitor and rebalance  the portfolio in accordance  with AQR's ongoing analysis.

                                       36

NWQ Investment  Management  Company,  LLC ("NWQ"),  located at 2049 Century Park
East, 16th Floor, Los Angeles,  California 90067,  serves as a subadvisor to the
Fund. NWQ is an indirect, wholly-owned subsidiary of Nuveen Investments, Inc. On
June 20, 2007,  Nuveen  Investments,  Inc.  announced that it had entered into a definitive agreement to be acquired by an investor group majority-led by Madison
Dearborn  Partners,  LLC, a private  equity  investment  firm based in  Chicago,
Illinois.  The merger is expected to be completed prior to year end,  subject to customary  conditions  including  the  consent  of Nuveen  shareholders  and the consents of a specified percentage of investment advisory clients of the various investment  advisory  affiliates of Nuveen.  There can be no assurance  that the merger will be consummated as contemplated,  or that necessary approvals will be obtained.

Ms.  Phyllis  G.  Thomas,  CFA,  is  primarily  responsible  for the  day-to-day management of NWQ's allocated portion of the Fund's  portfolio.  Ms. Thomas is a
Managing  Director and Portfolio Manager of NWQ and has been with the firm since
1990. Ms. Thomas has managed NWQ's allocated  portion of the Fund's assets since
June 2006. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to NWQ.

Securities Selection

Through an analyst-driven,  value-oriented  process,  NWQ invests in undervalued companies that it believes possess catalysts to improve profitability.  NWQ uses a bottom-up  research  approach  to identify  companies  that NWQ  believes  are undervalued in industries with positive or improving  fundamentals.  The process seeks to  identify  companies  where  catalysts  exist that may unlock  value or improve  profitability.  These catalysts may include new  management,  improving
fundamentals,   renewed  management  focus,  industry   consolidation,   company
restructuring,   and  excessive  pessimism.   In  addition,  a  broad  range  of
quantitative   value  factors  is  evaluated,   such  as   price-to-cash   flow,
price-to-book, price-to-earnings, and quality of earnings.

NWQ  invests  in  intrinsic  value   opportunities  by  applying  a  variety  of
parameters.  Decisions  to  add  positions  to  the  portfolio  are  made  on an
opportunistic   basis,   capitalizing   on   situations   created  by   investor
over-reaction,  misperception,  and short-term  focus. NWQ typically  reduces or
eliminates   positions  in  the  portfolio  in  response  to   deterioration  of
fundamentals  and/or a failure to reach NWQ's proprietary price targets within a reasonable  time period.  NWQ's  allocated  portion of the  portfolio  typically consists of 45-70 stocks, depending on market conditions.

Wells Capital Management ("WCM"),  located at 5335 S.W. Meadows Road, Suite 290,
Lake Oswego,  Oregon 97035,  serves as a subadvisor to the Fund. Dale Benson and
Mark Cooper founded Benson Associates  ("Benson") in 1997, which was acquired by
WCM in 2003.  WCM is a subsidiary  of Wells Fargo Bank,  N.A.,  which in turn is wholly-owned by Wells Fargo & Company, a publicly-traded corporation.

                                       37

Messrs.  Benson  and  Cooper  are  jointly  and  primarily  responsible  for the day-to-day  management  of WCM's  allocated  portion  of the  Fund's  portfolio.
Messrs.  Benson and Cooper  are both  Senior  Portfolio  Managers  at WCM.  Each portfolio manager has managed WCM's allocated portion of the Fund's assets since the  Fund's  inception.  The SAI  provides  additional  information  about  each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and the  portfolio  managers'  ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to WCM.

Securities Selection

In  managing  its  allocated  portion of the  Fund's  portfolio,  WCM  follows a bottom-up,  value-oriented  investment  strategy.  WCM  seeks  stocks  that have positive cash flows, improving fundamentals, and inexpensive valuations relative to their peers.  WCM seeks relatively  inexpensive  stocks falling into at least one of the following four  categories:  (1) neglected  stocks--stocks  that have been out of favor for an extended period; (2) oversold  stocks--stocks that have been bid down as a result of a market  over-reaction to temporary negative news;
(3)   thematic   stocks--stocks   that  are  likely  to  benefit   from  certain
macroeconomic,  demographic  or cyclical  trends;  and (4)  earnings  turnaround stocks--companies in the early stages of an earnings recovery.

Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts

Investment Objective   Long-term total return, which includes capital
                       appreciation and income

Investment Category    Foreign Equity Fund

Investment Focus       Equity securities of companies in the world's developed
                       and emerging capital markets, excluding the United States

Benchmark              MSCI EAFE(R) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in equity  securities  of companies in the world's developed and emerging capital markets,  excluding the United States. The Fund's investments in equity securities may include dividend-paying securities,  common stock and preferred  stock issued by

                                       38

companies of any size,  as well as  American,  European,  and Global  Depositary
Receipts (together, "Depositary Receipts").

In seeking to achieve the Fund's investment  objective,  the Fund's  subadvisors invest primarily in the equity  securities  (including  Depositary  Receipts) of companies  located outside the United States.  Under normal  circumstances,  the
Fund will invest at least 80% of its net assets (plus  borrowings for investment purposes, if any) in the equity securities of non-U.S.  companies.  (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.)

While there is no minimum  number of countries  that will be  represented in the
Fund's  portfolio,  the Fund does  intend to  diversify  its  investments  among countries and geographic regions, including a significant portion in the world's emerging  markets.  However,  the Fund may invest a  significant  portion of its assets in one country or region,  if, in the judgment of a subadvisor,  economic and business  conditions  warrant such investments.  To the extent that the Fund invests a  significant  portion  of its  assets in one  country or region at any time,  the  Fund  will  face a  greater  risk of loss due to  factors  adversely affecting  issuers  located in that  single  country or region  than if the Fund always  maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory  agreements, each subadvisor is responsible for the day-to-day portfolio management of one or more  distinct  allocated  portions  of the  Fund's  portfolio,  subject  to the
Advisor's  oversight.  The Fund's subadvisors,  including the portfolio managers that are  responsible  for  managing an allocated  portion of the Fund,  and the subadvisors' investment strategies, are:

AllianceBernstein L.P.  ("AllianceBernstein"),  1345 Avenue of the Americas, New
York, New York 10105, serves as a subadvisor to the Fund. AllianceBernstein is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of the AXA Group. As discussed below,  AllianceBernstein
manages   its   allocated   portions   of  the   Fund's   portfolio   by   using
AllianceBernstein's  International  Large Cap Growth EAFE Plus  Strategy and its
International   Strategic  Value  Strategy  in  order  to  identify   attractive
investment opportunities.

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's International Large Cap Growth EAFE Plus Strategy is managed by a team made up of the following  individuals:  Christopher M. Toub, Executive
Vice President and Chief Executive  Officer of  AllianceBernstein  Limited,  and
Head-Global/International  Growth Equities.  Mr. Toub has been an Executive Vice
President  since 1999 and Head of  Global/International  Growth  Equities  since
1998. Paul C. Rissman,  Executive Vice President and Director of Research-Global
Growth Equities. Mr. Rissman joined  AllianceBernstein as a quantitative analyst in 1989 and has been an Executive Vice President and Director of Research-Global
Growth  Equities  since  2000.  Stephen   Beinhacker,   Senior  Vice  President,
Global/International  Large Cap Growth  Portfolio  Manager and Chief  Investment
Officer-Emerging    Markets   Growth    Equities.    Mr.    Beinhacker    joined
AllianceBernstein  in 1992 as the firm's director of international  quantitative

                                       39

stock  research  and joined the  Global/International  Large Cap Growth  team in
1994. James K. Pang,  Senior Vice President and  Global/International  Large Cap
Growth Portfolio Manager. Mr. Pang joined AllianceBernstein in 1996 and became a member  of the  Global/International  Large  Cap  Growth  team in 1998.  Gregory
Eckersley,  Senior Vice President and Senior  Portfolio  Manager.  Mr. Eckersley
joined  AllianceBernstein  in 1991 as a non-US growth portfolio manager based in
London.  In 2006,  he  joined  the  Global/International  Large Cap  Growth  and
Research Growth teams as a senior portfolio  manager.  Previously,  he was Chief
Investment  Officer of Alliance Capital Management (Pty) Ltd and was responsible for overseeing AllianceBernstein's South African joint venture.

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's  International Strategic Value Strategy is managed by a team
made  up  of  the  following  individuals:   Sharon  E.  Fay,  Chief  Investment
Officer-Global Value Equities.  Ms. Fay has been with  AllianceBernstein  for 18 years. Kevin F. Simms has been with AllianceBernstein for 15 years, and has been
Co-Chief Investment Officer-International Value Equities since 2003 and Director of  Research-Global  Value Equities  since 2000.  Henry S. D'Auria has served as
Chief Investment Officer-Emerging Markets Value Equities since 2002 and Co-Chief
Investment Officer-International Value Equities since 2003. Prior to his current
position,  Mr.  D'Auria  managed   AllianceBernstein's   global  value  research
department   from   1998  to  2002.   Giulio   Martini   is   Chief   Investment
Officer-Currency & Quantitative  Strategies,  a position he has held since 2005.
Prior to that, Mr. Martini was Chief International Economist with responsibility for  currency  strategies  and Senior  Portfolio  Manager  on the  Global  Value
Investment  Policy  Group  since 1992.  Takeo Aso,  Director of Research - Japan
Value Equities. Mr. Aso has been with the firm for 10 years. Marilyn G. Fedak is
Executive Vice President,  Head-Bernstein  Global Value Equities  Business,  and
Co-Chief  Investment  Officer-US  Value Equities.  Ms. Fedak has served as Chief
Investment  Officer-U.S.  Value Equities since 1993. Mark R. Gordon, Director of
Global  Quantitative  Research,  Mr. Gordon has been with the firm for 24 years.
Avi Lavi, CIO - UK and European Value Equities,  Mr. Lavi has been with the firm for 11  years.  John P.  Mahedy,  Co-CIO  - US  Value  Equities,  DOR - US Value
Equities.  Mr. Mahedy has been with the firm for 12 years. Roy Maslen,  Director of  Research  for  the  Australian  Value  Equities  team  and a  member  of the
Australian Value Investment Policy Group. Prior to joining  AllianceBernstein in
2003, Mr. Maslen worked for seven years as a consultant with McKinsey & Company.
Katsuaki Ogata, CIO - Japan Value Equities. Mr. Ogata has been with the firm for
11 years. Stuart Rae, SVP, CIO - Pacific Basin Value Equities.  Mr. Rae has been with the firm for 8 years. Patrick Rudden, SPM, Head of Global Diversified Value
Equities.  Mr. Rudden has been with the firm for 6 years. Jeffrey W. Singer, CIO
- Canadian Value Equities.  Mr Singer has been with the firm for 15 years. Sammy
Suzuki, DOR - Canadian Value Equities.  Mr. Suzuki has been with the firm for 13 years. John Townsend, DOR - UK & Euro Value Equities. Mr. Townsend has been with the firm for 10 years.  David Yuen, DOR - Emerging  Markets Value Equities.  Mr.
Yuen has been with the firm for 9 years.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to AllianceBernstein.

                                       40

Securities Selection

AllianceBernstein's  International  Large Cap Growth EAFE Plus  strategy  uses a bottom-up  security  selection  process in an effort to identify  companies with strong growth characteristics at reasonable prices.  AllianceBernstein  seeks to hold a fairly concentrated  number of securities in the portfolio,  with a focus on  large  capitalization  companies  that  enjoy  dominant  positions  in their respective industries.

AllianceBernstein's  International  Strategic  Value  strategy  focuses  on  the relationship  between  a  security's  current  price and the  security's  future
earnings  and  dividend-paying   capability.   AllianceBernstein  believes  that
short-term  thinking can create distortions  between the price of a security and its  intrinsic  value.  AllianceBernstein  attempts to  capitalize  on resultant mispricings through bottom-up,  fundamental research and a disciplined valuation process.  AllianceBernstein emphasizes bottom-up security selection,  controlled country allocation, and active currency management.

In managing its allocated  portions of the Fund's  portfolio,  AllianceBernstein
generally  does  not  maintain  explicit   constraints  on  country  and  sector
weightings in the portfolio,  and as a result,  industry and country exposure is mainly a by-product of AllianceBernstein's security selection processes.

Grantham,  Mayo,  Van  Otterloo & Co. LLC  ("GMO"),  located at 40 Rowes  Wharf,
Boston, Massachusetts 02110, serves as a subadvisor to the Fund. GMO was founded in 1977 and is wholly-owned by its professionals.

Day-to-day  management of the Fund is the responsibility of GMO's  International
Quantitative   Division   (the   "Division").   The   Division's   members  work
collaboratively  to manage GMO's allocated portion of the Fund's portfolio,  and no one person is primarily  responsible  for day-to-day  management of the Fund.
Dr. Thomas Hancock,  a senior member of the Division,  allocates  responsibility for GMO's allocated  portion of the Fund's  portfolio to various team members of the  Division,  oversees  the  implementation  of  trades on behalf of the Fund, reviews the overall  composition of the portfolio,  and monitors cash flows.  At
GMO,  Dr.   Hancock  is  responsible   for  the  portfolio   management  of  all
international developed market and global quantitative equities portfolios.  Dr.
Hancock joined GMO in 1995. The SAI provides  additional  information  about the portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio manager,  and the  portfolio  manager's  ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to GMO.

Securities Selection

GMO  generally  manages  its  allocated  portion of the Fund's  portfolio  using
fundamental   investment   principles  and  quantitative   applications.   GMO's
quantitative  approach  focuses  primarily on  valuation,  but also  includes an element that focuses on stock price momentum as an indicator of market sentiment and trends in company fundamentals.

                                       41

In  constructing  its  allocated  portion  of the  Fund's  portfolio,  GMO  uses quantitative models to select stocks from a universe that contains stocks issued by companies from developed countries. GMO's screening process seeks to identify the most  attractive  stocks  within each  geographic  region.  The  universe is screened according to three models: Quality Adjusted Value, Intrinsic Value, and
Momentum.  Stocks also are analyzed taking into account factors such as country, sector, and currency exposure.

For each discipline,  GMO constructs a target portfolio from the most attractive decile of stocks within each geographic  region.  This target  portfolio is then fine-tuned through portfolio optimization, which integrates top down country and currency  forecasts  to  tilt  the  portfolio.  The  optimization  process  also
integrates  additional  risk  controls  on  countries,  currencies,   individual
positions, industry sectors, and other factors.

The factors  considered  and models  used by GMO may change over time.  In using these models to construct its portfolio,  GMO seeks to produce a  style-balanced portfolio,  although stock selection  normally  reflects a slight bias for value stocks over growth stocks.

Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York
10112-6300,  serves  as a  subadvisor  to the  Fund.  Lazard  is a  wholly-owned subsidiary of Lazard  Freres & Co. LLC.  Lazard Freres & Co. LLC has one member,
Lazard Group LLC, a Delaware limited  liability  company.  Units of Lazard Group
LLC are held by Lazard Ltd., a Bermuda corporation with shares that are publicly traded on the New York Stock  Exchange.  As of March 31, 2007,  Lazard  invested approximately  $111.3 billion in assets for institutions and individuals  around the world.

Lazard's  allocated  portion of the Fund's portfolio is managed on a team basis.
John R. Reinsberg,  James M. Donald,  CFA, Rohit Chopra,  Erik McKee,  and Kevin
O'Hare, CFA, are responsible for the day-to-day management of Lazard's allocated portion of the Fund's portfolio.  As Deputy Chairman of Lazard Asset Management,
Mr.  Reinsberg  ultimately is  responsible  for  overseeing  Lazard's  allocated portion of the Fund's portfolio.  Mr. Reinsberg is responsible for international and global  strategies.  Mr.  Reinsberg joined Lazard in 1992 and is a member of
the  international   equity,   international  equity  select  and  international
strategic equity teams. Mr. Donald, a Managing Director of Lazard, joined Lazard in 1996 and is a portfolio  manager on the emerging  markets  equity  team.  Mr.
Chopra,  a Senior  Vice  President  of  Lazard,  joined  Lazard in 1999 and is a portfolio  manager/analyst  on the emerging  markets  equity  team,  focusing on consumer and telecommunications  research and analysis. Mr. McKee, a Senior Vice
President of Lazard,  is a portfolio  manager/analyst  for the emerging  markets equity team,  focusing on the materials and industrials  sectors.  Mr. O'Hare, a
Senior  Vice  President  of  Lazard,  joined  Lazard in 2001 and is a  portfolio manager/analyst on the emerging markets equity team,  focusing on the technology and health care sectors.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Lazard.

                                       42

Securities Selection

In managing its allocated  portion of the Fund's  portfolio,  Lazard  utilizes a bottom-up  research  approach  that  seeks to  identify  financially  productive companies that are, in Lazard's view, inexpensively valued. Lazard begins with a universe of emerging markets companies within a certain capitalization range. By using a screening process,  Lazard seeks to eliminate  companies with accounting irregularities  from  the  universe  of  potential  investments.  The  portfolio management team then analyzes the remaining  companies'  financial statements in an effort to identify companies that are undervalued relative to other companies in their industries.  The final step in Lazard's securities selection process is fundamental analysis,  where sustainability of returns,  company catalysts,  and management's incentive and ability to effectively use capital are projected over a three-year time horizon.  The resulting  securities are assigned initial price targets and ranked  within  their  industries  based on  expected  appreciation.
Political, macroeconomic, portfolio, and corporate governance risk are assessed, and each security's  initial price target is adjusted based on these factors.  A number of factors may cause  Lazard to consider  selling a  particular  security held in the portfolio.  These factors  include,  among other  developments,  the security trading at or near Lazard's  proprietary  price target, a determination by the  portfolio  manager  that the  original  investment  thesis  is no longer applicable, as well as political,  macroeconomic,  or other events. Depending on market  conditions,  Lazard's  allocated  portion of the Fund's  portfolio  will typically consist of between 60 and 90 different securities.

Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

Fund Facts

Investment Objective    Total return, consisting of both current income and
                        capital appreciation

Investment Category     Fixed Income Fund

Investment Focus        Fixed income securities of U.S. issuers

Benchmark               Lehman Brothers U.S. Aggregate Bond(TM) Index

Investment Objective

The investment  objective of the Fund is to provide total return,  consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment  objective of total return, the Fund invests in fixed income securities of U.S.  issuers.  The Fund invests primarily
in  U.S.  dollar-denominated,   investment  grade  bonds,  including  government
securities,  corporate bonds, and mortgage- and

                                       43

asset-backed  securities,  among others.  The Fund also may invest a significant portion  of  its  assets  in  any  combination  of  non-investment  grade  bonds
(sometimes called high yield or junk bonds),  non-U.S. dollar denominated bonds, and bonds  issued by issuers in  emerging  capital  markets.  The Fund's  target duration is that of the Lehman  Brothers U.S.  Aggregate Bond Index.  As of June
30, 2007, the duration of the Index was approximately  4.70 years.  Depending on market  conditions,  the  subadvisors  of the Fund may  manage  their  allocated portions of the Fund's  assets to  maintain a duration  within 20% of the Fund's target duration.  Duration  measures a fixed income security's price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a  fixed  income  security's  price  if  interest  rates  move  up or down in 1%
increments. For example, if interest rates go up by 1%, the price change (due to interest rate  movement) of a fund that has a duration of 4.70 years is expected to decline by 4.70%.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

BlackRock Financial  Management,  Inc., a wholly-owned  subsidiary of BlackRock,
Inc., is located at 40 East 52nd Street, New York, New York 10022, and serves as a subadvisor to the Fund.

Mr. Keith Anderson and Mr. Scott Amero are jointly and primarily responsible for the  day-to-day  management  of  BlackRock's  allocated  portion  of the  Fund's portfolio.  Mr. Anderson is Chief Investment  Officer and a Managing Director of
BlackRock and has been at the firm since 1998. Mr. Amero,  a Managing  Director, joined  BlackRock  in 1990.  Each  portfolio  manager  has  managed  BlackRock's allocated  portion of the Fund's  assets  since the  Fund's  inception.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by the portfolio  managers,  and the portfolio  managers'
ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to BlackRock.

Securities Selection

In managing  its  allocated  portion of the Fund,  BlackRock  employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector,  sub-sector,  and individual security selection decisions.  BlackRock's  philosophy emphasizes

                                       44

research and analysis of specific  sectors and securities,  along with the risks associated  with the fixed income markets  including  interest rate risk,  yield curve risk,  cash flow risk,  credit risk,  and liquidity  risk.  Securities are purchased for the Fund when the management  team  determines  that they have the potential for  above-average  total return.  BlackRock uses its own  proprietary research and models to analyze securities,  and based on this analysis, the Fund will typically hold approximately 350 to 450 different securities.

MacKay  Shields LLC  ("MacKay"),  9 West 57th Street,  New York,  New York 10019
serves as a subadvisor to the Fund.  MacKay is a wholly-owned  subsidiary of New
York Life Investment  Management Holdings LLC and is registered as an investment adviser under the Advisers  Act.  Day-to-day  management  of MacKay's  allocated portion of the Fund's portfolio is the responsibility of the MacKay Shields High
Yield  Active Core  Investment  Team.  Four  portfolio  managers are jointly and primarily  responsible  for the  day-to-day  management  of  MacKay's  allocated portion of the Fund's assets: Dan Roberts,  Ph.D., Senior Managing Director; Lou
Cohen, CFA, Managing  Director;  Michael Kimble,  CFA,  Managing  Director;  and
Taylor Wagensell, Managing Director. Each portfolio manager has been with MacKay since October of 2004, at which time MacKay acquired Pareto Partners' ("Pareto")
high yield investment team.  Prior thereto,  each portfolio  manager had been an employee of Pareto since 2000.  The SAI provides  additional  information  about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to MacKay.

Securities Selection

The MacKay  Shields  High Yield  Active Core  Investment  Team  consists of four portfolio  managers,  supported by two dedicated  senior credit analysts and two traders  who also  perform  credit  and  quantitative  analysis.  The  portfolio management team follows an investment process that utilizes a bottom-up security selection  strategy,  augmented by  macroeconomic  analysis.  The initial credit screen,  which consists of a multi-factor  progression of both  quantitative and qualitative  characteristics,  is the  most  important  filter,  and  identifies security candidates for further in-depth analysis. Securities also are subjected to a payoff  analysis,  seeking to  identify  those  bonds  within  the  capital structure  that have the most  attractive  profile and to  eliminate  bonds with inferior return prospects relative to the risk of loss. The portfolio management
team  also  utilizes  extensive  proprietary   fundamental  credit  analysis  to
determine  the  creditworthiness  of each company and  evaluates  each bond on a relative value basis.

Western  Asset  Management  Company  ("Western"),  located at 385 East  Colorado
Boulevard,  Pasadena,  California  91101,  serves as a  subadvisor  to the Fund.
Western was founded in 1971,  and is a  wholly-owned  subsidiary  of Legg Mason,
Inc.

A team of investment  professionals at Western,  led by Chief Investment Officer
S.  Kenneth  Leech,  Deputy  Chief  Investment  Officer  Stephen A.  Walsh,  and
Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom,  Michael
Buchanan,  and Keith Gardner,  manages Western's allocated portion of the Fund's assets.  Mr.  Leech and Mr.  Walsh  serve as  co-team

                                       45

leaders  responsible for day-to-day  strategic  oversight of Western's allocated portion of the Fund's portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Mr.
Moody,  Mr.  Eichstaedt,  Mr.  Lindbloom,  and Mr. Gardner are  responsible  for portfolio structure,  including sector allocation,  duration weighting, and term structure decisions.

Messrs.  Leech,  Walsh,  Moody,  and  Eichstaedt  have each served as  portfolio managers for Western for over 14 years.  Mr.  Lindbloom  joined Western in 2006.
Prior to 2006, Mr.  Lindbloom was a managing  director of Salomon Brothers Asset
Management  Inc. and a senior  portfolio  manager  responsible  for managing its
mortgage/corporate   group  and  was  associated  with  Citigroup  Inc.  or  its predecessor companies since 1986. Mr. Buchanan has been with Western since 2005.
He  previously  worked as Managing  Director,  Head of US Credit  Products,  for
Credit Suisse Asset  Management.  Mr. Gardner  joined Western in 1994.  Prior to
Western,  he worked  for Legg Mason as a  portfolio  manager.  The SAI  provides additional  information  about  each  portfolio  manager's  compensation,  other accounts  managed  by each  portfolio  manager,  and  each  portfolio  manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Western.

Securities Selection

Western's  securities  selection  process is driven by a combination of top-down and bottom-up processes. Senior investment personnel determine duration targets, yield curve  exposures,  and sector  weightings  for all  portfolios  managed by
Western,  including  the  allocated  portion of the Fund  managed by Western.  A senior  portfolio  manager has  responsibility  for ensuring that the securities holdings of all portfolios under the portfolio manager's supervision are in line with  these  top-down  targets.  Sector  specialists,  in  cooperation  with the portfolio manger,  are responsible for individual  security  selection and trade execution which, in the aggregate,  meet these criteria. Using various portfolio characteristics, sector specialists have authority to buy and sell securities on a daily  basis  based  on  relative  value  considerations,  as long as  overall portfolio characteristics remain within the top-down parameters.

Western buys and sells portfolio  securities  based on fundamental  analysis and
Western's  opinion of value in each sector with the intent to minimize  exposure to sectors  that  Western  believes  are fully or over  valued,  and to maximize exposure to sectors that  Western  believes are  undervalued.  Western  seeks to identify  specific  securities  that are undervalued or mispriced due to unusual characteristics,  such as  merger-related  issuance,  floating  interest  rates, embedded options, hidden underlying assets or credit backing, or changing credit qualities.  Western sells portfolio securities based on the realization of total
return  or  spread  targets,   significant   change  in  macro/micro   analysis,
deterioration   in   industry   conditions,   shift  in   management   strategy,
deterioration in credit fundamentals, and relative value considerations. Western also may sell portfolio securities for reasons such as securing gains,  limiting losses, and redeploying assets to other investment opportunities.

                                       46

MGI US Short Maturity Fixed Income Fund

Fund Facts

Investment Objective   Safety of principal and a moderate level of income

Investment Category    Fixed Income Fund

Investment Focus       Fixed income securities of small U.S. issuers

Benchmark              Lehman Brothers Government/Credit 1-3 Year Bond(TM) Index

Investment Objective

The  investment  objective of the Fund is to provide  safety of principal  and a moderate level of income.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment objective, the Fund invests in fixed
income  securities  of  U.S.  issuers.   The  Fund  invests  primarily  in  U.S.
dollar-denominated,  investment grade bonds,  including  government  securities, corporate bonds,  and mortgage and asset backed  securities,  among others.  The
Fund's portfolio will typically have a duration of one to three years.  Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to  maturity.  Duration is the  magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally,  the price of a bond with a shorter  duration  will be less  sensitive  to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes,  if any) in fixed income securities of
U.S. issuers.  If the Fund changes this investment  policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisor

Aberdeen  Asset  Management,  Inc.  ("AAMI"),  located  at 1735  Market  Street,
Philadelphia,  Pennsylvania 19103, serves as the subadvisor to the Fund. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen"),
and  was  incorporated  in  1993.  AAMI  provides   investment   management  and
administrative  services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of  institutional  clients.
As of June 30,  2007,  AAMI  managed  approximately  $31.8  billion  in  assets.
Aberdeen is a United Kingdom  corporation that is the parent company of an asset management group managing  approximately $164.6 billion of assets, as of May 31,
2007, for pension funds, financial institutions, investment trusts, unit trusts,
U.S. registered investment  companies,  offshore funds,  charities,  and private clients. The individuals  identified below as the Fund's portfolio managers have been managing U.S. tax-exempt assets since 1979.

                                       47

AAMI  manages the Fund using a team  approach.  The  following  individuals  are jointly and primarily  responsible  for the day-to-day  management of the Fund's portfolio:

     Gary W.  Bartlett,  CFA.  Mr.  Bartlett  has served as the Chief  Executive
     Officer and Chief Investment Officer of AAMI since 2005; prior thereto,  he was a  Managing  Director  and the Chief  Investment  Officer  of  Deutsche
     Investment Management Americas ("DIMA"), which he joined in 1992.

     Warren A.  Davis.  Mr.  Davis has been a Senior  Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Managing  Director of DIMA,  which he joined in 1995.

     Thomas J. Flaherty.  Mr.  Flaherty has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1995.

     J. Christopher  Gagnier. Mr. Gagnier has been a Senior Portfolio Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1997.

     William T. Lissenden.  Mr.  Lissenden has been a Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Director of DIMA,  which he joined in
     2002.  From 2000 to 2002, Mr.  Lissenden was a fixed income  strategist and director of research at Conseco Capital Management.

     Daniel R. Taylor,  CFA. Mr. Taylor has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1998.

     Timothy C. Vile. Mr. Vile has been a Senior Portfolio Manager of AAMI since
     2005; prior thereto, he was a Managing Director of DIMA, which he joined in
     1991.

Each  portfolio  manager  has  managed  the Fund  since its  inception.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to AAMI.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation following the Acquisition, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of the securities in the Fund, if any.

Securities Selection

AAMI  approaches  fixed  income  management  from a  bottom-up,  relative  value perspective,  seeking to  identify  bonds that are  priced  inefficiently.  AAMI believes that interest rate  forecasts are unreliable and strives to maintain an average  portfolio  duration that is equal to that of the benchmark,  the Lehman
Brothers Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by AAMI of the issue's credit worthiness,  cash flow, and liquidity.

                                       48

The investment process is driven by security selection. AAMI analyzes the market to identify  bonds that are  considered  to be  undervalued.  AAMI  determines a target  price for each bond,  and  purchases  those  bonds  that,  in the firm's judgment,  are  undervalued  when compared  with the market  price.  If a bond's intrinsic  value is lower than the current market yield,  the bond is considered for purchase.  When a bond's market yield  approaches its intrinsic  value,  the bond is considered for sale.

Additional Risks

All investment  securities are subject to inherent market risks and fluctuations in value due to earnings,  economic, and political conditions and other factors.
These risks  could  adversely  affect the net asset value and total  return of a
Fund, the value of a Fund's  investments,  and your investment in a Fund. Please see "Principal  Risks" in the "Summary of the Funds" earlier in this  prospectus for a description of the principal risks of investing in the Funds.

The following are  descriptions  of the secondary risks of some of the Funds, as indicated  below.  Risks with an asterisk are further  described  in  "Principal
Risks":

Convertible Securities Risk        The domestic  equity  Funds,  the MGI Non-US Core Equity Fund,  and the MGI Core  Opportunistic
                                   Fixed Income Fund may invest in convertible  securities  (preferred  stocks,  debt instruments, and other  securities  convertible  into common  stocks) that may offer higher  income than the common stocks into which the  convertible  securities are  convertible or  exchangeable.  While convertible  securities  generally offer lower yields than  non-convertible  debt securities of similar quality, the prices of convertible  securities may reflect changes in the values of the underlying  common stocks into which such debt securities are convertible or  exchangeable.  As a  general  rule,  convertible  securities  entail  less risk than an  issuer's  common  stock, although  convertible  securities  usually have less potential for  appreciation  in value than common stock.

Counterparty Risk                  The  risk  that the issuer  or guarantor of  a  fixed  income security, the  counterparty  to a derivatives  contract,  or  a borrower of a Fund's  securities  will be  unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk                   The Funds may engage in a variety  of  transactions  involving  derivatives,  such as  futures, options,  warrants,  and swap contracts.  Derivatives are financial  instruments,  the value of which  depends  upon,  or is derived  from,  the value of something  else,  such as one or more underlying  investments,  pools of investments,  indexes,  or currencies.  A subadvisor may use derivatives both for hedging and

                                       49

                                   non-hedging purposes,  although it is anticipated that the use of derivatives  within the Funds will generally be limited to maintaining  exposure to certain market segments or asset classes, or  facilitating  certain  portfolio  transactions.  Investments in derivatives  may be applied toward  meeting a requirement  to invest in a  particular kind of investment if the derivatives have economic characteristics similar to that investment.

                                   Derivatives  involve special risks and may result in losses.  The successful use of derivatives depends on the ability of a subadvisor to manage these  sophisticated  instruments.  The prices of  derivatives  may move in  unexpected  ways  due to the use of  leverage  or other  factors, especially in unusual market conditions,  and may result in increased  volatility.  For further information about the risks of derivatives, see the SAI.

Emerging Markets Investments       The MGI Non-US  Core  Equity  Fund may invest in  emerging  markets  securities.  The prices of
Risk*                              emerging markets securities may be more volatile than the prices of other foreign  investments, and investments in these securities may present a greater risk of loss.

Foreign Investments Risk*          The  domestic  equity  Funds may invest in  securities  of non-U.S.  issuers and in  Depositary
                                   Receipts  of  non-U.S.  companies.  Investing  in  foreign  securities,   including  Depositary
                                   Receipts,  typically  involves more risks than  investing in U.S.  securities.  These risks can increase  the  potential  for losses in the Funds and affect  their  respective  share  prices.
                                   Generally,  securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers.

High Yield Securities Risk*        Securities  rated  "BB" or below by S&P or "Ba" or below by  Moody's  are known as "high  yield"
                                   securities and are commonly referred to as "junk bonds".  These securities  involve greater risk of loss due to credit  deterioration and are less liquid,  especially during periods of economic uncertainty  or change,  than  higher  quality  debt  securities.  Lower-rated  debt  securities generally  have a higher risk that the issuer of the security may default and not make  required payments of interest or principal.

Mortgage-Backed and Asset-Backed   The  fixed   income  Funds  may  invest  in   mortgage-backed   and   asset-backed   securities.
Securities Risk                    Mortgage-backed  securities are securities  representing  interests in pools of mortgage

                                       50

                                   loans. These  securities generally provide  holders with payments  consisting  of both  interest and  principal as  the mortgages in  the underlying  mortgage  pools are paid off. When interest rates  fall, borrowers  may  refinance or otherwise  repay  principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities  will be paid off more quickly than  originally  anticipated,  and a Fund may be forced to reinvest in obligations with lower yields than the original obligations.

                                   Asset-backed  securities are securities for which the payments of interest and/or  principal are backed by loans, leases, and other receivables.  Asset-backed  securities are subject to many of the same types of risks as  mortgage-backed  securities.  In addition,  issuers of  asset-backed securities may have limited ability to enforce the security  interest in the underlying  assets, and credit  enhancements  provided to support  the  securities,  if any,  may be  inadequate  to protect investors in the event of default.

Securities Lending                 The  Funds  may  lend  their  portfolio  securities.  Securities  will be  loaned  pursuant  to agreements requiring that the loans be continuously  secured by collateral in cash,  short-term debt obligations,  government  obligations,  or bank guarantees at least equal to the values of the portfolio  securities  subject to the loans.  The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Small and Medium Capitalization    The MGI US Large Cap Growth  Equity Fund and the MGI US Large Cap Value  Equity Fund may invest
Stock Risk*                        in securities of small and medium  capitalization  companies.  These  securities may be subject to more abrupt or erratic  movements  than  securities  of larger  companies,  may have limited marketability, and may be less liquid than securities with larger capitalizations.

Value Stock Risk*                  The MGI Non-US Core Equity Fund may invest in value  stocks.  A particular  value stock may not increase in price,  as anticipated by the  subadvisor.  Also,  cyclical stocks tend to increase in value more quickly during economic  upturns than  non-cyclical  stocks,  but cyclical stocks also tend to lose value more quickly in economic downturns.

                                       51

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment  strategies as described in this prospectus,  the Funds may also hold cash and short-term  instruments for temporary or defensive purposes,  including in  anticipation  of  redemptions  or prior to  investment of deposits and other proceeds in accordance with the Funds' investment  objectives and policies.  The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term  fixed-income  securities (such as securities issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities), money market mutual funds, repurchase agreements,  certificates of deposit, time deposits and bankers'  acceptances of certain qualified financial  institutions, corporate commercial paper, and master demand notes.

When a Fund takes  temporary  defensive  positions by increasing its holdings in cash,  money market  instruments,  or  repurchase  agreements,  the Fund may not participate  in market  advances  or  declines  to the same extent that the Fund would if it remained more fully invested in portfolio  securities.  In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures  contracts  and pools of futures  contracts that are  intended to provide a Fund with  exposure to certain  markets or asset classes.  From time to time,  the  Funds  also may hold  short-term  instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator  Exemption.  The Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their  portfolio  securities.  A description of these policies and procedures is available in the SAI.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at 200 Clarendon Street,  Boston,  Massachusetts 02116, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of
Marsh & McLennan  Companies,  Inc. The Advisor is  registered  as an  investment advisor with the U.S.  Securities  and  Exchange  Commission  (the  "SEC").  The
Advisor is an affiliate of Mercer Investment Consulting,  Inc. ("Mercer IC"), an
investment consultant with more than 31 years' experience reviewing, rating, and recommending investment managers for institutional clients.

The Advisor has overall  supervisory  responsibility  for the general management and investment of each Fund's securities  portfolio,  and, subject to review and approval  by the Board of  Trustees  of the Trust  (the  "Board"):  (i) sets the
Funds' overall investment  strategies;  (ii) evaluates,

                                       52

selects, and recommends  subadvisors to manage all or part of the Funds' assets;
(iii) when  appropriate,  allocates  and  reallocates  the Funds'  assets  among subadvisors;  (iv)  monitors  and  evaluates  the  performance  of  subadvisors, including the subadvisors' compliance with the investment objectives,  policies, and restrictions of the Funds; and (v) implements  procedures to ensure that the
subadvisors  comply  with  the  Funds'  investment  objectives,   policies,  and
restrictions.

When identifying  possible  subadvisors,  the Advisor typically (but not always)
begins  with a universe  of  investment  managers  rated  highly by the  Manager
Research Group of Mercer IC (the "Mercer Research  Group").  The Mercer Research
Group  evaluates  each  investment  manager  based  upon both  quantitative  and qualitative  factors,  including:  an  assessment of the strength of the overall investment  management  organization;  the  people  involved  in the  investment process;  the appropriateness of the investment product and its composites;  and an analysis of the  investment  manager's  investment  philosophy  and  process, risk-adjusted performance,  consistency of performance,  and the style purity of the product.  The Advisor's portfolio  management team reviews each manager that is highly  rated by the  Mercer  Research  Group,  and  creates a short list for further analysis.  Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and  characteristics  of the  securities  held in the  portfolio.  The Advisor's portfolio  management  team then  conducts  off-site  and on-site due  diligence visits  to  meet  the  subadvisors'  portfolio  management  teams.  The  list of candidates is further narrowed,  and each potential  subadvisor,  in combination with the existing subadvisor(s) of the portfolio,  is analyzed using proprietary tools. The most compatible subadvisor candidates are then put through an on-site compliance  review  conducted by the  Advisor's  compliance  staff.  Results are shared  with the  Advisor's  portfolio  management  team,  after which the final selection of the subadvisor is made.

The Advisor also  considers the Mercer  Research  Group's  ratings of investment managers  when  contemplating  the  termination  of a  subadvisor.  Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making  process,  the Advisor's portfolio  management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or  terminating a  subadvisor.  Therefore,  there is a possibility that the Advisor's  decision with respect to a particular  subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios
that  are  advised  by  appropriately   constructed   combinations  of  quality,
asset-class  specialist investment managers can generally be expected to provide
consistent,   above-average  performance  over  time.  Ravi  Venkataraman,  CFA,
Christopher Ray, CFA, and John Stone,  CFA, are responsible for establishing the
Funds'  overall   investment   strategies  and  evaluating  and  monitoring  the
subadvisors managing the Funds. Mr.  Venkataraman,  the Chief Investment Officer
of the Advisor,  has over seventeen years of consulting and investment  advisory experience.  Prior to his current  role,  Mr.  Venkataraman  led the  investment consulting  practice for Mercer IC in the northeast  region of the United States and  assisted  some of Mercer  IC's  largest  institutional  clients in building multi-manager  portfolios.  As the Chief Investment Officer of the Advisor,  Mr.
Venkataraman  leads the  portfolio  management  team and chairs  the  Investment
Committee, which develops the philosophy and establishes investment policies for the  business.  Mr. Ray, a Senior  Portfolio  Manager of the  Advisor,  has over twenty years of investment management

                                       53

experience.  He has  previously  served as a senior vice  president,  consultant relations manager,  and fixed income portfolio manager with a diversified mutual fund company.  Mr. Stone,  a Portfolio  Manager of the Advisor,  has over twelve years of  investment  management  experience.  He  previously  served  as a vice president and senior investment analyst with a diversified mutual fund company.

The Funds pay the Advisor  fees for  managing  the Funds'  investments  that are calculated as a percentage of the Funds' assets under management.  The following represents the total advisory fees payable by the Funds:

Funds                                                       Investment Advisory Fee*
                                                 Assets up to                   Assets in excess of
                                                 $750 million                      $750 million

MGI US Large Cap Growth Equity Fund                 0.55%                              0.53%
MGI US Large Cap Value Equity Fund                  0.53%                              0.51%
MGI US Small/Mid Cap Growth Equity Fund             0.90%                              0.90%
MGI US Small/Mid Cap Value Equity Fund              0.90%                              0.90%
MGI Non-US Core Equity Fund                         0.75%                              0.73%
MGI Core Opportunistic Fixed Income Fund            0.35%                              0.33%
MGI US Short Maturity Fixed Income Fund             0.25%                              0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

The Trust,  with  respect to each Fund,  and the  Advisor  have  entered  into a written contractual fee waiver and expense reimbursement agreement (the "expense reimbursement  agreement")  pursuant  to which the Advisor has agreed to waive a portion of its fees and/or to reimburse  expenses to the extent that each Fund's expenses  otherwise would exceed the "Net Expenses" rates for the Class S shares of the Fund, as shown in the Annual Fund Operating  Expenses table  contained in the  "Summary  of the  Funds"  in  this  prospectus.  Pursuant  to  the  expense reimbursement  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such  reimbursement  of the Advisor by each Fund will not cause the Fund to exceed any  applicable  expense  limitation  that is in place for the Fund.  The expense  reimbursement  agreement  will remain in effect through March 31, 2008, and will continue in effect from year to year  thereafter  unless  terminated by the Trust or the Advisor.

The  Advisor  has  entered  into   subadvisory   agreements  (the   "Subadvisory
Agreements")  with  the  subadvisors  pursuant  to  which  the  subadvisors  are compensated out of the investment  advisory fees that the Advisor  receives from the Funds.  The current  subadvisors  to the Funds are  identified in "Principal
Investment Strategies and Related Risks" earlier in this prospectus.

A  discussion  regarding  the basis for the Board's  approval of the  investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory  Agreements with MacKay,  Numeric, and Winslow) is available in the Funds' semi-annual report to shareholders for the period ended September 30,
2006.  A  discussion  regarding  the  basis  for  the  Board's  approval  of the
Subadvisory Agreements with MacKay and Numeric is available in

                                       54

the Funds' annual report to shareholders  for the period ended March 31, 2007. A discussion  regarding  the basis for the  Board's  approval  of the  Subadvisory
Agreement  with Winslow will be  available in the Funds'  semi-annual  report to shareholders for the period ended September 30, 2007.

The Trust and the Advisor  have  obtained  an  exemptive  order (the  "Exemptive
Order") from the SEC that permits the Trust and the Advisor,  subject to certain conditions and approval by the Board, to hire and retain  subadvisors and modify subadvisory  arrangements  without  shareholder  approval.  Under the  Exemptive
Order,  the  Advisor  may act as a manager  of  managers  for all or some of the
Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors.  The Exemptive Order allows the Advisor:  (i)
to continue the  employment  of an existing  subadvisor  after events that would otherwise  cause an automatic  termination  of a subadvisory  agreement with the subadvisor;  and (ii) to reallocate  assets among  existing or new  subadvisors.
Within 90 days of retaining new  subadvisors,  the affected  Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the  subadvisors  and recommend their hiring, termination,  and replacement.  The Exemptive Order also relieves the Funds from disclosing  certain fees paid to  non-affiliated  subadvisors in documents filed with the SEC and provided to shareholders.

The SEC has proposed a rule (the "Manager of Managers  Rule") under the 1940 Act that would permit investment companies, such as the Trust, to utilize manager of managers  structures  without exemptive relief. The proposed Manager of Managers
Rule contains  provisions  that are similar to the  conditions  contained in the
Exemptive  Order.  If the  Manager of Managers  Rule is adopted by the SEC,  the
Trust will operate in accordance with the Rule, rather than the Exemptive Order.

Administrative Services

State  Street  Bank and Trust  Company  (the  "Administrator"),  located  at 200
Clarendon Street, Boston, Massachusetts,  is the administrator of the Funds. The
Funds pay the Administrator at the following annual contract rates of the Funds'
average daily net assets for external administrative services: Fund assets up to
$300 million,  0.055 of 1%, and Fund assets in excess of $300 million,  0.050 of
1%. These external  administrative  services include fund accounting,  daily and ongoing maintenance of certain Fund records, calculation of the Funds' net asset values (the "NAVs"), and preparation of shareholder reports.

The Advisor  provides certain  internal  administrative  services to the Class S shares  of the  Funds,  for  which the  Advisor  receives  a fee of 0.15% of the average  daily net  assets of the Class S shares of the  Funds.  These  internal
administrative   services  include  attending  to  shareholder   correspondence,
requests and inquiries,  and other  communications with shareholders;  assisting with exchanges and with the  processing of purchases and  redemptions of shares;
preparing  and  disseminating  information  and  documents for use by beneficial shareholders;  and  monitoring and overseeing  non-advisory  relationships  with entities providing services to the Class S shares, including the transfer agent.
From time to time,  payments  may be made to  affiliates  of the  Advisor by the
Funds or the Advisor, out of the Advisor's own resources,  for services provided by those affiliates.

                                       55

Pricing of Fund Shares

The price of each Fund's  shares is based on its NAV.  The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its  outstanding  shares.  Shares  are only  valued as of the close of regular  trading on the New York Stock  Exchange (the  "Exchange")  each day the
Exchange is open. The Exchange  normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund  values  its  investments  for which  market  quotations  are  readily available at market value.  Each Fund values  short-term  investments  that will mature within 60 days at amortized cost, which  approximates  market value. Each
Fund values all other investments and assets at their fair value.

The Funds translate prices for their  investments  quoted in foreign  currencies into U.S. dollars at current  exchange rates. As a result,  changes in the value of those  currencies  in  relation  to the U.S.  dollar may affect a Fund's NAV.
Because foreign  markets may be open at different  times than the Exchange,  the value of a Fund's  shares may change on days when  shareholders  are not able to buy or sell them. If events materially  affecting the values of a Fund's foreign investments  (in the opinion of the Advisor and the  subadvisors)  occur between the close of foreign  markets and the close of regular  trading on the Exchange, or if  reported  prices are  believed by the  Advisor or the  subadvisors  to be unreliable,  these investments will be valued at their fair value. The Funds may rely on third-party  pricing vendors to monitor for events materially  affecting the values of the Funds' foreign investments during the period between the close of foreign markets and the close of regular  trading on the Exchange.  If events occur that materially affect the values of the Funds' foreign  investments,  the third-party pricing vendors will provide revised values to the Funds.

If market  quotations  are not  readily  available  for a Fund's  investment  in
domestic  securities,   such  as  restricted  securities,   private  placements,
securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid  securities,  these  investments  will be valued at their fair value.  While  fair  value  pricing  may be more  commonly  used with the Funds'
foreign  investments,  fair  value  pricing  also  may  be  used  with  domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using  closing  market  prices.
Also, due to the subjective  nature of fair value pricing,  a Fund's value for a particular security may be different from the last quoted market price.

Class S Shares

This prospectus offers you Class S shares of the Funds. Class S shares generally are available only to persons  making a minimum  $10,000  investment,  including retail  investors and retirement and other  institutional  investors that do not meet the  minimum  investment  requirements  for  investing  in the three  other classes of shares of the Funds  (Class  Y-1,  Class Y-2,  or Class Y-3  shares).
Class S shares do not assess an initial or contingent  deferred sales charge. As discussed below, Class S shares are subject to a 12b-1 fee of 0.25%. In the case of Class S shares,

                                       56

shareholder  servicing  is performed by Mercer  and/or its  affiliates,  and the
Class S shares pay an internal  administrative fee for these services. The class of shares that is best for you  depends on a number of factors,  such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to  invest,  and the level of  services  that you  desire.  Please  consult  the
Advisor, your plan administrator or recordkeeper,  or your financial advisor, to confirm that Class S shares are most appropriate for you.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder  services,  or "12b-1 plan," to finance the provision of certain  marketing  services and  shareholder services  to  owners  of Class S shares  of the  Funds.  The plan  provides  for payments  at annual  rates  (based on average net assets) of up to 0.25% of each
Fund's  Class  S  shares.   These  fees  are  used  to  pay  fees  to  financial
intermediaries,  such as qualified  dealers and  retirement  recordkeepers,  for providing  certain  marketing and shareholder  services.  Because these fees are paid out of the  Funds'  assets or income on an ongoing  basis,  over time these fees will  increase  the cost of your  investment  (reducing  the return of your investment) and may cost you more than paying other types of sales charges.  For investors in defined  contribution  plans administered by Mercer HR Services LLC
("Mercer  Services"),  an affiliate of the Advisor that provides  administrative services to retirement plans,  these fees may be paid to Mercer Services.  Also, these fees may be paid to the Advisor,  or to Mercer  Securities,  a division of
MMC  Securities  Corp.,  an affiliate of the Advisor,  in connection  with their providing marketing services for the Class S shares of the Funds.

Purchasing Class S Shares

The Funds sell their  Class S shares at the  offering  price,  which is the NAV.
Class S shares may not be  available  through  certain  financial  advisors  and retirement plan administrators or recordkeepers.

Class S shares may be purchased  through your  financial  advisor or directly by contacting PFPC Inc., the Funds' transfer agent (the "transfer agent"),  located at PO Box  9811,  Providence,  Rhode  Island  02940-8011.  If you are a  defined contribution  retirement plan, Class S shares also may be purchased through your retirement plan  administrator  or  recordkeeper.  Your financial  advisor,  the
Funds' transfer agent or your retirement plan administrator or recordkeeper,  as applicable,  generally must receive your completed buy order before the close of regular  trading  on the  Exchange  for your  shares to be bought at that  day's offering  price.  Your financial  advisor or retirement  plan  administrator  or recordkeeper,  as applicable,  will be responsible  for furnishing all necessary documents to the Funds' transfer  agent,  and may charge you for these services.
If you wish to purchase Class S shares directly from the Funds, you may complete an order form and write a check for the  amount of Class S shares  that you wish to buy, payable to the Trust.  Return the completed form and check to the Funds'
transfer agent.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with  cash,  when  consistent  with the  Fund's  investment  objective  and policies.  Acceptance of such  purchases  will be at the  Advisor's  discretion.
Contact the Advisor for further information.

                                       57

The Funds may  periodically  close to new  purchases  of  shares.  The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual  funds must  obtain  and verify  information  that  identifies  investors opening new accounts.  If a Fund is unable to collect the required  information, the Fund or its agents may not be able to open a Fund  account.  Investors  must provide their full name, residential or business address, social security or tax identification  number,  and date of birth (as  applicable).  Entities,  such as trusts,  estates,  corporations,  and  partnerships,  must  also  provide  other identifying  information.  The  Funds  or their  agents  may  share  identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying  information after opening an account, the Fund reserves the right to close the account.

Selling Class S Shares

You can sell your Class S shares  back to the Funds on any day the  Exchange  is open,  through  the  Advisor,  your plan  administrator  or  recordkeeper,  your financial advisor or directly to the Funds,  depending upon through whom and how you own your Class S shares.  Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your  financial  advisor  must  receive  your  request to sell Class S shares in proper  form  before the close of regular  trading  on the  Exchange  for you to receive  that  day's  NAV.  Your  financial  advisor  will  be  responsible  for furnishing  all  necessary  documents to the Funds'  transfer  agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Funds

The Funds'  transfer  agent must  receive your request to sell Class S shares in proper  form  before the close of regular  trading on the  Exchange  in order to receive that day's NAV.

By mail. Send a letter of instruction  signed by all registered  owners or their legal representatives to the Funds' transfer agent.

By  telephone.  You may use the Funds'  transfer  agent's  telephone  redemption privilege to redeem Class S shares valued at less than $100,000  unless you have notified the Funds'  transfer agent of an address change within the preceding 15 days, in which case other requirements may apply.  Unless you indicate otherwise on the account  application,  the Funds'  transfer  agent will be  authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

                                       58

Additional Requirements

In certain  situations,  for example, if you sell Class S shares with a value of
$100,000  or more,  the  signatures  of all  registered  owners  or their  legal representatives  must be guaranteed by a bank,  broker-dealer,  or certain other financial institutions.  In addition, the Funds' transfer agent usually requires additional  documents  for  the  sale  of  Class  S  shares  by  a  corporation,
partnership,   agent  or  fiduciary,  or  a  surviving  joint  owner.  For  more information  concerning  the  relevant  signature  guarantee  and  documentation requirements, contact the Funds' transfer agent.

Payments  by the Funds

Each Fund  generally  sends you payment for your Class S shares the business day after your  request is  received.  Under  unusual  circumstances,  the Funds may suspend redemptions,  or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund  reserves the right to pay  redemptions  "in-kind"  (i.e.,  payment in securities  rather  than  cash) if the value of the Class S shares  that you are redeeming  is large enough to affect a Fund's  operations  (for  example,  if it represents  more than $250,000 or 1% of a Fund's  assets).  In these cases,  you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below  the  Funds'  minimum  account  level or if you are  deemed  to  engage in activities  that are illegal (such as late trading) or otherwise  believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00%  short-term  trading fee will apply to  redemptions  of shares that have been held less than 30 days, including  redemptions  described in this section.

Exchanging Class S Shares

If you want to switch your  investment  from one Fund to another  Fund,  you can exchange  your Class S shares of the Fund for the Class S shares of another Fund at NAV. If you hold your Class S shares through a financial advisor, contact the financial  advisor  regarding the details of how to exchange your shares. If you
hold  your  Class  S  shares  through  a  retirement  plan,   contact  the  plan
administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S shares  directly with the Funds,  contact the Funds'  transfer agent,  and  complete  and  return  an  Exchange  Authorization  Form,  which is available from the transfer agent. A telephone  exchange  privilege is currently available for amounts up to $500,000.  Ask the Advisor,  your financial advisor, your plan  administrator  or  recordkeeper,  or the Funds'  transfer agent for a prospectus of the Funds.

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term  trading.  As described  above,  excessive  exchange  activity may  interfere  with  portfolio management  and have an adverse  effect on all  shareholders.  In order to limit excessive  exchange  activity and otherwise to promote the best interests of the
Funds,  each Fund will  impose a  short-term  trading  fee of 2.00% of the total exchange amount  (calculated at market value) on exchanges of shares held for 30 days or less.

                                       59

Administrators,  trustees,  or  sponsors  of  retirement  plans  also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange  privilege, limit the amount or number of exchanges,  or reject any exchange.  The Fund into which you would like to exchange  also may reject your  exchange.  These actions may apply to all shareholders or only to those  shareholders whose exchanges the
Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds.  Consult the Funds, the Advisor,  or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The  Funds,  the  Advisor,  and  MGI  Funds  Distributors,   Inc.,  the  Trust's
distributor (the "Distributor"),  reserve the right to reject any purchase order for any  shares  of any class of the  Funds  for any  reason.  The Funds are not designed to serve as vehicles  for  frequent  trading in response to  short-term fluctuations in the securities markets. Accordingly,  purchases, including those that  are part of  exchange  activity,  that  the  Funds,  the  Advisor,  or the
Distributor  has determined  could involve actual or potential harm to the Funds may be  rejected.  Frequent  trading  of  Fund  shares  may  lead  to  increased transaction  costs  to the  Funds,  less  efficient  management  of  the  Funds'
portfolios (by disrupting portfolio investment strategies), and taxable gains to the  remaining  shareholders,  resulting  in dilution of the value of the shares held by long-term shareholders. The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent  trading called time-zone  arbitrage,  where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund's securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S.  Small/Mid  Cap  Value  Equity  Fund) or in Funds  that  invest  in thinly-traded  securities (such as high yield  securities,  which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following  policies and  procedures  that are designed to restrict  frequent purchases  and  redemptions  of the  Funds'  shares.  Each  Fund  will  impose a short-term  trading fee of 2.00% of the total redemption  amount  (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.  The  short-term  trading  fee is paid  directly  to the  Funds  and is designed  to offset  brokerage  commissions,  market  impact,  and  other  costs associated with short-term trading. The short-term trading fee will not apply in the following  circumstances:  redemptions  to pay  distributions  or loans from certain defined contribution plans; redemptions for loan repayment;  redemptions from certain omnibus accounts;  redemptions in the event of shareholder death or post-purchase  disability;  redemptions made as part of a systematic  withdrawal plan;  transactions in defined  contribution  plans for which Mercer Services is not the administrator; redemptions by the MGI Collective Trust; and transactions for a discretionary  investment management client of the Advisor when the client has provided the Advisor with  advance  notice of a planned  redemption  and the
Advisor  retains  discretion  to effect the  redemption on behalf of the client.
Furthermore,  exchanges by plan participants in defined  contribution  plans for which Mercer  Services is the  administrator  will be subject to the  short-term trading fee only with respect to shares that were purchased by exchange  (rather than by  contribution).  For  purposes of

                                       60

determining  whether the  short-term  trading fee applies,  the shares that were held the longest will be redeemed first.  Administrators,  trustees, or sponsors of retirement plans also may impose short-term  trading fees. Please see the SAI for details.

In addition to the  short-term  trading fee, the Board has adopted the following additional  policies and procedures.  Any shareholder  that is confirmed to have initiated four or more round trips (via exchanges or redemptions),  all equal to or  greater  than  $10,000  in value  within a 180-day  period,  will  receive a warning.  If  subsequent  activity of two or more round trips occurs  within 180 days, the shareholder's  exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do  not  apply  to the  MGI  Collective  Trust  or to  discretionary  investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these  policies and  procedures  will be effective in limiting  frequent  trading in all accounts.  For example,  the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying  shareholders  that occurs  through  omnibus  accounts  maintained by broker-dealers or other financial intermediaries.

As discussed in "Redemptions by the Funds" earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions.  Each Fund has qualified,  or intends to qualify,  as a regulated investment  company under the Internal  Revenue Code. As a regulated  investment company,  each Fund generally pays no federal income tax on the income and gains the Fund  distributes  to you.  Income  dividends,  if any, from net  investment income are normally  declared and paid once each year in December.  Net realized capital  gains,  if any, are  distributed at least  annually.  The amount of any distributions  will vary,  and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a retail  shareholder  of the Class S shares of a Fund, or an  institutional investor other than a retirement  plan,  you will receive  income  dividends and capital gains distributions in additional Class S shares of the Fund, unless you notify your  investment  professional  or the Fund in writing  that you elect to receive them in cash. Distribution options may be changed by retail shareholders and  institutional  shareholders  (other than  retirement  plans) at any time by requesting a change in writing.  All dividends  and capital gains  distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you received the previous  calendar year.  Taxable distributions  declared in

                                       61

December  to  shareholders  of record in such month,  but paid in  January,  are taxable as if the distributions were paid in December.  The Funds may reclassify income after your tax  reporting  statement  is mailed to you.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of  corrected  forms  mailed to  shareholders.  However,  when necessary,  the  Funds  will  send you a  corrected  Form  1099-DIV  to  reflect reclassified income information.

Avoid "Buying A Dividend." If you are a taxable investor and invest in the Class
S shares of a Fund shortly before the record date of a taxable distribution, the distribution  will  lower the value of the  Fund's  shares by the  amount of the distribution  and, in effect,  you will receive some of your  investment back in the form of a taxable distribution.

Taxes

Tax  Considerations.  Dividends  and capital gains  distributed  by the Funds to tax-deferred  retirement plan accounts are not taxable currently. In general, if you are a taxable  investor,  Fund  distributions  are  taxable to you at either ordinary  income or capital  gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For  federal  income  tax  purposes,  if  you  are  a  taxable  investor,   Fund
distributions of short-term capital gains are taxable to you as ordinary income.
Fund  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends  designated by certain of the Funds may be qualified  dividend  income eligible for taxation by  individual  shareholders  at long-term  capital  gains rates,  provided  certain holding period  requirements  are met.  Because income dividends  from  interest  on debt  securities  continue  to be taxed at  higher ordinary  income tax rates,  the  dividends  paid by the MGI Core  Opportunistic
Fixed Income Fund and MGI US Short Maturity Fixed Income Fund generally will not qualify for this favorable tax treatment.

Redemptions and Exchanges.  When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes,  an exchange of your Class S shares of one  Fund  for  Class  S  shares  of a  different  Fund  is the  same as a sale.
Generally,  exchanges  within a  tax-deferred  retirement  plan account will not result in a capital  gain or loss for  federal  or state  income  tax  purposes.
Distributions  taken from a retirement  plan  account,  however,  generally  are taxable as ordinary income.

Back-Up  Withholding.  By law,  if you do not  provide a Fund  with your  proper taxpayer identification number and certain required  certifications,  you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds  from the sale of your  shares.  A Fund also must  withhold  if the IRS instructs the Fund to do so. When  withholding  is required,  the amount will be
28% of any distributions or proceeds paid.

Other. If you are a taxable investor, Fund distributions and gains from the sale of your Fund shares  generally are subject to state and local taxes. Any foreign taxes  that a Fund pays on its  investments  may be passed  through  to you as a foreign tax credit.  Non-U.S.  investors may be subject to U.S. withholding at a
30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S.
tax certification requirements.

                                       62

Receipt of Excess  Inclusion  Income by a Fund.  Income  received by a Fund from equity  interests  in certain  mortgage  pooling  vehicles,  either  directly or through  an  investment  in a real  estate  investment  trust  that  holds  such interests  or  qualifies  as a taxable  mortgage  pool,  is  treated  as "excess inclusion  income." In general,  this income is required to be allocated to Fund shareholders  in proportion to dividends paid with the same  consequences  as if the shareholders directly received the excess inclusion income. Excess inclusion income:  (1) may  not be  offset  with  net  operating  losses;  (2)  represents unrelated business taxable income in the hands of a tax-exempt  shareholder that is not a disqualified  organization (as defined below);  and (3) is subject to a
30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person,  without regard to otherwise applicable  exemptions or rate  reductions.  A Fund must pay the tax on the Fund's excess inclusion income that is allocable to  "disqualified  organizations,"  which are  generally:  (i)
certain  cooperatives;   (ii)  governmental   entities;   and  (iii)  tax-exempt
organizations  unless such an  organization  is subject to the tax on  unrelated business taxable income. To the extent that Fund shares owned by a "disqualified organization"  are held in record name by a broker-dealer or other nominee,  the
Fund must  inform the  broker-dealer  or other  nominee of the excess  inclusion income  allocable to the  broker-dealer  or nominee,  and the  broker-dealer  or nominee must pay the tax on the portion of the Fund's  excess  inclusion  income allocable  to the  broker-dealer  or  nominee  on  behalf  of the  "disqualified organization."

THIS  DISCUSSION  IS NOT  INTENDED  TO BE  USED  AS  TAX  ADVICE.  BECAUSE  EACH
INVESTOR'S  TAX SITUATION IS UNIQUE,  YOU SHOULD  CONSULT YOUR TAX  PROFESSIONAL
ABOUT  FEDERAL,  STATE,  LOCAL,  OR FOREIGN TAX  CONSEQUENCES  BEFORE  MAKING AN
INVESTMENT IN A FUND.

Financial Highlights

The Financial  Highlights  table is meant to help you  understand  the financial performance  of each  Fund  since  the  Fund's  inception.  Certain  information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that you would have earned (or lost) on an investment in a Fund,  assuming  reinvestment  of all  dividends  and  distributions.  This information has been audited by Deloitte & Touche LLP, an Independent Registered
Public  Accounting  Firm,  whose  report,   along  with  each  Fund's  financial
statements,  are included in the Trust's annual report, which is incorporated by reference and available upon request.

Class S shares of the Funds had not commenced  operations as of the date of this prospectus,  and  financial  highlights  are not yet  available  for the Class S shares.  Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial  information about the Fund. The returns of the
Class S shares  would  have been  substantially  similar;  however,  the Class S shares are subject to a 12b-1 fee,  while the Class Y-3 shares are not.  HAD THE
CLASS S SHARES OF THE FUNDS  BEEN  OPERATIONAL  DURING  THE  PERIOD  SHOWN,  THE
DIVIDEND  DISTRIBUTIONS  (IF ANY) AND  INVESTMENT  PERFORMANCE  WOULD  HAVE BEEN
LOWER.

                                       63

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

--------------------------------------------------------------------------------
                                                                                            Class Y-3
                                                                       ------------------------  ---------------------------
                                                                             Year ended                 Period ended
                                                                              03/31/07                   03/31/06(a)

-----------------------------------------------------------------------      $ 10.58                      $ 10.00
Net asset value at beginning of period

Net investment income+                                                          0.04                         0.02
Net realized and unrealized gain on investments                                 0.09                         0.62

Total income from investment operations                                         0.13                         0.64

Less dividends and distributions:

  From net investment income                                                   (0.02)                       (0.01)
  From net realized gain on investments                                        (0.15)                       (0.05)

Total dividends and distributions                                              (0.17)                       (0.06)

Net asset value at end of period                                             $ 10.54                      $ 10.58
Total investment return(b)                                                      1.28%                        6.35%**

Ratios / Supplemental Data:
  Net investment income to average daily net assets                             0.40%                        0.34%*
  Net expenses to average daily net assets                                      0.57%                        0.55%*
  Total expenses (before reimbursement) to average daily net assets             0.75%                        0.90%*
Portfolio turnover rate                                                           77%                          63%**
Net assets at end of period (in 000's)                                     $ 308,879                    $ 190,991

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**  Not annualized.

                                       64

MGI US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

--------------------------------------------------------------------------------
                                                                                              Class Y-3
                                                                      -------------------------  ------------------------------
                                                                             Year ended                   Period ended
                                                                              03/31/07                    03/31/06(a)

----------------------------------------------------------------------       $ 10.82                       $ 10.00
Net asset value at beginning of period

Net investment income+                                                          0.19                          0.11
Net realized and unrealized gain on investments                                 1.10                          0.79

Total income from investment operations                                         1.29                          0.90

Less dividends and distributions:

  From net investment income                                                   (0.14)                        (0.03)
  From net realized gain on investments                                        (0.20)                        (0.05)

Total dividends and distributions                                              (0.34)                        (0.08)

Net asset value at end of period                                             $ 11.77                       $ 10.82
Total investment return(b)                                                     11.98%                         9.03%**

Ratios / Supplemental Data:
  Net investment income to average daily net assets                            1.67%                          1.66%*
  Net expenses to average daily net assets                                     0.55%                          0.53%*
  Total expenses (before reimbursement) to average daily net assets            0.72%                          0.88%*
Portfolio turnover rate                                                          67%                            22%**
Net assets at end of period (in 000's)                                     $ 314,038                     $ 196,799

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**  Not annualized.

                                       59

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

--------------------------------------------------------------------------------
                                                                                              Class Y-3
                                                                       ------------------------  ------------------------------
                                                                             Year ended                   Period ended
                                                                              03/31/07                    03/31/06(a)

-----------------------------------------------------------------------     $ 11.99                       $ 10.00
Net asset value at beginning of period

Net investment loss+                                                          (0.05)                        (0.03)
Net realized and unrealized gain on investments                                0.37                          2.15

Total income from investment operations                                        0.32                          2.12

Less dividends and distributions:

  From net realized gain on investments                                       (0.65)                        (0.13)

Net asset value at end of period                                            $ 11.66                       $ 11.99
Total investment return(b)                                                     2.75%                        21.32%**

Ratios / Supplemental Data:
  Net investment loss to average daily net assets                             (0.43)%                       (0.41)%*
  Net expenses to average daily net assets                                     0.92%                         0.90%*
  Total expenses (before reimbursement) to average daily net assets            1.15%                         1.44%*
Portfolio turnover rate                                                          77%                           72%**
Net assets at end of period (in 000's)                                     $132,178                       $87,340

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**  Not annualized.

                                       60

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

--------------------------------------------------------------------------------
                                                                                            Class Y-3
                                                                      -------------------------  --------------------------
                                                                             Year ended                 Period ended
                                                                              03/31/07                  03/31/06(a)

----------------------------------------------------------------------      $ 11.03                     $ 10.00
Net asset value at beginning of period

Net investment income+                                                         0.10                        0.02
Net realized and unrealized gain on investments                                0.75                        1.05

Total income from investment operations                                        0.85                        1.07

Less dividends and distributions:

  From net investment income                                                  (0.06)                      (0.01)
  From net realized gain on investments                                       (0.50)                      (0.03)

Total dividends and distributions                                             (0.56)                      (0.04)

Net asset value at end of period                                            $ 11.32                     $ 11.03
Total investment return(b)                                                     7.90%                      10.79%**

Ratios / Supplemental Data:
  Net investment income to average daily net assets                            0.93%                       0.25%*
  Net expenses to average daily net assets                                     0.92%                       0.90%*
  Total expenses (before reimbursement) to average daily net assets            1.17%                       1.33%*
Portfolio turnover rate                                                         139%                         23%**
Net assets at end of period (in 000's)                                     $118,166                     $82,779

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**  Not annualized.

                                       61

MGI Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout the period)

--------------------------------------------------------------------------------
                                                                                   Class Y-3
                                                                           -------------------------
                                                                                 Period ended
                                                                                  03/31/07(a)

---------------------------------------------------------------------------       $12.17
Net asset value at beginning of period

Net investment income+                                                              0.06
Net realized and unrealized gain on investments                                     1.55

Total income from investment operations                                             1.61

Less dividends and distributions:

  From net investment income                                                       (0.02)

Net asset value at end of period                                                 $ 13.76
Total investment return(b)                                                         13.24%**

Ratios / Supplemental Data:
  Net investment income to average daily net assets                                 0.75%*
  Net expenses to average daily net assets                                          0.82%*
  Total expenses (before reimbursement) to average daily net assets                 1.06%*
Portfolio turnover rate                                                               36%**
Net assets at end of period (in 000's)                                          $475,351

(a)  Class commenced operations on August 18, 2006.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the period shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**  Not annualized.

                                       62

MGI Core Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

--------------------------------------------------------------------------------
                                                                                             Class Y-3
                                                                       -------------------------  --------------------------
                                                                              Year ended                 Period ended
                                                                               03/31/07                  03/31/06(a)

-----------------------------------------------------------------------         $9.89                    $ 10.00
Net asset value at beginning of period

Net investment income+                                                           0.48                       0.27
Net realized and unrealized gain (loss) on investments                           0.14                      (0.27)

Total income from investment operations                                          0.62                       0.00

Less dividends and distributions:

  From net investment income                                                    (0.30)                     (0.11)

Net asset value at end of period                                               $10.21                     $ 9.89
Total investment return(b)                                                       6.30%                     (0.02)%**

Ratios / Supplemental Data:
  Net investment income to average daily net assets                              4.74%                      4.31%*
  Net expenses to average daily net assets                                       0.37%                      0.35%*
  Total expenses (before reimbursement) to average daily net assets              0.55%                      0.76%*
Portfolio turnover rate                                                           244%                       282%**
Net assets at end of period (in 000's)                                       $465,912                   $209,590

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**  Not annualized.

                                       63

MGI US Short Maturity Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

--------------------------------------------------------------------------------
                                                                                               Class Y-3
                                                                         -------------------------  --------------------------
                                                                                Year ended                 Period ended
                                                                                 03/31/07                  03/31/06(a)

-------------------------------------------------------------------------        $ 9.98                     $ 10.00
Net asset value at beginning of period

  Net investment income+                                                           0.48                        0.24
  Net realized and unrealized gain (loss) on investments                           0.06                       (0.11)

Total income from investment operations                                            0.54                        0.13

Less dividends and distributions:
  From net investment income                                                      (0.47)                      (0.15)

Net asset value at end of period                                                 $10.05                      $ 9.98
Total investment return(b)                                                         5.51%                       1.34%**
Ratios / Supplemental Data:
  Net investment income to average daily net assets                                4.76%                       4.00%*
  Net expenses to average daily net assets                                         0.32%                       0.30%*
  Total expenses (before reimbursement) to average daily net assets                1.00%                       1.31%*
Portfolio turnover rate                                                             186%                        121%**
Net assets at end of period (in 000's)                                          $58,509                     $16,764

(a)  Class commenced operations on August 22, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**  Not annualized.

                                       64

                                    APPENDIX

                      SUPPLEMENTAL PERFORMANCE INFORMATION

                      Prior Performance of the Subadvisors

Because the employees of certain  subadvisors  who manage the Funds have advised other accounts in a  substantially  similar manner to the way in which the Funds are  managed,  the  following  supplemental  performance  information  is  being provided  to assist  prospective  investors  in making  an  informed  investment decision.  Certain  subadvisors  have managed private  investment  companies and certain  advisory  accounts  that  have  investment  objectives,  policies,  and strategies that are substantially similar, but not necessarily identical, to the investment objectives, policies, and strategies of the Funds.

For each  subadvisor  (except  as  otherwise  noted),  we have  presented  prior performance  information for all investment companies and advisory accounts with substantially  similar  investment  objectives,  policies and  strategies to the
Funds (together,  the "Subadvisor  Composites") that each subadvisor subadvises.
The Advisor requires each subadvisor to include in its Subadvisor  Composite the performance  of all  substantially  similar  advisory  accounts  and  investment companies of the  subadvisor  to help ensure that the  subadvisor is showing the performance  of all such advisory  accounts and  investment  companies,  and not solely the best  performing  advisory  accounts and  investment  companies.  The
Advisor has required each subadvisor that includes Subadvisor Composites to make certain representations  concerning the appropriate presentation and calculation of the Subadvisor Composites' performance.

THE  SUBADVISOR  COMPOSITES'  PERFORMANCE IS NO GUARANTEE OF RESULTS IN MANAGING
THE FUNDS. THE SUBADVISOR COMPOSITES' PERFORMANCE FIGURES ARE NOT THE HISTORICAL
PERFORMANCE OF THE FUNDS,  ARE SEPARATE AND DISTINCT FROM THE FUNDS,  AND SHOULD
NOT  BE  CONSIDERED  AS  A  SUBSTITUTE  FOR  THE  FUNDS'  OWN  PERFORMANCE.  The
performance  of  the  Subadvisor   Composites  may  not  be  comparable  to  the
performance of the Funds because of the following:

o    brokerage commissions and dealer spreads,

o    expenses (including management fees),

o    the size of the  investment  in a  particular  security  in relation to the overall portfolio size,

o    the  timing  of  purchases  and  sales  (including  the  effect  of  market conditions at that time),

o    the timing of cash flows into the portfolio, and

o    the availability of cash for new investments.

                                      A-1

The  performance of the Subadvisor  Composites also may not be comparable to the performance  of the Funds because the Subadvisor  Composites,  unlike the Funds, are not registered  under the 1940 Act, and,  consequently,  may not be required to:

o    redeem shares upon request,

o    meet certain diversification requirements, or

o    comply with the tax  restrictions  and investment  limitations  that govern mutual funds.

The prior  performance of the Subadvisor  Composites has been  calculated net of fees  and  trading  expenses.  The  total  operating  fees and  expenses  of the
Subadvisor  Composites  may be lower than the total  operating  expenses  of the
Funds,  in which case the Subadvisor  Composites'  performance  shown would have been lower had the total  operating  expenses  of the Funds been used to compute the Subadvisor Composites' performance.

The table on the following  page shows the average  annual total returns of each
Subadvisor  Composite  for the periods  ended June 30, 2007.  Also  included for comparison  are  performance  figures  for  each  Fund's  benchmark,  and  other broad-based securities market indexes.

WHEN  CONSIDERING  THE  SUBADVISOR  COMPOSITES,  INVESTORS  SHOULD NOTE  UNUSUAL
SHORT-TERM  PERFORMANCE  CANNOT BE SUSTAINED  INDEFINITELY,  AND  INVESTORS  ARE
ADVISED TO REVIEW SHORT-,  INTERMEDIATE-,  AND LONG-TERM RETURNS WHEN EVALUATING
PERFORMANCE.  PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. IN ADDITION, THE
PERFORMANCE INFORMATION PRESENTED FOR THE SUBADVISOR COMPOSITES IS CURRENT AS OF
THE DATE  SHOWN,  BUT MAY NOT BE  CURRENT AS OF THE DATE YOU ARE  REVIEWING  THE
APPENDIX.  CONSEQUENTLY,  THE PERFORMANCE OF THE SUBADVISOR  COMPOSITES MAY VARY
FROM THAT SHOWN.

THE  PERFORMANCE  OF  EACH  SUBADVISOR  COMPOSITE  SHOWN  WAS  PREPARED  BY  THE
SUBADVISOR AND NOT BY THE ADVISOR.  THE ADVISOR  BELIEVES THAT SUCH  THIRD-PARTY
INFORMATION  IS RELIABLE,  BUT DOES NOT GUARANTEE ITS ACCURACY,  TIMELINESS,  OR
COMPLETENESS.

                                      A-2

                                                          Average Annual Total Returns (%) - Periods Ending June 30, 2007
                                       ------------------------------------------------------------------------------------
                                             1 Year                3 Years            5 Years               10 Years
                                       ------------------- -------------------- --------------------- ---------------------
LARGE CAP GROWTH EQUITY
Sands Large Cap Growth                             10.90              6.24              10.14               8.46
INTECH Large Cap Growth                            12.25              7.78              10.85              11.58
Winslow Large Cap Growth                           19.08              12.37             10.67               6.75
Russell 1000(R) Index                              20.43              12.48             11.57               8.64
Russell 1000 Growth(TM) Index                      19.04              8.95               9.53               6.93

LARGE CAP VALUE EQUITY
Lord Abbett Large Cap Value                        18.17              11.47              N/A                N/A
Pzena Large Cap Value                              23.38              14.74             15.40               N/A
Numeric Large Cap Value                             N/A                N/A               N/A                N/A
Russell 1000(R)Index                               20.43              12.48             11.57               8.64
Russell 1000 Value(TM) Index                       21.87              16.01             13.63              10.58

SMALL/MID CAP GROWTH EQUITY
Westfield Small/Mid Cap Growth Equity              24.53              17.65             15.52              14.02
Mazama Small/Mid Cap Growth                        19.01              13.02             19.04               N/A
Russell 2500(TM) Index                             18.74              15.00             15.72              11.52
Russell 2500 Growth(TM) Index                      19.03              13.70             15.07               9.60

SMALL/MID CAP VALUE EQUITY
AQR Small/Mid Cap Value                            16.96               N/A               N/A                N/A
NWQ Small/Mid Cap Value                            20.00               N/A               N/A                N/A
Wells Small Cap Value Non-Taxable                  16.47              14.61             15.58              15.33
Russell 2500(TM) Index                             18.74              15.00             15.72              11.52
Russell 2500 Value(TM) Index                       18.41              16.12             16.34              13.36

NON-US EQUITY
GMO International Disciplined Equity               27.23              23.49             19.63               N/A
AllianceBernstein International Large Cap Growth   23.04              19.78             15.57               7.64
EAFE Plus
AllianceBernstein International Strategic Value    31.50              28.60             22.80               N/A
MSCI EAFE(R) Index                                 27.00              22.40             18.62               9.06
Lazard Emerging Markets Equity                     47.80              42.72             33.24              10.50
MSCI Emerging Markets(R) Index                     44.99              38.28             30.93               N/A

CORE OPPORTUNISTIC FIXED INCOME
BlackRock Core Plus                                 5.03              3.89               4.69               N/A
Western Core Full Discretion                        6.61              5.03               6.37               7.16
Lehman Brothers Aggregate(TM) Index                 6.12              4.04               4.57               6.09
MacKay Shields High Yield Active Core              10.13              7.66              10.32               7.33
Merrill Lynch High Yield Master II(R)              11.75              9.02              11.89               6.59

SHORT MATURITY FIXED INCOME
Aberdeen Core Short Duration                        5.81              3.60               3.45               4.85
Lehman Brothers Govt/Corp 1-3 Yr(TM)                5.34              3.16               3.21               4.93

                                      A-3

Disclosures:
Past  performance  is not a guarantee  of future  performance.  The  performance
record   represents  the  client  composite  track  records  of  the  underlying investment  managers  in the  MGI  program,  and not the  track  records  of MGI clients. Performance figures have been reported on a net-of-fees basis, based on the  separate  or  commingled  account  composite  record of the  managers.  The information  on  investment  management  firms  has  been  obtained  from  those investment  management firms. MGI makes no  representations  or warranties as to the accuracy of such  information,  and accepts no  responsibility  or liability
(including for indirect,  consequential,  or incidental  damages) for any error, omission, or inaccuracy in such information.

Sands Capital

The Sands Large Cap Growth  Composite  contains  fully  discretionary  accounts.
Effective  April 1, 1997,  the minimum  account  size for this  Composite  is $3 million.  The minimum  account size was $1 million from February 7, 1992 through
March  31,  1997.  Results  are  based on  fully  discretionary  accounts  under management,  including  those  accounts no longer with the firm.  Non-fee paying accounts are not included in the  Composite.  Time-weighted  rates of return are adjusted for  significant  cash flows with geometric  linking of all periods and sub-periods.  The U.S.  dollar  is the  currency  used to  express  performance.
Leverage  is not used in the  Composite.  Sands  Capital's  standard  annual fee schedule is 0.75% on the first $50 million of assets under management, and 0.50%
on assets under management greater than $50 million.

INTECH

The INTECH  Large Cap Growth  Composite  includes all fully  discretionary,  fee paying,  separately  managed accounts  invested in this strategy.  This strategy pursues a  risk-controlled  approach to manage a  well-diversified  portfolio of large  capitalization  securities.  The Composite was created in July 1993. From
January 1997 through  June 2001,  the  Composite  contained  one non-fee  paying account  managed for the then parent company of INTECH.  Account returns are net of transaction  costs and gross of  non-reclaimable  withholding  taxes, if any.
Account returns reflect the reinvestment of dividends and other earnings and any deductions for investment  management  fees, as described in Part II of INTECH's
Form ADV. Monthly  Composite  returns are calculated by weighting each account's monthly return by its relative beginning market value. All returns are expressed in U.S. dollars. Your principal may be at risk during certain market periods.

Winslow

Winslow is an investment adviser that invests primarily in U.S.-based, large cap growth equity securities.  Winslow does not use any form of leverage in managing its portfolios. Winslow is an independent investment management firm, and is not affiliated  with any parent  organization.  Performance  data reflects the total return of all Winslow  tax-exempt large cap growth accounts on a dollar-weighted basis in the composite,  calculated in U.S.  dollars.  Accounts with significant client-imposed  investment  restrictions  are not included.  The minimum account size  required  for an account to be  included in the  composite  is $5 million.
Performance  data for the Large Cap Growth  composite begins on July 1, 1992 and is GIPS(R)  compliant from October 1, 1992, going forward.  Performance  returns from July 1, 1992 to  September  30,  1992 are not in  compliance  with  GIPS(R)
because the Large Cap Growth composite  consisted of two representative  taxable accounts,  the only  accounts  managed  for the  complete  quarter.  Performance results for the full historical period are  time-weighted.  Quarterly  composite performance  results for the full  historical  period are  dollar-weighted.  The performance  results  reflect the  reinvestment of dividends and other earnings.
Trade  date  accounting  is used for the full  historical  period.  For the full historical  period,  all of the composite  accounts were fee-paying  portfolios.
Performance  results  are net of  management  fees.  Net  performance  has  been calculated by deducting the highest fee payable by an account in this composite, as follows: 0.75% of assets, annually, from July 1992 to December 2001; 0.65% of assets,  annually,  from January 2002 to June 2004;  0.70% of assets,  annually, from July 2004 to  December  2004;  and 0.60% of assets,  annually,  thereafter.
Net-of-fee  performance returns reflect the compounding effect of such fees. The investment  advisory fee schedule is disclosed in Part II of Winslow's Form ADV.
The benchmark against which this composite is managed is the Russell 1000 Growth
Index.

                                      A-4

Lord Abbett

The Lord Abbett Large Cap Value  Composite  is  comprised of all fully  invested equity portfolios managed on behalf of tax-exempt  investors investing primarily in large capitalization securities that Lord Abbett deems to be undervalued on a relative basis.  Effective  January 1, 2000, only accounts with an initial value of $10 million or more are  included  in the  Composite.  Other than  registered investment  companies  sponsored by Lord Abbett,  accounts  opened/funded  on or before the 15th day of the month are included in the Composite  effective on the first day of the second following month, and accounts  opened/funded  after that day are  included  effective  on the  first day of the  third  following  month.
Registered  investment  companies  sponsored  by Lord Abbett are included in the
Composite  in the first full month of  management.  Closed  accounts are removed from the  Composite  after the last full  month in which  they were  managed  in
accordance  with  the  applicable  objectives,   guidelines,  and  restrictions.
Performance  results are expressed in U.S.  dollars and reflect  reinvestment of any dividends and distributions. The Composite was created in 1999. Leverage has not been used in the portfolios included within the Composite.

Pzena

The Pzena  Large Cap Value  Composite  was  created  on  October  1,  2000.  The
Composite is size  weighted,  includes cash and cash  equivalents,  includes all fee-paying,  discretionary,  non-wrap fee, Large Cap Value accounts that are not mutual funds, and is in U.S.  dollars.  No leverage was employed in the accounts in the  Composite.  Accounts  enter the  Composite at the beginning of the first full month under  management.  Closed  accounts are included for each full month prior to closing.  No accounts with any  significant  client-imposed  investment restrictions are included.

Westfield

The Small/Mid Cap Growth Equity Composite contains fully discretionary  accounts that focus on long-term growth in equity  securities of  predominantly  small to mid cap companies  (capitalization  between $300 million and $6 billion at cost)
with potential for growth.  For comparison  purposes,  the composite is measured against the Russell 2500 Growth, the Russell Midcap Growth, and the Russell 2000
Growth indices. The minimum account size for this composite was $1 million prior to January 1, 2007.

Results are based on fully  discretionary  accounts under management,  including those  accounts no longer with the firm.  Past  performance is not indicative of future results.

The U.S.  Dollar  is the  currency  used to  express  performance.  Returns  are presented net of management fees and include the reinvestment of all income. Net of fee  performance  was  calculated  using  actual  management  fees except for accounts that were charged a performance  based fee; net of fee  performance for these  accounts was  calculated  using the highest  management fee of 1% applied monthly.

The Small/Mid Cap Growth Equity Composite was created January  1, 2000.

Mazama

Mazama's Small/Mid Cap Growth Composite contains fully  discretionary  small-mid cap growth accounts.  The minimum account size for this Composite is $3 million.
Results are based on fully  discretionary  accounts under management,  including those accounts no longer with the firm. Non-fee-paying accounts are not included in the Composite.  Leverage is not used in the Composite. The U.S. dollar is the currency  used to express  performance.  Returns are presented net of management fees and  include  the  reinvestment  of all  dividends  and other  income.  The
Composite was created on January 1, 2001.

NWQ

NWQ  is  a  registered  investment  advisor,  and  is  a  subsidiary  of  Nuveen
Investments,  Inc.  NWQ manages a variety of value  equity,  fixed  income,  and balanced portfolios. Effective January 1, 2006, NWQ established an Institutional
Division and a Managed Accounts Division.  The Managed Accounts Division manages all  fully-bundled  wrap  fee  separate  managed  account  program  assets.  The
Institutional  Division manages  institutional and private client assets,

                                      A-5

and is the NWQ entity  responsible for providing this  performance  information.
Effective  March 1,  2006,  two  portfolio  management  teams  from  NWQ  formed
Tradewinds   Global   Investors,   LLC   ("Tradewinds")   through  an   internal
reorganization.  From that date  forward,  assets  managed  by these  investment professionals  are associated  with  Tradewinds.  Effective  August 1, 2002, NWQ
Investment Management Company was merged into NWQ, and no material change in the personnel responsible for the investment management process occurred.

NWQ has prepared and presented this  information  in compliance  with the Global
Investment Performance Standards  ("GIPS(R)").  Compliance with GIPS(R) has been verified by an independent  verifier from January 1, 1990 through  September 30,
2006. In addition, a performance  examination was conducted on the Small/Mid Cap
Value Composite from April 1, 2006 through September 30, 2006. The Small/Mid Cap
Value  Composite  was created May 2006. A copy of the  verification  reports,  a complete list and description of NWQ's  composites,  and additional  information regarding  the NWQ's  policies and  procedures  for  calculating  and  reporting performance results are available upon request.

The Small/Mid Cap Value  Composite  contains fully  discretionary  Small/Mid Cap
Value accounts with a minimum account size of $2 million. The benchmark for this composite is the Russell  2500(R) Value Index.  The Russell  2500(R) Value Index
measures  the   performance   of  those  Russell  2500   companies   with  lower
price-to-book  ratios and lower  forecasted  growth values.  The Russell 2500(R)
Index measures the  performance  of the 2,500 smallest  companies in the Russell
3000(R) Index.  Benchmark  returns include  reinvestment  of income,  but do not reflect taxes, investment advisory, and other fees that would reduce performance in an actual account. It is not possible to invest directly in an index.

Composite returns include the reinvestment of all income. The U.S. dollar is the currency  used  to  express  performance.  Gross  returns  will  be  reduced  by investment  advisory  fees  and  other  expenses  that  may be  incurred  in the management  of the  account.  The  actual  fee is used to  calculate  net of fee performance.  The annual  institutional  client fee schedule for Small Cap Value portfolios  is as follows:  first $25 million is 0.85%,  and over $25 million is
0.70%.  Actual  fees  charged  may  vary by  client  due to  various  conditions including  account  size.  Refer to  Schedule  F of the  firm's  ADV Part II for additional information.

AQR

AQR has prepared and presented this  information  in compliance  with the Global
Investment  Performance  Standards  ("GIPS(R)").  AQR is a registered investment advisor that conducts trading and investment activities,  specializing in global asset  allocation  and  global  stock  selection  involving  a  broad  range  of
instruments,   including,  but  not  limited  to,  individual  equity  and  debt securities,  currencies,  futures, commodities, fixed income products, and other derivative securities.  AQR will make available a complete list and descriptions of all AQR composites upon request.

The AQR SMID  Value  Composite  was  created  in July  2006.  The AQR SMID Value
Composite's  performance  benchmark is the Russell  2500(TM)  Value  Index.  New accounts  that fit the AQR SMID Value  Composite's  parameters  are added to the
Composite  at the start of the  first  full  calendar  month  after  AQR  begins managing  the  account's  assets,  or after  it is  deemed  that the  investment decisions  made by AQR fully  reflect the  intended  investment  strategy of the account.  The AQR SMID Value Composite excludes  terminated  portfolios from the
Composite  after the last full  calendar  month that the assets were under AQR's
management.   The  AQR  SMID  Value  Composite  will  continue  to  include  the performance results for all periods prior to termination.

AQR's  advisory  fees are  described  in Part II of AQR's  Form ADV.  Net-of-fee performance  results are  calculated by deducting the maximum fee charged by AQR to a new  portfolio  in the  composite  from the  gross  monthly  return.  AQR's standard  management fee for accounts that comprise the AQR SMID Value Composite is 0.65% per annum.  Valuations  and  returns  are  computed  and stated in U.S.
dollars,  and  individual  portfolios  within the AQR SMID Value  Composite  are revalued  monthly.  Portfolios  also are  revalued  intra-month  when cash flows occur. AQR geometrically links returns to produce an accurate time-weighted rate of return.  AQR SMID Value  Composite  returns are  asset-weighted.  Returns are calculated net of all withholding taxes on foreign dividends. Accruals for fixed income and equity securities are included in the performance calculations.

                                      A-6

Wells

The Benson  Small Cap Value  Non-Taxable  Composite  ("Composite")  includes all fully  discretionary  non-taxable  accounts  over $3 million that are managed in this style.  The strategy focuses on companies with a market  capitalization  of under $1  billion.  The process  emphasizes  disciplined  bottom-up  fundamental
research  with   particular   attention   given  to  the  cash  flow  generating
capabilities  of a company.  The objective is to  outperform  either the Russell
2000(R) Value Index or the Russell  2000(R) Index.  The Composite was created on
August 1, 1997. Performance shown from April 1, 1988 to July 31, 1997 represents performance  achieved  by the  same  account  managers  while  at U.S.  Bancorp.
Performance shown from August 1, 1997 to October 31, 2003 represents performance achieved by the same investment team while at Benson Associates LLC. Returns and asset values are stated in U.S. dollars. Additional information regarding Wells'
policies and procedures for  calculating  and reporting  performance  results is available upon request.

GMO

The GMO International  Disciplined Equity Composite was created in January 2002, and includes accounts invested with an emphasis on international  equities.  The
Composite consists of all discretionary accounts managed in the Composite style.
Accounts  are  included  in the  Composite  as of the  first  full  month  under management.  Similarly,  accounts are removed from the Composite  after the last full month under management.  The Composite  results are time-weighted  rates of return net of commissions,  transaction  costs and withholding  taxes on foreign income and capital  gains,  and have been  presented net of investment  advisory fees. In pursuing its investment strategy,  accounts may use exchange-traded and over-the-counter  derivative instruments,  including options,  futures, and swap contracts.  Derivatives  may be used to  efficiently  adjust the exposure of the strategy to various securities,  markets,  or currencies.  Leverage has not been used in the  portfolios  included in the  Composite.  Valuations and returns are calculated and expressed in U.S. dollars.

AllianceBernstein International Large Cap Growth EAFE Plus

AllianceBernstein has prepared and presented this information in compliance with
the  Global  Investment  Performance  Standards  (GIPS(R)).   In  October  2000,
AllianceBernstein  was redefined when Alliance Capital Management L.P. ("ACMLP")
and Sanford C. Bernstein & Co Inc.  ("Bernstein") merged. The investment advisor continued to operate as ACMLP.  Prior to this,  the firms were  reporting  under their  respective  names.  In  February  2006,  ACMLP  changed its name to ABLP.
AllianceBernstein  has been  verified  by an  independent  verifier on an annual basis from 1993 through 2005.

The  International  Large Cap  Growth  EAFE  Plus  Composite  (the  "Composite")
includes all fee-paying  discretionary  tax-exempt accounts with assets over $10 million in US dollars.  This Composite  includes accounts that allow investments in emerging  markets.  The  International  Large Cap Growth EAFE Plus investment team seeks to generate a premium through research-driven stock selection.  Using the research predominantly  produced by Alliance Bernstein's  fundamental growth analysts,  the team  strives to buy  companies  whose growth  potential  appears likely to outpace  market  expectations.  The creation date of this Composite is
December 31, 1990.

Performance figures have been presented net of  investment-management  fees. The
Composite's  net-of-fee  return is calculated by deducting a weighted average of the  actual  fee rates  charged to each  account  in the  Composite.  Net-of-fee performance figures reflect the compounding effect of such fees. The highest fee payable for an  International  Large Cap Growth EAFE Plus  portfolio is 0.80% of assets,  annually.  The investment advisory fee schedule is disclosed in Part II of Alliance Bernstein's Form ADV.

No  representation  is made that the  performance  shown is indicative of future performance.  A  portfolio  could  incur  losses as well as  gains.  Performance figures for each account are  calculated  monthly on a trade-date  basis using a total rate-of-return calculation. Monthly market values include income accruals, realized and unrealized gains and losses and reflect the daily weighting of cash flows. The Composite results are asset-weighted on a monthly basis.  Performance results include the  reinvestment  of dividends and other earnings.  Returns for the accounts in the Composite are calculated in US dollars.

The benchmark is the MSCI EAFE Index. The MSCI EAFE Index is designed to measure developed equity  performance  excluding the United States and Canada.  The MSCI
EAFE Index is a supplemental benchmark.

                                      A-7

AllianceBernstein International Strategic Value

AllianceBernstein has prepared and presented this information in compliance with
the  Global  Investment  Performance  Standards  (GIPS(R)).   In  October  2000,
AllianceBernstein  was redefined when Alliance Capital Management L.P. ("ACMLP")
and Sanford C. Bernstein & Co Inc.  ("Bernstein") merged. The investment advisor continued to operate as ACMLP.  Prior to this,  the firms were  reporting  under their  respective  names.  In February 2006,  ACMLP changed its name to Alliance
Bernstein, L.P.

The performance  results  displayed herein represent the investment  performance record  for the  institutional  International  Strategic  Value  Composite  (the
"Composite").  The Composite consists of accounts which invest in 40 to 60 value stocks based in markets outside the US, seeking to maximize its premium relative to its  benchmark  with  little  sensitivity  to risk.  From April 2001  through
December 2001, the Composite consisted of a single-pooled discretionary account.
Beginning   2002,   the   Composite   includes  all   fee-paying   institutional
discretionary accounts. The withholding tax basis of the Composite is consistent with the benchmark,  which is Luxembourg. At any point in time, 0% to 30% of the
Composite's assets are invested in countries outside of the benchmark,  the MSCI
EAFE index.  The Composite  was created in March 2002 with an inception  date of
March 31, 2001.

Performance    figures   in   this   report   have   been   presented   net   of
investment-management  fees.  Net  performance  figures have been  calculated by deducting  the highest fee payable by an account of this type;  0.95% of assets, annually,  through  2004,  0.90% of  assets,  annually,  thereafter.  Net-of-fee performance  figures reflect the compounding effect of such fees. The investment advisory fee schedule is disclosed in Part II of Alliance Bernstein's Form ADV.

No  representation  is made that the  performance  shown is indicative of future performance. An account could incur losses as well as gains. Performance returns for each account are calculated monthly using trade-date accounting. Performance results are reported on a  total-return  basis,  which  includes all income from dividends and interest,  and realized and unrealized  gains or losses.  All cash flows are daily weighted using the Modified Dietz Method.  The monthly Composite returns  are  calculated  by  weighting  each  account's  monthly  return by its beginning  market value as a percent of the total  Composite's  beginning market value. These monthly performance  figures are geometrically  linked to calculate cumulative  and/or annualized  "time-weighted"  rates of return for various time periods.  The  Composite  contains  accounts of clients  denominated  in foreign currencies.  To calculate Composite performance,  each account's monthly returns are converted to US dollars using WM Reuters month-end exchange rates.

The benchmark is the MSCI EAFE Index (Europe,  Australasia, Far East). The index is designed to measure developed market equity performance  excluding the United
States and Canada.

Lazard

The composite  returns  represent the total returns of all fully  discretionary, fee-paying  portfolios with an Emerging Markets Equity investment  mandate and a minimum of $5 million in assets under  management.  Lazard's  account  inclusion policy was a minimum of three months from  inception  through June 30, 2001, and then the  earlier  of the first  full month or the end of the month in which the account is fully invested from July 1, 2001 to the present.  Data for the period prior to August 1997 reflects the performance of a mutual fund managed by Lazard with an emerging  markets  investment  mandate and is considered  supplementary.
Mutual  funds are subject to certain  regulations  to which  separately  managed portfolios are not, thereby potentially  affecting their performance during such period.  The  returns of the  individual  portfolios  within the  composite  are time-weighted,  use trade  date  accounting,  are based upon  monthly  portfolio valuations, and include the reinvestment of all earnings as of the payment date.
The composite  returns are  asset-weighted  based upon  beginning  period market value.  Effective  January 1, 2003,  composite  returns  include  mutual  funds.
Composite  returns are shown before U.S.  tax and the  deduction of custody fees
(except for mutual funds,  which include all fees).  The composite and benchmark returns are reported net of foreign withholding taxes on dividends, interest and capital  gains.  The assumed tax rate for the  benchmark is that of a Luxembourg holding company and is based on the actual tax rate of each country.

The composite returns  presented  represent past performance and do not indicate future  results,  which may vary.  Lazard's  standard  fee schedule for Emerging
Markets Equity accounts is 1.0% on the first $100 million of assets and 0.80% of the  balance.  A  complete  list and  description  of all Lazard  composites  is available upon request. The MSCI Emerging Markets Index is a free float-adjusted market  capitalization  index  calculated  gross of  foreign  withholding

                                      A-8

taxes  through  December  31, 1998 and total  return net of foreign  withholding taxes  thereafter  that is designed to measure equity market  performance in the global emerging  markets.  Lazard has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS). Lazard Asset
Management is the "Firm" to which the GIPS  Standards  apply  (Frankfurt  office included in Firm  definition  as of January 1, 2003,  and assets  acquired  from
Knelman Asset Management  Group, LLC as of February 15, 2005). The Firm has been audited by an independent accounting firm through December 31, 2005 and the GIPS verification  letter is available upon request.  The composite  creation date is
August 1997.

BlackRock

The BlackRock  Core Plus Composite  uses a  time-weighted  linked rate of return formula with adjustments for cash flows to calculate rates of return. Trade date accounting has been used since the inception of the  Composite.  The returns are expressed in U.S. dollar terms. When permitted by investment guidelines, futures and  options  may be used to  manage a  portfolio's  duration  and  yield  curve positioning. Futures and options are not used to create leverage in a portfolio.
The BlackRock Core Plus Composite is comprised of all fully discretionary, total return,  core bond  accounts  which invest in the full spectrum of high quality, fixed  income  securities  and which  allow 10% or more of the  portfolio  to be invested in  below-investment  grade securities.  These portfolios have at least
$25 million in assets and are actively  managed to exceed the  performance of an appropriate  index.  All  accounts  included in the  Composite  follow a similar investment  philosophy.  The Composite  excludes core plus portfolios  that: (i)
have gain/loss or other constraints that limit investment flexibility,  (ii) are managed to emphasize income, or (iii) are managed against customized benchmarks.
The  inception  date and creation  date of the  Composite is April 1, 1998.  The returns of the Composite are expressed in U.S.  dollars and are  asset-weighted.
New accounts are included in the Composite upon the completion of the first full three months under  management.  Closed  accounts or accounts  that change their investment  mandate are included in the Composite  through  termination or as of conversion to a new strategy.

Western

The portfolios in the Western Core Full Discretion Composite are all actual, fee paying and performance  fee-paying,  fully discretionary accounts managed by the firm for at least one full month.  Investment  results shown are for taxable and tax-exempt  accounts and include the reinvestment of all earnings.  Any possible tax liabilities  incurred by the taxable accounts have not been reflected in the performance.  Trade date accounting was used since inception,  and market values include  interest  income  accrued on securities  held within the accounts.  The minimum asset size for inclusion in Western's Core Full Discretion  Composite is
$25  million.  The  Composite is valued  monthly.  The  Composite  return is the asset-weighted  average of the performance  results of all the portfolios in the
Composite. The returns for the accounts in the Composites are calculated using a time-weighted  rate of return adjusted for weighted cash flows.  All returns are gross  of  withholding  tax on  interest  and  capital  gains.  Where  portfolio guidelines  permit,  futures and options are used from time to time to implement new portfolio  strategies  with minimum cost to the portfolio.  At no time would the use of derivates result in the portfolios being leveraged.

MacKay

The High Yield  Active Core  Composite  includes  all  discretionary  high yield active  core  accounts  managed  with  similar  objectives  for a full  quarter, including  those  accounts  no  longer  with  the  firm.  Net-of-fees  Composite performance is derived by reducing the quarterly gross-of-fees composite returns
(which  reflect  reinvestment  of income and dividends and is a  market-weighted average of the  time-weighted  return,  before advisory fees of each account for
the  period  since  inception)  by  0.125%,   MacKay's  highest  quarterly  fee.
Performance is expressed in US dollars.  Fees, which are described in the firm's
Form ADV, Part II, and related  expenses will reduce  returns.  For example,  in neutral markets a .50% annual  investment  advisory fee,  MacKay's  highest fee, would have the effect of  reducing  the  annual  compound  return by .50% in the first  year  and by a  cumulative  2.53%  in the  fifth  year.  There  can be no assurance  that the rate of return for any account  within the composite will be the same as that of the composite presented.  Past performance is not indicative of future results.

The  composite  was  created  July 1, 1997,  and for the period  from  inception through February 29, 2000 was developed at Forstmann-Leff  International  (FLI).
Substantially all of the investment  decision-makers from the Fixed Income Group of FLI became employed by Pareto  Partners  ("Pareto") on February 29, 2000, and

                                      A-9

subsequently  by MacKay  Shields LLC on October 15,  2004.  The  decision-making process  remained intact and independent  within Pareto and continues intact and independent  within MacKay  Shields.  This group and process are responsible for the composite  performance;  therefore,  the current  composite  performance  is linked to the prior FLI and Pareto composite history. Percent of firm assets and total firm assets  reflect FLI assets  prior to 2000 and Pareto  assets prior to
2004. All portfolios in the composite are fee-paying  portfolios  except for the period July 1, 1997  through  July 31,  1998,  when the  composite  included one non-fee paying account,  which  represented 100% of the composite as of December
31, 1997.

MacKay  Shields  LLC, an  SEC-registered  investment  adviser,  has prepared and presented this information in compliance with the Global Investment  Performance
Standards  (GIPS(R)).  The firm  receives  a  verification  from an  independent accounting firm on a quarterly basis. An opinion is available on request, as are a complete list and description of the firm's composites.

No leverage has been used in this composite.  The asset mix of high yield active core  accounts may not be precisely  comparable  to the Merrill Lynch High Yield
Master  II  Index.  Indexes  do not  incur  management  fees or other  operating expenses. Investments cannot be made directly into an index.

AAMI

The Aberdeen  Core Short  Duration  Composite  includes the  performance  of all investment companies and advisory accounts with substantially similar investment
objectives,   policies,   and  strategies   advised  by  AAMI.  The  performance
information  presented in the Aberdeen Core Short  Duration  Composite  includes performance data covering the period in which the team of portfolio managers was employed  by DIMA  (i.e.,  prior  to  December  1,  2005).  During  the  periods indicated, the portfolio managers of the MGI US Short Maturity Fixed Income Fund had full  discretionary  authority  over the selection of  investments  and were primarily responsible for the day-to-day management of the accounts that make up the Aberdeen Core Short Duration Composite.  No other person or persons played a significant  role in managing the accounts  that make up the Aberdeen Core Short
Duration Composite during the time periods indicated.

                                      A-10

Annual Total Returns (%) - Calendar Years
LARGE CAP GROWTH EQUITY

           Sands Large Growth  INTECH Large Growth  Winslow Large Cap Growth
---------- ------------------- -------------------- -------------------------
1997            30.2                 41.1                 28.8
---------- ------------------- -------------------- -------------------------
1998            54.1                 57.5                 30.7
---------- ------------------- -------------------- -------------------------
1999            47.6                 25.9                 21.6
---------- ------------------- -------------------- -------------------------
2000           -18.4                 -5.5                -10.3
---------- ------------------- -------------------- -------------------------
2001           -15.8                 -5.1                -15.3
---------- ------------------- -------------------- -------------------------
2002           -27.2                -15.4                -28.3
---------- ------------------- -------------------- -------------------------
2003            36.3                 28.7                 29.2
---------- ------------------- -------------------- -------------------------
2004            20.5                 15.2                 14.1
---------- ------------------- -------------------- -------------------------
2005            10.5                  7.5                 10.3
---------- ------------------- -------------------- -------------------------
2006            -5.7                  7.5                  7.4
---------- ------------------- -------------------- -------------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-11

Annual Total Returns (%) - Calendar Years
LARGE CAP VALUE EQUITY

               Lord Abbett
               Large Value       Pzena Large Value
---------- ------------------- ----------------------
1997              26.4                  N/A
---------- ------------------- ----------------------
1998              12.9                  N/A
---------- ------------------- ----------------------
1999              12.2                  N/A
---------- ------------------- ----------------------
2000              19.0                  N/A
---------- ------------------- ----------------------
2001              -3.8                  1.1
---------- ------------------- ----------------------
2002             -14.3                -13.2
---------- ------------------- ----------------------
2003              31.8                 40.2
---------- ------------------- ----------------------
2004              13.1                 15.8
---------- ------------------- ----------------------
2005               2.9                 10.8
---------- ------------------- ----------------------
2006              18.1                 17.0
---------- ------------------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-12

Annual Total Returns (%) - Calendar Years
SMALL/MID CAP GROWTH EQUITY

               Westfield                Mazama
            Small/Mid Growth      Small/Mid Growth
---------- ------------------- ----------------------
1997              24.4                  N/A
---------- ------------------- ----------------------
1998              -4.3                  N/A
---------- ------------------- ----------------------
1999              79.3                  N/A
---------- ------------------- ----------------------
2000               4.9                  N/A
---------- ------------------- ----------------------
2001              -8.1                  1.2
---------- ------------------- ----------------------
2002             -18.1                -35.5
---------- ------------------- ----------------------
2003              38.7                 76.7
---------- ------------------- ----------------------
2004              11.7                  9.4
---------- ------------------- ----------------------
2005              12.8                 11.7
---------- ------------------- ----------------------
2006              14.4                 11.1
---------- ------------------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-13

Annual Total Returns (%) - Calendar Years
SMALL/MID CAP VALUE EQUITY

                 Wells Small
                  Cap Value
---------- ----------------------
1997                22.1
---------- ----------------------
1998                11.7
---------- ----------------------
1999                13.8
---------- ----------------------
2000                16.5
---------- ----------------------
2001                35.7
---------- ----------------------
2002                -5.0
---------- ----------------------
2003                24.6
---------- ----------------------
2004                 7.0
---------- ----------------------
2005                17.8
---------- ----------------------
2006                 5.7
---------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-14

Annual Total Returns (%) - Calendar Years
NON-US EQUITY

            GMO Disciplined  Alliance Int'l Large                        Bernstein Int'l
                Equity        Growth EAFE Plus       Lazard Emerging     Strategic Value
---------- ----------------- --------------------- ------------------- -------------------
1997             N/A                5.4                -12.8                  N/A
---------- ----------------- --------------------- ------------------- -------------------
1998             N/A               14.7                -23.1                  N/A
---------- ----------------- --------------------- ------------------- -------------------
1999             N/A               42.7                 56.7                  N/A
---------- ----------------- --------------------- ------------------- -------------------
2000             N/A              -17.4                -27.7                  N/A
---------- ----------------- --------------------- ------------------- -------------------
2001             N/A              -19.2                 -2.0                  N/A
---------- ----------------- --------------------- ------------------- -------------------
2002             N/A              -13.8                  0.7                 -1.6
---------- ----------------- --------------------- ------------------- -------------------
2003            37.7               32.1                 55.6                 44.7
---------- ----------------- --------------------- ------------------- -------------------
2004            23.3               17.1                 31.0                 26.0
---------- ----------------- --------------------- ------------------- -------------------
2005            15.7               15.8                 41.7                 18.7
---------- ----------------- --------------------- ------------------- -------------------
2006            25.8               18.2                 31.2                 33.7
---------- ----------------- --------------------- ------------------- -------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-15

Annual Total Returns (%) - Calendar Years
CORE OPPORTUNISTIC FIXED INCOME

                                  Western Core Full       MacKay Shields
            BlackRock Core Plus       Discretion           High Yield
---------- --------------------- --------------------- -------------------
1997             N/A                   11.9                   N/A
---------- --------------------- --------------------- -------------------
1998             N/A                    8.7                   6.6
---------- --------------------- --------------------- -------------------
1999            -0.2                   -0.2                   5.2
---------- --------------------- --------------------- -------------------
2000            11.5                   11.7                  -2.6
---------- --------------------- --------------------- -------------------
2001             8.6                    9.6                   7.9
---------- --------------------- --------------------- -------------------
2002             9.3                    9.6                  -0.4
---------- --------------------- --------------------- -------------------
2003             5.2                    9.5                  27.5
---------- --------------------- --------------------- -------------------
2004             4.8                    7.0                   9.9
---------- --------------------- --------------------- -------------------
2005             2.5                    2.8                   2.5
---------- --------------------- --------------------- -------------------
2006             4.2                    5.9                  10.8
---------- --------------------- --------------------- -------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-16

Annual Total Returns (%) - Calendar Years
SHORT MATURITY FIXED INCOME

               Aberdeen Core
               Short Duration
---------- ----------------------
1997                6.8
---------- ----------------------
1998                6.5
---------- ----------------------
1999                4.4
---------- ----------------------
2000                8.0
---------- ----------------------
2001                6.6
---------- ----------------------
2002                5.3
---------- ----------------------
2003                3.1
---------- ----------------------
2004                2.0
---------- ----------------------
2005                2.2
---------- ----------------------
2006                4.7
---------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-17

If you want more  information  about the Funds,  the following  documents are  MGI Funds available free upon request:
                                                                               MGI US Large Cap Growth Equity Fund
Annual/Semi-Annual Reports                                                     MGI US Large Cap Value Equity Fund
                                                                               MGI US Small/Mid Cap Growth Equity Fund
Additional  information  about each Fund's  investments  is  available in the  MGI US Small/Mid Cap Value Equity Fund
Fund's annual and semi-annual  reports to shareholders.  In the Funds' annual  MGI Non-US Core Equity Fund report,  you will find a discussion of the market  conditions  and investment  MGI Core Opportunistic Fixed Income Fund strategies that  significantly  affected each Fund's  performance  during its  MGI US Short Maturity Fixed Income Fund last fiscal year.

Statement of Additional Information (SAI)                                      Prospectus

The  SAI  provides  more  detailed   information   about  the  Funds  and  is
incorporated  by  reference  into  this  prospectus   (i.e.,  it  is  legally
considered a part of this prospectus).

You may  discuss  your  questions  about  the Funds by  contacting  your plan administrator  or  recordkeeper  or  financial  advisor.  You may obtain free copies  of  the  Funds'  annual  and  semi-annual  reports  and  the  SAI  by contacting  the  Funds  directly  at  1-800-428-0980.  As of the date of this prospectus,  the Trust's website  (www.mgifunds.com)  is under  construction.  July 31, 2007
In the future,  you will be able to obtain  copies of the Funds'  reports and
SAI at this address.

You may review and copy information  about the Funds,  including  shareholder reports  and the SAI,  at the Public  Reference  Room of the  Securities  and
Exchange  Commission in  Washington,  D.C. You may obtain  information  about the  operations  of the SEC's  Public  Reference  Room by calling  the SEC at
1-202-551-8090.  You may get copies of reports  and other  information  about the Funds:

o    For a fee, by  electronic  request at  publicinfo@sec.gov  or by writing the SEC's Public Reference Section, Washington, D.C.  20549-0102; or

o    Free  from  the  EDGAR  Database  on  the  SEC's  Internet  website  at:
     http://www.sec.gov.

MGI Funds
Investment Company Act File No. 811-21732

MGI FUNDS(TM)

     MGI US Large Cap Growth Equity Fund
     MGI US Large Cap Value Equity Fund
     MGI US Small/Mid Cap Growth Equity Fund
     MGI US Small/Mid Cap Value Equity Fund
     MGI Non-US Core Equity Fund
     MGI Core Opportunistic Fixed Income Fund
     MGI US Short Maturity Fixed Income Fund

Prospectus

July 31, 2007

This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the
"Class Y Shares") in the seven series (each a "Fund," and together, the "Funds")
of the MGI Funds (the "Trust").  Each class has different ongoing expenses. This prospectus  explains what you should know about each Fund and the Class Y Shares of the Funds before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the "Advisor") manages the Funds.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission  has  approved or  disapproved  these  securities  or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

                                    Contents

                                       i

Appendix

                                       ii

Summary of the Funds

Each Fund's investment objective, principal investment strategies, and principal risks  are set  forth  below.  This  summary  is  intended  to  provide  a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included  later in this  prospectus  under  "Principal  Investment
Strategies and Related Risks."

The Manager of Managers Structure

The Advisor is responsible for  constructing and monitoring the asset allocation and portfolio  strategies for the Funds,  consistent with each Fund's investment objective,  strategies,  and risks.  The Advisor believes that it is possible to enhance  shareholder  value by using one or more subadvisory firms to manage the assets of each Fund. Therefore,  the Advisor intends to manage each Fund using a
"manager of managers"  approach by selecting one or more  subadvisors  to manage each Fund, based upon the Advisor's evaluation of the subadvisor's expertise and performance in managing the asset class in which the Fund will invest.

Securities  are  selected  for each  Fund's  portfolio  using a  combination  of traditional and fundamental  investment  tools and quantitative  analysis.  Each
Fund  generally   relies  on  the   professional   judgment  of  its  respective
subadvisor(s)  to make decisions about the Fund's portfolio  holdings,  and each subadvisor  employs its own  proprietary  processes  and  disciplines  to select securities and manage a Fund's  investment  portfolio (or allocated portion of a portfolio). A description of the subadvisors currently employed by the Funds and the subadvisors'  individual  securities  selection processes can be found under
"Principal Investment Strategies and Related Risks."

Investment Objectives and Principal Investment Strategies

Each  Fund has its own  distinct  investment  objective  that the Fund  seeks to achieve.  The Funds'  investment  objectives may be changed without  shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes  effect).  There can be no guarantee  that a Fund will achieve its investment objective.

------------------------------ -------------------------------- ------------------------------------ -------------------------------
       Fund Name                     Investment Objective        Principal Investment Strategies        Principal Risk Factors
------------------------------ -------------------------------- ------------------------------------ -------------------------------
MGI US Large Cap Growth        Long-term total return, which    o  Invests principally in            o  Growth Stock Risk
Equity Fund                    includes capital appreciation       equity securities issued by
                               and income                          large capitalization U.S.         o  Management Techniques Risk
                                                                   companies; "large
                                                                   capitalization U.S. companies"    o  Non-Diversification Risk
                                                                   are companies with market
                                                                   capitalizations greater than $5
                                                                   billion at the time of purchase.

                                                                o  Generally invests in
                                                                   companies that have higher
                                                                   earnings and/or revenue growth
                                                                   histories or expectations.
------------------------------ -------------------------------- ------------------------------------ -------------------------------
MGI US Large Cap Value         Long-term total return, which    o  Invests principally in            o  Value Stock Risk
Equity Fund                    includes capital appreciation       equity securities issued by
                               and income                          large capitalization U.S.         o  Management Techniques Risk
                                                                   companies; "large
                                                                   capitalization U.S. companies"    o  Non-Diversification Risk
                                                                   are companies with market
                                                                   capitalizations greater than $5
                                                                   billion at the time of purchase.

                                                                o  Generally invests in stocks
                                                                   that appear to be undervalued
                                                                   based on the stocks' intrinsic
                                                                   value relative to their current
                                                                   market prices.
------------------------------ -------------------------------- ------------------------------------ -------------------------------

                                       2

MGI US Small/Mid Cap Growth    Long-term total return,          o  Invests principally in            o  Growth Stock Risk
Equity Fund                    comprised primarily of              equity securities issued by
                               capital appreciation                small-to-medium capitalization    o  Small and Medium
                                                                   U.S. companies;                      Capitalization Stock Risk
                                                                   "small-to-medium capitalization
                                                                   U.S. companies" are companies     o  Management Techniques Risk
                                                                   with market capitalizations
                                                                   between $25 million and the       o  Non-Diversification Risk
                                                                   largest company represented in
                                                                   the Russell 2500(TM) Index.       o  Portfolio Turnover Risk
                                                                   As of June 30, 2007, the
                                                                   capitalization of the largest
                                                                   company included in the Russell
                                                                   2500 Index was $8.5 billion.

                                                                o  Generally invests in
                                                                   companies that have higher
                                                                   earnings and/or revenue growth
                                                                   histories or expectations.
------------------------------ -------------------------------- ------------------------------------ -------------------------------

                                       3

MGI US Small/Mid Cap Value     Long-term total return,          o  Invests principally in            o  Value Stock Risk
Equity Fund                    comprised primarily of              equity securities issued by
                               capital appreciation                small-to-medium capitalization    o  Small and Medium
                                                                   U.S. companies;                      Capitalization Company Risk
                                                                   "small-to-medium capitalization
                                                                   U.S. companies" are companies     o  Management Techniques Risk
                                                                   with market capitalizations
                                                                   between $25 million and the       o  Non-Diversification Risk
                                                                   largest company represented in
                                                                   the Russell 2500(TM) Index.       o  Portfolio Turnover Risk
                                                                   As of June 30, 2007, the
                                                                   capitalization of the largest
                                                                   company included in the Russell
                                                                   2500 Index was $8.5 billion.

                                                                o  Generally invests in stocks
                                                                   that appear to be undervalued
                                                                   based on the stocks' intrinsic
                                                                   value relative to their current
                                                                   market prices.
------------------------------ -------------------------------- ------------------------------------ -------------------------------
MGI Non-US Core Equity Fund    Long-term total return, which    o  Invests principally in            o  Foreign Investments Risk
                               includes capital appreciation       equity securities issued by
                               and income                          non-U.S. companies of any size,   o  Currency Exchange Rate Risk
                                                                   located in the world's
                                                                   developed and emerging capital    o  Emerging Markets
                                                                   markets.                             Investments Risk

                                                                                                     o  Political and Economic Risk

                                                                                                     o  Small and Medium
                                                                                                        Capitalization Stock Risk

                                                                                                     o  Management Techniques Risk

                                                                                                     o  Non-Diversification Risk
------------------------------ -------------------------------- ------------------------------------ -------------------------------

                                       4

MGI Core Opportunistic         Total return, consisting of      o  Invests principally in            o  Credit Risk
Fixed Income Fund              both current income and             investment grade fixed income
                               capital appreciation                securities, including             o  Interest Rate Risk
                                                                   government securities and
                                                                   corporate bonds.                  o  Foreign Investments Risk

                                                                o  May invest in                     o  Emerging Markets
                                                                   non-investment grade bonds,          Investments Risk
                                                                   non-U.S. dollar denominated
                                                                   bonds, and bonds issued by        o  High Yield Securities Risk
                                                                   issuers located in emerging
                                                                   capital markets.                  o  U.S. Government Securities
                                                                                                        Risk
                                                                o  Managed to maintain a duration
                                                                   within 20% of the duration        o  Management Techniques Risk
                                                                   of the Lehman Brothers
                                                                   U.S. Aggregate Bond(TM) Index     o  Non-Diversification Risk
                                                                   (as of June 30, 2007, the
                                                                   duration of the Index was
                                                                   approximately 4.70 years).
------------------------------ -------------------------------- ------------------------------------ -------------------------------
MGI US Short Maturity Fixed    Safety of principal and a        o  Invests principally in            o  Credit Risk
Income Fund                    moderate level of income            investment grade fixed income
                                                                   securities of U.S. issuers,       o  Interest Rate Risk
                                                                   including government securities
                                                                   and corporate bonds.              o  U.S. Government Securities
                                                                                                        Risk
                                                                o  Maintains an average
                                                                   dollar-weighted portfolio         o  Management Techniques Risk
                                                                   maturity of one to three years.
                                                                                                     o  Non-Diversification Risk
------------------------------ -------------------------------- ------------------------------------ -------------------------------

Principal Risks

The principal risks that could adversely affect the value of a Fund's shares and the total return on your investment (as indicated above) include:

Credit Risk                       Issuers  of  debt  securities  may  be  unable  to  make  the  required payments of interest  and/or  principal at the time that such  payments are due.  In  addition,  changes in an  issuer's  credit  rating or the
                                  market's   perception   of  an  issuer's   creditworthiness   also  can
                                  adversely  affect  the

                                       5

                                  values of the securities. While the MGI Core Opportunistic Fixed Income
                                  Fund and the MGI US Short Maturity  Fixed Income Fund  primarily invest in  securities  of  investment  grade  issuers, those issuers may still default on their obligations.

Currency Exchange Rate Risk       Foreign  securities  may be issued and  traded in  foreign  currencies.
                                  As a result,  the  values of  foreign  securities  may be  affected  by changes in  exchange  rates  between  foreign  currencies  and the U.S.
                                  dollar,  as well as  between  currencies  of  countries  other than the
                                  United  States.   For  example,   if  the  value  of  the  U.S.  dollar
                                  increases  relative to a particular  foreign  currency,  an  investment denominated  in that foreign  currency  will  decrease in value because the investment will be worth fewer U.S. dollars.

Emerging Markets Investments
Risk                              Emerging markets  securities  involve unique risks, such as exposure to economies  that are less  diverse  and mature  than those of the United
                                  States or more  established  foreign  markets.  Also,  emerging markets securities  are  subject  to the  same  risks as  foreign  investments, described  below.  Generally,  these  risks are more severe for issuers
                                  in  countries  with  emerging  capital  markets.   Also,   economic  or
                                  political  instability  may cause  larger  price  changes  in  emerging markets securities than in other foreign investments.

Foreign Investments Risk          Investing  in foreign  securities  typically  involves  more risks than investing in U.S.  securities.  These risks can increase the  potential for  losses in the Funds and  affect  their  respective  share  prices.
                                  Generally,  securities of many foreign issuers may be less liquid,  and their prices may be more  volatile,  than the  securities of comparable
                                  U.S. issuers.  Transaction costs for foreign  securities  generally are higher  than for  comparable  securities  issued in the United  States.
                                  Many foreign  governments  may supervise and regulate  their  financial markets less  stringently  than the United  States  does.  In addition, foreign  issuers  generally  are  not  subject  to the  same  types  of
                                  accounting,   auditing,  or  financial  reporting  standards  as  those
                                  applicable  to U.S.  issuers.  As a result,  with  respect  to  foreign issuers,  there may be less publicly  available  information  regarding their operations and financial  condition,  and the information that is available may be less reliable.

                                       6

Growth Stock Risk                 Companies  with strong  growth  potential  (both  domestic and foreign)
                                  tend to have  higher than  average  price-to-earnings  ratios,  meaning that these  stocks are more  expensive  than  average  relative  to the
                                  companies'  earnings.   The  market  prices  of  equity  securities  of
                                  growth  companies  are often  quite  volatile,  since the prices may be particularly  sensitive to economic,  market,  or company  developments and may present a greater degree of risk of loss.

High Yield Securities Risk        These  fixed  income  securities  generally  have more credit risk than
                                  higher-rated  securities,   are  more  likely  to  encounter  financial
                                  difficulties,  and are  more  vulnerable  to  changes  in the  economy.
                                  Securities  rated  below  investment  grade,   sometimes  called  "junk
                                  bonds," generally have more credit risk than  higher-rated  securities.
                                  Companies  issuing  high  yield,  fixed  income  securities  are not as strong  financially as those companies  issuing  securities with higher
                                  credit   ratings.   These   companies  are  more  likely  to  encounter
                                  financial  difficulties  and are  more  vulnerable  to  changes  in the economy,  such as a recession or a sustained  period of rising interest rates that could affect their  ability to make  interest and  principal
                                  payments.   If  an  issuer  stops  making  interest  and/or   principal
                                  payments,   payments  on  the  securities   may  never  resume.   These
                                  securities   may  be  worthless  and  a  Fund  could  lose  its  entire
                                  investment.   The  prices  of  high  yield,   fixed  income  securities
                                  fluctuate  more  than  higher-quality  securities,  and are  especially sensitive  to  developments  affecting  the  company's  business and to changes  in  the  ratings  assigned  by  rating  agencies.  High  yield securities  generally are less liquid than  higher-quality  securities.
                                  Many of these  securities  do not  trade  frequently,  and when they do
                                  trade,  their  prices  may  be  significantly   higher  or  lower  than
                                  expected.

Interest Rate Risk                Changes  in  interest  rates may  adversely  affect  the  values of the securities  held in each Fund's  portfolio.  In general,  the prices of debt  securities  fall  when  interest  rates  increase,  and rise when interest  rates  decrease.  Typically,  the  longer the  maturity  of a debt  security,  the  more  sensitive  the  debt  security  is to price shifts as a result of interest rate changes.

Management Techniques Risk        The investment  strategies,  techniques,  and risk analyses employed by the subadvisors,  while designed to enhance potential returns,  may not produce  the desired  results.  The  subadvisors  may be  incorrect  in their  assessments  of the value of securities or their  assessments of market or  interest  rate  trends,  which  can  result in losses to the
                                  Funds.

                                       7

Market Risk                       The risk that  movements in financial  markets  will  adversely  affect the  price  of the  Fund's  investments,  regardless  of how  well  the companies  in which the Fund  invests  perform.  The  market as a whole may not  favor the  types of  investments  the Fund  makes.  Also,  the risk  that  the  price  of  one or  more  of the  securities  or  other instruments  in the Fund's  portfolio  will fall, or will fail to rise.
                                  Many factors can adversely affect a security's  performance,  including both  general  financial  market  conditions  and factors  related to a specific company, industry, country, or geographic region.

Non-Diversification Risk          Each Fund is  non-diversified.  As a result,  each Fund is  subject  to the risk that the Fund will be more volatile  than a  diversified  fund because  the  Fund  may  invest  its  assets  in a  smaller  number  of issuers.  Because of this,  the gains and  losses on a single  security may have a greater impact on a Fund's net asset value.

Political and Economic Risk       The political,  legal,  economic, and social structures of some foreign countries  may be less  stable  and  more  volatile  than  those in the
                                  United  States.  Investments  in these  countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk           High  portfolio  turnover  may  result  in higher  costs for  brokerage commissions  and  transaction  costs  (which  could  reduce  investment returns), and capital gains.

Small and Medium Capitalization
Stock Risk                        The securities of companies with small and medium  capitalizations  may involve  greater  investment  risks than  securities of companies  with large  capitalizations.  Small and medium capitalization  companies may have an  unproven  or narrow  technological  base and  limited  product lines,  distribution  channels,  market, and financial  resources,  and the small and medium  capitalization  companies  also may be  dependent on  entrepreneurial  management,  making the companies more susceptible to certain  setbacks and  reversals.  As a result,  the  securities  of small  and  medium  capitalization  companies  may be  subject  to more abrupt or erratic  movements than securities of larger  companies,  may have limited  marketability,  and may be less liquid than securities of companies  with larger  capitalizations.  Foreign  companies with large capitalizations  may be relatively  small by U.S.  standards and may be subject  to risks that are  similar to the risks that may affect  small and  medium

                                       8

                                  capitalization  U.S.  companies.   Securities  of   small  and   medium
                                  capitalization companies  also may  pay no,  or only  small, dividends.

U.S. Government Securities Risk   U.S.  government  agency  obligations  have different  levels of credit support,  and therefore,  different degrees of credit risk.  Securities issued by agencies and  instrumentalities  of the U.S.  government that are supported by the full faith and credit of the United  States,  such as the Federal  Housing  Administration  or Ginnie Mae,  present little
                                  credit    risk.    Other    securities    issued   by   agencies    and
                                  instrumentalities  sponsored by the U.S.  government that are supported only by the issuer's  right to borrow from the U.S.  Treasury,  subject to certain  limitations,  such as  securities  issued by  Federal  Home
                                  Loan Banks,  and  securities  issued by agencies and  instrumentalities sponsored  by the  U.S.  government  that  are  supported  only  by the credit of the  issuing  agencies,  such as Freddie  Mac and Fannie Mae, are subject to a greater degree of credit risk.

Value Stock Risk                  Value  stocks  represent  companies  that  tend to have  lower  average price  to  earnings  ratios  and are  therefore  cheaper  than  average
                                  relative  to  the  companies'   earnings.   These  companies  may  have
                                  relatively  weak balance sheets and, during  economic  downturns,  they may have  insufficient  cash flow to pay  their  debt  obligations  and difficulty  finding  additional  financing needed for their operations.
                                  A particular  value stock may not increase in price,  as anticipated by the  subadvisor,  if other  investors  fail to  recognize  the  stock's value or the catalyst  that the  subadvisor  believes will increase the price  of the  stock  does not  affect  the  price of the  stock in the manner  or  to  the  degree  that  the  subadvisor  anticipates.  Also,
                                  cyclical   stocks  tend  to  increase  in  value  more  quickly  during economic  upturns  than  non-cyclical  stocks,  but  also  tend to lose value more quickly in economic downturns.

Finally,  you may lose money by investing in a Fund.  The  likelihood of loss is greater if you invest for a shorter  period of time.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal  Deposit
Insurance  Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

                                       9

Performance of the Funds

Risk/Return Bar Charts and Tables

The  following bar charts and tables  reflect  performance  information  for the
Class Y-3 shares of each Fund, other than the MGI Non-US Core Equity Fund, as of
December 31, 2006. There is no investment  performance  shown for the MGI Non-US
Core Equity  Fund  because the Fund had not  completed a full  calendar  year of investment operations as of the date of this prospectus.

Class Y-1 shares and Class Y-2 shares of the Funds had not commenced  operations as of the  date of  this  prospectus,  and  performance  information  is not yet available for those shares.  Performance information for the Class Y-3 shares of each Fund,  other  than the MGI Non-US  Core  Equity  Fund,  is shown to provide investors with performance  information about the Fund. The returns of the Class
Y-1 shares and Class Y-2 shares would have been substantially similar;  however, the Class Y-1 shares are subject to a 12b-1 fee,  while the Class Y-3 shares are not;  and the Class Y-1 shares and Class Y-2 shares are  subject to an  internal administrative fee, while the Class Y-3 shares are not. Had the Class Y-1 shares and Class Y-2 shares of the Funds been operational  during the period shown, the dividend  distributions  (if any) and  investment  performance  of the Class Y-1 shares and Class Y-2 shares would have been lower.

The  performance  information  shown  gives some  indication  of the risks of an investment in a Fund by comparing the Fund's performance with a broad measure of market  performance.  Each Fund's bar chart illustrates the Fund's calendar year returns.  Each Fund's table  compares the Fund's  average  annual returns with a broad measure of market  performance  and, in some cases, a secondary index. The information shown assumes reinvestment of dividends and distributions.  A Fund's past  performance,  before and after taxes,  is not necessarily an indication of how the Fund will perform in the future.

                                       10

MGI US Large Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
     2006          1.27%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 5.37%.
The Fund's highest return for a quarter during the period shown above was 3.55%, for the quarter ended December 31, 2006.
The Fund's lowest return for a quarter during the period shown above was -6.14%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                              1 Year          Since Inception(1)
MGI US Large Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                          1.27%                 4.65%
  Return After Taxes on Distributions(2)(3)                                    0.83%                 4.21%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)            0.97%                 3.77%
Russell 1000 Growth(TM) Index(5)                                               9.07%                 8.64%
Russell 1000(TM) Index(6)                                                     15.46%                12.99%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return

                                       11

     results when a capital loss occurs upon  redemption and provides an assumed tax deduction that benefits the investor.

(5)  The Russell 1000 Growth(TM) Index measures the performance of those Russell
     1,000  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees,  expenses,  or taxes. As of July 31,  2007,  the Fund  changed its  performance  benchmark  from the
     Russell  1000(TM) Index to the Russell 1000  Growth(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  1000(TM) Index  measures the  performance of the 1,000 largest companies in the Russell 3000 Index,  and represents  approximately  92% of the total market  capitalization  of the Russell  3000 Index.  The index is unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       12

MGI US Large Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           17.77%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 5.87%.

The Fund's highest return for a quarter during the period shown above was 8.00%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter during the period shown above was -1.76%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                               1 Year          Since Inception(1)
MGI US Large Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                          17.77%                15.48%
  Return After Taxes on Distributions(2)(3)                                    17.15%                14.92%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)            12.11%                13.08%
Russell 1000 Value(TM) Index(5)                                                22.24%                17.54%
Russell 1000(TM) Index(6)                                                      15.46%                12.99%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       13

(5)  The Russell 1000 Value(TM)  Index measures the performance of those Russell
     1,000 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees,  expenses,  or taxes.  As of
     July 31, 2007, the Fund changed its performance  benchmark from the Russell
     1000(TM) Index to the Russell 1000 Value(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  1000(TM) Index  measures the  performance of the 1,000 largest companies in the Russell 3000 Index,  and represents  approximately  92% of the total market  capitalization  of the Russell  3000 Index.  The index is unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       14

MGI US Small/Mid Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           12.46%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 11.83%.
The Fund's  highest  return for a quarter  during  the  period  shown  above was
11.85%, for the quarter ended March 31, 2006.
The Fund's lowest return for a quarter during the period shown above was -7.59%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                          1 Year          Since Inception(1)
MGI US Small/Mid Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                     12.46%                15.48%
  Return After Taxes on Distributions(2)(3)                               10.72%                13.93%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)        8.47%                12.46%
Russell 2500 Growth(TM) Index(5)                                          12.26%                12.08%
Russell 2500(TM) Index(6)                                                 16.16%                13.80%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       15

(5)  The Russell 2500 Growth(TM) Index measures the performance of those Russell
     2,500  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees,  expenses,  or taxes. As of July 31,  2007,  the Fund  changed its  performance  benchmark  from the
     Russell  2500(TM) Index to the Russell 2500  Growth(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  2500(TM)  Index is an index that  includes the 2,500  smallest companies in the Russell 3000 Index.  The index is unmanaged  and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       16

MGI US Small/Mid Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           14.42%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 8.39%.
The Fund's highest return for a quarter during the period shown above was 9.42%, for the quarter ended March 31, 2006.
The Fund's lowest return for a quarter during the period shown above was -3.63%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                          1 Year          Since Inception(1)
MGI US Small/Mid Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                                     14.42%                11.24%
  Return After Taxes on Distributions(2)(3)                               13.09%                10.23%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)        9.99%                 9.21%
Russell 2500 Value(TM) Index(5)                                           20.18%                15.56%
Russell 2500(TM) Index(6)                                                 16.16%                13.80%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       17

(5)  The Russell 2500 Value(TM)  Index measures the performance of those Russell
     2,500 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees,  expenses,  or taxes.  As of
     July 31, 2007, the Fund changed its performance  benchmark from the Russell
     2500(TM) Index to the Russell 2500 Value(TM)  Index,  which more accurately reflects the investment universe of the Fund.

(6)  The Russell  2500(TM)  Index is an index that  includes the 2,500  smallest companies in the Russell 3000 Index.  The index is unmanaged  and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       18

MGI Core Opportunistic Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           4.21%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 0.40%.
The Fund's highest return for a quarter during the period shown above was 3.75%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter during the period shown above was -0.60%, for the quarter ended March 31, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                          1 Year          Since Inception(1)
MGI Core Opportunistic Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                                      4.21%                 3.47%
  Return After Taxes on Distributions(2)(3)                                3.16%                 2.43%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)        2.74%                 2.35%
Lehman Brothers Aggregate Bond(TM) Index(5)                                4.33%                 3.56%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       19

(5)  The Lehman Brothers  Aggregate Bond(TM) Index is an index that measures the performance  of securities  from the Lehman  Brothers  Government/Corporate
     Bond Index,  Mortgage-Backed  Securities Index, and Asset-Backed Securities
     Index. The Lehman Brothers  Aggregate Bond Index is a broad  representation of the  investment-grade  fixed-income  market  in the  United  States  and includes U.S.  government  and  corporate  debt  securities,  mortgage- and asset-backed securities,  and international U.S.  dollar-denominated bonds.
     All securities contained in the Lehman Brothers Aggregate Bond Index have a minimum term to maturity of one year.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       20

MGI US Short Maturity Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

Calendar Year  Total Return
-------------  -------------
    2006           4.56%
-------------  -------------

The Fund's calendar year-to-date return as of June 30, 2007 was 2.22%.

The Fund's highest return for a quarter during the period shown above was 2.09%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter  during the period shown above was 0.50%, for the quarter ended March 31, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2006
                                                                           1 Year          Since Inception(1)
MGI US Short Maturity Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                                       4.56%                 3.96%
  Return After Taxes on Distributions(2)(3)                                 2.89%                 2.34%
  Return After Taxes on Distributions and Sale of Fund Shares(2)(4)         2.97%                 2.44%
Lehman Brothers Government/Corporate 1-3 Year Bond Index(5)                 4.25%                 3.76%

(1)  The inception date of the Fund is August 22, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of

                                       21

     Fund  Shares"  may be higher  than the other  return  figures  for the same period.  A higher after tax return  results when a capital loss occurs upon redemption  and  provides  an  assumed  tax  deduction  that  benefits  the investor.

(5)  The Lehman  Brothers  Government/Corporate  1-3 Year Bond Index is an index which measures the performance of U.S.  corporate and government bonds with maturities  of between 1 and 3 years.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       22

Fees and Expenses

These tables  summarize  the fees and expenses that you may pay if you invest in the Class Y Shares of the Funds.

Shareholder Fees (fees paid directly from your investment)(1)

                                                                                Class Y-1      Class Y-2      Class Y-3

Redemption Fee on shares owned less than 30 days (as a % of total redemption
proceeds)(2)...........................................                           2.00%          2.00%         2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                            Total
                                                  Distribution              Annual
                                                  and/or                    Fund       Management Fee
                                     Management   Service       Other       Operating  Waiver/Expense   Net
                                     Fees(3)      (12b-1) Fees  Expenses(4) Expenses   Reimbursements   Expenses(5)

MGI US Large Cap Growth Equity Fund
   Class Y-1                          0.55%         0.25%        0.40%       1.20%          0.18%        1.02%
   Class Y-2                          0.55%          None        0.35%       0.90%          0.18%        0.72%
   Class Y-3                          0.55%          None        0.20%       0.75%          0.18%        0.57%
MGI US Large Cap Value Equity Fund
   Class Y-1                          0.53%         0.25%        0.39%       1.17%          0.17%        1.00%
   Class Y-2                          0.53%          None        0.34%       0.87%          0.17%        0.70%
   Class Y-3                          0.53%          None        0.19%       0.72%          0.17%        0.55%
MGI US Small/Mid Cap Growth Equity
Fund
   Class Y-1                          0.90%         0.25%        0.46%       1.61%          0.24%        1.37%
   Class Y-2                          0.90%          None        0.41%       1.31%          0.24%        1.07%
   Class Y-3                          0.90%          None        0.26%       1.16%          0.24%        0.92%
MGI US Small/Mid Cap Value Equity
Fund
   Class Y-1                          0.90%         0.25%        0.47%       1.62%          0.25%        1.37%
   Class Y-2                          0.90%          None        0.42%       1.32%          0.25%        1.07%
   Class Y-3                          0.90%          None        0.27%       1.17%          0.25%        0.92%
MGI Non-US Core Equity Fund
   Class Y-1                          0.75%         0.25%        0.51%       1.51%          0.24%        1.27%
   Class Y-2                          0.75%          None        0.46%       1.21%          0.24%        0.97%
   Class Y-3                          0.75%          None        0.31%       1.06%          0.24%        0.82%
MGI Core Opportunistic Fixed
Income Fund
   Class Y-1                          0.35%         0.25%        0.40%       1.00%          0.18%        0.82%
   Class Y-2                          0.35%          None        0.35%       0.70%          0.18%        0.52%
   Class Y-3                          0.35%          None        0.20%       0.55%          0.18%        0.37%

                                       23

MGI US Short Maturity Fixed Income
   Fund
   Class Y-1                          0.25%          0.25%       0.95%       1.45%          0.68%        0.77%
   Class Y-2                          0.25%           None       0.90%       1.15%          0.68%        0.47%
   Class Y-3                          0.25%           None       0.75%       1.00%          0.68%        0.32%

(1)  Securities   dealers,   financial   intermediaries,   or  other   financial
     institutions,  including an  affiliate of the Advisor,  may charge a fee to process a redemption of shares.

(2)  A 2.00%  redemption  fee  payable to the  applicable  Fund may apply to any shares that are redeemed  within 30 days of purchase.  Please see "Frequent
     Trading of Fund Shares" for further information.

(3)  For each Fund,  other than the MGI US Small/Mid  Cap Growth Equity Fund and
     MGI US Small/Mid Cap Value Equity Fund,  the Fund's  Investment  Management
     Agreement includes a breakpoint where the Fund's investment  management fee is reduced by 2 basis  points to the extent the Fund's  assets  exceed $750 million.

(4)  In the case of  Class  Y-1 and  Class  Y-2  shares,  includes  an  internal administrative  fee of 0.10%  and 0.05%  paid by the Funds to the  Advisor, respectively.  The "Other  Expenses" item also includes  custodial,  legal, audit, transfer agent, and sub-transfer agent payments,  and trustees' fees and expenses.

(5)  The Trust,  with respect to each Fund,  and the Advisor have entered into a written  contractual  fee waiver and expense  reimbursement  agreement (the
     "expense reimbursement agreement") pursuant to which the Advisor has agreed to waive a portion of its fees and/or to  reimburse  expenses to the extent that each Fund's  expenses  (not  including  brokerage  fees and  expenses, interest,  and  extraordinary  expenses)  otherwise  would  exceed the "Net
     Expenses"  rates shown in the table above for the Class Y-1, Class Y-2, and
     Class Y-3  shares,  as  applicable,  of the Fund.  Pursuant  to the expense reimbursement  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a
     period  of  three   years   following   such  fee   waivers   and   expense
     reimbursements,  to the extent that such  reimbursement of the Advisor by a
     Fund will not cause the Fund to exceed any  applicable  expense  limitation that is in place for the Fund.  The expense  reimbursement  agreement  will remain in effect  through March 31, 2008,  and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Examples

The  examples  below are  intended to help you compare the costs of investing in the Class Y Shares  of the  Funds  with the cost of  investing  in other  mutual funds.  The examples assume that you invest $10,000 in the Class Y-1, Class Y-2, or  Class  Y-3  shares  of the  Funds  for the time  periods  shown,  that  your investment  has a 5% return  each year,  that all  dividends  and  capital  gain distributions  are reinvested and that the Funds' operating  expenses remain the same as shown above.

Although your actual costs may be higher or lower,  based on these  assumptions, your cumulative estimated expenses would be:

                                       24

                                                                  1 year           3 years          5 years          10 years
MGI US Large Cap Growth Equity Fund
   Class Y-1.................................................. $     104         $     363        $     642         $   1,439
   Class Y-2.................................................. $      74         $     269        $     481         $   1,091
   Class Y-3.................................................. $      58         $     222        $     399         $     913
MGI US Large Cap Value Equity Fund
   Class Y-1.................................................. $     102         $     355        $     627         $   1,405
   Class Y-2.................................................. $      72         $     261        $     466         $   1,057
   Class Y-3.................................................. $      56         $     213        $     384         $     879
MGI US Small/Mid Cap Growth Equity Fund
   Class Y-1.................................................. $     139         $     485        $     853         $   1,891
   Class Y-2.................................................. $     109         $     392        $     695         $   1,558
   Class Y-3.................................................. $      94         $     345        $     615         $   1,388
MGI US Small/Mid Cap Value Equity Fund
   Class Y-1.................................................. $     139         $     487        $     858         $   1,901
   Class Y-2.................................................. $     109         $     394        $     700         $   1,568
   Class Y-3.................................................. $      94         $     347        $     611         $   1,398
MGI Non-US Core Equity Fund
   Class Y-1.................................................. $     129         $     454        $     801         $   1,781
   Class Y-2.................................................. $      99         $     360        $     642         $   1,445
   Class Y-3.................................................. $      84         $     313        $     561         $   1,272
MGI Core Opportunistic Fixed Income Fund
   Class Y-1.................................................. $      84         $     300        $     535         $   1,208
   Class Y-2.................................................. $      53         $     206        $     372         $     854
   Class Y-3.................................................. $      38         $     158        $     289         $     672
MGI US Short Maturity Fixed Income Fund
   Class Y-1.................................................. $      79         $     392        $     727         $   1,677
   Class Y-2.................................................. $      48         $     298        $     567         $   1,337
   Class Y-3.................................................. $      33         $     251        $     486         $   1,163

If you are  investing  in Class Y-1 or Class  Y-2  shares  through  a  financial advisor or a retirement plan account,  you may be subject to additional fees and expenses,  such  as  plan  administration  fees.  Please  refer  to the  program materials of that financial  advisor or retirement  plan account for any special provisions,  additional service features, or fees and expenses that may apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts

Investment Objective      Long-term total return, which includes capital
                          appreciation and income
Investment Category       Domestic Equity Fund
Investment Focus          Common stocks of large U.S. and multinational companies
Benchmark                 Russell 1000 Growth(TM) Index

                                       25

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor  believes possess  superior  potential for long-term capital appreciation.  Under normal circumstances, the Fund will invest at least
80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of large  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "large  capitalization  U.S. companies" to be U.S.  companies  with market  capitalizations  greater than $5 billion at the time of purchase.  (If the Fund changes this  investment  policy,  the Fund will notify shareholders at least 60 days in advance of the change.)  Generally,  the companies in which the Fund invests have higher  earnings  and/or revenue growth histories or expectations  relative to the Russell 1000 Index. (The Russell 1000
Index includes the 1,000 largest  companies in the Russell  3000(R) Index, as of the end of May of each year,  or as  determined  by Russell.)  While the primary investment strategy of the Fund is to generate capital appreciation,  income may be generated from dividends paid by the common stocks in the Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if movement in the market price  causes a  particular  stock's  market  capitalization  to fall below this level, the Fund is not required to dispose of the stock.

The  Fund's  benchmark,   the  Russell  1000  Growth(TM)  Index,   measures  the
performance of those Russell 1,000  companies with higher price -to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Enhanced Investment Technologies, LLC ("INTECH"), located at 2401 PGA Boulevard,
Suite 100,  Palm Beach  Gardens,  Florida  33410,  serves as a subadvisor to the
Fund.  INTECH  has  managed  institutional  portfolios  since  1987,  and  is  a subsidiary of Janus Capital  Management.  A team of four  portfolio  managers is primarily  responsible  for the  day-to-day  management  of  INTECH's  allocated portion of the Fund's portfolio.  The team consists of Robert Fernholz, David E.
Hurley, Cary Maguire,  and Joseph W. Runnels.  Mr. Hurley, Dr. Maguire,  and Mr.
Runnels jointly handle the day-to-day  management function,  under the oversight of Dr. Fernholz.  Dr. Fernholz,  Director,  Executive Vice President,  and Chief
Investment  Officer  of

                                       26

INTECH, joined INTECH in 1987 and has served in his current role since 1991. Mr.
Hurley is Executive Vice President and Chief Operating  Officer of INTECH (since
2002) and has been with the firm since 1988.  Dr.  Maguire is Senior  Investment
Officer of INTECH (since 2002) and joined the firm in 1991.  Mr.  Runnels,  Vice
President, Portfolio Management of INTECH (since 2003), joined the firm in 1998.
Mr. Runnels previously served as Director of Trading and Operations from 1999 to
2003.  Each  portfolio  manager has managed  INTECH's  allocated  portion of the
Fund's assets since the Fund's  inception.  The Trust's  Statement of Additional
Information (the "SAI") furnishes  additional  information  about each portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to INTECH.

Securities Selection

INTECH  manages  its  allocated   portion  of  the  Fund's   portfolio  using  a
mathematical  portfolio  management  process.   INTECH  developed  the  formulas
underlying this mathematical  investment  process.  The mathematical  investment process is designed to take advantage of market  volatility  (variation in stock prices),  rather than using a fundamental research or market/economic  trends to predict the future returns of stocks.  The process seeks to generate a return in excess of the portfolio's  benchmark over the long term,  while  controlling the risk relative to the benchmark. INTECH monitors the total risk and volatility of a portfolio's holdings with respect to its benchmark index.

The mathematical  investment  process  involves  selecting stocks primarily from stocks within its allocated  portion's  benchmark index,  the S&P  500/Citigroup
Growth  Index.  Using its  mathematical  principles,  INTECH  will  periodically determine  a target  weighting  of these  stocks  and  rebalance  to the  target weighting.  The  rebalancing  techniques  used by INTECH  may result in a higher portfolio  turnover compared to a "buy and hold" fund strategy.  INTECH seeks to outperform the  portfolio's  benchmark index through its  mathematical  process.
INTECH  seeks to  identify  stocks for the  portfolio  in a manner that does not increase the overall  portfolio  volatility  above that of the benchmark  index.
INTECH  employs  risk  controls  designed  to minimize  the risk of  significant underperformance  relative to the  benchmark  index.  However,  the  proprietary mathematical process used by INTECH may not achieve the desired results.

Sands  Capital  Management,  LLC  ("Sands  Capital"),  located  at  1100  Wilson
Boulevard,  Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands
Capital  was  founded in 1992.  Frank M. Sands,  Sr.,  CFA, is the firm's  Chief
Executive Officer and Chief Investment  Officer.  Sands Capital is independently owned.  A team of four  portfolio  managers is  responsible  for the  day-to-day management of Sands Capital's  allocated  portion of the Fund's  portfolio.  The team consists of Frank M. Sands,  Sr., David E. Levanson,  Frank M. Sands,  Jr.,
and A. Michael Sramek.  Mr. Sands,  Sr., CEO and Chief Investment  Officer,  has
been  with  the  firm  since  its  inception  in 1992  and has  over 38 years of investment experience. Mr. Sands, Sr. is the lead member of the team and as such is ultimately  responsible for overall  portfolio  management of Sands Capital's allocated  portion of the  Fund's  portfolio.  Mr.  Levanson,  Senior  Portfolio
Manager and Director of U.S. Mutual Funds,  rejoined the firm in 2002.  Prior to

                                       27

rejoining  the firm,  Mr.  Levanson  was a research  analyst for MFS  Investment
Management.  Mr. Levanson is responsible for the day-to-day  management of Sands
Capital's  allocated portion of the Fund's portfolio and the investment of daily cash  flows.  Mr.  Sands,  Jr.,  President,  Director  of  Research,  and Senior
Portfolio  Manager,  has been with Sands  Capital  since 2000.  Mr.  Sands,  Jr.
assists Mr. Levanson on the day-to-day  management of Sands Capital's  allocated portion of the Fund's  portfolio.  Mr.  Sramek,  Research  Analyst and Portfolio
Manager,  joined Sands  Capital in 2001.  Prior to joining  Sands  Capital,  Mr.
Sramek was a research analyst with Mastrapasqua & Associates. Mr. Sramek assists
Mr. Levanson on the day-to-day  management of Sands Capital's  allocated portion of the Fund's  portfolio and the investment of daily cash flows.  Each portfolio manager has managed Sands Capital's allocated portion of the Fund's assets since the  Fund's  inception.  The SAI  provides  additional  information  about  each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Sands Capital.

Securities Selection

Sands Capital  manages its  allocated  portion of the Fund's  portfolio  using a bottom-up,  fundamental  approach to select  securities.  Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

Sands Capital  seeks  companies  with  sustainable  above average  potential for growth in revenue and  earnings,  and with capital  appreciation  potential.  In addition,  Sands Capital looks for companies that have a leadership  position or proprietary  niche in a  promising  business  space,  that  demonstrate  a clear mission and  value-added  focus,  that exhibit  financial  strength and that are reasonably  valued in  relation  to the market  and  business  prospects.  Sands
Capital generally  considers selling a security when prospects for future growth do not look  promising.  The  portion of the Fund's  portfolio  managed by Sands
Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

Winslow  Capital  Management,  Inc.  ("Winslow"),  located at 4720 IDS Tower, 80
South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the
Fund.  Messrs.  Clark J. Winslow,  Justin H. Kelly, and R. Bart Wear are jointly and primarily  responsible for the day-to-day  management of Winslow's allocated portion of the Fund's  portfolio.  Mr. Winslow has served as the Chief Executive
Officer and a portfolio  manager of Winslow since 1992. Mr. Winslow has 41 years of investment  experience and has managed investment  portfolios since 1975. Mr.
Kelly is a Managing  Director  and a  portfolio  manager of Winslow and has been with the firm since 1999. He also is a Chartered Financial Analyst ("CFA").  Mr.
Wear is a Managing Director and a portfolio manager of Winslow and has been with the firm since 1997. He also is a CFA. The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

                                       28

Securities Selection

In managing its  allocated  portion of the Fund's  portfolio,  Winslow  seeks to invest in  companies  with  above-average  earnings  growth to provide  the best opportunity  for  achieving  superior  portfolio  returns  over  the  long-term.
Valuation relative to Winslow's estimated earnings growth rate is also important in selecting a stock. In managing its allocated portion of the Fund's portfolio,
Winslow  invests in  companies it believes can deliver  future  annual  earnings growth of at least  12%,  with a rising  return  on  invested  capital.  Winslow invests in companies  that  exhibit  three types of earnings  growth:  long-term sustainable  earnings growth,  cyclical growth in the right part of the business cycle, and newer industries with rapid growth.

The  high-quality  growth  companies  that Winslow  selects  exhibit many of the following characteristics:

     o    addresses markets with growth opportunities
     o    leading or increasing market share
     o    identifiable and sustainable competitive advantages
     o    management  teams  that  can  perpetuate  the  companies'  competitive advantages
     o    high, and preferably rising, return on invested capital

In  order  to  identify  investment  candidates,   Winslow  begins  by  using  a
quantitative screen of the approximately 700 companies in the Russell 1000 Index with market  capitalizations  exceeding $4 billion,  complemented with a limited number of  companies  that  either are not in the Index  and/or are below the $4 billion market  capitalization  threshold.  Winslow  screens for factors such as revenue and earnings growth,  return on invested capital,  earnings consistency, earnings  revisions,  low  financial  leverage,  and high free  cash flow  rates relative to net income.  This process further reduces the list to  approximately
300  companies.  Winslow then  conducts a detailed  assessment  of each company, seeking to identify companies with the above characteristics and further reduces the list to approximately 100 companies that Winslow actively analyzes.

Winslow's  allocated portion of the Fund's portfolio  typically will be invested in 50 to 60 different  stocks,  selected by team  decision-making.  In selecting those  stocks,  Winslow is attentive to four factors in portfolio  construction:
sector weightings,  variations in earnings growth rates, market capitalizations, and price/earnings  ratios. Winslow also employs a sell discipline where Winslow will sell some or all of its position in a stock when,  in Winslow's  view,  the stock becomes fully valued,  or the position  exceeds 5% of Winslow's  allocated portion  of the  Fund's  portfolio.  Winslow  also  will sell some or all of its position  in a  particular  stock when  Winslow  believes  that the  fundamental business  prospects of the stock are diverging  negatively  from Winslow's basis for investment.

MGI US Large Cap Value Equity Fund

Fund Facts

Investment Objective      Long-term total return, which includes capital
                          appreciation and income

                                       29

Investment Category       Domestic Equity Fund
Investment Focus          Common stocks of large U.S. and multinational
                          companies
Benchmark                 Russell 1000 Value(TM) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor believes possess the potential for long-term capital appreciation  and, in the judgment of the  subadvisor,  appear to be undervalued based on the stocks'  intrinsic  values relative to their current market prices.
Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment  purposes,  if any) in the equity  securities of large capitalization U.S. companies. For purposes of this investment policy, the
Fund considers "large  capitalization  U.S. companies" to be U.S. companies with market capitalizations  greater than $5 billion at the time of purchase. (If the
Fund changes this investment policy, the Fund will notify  shareholders at least
60 days in advance of the change.) While the primary investment  strategy of the
Fund is to generate capital appreciation, income may be generated from dividends paid by the common stocks in the Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if movement in the market price  causes a  particular  stock's  market  capitalization  to fall below this level, the Fund is not required to dispose of the stock.

The Fund's benchmark, the Russell 1000 Value(TM) Index, measures the performance of those  Russell 1,000  companies  with lower  price-to-book  rations and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Lord,  Abbett & Co. LLC ("Lord  Abbett"),  located at 90 Hudson  Street,  Jersey
City,  New Jersey 07302,  serves as a subadvisor  to the Fund.  Founded in 1929,
Lord Abbett is an independent money management firm. Ownership of Lord Abbett is distributed across senior professionals that fully participate in the management and operation of the firm's investment activities.

                                       30

Eli Salzmann and Sholom  Dinsky are jointly and  primarily  responsible  for the
day-to-day   management  of  Lord  Abbett's  allocated  portion  of  the  Fund's portfolio. Mr. Salzmann joined Lord Abbett in 1997 and is a Partner and Director of Lord  Abbett's  large cap value  investment  group.  He also has  served as a research  analyst and a portfolio  manager  since  1997.  Mr.  Dinsky has been a
Partner and Portfolio  Manager of Lord Abbett since 2002. From 2000 to 2002, Mr.
Dinsky was a Senior  Equity  Analyst  and  Associate  Portfolio  Manager at Lord
Abbett.  Each portfolio  manager has managed Lord Abbett's  allocated portion of the  Fund's  assets  since the Fund's  inception.  The SAI  provides  additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Lord Abbett.

Securities Selection

Lord Abbett manages its allocated  portion of the Fund's portfolio using a value investing philosophy. In order to seek the highest returns with the least degree of risk, Lord Abbett generally seeks to build a portfolio of stocks in companies that, in Lord Abbett's opinion, have: (i) attractive  valuations;  (ii) positive fundamentals;  (iii) appropriate economic risk exposure;  and (iv) suitable risk parameters.

Lord Abbett  identifies a universe of stocks with  attractive  valuations  using several models,  including a dividend  discount model that focuses on normalized earnings.  Lord Abbett employs fundamental research to further narrow investment opportunities  among the stocks in the universe.  Lord Abbett's research process typically  includes  visits to companies,  as well as the companies'  respective suppliers and  competitors,  in an effort to identify  catalysts  that may drive these companies'  stock prices higher.  Lord Abbett's  allocated  portion of the
Fund's  portfolio  typically  consists of 70 to 90 stocks,  depending  on market conditions.

Numeric  Investors LLC  ("Numeric"),  located at One Memorial Drive,  9th Floor,
Cambridge,  Massachusetts  02142, serves as a subadvisor to the Fund. Numeric is wholly-owned  by Numeric Midco LLC, which is  wholly-owned  by Numeric  Holdings
LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain  senior  employees  and a private  equity  partner,  TA  Associates.  TA
Associates  has warrants,  which,  if exercised,  would result in TA Associates'
ownership of approximately 50% of the holding company that owns Numeric.

Messrs.  Arup Datta, CFA and Joseph J. Schirripa,  CFA are jointly and primarily responsible for the day-to-day  management of Numeric's allocated portion of the
Fund's  portfolio.  Mr. Datta,  Portfolio  Manager,  joined Numeric in 1993 as a quantitative  analyst,  and is  responsible  for  the  portfolio  management  of
Numeric's mid and large cap core, growth,  value, and amplified core strategies.
Mr.  Schirripa,  Co-Portfolio  Manager,  joined  Numeric in 2003,  and  provides portfolio management and quantitative  research  capabilities for Numeric's U.S.
core equity strategies.  Prior to joining Numeric, Mr. Schirripa was a portfolio manager and analyst at Standish Mellon. The SAI provides additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

                                       31

Securities Selection

Numeric  manages  its  allocated   portion  of  the  Fund's  portfolio  using  a
quantitative  process that consists  primarily of three stock selection  models.
The "Fair  Value"  model seeks to take  advantage  of price  anomalies  that may result  from  investor  overreaction  to  information  in the  marketplace.  The
"Estrend(R)"  model focuses on earnings trends and seeks to identify  securities that are  positioned  to benefit  from those  trends.  The "Quality of Earnings"
model is based on  Numeric's  analysis  of a  company's  balance  sheet,  income statement, and statement of cash flows. The objective of the Quality of Earnings model is to identify companies that may be employing  accounting  practices that
Numeric considers to be either  aggressive or conservative.  Using a combination of stock selection models,  including those described above, Numeric generates a relative  numerical  score for each  company that  Numeric  analyzes,  and these scores drive Numeric's decisions to buy, sell, or hold a particular security.

Pzena  Investment  Management  ("Pzena"),  located at 120 West 45th Street,  New
York,  New York  10036,  serves as a  subadvisor  to the Fund.  Richard S. Pzena founded Pzena in 1995,  and the firm began  managing  assets in 1996. As of June
30,  2007,  the  majority  of  Pzena  was  owned  by the  firm's  four  managing principals:  Richard S. Pzena (Managing Principal,  Chief Executive Officer, and
Co-Chief  Investment  Officer),  John P. Goetz (Managing  Principal and Co-Chief
Investment  Officer),  Bill Lipsey  (Managing  Principal,  Marketing  and Client
Services),  and A. Rama Krishna  (Managing  Principal,  Portfolio  Manager).  In
addition,  nineteen additional  employees owned interests in the firm as of that date. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of June 30, 2007, Pzena had  approximately  $30.64 billion in assets under management.

The investment  team  primarily  responsible  for the  day-to-day  management of
Pzena's allocated portion of the Fund's portfolio is as follows:

     Richard S. Pzena.  Managing  Principal,  Chief Executive Officer,  Co-Chief
     Investment  Officer,  and  Founder  of  Pzena.  Mr.  Pzena  has  worked  in investment management since 1986, and he has been with Pzena since 1995.

     John P. Goetz.  Managing  Principal and Co-Chief  Investment  Officer.  Mr.
     Goetz has worked in investment  management since 1996, and he has been with
     Pzena since 1996.

     Antonio DeSpirito, III. Mr. DeSpirito is a Principal and Portfolio Manager.
     Mr. DeSpirito has worked in investment  management since 1996, and has been with Pzena since 1996.

Each member of the team has equal weight in  determining  how research  findings are translated into an earnings model.  Further, all decisions require unanimous consent  of each of the three  portfolio  managers.  Should  one of the  members become  unavailable  for either  planned or  unplanned  reasons,  the  remaining members would continue the process.  Each portfolio  manager has managed Pzena's allocated  portion of the Fund's assets since the Fund's  inception,  except Mr.
DeSpirito,  who has managed Pzena's allocated portion of the Fund's assets since
January  2006.  The SAI provides  additional  information  about each  portfolio manager's  compensation,

                                       32

other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Pzena.

Securities Selection

Pzena  manages its  allocated  portion of the Fund's  portfolio  using a classic value  investment  philosophy.  Pzena defines value stocks as those stocks whose prices are low relative to their  longer-term  normal  earnings  power.  Pzena's securities  selection  process  involves  an initial  ranking of the 500 largest
U.S.-listed  companies,  from the least expensive to the most  expensive,  based upon a ratio of each company's  price-to-normalized  earnings. Research priority is given to the  least  expensive  stocks,  those  exhibiting  a group or sector theme, and those offering portfolio diversification benefits.  Companies undergo rigorous  qualitative  research  by Pzena's  analysts to  determine  whether the causes of the  under-valuation  are likely to be temporary or  permanent.  Third party  analysis and data sources are used for about 10% to 20% of this research.
Onsite due diligence is also an important step in Pzena's  securities  selection determination.  This  step  occurs  at the end of the  research  process,  which enables  Pzena  to  engage  in a  dialogue  with  company  management  from  the perspective of well-informed  critical thinkers. As a result of Pzena's security selection process,  the portion of the Fund's portfolio  allocated to Pzena will typically be highly concentrated with a strong value emphasis.

MGI US Small/Mid Cap Growth Equity Fund

Fund Facts

Investment Objective     Long-term total return, which includes capital
                         appreciation and income
Investment Category      Domestic Equity Fund
Investment Focus         Common stocks of small and medium-sized U.S. companies
Benchmark                Russell 2500 Growth(TM) Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in small and  medium-sized  U.S.  companies  that a
subadvisor   believes   possess   superior   potential  for  long-term   capital
appreciation.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of small-to-medium  capitalization  U.S.  companies.  For purposes of this investment policy, the Fund considers "small-to-medium  capitalization U.S.

                                       33

companies" to be U.S. companies with market capitalizations  between $25 million and the largest company represented in the Russell 2500 Index, which, as of June
30, 2007, was $8.5 billion.  (If the Fund changes this  investment  policy,  the
Fund  will  notify  shareholders  at least 60 days in  advance  of the  change.)
Generally,  the companies in which the Fund invests have higher  earnings and/or revenue growth histories or expectations relative to the Russell 2500 Index.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if movement in the market price causes a stock to change from one  capitalization  range to another,  the Fund is not  required to dispose of the stock.

The  Fund's  benchmark,   the  Russell  2500  Growth(TM)  Index,   measures  the
performance of those Russell 2,500  companies with higher  price-to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Westfield  Capital  Management  Company,  LLC  ("Westfield"),   located  at  One
Financial  Center,  24th  Floor,  Boston,   Massachusetts  02111,  serves  as  a
subadvisor to the Fund.  Westfield is a registered  investment  adviser that was founded in 1989. Westfield has been a wholly-owned  subsidiary of Boston Private
Financial Holdings, Inc. since 1997.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment  Committee,  which consists of Westfield's securities  analysts and the primary  portfolio  management  team members listed below.  Each member of the  Westfield  Investment  Committee  has input into the investment  process  and  overall  product  portfolio  construction.  Investment decisions are made within the parameters established by a portfolio's investment objective(s),  policies, and restrictions. The following Westfield employees are jointly and primarily  responsible for the day-to-day  management of Westfield's allocated portion of the Fund's portfolio:  Mr. William Muggia, Chief Investment
Officer & President,  joined  Westfield in 1994 and has served as President  and
Chief Investment  Officer of Westfield since 2001. Mr. Muggia is the lead member of the team and is ultimately  responsible for overall  portfolio  management of
Westfield's  allocated portion of the Fund's  portfolio.  He covers health care.
Mr. Arthur Bauernfeind,  Chairman and Chief Executive Officer,  joined Westfield in 1990 and has served as Chairman and Chief  Executive  Officer since 2000. Mr.
Bauernfeind  covers economics,  financial  services,  transportation,  and fixed income markets. Mr. Ethan J. Meyers, Senior Vice President,  joined Westfield in
1999 and  covers  business,  financial,  and  consumer  services.  Mr.  Scott R.
Emerman,  Senior Security Analyst,  joined Westfield in 2002 and covers consumer discretionary and consumer staples.  The team has managed Westfield's  allocated portion  of the  Fund's  assets  since the Fund's  inception.  The SAI  provides additional  information

                                       34

about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Westfield.

Securities Selection

Westfield  manages  its  allocated  portion  of the  Fund's  portfolio  using  a fundamental,  bottom-up  research approach,  which seeks to identify  reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk,  Westfield  generally  favors stocks that, in the judgment  of the firm,  have:  (i)  sizable  management  ownership;  (ii) strong financial conditions;  (iii) sufficient cash flow to fund growth internally; and
(iv) strong pricing power.

Westfield conducts fundamental,  bottom-up research, including meetings with the companies'  management  personnel.  Westfield considers factors such as earnings growth forecasts,  price target estimates,  total return potential, and business developments.  Stocks  may be sold when  Westfield  believes  that the stocks no longer  represent  attractive  investment  opportunities,  based on the  factors described above.

Mazama Capital Management,  Inc.  ("Mazama"),  located at One Southwest Columbia
Street, Suite 1500, Portland, Oregon, 97258, serves as a subadvisor to the Fund.
Mazama,  an  independent  investment  advisor  that  was  founded  in  1993,  is controlled by its employees.

Ronald A. Sauer,  Stephen C. Brink,  CFA,  Gretchen M. Novak,  CFA,  and Joel L.
Rubenstein are responsible for the day-to-day  management of Mazama's  allocated portion of the Fund's  portfolio.  Mr. Sauer is a founder and the  President and
Senior  Portfolio  Manager  at  Mazama,  and has  over 26  years  of  investment experience.  Mr. Sauer serves as lead portfolio  manager and oversees the team's investment process. Mr. Brink is a Senior Vice President,  Director of Research,
and Portfolio Manager at Mazama, and has over 29 years of investment experience.
Mr. Brink oversees the flow and quality of research information.  Ms. Novak is a
Portfolio  Manager at Mazama and has over 13 years  investment  experience.  Ms.
Novak is responsible for researching companies in the consumer discretionary and consumer  staples  sectors.  Mr.  Rubenstein  serves as an  Associate  Portfolio
Manager supporting the overall portfolio  management of the Fund. Each portfolio manager has been involved in managing  Mazama's  allocated portion of the Fund's assets since the Fund's inception. The SAI provides additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager and each  portfolio  manager's  ownership of  securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Mazama.

Securities Selection

Mazama manages its allocated  portion of the Fund's  portfolio using a bottom-up approach to security  selection.  The firm utilizes a  proprietary  model as the framework for security selection and portfolio construction decisions.  Mazama's security  selection  process  begins  by  screening  a

35

universe of over 1,500 companies within the market  capitalization  range of the
securities  in  the  Russell  2500  GrowthTM   Index  for  desirable   financial
characteristics.   Mazama  employs  a  proprietary  price/performance  model  to identify a group of 300 to 400 companies  that,  in its judgment,  may represent
attractive  investment   opportunities.   The  model  takes  into  account  both
quantitative  and qualitative  factors in order to identify  companies that meet certain criteria.  These factors include:  (i) the quality of management and key personnel;  (ii) the  company's  ability to meet or exceed  earnings  estimates;
(iii)   estimated   return   on   equity   divided   by  a   company's   forward
price-to-earnings  ratio;  and  (iv)  estimated  earnings  growth  divided  by a
company's  forward   price-to-earnings  ratio.  Companies  passing  the  initial screening are further analyzed by Mazama using rigorous fundamental analysis.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts

Investment Objective     Long-term total return, comprised primarily of capital
                         appreciation
Investment Category      Domestic Equity Fund
Investment Focus         Common stocks of small and medium-sized U.S. companies
Benchmark                Russell 2500 Value(TM) Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in common  stocks of small and  medium-sized  U.S.
companies that a subadvisor believes possess the potential for long-term capital appreciation  and that appear to be undervalued at the time of purchase based on the stocks'  intrinsic  values  relative to their current market  prices.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings  for  investment  purposes,  if  any)  in the  equity  securities  of small-to-medium  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "small-to-medium capitalization U.S. companies" to be
U.S. companies with market  capitalizations  between $25 million and the largest company  represented in the Russell 2500 Index,  which, as of June 30, 2007, was
$8.5 billion.  (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

                                       36

The Fund's benchmark, the Russell 2500 Value(TM) Index, measures the performance of those  Russell  2,500  companies  with lower  price-to-book  ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

AQR Capital Management,  LLC ("AQR"), located at Two Greenwich Plaza, 3rd Floor,
Greenwich,  Connecticut  06830,  serves  as a  subadvisor  to the  Fund.  AQR is majority owned and controlled by its principals.

Messrs.  Clifford S. Asness,  Robert J. Krail,  and John M. Liew are jointly and primarily  responsible for the day-to-day  management of AQR's allocated portion of the Fund's portfolio. Each of the portfolio managers has served as a Founding
Principal of AQR since  co-founding the firm in 1998. Each portfolio manager has managed AQR's  allocated  portion of the Fund's assets since June 2006.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

In managing  its  allocated  portion of the Fund's  portfolio,  AQR  utilizes an investment  philosophy  that  combines  the  basic  concepts  of both  value and momentum investing.  Through a quantitative  process, AQR applies these concepts using a  variety  of  proprietary  indicators  across  many  markets.  AQR  also
evaluates  earnings  quality,   investor  sentiment,   sustainable  growth,  and
management signaling as important components of the investment process.

AQR's  quantitative   investment   approach  begins  with  the  creation  of  an
appropriate  universe of  securities  based on a relevant  benchmark,  liquidity considerations,  and additional screening factors.  Once an appropriate universe of potential  investments has been identified,  AQR assigns an individual rating to each industry and to each security.  These two rating components are combined to produce a final  rating.  AQR then seeks to  construct  an optimal  portfolio using these assigned ratings.  AQR uses proprietary  trading and risk-management models to monitor and rebalance  the portfolio in accordance  with AQR's ongoing analysis.

NWQ Investment  Management  Company,  LLC ("NWQ"),  located at 2049 Century Park
East, 16th Floor, Los Angeles,  California 90067,  serves as a subadvisor to the
Fund. NWQ is an indirect, wholly-owned subsidiary of Nuveen Investments, Inc. On
June 20, 2007,  Nuveen  Investments,  Inc.  announced that it had entered into a definitive agreement to be acquired by an investor group majority-led by Madison
Dearborn  Partners,  LLC, a private  equity  investment  firm based in  Chicago,
Illinois.  The merger is expected to be completed prior to year end,  subject to customary  conditions  including  the  consent  of Nuveen  shareholders  and the consents of a specified percentage of investment advisory

                                       37

clients of the various investment advisory affiliates of Nuveen. There can be no assurance that the merger will be consummated as contemplated, or that necessary approvals will be obtained.

Ms.  Phyllis  G.  Thomas,  CFA,  is  primarily  responsible  for the  day-to-day management of NWQ's allocated portion of the Fund's  portfolio.  Ms. Thomas is a
Managing  Director and Portfolio Manager of NWQ and has been with the firm since
1990. Ms. Thomas has managed NWQ's allocated  portion of the Fund's assets since
June 2006. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to NWQ.

Securities Selection

Through an analyst-driven,  value-oriented  process,  NWQ invests in undervalued companies that it believes possess catalysts to improve profitability.  NWQ uses a bottom-up  research  approach  to identify  companies  that NWQ  believes  are undervalued in industries with positive or improving  fundamentals.  The process seeks to  identify  companies  where  catalysts  exist that may unlock  value or improve  profitability.  These catalysts may include new  management,  improving
fundamentals,   renewed  management  focus,  industry   consolidation,   company
restructuring,   and  excessive  pessimism.   In  addition,  a  broad  range  of
quantitative   value  factors  is  evaluated,   such  as   price-to-cash   flow,
price-to-book, price-to-earnings, and quality of earnings.

NWQ  invests  in  intrinsic  value   opportunities  by  applying  a  variety  of
parameters.  Decisions  to  add  positions  to  the  portfolio  are  made  on an
opportunistic   basis,   capitalizing   on   situations   created  by   investor
over-reaction,  misperception,  and short-term  focus. NWQ typically  reduces or
eliminates   positions  in  the  portfolio  in  response  to   deterioration  of
fundamentals  and/or a failure to reach NWQ's proprietary price targets within a reasonable  time period.  NWQ's  allocated  portion of the  portfolio  typically consists of 45-70 stocks, depending on market conditions.

Wells Capital Management ("WCM"),  located at 5335 S.W. Meadows Road, Suite 290,
Lake Oswego,  Oregon 97035,  serves as a subadvisor to the Fund. Dale Benson and
Mark Cooper founded Benson Associates  ("Benson") in 1997, which was acquired by
WCM in 2003.  WCM is a subsidiary  of Wells Fargo Bank,  N.A.,  which in turn is wholly-owned by Wells Fargo & Company, a publicly-traded corporation.

Messrs.  Benson  and  Cooper  are  jointly  and  primarily  responsible  for the day-to-day  management  of WCM's  allocated  portion  of the  Fund's  portfolio.
Messrs.  Benson and Cooper  are both  Senior  Portfolio  Managers  at WCM.  Each portfolio manager has managed WCM's allocated portion of the Fund's assets since the  Fund's  inception.  The SAI  provides  additional  information  about  each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and the  portfolio  managers'  ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to WCM.

                                       38

Securities Selection

In  managing  its  allocated  portion of the  Fund's  portfolio,  WCM  follows a bottom-up,  value-oriented  investment  strategy.  WCM  seeks  stocks  that have positive cash flows, improving fundamentals, and inexpensive valuations relative to their peers.  WCM seeks relatively  inexpensive  stocks falling into at least one of the following four  categories:  (1) neglected  stocks--stocks  that have been out of favor for an extended period; (2) oversold  stocks--stocks that have been bid down as a result of a market  over-reaction to temporary negative news;
(3)   thematic   stocks--stocks   that  are  likely  to  benefit   from  certain
macroeconomic,  demographic  or cyclical  trends;  and (4)  earnings  turnaround stocks--companies in the early stages of an earnings recovery.

Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts

Investment Objective        Long-term total return, which includes capital
                            appreciation and income
Investment Category         Foreign Equity Fund
Investment Focus            Equity securities of companies in the world's
                            developed and emerging capital markets, excluding
                            the United States
Benchmark                   MSCI EAFE(R) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in equity  securities  of companies in the world's developed and emerging capital markets,  excluding the United States. The Fund's investments in equity securities may include dividend-paying securities,  common stock and preferred  stock issued by companies of any size, as well as American,
European, and Global Depositary Receipts (together, "Depositary Receipts").

In seeking to achieve the Fund's investment  objective,  the Fund's  subadvisors invest primarily in the equity  securities  (including  Depositary  Receipts) of companies  located outside the United States.  Under normal  circumstances,  the
Fund will invest at least 80% of its net assets (plus  borrowings for investment purposes, if any) in the equity securities of non-U.S.  companies.  (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.)

                                       39

While there is no minimum  number of countries  that will be  represented in the
Fund's  portfolio,  the Fund does  intend to  diversify  its  investments  among countries and geographic regions, including a significant portion in the world's emerging  markets.  However,  the Fund may invest a  significant  portion of its assets in one country or region,  if, in the judgment of a subadvisor,  economic and business  conditions  warrant such investments.  To the extent that the Fund invests a  significant  portion  of its  assets in one  country or region at any time,  the  Fund  will  face a  greater  risk of loss due to  factors  adversely affecting  issuers  located in that  single  country or region  than if the Fund always  maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory  agreements, each subadvisor is responsible for the day-to-day portfolio management of one or more  distinct  allocated  portions  of the  Fund's  portfolio,  subject  to the
Advisor's  oversight.  The Fund's subadvisors,  including the portfolio managers that are  responsible  for  managing an allocated  portion of the Fund,  and the subadvisors' investment strategies, are:

AllianceBernstein L.P.  ("AllianceBernstein"),  1345 Avenue of the Americas, New
York, New York 10105, serves as a subadvisor to the Fund. AllianceBernstein is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of the AXA Group. As discussed below,  AllianceBernstein
manages   its   allocated   portions   of  the   Fund's   portfolio   by   using
AllianceBernstein's  International  Large Cap Growth EAFE Plus  Strategy and its
International   Strategic  Value  Strategy  in  order  to  identify   attractive
investment opportunities.

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's International Large Cap Growth EAFE Plus Strategy is managed by a team made up of the following  individuals:  Christopher M. Toub, Executive
Vice President and Chief Executive  Officer of  AllianceBernstein  Limited,  and
Head-Global/International  Growth Equities.  Mr. Toub has been an Executive Vice
President  since 1999 and Head of  Global/International  Growth  Equities  since
1998. Paul C. Rissman,  Executive Vice President and Director of Research-Global
Growth Equities. Mr. Rissman joined  AllianceBernstein as a quantitative analyst in 1989 and has been an Executive Vice President and Director of Research-Global
Growth  Equities  since  2000.  Stephen   Beinhacker,   Senior  Vice  President,
Global/International  Large Cap Growth  Portfolio  Manager and Chief  Investment
Officer-Emerging    Markets   Growth    Equities.    Mr.    Beinhacker    joined
AllianceBernstein  in 1992 as the firm's director of international  quantitative stock  research  and joined the  Global/International  Large Cap Growth  team in
1994. James K. Pang,  Senior Vice President and  Global/International  Large Cap
Growth Portfolio Manager. Mr. Pang joined AllianceBernstein in 1996 and became a member  of the  Global/International  Large  Cap  Growth  team in 1998.  Gregory
Eckersley,  Senior Vice President and Senior  Portfolio  Manager.  Mr. Eckersley
joined  AllianceBernstein  in 1991 as a non-US growth portfolio manager based in
London.  In 2006,  he  joined  the  Global/International  Large Cap  Growth  and
Research Growth teams as a senior portfolio  manager.  Previously,  he was Chief
Investment  Officer of Alliance Capital Management (Pty) Ltd and was responsible for overseeing AllianceBernstein's South African joint venture.

                                       40

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's  International Strategic Value Strategy is managed by a team
made  up  of  the  following  individuals:   Sharon  E.  Fay,  Chief  Investment
Officer-Global Value Equities.  Ms. Fay has been with  AllianceBernstein  for 18 years. Kevin F. Simms has been with AllianceBernstein for 15 years, and has been
Co-Chief Investment Officer-International Value Equities since 2003 and Director of  Research-Global  Value Equities  since 2000.  Henry S. D'Auria has served as
Chief Investment Officer-Emerging Markets Value Equities since 2002 and Co-Chief
Investment Officer-International Value Equities since 2003. Prior to his current
position,  Mr.  D'Auria  managed   AllianceBernstein's   global  value  research
department   from   1998  to  2002.   Giulio   Martini   is   Chief   Investment
Officer-Currency & Quantitative  Strategies,  a position he has held since 2005.
Prior to that, Mr. Martini was Chief International Economist with responsibility for  currency  strategies  and Senior  Portfolio  Manager  on the  Global  Value
Investment  Policy  Group  since 1992.  Takeo Aso,  Director of Research - Japan
Value Equities. Mr. Aso has been with the firm for 10 years. Marilyn G. Fedak is
Executive Vice President,  Head-Bernstein  Global Value Equities  Business,  and
Co-Chief  Investment  Officer-US  Value Equities.  Ms. Fedak has served as Chief
Investment  Officer-U.S.  Value Equities since 1993. Mark R. Gordon, Director of
Global  Quantitative  Research,  Mr. Gordon has been with the firm for 24 years.
Avi Lavi, CIO - UK and European Value Equities,  Mr. Lavi has been with the firm for 11  years.  John P.  Mahedy,  Co-CIO  - US  Value  Equities,  DOR - US Value
Equities.  Mr. Mahedy has been with the firm for 12 years. Roy Maslen,  Director of  Research  for  the  Australian  Value  Equities  team  and a  member  of the
Australian Value Investment Policy Group. Prior to joining  AllianceBernstein in
2003, Mr. Maslen worked for seven years as a consultant with McKinsey & Company.
Katsuaki Ogata, CIO - Japan Value Equities. Mr. Ogata has been with the firm for
11 years. Stuart Rae, SVP, CIO - Pacific Basin Value Equities.  Mr. Rae has been with the firm for 8 years. Patrick Rudden, SPM, Head of Global Diversified Value
Equities.  Mr. Rudden has been with the firm for 6 years. Jeffrey W. Singer, CIO
- Canadian Value Equities.  Mr Singer has been with the firm for 15 years. Sammy
Suzuki, DOR - Canadian Value Equities.  Mr. Suzuki has been with the firm for 13 years. John Townsend, DOR - UK & Euro Value Equities. Mr. Townsend has been with the firm for 10 years.  David Yuen, DOR - Emerging  Markets Value Equities.  Mr.
Yuen has been with the firm for 9 years.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to AllianceBernstein.

Securities Selection

AllianceBernstein's  International  Large Cap Growth EAFE Plus  strategy  uses a bottom-up  security  selection  process in an effort to identify  companies with strong growth characteristics at reasonable prices.  AllianceBernstein  seeks to hold a fairly concentrated  number of securities in the portfolio,  with a focus on  large  capitalization  companies  that  enjoy  dominant  positions  in their respective industries.

                                       41

AllianceBernstein's  International  Strategic  Value  strategy  focuses  on  the relationship  between  a  security's  current  price and the  security's  future
earnings  and  dividend-paying   capability.   AllianceBernstein  believes  that
short-term  thinking can create distortions  between the price of a security and its  intrinsic  value.  AllianceBernstein  attempts to  capitalize  on resultant mispricings through bottom-up,  fundamental research and a disciplined valuation process.  AllianceBernstein emphasizes bottom-up security selection,  controlled country allocation, and active currency management.

In managing its allocated  portions of the Fund's  portfolio,  AllianceBernstein
generally  does  not  maintain  explicit   constraints  on  country  and  sector
weightings in the portfolio,  and as a result,  industry and country exposure is mainly a by-product of AllianceBernstein's security selection processes.

Grantham,  Mayo,  Van  Otterloo & Co. LLC  ("GMO"),  located at 40 Rowes  Wharf,
Boston, Massachusetts 02110, serves as a subadvisor to the Fund. GMO was founded in 1977 and is wholly-owned by its professionals.

Day-to-day  management of the Fund is the responsibility of GMO's  International
Quantitative   Division   (the   "Division").   The   Division's   members  work
collaboratively  to manage GMO's allocated portion of the Fund's portfolio,  and no one person is primarily  responsible  for day-to-day  management of the Fund.
Dr. Thomas Hancock,  a senior member of the Division,  allocates  responsibility for GMO's allocated  portion of the Fund's  portfolio to various team members of the  Division,  oversees  the  implementation  of  trades on behalf of the Fund, reviews the overall  composition of the portfolio,  and monitors cash flows.  At
GMO,  Dr.   Hancock  is  responsible   for  the  portfolio   management  of  all
international developed market and global quantitative equities portfolios.  Dr.
Hancock joined GMO in 1995. The SAI provides  additional  information  about the portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio manager,  and the  portfolio  manager's  ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to GMO.

Securities Selection

GMO  generally  manages  its  allocated  portion of the Fund's  portfolio  using
fundamental   investment   principles  and  quantitative   applications.   GMO's
quantitative  approach  focuses  primarily on  valuation,  but also  includes an element that focuses on stock price momentum as an indicator of market sentiment and trends in company fundamentals.

In  constructing  its  allocated  portion  of the  Fund's  portfolio,  GMO  uses quantitative models to select stocks from a universe that contains stocks issued by companies from developed countries. GMO's screening process seeks to identify the most  attractive  stocks  within each  geographic  region.  The  universe is screened according to three models: Quality Adjusted Value, Intrinsic Value, and
Momentum.  Stocks also are analyzed taking into account factors such as country, sector, and currency exposure.

For each discipline,  GMO constructs a target portfolio from the most attractive decile of stocks within each geographic  region.  This target  portfolio is then fine-tuned through portfolio

                                       42

optimization,  which integrates top down country and currency  forecasts to tilt the portfolio. The optimization process also integrates additional risk controls on countries,  currencies,  individual  positions,  industry sectors,  and other factors.

The factors  considered  and models  used by GMO may change over time.  In using these models to construct its portfolio,  GMO seeks to produce a  style-balanced portfolio,  although stock selection  normally  reflects a slight bias for value stocks over growth stocks.

Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York
10112-6300,  serves  as a  subadvisor  to the  Fund.  Lazard  is a  wholly-owned subsidiary of Lazard  Freres & Co. LLC.  Lazard Freres & Co. LLC has one member,
Lazard Group LLC, a Delaware limited  liability  company.  Units of Lazard Group
LLC are held by Lazard Ltd., a Bermuda corporation with shares that are publicly traded on the New York Stock  Exchange.  As of March 31, 2007,  Lazard  invested approximately  $111.3 billion in assets for institutions and individuals  around the world.

Lazard's  allocated  portion of the Fund's portfolio is managed on a team basis.
John R. Reinsberg,  James M. Donald,  CFA, Rohit Chopra,  Erik McKee,  and Kevin
O'Hare, CFA, are responsible for the day-to-day management of Lazard's allocated portion of the Fund's portfolio.  As Deputy Chairman of Lazard Asset Management,
Mr.  Reinsberg  ultimately is  responsible  for  overseeing  Lazard's  allocated portion of the Fund's portfolio.  Mr. Reinsberg is responsible for international and global  strategies.  Mr.  Reinsberg joined Lazard in 1992 and is a member of
the  international   equity,   international  equity  select  and  international
strategic equity teams. Mr. Donald, a Managing Director of Lazard, joined Lazard in 1996 and is a portfolio  manager on the emerging  markets  equity  team.  Mr.
Chopra,  a Senior  Vice  President  of  Lazard,  joined  Lazard in 1999 and is a portfolio  manager/analyst  on the emerging  markets  equity  team,  focusing on consumer and telecommunications  research and analysis. Mr. McKee, a Senior Vice
President of Lazard,  is a portfolio  manager/analyst  for the emerging  markets equity team,  focusing on the materials and industrials  sectors.  Mr. O'Hare, a
Senior  Vice  President  of  Lazard,  joined  Lazard in 2001 and is a  portfolio manager/analyst on the emerging markets equity team,  focusing on the technology and health care sectors.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Lazard.

Securities Selection

In managing its allocated  portion of the Fund's  portfolio,  Lazard  utilizes a bottom-up  research  approach  that  seeks to  identify  financially  productive companies that are, in Lazard's view, inexpensively valued. Lazard begins with a universe of emerging markets companies within a certain capitalization range. By using a screening process,  Lazard seeks to eliminate  companies with accounting irregularities  from  the  universe  of  potential  investments.  The  portfolio management team then analyzes the remaining  companies'  financial statements in an effort to

                                       43

identify  companies that are  undervalued  relative to other  companies in their
industries.   The  final  step  in  Lazard's  securities  selection  process  is fundamental analysis,  where sustainability of returns,  company catalysts,  and management's incentive and ability to effectively use capital are projected over a three-year time horizon.  The resulting  securities are assigned initial price targets and ranked  within  their  industries  based on  expected  appreciation.
Political, macroeconomic, portfolio, and corporate governance risk are assessed, and each security's  initial price target is adjusted based on these factors.  A number of factors may cause  Lazard to consider  selling a  particular  security held in the portfolio.  These factors  include,  among other  developments,  the security trading at or near Lazard's  proprietary  price target, a determination by the  portfolio  manager  that the  original  investment  thesis  is no longer applicable, as well as political,  macroeconomic,  or other events. Depending on market  conditions,  Lazard's  allocated  portion of the Fund's  portfolio  will typically consist of between 60 and 90 different securities.

Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

Fund Facts

Investment Objective        Total return, consisting of both current income and
                            capital  appreciation
Investment Category         Fixed Income Fund
Investment Focus            Fixed income securities of U.S. issuers
Benchmark                   Lehman Brothers U.S. Aggregate Bond(TM) Index

Investment Objective

The investment  objective of the Fund is to provide total return,  consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment  objective of total return, the Fund invests in fixed income securities of U.S.  issuers.  The Fund invests primarily
in  U.S.  dollar-denominated,   investment  grade  bonds,  including  government
securities,  corporate bonds, and mortgage- and asset-backed  securities,  among others.  The Fund also may  invest a  significant  portion  of its assets in any combination of  non-investment  grade bonds (sometimes called high yield or junk bonds),  non-U.S.  dollar  denominated  bonds,  and bonds  issued by  issuers in emerging  capital  markets.  The Fund's  target  duration  is that of the Lehman
Brothers U.S.  Aggregate  Bond Index.  As of June 30, 2007,  the duration of the
Index  was  approximately  4.70  years.  Depending  on  market  conditions,  the subadvisors of the Fund may manage their allocated portions of the Fund's assets to  maintain a  duration  within 20% of the  Fund's  target  duration.  Duration measures a fixed income  security's price sensitivity to interest rates (inverse relationship) by indicating the approximate  change in a fixed income security's price if  interest  rates  move up or down in 1%  increments.  For  example,  if interest  rates go up by 1%, the price change (due to

                                       44

interest rate  movement) of a fund that has a duration of 4.70 years is expected to decline by 4.70%.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

BlackRock Financial  Management,  Inc., a wholly-owned  subsidiary of BlackRock,
Inc., is located at 40 East 52nd Street, New York, New York 10022, and serves as a subadvisor to the Fund.

Mr. Keith Anderson and Mr. Scott Amero are jointly and primarily responsible for the  day-to-day  management  of  BlackRock's  allocated  portion  of the  Fund's portfolio.  Mr. Anderson is Chief Investment  Officer and a Managing Director of
BlackRock and has been at the firm since 1998. Mr. Amero,  a Managing  Director, joined  BlackRock  in 1990.  Each  portfolio  manager  has  managed  BlackRock's allocated  portion of the Fund's  assets  since the  Fund's  inception.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by the portfolio  managers,  and the portfolio  managers'
ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to BlackRock.

Securities Selection

In managing  its  allocated  portion of the Fund,  BlackRock  employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector,  sub-sector,  and individual security selection decisions.  BlackRock's  philosophy emphasizes research and analysis of specific sectors and  securities,  along with the risks  associated with the fixed income markets  including  interest rate risk, yield curve risk, cash flow risk, credit risk,  and  liquidity  risk.  Securities  are  purchased  for the Fund  when the management team determines that they have the potential for above-average  total return.  BlackRock  uses its own  proprietary  research  and  models to  analyze
securities,   and  based  on  this  analysis,   the  Fund  will  typically  hold
approximately 350 to 450 different securities.

MacKay  Shields LLC  ("MacKay"),  9 West 57th Street,  New York,  New York 10019
serves as a subadvisor to the Fund.  MacKay is a wholly-owned  subsidiary of New
York Life Investment  Management Holdings LLC and is registered as an investment adviser under the Advisers  Act.  Day-to-day  management  of MacKay's  allocated portion of the Fund's portfolio is the

                                       45

responsibility  of the MacKay  Shields High Yield Active Core  Investment  Team.
Four portfolio managers are jointly and primarily responsible for the day-to-day management  of MacKay's  allocated  portion of the Fund's  assets:  Dan Roberts,
Ph.D.,  Senior Managing  Director;  Lou Cohen, CFA, Managing  Director;  Michael
Kimble, CFA, Managing Director;  and Taylor Wagensell,  Managing Director.  Each
portfolio  manager has been with  MacKay  since  October of 2004,  at which time
MacKay acquired Pareto  Partners'  ("Pareto") high yield  investment team. Prior thereto,  each portfolio  manager had been an employee of Pareto since 2000. The
SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to MacKay.

Securities Selection

The MacKay  Shields  High Yield  Active Core  Investment  Team  consists of four portfolio  managers,  supported by two dedicated  senior credit analysts and two traders  who also  perform  credit  and  quantitative  analysis.  The  portfolio management team follows an investment process that utilizes a bottom-up security selection  strategy,  augmented by  macroeconomic  analysis.  The initial credit screen,  which consists of a multi-factor  progression of both  quantitative and qualitative  characteristics,  is the  most  important  filter,  and  identifies security candidates for further in-depth analysis. Securities also are subjected to a payoff  analysis,  seeking to  identify  those  bonds  within  the  capital structure  that have the most  attractive  profile and to  eliminate  bonds with inferior return prospects relative to the risk of loss. The portfolio management
team  also  utilizes  extensive  proprietary   fundamental  credit  analysis  to
determine  the  creditworthiness  of each company and  evaluates  each bond on a relative value basis.

Western  Asset  Management  Company  ("Western"),  located at 385 East  Colorado
Boulevard,  Pasadena,  California  91101,  serves as a  subadvisor  to the Fund.
Western was founded in 1971,  and is a  wholly-owned  subsidiary  of Legg Mason,
Inc.

A team of investment  professionals at Western,  led by Chief Investment Officer
S.  Kenneth  Leech,  Deputy  Chief  Investment  Officer  Stephen A.  Walsh,  and
Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom,  Michael
Buchanan,  and Keith Gardner,  manages Western's allocated portion of the Fund's assets.  Mr.  Leech and Mr.  Walsh  serve as  co-team  leaders  responsible  for day-to-day  strategic  oversight  of Western's  allocated  portion of the Fund's portfolio and for  supervising  the day-to-day  operations of the various sector specialist  teams  dedicated to the  specific  asset  classes.  Mr.  Moody,  Mr.
Eichstaedt,  Mr.  Lindbloom,  and Mr.  Gardner  are  responsible  for  portfolio structure,  including sector allocation,  duration weighting, and term structure decisions.

Messrs.  Leech,  Walsh,  Moody,  and  Eichstaedt  have each served as  portfolio managers for Western for over 14 years.  Mr.  Lindbloom  joined Western in 2006.
Prior to 2006, Mr.  Lindbloom was a managing  director of Salomon Brothers Asset
Management  Inc. and a senior  portfolio  manager  responsible  for managing its mortgage/corporate group and was associated

                                       46

with Citigroup Inc. or its  predecessor  companies  since 1986. Mr. Buchanan has been with Western since 2005. He previously worked as Managing Director, Head of
US Credit  Products,  for Credit Suisse Asset  Management.  Mr.  Gardner  joined
Western in 1994.  Prior to  Western,  he worked  for Legg  Mason as a  portfolio manager. The SAI provides additional  information about each portfolio manager's compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to Western.

Securities Selection

Western's  securities  selection  process is driven by a combination of top-down and bottom-up processes. Senior investment personnel determine duration targets, yield curve  exposures,  and sector  weightings  for all  portfolios  managed by
Western,  including  the  allocated  portion of the Fund  managed by Western.  A senior  portfolio  manager has  responsibility  for ensuring that the securities holdings of all portfolios under the portfolio manager's supervision are in line with  these  top-down  targets.  Sector  specialists,  in  cooperation  with the portfolio manger,  are responsible for individual  security  selection and trade execution which, in the aggregate,  meet these criteria. Using various portfolio characteristics, sector specialists have authority to buy and sell securities on a daily  basis  based  on  relative  value  considerations,  as long as  overall portfolio characteristics remain within the top-down parameters.

Western buys and sells portfolio  securities  based on fundamental  analysis and
Western's  opinion of value in each sector with the intent to minimize  exposure to sectors  that  Western  believes  are fully or over  valued,  and to maximize exposure to sectors that  Western  believes are  undervalued.  Western  seeks to identify  specific  securities  that are undervalued or mispriced due to unusual characteristics,  such as  merger-related  issuance,  floating  interest  rates, embedded options, hidden underlying assets or credit backing, or changing credit qualities.  Western sells portfolio securities based on the realization of total
return  or  spread  targets,   significant   change  in  macro/micro   analysis,
deterioration   in   industry   conditions,   shift  in   management   strategy,
deterioration in credit fundamentals, and relative value considerations. Western also may sell portfolio securities for reasons such as securing gains,  limiting losses, and redeploying assets to other investment opportunities.

MGI US Short Maturity Fixed Income Fund

Fund Facts

Investment Objective       Safety of principal and a moderate level of income
Investment Category        Fixed Income Fund
Investment Focus           Fixed income securities of U.S. issuers
Benchmark                  Lehman Brothers Government/Credit 1-3 Year Bond(TM)
                           Index

                                       47

Investment Objective

The  investment  objective of the Fund is to provide  safety of principal  and a moderate level of income.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment objective, the Fund invests in fixed
income  securities  of  U.S.  issuers.   The  Fund  invests  primarily  in  U.S.
dollar-denominated,  investment grade bonds,  including  government  securities, corporate bonds,  and mortgage and asset backed  securities,  among others.  The
Fund's portfolio will typically have a duration of one to three years.  Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to  maturity.  Duration is the  magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally,  the price of a bond with a shorter  duration  will be less  sensitive  to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes,  if any) in fixed income securities of
U.S. issuers.  If the Fund changes this investment  policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisor

Aberdeen  Asset  Management,  Inc.  ("AAMI"),  located  at 1735  Market  Street,
Philadelphia,  Pennsylvania 19103, serves as the subadvisor to the Fund. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen"),
and  was  incorporated  in  1993.  AAMI  provides   investment   management  and
administrative  services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of  institutional  clients.
As of June 30,  2007,  AAMI  managed  approximately  $31.8  billion  in  assets.
Aberdeen is a United Kingdom  corporation that is the parent company of an asset management group managing  approximately $164.6 billion of assets, as of May 31,
2007, for pension funds, financial institutions, investment trusts, unit trusts,
U.S. registered investment  companies,  offshore funds,  charities,  and private clients. The individuals  identified below as the Fund's portfolio managers have been managing U.S. tax-exempt assets since 1979.

AAMI  manages the Fund using a team  approach.  The  following  individuals  are jointly and primarily  responsible  for the day-to-day  management of the Fund's portfolio:

     Gary W.  Bartlett,  CFA.  Mr.  Bartlett  has served as the Chief  Executive
     Officer and Chief Investment Officer of AAMI since 2005; prior thereto,  he was a  Managing  Director  and the Chief  Investment  Officer  of  Deutsche
     Investment Management Americas ("DIMA"), which he joined in 1992.

     Warren A.  Davis.  Mr.  Davis has been a Senior  Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Managing  Director of DIMA,  which he joined in 1995.

     Thomas J. Flaherty.  Mr.  Flaherty has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1995.

                                       48

     J. Christopher  Gagnier. Mr. Gagnier has been a Senior Portfolio Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1997.

     William T. Lissenden.  Mr.  Lissenden has been a Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Director of DIMA,  which he joined in
     2002.  From 2000 to 2002, Mr.  Lissenden was a fixed income  strategist and director of research at Conseco Capital Management.

     Daniel R. Taylor,  CFA. Mr. Taylor has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1998.

     Timothy C. Vile. Mr. Vile has been a Senior Portfolio Manager of AAMI since
     2005; prior thereto, he was a Managing Director of DIMA, which he joined in
     1991.

Each  portfolio  manager  has  managed  the Fund  since its  inception.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to AAMI.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation following the Acquisition, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of the securities in the Fund, if any.

Securities Selection

AAMI  approaches  fixed  income  management  from a  bottom-up,  relative  value perspective,  seeking to  identify  bonds that are  priced  inefficiently.  AAMI believes that interest rate  forecasts are unreliable and strives to maintain an average  portfolio  duration that is equal to that of the benchmark,  the Lehman
Brothers Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by AAMI of the issue's credit worthiness,  cash flow, and liquidity.

The investment process is driven by security selection. AAMI analyzes the market to identify  bonds that are  considered  to be  undervalued.  AAMI  determines a target  price for each bond,  and  purchases  those  bonds  that,  in the firm's judgment,  are  undervalued  when compared  with the market  price.  If a bond's intrinsic  value is lower than the current market yield,  the bond is considered for purchase.  When a bond's market yield  approaches its intrinsic  value,  the bond is considered for sale.

Additional Risks

All investment  securities are subject to inherent market risks and fluctuations in value due to earnings,  economic, and political conditions and other factors.
These risks  could  adversely  affect the net asset value and total  return of a
Fund, the value of a Fund's  investments,  and your

                                       49

investment in a Fund. Please see "Principal Risks" in the "Summary of the Funds"
earlier in this prospectus for a description of the principal risks of investing in the Funds.

The following are  descriptions  of the secondary risks of some of the Funds, as indicated  below.  Risks with an asterisk are further  described  in  "Principal
Risks":

Convertible Securities Risk    The domestic  equity  Funds,  the MGI Non-US Core Equity Fund,  and the
                               MGI Core  Opportunistic  Fixed  Income  Fund may invest in  convertible securities  (preferred stocks,  debt instruments,  and other securities convertible  into common  stocks) that may offer higher income than the common stocks into which the  convertible  securities  are  convertible or exchangeable.  While  convertible  securities  generally offer lower yields than  non-convertible  debt securities of similar  quality,  the prices of convertible  securities may reflect  changes in the values of the  underlying  common  stocks  into  which such debt  securities  are
                               convertible   or   exchangeable.   As  a  general   rule,   convertible
                               securities  entail less risk than an issuer's  common  stock,  although convertible  securities  usually have less  potential for  appreciation in value than common stock.

Counterparty Risk              The risk that the issuer or guarantor of a fixed income  security,  the counterparty  to a  derivatives  contract,  or a  borrower  of a Fund's securities  will be  unwilling  or  unable  to make  timely  principal,
                               interest,   or   settlement   payments,   or  otherwise  to  honor  its
                               obligations.

Derivatives Risk               The  Funds  may   engage  in  a  variety  of   transactions   involving
                               derivatives,  such as futures,  options,  warrants, and swap contracts.
                               Derivatives  are  financial  instruments,  the  value of which  depends upon, or is derived from, the value of something  else,  such as one or
                               more  underlying  investments,   pools  of  investments,   indexes,  or
                               currencies.  A  subadvisor  may use  derivatives  both for  hedging and non-hedging  purposes,  although  it is  anticipated  that  the  use of derivatives  within the Funds will  generally be limited to maintaining exposure to certain market  segments or asset classes,  or facilitating certain  portfolio  transactions.  Investments  in  derivatives  may be applied  toward  meeting a requirement  to invest in a particular  kind
                               of  investment  if  the  derivatives   have  economic   characteristics
                               similar to that investment.

                               Derivatives  involve  special  risks  and may  result  in  losses.  The successful  use of  derivatives  depends on the ability of a subadvisor to manage these  sophisticated  instruments.

                                       50

                               The prices of derivatives may  move in unexpected ways  due to the  use of leverage or other factors, especially in unusual market  conditions, and may result in increased  volatility.  For further information about the  risks of derivatives, see the SAI.

Emerging Markets Investments
Risk*                          The MGI  Non-US  Core  Equity  Fund  may  invest  in  emerging  markets securities.  The  prices of  emerging  markets  securities  may be more
                               volatile   than  the   prices  of  other   foreign   investments,   and
                               investments in these securities may present a greater risk of loss.

Foreign Investments Risk*      The  domestic  equity  Funds  may  invest  in  securities  of  non-U.S.
                               issuers and in  Depositary  Receipts of non-U.S.  companies.  Investing
                               in  foreign  securities,   including  Depositary  Receipts,   typically
                               involves  more risks than  investing  in U.S.  securities.  These risks can  increase  the  potential  for losses in the Funds and affect their
                               respective  share  prices.   Generally,   securities  of  many  foreign
                               issuers  may be less  liquid,  and their  prices may be more  volatile, than the securities of comparable U.S. issuers.

High Yield Securities Risk*    Securities  rated "BB" or below by S&P or "Ba" or below by Moody's  are known  as "high  yield"  securities  and are  commonly  referred  to as
                               "junk  bonds."  These  securities  involve  greater risk of loss due to credit deterioration and are less liquid,  especially during periods of economic  uncertainty or change,  than higher quality debt  securities.
                               Lower-rated  debt  securities  generally  have a higher  risk  that the issuer of the  security may default and not make  required  payments of interest or principal.

Mortgage-Backed and
Asset-Backed Securities Risk   The fixed income Funds may invest in  mortgage-backed  and asset-backed securities.  Mortgage-backed  securities  are  securities  representing interests  in pools  of  mortgage  loans.  These  securities  generally
                               provide   holders  with  payments   consisting  of  both  interest  and
                               principal as the mortgages in the  underlying  mortgage  pools are paid off.  When  interest  rates fall,  borrowers may refinance or otherwise repay  principal on their mortgages  earlier than scheduled.  When this happens,  certain types of mortgage-backed  securities will be paid off more quickly than originally  anticipated,  and a Fund may be forced to
                               reinvest  in   obligations   with  lower   yields  than  the   original
                               obligations.

                                       51

                               Asset-backed  securities  are  securities  for  which the  payments  of interest  and/or  principal  are  backed  by loans,  leases,  and other receivables.  Asset-backed  securities  are subject to many of the same types of risks as  mortgage-backed  securities.  In  addition,  issuers of  asset-backed  securities  may have  limited  ability to enforce the security  interest in the underlying  assets,  and credit  enhancements provided  to support  the  securities,  if any,  may be  inadequate  to protect investors in the event of default.

Securities Lending             The Funds  may lend  their  portfolio  securities.  Securities  will be
                               loaned   pursuant   to   agreements   requiring   that  the   loans  be
                               continuously   secured  by   collateral   in  cash,   short-term   debt
                               obligations,  government  obligations,  or  bank  guarantees  at  least equal  to  the  values  of  the  portfolio  securities  subject  to the loans.  The  Funds  bear  the  risk  of  loss in  connection  with  the investment  of any  cash  collateral  received  from the  borrowers  of their securities.

Small and Medium
Capitalization Stock Risk*     The MGI US Large  Cap  Growth  Equity  Fund  and the MGI US  Large  Cap
                               Value  Equity  Fund  may  invest  in  securities  of small  and  medium capitalization  companies.  These  securities  may be  subject  to more abrupt or erratic  movements than securities of larger  companies,  may have  limited  marketability,  and may be less liquid  than  securities with larger capitalizations.

Value Stock Risk*              The MGI  Non-US  Core  Equity  Fund  may  invest  in  value  stocks.  A particular  value stock may not increase in price,  as  anticipated  by the  subadvisor.  Also,  cyclical stocks tend to increase in value more
                               quickly  during  economic  upturns  than   non-cyclical   stocks,   but
                               cyclical  stocks  also tend to lose  value  more  quickly  in  economic downturns.

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment  strategies as described in this prospectus,  the Funds may also hold cash and short-term  instruments for temporary or defensive purposes,  including in  anticipation  of  redemptions  or prior to  investment of deposits and other proceeds in accordance with the Funds' investment  objectives and policies.  The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term  fixed-income  securities (such as securities issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities), money market mutual funds, repurchase agreements,  certificates of deposit, time deposits and bankers'  acceptances of certain qualified financial  institutions, corporate commercial paper, and master demand notes.

                                       52

When a Fund takes  temporary  defensive  positions by increasing its holdings in cash,  money market  instruments,  or  repurchase  agreements,  the Fund may not participate  in market  advances  or  declines  to the same extent that the Fund would if it remained more fully invested in portfolio  securities.  In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures  contracts  and pools of futures  contracts that are  intended to provide a Fund with  exposure to certain  markets or asset classes.  From time to time,  the  Funds  also may hold  short-term  instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator  Exemption.  The Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their  portfolio  securities.  A description of these policies and procedures is available in the SAI.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at 200 Clarendon Street,  Boston,  Massachusetts 02116, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of
Marsh & McLennan  Companies,  Inc. The Advisor is  registered  as an  investment advisor with the U.S.  Securities  and  Exchange  Commission  (the  "SEC").  The
Advisor is an affiliate of Mercer Investment Consulting,  Inc. ("Mercer IC"), an
investment consultant with more than 31 years' experience reviewing, rating, and recommending investment managers for institutional clients.

The Advisor has overall  supervisory  responsibility  for the general management and investment of each Fund's securities  portfolio,  and, subject to review and approval  by the Board of  Trustees  of the Trust  (the  "Board"):  (i) sets the
Funds' overall investment  strategies;  (ii) evaluates,  selects, and recommends subadvisors to manage all or part of the Funds' assets;  (iii) when appropriate, allocates and reallocates the Funds' assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors,  including the subadvisors' compliance with the investment objectives, policies, and restrictions of the Funds; and (v)
implements  procedures  to ensure  that the  subadvisors  comply with the Funds'
investment objectives, policies, and restrictions.

When identifying  possible  subadvisors,  the Advisor typically (but not always)
begins  with a universe  of  investment  managers  rated  highly by the  Manager
Research Group of Mercer IC (the "Mercer Research  Group").  The Mercer Research
Group  evaluates  each  investment  manager  based  upon both  quantitative  and qualitative  factors,  including:  an  assessment of the strength of the overall investment  management  organization;  the  people  involved  in the  investment process;

                                       53

the  appropriateness  of the  investment  product  and  its  composites;  and an
analysis  of  the  investment  manager's  investment   philosophy  and  process,
risk-adjusted performance,  consistency of performance,  and the style purity of the product.  The Advisor's portfolio  management team reviews each manager that is highly  rated by the  Mercer  Research  Group,  and  creates a short list for further analysis.  Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and  characteristics  of the  securities  held in the  portfolio.  The Advisor's portfolio  management  team then  conducts  off-site  and on-site due  diligence visits  to  meet  the  subadvisors'  portfolio  management  teams.  The  list of candidates is further narrowed,  and each potential  subadvisor,  in combination with the existing subadvisor(s) of the portfolio,  is analyzed using proprietary tools. The most compatible subadvisor candidates are then put through an on-site compliance  review  conducted by the  Advisor's  compliance  staff.  Results are shared  with the  Advisor's  portfolio  management  team,  after which the final selection of the subadvisor is made.

The Advisor also  considers the Mercer  Research  Group's  ratings of investment managers  when  contemplating  the  termination  of a  subadvisor.  Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making  process,  the Advisor's portfolio  management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or  terminating a  subadvisor.  Therefore,  there is a possibility that the Advisor's  decision with respect to a particular  subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios
that  are  advised  by  appropriately   constructed   combinations  of  quality,
asset-class  specialist investment managers can generally be expected to provide
consistent,   above-average  performance  over  time.  Ravi  Venkataraman,  CFA,
Christopher Ray, CFA, and John Stone,  CFA, are responsible for establishing the
Funds'  overall   investment   strategies  and  evaluating  and  monitoring  the
subadvisors managing the Funds. Mr.  Venkataraman,  the Chief Investment Officer
of the Advisor,  has over seventeen years of consulting and investment  advisory experience.  Prior to his current  role,  Mr.  Venkataraman  led the  investment consulting  practice for Mercer IC in the northeast  region of the United States and  assisted  some of Mercer  IC's  largest  institutional  clients in building multi-manager  portfolios.  As the Chief Investment Officer of the Advisor,  Mr.
Venkataraman  leads the  portfolio  management  team and chairs  the  Investment
Committee, which develops the philosophy and establishes investment policies for the  business.  Mr. Ray, a Senior  Portfolio  Manager of the  Advisor,  has over twenty years of investment management experience.  He has previously served as a senior vice president,  consultant relations manager, and fixed income portfolio manager with a diversified  mutual fund company.  Mr. Stone, a Portfolio Manager of the Advisor, has over twelve years of investment  management  experience.  He previously  served as a vice  president  and senior  investment  analyst  with a diversified mutual fund company.

The Funds pay the Advisor  fees for  managing  the Funds'  investments  that are calculated as a percentage of the Funds' assets under management.  The following represents the total advisory fees payable by the Funds:

                                       54

                                                           Investment Advisory Fee*
                                                Assets up to                   Assets in excess of
Funds                                           $750 million                      $750 million

MGI US Large Cap Growth Equity Fund                0.55%                              0.53%
MGI US Large Cap Value Equity Fund                 0.53%                              0.51%
MGI US Small/Mid Cap Growth Equity Fund            0.90%                              0.90%
MGI US Small/Mid Cap Value Equity Fund             0.90%                              0.90%
MGI Non-US Core Equity Fund                        0.75%                              0.73%
MGI Core Opportunistic Fixed Income Fund           0.35%                              0.33%
MGI US Short Maturity Fixed Income Fund            0.25%                              0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

The Trust,  with  respect to each Fund,  and the  Advisor  have  entered  into a written contractual fee waiver and expense reimbursement agreement (the "expense reimbursement  agreement")  pursuant  to which the Advisor has agreed to waive a portion of its fees and/or to reimburse  expenses to the extent that each Fund's expenses  otherwise  would  exceed the "Net  Expenses"  rates for the Class Y-1,
Class Y-2, and Class Y-3 shares,  as  applicable,  of the Fund,  as shown in the
Annual Fund Operating  Expenses table contained in the "Summary of the Funds" in this prospectus. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor  reimburses  for a period of three years  following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by each Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense  reimbursement  agreement will remain in effect  through March 31, 2008, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

The  Advisor  has  entered  into   subadvisory   agreements  (the   "Subadvisory
Agreements")  with  the  subadvisors  pursuant  to  which  the  subadvisors  are compensated out of the investment  advisory fees that the Advisor  receives from the Funds.  The current  subadvisors  to the Funds are  identified in "Principal
Investment Strategies and Related Risks" earlier in this prospectus.

A  discussion  regarding  the basis for the Board's  approval of the  investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory  Agreements with MacKay,  Numeric, and Winslow) is available in the Funds' semi-annual report to shareholders for the period ended September 30,
2006.  A  discussion  regarding  the  basis  for  the  Board's  approval  of the
Subadvisory Agreements with MacKay and Numeric is available in the Funds' annual report to  shareholders  for the  period  ended  March 31,  2007.  A  discussion regarding the basis for the Board's  approval of the Subadvisory  Agreement with
Winslow will be available in the Funds'  semi-annual  report to shareholders for the period ended September 30, 2007.

The Trust and the Advisor  have  obtained  an  exemptive  order (the  "Exemptive
Order") from the SEC that permits the Trust and the Advisor,  subject to certain conditions and approval by the Board, to hire and retain  subadvisors and modify subadvisory  arrangements  without  shareholder  approval.  Under the  Exemptive
Order,  the  Advisor  may act as a manager  of  managers  for all or some of the
Funds, and the Advisor supervises the provision of portfolio management services to

                                       55

those Funds by the subadvisors.  The Exemptive Order allows the Advisor:  (i) to continue  the  employment  of an  existing  subadvisor  after  events that would otherwise  cause an automatic  termination  of a subadvisory  agreement with the subadvisor;  and (ii) to reallocate  assets among  existing or new  subadvisors.
Within 90 days of retaining new  subadvisors,  the affected  Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the  subadvisors  and recommend their hiring, termination,  and replacement.  The Exemptive Order also relieves the Funds from disclosing  certain fees paid to  non-affiliated  subadvisors in documents filed with the SEC and provided to shareholders.

The SEC has proposed a rule (the "Manager of Managers  Rule") under the 1940 Act that would permit investment companies, such as the Trust, to utilize manager of managers  structures  without exemptive relief. The proposed Manager of Managers
Rule contains  provisions  that are similar to the  conditions  contained in the
Exemptive  Order.  If the  Manager of Managers  Rule is adopted by the SEC,  the
Trust will operate in accordance with the Rule, rather than the Exemptive Order.

Administrative Services

State  Street  Bank and Trust  Company  (the  "Administrator"),  located  at 200
Clarendon Street, Boston, Massachusetts,  is the administrator of the Funds. The
Funds pay the Administrator at the following annual contract rates of the Funds'
average daily net assets for external administrative services: Fund assets up to
$300 million,  0.055 of 1%, and Fund assets in excess of $300 million,  0.050 of
1%. These external  administrative  services include fund accounting,  daily and ongoing maintenance of certain Fund records, calculation of the Funds' net asset values (the "NAVs"), and preparation of shareholder reports.

The Advisor provides certain internal  administrative  services to the Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.10%
and 0.05% of the average  daily net assets of the Class Y-1 and Class Y-2 shares of the Funds,  respectively.  These  internal  administrative  services  include attending  to  shareholder  correspondence,  requests and  inquiries,  and other
communications  with  shareholders;   assisting  with  exchanges  and  with  the
processing of purchases and redemptions of shares;  preparing and  disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing  non-advisory  relationships  with entities providing services to the
Class Y-1 and Class Y-2 shares, including the transfer agent. From time to time, payments may be made to  affiliates  of the Advisor by the Funds or the Advisor, out of the Advisor's own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price of each Fund's  shares is based on its NAV.  The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its  outstanding  shares.  Shares  are only  valued as of the close of regular  trading on the New York Stock  Exchange (the  "Exchange")  each day the
Exchange is open. The Exchange  normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund  values  its  investments  for which  market  quotations  are  readily available at market value.  Each Fund values  short-term  investments  that will mature within 60 days at amortized

                                       56

cost, which  approximates  market value.  Each Fund values all other investments and assets at their fair value.

The Funds translate prices for their  investments  quoted in foreign  currencies into U.S. dollars at current  exchange rates. As a result,  changes in the value of those  currencies  in  relation  to the U.S.  dollar may affect a Fund's NAV.
Because foreign  markets may be open at different  times than the Exchange,  the value of a Fund's  shares may change on days when  shareholders  are not able to buy or sell them. If events materially  affecting the values of a Fund's foreign investments  (in the opinion of the Advisor and the  subadvisors)  occur between the close of foreign  markets and the close of regular  trading on the Exchange, or if  reported  prices are  believed by the  Advisor or the  subadvisors  to be unreliable,  these investments will be valued at their fair value. The Funds may rely on third-party  pricing vendors to monitor for events materially  affecting the values of the Funds' foreign investments during the period between the close of foreign markets and the close of regular  trading on the Exchange.  If events occur that materially affect the values of the Funds' foreign  investments,  the third-party pricing vendors will provide revised values to the Funds.

If market  quotations  are not  readily  available  for a Fund's  investment  in
domestic  securities,   such  as  restricted  securities,   private  placements,
securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid  securities,  these  investments  will be valued at their fair value.  While  fair  value  pricing  may be more  commonly  used with the Funds'
foreign  investments,  fair  value  pricing  also  may  be  used  with  domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using  closing  market  prices.
Also, due to the subjective  nature of fair value pricing,  a Fund's value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This  prospectus  offers  you a choice of three  classes of shares of the Funds:
Class Y-1, Class Y-2, and Class Y-3 shares. (In this prospectus,  the Class Y-1,
Class  Y-2,  and Class Y-3  shares  are  together  referred  to as the  "Class Y
Shares.")  This allows you to choose  among  different  levels of  services  and ongoing operating expenses, as illustrated in the "Fees and Expenses" section of this prospectus.

Class Y Shares  generally  are  available  only to clients of the Advisor and to institutional  investors  (including  certain  retirement  plans,  which include defined  benefit  and  defined  contribution  plans)  that meet the  eligibility requirements  presented  below. The class of shares that is best for you depends on a  number  of  factors,  such  as  whether  you  are  a  retirement  plan  or non-retirement plan investor,  the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper,  or your  financial  advisor,  as to  which  share  class  is most appropriate for you. Here is a summary of the differences among the Funds' Class
Y-1, Class Y-2, and Class Y-3 shares:

                                       57

Class Y-1 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: 0.25%

     o    Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares  and  Class  Y-3  shares  because  of the  12b-1  and  internal administrative fees paid by Class Y-1 shares to the Advisor.

     o    Minimum Purchase or Eligibility Requirements:  Must have invested over
          $50  million  in the Funds (in the case of defined  contribution  plan investors)  or at least $10  million (in the case of  investors  other than defined contribution plans) in the Funds.

     o    Shareholder  Services:  Full  shareholder  servicing  is  performed by
          Mercer and/or its affiliates, including communication with third-party
          administrators,   and  the   Class   Y-1   shares   pay  an   internal
          administrative fee for these services.

Class Y-2 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: None

     o    Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares;  higher annual expenses,  and lower dividends,  than Class Y-3 shares, because of the internal  administrative fees paid by Class Y-2 shares to the Advisor.

     o    Minimum  Purchase or Eligibility  Requirements:  Must have invested at least  $100  million  in the  Funds  or  entered  into  an  Investment
          Management Agreement with the Advisor or its affiliates. Retirement or other benefit plans of the Advisor and any of its affiliates  also may invest in Class Y-2  shares.  Class Y-2  shares are not  available  to certain defined contribution plans. Please consult the Advisor.

     o    Shareholder   Services:   Certain  limited  shareholder  servicing  is
          performed by the Advisor or its  affiliates,  and the Class Y-2 shares pay an internal administrative fee for these services.

Class Y-3 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: None

                                       58

     o    Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.

     o    Minimum Purchase or Eligibility  Requirements:  Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds (excluding defined
          contribution   plans).   The  MGI  Collective   Trust,   discretionary
          investment  management  clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.  Please consult the Advisor.

     o    Shareholder  Services:  No  shareholder  servicing is performed by the
          Advisor or its  affiliates  at the Class level,  as it is  anticipated that  shareholder  servicing  will be performed  at the client  level.
          Shareholder servicing arrangements for holders of Class Y-3 shares are customized  to each  specific  client  and are not  paid  for from the assets of the Funds.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder  services,  or "12b-1 plan," to finance the provision of certain  marketing  services and  shareholder services  to owners of Class Y-1  shares of the  Funds.  The plan  provides  for payments  at annual  rates  (based on average net assets) of up to 0.25% of each
Fund's  Class  Y-1  shares.  These  fees  are  used  to pay  fees  to  financial intermediaries,  such as qualified  dealers and  retirement  recordkeepers,  for providing  certain  marketing and shareholder  services.  Because these fees are paid out of the  Funds'  assets or income on an ongoing  basis,  over time these fees will  increase  the cost of your  investment  (reducing  the return of your investment) and may cost you more than paying other types of sales charges.  For investors in defined  contribution  plans administered by Mercer HR Services LLC
("Mercer  Services"),  an affiliate of the Advisor that provides  administrative services to retirement plans,  these fees may be paid to Mercer Services.  Also, these fees may be paid to the Advisor,  or to Mercer  Securities,  a division of
MMC  Securities  Corp.,  an affiliate of the Advisor,  in connection  with their providing marketing services for the Class Y-1 shares of the Funds.

Purchasing Class Y Shares

The Funds sell their  Class Y Shares at the  offering  price,  which is the NAV.
Class Y Shares may not be  available  through  certain  financial  advisors  and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with  cash,  when  consistent  with the  Fund's  investment  objective  and policies.  Acceptance of such  purchases  will be at the  Advisor's  discretion.
Contact the Advisor for further information.

Purchasing Class Y-1 and Class Y-2 Shares

Class Y-1 and Class Y-2 shares may be purchased  through your financial  advisor or directly by contacting  PFPC Inc.,  the Funds'  transfer agent (the "transfer agent"), located at PO Box 9811,

                                       59

Providence,   Rhode  Island  02940-8011.  If  you  are  a  defined  contribution retirement plan, Class Y-1 shares also may be purchased  through your retirement plan administrator or recordkeeper.  Your financial advisor, the Funds' transfer agent or your  retirement plan  administrator  or  recordkeeper,  as applicable, generally  must  receive  your  completed  buy order before the close of regular trading on the  Exchange  for your  shares to be bought at that  day's  offering price. Your financial advisor or retirement plan  administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the
Funds'  transfer agent,  and may charge you for these  services.  If you wish to purchase  shares  directly  from the Funds,  you may  complete an order form and write a check for the amount of Class Y Shares that you wish to buy,  payable to the Trust. Return the completed form and check to the Funds' transfer agent.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy
Class Y-3 shares should contact the Advisor.

The Funds may  periodically  close to new  purchases  of  shares.  The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual  funds must  obtain  and verify  information  that  identifies  investors opening new accounts.  If a Fund is unable to collect the required  information, the Fund or its agents may not be able to open a Fund  account.  Investors  must provide their full name, residential or business address, social security or tax identification  number,  and date of birth (as  applicable).  Entities,  such as trusts,  estates,  corporations,  and  partnerships,  must  also  provide  other identifying  information.  The  Funds  or their  agents  may  share  identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying  information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares  back to the Funds on any day the  Exchange  is open,  through  the  Advisor,  your plan  administrator  or  recordkeeper,  your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class Y Shares.  Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional  client of the Advisor (or its affiliates) that owns
Class Y Shares,  contact the Advisor or the Funds'  transfer  agent to sell your
Class Y Shares.  The Funds'  transfer  agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.  The Advisor may  establish  an earlier time by which it must receive instructions  from its  clients in order for its  clients to receive  that day's
NAV.

If you are not an  institutional  client of the Advisor,  contact your financial advisor or the Funds' transfer agent directly, as applicable, to sell your Class
Y Shares.  Your financial advisor or the Funds' transfer agent must receive your request in proper form before the close of regular  trading on the  Exchange for you to receive that day's NAV.

                                       60

If you are a participant in a defined contribution retirement plan, contact your plan  administrator  or  recordkeeper  to sell your  Class Y  Shares.  Your plan administrator  or  recordkeeper  must receive your request in proper form before the close of regular  trading on the Exchange for you to receive that day's NAV.
Your plan  administrator or recordkeeper  will be responsible for forwarding the request to the Funds'  transfer  agent on a timely  basis and may charge you for his or her services.

Payments by the Funds

Each Fund  generally  sends you payment for your Class Y Shares the business day after your  request is  received.  Under  unusual  circumstances,  the Funds may suspend redemptions,  or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund  reserves the right to pay  redemptions  "in-kind"  (i.e.,  payment in securities  rather  than  cash) if the value of the Class Y shares  that you are redeeming  is large enough to affect a Fund's  operations  (for  example,  if it represents  more than $250,000 or 1% of a Fund's  assets).  In these cases,  you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below  the  Funds'  minimum  account  level or if you are  deemed  to  engage in activities  that are illegal (such as late trading) or otherwise  believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00%  short-term  trading fee will apply to  redemptions  of shares that have been held less than 30 days, including  redemptions  described in this section.

Exchanging Class Y Shares

If you want to switch your  investment  from one Fund to another  Fund,  you can exchange  your Class Y-1,  Class Y-2, or Class Y-3 shares,  as  applicable,  for shares of the same class of another Fund at NAV.

If you hold your  Class Y-1 or Class Y-2  shares  through a  financial  advisor, contact the  financial  advisor  regarding  the details of how to exchange  your shares.  If you hold your Class Y-1 or Class Y-2 shares directly with the Funds, contact  the  Funds'  transfer  agent,  and  complete  and  return  an  Exchange
Authorization  Form,  which is available  from the transfer  agent.  A telephone exchange  privilege  is  currently  available  for  exchanges  of  amounts up to
$500,000 in Class Y-1 or Class Y-2  shares.  If you hold your Class Y-1 or Class
Y-2  shares  through a  retirement  plan,  contact  your plan  administrator  or recordkeeper  regarding the details of how to make an exchange. If you own Class
Y-3 shares,  contact the Advisor  regarding  the details of how to exchange your shares.  Ask the Advisor,  your financial  advisor,  your plan  administrator or recordkeeper, or the Funds' transfer agent for a prospectus of the Funds.

                                       61

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term  trading.  As described  above,  excessive  exchange  activity may  interfere  with  portfolio management  and have an adverse  effect on all  shareholders.  In order to limit excessive  exchange  activity and otherwise to promote the best interests of the
Funds,  each Fund will  impose a  short-term  trading  fee of 2.00% of the total exchange amount  (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange  privilege, limit the amount or number of exchanges,  or reject any exchange.  The Fund into which you would like to exchange  also may reject your  exchange.  These actions may apply to all shareholders or only to those  shareholders whose exchanges the
Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds.  Consult the Funds, the Advisor,  or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The  Funds,  the  Advisor,  and  MGI  Funds  Distributors,   Inc.,  the  Trust's
distributor (the "Distributor"),  reserve the right to reject any purchase order for any  shares  of any class of the  Funds  for any  reason.  The Funds are not designed to serve as vehicles  for  frequent  trading in response to  short-term fluctuations in the securities markets. Accordingly,  purchases, including those that  are part of  exchange  activity,  that  the  Funds,  the  Advisor,  or the
Distributor  has determined  could involve actual or potential harm to the Funds may be  rejected.  Frequent  trading  of  Fund  shares  may  lead  to  increased transaction  costs  to the  Funds,  less  efficient  management  of  the  Funds'
portfolios (by disrupting portfolio investment strategies), and taxable gains to the  remaining  shareholders,  resulting  in dilution of the value of the shares held by long-term shareholders. The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent  trading called time-zone  arbitrage,  where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund's securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S.  Small/Mid  Cap  Value  Equity  Fund) or in Funds  that  invest  in thinly-traded  securities (such as high yield  securities,  which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following  policies and  procedures  that are designed to restrict  frequent purchases  and  redemptions  of the  Funds'  shares.  Each  Fund  will  impose a short-term  trading fee of 2.00% of the total redemption  amount  (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.  The  short-term  trading  fee is paid  directly  to the  Funds  and is designed  to offset  brokerage  commissions,  market  impact,  and  other  costs associated with short-term trading. The short-term trading fee will not apply in the following  circumstances:  redemptions  to pay  distributions  or loans from certain defined contribution plans; redemptions for loan repayment;  redemptions from certain omnibus accounts;  redemptions in the event of shareholder death or post-purchase  disability;  redemptions made as part of a systematic  withdrawal plan;  transactions

                                       62

in  defined   contribution   plans  for  which   Mercer   Services  is  not  the
administrator;  redemptions by the MGI Collective  Trust; and transactions for a discretionary  investment  management  client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor
retains   discretion  to  effect  the   redemption  on  behalf  of  the  client.
Furthermore,  exchanges by plan participants in defined  contribution  plans for which Mercer  Services is the  administrator  will be subject to the  short-term trading fee only with respect to shares that were purchased by exchange  (rather than by  contribution).  For  purposes of  determining  whether  the  short-term trading fee  applies,  the shares  that were held the  longest  will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees. Please see the SAI for details.

In addition to the  short-term  trading fee, the Board has adopted the following additional  policies and procedures.  Any shareholder  that is confirmed to have initiated four or more round trips (via exchanges or redemptions),  all equal to or  greater  than  $10,000  in value  within a 180-day  period,  will  receive a warning.  If  subsequent  activity of two or more round trips occurs  within 180 days, the shareholder's  exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do  not  apply  to the  MGI  Collective  Trust  or to  discretionary  investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these  policies and  procedures  will be effective in limiting  frequent  trading in all accounts.  For example,  the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying  shareholders  that occurs  through  omnibus  accounts  maintained by broker-dealers or other financial intermediaries.

As discussed in "Redemptions by the Funds" earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions.  Each Fund has qualified,  or intends to qualify,  as a regulated investment  company under the Internal  Revenue Code. As a regulated  investment company,  each Fund generally pays no federal income tax on the income and gains the Fund  distributes  to you.  Income  dividends,  if any, from net  investment income are normally  declared and paid once each year in December.  Net realized capital  gains,  if any, are  distributed at least  annually.  The amount of any distributions  will vary,  and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an  institutional  shareholder  of the  Class Y Shares  of a Fund,  you will receive income  dividends and capital gains  distributions in additional Class Y
Shares of the Fund, unless you notify the Advisor,  your financial  advisor,  or the Funds'  transfer  agent in writing  that you elect to receive  them in cash.
Distribution  options may be changed by shareholders at any time by requesting a

                                       63

change in  writing.  All  dividends  and  capital  gains  distributions  paid to retirement plan  shareholders  will be automatically  reinvested.  Dividends and distributions  are  reinvested on the  reinvestment  date at the net asset value determined at the close of business on that date.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you received the previous  calendar year.  Taxable distributions  declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December.  The
Funds may reclassify income after your tax reporting statement is mailed to you.
Prior to issuing  your  statement,  the Funds  make  every  effort to search for
reclassified   income  to  reduce  the  number  of  corrected  forms  mailed  to shareholders.  However, when necessary, the Funds will send you a corrected Form
1099-DIV to reflect reclassified income information.

Avoid "Buying A Dividend." If you are a taxable investor and invest in the Class
Y Shares of a Fund shortly before the record date of a taxable distribution, the distribution  will  lower the value of the  Fund's  shares by the  amount of the distribution  and, in effect,  you will receive some of your  investment back in the form of a taxable distribution.

Taxes

Tax  Considerations.  Dividends  and capital gains  distributed  by the Funds to tax-deferred  retirement plan accounts are not taxable currently. In general, if you are a taxable  investor,  Fund  distributions  are  taxable to you at either ordinary  income or capital  gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For  federal  income  tax  purposes,  if  you  are  a  taxable  investor,   Fund
distributions of short-term capital gains are taxable to you as ordinary income.
Fund  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends  designated by certain of the Funds may be qualified  dividend  income eligible for taxation by  individual  shareholders  at long-term  capital  gains rates,  provided  certain holding period  requirements  are met.  Because income dividends  from  interest  on debt  securities  continue  to be taxed at  higher ordinary  income tax rates,  the  dividends  paid by the MGI Core  Opportunistic
Fixed Income Fund and MGI US Short Maturity Fixed Income Fund generally will not qualify for this favorable tax treatment.

Redemptions and Exchanges.  When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes,  an exchange of your Class Y Shares of one  Fund  for  Class  Y  Shares  of a  different  Fund  is the  same as a sale.
Generally,  exchanges  within a  tax-deferred  retirement  plan account will not result in a capital  gain or loss for  federal  or state  income  tax  purposes.
Distributions  taken from a retirement  plan  account,  however,  generally  are taxable as ordinary income.

Back-Up  Withholding.  By law,  if you do not  provide a Fund  with your  proper taxpayer identification number and certain required  certifications,  you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds  from the sale of your  shares.  A Fund also must  withhold  if the IRS instructs the Fund to do so. When  withholding  is required,  the amount will be
28% of any distributions or proceeds paid.

                                       64

Other. If you are a taxable investor, Fund distributions and gains from the sale of your Fund shares  generally are subject to state and local taxes. Any foreign taxes  that a Fund pays on its  investments  may be passed  through  to you as a foreign tax credit.  Non-U.S.  investors may be subject to U.S. withholding at a
30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S.
tax certification requirements.

Receipt of Excess  Inclusion  Income by a Fund.  Income  received by a Fund from equity  interests  in certain  mortgage  pooling  vehicles,  either  directly or through  an  investment  in a real  estate  investment  trust  that  holds  such interests  or  qualifies  as a taxable  mortgage  pool,  is  treated  as "excess inclusion  income." In general,  this income is required to be allocated to Fund shareholders  in proportion to dividends paid with the same  consequences  as if the shareholders directly received the excess inclusion income. Excess inclusion income:  (1) may  not be  offset  with  net  operating  losses;  (2)  represents unrelated business taxable income in the hands of a tax-exempt  shareholder that is not a disqualified  organization (as defined below);  and (3) is subject to a
30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person,  without regard to otherwise applicable  exemptions or rate  reductions.  A Fund must pay the tax on the Fund's excess inclusion income that is allocable to  "disqualified  organizations,"  which are  generally:  (i)
certain  cooperatives;   (ii)  governmental   entities;   and  (iii)  tax-exempt
organizations  unless such an  organization  is subject to the tax on  unrelated business taxable income. To the extent that Fund shares owned by a "disqualified organization"  are held in record name by a broker-dealer or other nominee,  the
Fund must  inform the  broker-dealer  or other  nominee of the excess  inclusion income  allocable to the  broker-dealer  or nominee,  and the  broker-dealer  or nominee must pay the tax on the portion of the Fund's  excess  inclusion  income allocable  to the  broker-dealer  or  nominee  on  behalf  of the  "disqualified organization."

This  discussion  is not  intended  to be  used  as  tax  advice.  Because  each investor's  tax situation is unique,  you should  consult your tax  professional about  federal,  state,  local,  or foreign tax  consequences  before  making an investment in a Fund.

                                       65

Financial Highlights

The Financial  Highlights  table is meant to help you  understand  the financial performance  of each  Fund  since  the  Fund's  inception.  Certain  information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that you would have earned (or lost) on an investment in a Fund,  assuming  reinvestment  of all  dividends  and  distributions.  This information has been audited by Deloitte & Touche LLP, an Independent Registered
Public  Accounting  Firm,  whose  report,   along  with  each  Fund's  financial
statements,  are included in the Trust's annual report, which is incorporated by reference and available upon request.

Financial  highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial  information about the Fund. Class Y-1 shares and Class
Y-2  shares  of the Funds had not  commenced  operations  as of the date of this prospectus, and financial highlights are not yet available for those shares. The returns  of the  Class Y-1  shares  and the Class  Y-2  shares  would  have been substantially similar to the returns of the Class Y-3 shares; however, Class Y-1 shares are  subject to a 12b-1 fee,  while Class Y-2 shares and Class Y-3 shares are not,  and Class Y-1 shares and Class Y-2 shares are  subject to an  internal administrative fee, while Class Y-3 shares are not. Had the Class Y-1 shares and the Class Y-2 shares of the Funds been operational  during the period shown, the dividend  distributions (if any) and investment performance of the Class Y-1 and
Class Y-2 shares would have been lower.

                                       66

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                            Class Y-3
                                                                           ---------------------- ----------------------
                                                                                Year ended            Period ended
                                                                                 03/31/07              03/31/06(a)

Net asset value at beginning of period                                          $10.58                 $10.00

Net investment income+                                                            0.04                   0.02
Net realized and unrealized gain on investments                                   0.09                   0.62

Total income from investment operations                                           0.13                   0.64

Less dividends and distributions:

   From net investment income                                                    (0.02)                 (0.01)
   From net realized gain on investments                                         (0.15)                 (0.05)
                                                                                 (0.17)                 (0.06)
Total dividends and distributions

Net asset value at end of period                                           $     10.54            $     10.58
Total investment return(b)                                                        1.28%                  6.35%**

Ratios / Supplemental Data:
   Net investment income to average daily net assets                              0.40%                  0.34%*
   Net expenses to average daily net assets                                       0.57%                  0.55%*
   Total expenses (before reimbursement) to average daily net assets              0.75%                  0.90%*
Portfolio turnover rate                                                             77%                    63%**
Net assets at end of period (in 000's)                                        $308,879                $190,991

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

                                       67

MGI US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                            Class Y-3
                                                                           ---------------------- ---------------------
                                                                                Year ended            Period ended
                                                                                 03/31/07             03/31/06(a)

Net asset value at beginning of period                                     $     10.82            $     10.00

Net investment income+                                                            0.19                   0.11
Net realized and unrealized gain on investments                                   1.10                   0.79

Total income from investment operations                                           1.29                   0.90

Less dividends and distributions:

   From net investment income                                                    (0.14)                 (0.03)
   From net realized gain on investments                                         (0.20)                 (0.05)

Total dividends and distributions                                                (0.34)                 (0.08)

Net asset value at end of period                                           $     11.77            $     10.82
Total investment return(b)                                                       11.98%                   9.03%**

Ratios / Supplemental Data:
   Net investment income to average daily net assets                              1.67%                   1.66%*
   Net expenses to average daily net assets                                       0.55%                   0.53%*
   Total expenses (before reimbursement) to average daily net assets              0.72%                   0.88%*
Portfolio turnover rate                                                             67%                     22%**
Net assets at end of period (in 000's)                                        $314,038                $196,799

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

                                       68

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                         Class Y-3
                                                                        ---------------------- ---------------------
                                                                             Year ended            Period ended
                                                                              03/31/07             03/31/06(a)

Net asset value at beginning of period                                       $11.99                 $10.00

Net investment loss+                                                          (0.05)                 (0.03)
Net realized and unrealized gain on investments                                0.37                   2.15

Total income from investment operations                                        0.32                   2.12

Less dividends and distributions:

   From net realized gain on investments                                      (0.65)                 (0.13)

Net asset value at end of period                                        $     11.66            $     11.99
Total investment return(b)                                                     2.75%                 21.32%**

Ratios / Supplemental Data:
   Net investment loss to average daily net assets                            (0.43)%                (0.41)%*
   Net expenses to average daily net assets                                    0.92%                  0.90%*
   Total expenses (before reimbursement) to average daily net assets           1.15%                  1.44%*
Portfolio turnover rate                                                          77%                    72%**
Net assets at end of period (in 000's)                                     $132,178                $87,340

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

                                       69

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                              Class Y-3
                                                                             ---------------------- ---------------------
                                                                                  Year ended            Period ended
                                                                                   03/31/07             03/31/06(a)

Net asset value at beginning of period                                            $11.03                 $10.00

Net investment income+                                                              0.10                   0.02
Net realized and unrealized gain on investments                                     0.75                   1.05

Total income from investment operations                                             0.85                   1.07

Less dividends and distributions:

   From net investment income                                                      (0.06)                 (0.01)
   From net realized gain on investments                                           (0.50)                 (0.03)

Total dividends and distributions                                                  (0.56)                 (0.04)

Net asset value at end of period                                             $     11.32            $     11.03
Total investment return(b)                                                          7.90%                 10.79%**

Ratios / Supplemental Data:
   Net investment income to average daily net assets                                0.93%                  0.25%*
   Net expenses to average daily net assets                                         0.92%                  0.90%*
   Total expenses (before reimbursement) to average daily net assets                1.17%                  1.33%*
Portfolio turnover rate                                                              139%                    23%**
Net assets at end of period (in 000's)                                          $118,166                $82,779

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

                                       70

MGI Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                        Class Y-3
                                                                                    ----------------------
                                                                                       Period ended
                                                                                        03/31/07(a)

Net asset value at beginning of period                                                     $12.17

Net investment income+                                                                       0.06
Net realized and unrealized gain on investments                                              1.55

Total income from investment operations                                                      1.61

Less dividends and distributions:

   From net investment income                                                               (0.02)

Net asset value at end of period                                                        $   13.76
Total investment return(b)                                                                  13.24%**

Ratios / Supplemental Data:
   Net investment income to average daily net assets                                         0.75%*
   Net expenses to average daily net assets                                                  0.82%*
   Total expenses (before reimbursement) to average daily net assets                         1.06%*
Portfolio turnover rate                                                                        36%**
Net assets at end of period (in 000's)                                                   $475,351

(a)  Class commenced operations on August 18, 2006.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the period shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

                                       71

MGI Core Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                             Class Y-3
                                                                            --------------------- ----------------------
                                                                                 Year ended           Period ended
                                                                                  03/31/07             03/31/06(a)

Net asset value at beginning of period                                            $9.89                $10.00

Net investment income+                                                             0.48                  0.27
Net realized and unrealized gain (loss) on investments                             0.14                 (0.27)

Total income from investment operations                                            0.62                  0.00

Less dividends and distributions:
   From net investment income                                                     (0.30)                (0.11)

Net asset value at end of period                                            $     10.21           $      9.89
Total investment return(b)                                                         6.30%                (0.02)%**

Ratios / Supplemental Data:
   Net investment income to average daily net assets                               4.74%                 4.31%*
   Net expenses to average daily net assets                                        0.37%                 0.35%*
   Total expenses (before reimbursement) to average daily net assets               0.55%                 0.76%*
Portfolio turnover rate                                                             244%                  282%**
Net assets at end of period (in 000's)                                         $465,912              $209,590

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

                                       72

MGI US Short Maturity Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                           Class Y-3
                                                                          ---------------------- ---------------------
                                                                               Year ended            Period ended
                                                                                03/31/07             03/31/06(a)

Net asset value at beginning of period                                          $9.98                 $10.00

Net investment income+                                                           0.48                   0.24
Net realized and unrealized gain (loss) on investments                           0.06                  (0.11)

Total income from investment operations                                          0.54                   0.13

Less dividends and distributions:
   From net investment income                                                   (0.47)                 (0.15)

Net asset value at end of period                                          $     10.05            $      9.98
Total investment return(b)                                                       5.51%                  1.34%**

Ratios / Supplemental Data:
   Net investment income to average daily net assets                             4.76%                  4.00%*
   Net expenses to average daily net assets                                      0.32%                  0.30%*
   Total expenses (before reimbursement) to average daily net assets             1.00%                  1.31%*
Portfolio turnover rate                                                           186%                   121%**
Net assets at end of period (in 000's)                                        $58,509                $16,764

(a)  Class commenced operations on August 22, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

                                       73

                                    APPENDIX

                      SUPPLEMENTAL PERFORMANCE INFORMATION

                      Prior Performance of the Subadvisors

Because the employees of certain  subadvisors  who manage the Funds have advised other accounts in a  substantially  similar manner to the way in which the Funds are  managed,  the  following  supplemental  performance  information  is  being provided  to assist  prospective  investors  in making  an  informed  investment decision.  Certain  subadvisors  have managed private  investment  companies and certain  advisory  accounts  that  have  investment  objectives,  policies,  and strategies that are substantially similar, but not necessarily identical, to the investment objectives, policies, and strategies of the Funds.

For each  subadvisor  (except  as  otherwise  noted),  we have  presented  prior performance  information for all investment companies and advisory accounts with substantially  similar  investment  objectives,  policies and  strategies to the
Funds (together,  the "Subadvisor  Composites") that each subadvisor subadvises.
The Advisor requires each subadvisor to include in its Subadvisor  Composite the performance  of all  substantially  similar  advisory  accounts  and  investment companies of the  subadvisor  to help ensure that the  subadvisor is showing the performance  of all such advisory  accounts and  investment  companies,  and not solely the best  performing  advisory  accounts and  investment  companies.  The
Advisor has required each subadvisor that includes Subadvisor Composites to make certain representations  concerning the appropriate presentation and calculation of the Subadvisor Composites' performance.

THE  SUBADVISOR  COMPOSITES'  PERFORMANCE IS NO GUARANTEE OF RESULTS IN MANAGING
THE FUNDS. THE SUBADVISOR COMPOSITES' PERFORMANCE FIGURES ARE NOT THE HISTORICAL
PERFORMANCE OF THE FUNDS,  ARE SEPARATE AND DISTINCT FROM THE FUNDS,  AND SHOULD
NOT  BE  CONSIDERED  AS  A  SUBSTITUTE  FOR  THE  FUNDS'  OWN  PERFORMANCE.  The
performance  of  the  Subadvisor   Composites  may  not  be  comparable  to  the
performance of the Funds because of the following:

     o    brokerage commissions and dealer spreads,

     o    expenses (including management fees),

     o    the size of the investment in a particular security in relation to the overall portfolio size,

     o    the  timing of  purchases  and sales  (including  the effect of market conditions at that time),

     o    the timing of cash flows into the portfolio, and

     o    the availability of cash for new investments.

The  performance of the Subadvisor  Composites also may not be comparable to the performance  of the Funds because the Subadvisor  Composites,  unlike the Funds, are not registered  under the 1940 Act, and,  consequently,  may not be required to:

                                      A-1

     o    redeem shares upon request,

     o    meet certain diversification requirements, or

     o    comply  with the tax  restrictions  and  investment  limitations  that govern mutual funds.

The prior  performance of the Subadvisor  Composites has been  calculated net of fees  and  trading  expenses.  The  total  operating  fees and  expenses  of the
Subadvisor  Composites  may be lower than the total  operating  expenses  of the
Funds,  in which case the Subadvisor  Composites'  performance  shown would have been lower had the total  operating  expenses  of the Funds been used to compute the Subadvisor Composites' performance.

The table on the following  page shows the average  annual total returns of each
Subadvisor  Composite  for the periods  ended June 30, 2007.  Also  included for comparison  are  performance  figures  for  each  Fund's  benchmark,  and  other broad-based securities market indexes.

WHEN  CONSIDERING  THE  SUBADVISOR  COMPOSITES,  INVESTORS  SHOULD NOTE  UNUSUAL
SHORT-TERM  PERFORMANCE  CANNOT BE SUSTAINED  INDEFINITELY,  AND  INVESTORS  ARE
ADVISED TO REVIEW SHORT-,  INTERMEDIATE-,  AND LONG-TERM RETURNS WHEN EVALUATING
PERFORMANCE.  PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. IN ADDITION, THE
PERFORMANCE INFORMATION PRESENTED FOR THE SUBADVISOR COMPOSITES IS CURRENT AS OF
THE DATE  SHOWN,  BUT MAY NOT BE  CURRENT AS OF THE DATE YOU ARE  REVIEWING  THE
APPENDIX.  CONSEQUENTLY,  THE PERFORMANCE OF THE SUBADVISOR  COMPOSITES MAY VARY
FROM THAT SHOWN.

THE  PERFORMANCE  OF  EACH  SUBADVISOR  COMPOSITE  SHOWN  WAS  PREPARED  BY  THE
SUBADVISOR AND NOT BY THE ADVISOR.  THE ADVISOR  BELIEVES THAT SUCH  THIRD-PARTY
INFORMATION  IS RELIABLE,  BUT DOES NOT GUARANTEE ITS ACCURACY,  TIMELINESS,  OR
COMPLETENESS.

                                      A-2

                                                      Average Annual Total Returns (%) - Periods Ending June 30, 2007
                                                   --------------------------------------------------------------------
                                                       1 Year          3 Years          5 Years           10 Years
                                                   --------------- ---------------- ----------------- -----------------
LARGE CAP GROWTH EQUITY
Sands Large Cap Growth                                 10.90            6.24            10.14            8.46
INTECH Large Cap Growth                                12.25            7.78            10.85           11.58
Winslow Large Cap Growth                               19.08            12.37           10.67            6.75
Russell 1000(R) Index                                  20.43            12.48           11.57            8.64
Russell 1000 Growth(TM) Index                          19.04            8.95             9.53            6.93

LARGE CAP VALUE EQUITY
Lord Abbett Large Cap Value                            18.17            11.47            N/A             N/A
Pzena Large Cap Value                                  23.38            14.74           15.40            N/A
Numeric Large Cap Value                                 N/A              N/A             N/A             N/A
Russell 1000(R) Index                                  20.43            12.48           11.57            8.64
Russell 1000 Value(TM) Index                           21.87            16.01           13.63           10.58

SMALL/MID CAP GROWTH EQUITY
Westfield Small/Mid Cap Growth Equity                  24.53            17.65           15.52           14.02
Mazama Small/Mid Cap Growth                            19.01            13.02           19.04            N/A
Russell 2500(TM) Index                                 18.74            15.00           15.72           11.52
Russell 2500 Growth(TM) Index                          19.03            13.70           15.07            9.60

SMALL/MID CAP VALUE EQUITY
AQR Small/Mid Cap Value                                16.96             N/A             N/A             N/A
NWQ Small/Mid Cap Value                                20.00             N/A             N/A             N/A
Wells Small Cap Value Non-Taxable                      16.47            14.61           15.58           15.33
Russell 2500(TM) Index                                 18.74            15.00           15.72           11.52
Russell 2500 Value(TM) Index                           18.41            16.12           16.34           13.36

NON-US EQUITY
GMO International Disciplined Equity                   27.23            23.49           19.63            N/A
AllianceBernstein International Large Cap Growth       23.04            19.78           15.57            7.64
EAFE Plus
AllianceBernstein International Strategic Value        31.50            28.60           22.80            N/A
MSCI EAFE(R) Index                                     27.00            22.40           18.62            9.06
Lazard Emerging Markets Equity                         47.80            42.72           33.24           10.50
MSCI Emerging Markets(R) Index                         44.99            38.28           30.93            N/A

CORE OPPORTUNISTIC FIXED INCOME
BlackRock Core Plus                                     5.03            3.89             4.69            N/A
Western Core Full Discretion                            6.61            5.03             6.37            7.16
Lehman Brothers Aggregate(TM) Index                     6.12            4.04             4.57            6.09
MacKay Shields High Yield Active Core                  10.13            7.66            10.32            7.33
Merrill Lynch High Yield Master II(R)                  11.75            9.02            11.89            6.59

SHORT MATURITY FIXED INCOME
Aberdeen Core Short Duration                            5.81            3.60             3.45            4.85
Lehman Brothers Govt/Corp 1-3 Yr(TM)                    5.34            3.16             3.21            4.93

                                      A-3

Disclosures:

Past  performance  is not a guarantee  of future  performance.  The  performance
record   represents  the  client  composite  track  records  of  the  underlying investment  managers  in the  MGI  program,  and not the  track  records  of MGI clients. Performance figures have been reported on a net-of-fees basis, based on the  separate  or  commingled  account  composite  record of the  managers.  The information  on  investment  management  firms  has  been  obtained  from  those investment  management firms. MGI makes no  representations  or warranties as to the accuracy of such  information,  and accepts no  responsibility  or liability
(including for indirect,  consequential,  or incidental  damages) for any error, omission, or inaccuracy in such information.

Sands Capital

The Sands Large Cap Growth  Composite  contains  fully  discretionary  accounts.
Effective  April 1, 1997,  the minimum  account  size for this  Composite  is $3 million.  The minimum  account size was $1 million from February 7, 1992 through
March  31,  1997.  Results  are  based on  fully  discretionary  accounts  under management,  including  those  accounts no longer with the firm.  Non-fee paying accounts are not included in the  Composite.  Time-weighted  rates of return are adjusted for  significant  cash flows with geometric  linking of all periods and sub-periods.  The U.S.  dollar  is the  currency  used to  express  performance.
Leverage  is not used in the  Composite.  Sands  Capital's  standard  annual fee schedule is 0.75% on the first $50 million of assets under management, and 0.50%
on assets under management greater than $50 million.

INTECH

The INTECH  Large Cap Growth  Composite  includes all fully  discretionary,  fee paying,  separately  managed accounts  invested in this strategy.  This strategy pursues a  risk-controlled  approach to manage a  well-diversified  portfolio of large  capitalization  securities.  The Composite was created in July 1993. From
January 1997 through  June 2001,  the  Composite  contained  one non-fee  paying account  managed for the then parent company of INTECH.  Account returns are net of transaction  costs and gross of  non-reclaimable  withholding  taxes, if any.
Account returns reflect the reinvestment of dividends and other earnings and any deductions for investment  management  fees, as described in Part II of INTECH's
Form ADV. Monthly  Composite  returns are calculated by weighting each account's monthly return by its relative beginning market value. All returns are expressed in U.S. dollars. Your principal may be at risk during certain market periods.

Winslow

Winslow is an investment adviser that invests primarily in U.S.-based, large cap growth equity securities.  Winslow does not use any form of leverage in managing its portfolios. Winslow is an independent investment management firm, and is not affiliated  with any parent  organization.  Performance  data reflects the total return of all Winslow  tax-exempt large cap growth accounts on a dollar-weighted basis in the composite,  calculated in U.S.  dollars.  Accounts with significant client-imposed  investment  restrictions  are not included.  The minimum account size  required  for an account to be  included in the  composite  is $5 million.
Performance  data for the Large Cap Growth  composite begins on July 1, 1992 and is GIPS(R)  compliant from October 1, 1992, going forward.  Performance  returns from July 1, 1992 to  September  30,  1992 are not in  compliance  with  GIPS(R)
because the Large Cap Growth composite  consisted of two representative  taxable accounts,  the only  accounts  managed  for the  complete  quarter.  Performance results for the full historical period are  time-weighted.  Quarterly  composite performance  results for the full  historical  period are  dollar-weighted.  The performance  results  reflect the  reinvestment of dividends and other earnings.
Trade  date  accounting  is used for the full  historical  period.  For the full historical  period,  all of the composite  accounts were fee-paying  portfolios.
Performance  results  are net of  management  fees.  Net  performance  has  been calculated by deducting the highest fee payable by an account in this composite, as follows: 0.75% of assets, annually, from July 1992 to December 2001; 0.65% of assets,  annually,  from January 2002 to June 2004;  0.70% of assets,  annually, from July 2004 to  December  2004;  and 0.60% of assets,  annually,  thereafter.
Net-of-fee  performance returns reflect the compounding effect of such fees. The investment  advisory fee schedule is disclosed in Part II of Winslow's Form ADV.
The benchmark against which this composite is managed is the Russell 1000 Growth
Index.

Lord Abbett

The Lord Abbett Large Cap Value  Composite  is  comprised of all fully  invested equity portfolios managed on behalf of tax-exempt  investors investing primarily in large capitalization securities that Lord Abbett deems to be

                                      A-4

undervalued on a relative basis.  Effective  January 1, 2000, only accounts with an initial  value of $10 million or more are  included in the  Composite.  Other
than  registered  investment  companies  sponsored  by  Lord  Abbett,   accounts
opened/funded  on or  before  the  15th day of the  month  are  included  in the
Composite effective on the first day of the second following month, and accounts opened/funded  after  that day are  included  effective  on the first day of the third following month.  Registered investment companies sponsored by Lord Abbett are  included in the  Composite  in the first full month of  management.  Closed accounts are removed from the Composite  after the last full month in which they were managed in  accordance  with the  applicable  objectives,  guidelines,  and restrictions.  Performance  results are  expressed  in U.S.  dollars and reflect reinvestment  of any dividends and  distributions.  The Composite was created in
1999.  Leverage  has  not  been  used  in the  portfolios  included  within  the
Composite.

Pzena

The Pzena  Large Cap Value  Composite  was  created  on  October  1,  2000.  The
Composite is size  weighted,  includes cash and cash  equivalents,  includes all fee-paying,  discretionary,  non-wrap fee, Large Cap Value accounts that are not mutual funds, and is in U.S.  dollars.  No leverage was employed in the accounts in the  Composite.  Accounts  enter the  Composite at the beginning of the first full month under  management.  Closed  accounts are included for each full month prior to closing.  No accounts with any  significant  client-imposed  investment restrictions are included.

Westfield

The Small/Mid Cap Growth Equity Composite contains fully discretionary  accounts that focus on long-term growth in equity  securities of  predominantly  small to mid cap companies  (capitalization  between $300 million and $6 billion at cost)
with potential for growth.  For comparison  purposes,  the composite is measured against the Russell 2500 Growth, the Russell Midcap Growth, and the Russell 2000
Growth indices. The minimum account size for this composite was $1 million prior to January 1, 2007.

Results are based on fully  discretionary  accounts under management,  including those  accounts no longer with the firm.  Past  performance is not indicative of future results.

The U.S.  Dollar  is the  currency  used to  express  performance.  Returns  are presented net of management fees and include the reinvestment of all income. Net of fee  performance  was  calculated  using  actual  management  fees except for accounts that were charged a performance  based fee; net of fee  performance for these  accounts was  calculated  using the highest  management fee of 1% applied monthly.

The Small/Mid Cap Growth Equity Composite was created January  1, 2000.

Mazama

Mazama's Small/Mid Cap Growth Composite contains fully  discretionary  small-mid cap growth accounts.  The minimum account size for this Composite is $3 million.
Results are based on fully  discretionary  accounts under management,  including those accounts no longer with the firm. Non-fee-paying accounts are not included in the Composite.  Leverage is not used in the Composite. The U.S. dollar is the currency  used to express  performance.  Returns are presented net of management fees and  include  the  reinvestment  of all  dividends  and other  income.  The
Composite was created on January 1, 2001.

NWQ

NWQ  is  a  registered  investment  advisor,  and  is  a  subsidiary  of  Nuveen
Investments,  Inc.  NWQ manages a variety of value  equity,  fixed  income,  and balanced portfolios. Effective January 1, 2006, NWQ established an Institutional
Division and a Managed Accounts Division.  The Managed Accounts Division manages all  fully-bundled  wrap  fee  separate  managed  account  program  assets.  The
Institutional  Division manages  institutional and private client assets, and is the NWQ entity responsible for providing this performance information. Effective
March 1, 2006, two portfolio  management teams from NWQ formed Tradewinds Global
Investors, LLC ("Tradewinds") through an internal reorganization. From that date forward,  assets managed by these investment  professionals  are associated with
Tradewinds.  Effective  August 1, 2002,  NWQ Investment  Management  Company was
merged into NWQ, and no material  change in the  personnel  responsible  for the investment management process occurred.

                                      A-5

NWQ has prepared and presented this  information  in compliance  with the Global
Investment Performance Standards  ("GIPS(R)").  Compliance with GIPS(R) has been verified by an independent  verifier from January 1, 1990 through  September 30,
2006. In addition, a performance  examination was conducted on the Small/Mid Cap
Value Composite from April 1, 2006 through September 30, 2006. The Small/Mid Cap
Value  Composite  was created May 2006. A copy of the  verification  reports,  a complete list and description of NWQ's  composites,  and additional  information regarding  the NWQ's  policies and  procedures  for  calculating  and  reporting performance results are available upon request.

The Small/Mid Cap Value  Composite  contains fully  discretionary  Small/Mid Cap
Value accounts with a minimum account size of $2 million. The benchmark for this composite is the Russell  2500(R) Value Index.  The Russell  2500(R) Value Index
measures  the   performance   of  those  Russell  2500   companies   with  lower
price-to-book  ratios and lower  forecasted  growth values.  The Russell 2500(R)
Index measures the  performance  of the 2,500 smallest  companies in the Russell
3000(R) Index.  Benchmark  returns include  reinvestment  of income,  but do not reflect taxes, investment advisory, and other fees that would reduce performance in an actual account. It is not possible to invest directly in an index.

Composite returns include the reinvestment of all income. The U.S. dollar is the currency  used  to  express  performance.  Gross  returns  will  be  reduced  by investment  advisory  fees  and  other  expenses  that  may be  incurred  in the management  of the  account.  The  actual  fee is used to  calculate  net of fee performance.  The annual  institutional  client fee schedule for Small Cap Value portfolios  is as follows:  first $25 million is 0.85%,  and over $25 million is
0.70%.  Actual  fees  charged  may  vary by  client  due to  various  conditions including  account  size.  Refer to  Schedule  F of the  firm's  ADV Part II for additional information.

AQR

AQR has prepared and presented this  information  in compliance  with the Global
Investment  Performance  Standards  ("GIPS(R)").  AQR is a registered investment advisor that conducts trading and investment activities,  specializing in global asset  allocation  and  global  stock  selection  involving  a  broad  range  of
instruments,   including,  but  not  limited  to,  individual  equity  and  debt securities,  currencies,  futures, commodities, fixed income products, and other derivative securities.  AQR will make available a complete list and descriptions of all AQR composites upon request.

The AQR SMID  Value  Composite  was  created  in July  2006.  The AQR SMID Value
Composite's  performance  benchmark is the Russell  2500(TM)  Value  Index.  New accounts  that fit the AQR SMID Value  Composite's  parameters  are added to the
Composite  at the start of the  first  full  calendar  month  after  AQR  begins managing  the  account's  assets,  or after  it is  deemed  that the  investment decisions  made by AQR fully  reflect the  intended  investment  strategy of the account.  The AQR SMID Value Composite excludes  terminated  portfolios from the
Composite  after the last full  calendar  month that the assets were under AQR's
management.   The  AQR  SMID  Value  Composite  will  continue  to  include  the performance results for all periods prior to termination.

AQR's  advisory  fees are  described  in Part II of AQR's  Form ADV.  Net-of-fee performance  results are  calculated by deducting the maximum fee charged by AQR to a new  portfolio  in the  composite  from the  gross  monthly  return.  AQR's standard  management fee for accounts that comprise the AQR SMID Value Composite is 0.65% per annum.  Valuations  and  returns  are  computed  and stated in U.S.
dollars,  and  individual  portfolios  within the AQR SMID Value  Composite  are revalued  monthly.  Portfolios  also are  revalued  intra-month  when cash flows occur. AQR geometrically links returns to produce an accurate time-weighted rate of return.  AQR SMID Value  Composite  returns are  asset-weighted.  Returns are calculated net of all withholding taxes on foreign dividends. Accruals for fixed income and equity securities are included in the performance calculations.

Wells

The Benson  Small Cap Value  Non-Taxable  Composite  ("Composite")  includes all fully  discretionary  non-taxable  accounts  over $3 million that are managed in this style.  The strategy focuses on companies with a market  capitalization  of under $1  billion.  The process  emphasizes  disciplined  bottom-up  fundamental
research  with   particular   attention   given  to  the  cash  flow  generating
capabilities  of a company.  The objective is to  outperform  either the Russell
2000(R) Value Index or the Russell  2000(R) Index.  The Composite was created on
August 1, 1997. Performance shown from April 1, 1988 to July 31, 1997 represents performance  achieved  by the  same  account

                                      A-6

managers while at U.S. Bancorp. Performance shown from August 1, 1997 to October
31, 2003  represents  performance  achieved by the same investment team while at
Benson  Associates  LLC.  Returns and asset  values are stated in U.S.  dollars.
Additional  information regarding Wells' policies and procedures for calculating and reporting performance results is available upon request.

GMO

The GMO International  Disciplined Equity Composite was created in January 2002, and includes accounts invested with an emphasis on international  equities.  The
Composite consists of all discretionary accounts managed in the Composite style.
Accounts  are  included  in the  Composite  as of the  first  full  month  under management.  Similarly,  accounts are removed from the Composite  after the last full month under management.  The Composite  results are time-weighted  rates of return net of commissions,  transaction  costs and withholding  taxes on foreign income and capital  gains,  and have been  presented net of investment  advisory fees. In pursuing its investment strategy,  accounts may use exchange-traded and over-the-counter  derivative instruments,  including options,  futures, and swap contracts.  Derivatives  may be used to  efficiently  adjust the exposure of the strategy to various securities,  markets,  or currencies.  Leverage has not been used in the  portfolios  included in the  Composite.  Valuations and returns are calculated and expressed in U.S. dollars.

AllianceBernstein International Large Cap Growth EAFE Plus

AllianceBernstein has prepared and presented this information in compliance with
the  Global  Investment  Performance  Standards  (GIPS(R)).   In  October  2000,
AllianceBernstein  was redefined when Alliance Capital Management L.P. ("ACMLP")
and Sanford C. Bernstein & Co Inc.  ("Bernstein") merged. The investment advisor continued to operate as ACMLP.  Prior to this,  the firms were  reporting  under their  respective  names.  In  February  2006,  ACMLP  changed its name to ABLP.
AllianceBernstein  has been  verified  by an  independent  verifier on an annual basis from 1993 through 2005.

The  International  Large Cap  Growth  EAFE  Plus  Composite  (the  "Composite")
includes all fee-paying  discretionary  tax-exempt accounts with assets over $10 million in US dollars.  This Composite  includes accounts that allow investments in emerging  markets.  The  International  Large Cap Growth EAFE Plus investment team seeks to generate a premium through research-driven stock selection.  Using the research predominantly  produced by Alliance Bernstein's  fundamental growth analysts,  the team  strives to buy  companies  whose growth  potential  appears likely to outpace  market  expectations.  The creation date of this Composite is
December 31, 1990.

Performance figures have been presented net of  investment-management  fees. The
Composite's  net-of-fee  return is calculated by deducting a weighted average of the  actual  fee rates  charged to each  account  in the  Composite.  Net-of-fee performance figures reflect the compounding effect of such fees. The highest fee payable for an  International  Large Cap Growth EAFE Plus  portfolio is 0.80% of assets,  annually.  The investment advisory fee schedule is disclosed in Part II of Alliance Bernstein's Form ADV.

No  representation  is made that the  performance  shown is indicative of future performance.  A  portfolio  could  incur  losses as well as  gains.  Performance figures for each account are  calculated  monthly on a trade-date  basis using a total rate-of-return calculation. Monthly market values include income accruals, realized and unrealized gains and losses and reflect the daily weighting of cash flows. The Composite results are asset-weighted on a monthly basis.  Performance results include the  reinvestment  of dividends and other earnings.  Returns for the accounts in the Composite are calculated in US dollars.

The benchmark is the MSCI EAFE Index. The MSCI EAFE Index is designed to measure developed equity  performance  excluding the United States and Canada.  The MSCI
EAFE Index is a supplemental benchmark.

AllianceBernstein International Strategic Value

AllianceBernstein has prepared and presented this information in compliance with
the  Global  Investment  Performance  Standards  (GIPS(R)).   In  October  2000,
AllianceBernstein  was redefined when Alliance Capital Management L.P. ("ACMLP")
and Sanford C. Bernstein & Co Inc.  ("Bernstein") merged. The investment advisor continued to operate as ACMLP.  Prior to this,  the firms were  reporting  under their  respective  names.  In February 2006,  ACMLP changed its name to Alliance
Bernstein, L.P.

                                      A-7

The performance  results  displayed herein represent the investment  performance record  for the  institutional  International  Strategic  Value  Composite  (the
"Composite").  The Composite consists of accounts which invest in 40 to 60 value stocks based in markets outside the US, seeking to maximize its premium relative to its  benchmark  with  little  sensitivity  to risk.  From April 2001  through
December 2001, the Composite consisted of a single-pooled discretionary account.
Beginning   2002,   the   Composite   includes  all   fee-paying   institutional
discretionary accounts. The withholding tax basis of the Composite is consistent with the benchmark,  which is Luxembourg. At any point in time, 0% to 30% of the
Composite's assets are invested in countries outside of the benchmark,  the MSCI
EAFE index.  The Composite  was created in March 2002 with an inception  date of
March 31, 2001.

Performance    figures   in   this   report   have   been   presented   net   of
investment-management  fees.  Net  performance  figures have been  calculated by deducting  the highest fee payable by an account of this type;  0.95% of assets, annually,  through  2004,  0.90% of  assets,  annually,  thereafter.  Net-of-fee performance  figures reflect the compounding effect of such fees. The investment advisory fee schedule is disclosed in Part II of Alliance Bernstein's Form ADV.

No  representation  is made that the  performance  shown is indicative of future performance. An account could incur losses as well as gains. Performance returns for each account are calculated monthly using trade-date accounting. Performance results are reported on a  total-return  basis,  which  includes all income from dividends and interest,  and realized and unrealized  gains or losses.  All cash flows are daily weighted using the Modified Dietz Method.  The monthly Composite returns  are  calculated  by  weighting  each  account's  monthly  return by its beginning  market value as a percent of the total  Composite's  beginning market value. These monthly performance  figures are geometrically  linked to calculate cumulative  and/or annualized  "time-weighted"  rates of return for various time periods.  The  Composite  contains  accounts of clients  denominated  in foreign currencies.  To calculate Composite performance,  each account's monthly returns are converted to US dollars using WM Reuters month-end exchange rates.

The benchmark is the MSCI EAFE Index (Europe,  Australasia, Far East). The index is designed to measure developed market equity performance  excluding the United
States and Canada.

Lazard

The composite  returns  represent the total returns of all fully  discretionary, fee-paying  portfolios with an Emerging Markets Equity investment  mandate and a minimum of $5 million in assets under  management.  Lazard's  account  inclusion policy was a minimum of three months from  inception  through June 30, 2001, and then the  earlier  of the first  full month or the end of the month in which the account is fully invested from July 1, 2001 to the present.  Data for the period prior to August 1997 reflects the performance of a mutual fund managed by Lazard with an emerging  markets  investment  mandate and is considered  supplementary.
Mutual  funds are subject to certain  regulations  to which  separately  managed portfolios are not, thereby potentially  affecting their performance during such period.  The  returns of the  individual  portfolios  within the  composite  are time-weighted,  use trade  date  accounting,  are based upon  monthly  portfolio valuations, and include the reinvestment of all earnings as of the payment date.
The composite  returns are  asset-weighted  based upon  beginning  period market value.  Effective  January 1, 2003,  composite  returns  include  mutual  funds.
Composite  returns are shown before U.S.  tax and the  deduction of custody fees
(except for mutual funds,  which include all fees).  The composite and benchmark returns are reported net of foreign withholding taxes on dividends, interest and capital  gains.  The assumed tax rate for the  benchmark is that of a Luxembourg holding company and is based on the actual tax rate of each country.

The composite returns  presented  represent past performance and do not indicate future  results,  which may vary.  Lazard's  standard  fee schedule for Emerging
Markets Equity accounts is 1.0% on the first $100 million of assets and 0.80% of the  balance.  A  complete  list and  description  of all Lazard  composites  is available upon request. The MSCI Emerging Markets Index is a free float-adjusted market  capitalization  index  calculated  gross of  foreign  withholding  taxes through  December  31, 1998 and total  return net of foreign  withholding  taxes thereafter  that is designed to measure equity market  performance in the global emerging  markets.  Lazard  has  prepared  and  presented  this  information  in compliance with the Global Investment Performance Standards (GIPS). Lazard Asset
Management is the "Firm" to which the GIPS  Standards  apply  (Frankfurt  office included in Firm  definition  as of January 1, 2003,  and assets  acquired  from
Knelman Asset Management  Group, LLC as of February 15, 2005). The Firm has been audited by an independent accounting firm through December 31, 2005 and the GIPS verification  letter is available upon request.  The composite  creation date is
August 1997.

                                      A-8

BlackRock

The BlackRock  Core Plus Composite  uses a  time-weighted  linked rate of return formula with adjustments for cash flows to calculate rates of return. Trade date accounting has been used since the inception of the  Composite.  The returns are expressed in U.S. dollar terms. When permitted by investment guidelines, futures and  options  may be used to  manage a  portfolio's  duration  and  yield  curve positioning. Futures and options are not used to create leverage in a portfolio.
The BlackRock Core Plus Composite is comprised of all fully discretionary, total return,  core bond  accounts  which invest in the full spectrum of high quality, fixed  income  securities  and which  allow 10% or more of the  portfolio  to be invested in  below-investment  grade securities.  These portfolios have at least
$25 million in assets and are actively  managed to exceed the  performance of an appropriate  index.  All  accounts  included in the  Composite  follow a similar investment  philosophy.  The Composite  excludes core plus portfolios  that: (i)
have gain/loss or other constraints that limit investment flexibility,  (ii) are managed to emphasize income, or (iii) are managed against customized benchmarks.
The  inception  date and creation  date of the  Composite is April 1, 1998.  The returns of the Composite are expressed in U.S.  dollars and are  asset-weighted.
New accounts are included in the Composite upon the completion of the first full three months under  management.  Closed  accounts or accounts  that change their investment  mandate are included in the Composite  through  termination or as of conversion to a new strategy.

Western

The portfolios in the Western Core Full Discretion Composite are all actual, fee paying and performance  fee-paying,  fully discretionary accounts managed by the firm for at least one full month.  Investment  results shown are for taxable and tax-exempt  accounts and include the reinvestment of all earnings.  Any possible tax liabilities  incurred by the taxable accounts have not been reflected in the performance.  Trade date accounting was used since inception,  and market values include  interest  income  accrued on securities  held within the accounts.  The minimum asset size for inclusion in Western's Core Full Discretion  Composite is
$25  million.  The  Composite is valued  monthly.  The  Composite  return is the asset-weighted  average of the performance  results of all the portfolios in the
Composite. The returns for the accounts in the Composites are calculated using a time-weighted  rate of return adjusted for weighted cash flows.  All returns are gross  of  withholding  tax on  interest  and  capital  gains.  Where  portfolio guidelines  permit,  futures and options are used from time to time to implement new portfolio  strategies  with minimum cost to the portfolio.  At no time would the use of derivates result in the portfolios being leveraged.

MacKay

The High Yield  Active Core  Composite  includes  all  discretionary  high yield active  core  accounts  managed  with  similar  objectives  for a full  quarter, including  those  accounts  no  longer  with  the  firm.  Net-of-fees  Composite performance is derived by reducing the quarterly gross-of-fees composite returns
(which  reflect  reinvestment  of income and dividends and is a  market-weighted average of the  time-weighted  return,  before advisory fees of each account for
the  period  since  inception)  by  0.125%,   MacKay's  highest  quarterly  fee.
Performance is expressed in US dollars.  Fees, which are described in the firm's
Form ADV, Part II, and related  expenses will reduce  returns.  For example,  in neutral markets a .50% annual  investment  advisory fee,  MacKay's  highest fee, would have the effect of  reducing  the  annual  compound  return by .50% in the first  year  and by a  cumulative  2.53%  in the  fifth  year.  There  can be no assurance  that the rate of return for any account  within the composite will be the same as that of the composite presented.  Past performance is not indicative of future results.

The  composite  was  created  July 1, 1997,  and for the period  from  inception through February 29, 2000 was developed at Forstmann-Leff  International  (FLI).
Substantially all of the investment  decision-makers from the Fixed Income Group of FLI became employed by Pareto  Partners  ("Pareto") on February 29, 2000, and
subsequently  by MacKay  Shields LLC on October 15,  2004.  The  decision-making process  remained intact and independent  within Pareto and continues intact and independent  within MacKay  Shields.  This group and process are responsible for the composite  performance;  therefore,  the current  composite  performance  is linked to the prior FLI and Pareto composite history. Percent of firm assets and total firm assets  reflect FLI assets  prior to 2000 and Pareto  assets prior to
2004. All portfolios in the composite are fee-paying  portfolios  except for the period July 1, 1997  through  July 31,  1998,  when the  composite  included one non-fee paying account,  which  represented 100% of the composite as of December
31, 1997.

                                      A-9

MacKay  Shields  LLC, an  SEC-registered  investment  adviser,  has prepared and presented this information in compliance with the Global Investment  Performance
Standards  (GIPS(R)).  The firm  receives  a  verification  from an  independent accounting firm on a quarterly basis. An opinion is available on request, as are a complete list and description of the firm's composites.

No leverage has been used in this composite.  The asset mix of high yield active core  accounts may not be precisely  comparable  to the Merrill Lynch High Yield
Master  II  Index.  Indexes  do not  incur  management  fees or other  operating expenses. Investments cannot be made directly into an index.

AAMI

The Aberdeen  Core Short  Duration  Composite  includes the  performance  of all investment companies and advisory accounts with substantially similar investment
objectives,   policies,   and  strategies   advised  by  AAMI.  The  performance
information  presented in the Aberdeen Core Short  Duration  Composite  includes performance data covering the period in which the team of portfolio managers was employed  by DIMA  (i.e.,  prior  to  December  1,  2005).  During  the  periods indicated, the portfolio managers of the MGI US Short Maturity Fixed Income Fund had full  discretionary  authority  over the selection of  investments  and were primarily responsible for the day-to-day management of the accounts that make up the Aberdeen Core Short Duration Composite.  No other person or persons played a significant  role in managing the accounts  that make up the Aberdeen Core Short
Duration Composite during the time periods indicated.

                                      A-10

Annual Total Returns (%) - Calendar Years
LARGE CAP GROWTH EQUITY

           Sands Large Growth  INTECH Large Growth  Winslow Large Cap Growth
---------- ------------------- -------------------- -------------------------
1997            30.2                 41.1                 28.8
---------- ------------------- -------------------- -------------------------
1998            54.1                 57.5                 30.7
---------- ------------------- -------------------- -------------------------
1999            47.6                 25.9                 21.6
---------- ------------------- -------------------- -------------------------
2000           -18.4                 -5.5                -10.3
---------- ------------------- -------------------- -------------------------
2001           -15.8                 -5.1                -15.3
---------- ------------------- -------------------- -------------------------
2002           -27.2                -15.4                -28.3
---------- ------------------- -------------------- -------------------------
2003            36.3                 28.7                 29.2
---------- ------------------- -------------------- -------------------------
2004            20.5                 15.2                 14.1
---------- ------------------- -------------------- -------------------------
2005            10.5                  7.5                 10.3
---------- ------------------- -------------------- -------------------------
2006            -5.7                  7.5                  7.4
---------- ------------------- -------------------- -------------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-11

Annual Total Returns (%) - Calendar Years
LARGE CAP VALUE EQUITY

               Lord Abbett
               Large Value       Pzena Large Value
---------- ------------------- ----------------------
1997              26.4                  N/A
---------- ------------------- ----------------------
1998              12.9                  N/A
---------- ------------------- ----------------------
1999              12.2                  N/A
---------- ------------------- ----------------------
2000              19.0                  N/A
---------- ------------------- ----------------------
2001              -3.8                  1.1
---------- ------------------- ----------------------
2002             -14.3                -13.2
---------- ------------------- ----------------------
2003              31.8                 40.2
---------- ------------------- ----------------------
2004              13.1                 15.8
---------- ------------------- ----------------------
2005               2.9                 10.8
---------- ------------------- ----------------------
2006              18.1                 17.0
---------- ------------------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-12

Annual Total Returns (%) - Calendar Years
SMALL/MID CAP GROWTH EQUITY

               Westfield                Mazama
            Small/Mid Growth      Small/Mid Growth
---------- ------------------- ----------------------
1997              24.4                  N/A
---------- ------------------- ----------------------
1998              -4.3                  N/A
---------- ------------------- ----------------------
1999              79.3                  N/A
---------- ------------------- ----------------------
2000               4.9                  N/A
---------- ------------------- ----------------------
2001              -8.1                  1.2
---------- ------------------- ----------------------
2002             -18.1                -35.5
---------- ------------------- ----------------------
2003              38.7                 76.7
---------- ------------------- ----------------------
2004              11.7                  9.4
---------- ------------------- ----------------------
2005              12.8                 11.7
---------- ------------------- ----------------------
2006              14.4                 11.1
---------- ------------------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-13

Annual Total Returns (%) - Calendar Years
SMALL/MID CAP VALUE EQUITY

                 Wells Small
                  Cap Value
---------- ----------------------
1997                22.1
---------- ----------------------
1998                11.7
---------- ----------------------
1999                13.8
---------- ----------------------
2000                16.5
---------- ----------------------
2001                35.7
---------- ----------------------
2002                -5.0
---------- ----------------------
2003                24.6
---------- ----------------------
2004                 7.0
---------- ----------------------
2005                17.8
---------- ----------------------
2006                 5.7
---------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-14

Annual Total Returns (%) - Calendar Years
NON-US EQUITY

            GMO Disciplined  Alliance Int'l Large                        Bernstein Int'l
                Equity        Growth EAFE Plus       Lazard Emerging     Strategic Value
---------- ----------------- --------------------- ------------------- -------------------
1997             N/A                5.4                -12.8                  N/A
---------- ----------------- --------------------- ------------------- -------------------
1998             N/A               14.7                -23.1                  N/A
---------- ----------------- --------------------- ------------------- -------------------
1999             N/A               42.7                 56.7                  N/A
---------- ----------------- --------------------- ------------------- -------------------
2000             N/A              -17.4                -27.7                  N/A
---------- ----------------- --------------------- ------------------- -------------------
2001             N/A              -19.2                 -2.0                  N/A
---------- ----------------- --------------------- ------------------- -------------------
2002             N/A              -13.8                  0.7                 -1.6
---------- ----------------- --------------------- ------------------- -------------------
2003            37.7               32.1                 55.6                 44.7
---------- ----------------- --------------------- ------------------- -------------------
2004            23.3               17.1                 31.0                 26.0
---------- ----------------- --------------------- ------------------- -------------------
2005            15.7               15.8                 41.7                 18.7
---------- ----------------- --------------------- ------------------- -------------------
2006            25.8               18.2                 31.2                 33.7
---------- ----------------- --------------------- ------------------- -------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-15

Annual Total Returns (%) - Calendar Years
CORE OPPORTUNISTIC FIXED INCOME

                                  Western Core Full       MacKay Shields
            BlackRock Core Plus       Discretion           High Yield
---------- --------------------- --------------------- -------------------
1997             N/A                   11.9                   N/A
---------- --------------------- --------------------- -------------------
1998             N/A                    8.7                   6.6
---------- --------------------- --------------------- -------------------
1999            -0.2                   -0.2                   5.2
---------- --------------------- --------------------- -------------------
2000            11.5                   11.7                  -2.6
---------- --------------------- --------------------- -------------------
2001             8.6                    9.6                   7.9
---------- --------------------- --------------------- -------------------
2002             9.3                    9.6                  -0.4
---------- --------------------- --------------------- -------------------
2003             5.2                    9.5                  27.5
---------- --------------------- --------------------- -------------------
2004             4.8                    7.0                   9.9
---------- --------------------- --------------------- -------------------
2005             2.5                    2.8                   2.5
---------- --------------------- --------------------- -------------------
2006             4.2                    5.9                  10.8
---------- --------------------- --------------------- -------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-16

Annual Total Returns (%) - Calendar Years
SHORT MATURITY FIXED INCOME

               Aberdeen Core
               Short Duration
---------- ----------------------
1997                6.8
---------- ----------------------
1998                6.5
---------- ----------------------
1999                4.4
---------- ----------------------
2000                8.0
---------- ----------------------
2001                6.6
---------- ----------------------
2002                5.3
---------- ----------------------
2003                3.1
---------- ----------------------
2004                2.0
---------- ----------------------
2005                2.2
---------- ----------------------
2006                4.7
---------- ----------------------

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                                      A-17

If you want more information about the Funds, the following  documents MGI Funds are available free upon request:

                                                                          MGI US Large Cap Growth Equity Fund
Annual/Semi-Annual Reports                                                MGI US Large Cap Value Equity Fund
                                                                          MGI US Small/Mid Cap Growth Equity Fund
Additional  information  about each Fund's  investments  is available in  MGI US Small/Mid Cap Value Equity Fund the  Fund's  annual and  semi-annual  reports  to  shareholders.  In the  MGI Non-US Core Equity Fund
Funds'  annual  report,  you  will  find  a  discussion  of  the  market  MGI Core Opportunistic Fixed Income Fund conditions and investment  strategies that  significantly  affected each  MGI US Short Maturity Fixed Income Fund
Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)                                 Prospectus

The SAI  provides  more  detailed  information  about  the  Funds and is incorporated  by reference  into this  prospectus  (i.e.,  it is legally considered a part of this prospectus).

You may discuss your questions  about the Funds by contacting  your plan administrator  or  recordkeeper  or  financial  advisor.  You may obtain free copies of the Funds' annual and semi-annual  reports and the SAI by contacting  the  Funds  directly  at  1-800-428-0980.  As of the date of
this  prospectus,   the  Trust's  website  (www.mgifunds.com)  is  under  July 31, 2007 construction.  In the future,  you will be able to obtain  copies of the
Funds' reports and SAI at this address.

You  may  review  and  copy  information  about  the  Funds,   including
shareholder  reports  and the SAI, at the Public  Reference  Room of the
Securities and Exchange  Commission in  Washington,  D.C. You may obtain information  about the operations of the SEC's Public  Reference Room by calling  the SEC at  1-202-551-8090.  You may get copies of reports  and other information about the Funds:

o    For a  fee,  by  electronic  request  at  publicinfo@sec.gov  or by writing  the  SEC's  Public  Reference  Section,  Washington,  D.C.
     20549-0102; or

o    Free from the EDGAR  Database  on the SEC's  Internet  website  at:
     http://www.sec.gov.

MGI Funds
Investment Company Act File No. 811-21732

                                    MGI Funds

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 31, 2007

MGI Funds (the  "Trust")  is an  open-end  management  investment  company  that currently  offers  shares in seven  separate and distinct  series,  representing separate  portfolios of investments (each individually  referred to as a "Fund,"
and collectively  referred to as the "Funds").  Each Fund has its own investment objective. The seven Funds are:

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Each Fund offers interests in four classes of shares:  Class S, Class Y-1, Class
Y-2, and Class Y-3.

Mercer Global Investments, Inc. (the "Advisor") serves as the investment advisor of the Funds.

This Statement of Additional  Information ("SAI") is not a prospectus and should be read only in  conjunction  with the Funds' current  Prospectuses,  each dated
July 31,  2007.  Portions  of the  Funds'  Annual  Report  to  Shareholders  are
incorporated  by  reference  into  this  SAI.  A copy of the  Annual  Report  to
Shareholders or a Prospectus may be obtained by calling your plan  administrator or  recordkeeper  or  financial  advisor,  or by calling  the Trust toll free at
1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of
Class Y shares).  Each Prospectus  contains more complete  information about the
Funds. You should read it carefully before investing.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

     Mortgage-Backed Securities, Mortgage Pass-Through

                                       i

                                       ii

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware  statutory  trust organized on March 11, 2005. The Trust currently  offers shares in the following  seven series,  representing  separate portfolios of investments: MGI US Large Cap Growth Equity Fund, MGI US Large Cap
Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap
Value Equity Fund,  MGI Non-US Core Equity Fund,  MGI Core  Opportunistic  Fixed
Income Fund, and MGI US Short Maturity Fixed Income Fund.

Each Fund  currently  offers four classes of shares:  Class S shares,  Class Y-1 shares,  Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class
Y-3 shares are  together,  the "Class Y Shares").  Class S shares  generally are available only to persons making a minimum $10,000 investment,  including retail investors and retirement and other institutional  investors that do not meet the minimum  investment  requirements for the Class Y Shares.  Class S shares do not assess an initial or contingent  deferred sales charge ("CDSC").  Class S shares are  subject  to a 12b-1  fee of up to  0.25%.  Class  Y  Shares  generally  are available  only  to  clients  of  the  Advisor  and to  institutional  investors
(including  certain  retirement plans, which include defined benefit and defined contribution  plans)  that  meet  the  eligibility  requirements  listed  in the
Prospectus for the Class Y Shares. Class Y Shares do not assess an initial sales charge or a CDSC.  Class Y-1 shares  are  subject to a 12b-1 fee of up to 0.25%.
Class Y-2  shares and Class Y-3  shares  are not  subject  to annual  12b-1 plan expenses.

Diversification Status

Each Fund is  classified  as  "non-diversified"  for purposes of the  Investment
Company Act of 1940, as amended (the "1940 Act"),  which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single  issuer.  To the extent that a Fund, as a non-diversified  investment  company,  makes  investments in excess of 5% of its total assets in the securities of a particular  issuer,  the Fund's  exposure to the risks  associated  with that issuer is  increased.  Because each Fund,  as a non-diversified  investment company,  may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price  volatility than that  experienced by diversified investment companies.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"1933 Act" shall mean the Securities Act of 1933, as amended.

"1940 Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" shall mean State Street Bank and Trust Company,  which serves as the Funds' administrator.

"Advisor" shall mean Mercer Global Investments, Inc., which serves as the Funds'
investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

                                       1

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Custodian" shall mean State Street Bank and Trust Company,  which serves as the
Funds' custodian.

"Distributor"  shall  mean MGI Funds  Distributors,  Inc.,  which  serves as the
Trust's principal underwriter.

"Domestic  Equity Funds" shall mean the MGI US Large Cap Growth Equity Fund, MGI
US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, and MGI
US Small/Mid Cap Value Equity Fund.

"Equity Funds" shall mean the Domestic Equity Funds and the Foreign Equity Fund.

"Foreign Equity Fund" shall mean the MGI Non-US Core Equity Fund.

"Fixed Income Funds" shall mean the MGI Core Opportunistic Fixed Income Fund and
MGI US Short Maturity Fixed Income Fund.

"Funds"  shall mean the MGI US Large Cap Growth  Equity  Fund,  MGI US Large Cap
Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap
Value Equity Fund,  MGI Non-US Core Equity Fund,  MGI Core  Opportunistic  Fixed
Income Fund, and MGI US Short Maturity Fixed Income Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Subadvisor" shall mean a subadvisor to a Fund.

"Trust"  shall mean the MGI Funds,  an open-end  management  investment  company registered under the 1940 Act.

INVESTMENT STRATEGIES

In addition to the securities and financial  instruments described in the Funds'
Prospectuses,  the  Funds are  authorized  to employ  certain  other  investment strategies  and to invest in certain  other types of  securities  and  financial instruments,  as  described  below.  Not  every  Fund  will  utilize  all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

All Funds

Borrowing

A Fund may borrow money as a temporary measure for extraordinary  purposes or to facilitate redemptions.  A Fund also may borrow money for investment purposes. A
Fund  will not  borrow  money in  excess  of 33 1/3% of the  value of its  total assets.  Any borrowing will be done from a

                                       2

bank with the required  asset  coverage of at least 300%. In the event that such asset  coverage  shall at any time fall below 300%,  a Fund shall,  within three days  thereafter (not including  Sundays or holidays),  or such longer period as the SEC may  prescribe  by rules  and  regulations,  reduce  the  amount  of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash and Short-Term Investments

A Fund may  invest  a  portion  of its  assets  in  short-term  debt  securities
(including   repurchase   agreements  and  reverse  repurchase   agreements)  of
corporations,  the U.S. government and its agencies and  instrumentalities,  and banks and finance companies, which may be denominated in any currency.

A Fund may  invest a portion  of its  assets in  shares  issued by money  market mutual funds. A Fund also may invest in collective  investment vehicles that are managed by an unaffiliated investment manager,  pending investment of the Fund's assets in portfolio  securities.  When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents,  up to a maximum of 100% of its net  assets.  Cash  equivalent  holdings  may be in any currency  (although such holdings may not constitute "cash or cash  equivalents"
for tax  diversification  purposes  under the  Code).  When a Fund  invests  for temporary defensive purposes,  such investments may affect the Fund's ability to achieve its investment objective.

Loans of Portfolio Securities

A Fund  may  lend its  portfolio  securities  to  qualified  broker-dealers  and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities  loaned;  (2) the Fund may call the loan at any time and receive the  securities  loaned;  (3) the Fund will receive any interest or dividends  paid on the loaned  securities;  and (4)
the aggregate  market value of securities  loaned will not at any time exceed 33
1/3% of the total  assets of the  Fund.  Collateral  will  consist  of U.S.  and
non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in  collateral  in the event of default or  insolvency of a borrower of a
Fund's portfolio  securities.  A Fund may not retain voting rights on securities while they are on loan.

The Funds participate in a securities  lending program under which the Custodian is  authorized  to lend Fund  portfolio  securities  to qualified  institutional investors that post appropriate collateral.  The Custodian receives a portion of the interest earned on any reinvested collateral.

Repurchase Agreements

When a Fund enters into a repurchase  agreement,  it purchases securities from a bank or broker-dealer,  which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price,  thereby  determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of  return  insulated  from  market  fluctuations  during  the  term of the agreement.  The term of a  repurchase  agreement  generally  is short,  possibly

                                       3

overnight or for a few days,  although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase  agreements  are  considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities  transferred  to the Fund.  Repurchase  agreements  will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a  repurchase  agreement  having  more than seven days  remaining  to maturity  if, as a result,  such  agreement,  together  with any other  illiquid securities held by the Fund,  would exceed 15% of the value of the net assets of the Fund.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities  dealers believed to be creditworthy,  concurrently with an agreement by the Fund to repurchase the same securities  at a later date at a fixed price,  which is  generally  equal to the original  sales price plus  interest.  A Fund retains  record  ownership and the right to receive  interest and principal  payments on the  portfolio  securities involved.  In connection with each reverse repurchase agreement  transaction,  a
Fund will direct the Custodian to designate  cash, U.S.  government  securities, equity securities, and/or investment and non-investment grade debt securities as segregated  assets of the Fund in an amount equal to the repurchase  price. When
engaging  in  (or  purchasing)   reverse  repurchase   agreements,   when-issued
securities,   options,   futures,   forward   contracts,   or  other  derivative
transactions,  a Fund will cause the  Custodian  to  earmark on the  Custodian's books cash, U.S. government  securities,  or other liquid portfolio  securities, which shall be unencumbered  and  marked-to-market  daily.  (Any such assets and securities designated as segregated by the Custodian on its records are referred to in  this  SAI as  "Segregated  Assets.")  Such  Segregated  Assets  shall  be maintained in accordance with pertinent positions of the SEC.

A reverse  repurchase  agreement  involves the risk that the market value of the securities  retained by a Fund may decline below the price of the securities the
Fund has sold but is obligated to repurchase  under the agreement.  In the event the  buyer  of  securities  under  a  reverse  repurchase  agreement  files  for bankruptcy or becomes  insolvent,  a Fund's use of the proceeds of the agreement may be restricted  pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
Reverse repurchase  agreements are considered  borrowings by a Fund and as such, are subject to the same investment limitations.

Swaps

A Fund may  engage in swaps,  including,  but not  limited  to,  interest  rate, currency,  credit  default,  and index swaps and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into  these  transactions  to  preserve  a  return  or  spread  on a  particular investment or portion of the portfolio,  to modify the portfolio's  duration, to protect  against any increase in the price of  securities  the Fund  anticipates purchasing at a later date,  or to gain exposure to certain  markets in the most economical way possible.

Interest  rate swaps  involve the exchange by a Fund with another party of their respective  commitments to receive or pay interest  (e.g.,  an exchange of fixed rate payments for floating rate payments)  with respect to a notional  amount of principal.  Currency  swaps  involve  the  exchange  of cash flows on a notional amount based on changes in the values of referenced currencies.

                                       4

The purchase of a cap entitles the  purchaser to receive  payments on a notional principal  amount from the party  selling the cap to the extent that a specified index  exceeds a  predetermined  interest  rate or amount.  The  purchase  of an interest  rate floor  entitles the  purchaser to receive  payments on a notional principal amount from the party selling the floor to the extent that a specified index  falls  below a  predetermined  interest  rate or  amount.  A collar  is a combination  of a cap  and a  floor  that  preserves  a  certain  return  with a predetermined range of interest rates or values.

The use of swaps involves  investment  techniques and risks different from those associated with ordinary  portfolio  security  transactions.  If a subadvisor is incorrect in its forecast of market values, interest rates, and other applicable factors,  the  investment  performance  of a Fund will be less favorable than it would  have been if this  investment  technique  were never  used.  Swaps do not involve the delivery of securities or other underlying assets or principal,  and are subject to  counterparty  risk.  If the other party to a swap  defaults  and fails to consummate the  transaction,  a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually  entitled to receive.
Under Internal Revenue Service rules, any lump sum payment received or due under the notional  principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

The  equity  swaps  in  which  a  Fund  may  invest  involve  agreements  with a counterparty. The return to a Fund on any equity swap contract will be the total return on the  notional  amount of the  contract  as if it were  invested in the stocks comprising the contract index in exchange for an interest component based on the notional  amount of the agreement.  A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund  paying or  receiving,  as the case may be, only the net amount of the  payments.  Payments  under  an  equity  swap  contract  may be  made at the conclusion of the contract or periodically during its term.

If there is a default by the  counterparty  to a swap  contract,  a Fund will be limited  to  contractual  remedies  pursuant  to the  agreements  related to the transaction.  There is no assurance  that a swap contract  counterparty  will be able to meet its  obligations  pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual  remedies. A Fund thus assumes  the risk  that it may be  delayed  in,  or  prevented  from,  obtaining payments owed to it pursuant to a swap contract.  However, the amount at risk is only the net  unrealized  gain,  if any,  on the swap,  not the entire  notional amount. The subadvisor that enters into the swap agreement will closely monitor,
subject  to  the  oversight  of  the  Board,   the   creditworthiness   of  swap
counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe  that a Fund's  obligations  under swap contracts are senior securities and, accordingly,  the Funds will not treat them as being subject to their borrowing or senior securities restrictions.  However, the net  amount  of the  excess,  if  any,  of a  Fund's  obligations  over  its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of  Segregated  Assets  having an aggregate  market value at least equal to the  accrued  excess  amount  will be  segregated  on the  books of the
Custodian in  accordance  with SEC  positions.  To the extent that a Fund cannot dispose  of a swap in the  ordinary  course of  business  within  seven  days at approximately  the value at which the Fund has  valued  the swap,  the Fund will treat the swap as illiquid and subject to the Fund's  overall  limit on illiquid investments of 15% of the Fund's net assets.

                                       5

Futures

A Fund may enter into contracts for the purchase or sale for future  delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain  delivery to a Fund of the securities or foreign  currency  called for by the  contract  at a specified  price  during a specified  future  month.  When a futures contract is sold, a Fund incurs a contractual  obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures  transaction,  it must  deliver to the futures commission  merchant  selected  by the Fund an amount  referred  to as  "initial margin."  This  amount is  maintained  by the futures  commission  merchant in a segregated account at the custodian bank.  Thereafter,  a "variation margin" may be paid by the Fund to, or drawn by the Fund from,  such  account in  accordance with controls set for such accounts,  depending upon changes in the price of the underlying  securities  subject to the futures contract.  A Fund also may effect futures  transactions  through futures commission  merchants that are affiliated with the  Advisor,  a  subadvisor,  or the Fund in  accordance  with  procedures adopted by the Board.

A Fund may enter into futures  transactions  on domestic  exchanges  and, to the extent such  transactions  have been approved by the Commodity  Futures  Trading
Commission for sale to customers in the United States, on foreign exchanges.  In addition,  a Fund may sell stock index futures in anticipation  of, or during, a market  decline to attempt to offset  the  decrease  in the market  value of the
Fund's common stocks that might otherwise  result,  and a Fund may purchase such contracts  in order to offset  increases  in the cost of common  stocks  that it intends to  purchase.  Unlike other  futures  contracts,  a stock index  futures contract  specifies  that no delivery of the actual  stocks  making up the index will take place. Instead,  settlement in cash must occur upon the termination of the contract.

While  futures  contracts  provide for the  delivery of  securities,  deliveries usually do not occur.  Contracts  are  generally  terminated  by  entering  into offsetting transactions.

A Fund may enter into futures  contracts to protect  against the adverse effects of fluctuations in security prices,  interest, or foreign exchange rates without actually buying or selling the securities or foreign currency.  For example,  if interest  rates are  expected  to  increase,  a Fund might  enter  into  futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent  value of the debt securities owned by the Fund.
If interest rates did increase,  the value of the debt  securities in the Fund's portfolio  would  decline,  but the value of the futures  contracts  to the Fund would increase at  approximately  the same rate,  thereby  keeping the net asset value of the Fund from declining as much as it otherwise would have.  Similarly, when it is expected that interest  rates may decline,  futures  contracts may be purchased to hedge in  anticipation  of  subsequent  purchases of  securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing  exposure to a particular  currency or securities market without directly investing in those currencies or securities.

                                       6

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated  benefits of futures  contracts,  or may realize a loss.
For  example,  if a Fund is hedged  against  the  possibility  of an increase in interest rates that would  adversely  affect the price of securities held in its portfolio and interest rates decrease  instead,  the Fund would lose part or all of the  benefit of the  increased  value that the Fund has because it would have offsetting losses in its futures position. In addition,  in such situations,  if the Fund has insufficient cash, the Fund may be required to sell securities from its  portfolio  to meet  daily  variation  margin  requirements.  Such  sales of securities may, but will not  necessarily,  be at increased  prices that reflect the rising market.  A Fund may be required to sell  securities at a time when it may be disadvantageous to do so.

Options

A Fund may purchase and write call or put options on foreign or U.S.  securities and  indices  and  enter  into  related  closing  transactions.  A Fund also may purchase  exchange-listed  call options on particular  market segment indices to achieve temporary exposure to a specific industry.

A Fund may  invest in options  that  either  are  listed on U.S.  or  recognized foreign exchanges or traded  over-the-counter.  Certain over-the-counter options may be illiquid.  Thus,  it may not be possible to close  options  positions and this may have an adverse  impact on a Fund's  ability to  effectively  hedge its securities.  A Fund will only  invest in such  options to the extent  consistent with its 15% limitation on investments in illiquid securities.

Purchasing Call Options--A Fund may purchase call options on securities.  When a
Fund  purchases a call  option,  in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security  underlying the  option at a  specified  exercise  price at any time  during the term of the option. The writer of the call option, who receives the premium upon writing the option,  has the  obligation,  upon  exercise  of the  option,  to  deliver  the underlying  security  against  payment of the exercise  price.  The advantage of purchasing  call options is that a Fund may alter its portfolio  characteristics and modify its portfolio  maturities  without incurring the cost associated with transactions.

A Fund may,  following the purchase of a call option,  liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously  purchased.  The Fund will realize a profit from a closing sale  transaction if the price received on the transaction is more than the premium  paid to purchase the  original  call option;  the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund will generally  purchase only those call options for which there appears to be an active  secondary  market,  there is no assurance that a liquid secondary market on an exchange will exist for any particular  option, or at any particular  time, and for some options,  no secondary  market on an exchange may exist. In such event,  it may not be possible to effect closing  transactions in particular  options,  with the result being that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased by a Fund may expire without any value to the Fund, in

                                       7

which  event the Fund would  realize a capital  loss,  which will be  short-term unless the option was held for more than one year.

Covered Call Writing--A Fund may write covered call options from time to time on such portions of its  portfolio,  without limit,  as a subadvisor  determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional  income.  However,  if the security rises in value,  the Fund may not fully participate in the market appreciation.

During the option  period for a covered call option,  the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an  option  of the same  series  as the  option  previously  written,  cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to  permit  the sale of the  underlying  security,  or to enable a Fund to write another call option on the underlying  security with either a different exercise price or  expiration  date or both. A Fund may realize a net gain or loss from a closing  purchase  transaction,  depending  upon  whether  the net amount of the original  premium  received  on the call option is more or less than the cost of effecting  the  closing  purchase  transaction.  Any loss  incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying  security.  Such a loss also may be wholly or partially  offset by unrealized  appreciation  in the market value of the  underlying  security.  Conversely,  a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires  unexercised,  a Fund will realize a short-term capital gain in the amount of the premium on the option,  less the commission paid. Such a gain,  however,  may be  offset by  depreciation  in the  market  value of the underlying  security during the option period. If a call option is exercised,  a
Fund will realize a gain or loss from the sale of the underlying  security equal to the difference  between the cost of the underlying  security and the proceeds of the sale of the  security,  plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an  absolute  and  immediate  right  to  acquire  that  security  without additional cash  consideration (or for additional cash  consideration  held in a segregated  account by the  Custodian)  upon  conversion  or  exchange  of other securities  held by the Fund.  A call option is also deemed to be covered if the
Fund holds a call on the same security and in the same  principal  amount as the call  written  and the  exercise  price of the call held (i) is equal to or less than the  exercise  price  of the  call  written,  or (ii) is  greater  than the exercise  price of the call written if the  difference is maintained by the Fund in Segregated Assets in a segregated account with the Custodian.

                                       8

Purchasing  Put Options--A  Fund also may purchase put options.  A Fund will, at all times during which it holds a put option,  own the security  covered by such option.

A put  option  purchased  by a  Fund  gives  it the  right  to  sell  one of its securities  for an  agreed  price up to an  agreed  date.  The  Funds  intend to purchase put options, at the discretion of the subadvisors,  in order to protect against a decline  in the  market  value of the  underlying  security  below the exercise  price less the premium paid for the option  ("protective  puts").  The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated  security in its portfolio without actually selling the security.
If the  security  does not drop in  value,  a Fund  will  lose the  value of the premium  paid.  A Fund may sell a put option  that it has  previously  purchased prior to the sale of the  securities  underlying  such  option.  Such  sale will result in a net gain or loss,  depending  on whether the amount  received on the sale is more or less than the  premium and other  transaction  costs paid on the put option that is sold.

A Fund may sell a put  option  purchased  on  individual  portfolio  securities.
Additionally,  a Fund may enter into closing sale  transactions.  A closing sale transaction  is one in which a Fund,  when it is the  holder  of an  outstanding option,  liquidates the Fund's  position by selling an option of the same series as the option previously purchased.

Writing Put Options--A Fund also may write put options on a secured basis, which means that a Fund will  maintain  in a  segregated  account  with the  Custodian
Segregated Assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of Segregated Assets held in the segregated  account will be adjusted on a daily basis to reflect  changes in the market prices of the  securities  covered by the put option written by the Fund.
Secured  put  options  will  generally  be  written  in  circumstances  where  a subadvisor wishes to purchase the underlying  security for a Fund's portfolio at a price lower than the current  market price of the security.  In such event,  a
Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following  the  writing  of a put  option,  a Fund  may  wish to  terminate  the obligation  to buy the  security  underlying  the option by  effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously written. A Fund may not, however,  effect such a closing transaction after it has been notified of the exercise of the option.

Index Options

A Fund may  purchase  exchange-listed  call  options  on stock and fixed  income indices,  and sell  such  options  in  closing  sale  transactions  for  hedging purposes.  A Fund also may  purchase  call  options  on indices  primarily  as a substitute  for taking  positions in certain  securities or a particular  market segment.  A Fund also may purchase  call options on an index to protect  against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition,  a Fund may purchase put options on stock and fixed income indices, and sell such  options in closing  sale  transactions.  A Fund may  purchase put options on broad market indices in order to protect its fully invested portfolio from a general market  decline.  Put options on market segments may be bought to protect a Fund from a decline in value of  heavily  weighted

                                       9

industries  in the  Fund's  portfolio.  Put  options  on stock and fixed  income indices also may be used to protect a Fund's  investments  in the case of one or more major redemptions.

A Fund also may write  (sell)  put and call  options  on stock and fixed  income indices.  While the option is open, a Fund will  maintain a  segregated  account with the Custodian in an amount equal to the market price of the option.

Options on indices  are similar to regular  options  except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the  closing  level of the index upon which the option is based is greater  than
(in the case of a call) or less than (in the case of a put) the  exercise  price of the  option.  This  amount  of cash is equal to the  difference  between  the closing  price of the index and the  exercise  price of the option  expressed in
U.S.  dollars times a specified  multiplier (the  "multiplier").  The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

A Fund's  purchase of options on indices will subject it to the risks  described below.

Because the value of an index option  depends upon movements in the level of the index  rather  than the  price of a  particular  security,  whether  a Fund will realize a gain or loss on the  purchase  of an option on an index  depends  upon movements  in the level of prices in the market  generally  or in an industry or market  segment,  rather than  movements in the price of a particular  security.
Accordingly,  successful  use by a Fund of  options  on  indices is subject to a subadvisor's  ability to predict  correctly  the  direction  of movements in the market  generally or in a particular  industry or market segment.  This requires different  skills  and  techniques  than  predicting  changes  in the  prices of individual securities.

Index prices may be distorted if trading of a  substantial  number of securities included  in the index is  interrupted,  causing  the trading of options on that index to be  halted.  If a trading  halt  occurred,  a Fund would not be able to close out options  that it had  purchased  and the Fund may incur  losses if the underlying  index moved  adversely  before  trading  resumed.  If a trading halt occurred  and  restrictions  prohibiting  the  exercise of options  were imposed through  the close of trading on the last day before  expiration,  exercises  on that day would be  settled  on the basis of a closing  index  value that may not reflect  current price  information  for  securities  representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final  determination  of the closing  index value for that day,  the Fund runs the risk that the level of the  underlying  index may change  before  closing.  If such a change causes the exercised option to fall  "out-of-the-money," a Fund will be required to pay the difference  between the closing index value and the exercise price of the option
(times the applicable multiplier) to the assigned writer. Although a Fund may be able to  minimize  this risk by  withholding  exercise  instructions  until just before the daily  cutoff time or by selling  rather than  exercising  the option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk entirely  because the cutoff times for index options may be earlier  than  those  fixed  for other  types of  options  and may occur  before definitive closing index values are announced.

                                       10

Rule 144A and Illiquid Securities

A Fund may  invest  in  securities  that are  exempt  under  Rule  144A from the registration requirements of the 1933 Act. Those securities purchased under Rule
144A are traded among qualified institutional investors.

The Board has instructed  each  subadvisor to consider the following  factors in determining  the liquidity of a security  purchased  under Rule 144A for a Fund:
(i) the security can be sold within seven days at approximately  the same amount at which it is valued by the Fund;  (ii) there is reasonable  assurance that the security will remain marketable  throughout the period it is expected to be held by the Fund,  taking into account the actual  frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the  security;  (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue;  and (vi) for Rule
144A securities that are also exempt from registration  under Section 3(c)(7) of the 1940 Act, there is a sufficient market of "qualified purchasers" (as defined in the 1940 Act) to assure that the security will remain  marketable  throughout the period the  security  is expected  to be held by the Fund.  Although  having delegated  the  day-to-day  functions,  the Board will  continue  to monitor and periodically review the subadvisors' selections of Rule 144A securities, as well
as  the  subadvisors'  determinations  as  to  their  liquidity.   Investing  in
securities  under Rule 144A could have the effect of  increasing  the level of a
Fund's illiquidity to the extent that qualified institutional buyers become, for a time,  uninterested in purchasing  these  securities.  After the purchase of a security under Rule 144A, however, the Board and the subadvisor will continue to monitor the  liquidity of that security to ensure that the Fund has no more than
15% of its net assets in illiquid securities.

A Fund will limit its investments in securities that the Fund is restricted from selling to the public  without  registration  under the 1933 Act to no more than
15% of the Fund's net  assets,  excluding  restricted  securities  eligible  for resale  pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which include continuing oversight by the Board.

If a subadvisor  determines that a security  purchased for a Fund in reliance on
Rule 144A that was previously  determined to be liquid, is no longer liquid and, as a result,  the Fund's holdings of illiquid  securities  exceed the Fund's 15%
limitation on investments in such securities, the subadvisor will determine what action  shall be taken to  ensure  that the Fund  continues  to  adhere  to such limitation,  including disposing of illiquid assets, which may include such Rule
144A securities.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such  purchases are  consistent  with the Fund's  investment  objective and restrictions  and are permitted  under the 1940 Act. The 1940 Act requires that, as determined  immediately after a purchase is made, (i) not more than 5% of the value of a Fund's  total  assets will be invested in the  securities  of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding  voting stock of any one investment company will be owned by a Fund.  Certain

                                       11

exceptions  to  these  limitations  may  apply.  As  a  shareholder  of  another investment company, a Fund would bear, along with other shareholders, the Fund's pro rata portion of the other investment company's expenses,  including advisory fees. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

Issuer Location

A Fund considers a number of factors to determine  whether an investment is tied to a  particular  country,  including  whether:  the  investment  is  issued  or guaranteed  by a  particular  government  or  any  of  its  agencies,  political subdivisions,  or  instrumentalities;  the  investment  has its primary  trading market in a  particular  country;  the  issuer is  organized  under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular  country or region;  and the  investment  is exposed to the  economic fortunes and risks of a particular country.

Short Sales

A Fund  may  from  time to time  sell  securities  short.  In the  event  that a subadvisor  anticipates that the price of a security will decline,  the Fund may sell the  security  short and  borrow the same  security  from a broker or other institution  to  complete  the  sale.  A Fund  will  incur a  profit  or a loss, depending  upon whether the market price of the security  decreases or increases between  the date of the short sale and the date on which the Fund must  replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential,  and short sales  involve  special  considerations.  Risks of short sales include the risk that possible losses from short sales may be unlimited  (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested,  and a Fund may be unable to replace a borrowed security sold short.

When-Issued Securities

A Fund may purchase  securities offered on a "when-issued" or "forward delivery"
basis. When so offered,  the price, which is generally expressed in yield terms, is fixed at the time the  commitment  to  purchase  is made,  but  delivery  and payment for the when-issued or forward delivery securities take place at a later date.  During the period between purchase and settlement,  no payment is made by the  purchaser  to the  issuer and no  interest  on the  when-issued  or forward delivery  security  accrues  to the  purchaser.  While  when-issued  or  forward delivery  securities  may be sold prior to the  settlement  date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment  reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis,  the Fund  will  record  the  transaction  and  reflect  the value of the security in determining  its net asset value.  The market value of a when-issued or forward  delivery  security may be more or less than the purchase price.  The
Trust and the  Advisor do not  believe  that a Fund's net asset  value or income will be adversely  affected by its purchase of securities  on a  when-issued  or forward delivery basis. The Custodian will maintain  Segregated  Assets equal in value to  commitments  for  when-issued  or  forward  delivery  securities.  The
Segregated  Assets  maintained  by a Fund with  respect  to any  when-issued  or forward delivery securities shall be liquid, unencumbered,  and marked-to-market daily,  and such  Segregated  Assets  shall be  maintained  in  accordance  with pertinent SEC positions.

                                       12

Exchange-Traded Index Securities

Subject to the limitations on investment in investment  company securities and a
Fund's own investment  objective,  each Fund may invest in exchange-traded index securities  that are  currently  operational  and that may be  developed  in the future.  Exchange-traded  index securities generally trade on the American Stock
Exchange  or New  York  Stock  Exchange  and  are  subject  to the  risks  of an investment in a broadly  based  portfolio of common  stocks,  including the risk that the general level of stock prices may decline,  thereby adversely affecting the value of the Fund's  investment.  These  securities  generally  bear certain operational expenses. To the extent that a Fund invests in these securities, the
Fund must bear these expenses in addition to the expenses of its own operation.

Equity Funds

Equity Securities

A Fund may invest in a broad range of equity  securities  of U.S.  and  non-U.S.
issuers,   including  common  stocks  of  companies  or  closed-end   investment
companies,  preferred stocks,  debt securities  convertible into or exchangeable for common  stock,  securities  such as warrants or rights that are  convertible into common stock and  sponsored or  unsponsored  American,  European and Global
depositary  receipts   (together,   "Depositary   Receipts").   The  issuers  of
unsponsored   Depositary   Receipts  are  not  obligated  to  disclose  material
information in the United States.

Convertible Securities

Each Equity Fund, as well as the MGI Core  Opportunistic  Fixed Income Fund, may invest in convertible securities that generally offer lower interest or dividend yields than  non-convertible  debt securities of similar  quality.  The value of convertible securities may reflect changes in the value of the underlying common stock.  Convertible  securities entail less credit risk than the issuer's common stock because they rank senior to common stock.  Convertible  securities entitle the holder to exchange the securities for a specified number of shares of common stock,  usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert.
The provisions of any convertible  security determine its ranking in a company's capital  structure.  In the case of  subordinated  convertible  debentures,  the holder's  claims on assets and earnings are  subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders.  In the case of preferred stock and convertible  preferred stock, the holder's claim on assets and earnings are  subordinated  to the claims of all creditors but are senior to the claims of common  shareholders.  As a result of their ranking in a company's  capitalization,  convertible  securities that are rated by nationally recognized  statistical  rating  organizations  generally  are rated below other obligations of the company,  and many  convertible  securities  either are rated below  investment  grade or are not rated.  See "Lower Rated Debt Securities" in this SAI.

Real Estate Investment Trusts

Real estate  investment  trusts  ("REITs") pool investors' funds for investment, primarily  in  income  producing  real  estate or real  estate-related  loans or interests.  A REIT is not taxed on

                                       13

income  distributed  to its  shareholders  or  unitholders  if it complies  with regulatory  requirements  relating to its  organization,  ownership,  assets and income, and with a regulatory requirement that it distribute to its shareholders or  unitholders  at least  90% of its  taxable  income  for each  taxable  year.
Generally,  REITs can be classified as Equity REITs,  Mortgage  REITs, or Hybrid
REITs.  Equity  REITs  invest the  majority  of their  assets  directly  in real property  and derive their income  primarily  from rents and capital  gains from
appreciation   realized  through  property  sales.   Equity  REITs  are  further
categorized  according to the types of real estate  securities  they own,  e.g., apartment properties, retail shopping centers, office and industrial properties, hotels,  health-care facilities,  manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate  mortgages and derive their income primarily from interest  payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be  affected  by  changes  in the value of their  underlying  properties  and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of  the  credit  extended.  Furthermore,  REITs  are  dependent  on  specialized management  skills.  Some  REITs  may have  limited  diversification  and may be subject to risks inherent in investments in a limited number of properties, in a narrow  geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make  distributions  to  shareholders  or
unitholders,   and  may  be   subject   to   defaults   by   borrowers   and  to
self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the 1940 Act.

Private Equity Investments in Public Equity

The Funds may purchase equity  securities in a private placement that are issued by issuers who have outstanding,  publicly-traded  equity securities of the same class  ("private  investments  in public  equity" or  "PIPEs").  Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is  completed.  This  restricted  period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot  freely  trade the  securities.  Generally,  such restrictions  cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified  financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered,  or that the registration will remain in effect.

Fixed Income Funds

Eurodollar Securities

A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S.  issuer or a foreign  issuer that are issued  outside the United  States.
Interest and dividends on Eurodollar securities are payable in U.S. dollars.

                                       14

Lower Rated Debt Securities
(MGI Core Opportunistic Fixed Income Fund only)

Fixed income  securities rated lower than Baa by Moody's or BBB by S&P are below investment  grade and are  considered to be of poor  standing and  predominantly speculative.  Such  securities  ("lower  rated debt  securities")  are  commonly referred to as "junk  bonds" and are subject to a  substantial  degree of credit risk.  Lower rated debt  securities  may be issued as a consequence of corporate
restructurings,   such  as  leveraged  buy-outs,  mergers,  acquisitions,   debt
recapitalizations,  or similar  events.  Also,  lower rated debt  securities are often issued by smaller,  less  creditworthy  companies  or by highly  leveraged
(indebted)  firms,  which are generally less able than more  financially  stable firms to make scheduled payments of interest and principal.  Certain convertible securities  also  may be  rated  below  investment  grade.  The  risks  posed by securities issued under such circumstances are substantial.

In the past,  the high yields from lower  rated debt  securities  have more than compensated for the higher default rates on such securities.  However, there can be no assurance that  diversification will protect the Fund from widespread bond defaults  brought about by a sustained  economic  downturn,  or that yields will continue to offset  default rates on lower rated debt  securities in the future.
Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations  during an economic  downturn or during sustained periods of rising interest rates may be impaired. In addition,  such issuers may not have more  traditional  methods of  financing  available  to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is  significantly  greater  for the  holders  of lower  rated  debt securities  because such  securities may be unsecured and may be subordinated to other  creditors of the issuer.  Further,  an economic  recession  may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated debt securities will be influenced not only by changing interest rates,  but also by the bond market's  perception of credit quality and the  outlook  for  economic  growth.  When  economic  conditions  appear  to  be deteriorating,  lower rated debt  securities  may decline in market value due to investors'  heightened  concern over credit  quality,  regardless  of prevailing interest rates.

Especially at such times,  trading in the secondary  market for lower rated debt securities may become thin and market  liquidity may be  significantly  reduced.
Even under normal conditions,  the market for lower rated debt securities may be less liquid than the market for  investment  grade  corporate  bonds.  There are fewer securities  dealers in the high yield market and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional  investors.  In periods of reduced market  liquidity,  lower rated debt  securities'  prices may become  more  volatile  and the Fund's  ability to dispose of particular  securities  when  necessary to meet the Fund's  liquidity needs or in response to a specific  economic event,  such as a deterioration  in the creditworthiness of the issuer, may be adversely affected.

Lower rated debt  securities  frequently  have call or redemption  features that would permit an issuer to  repurchase  the security  from a Fund. If a call were exercised by the issuer  during a period of  declining  interest  rates,  a Fund likely  would  have to  replace  such  called  security  with a  lower  yielding security,  thus  decreasing  the  net  investment  income  to the  Fund  and any dividends to investors.

                                       15

Besides credit and liquidity  concerns,  prices for lower rated debt  securities may be affected by legislative and regulatory  developments.  For example,  from time to time,  Congress has considered  legislation to restrict or eliminate the
corporate  tax  deduction  for  interest  payments  or  to  regulate   corporate
restructurings such as takeovers or mergers.  Such legislation may significantly depress the prices of outstanding lower rated debt securities.  A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher  rated  securities,  including  risk of untimely  interest and principal  payment,  default,  price  volatility  and may  present  problems  of liquidity, valuation, and currency risk.

Inflation Protected Securities

Inflation  protected  securities  are debt  securities  whose  principal  and/or interest  payments are adjusted for inflation,  unlike debt securities that make fixed principal and interest payments.  Inflation  protected  securities include
Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury.  The interest rate paid by TIPS is fixed, while the principal value  rises or falls  based on  changes in a  published  Consumer  Price  Index
("CPI").  Thus, if inflation occurs,  the principal and interest payments on the
TIPS are adjusted  accordingly  to protect  investors  from  inflationary  loss.
During a  deflationary  period,  the principal and interest  payments  decrease, although the TIPS'  principal  amounts will not drop below their face amounts at maturity.  In exchange for the inflation  protection,  TIPS  generally pay lower interest rates than typical U.S. Treasury  securities.  Only if inflation occurs will TIPS offer a higher  real yield than a  conventional  Treasury  bond of the same maturity.

Other  issuers  of  inflation  protected  debt  securities  include  other  U.S.
government agencies or instrumentalities, corporations, and foreign governments.
There can be no  assurance  that the CPI or any  foreign  inflation  index  will accurately  measure  the real  rate of  inflation  in the  prices  of goods  and services.  Moreover,  there can be no assurance  that the rate of inflation in a foreign  country  will be  correlated  to the rate of  inflation  in the  United
States.

Pay-In-Kind Bonds

A Fund may invest in pay-in-kind  bonds.  Pay-in-kind  bonds are securities that pay interest through the issuance of additional  bonds. A Fund will be deemed to receive  interest  over the life of such  bonds and may be treated  for  federal income tax  purposes as if interest  were paid on a current  basis,  although no cash  interest  payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized
Mortgage Obligations ("CMOs")

A Fund also may invest in  mortgage-backed  securities,  which are  interests in pools of  mortgage  loans,  including  mortgage  loans made by savings  and loan institutions,  mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. A Fund also may invest in debt securities  that are secured with collateral

                                       16

consisting of  mortgage-backed  securities,  such as CMOs, and in other types of mortgage-related securities.

The principal issuers of mortgage-related securities are the Government National
Mortgage  Association  ("GNMA"),  Fannie  Mae  and  Freddie  Mac.  The  type  of government guarantees, if any, supporting mortgage-related securities depends on the issuers of the  securities.  The timely payment of principal and interest on mortgage-backed  securities  issued or  guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees,  however, do not apply to the market value of Fund shares.  Also,  securities  issued by GNMA and other  mortgage-backed  securities  may be  purchased  at a premium over the maturity value of the underlying  mortgages.  This premium is not guaranteed and would be lost if prepayment  occurs.  Mortgage-backed  securities issued by U.S.
government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations.  Certain  obligations,  such as those issued by the Federal
Home Loan  Bank are  supported  by the  issuer's  right to borrow  from the U.S.
Treasury,  while others,  such as those issued by Fannie Mae, are supported only by the credit of the issuer.  Unscheduled  or early  payments on the  underlying mortgages may shorten the securities' effective maturities and reduce returns. A
Fund may agree to purchase or sell these  securities  with  payment and delivery taking place at a future date. A decline in interest  rates may lead to a faster rate of repayment of the underlying  mortgages and expose a Fund to a lower rate of return upon reinvestment.  To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed  securities held by the Fund may not appreciate as rapidly as the price of noncallable  debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities,  which  normally  provide for periodic  payment of interest in fixed amounts with principal  payments at maturity or specified  call dates.  Instead, these  securities  provide a monthly  payment that consists of both interest and principal  payments.  In effect,  these  payments  are a  "pass-through"  of the monthly  payments made by the individual  borrowers on their mortgage loans, net of any fees  paid to the  issuer or  guarantor  of such  securities.  Additional payments are caused by  repayments of principal  resulting  from the sale of the underlying property,  refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by GNMA)
are described as "modified pass-through." These securities entitle the holder to receive all interest and principal  payments owed on the mortgage  pool,  net of certain fees, at the scheduled  payments dates  regardless of whether or not the mortgagor actually makes the payment.

Any discount  enjoyed on the purchases of a  pass-through  type  mortgage-backed security will likely  constitute market discount.  As a Fund receives  principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the  "accrued  market  discount."  Market discount is to be accrued  either under a constant rate method or a proportional method.  Pass-through type mortgage-backed  securities purchased at a premium to their face value will be subject to a similar rule  requiring  recognition of an offset to ordinary  interest  income,  an amount of premium  attributable to the receipt of principal.  The amount of premium recovered is to be determined using a method  similar  to that in place  for  market  discount.  A Fund may elect to accrue  market  discount  or  amortize  premium  notwithstanding  the  amount of principal  received.  Such election will apply to all bonds held and  thereafter acquired

                                       17

unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

Commercial  banks,  savings and loan  institutions,  private mortgage  insurance companies,  mortgage  bankers,  and other  secondary  market issuers also create pass-through  pools  of  conventional  mortgage  loans.  Such  issuers  may,  in addition,  be the originators and/or servicers of the underlying  mortgage loans as well as the guarantors of the mortgage-related  securities.  Pools created by such  non-governmental  issuers  generally  offer a higher rate of interest than government and government-related  pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and  principal of these pools may be supported by various  forms of insurance or guarantees,  including  individual loan,  title,  pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness  of the  issuers  thereof  will be  considered  in  determining whether a mortgage-related security meets a Fund's investment quality standards.
There can be no assurance that the private insurers or guarantors can meet their obligations  under the  insurance  policies  or  guarantees,  even if through an examination of the loan  experience  and practices of the  originators/servicers and poolers,  a subadvisor  determines that the securities meet a Fund's quality standards.  Although  the market for such  securities  is becoming  increasingly liquid,  securities  issued by certain private  organizations may not be readily marketable.

A CMO is a debt  security on which  interest and prepaid  principal are paid, in most cases,  semi-annually.  CMOs may be  collateralized by whole mortgage loans but are more  typically  collateralized  by portfolios of mortgage  pass-through securities  guaranteed  by GNMA,  Freddie  Mac,  or Fannie Mae and their  income streams.

CMOs  issued by  private  entities  are not  government  securities  and are not directly guaranteed by any government agency. They are secured by the underlying collateral  of the private  issuer.  Yields on  privately-issued  CMOs have been historically  higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more  sensitive to interest  rates than U.S.  government-issued  CMOs. For federal  income tax  purposes,  a Fund will be required to accrue income on CMOs using the "catch-up" method, with an aggregate prepayment assumption.

Dollar Rolls

A Fund may enter  into  dollar  rolls in which  the Fund  sells  securities  and simultaneously  contracts to repurchase  substantially  similar  securities on a specified  future date.  In the case of dollar rolls  involving  mortgage-backed securities,  the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold,  but will be  supported  by  different  pools of  mortgages.  A Fund forgoes  principal  and interest  paid during the roll period on the  securities sold in a dollar roll, but the Fund is compensated by the difference between the current  sales  price and the price for the  future  purchase  as well as by any interest  earned on the  proceeds of the  securities  sold. A Fund could also be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government  securities dealers recognized by the Federal Reserve
Board, or with member banks of the Federal Reserve. The Trust does not believe a
Fund's obligations under

                                       18

dollar rolls are senior  securities and  accordingly,  the Funds, as a matter of non-fundamental  policy,  will not treat dollar rolls as being  subject to their respective  borrowing  or senior  securities  restrictions.  In  addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

A  to-be-announced   mortgage-backed   security  ("TBA")  is  a  mortgage-backed
security,  such as a GNMA pass-through security,  that is purchased or sold with specific  pools  that will  constitute  that GNMA  pass-through  security  to be announced  on a future  settlement  date.  At the time of purchase of a TBA, the seller  does  not  specify  the  particular  mortgage-backed  securities  to  be delivered  but rather agrees to accept any  mortgage-backed  security that meets specified  terms.  A Fund and the seller  would agree upon the issuer,  interest rate, and terms of the underlying  mortgages,  but the seller would not identify
the  specific   underlying   mortgages   until  shortly  before  it  issues  the
mortgage-backed   security.  TBAs  increase  interest  rate  risks  because  the underlying mortgages maybe less favorable than anticipated by the Fund.

Other Mortgage-Backed Securities

The Advisor and the subadvisors expect that governmental, government-related, or private  entities  may create  mortgage  loan  pools and other  mortgage-related
securities   offering   mortgage   pass-through   and    mortgage-collateralized
investments in addition to those described above. The mortgages underlying these securities  may include  alternative  mortgage  instruments,  that is,  mortgage instruments  whose  principal  or interest  payments  may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages.  As new types of  mortgage-related  securities  are developed  and offered to  investors,  the
Advisor  and the  subadvisors  will,  consistent  with  each  Fund's  investment objective,  policies,  and quality  standards,  consider the  appropriateness of making investments in such new types of mortgage-related securities.

Asset-Backed Securities

A Fund  may  invest  a  portion  of its  assets  in debt  obligations  known  as
"asset-backed securities." Asset-backed securities are securities that represent a  participation  in, or are secured by and payable  from,  a stream of payments generated by  particular  assets,  most often a pool or pools of similar  assets
(e.g.,  receivables  on home equity and credit loans and  receivables  regarding automobile,  credit card, mobile home and recreational vehicle loans,  wholesale dealer floor plans, and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the  underlying  assets and the level of credit  support  and/or  enhancement provided.  Asset-backed  securities are subject to the same prepayment  risks as mortgage-backed  securities.  For federal  income tax  purposes,  a Fund will be required  to accrue  income on  pay-through  asset-backed  securities  using the
"catch-up" method, with an aggregate prepayment assumption.

The credit quality of asset-backed  securities  depends  primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated  from the credit risk of the  originator  or any other affiliated  entities,  and the amount and quality of any credit support provided to the  securities.  The rate of principal  payment on  asset-backed  securities

                                       19

generally  depends on the rate of principal  payments received on the underlying assets  that,  in turn,  may be  affected  by a variety  of  economic  and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated  yield to maturity.  Asset-backed  securities  may be  classified as
"pass-through certificates" or "collateralized obligations."

Due to the shorter maturity of the collateral backing  asset-backed  securities, there is less of a risk of  substantial  prepayment  than  with  mortgage-backed securities.  Such asset-backed securities do, however, involve certain risks not associated  with  mortgage-backed  securities,  including the risk that security interests  cannot  be  adequately,  or in  many  cases,  ever,  established.  In addition, with respect to credit card receivables, a number of state and federal consumer  credit laws give debtors the right to set off certain  amounts owed on the credit  cards,  thereby  reducing the  outstanding  balance.  In the case of automobile  receivables,  there is a risk that the holders may not have either a proper  or  first  security  interest  in all of the  obligations  backing  such receivables due to the large number of vehicles  involved in a typical  issuance
and  technical   requirements  under  state  laws.   Therefore,   recoveries  on
repossessed  collateral  may not always be available to support  payments on the securities.

Examples of credit  support  arising  out of the  structure  of the  transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve against future losses), and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided  for each issue is generally  based on  historical  credit  information respecting  the level of credit  risk  associated  with the  underlying  assets.
Delinquencies  or losses in excess of those  anticipated  could adversely affect the return on an investment in such issue.

The MGI Core Opportunistic  Fixed Income Fund may invest in collateralized  debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs") and other similarly structured  securities.  CDOs and CBOs are types of asset-backed securities.  A CBO is a trust  that is  backed  by a  diversified  pool of below investment grade fixed income  securities.  CDOs may charge  management fees and administrative  expenses.  In addition to the normal risks associated with fixed income securities  discussed  elsewhere in this SAI and the Funds'  Prospectuses
(i.e.,  credit  risk and  interest  rate  risk),  CDOs carry  additional  risks, including,  but not  limited to: (i) the  possibility  that  distributions  from collateral  securities  will not be adequate to make interest or other payments;
(ii) the quality of collateral  may decline in value or default;  (iii) the Fund may invest in CDOs that are  subordinate to other classes;  and (iv) the complex structure of the securities may produce unexpected investment results.

Equipment Trust Certificates

A Fund  may  invest  in  equipment  trust  certificates.  The  proceeds  of such certificates are used to purchase equipment,  such as railroad cars,  airplanes, or other  equipment,  which in turn serve as collateral for the related issue of certificates.  The  equipment  subject  to a  trust  generally  is  leased  by a railroad,  airline, or other business, and rental payments provide the projected cash  flow  for

                                       20

the  repayment  of equipment  trust  certificates.  Holders of  equipment  trust certificates  must look to the  collateral  securing the  certificates,  and any guarantee  provided by the lessee or any parent  corporation  for the payment of lease  amounts,  in the case of default in the payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

A Fund may invest in zero coupon or delayed  interest  securities,  which pay no cash income until maturity or a specified date when the securities  begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity.  When held to maturity or cash payment  date,  the entire income of such securities, which consists of accretion of discount, comes from the  difference  between the purchase  price and their value at maturity or cash  payment  date.  The  market  prices of zero  coupon and  delayed  interest securities  are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities  having  similar  maturities and credit qualities that pay interest periodically.

Zero coupon  securities  are subject to greater market value  fluctuations  from changing interest rates than debt obligations of comparable maturities that make current  distributions of interest (cash).  Zero coupon  convertible  securities offer the  opportunity  for capital  appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the  underlying  common stocks as they usually are issued with short  maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities  include securities issued directly by the U.S. Treasury, and U.S.  Treasury  bonds or notes  and their  unmatured  interest  coupons  and receipts for their underlying principal ("coupons") which have been separated by their holder,  typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying  principal (the "corpus")
of the U.S.  Treasury  security.  A number of  securities  firms and banks  have stripped  the  interest  coupons and  receipts and then resold them in custodial receipt  programs with a number of different names,  including  "Treasury Income
Growth  Receipts"  ("TIGRS") and Certificate of Accrual on Treasuries  ("CATS").
The underlying U.S.  Treasury bonds and notes  themselves are held in book-entry form at the Federal  Reserve  Bank or, in the case of bearer  securities  (i.e., unregistered  securities  which are  owned  ostensibly  by the  bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal  Reserve program as established by the U.S.  Treasury  Department is known as "STRIPS" or "Separate  Trading of Registered  Interest and Principal of
Securities."  Under  the  STRIPS  program,  a Fund  will be  able  to  have  its beneficial  ownership  of  zero  coupon  securities  recorded  directly  in  the book-entry  recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S.  Treasury  obligations have been stripped of their unmatured  interest coupons  by the  holder,  the  principal  or corpus  is sold at a deep  discount because the buyer  receives  only the right to receive a future fixed payment on the  security  and does not  receive  any  rights to  periodic  interest  (cash)
payments.  Once  stripped  or  separated,  the  corpus and  coupons  may be sold

                                       21

separately.  Typically,  the coupons are sold  separately  or grouped with other coupons with like maturity  dates and sold in such bundled  form.  Purchasers of
stripped  obligations   acquire,  in  effect,   discount  obligations  that  are
economically  identical  to the zero coupon  securities  that the U.S.  Treasury sells  itself.  These  stripped  securities  are  also  treated  as zero  coupon securities with original issue discount for tax purposes.

Structured Notes

Structured  notes are  derivative  debt  securities,  the  interest  rate and/or principal of which is  determined  by an unrelated  indicator.  The value of the principal of and/or  interest on structured  notes is determined by reference to changes in the return,  interest rate, or value at maturity of a specific asset, reference rate, or index (the "reference  instrument") or the relative change in two or more  reference  instruments.  The interest rate or the principal  amount payable upon  maturity or redemption  may be increased or  decreased,  depending upon changes in the applicable  reference  instruments.  Structured notes may be positively or negatively  indexed, so that an increase in value of the reference instrument  may produce an increase or a decrease in the interest  rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the  structured  note at maturity may be  calculated as a specified multiple of the change in the value of the  reference;  therefore,  the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt  securities  because the investor bears the risk of the reference  instrument.  Structured  notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Foreign  Securities  (Applicable  to Funds other than the MGI US Short  Maturity
Fixed Income Fund, as described in the Prospectuses)

Investors  should  recognize that investing in foreign issuers  involves certain considerations,  including those set forth in the Funds' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently  denominated in foreign  currencies,  and since the Funds may temporarily  hold uninvested  reserves in bank deposits in foreign currencies,  the Funds will be affected  favorably or  unfavorably by changes in currency  rates and in  exchange  control  regulations  and may  incur  costs in connection with conversions between various currencies.  The investment policies of the  Funds  permit  them to enter  into  forward  foreign  currency  exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward Foreign Currency Contracts

The Funds may  purchase  or sell  currencies  and/or  engage in forward  foreign currency transactions in order to expedite settlement of portfolio  transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between  currency  traders  (usually large commercial  banks) and their customers.  A forward  contract  generally  has no  deposit  requirement  and no commissions  are  charged at any stage for  trades.  The Funds will  account for forward  contracts by  marking-to-market  each day at current  forward  contract values.

                                       22

The Funds will only enter into forward  contracts to sell, for a fixed amount of
U.S. dollars or other appropriate  currency,  an amount of foreign currency,  to the  extent  that the value of the short  forward  contract  is  covered  by the
underlying  value  of  securities   denominated  in  the  currency  being  sold.
Alternatively,  when a Fund enters into a forward  contract to sell an amount of foreign  currency,  the Fund's custodian or sub-custodian  will place Segregated
Assets in a segregated  account of the Fund in an amount not less than the value of the  Fund's  total  assets  committed  to the  consummation  of such  forward contracts.  If the additional Segregated Assets placed in the segregated account decline,  additional cash or securities will be placed in the account on a daily basis so that the  value of the  account  will  equal the  amount of the  Fund's commitments with respect to such contracts.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage  currency  risk or to gain exposure to a currency  without  purchasing securities  denominated  in  that  currency.  A  non-deliverable  forward  is  a transaction  that  represents  an  agreement  between a Fund and a  counterparty
(usually a commercial  bank) to buy or sell a specified  (notional)  amount of a particular  currency at an agreed upon foreign  exchange  rate on an agreed upon future date. Unlike other currency  transactions,  there is no physical delivery of the currency on the  settlement  of a  non-deliverable  forward  transaction.
Rather,  the Fund and the  counterparty  agree to net the settlement by making a payment in U.S.  dollars or another fully  convertible  currency that represents any differential  between the foreign exchange rate agreed upon at the inception of the  non-deliverable  forward  agreement and the actual  exchange rate on the
agreed  upon  future   date.   Thus,   the  actual  gain  or  loss  of  a  given
non-deliverable   forward   transaction   is  calculated  by   multiplying   the
transaction's  notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund  generally  may only close out a  non-deliverable  forward with the particular  counterparty,  there is a risk that the counterparty will default on its obligation under the agreement.  If the counterparty defaults, the Fund will have contractual  remedies pursuant to the agreement related to the transaction, but there is no  assurance  that  contract  counterparties  will be able to meet their  obligations  pursuant  to such  agreements  or  that,  in the  event of a default,  a Fund will succeed in pursuing  contractual  remedies.  The Fund thus assumes  the risk  that it may be  delayed  in,  or  prevented  from,  obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition,  where the currency  exchange rates that are the subject of a given non-deliverable  forward  transaction  do not  move in the  direction  or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction.  The Fund's  investment  in a  particular  non-deliverable  forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies,  including economic,  political, and legal developments that impact the applicable countries,  as well as exchange control regulations of the applicable countries.  These risks are heightened when a non-deliverable forward transaction  involves  currencies  of emerging  market  countries  because  such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

                                       23

Options on Foreign Currencies

The Funds may  purchase  and write put and call  options on  foreign  currencies
(traded on U.S.  and foreign  exchanges or  over-the-counter  markets) to manage their  exposure  to  changes  in  currency  exchange  rates.  The Funds also may purchase  and write  options on foreign  currencies  for  hedging  purposes in a manner  similar to that in which  futures  contracts on foreign  currencies,  or forward contracts,  will be utilized.  For example, a decline in the U.S. dollar value of a foreign  currency in which portfolio  securities are denominated will reduce the U.S.  dollar  value of such  securities,  even if their  value in the foreign currency remains constant.  In order to protect against such diminutions in the value of  portfolio  securities,  a Fund may  purchase put options on the foreign  currency.  If the U.S.  dollar price of the currency does decline,  the
Fund  will  have the  right to sell  such  currency  for a fixed  amount in U.S.
dollars and will thereby offset,  in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely,  where a rise in the  U.S.  dollar  value  of a  currency  in  which securities to be acquired are denominated is projected,  thereby  increasing the
U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset,  at least  partially,  the effects of the  adverse  movement  in  exchange  rates.  As in the case of  other  types of options,  however,  the  benefit to the Fund to be  derived  from  purchases  of foreign  currency  options  will be  reduced by the  amount of the  premium  and related  transaction  costs. In addition,  where currency  exchange rates do not move in the  direction  or to the extent  anticipated,  the Fund  could  sustain losses on transactions in foreign  currency  options,  which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign  currencies for the same types of hedging purposes.  For example,  where a Fund  anticipates a decline in the U.S.  dollar value of foreign currency denominated  securities due to adverse fluctuations in exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the relevant currency. If the expected decline occurs, the option will most  likely not be  exercised,  and the  diminution  in the value of the Fund's portfolio securities will be offset by the amount of the premium received.

Similarly,  instead of purchasing a call option to hedge against an  anticipated increase in the U.S.  dollar cost of  securities  to be  acquired,  a Fund could write a put option on the relevant  currency  which, if rates move in the manner projected,  will expire  unexercised  and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the  premium,  and only if exchange  rates move in the expected direction.  If this does not occur, the option may be exercised and the
Fund would be required to  purchase or sell the  underlying  currency at a loss, which may not be offset by the amount of the  premium.  Through  the  writing of options on foreign currencies,  the Fund also may be required to forego all or a portion of the benefit that might  otherwise  have been obtained from  favorable movements in exchange rates.

The Funds also may engage in options  transactions for non-hedging  purposes.  A
Fund  may  use  options  transactions  to gain  exposure  to

                                       24

a  currency  when  a  subadvisor  believes  that  exposure  to the  currency  is beneficial  to the Fund but believes  that the  securities  denominated  in that currency are unattractive.

The Funds may write  covered call options on foreign  currencies.  A call option written  on a  foreign  currency  by a Fund is  "covered"  if the Fund  owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash  consideration held in a segregated account by the custodian bank)  upon  conversion  or  exchange  of  other  foreign  currency  held in its portfolio.  A call  option  is also  covered  if the Fund has a call on the same foreign  currency and in the same principal amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written,  or (b) is  greater  than the  exercise  price of the call written if the  difference is  maintained by the Fund in Segregated  Assets in a segregated account with its custodian bank.

With  respect to writing put options,  at the time the put is written,  the Fund will  establish a  segregated  account with its  custodian  bank  consisting  of
Segregated  Assets in an amount  equal in value to the  amount  the Fund will be required to pay upon exercise of the put. The account will be  maintained  until the put is  exercised,  has expired,  or the Fund has purchased a closing put of the same series as the one previously written.

Other Investments (Applicable to All Funds)
The Board may, in the future,  authorize  a Fund to invest in  securities  other than those listed in this SAI and in the Prospectuses,  provided such investment would be consistent with that Fund's investment  objective and that it would not violate any fundamental  investment policies or restrictions  applicable to that
Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund  without the  approval of a majority of the  outstanding voting  securities  (as defined in the 1940 Act) of the Fund.  Unless  otherwise indicated,  all percentage  limitations listed below apply to a Fund only at the time of the transaction.  Accordingly, if a percentage restriction is adhered to at the time of investment,  a later increase or decrease in the percentage  that results  from a  relative  change in  values or from a change in a Fund's  total assets will not be considered a violation. Each Fund may not:

     (i)  Purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent the Fund from  investing  in issuers  which  invest, deal, or otherwise  engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

     (ii) Purchase or sell  commodities,  except  that the Fund may  purchase or sell  currencies,  may enter into  futures  contracts  on  securities, currencies and other indices, or any other financial instruments,  and may purchase and sell options on such futures contracts;

     (iii) Issue securities senior to the Fund's presently  authorized shares of beneficial  interest,  to  the  extent  such  issuance  would  violate applicable law;

                                       25

     (iv) Make loans to other  persons,  except:  (a) through the lending of its portfolio  securities;  (b) through the  purchase of debt  securities, loan  participations  and/or  engaging in direct  corporate  loans for investment  purposes in accordance with its investment  objectives and policies;  and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (v)  Borrow money to the extent such  borrowing  would  violate  applicable law;

     (vi) Concentrate  (invest more than 25% of its net assets) in securities of issuers in a  particular  industry  (other than  securities  issued or guaranteed  by  the  U.S.  government  or  any  of  its  agencies,  or securities of other investment companies); and

     (vii) Underwrite the securities of other issuers,  except that the Fund may engage in  transactions  involving the  acquisition,  disposition,  or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the 1933 Act.

MANAGEMENT OF THE TRUST

The Trust is a Delaware  statutory  trust.  Under  Delaware  law,  the Board has overall  responsibility  for managing the business and affairs of the Trust. The
Trustees elect the officers of the Trust, who are responsible for  administering the day-to-day operations of the Funds.

The Trustees and  executive  officers of the Trust,  along with their  principal occupations  over the past five years and their  affiliations,  if any, with the
Advisor,  are listed below. The address of each executive  officer of the Trust, other than Mr. Goldenberg and Ms. Lo Bessette, is 200 Clarendon Street,  Boston,
Massachusetts  02116. The address of Mr.  Goldenberg and Ms. Lo Bessette is 1166
Avenue of the Americas, New York, New York 10036.

                                       26

Independent Trustees

                                                                                                   Number of
                                                 Term of                                         Portfolios in
                                               Office(1) and                                     Fund Complex*
    Name, Address           Position(s) Held   Length of Time    Principal Occupation(s) During    Overseen by   Other Directorships
       and Age                with Trust          Served               Past 5 Years                Trustee         Held by Trustee

Robert L. Ash                 Chairman and      Since 2005        Mr. Ash is retired. He is a         7                None
1166 Avenue of the Americas   Trustee                             member of the Board of Advisors
New York, NY 10036                                                of Merganser Capital Management
(61)                                                              since 2006. He was the Chief
                                                                  Executive Officer of EBB
                                                                  Services, Inc., a financial
                                                                  services company, from October
                                                                  2004 to February 2006.

Harrison M. Bains, Jr.        Trustee           Since 2005        Mr. Bains is retired. He was        7                None
1166 Avenue of the Americas                                       Vice President and Treasurer of
New York, NY 10036                                                Bristol-Myers Squibb Co. from
(64)                                                              1988 to 2004.

Adela M. Cepeda               Trustee           Since 2005        Ms. Cepeda is Founder and           7       Ms. Cepeda chairs the
A.C. Advisory, Inc.                                               President of A.C. Advisory, Inc.            Board of Directors of
161 No. Clark Street                                              (a financial advisory firm)                 Alta Capital Group
Suite 4975                                                        since 1995.                                 LLC (broker-dealer)
Chicago, IL 60601                                                                                             and she is a director
(49)                                                                                                          of The UBS Funds, UBS
                                                                                                              Relationship Funds,
                                                                                                              Fort Dearborn Income
                                                                                                              Securities, Inc., SMA
                                                                                                              Relationship Trust,
                                                                                                              and the Amalgamated
                                                                                                              Bank of Chicago.

                                       27

Interested Trustee

Phillip J. de Cristo**        Trustee,          Since 2006        Mr. de Cristo is President of       7                None
 (46)                         President and                       Mercer Global Investments, Inc.
                              Chief Executive                     since 2006. Prior to 2006, Mr.
                              Officer                             de Cristo was a managing
                                                                  director for Fidelity Pension
                                                                  Management, a division of
                                                                  Fidelity Investments and part of
                                                                  the international arm of
                                                                  Fidelity Investments.

(1)  Each Trustee holds office for an indefinite term.
*    The "Fund Complex" consists of the Trust, which has seven portfolios.
**   Mr. de Cristo is  considered to be an  "interested  person" of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

Officers

The executive officers of the Trust not named above are:

                                        Term of Office+
                      Position(s) Held   and Length of
  Name and Age        with the Trust     Time Served    Principal Occupation(s) During Past 5 Years

Ravi B. Venkataraman  Vice President and  Since 2005   Mr.  Venkataraman is Chief  Investment  Officer,  Mercer Global  Investments,
(39)                  Chief Investment                 Inc.  since 2004.  Mr.  Venkataraman  was Principal and Head of the Northeast
                      Officer                          Region of Mercer Investment Consulting, Inc. from 2000 to 2004.

Richard S. Joseph     Vice President,     Since 2005   Mr. Joseph is Chief Operating Officer, Mercer Global Investments,  Inc. since
(42)                  Treasurer, and                   2005.  Mr. Joseph was Chief  Operating  Officer of Pioneer  Investments  from
                      Principal                        March 2004 to June 2004 and Chief  Operating  Officer of  AdvisorCentral  LLC
                      Accounting Officer               from 2001 to 2004.

Cynthia Lo Bessette   Vice President,     Since 2005   Ms. Lo Bessette is a Senior Corporate  Counsel of Mercer Global  Investments,
(38)                  Secretary, and                   Inc.  since  2005.  From 2004 to 2005,  Ms. Lo  Bessette  was a Counsel  with
                      Chief Legal                      Dimensional  Fund  Advisors  Inc.  From 2001 to 2004,  Ms. Lo Bessette  was a
                      Officer                          Director and Associate  General Counsel with UBS Global Asset Management (US)
                                                       Inc.

                                       28

David M. Goldenberg   Vice President and  Since 2005   Mr.  Goldenberg is General Counsel of Mercer Human Resource  Consulting since
(40)                  Assistant                        2005.  He was Chief Counsel of Mercer  Global  Investments,  Inc. from August
                      Secretary                        2004 to December  2005;  and a Director of Mercer Trust Company from December
                                                       2004 to  September  2005.  From  2005  to  2006,  Mr.  Goldenberg  was  Chief
                                                       Compliance Officer of Mercer Global Investments,  Inc. From 2002 to 2004, Mr.
                                                       Goldenberg was Deputy  General  Counsel of UBS Global Asset  Management  (US)
                                                       Inc.

Christopher A. Ray    Vice President      Since 2006   Mr. Ray is a Vice  President  and Senior  Portfolio  Manager of Mercer Global
(44)                                                   Investments,  Inc.  since  2005.  From  1986 to 2005,  Mr.  Ray held  several
                                                       positions  with  Putnam   Investments,   including   senior  vice  president,
                                                       consultant relations manager, and fixed income portfolio manager.

Martin J. Wolin       Vice President and  Since 2006   Mr.  Wolin is the Chief  Compliance  Officer for Mercer  Global  Investments,
(39)                  Chief Compliance                 Inc.  in North  America and Mercer  Investment  Consulting  since 2006.  From
                      Officer                          2001 to 2006, Mr. Wolin was Chief Compliance Officer of Pioneer  Investments'
                                                                           U.S. investment management and mutual funds business.
____________________
+    Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

                                 Share Ownership

The  following  table sets forth the dollar  range of equity  securities  of the
Funds beneficially owned by each Trustee as of December 31, 2006:

                                                              Aggregate Dollar Range of Equity Securities in
                                                             all Registered Investment Companies Overseen by
                                  Dollar Range of Equity                the Trustee in the Family
   Name of Trustee               Securities in the Funds                of Investment Companies

Independent Trustees

     Robert L. Ash                   None                                          None
     Harrison M. Bains, Jr.          None                                          None
     Adela M. Cepeda                 None                                          None

Interested Trustee

    Phillip J. de Cristo             None                                          None

                                       29

As of June 30,  2007,  the  Trustees  did not own any  securities  issued by the
Advisor,  the  Distributor,   or  a  subadvisor,  or  any  company  controlling,
controlled by, or under common control with the Advisor,  the Distributor,  or a subadvisor.

TRUSTEES' COMPENSATION

The following table sets forth the  compensation  earned by the Trustees for the
Trust's fiscal year ended March 31, 2007:

                                                             Pension or                Total
                                          Annual             Retirement            Compensation
                                         Aggregate        Benefits Accrued      From the Trust and
                                       Compensation        As Part of Fund         Fund Complex
 Name                                 From the Trust          Expenses           Paid to Trustees

Independent Trustees

     Robert L. Ash                      $ 45,500               None                 $ 45,500
     Harrison M. Bains, Jr.             $ 37,500               None                 $ 37,500
     Adela M. Cepeda                    $ 35,500               None                 $ 35,500

Interested Trustee

     Phillip J. de Cristo                 None                 None                   None

No  officer  of the Trust who is also an  officer  or  employee  of the  Advisor receives any  compensation  from the Trust for services to the Trust.  The Trust pays each Trustee who is not affiliated  with the Advisor an annual  retainer of
$20,000.  In addition to the  retainer,  the Trust pays each  Trustee who is not affiliated with the Advisor $2,500 per in-person meeting attended, and $2,500 or
$500 per telephonic  meeting attended  (depending on the nature and scope of the telephonic meeting).  On an annual basis, the Trust also pays the Chairperson of the Board  $10,000,  the  Chairperson  of the Audit  Committee  $5,000,  and the
members of the Audit  Committee  $2,500.  The Trust also reimburses each Trustee and officer for  out-of-pocket  expenses  incurred in connection with travel and attendance at Board meetings.

Board Committees

Ms. Cepeda and Messrs. Ash and Bains sit on the Trust's Audit Committee, and Mr.
Bains is the  Chairman  of the  Audit  Committee.  The Audit  Committee  has the
responsibility,  among  other  things,  to:  (i)  select,  oversee,  and set the compensation of the Trust's independent  registered public accounting firm; (ii)
oversee the Trust's  accounting and financial  reporting policies and practices, its internal  controls  and, as  appropriate,  the internal  controls of certain service  providers;  (iii)  oversee the quality and  objectivity  of each Fund's financial  statements and the independent  audit(s)  thereof;  and (iv) act as a liaison between the Trust's  independent  registered  public accounting firm and the full Board. During the fiscal year ended March 31, 2007, the Audit Committee met three times.

Ms.  Cepeda  and  Messrs.  Ash  and  Bains  sit on the  Trust's  Nominating  and
Governance  Committee.  Ms.  Cepeda is the  Chairperson  of the  Nominating  and
Governance   Committee.   The

                                       30

Nominating and Governance Committee has the responsibility,  among other things, to: (i) make  recommendations  and to consider  shareholder  recommendations for nominations for Board members; (ii) periodically review Independent Board member compensation  and recommend any changes to the  Independent  members as a group;
and (iii) make  recommendations to the full Board for nominations for membership on all committees,  review all committee  assignments  annually and periodically review the responsibilities and need for all committees of the Board.

While the  Nominating  and Governance  Committee is solely  responsible  for the selection and  nomination of Trustee  candidates,  the Nominating and Governance
Committee may consider nominees recommended by Fund shareholders. The Nominating and  Governance  Committee  will  consider  recommendations  for  nominees  from shareholders sent to the Secretary of the Trust, c/o Mercer Global  Investments,
Inc., 1166 Avenue of the Americas,  New York, NY 10036. A nomination  submission must  include  all  information  relating  to the  recommended  nominee  that is required to be disclosed in  solicitations  or proxy statements for the election of Trustees,  as well as  information  sufficient  to evaluate the  individual's qualifications.  Nomination submissions must be accompanied by a written consent of the  individual  to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably  requested by the Nominating and
Governance  Committee.  During  the  fiscal  year  ended  March  31,  2007,  the
Nominating and Governance Committee did not meet.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Any  person  who owns  beneficially,  either  directly  or  through  one or more controlled  companies,  more than 25% of the voting  securities  of the Trust is presumed to control the Trust under the  provisions of the 1940 Act. Note that a controlling  person  possesses  the  ability to control  the  outcome of matters submitted  for  shareholder  vote of the Trust.  As of June 30, 2007, no persons owned beneficially more than 25% of the voting securities of the Trust.

As of June 30, 2007, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.

As of June 30, 2007, the persons  listed in the table below owned,  beneficially or of  record,  5% or more of a class of  equity  securities  of the  respective
Funds. The address for each of the principal holders  identified below is: Attn:
Jeremy France, 200 Clarendon Street, Boston, Massachusetts 02116.

                                                                                                              Percentage of the
                                                                                          Number of Shares   Outstanding Shares
   Fund/Class of Shares                    Principal Holders of Securities                       Held           of the Class

MGI US Large Cap Growth Equity Fund       MGI Collective Trust:                           27,576,735.085           91.79%
Class Y-3                                 MGI US Large Cap Growth Equity Portfolio

MGI US Large Cap Value Equity Fund        MGI Collective Trust:                           24,378,285.395           91.78%
Class Y-3                                 MGI US Large Cap Value Equity Portfolio

MGI US Small/Mid Cap Growth Equity Fund   MGI Collective Trust:                           10,431,787.221           91.88%
Class Y-3                                 MGI US Small/Mid Cap Growth Equity Portfolio

                                       31

MGI US Small/Mid Cap Value Equity Fund    MGI Collective Trust:                           9,838,966.600            92.25%
Class Y-3                                 MGI US Small/Mid Cap Value Equity Portfolio

MGI Core Opportunistic Fixed Income Fund  MGI Collective Trust:                           33,216,033.572           88.94%
Class Y-3                                 MGI Core Opportunistic Fixed Income Portfolio

MGI Core Opportunistic Fixed Income Fund  Southern Ohio Medical Center                    2,299,838.550             6.16%
Class Y-3                                 Funded Depreciation

MGI US Short Maturity Fixed Income Fund   Adena Health System Board Designated Assets     3,814,421.115            62.39%
Class Y-3

MGI US Short Maturity Fixed Income Fund   Southern Ohio Medical Center                    2,293,699.693            37.49%
Class Y-3                                 Funded Depreciation

MGI Non-US Core Equity Fund               MGI Collective Trust: MGI Non-US Core           35,370,314.595           96.00%
Class Y-3       `                          Equity Portfolio

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at 200 Clarendon Street,  Boston,  Massachusetts 02116, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of
Marsh & McLennan  Companies,  Inc. The Advisor is  registered  as an  investment adviser under the Investment  Advisers Act of 1940 (the "Advisers Act") with the
SEC.

The Advisor provides  investment  advisory services to each Fund pursuant to the
Investment Management  Agreement,  dated July 1, 2005, between the Trust and the
Advisor (the "Management Agreement").  Pursuant to the Management Agreement, the
Trust employs the Advisor generally to manage the investment and reinvestment of the  assets  of the  Funds.  In so  doing,  the  Advisor  may  hire  one or more subadvisors  for  each  Fund to carry  out the  investment  program  of the Fund
(subject  to the  approval  of the Board).  The  Advisor  continuously  reviews, supervises,  and (where appropriate)  administers the investment programs of the
Funds.  The  Advisor  furnishes  periodic  reports  to the Board  regarding  the investment programs and performance of the Funds.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses:  the  maintenance of its corporate  existence;  the maintenance of its books,  records,  and procedures;  dealing with  shareholders of the Funds;  the payment of dividends;  transfer of stock,  including issuance,  redemption,  and repurchase of shares; preparation and filing of such forms as may be required by the various  jurisdictions in which the Funds' shares may be sold;  preparation, printing,  and  mailing of reports  and  notices to  shareholders;  calling  and holding of shareholders'

                                       32

meetings; miscellaneous office expenses; brokerage commissions;  custodian fees;
legal and accounting fees; taxes; and state and federal registration fees.

Pursuant  to the  Management  Agreement,  each Fund  pays the  Advisor a fee for managing the Fund's investments that is calculated as a percentage of the Fund's assets under management. The table below provides the total advisory fee payable by each Fund:

Funds                                                            Investment Advisory Fee*
                                                      Assets up to                   Assets in excess of
                                                      $750 million                      $750 million
MGI US Large Cap Growth Equity Fund                      0.55%                              0.53%
MGI US Large Cap Value Equity Fund                       0.53%                              0.51%
MGI US Small/Mid Cap Growth Equity Fund                  0.90%                              0.90%
MGI US Small/Mid Cap Value Equity Fund                   0.90%                              0.90%
MGI Non-US Core Equity Fund                              0.75%                              0.73%
MGI Core Opportunistic Fixed Income Fund                 0.35%                              0.33%
MGI US Short Maturity Fixed Income Fund                  0.25%                              0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

For the prior two fiscal  years,  each Fund  accrued and paid to the Advisor the following investment advisory fees:

Fiscal year ended March 31, 2006

                                                                                                         Fund Expenses
                                                 Gross Advisory Fees    Net Advisory Fees Paid     Waived/Reimbursed by the
Funds                                           Earned by the Advisor      After Fee Waiver                 Advisor

MGI US Large Cap Growth Equity Fund                   $ 409,183                $ 145,092                   $ 264,091
MGI US Large Cap Value Equity Fund                    $ 396,891                $ 133,674                   $ 263,217
MGI US Small/Mid Cap Growth Equity Fund               $ 281,813                $ 112,843                   $ 168,970
MGI US Small/Mid Cap Value Equity Fund                $ 273,689                $ 144,139                   $ 129,550
MGI Non-US Core Equity Fund                             N/A*                     N/A*                        N/A*
MGI Core Opportunistic Fixed Income Fund              $ 362,211                $(57,414)                   $ 419,625
MGI US Short Maturity Fixed Income Fund               $ 21,499                 $(65,285)                   $ 86,784

*    The MGI Non-US Core Equity Fund commenced  investment  operations on August
     17, 2006.

Fiscal year ended March 31, 2007

                                                                                                       Fund Expenses
                                               Gross Advisory Fees    Net Advisory Fees Paid     Waived/Reimbursed by the
Funds                                         Earned by the Advisor      After Fee Waiver                 Advisor

MGI US Large Cap Growth Equity Fund                $ 1,277,927              $ 864,864                   $ 413,063
MGI US Large Cap Value Equity Fund                 $ 1,275,011              $ 872,974                   $ 402,037
MGI US Small/Mid Cap Growth Equity Fund            $ 899,852                $ 669,100                   $ 230,752
MGI US Small/Mid Cap Value Equity Fund             $ 815,810                $ 589,089                   $ 226,721
MGI Non-US Core Equity Fund                        $ 1,977,119              $ 1,342,396                 $ 634,723
MGI Core Opportunistic Fixed Income Fund           $ 1,156,833              $ 550,421                   $ 606,412

                                       33

MGI US Short Maturity Fixed Income Fund            $ 46,785                 $(80,677)                   $ 127,462

Subadvisors and Portfolio Managers

The Advisor has entered into a Subadvisory Agreement with each subadvisor.  Each subadvisor  makes day-to-day  investment  decisions for the portion of assets of the particular Fund that are allocated to the subadvisor.

The  Advisor  recommends  subadvisors  for each Fund to the Board based upon the
Advisor's   continuing   quantitative   and   qualitative   evaluation  of  each
subadvisor's  skills in managing assets pursuant to specific  investment  styles and  strategies.  Unlike many other mutual funds,  the Funds are not  associated with  any one  portfolio  manager,  and  benefit  from  independent  specialists
selected  from  the  investment   management  industry.   Short-term  investment
performance,  by itself, is not a significant factor in selecting or terminating a subadvisor,  and the Advisor does not expect to recommend  frequent changes of subadvisors.

The  subadvisors  have  discretion,  subject to  oversight  by the Board and the
Advisor, to purchase and sell portfolio assets, consistent with their respective
Funds'  investment  objectives,   policies,   and  restrictions,   and  specific
investment strategies developed by the Advisor.

Generally,  no  subadvisor  provides  any  services  to any  Fund  except  asset management and related  administrative  and recordkeeping  services.  However, a subadvisor or its affiliated  broker-dealer may execute  portfolio  transactions for a  Fund  and  receive  brokerage  commissions  in  connection  therewith  as permitted by Section 17(e) of the 1940 Act.

The subadvisors also provide investment  management and/or subadvisory  services to other mutual funds and may also manage  other pooled  investment  vehicles or other private investment accounts.  Although investment decisions for a Fund are made independently from those of other funds and accounts,  investment decisions for such other  funds and  accounts  may be made at the same time as  investment decisions for a Fund.

Information about each portfolio  manager's  compensation and the other accounts managed by the  portfolio  manager is  included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio  managers owned any shares in any of the Funds.

Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 100,
Palm Beach Gardens,  Florida  33410,  serves as a subadvisor to the MGI US Large
Cap Growth Equity Fund. INTECH is an indirect  subsidiary of Janus Capital Group
Inc., which owns an 86.5% interest in INTECH. INTECH employees own the remaining
13.5%.  INTECH is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

Sands Capital Management,  LLC ("Sands Capital"),  1100 Wilson Boulevard,  Suite
3050, Arlington,  Virginia 22209, serves as a subadvisor to the MGI US Large Cap
Growth Equity

                                       34

Fund.  Sands Capital is a Delaware limited  liability  company that is privately owned by its members and registered as an investment  adviser under the Advisers
Act.

Winslow Capital Management,  Inc.  ("Winslow"),  4720 IDS Tower, 80 South Eighth
Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the MGI US Large
Cap Growth Equity Fund. Winslow is registered as an investment adviser under the
Advisers Act and is 100% owned by its management and employees.  Each of Messrs.
Clark J. Winslow, Justin H. Kelly, and R. Bart Wear has an ownership interest in excess of 25% of  Winslow,  and is  therefore  deemed to be a control  person of
Winslow.

Numeric  Investors LLC ("Numeric"),  One Memorial Drive,  9th Floor,  Cambridge,
Massachusetts 02142, serves as a subadvisor to the MGI US Large Cap Value Equity
Fund. Numeric is a Delaware limited liability  company.  Numeric is wholly-owned by Numeric  Midco LLC,  which is  wholly-owned  by Numeric  Holdings  LLC,  both
Delaware limited liability  companies.  Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates.  TA Associates has warrants,  which,  if  exercised,  would result in TA  Associates'  ownership of approximately 50% of the holding company that owns Numeric.

Lord,  Abbett & Co. LLC ("Lord  Abbett"),  90 Hudson  Street,  Jersey City,  New
Jersey 07302,  serves as a subadvisor to the MGI US Large Cap Value Equity Fund.
Lord Abbett is a Delaware limited  liability  company that is privately owned by its members and registered as an investment adviser under the Advisers Act.

Pzena Investment Management ("Pzena"),  120 West 45th Street, New York, New York
10036,  serves as a subadvisor to the MGI US Large Cap Value Equity Fund.  Pzena is 76.7% owned by its employees.  Pzena is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

Westfield Capital Management Company,  LLC ("Westfield"),  One Financial Center,
24th Floor, Boston,  Massachusetts,  02111, serves as a subadvisor to the MGI US
Small/Mid  Cap Growth  Equity Fund.  Westfield is a  wholly-owned  subsidiary of
Boston  Private  Financial  Holdings,  Inc.  Westfield  is  a  Delaware  limited liability company that is registered as an investment adviser under the Advisers
Act.

Mazama Capital Management, Inc. ("Mazama"), One Southwest Columbia Street, Suite
1500,  Portland,  Oregon,  97258, serves as a subadvisor to the MGI US Small/Mid
Cap Growth Equity Fund. Mazama is an Oregon corporation that is 94% owned by its employees and is registered as an investment adviser under the Advisers Act.

AQR Capital Management,  LLC ("AQR"), Two Greenwich Plaza, 3rd Floor, Greenwich,
Connecticut  06830,  serves as a subadvisor  to the MGI US  Small/Mid  Cap Value
Equity Fund. AQR is a Delaware limited  liability  company that is registered as an investment adviser under the Advisers Act.

NWQ Investment  Management  Company,  LLC ("NWQ"),  2049 Century Park East, 16th
Floor,  Los Angeles,  California  90067,  serves as a  subadvisor  to the MGI US
Small/Mid Cap Value Equity Fund. NWQ is an indirect,  wholly-owned subsidiary of
Nuveen Investments, Inc. ("Nuveen"), and is a Delaware limited liability company that is registered as an investment

                                       35

adviser  under the Advisers  Act. On June 20,  2007,  Nuveen  Investments,  Inc.
announced  that it had entered into a definitive  agreement to be acquired by an investor group majority-led by Madison Dearborn Partners,  LLC, a private equity investment  firm  based in  Chicago,  Illinois.  The  merger is  expected  to be completed  prior to year end,  subject to  customary  conditions  including  the consent of Nuveen  shareholders  and the consents of a specified  percentage  of investment  advisory clients of the various  investment  advisory  affiliates of
Nuveen.  There  can be no  assurance  that the  merger  will be  consummated  as contemplated, or that necessary approvals will be obtained.

Wells  Capital  Management  ("WCM"),  5335 S.W.  Meadows  Road,  Suite 290, Lake
Oswego,  Oregon 97035,  serves as a subadvisor to the MGI US Small/Mid Cap Value
Equity Fund. WCM is a wholly-owned  subsidiary of Wells Fargo Bank, N.A., which,
in  turn,  is  wholly-owned  by  Wells  Fargo  &  Company,   a  publicly  traded
corporation.  WCM is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

AllianceBernstein L.P. ("Alliance Bernstein"),  1345 Avenue of the Americas, New
York, New York 10105, serves as a subadvisor to the MGI Non-US Core Equity Fund.
Alliance  Bernstein is  registered as an adviser under the Advisers Act and is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of AXA Group.

Grantham,  Mayo,  Van  Otterloo  & Co.  LLC  ("GMO"),  40 Rowes  Wharf,  Boston,
Massachusetts  02110, serves as a subadvisor to the MGI Non-US Core Equity Fund.
GMO is a Massachusetts  limited  liability company that is privately held by its members and is registered as an investment adviser under the Advisers Act.

Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York
10112-6300, serves as a subadvisor to the MGI Non-US Core Equity Fund. Lazard is registered as an adviser under the Advisers Act and is a wholly-owned subsidiary of Lazard Freres & Co. LLC. Lazard Freres & Co. LLC has one member, Lazard Group
LLC, a Delaware limited liability company. Units of Lazard Group LLC are held by
Lazard Ltd., a Bermuda  corporation  with shares that are publicly traded on the
New York Stock Exchange.

BlackRock Financial Management, Inc. ("BFM"), 40 East 52nd Street, New York, New
York 10022,  serves as a subadvisor to the MGI Core  Opportunistic  Fixed Income
Fund. BFM is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

Western  Asset  Management  Company  ("Western"),  located at 385 East  Colorado
Boulevard,  Pasadena,  California 91101,  serves as a subadvisor to the MGI Core
Opportunistic  Fixed Income Fund.  Western is a wholly-owned  subsidiary of Legg
Mason,  Inc.  Western  is a  California  corporation  that is  registered  as an investment adviser under the Advisers Act.

MacKay  Shields LLC  ("MacKay"),  9 West 57th Street,  New York, New York 10019,
serves as a subadvisor to the MGI Core Opportunistic  Fixed Income.  MacKay is a
wholly-owned  subsidiary of New York Life Investment Management Holdings LLC and
is registered as an investment adviser under the Advisers Act.

                                       36

Aberdeen  Asset  Management  Inc.  ("AAMI"),  located  at  1735  Market  Street,
Philadelphia,  Pennsylvania  19103, serves as the subadvisor to the MGI US Short
Maturity Fixed Income Fund.  AAMI is a subsidiary of Aberdeen  Asset  Management
PLC and is registered as an investment adviser under the Advisers Act.

Administrative, Accounting, and Custody Services

Administrative and Accounting Services. State Street Bank and Trust Company (the
"Administrator"),  located at 200 Clarendon Street, Boston, Massachusetts 02116,
is the  administrator  of the  Funds.  The  Funds pay the  Administrator  at the
following  annual  contract  rates of the  Funds'  average  daily net assets for external  administrative  services: Fund assets up to $300 million, 0.055 of 1%;
and  Fund  assets  in  excess  of $300  million,  0.050  of 1%.  These  external administrative  services include fund accounting,  daily and ongoing maintenance of  certain  Fund  records,  calculation  of the Funds'  net asset  values  (the
`NAVs'),  and preparation of shareholder reports. The table below sets forth the total  dollar  amounts  that  each  Fund  paid  to  the  Administrator  and  its predecessors for administrative  services provided during the fiscal years ended
March 31:

                                                         2006                     2007
MGI US Large Cap Growth Equity Fund                $     87,877             $    173,773
MGI US Large Cap Value Equity Fund                 $     90,922             $    158,774
MGI US Small/Mid Cap Growth Equity Fund            $     79,359             $     87,639
MGI US Small/Mid Cap Value Equity Fund             $     42,106             $     89,563
MGI Non-US Core Equity Fund                                 N/A*            $    466,510
MGI Core Opportunistic Fixed Income Fund           $    121,370             $    291,630
MGI US Short Maturity Fixed Income Fund            $     15,638             $     36,329

*    The MGI Non-US Core Equity Fund commenced  investment  operations on August
     17, 2006.

The Advisor provides certain  internal  administrative  services to the Class S,
Class Y-1, and Class Y-2 shares of the Funds,  for which the Advisor  receives a fee of 0.15%,  0.10%,  and 0.05% of the average daily net assets of the Class S,
Class  Y-1,  and Class Y-2  shares of the Funds,  respectively.  These  internal
administrative   services  include  attending  to  shareholder   correspondence,
requests, and inquiries,  and other communications with shareholders;  assisting with exchanges and with the  processing of purchases and  redemptions of shares;
preparing  and  disseminating  information  and  documents for use by beneficial shareholders;  and  monitoring and overseeing  non-advisory  relationships  with entities  providing  services  to the Class S, Class Y-1,  and Class Y-2 shares, including the transfer agent.

For the fiscal year ended March 31, 2007,  the Funds did not pay any fees to the
Advisor for internal administrative services.

Custody Services. State Street Bank and Trust Company (the "Custodian"), located at  200  Clarendon  Street,  Boston,  Massachusetts  02116,  provides  custodian services for the securities  and cash of the Funds.  The custody fee schedule is based  primarily  on the net amount of assets  held  during the period for which payment is being made, plus a per transaction  fee for  transactions  during the period. The Custodian utilizes foreign  sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

                                       37

Principal Underwriting Arrangements

MGI Funds  Distributors,  Inc., a Delaware  corporation  that is a subsidiary of
PFPC, Inc. (the "Distributor"),  acts as the principal underwriter of each class of shares of the Funds pursuant to a Distribution  Agreement with the Trust. The
Distribution  Agreement  requires  the  Distributor  to use  its  best  efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the
Funds are offered continuously.

Separate  plans  pertaining  to the Class S shares  and Class Y-1  shares of the
Funds have been adopted by the Trust in the manner  prescribed  under Rule 12b-1 under the 1940 Act  (each,  respectively,  the "Class S Plan" and the "Class Y-1
Plan," and collectively,  the "Plans") to compensate persons who provide certain marketing  services and  shareholder  services to shareholders of Class S shares and Class Y-1 shares.

Each Plan provides that each Fund shall pay to the Distributor,  the Advisor, or their  affiliates  a fee in an  amount  or at a rate not to  exceed  0.25% on an annual basis of the average daily net asset value of the Class S shares or Class
Y-1 shares,  as applicable.  The  Distributor and the Advisor shall use the fees paid to them under the Plans for marketing  activities  ("Marketing  Services"), which may include,  among other things,  the  preparation  and  distribution  of advertisements,  sales  literature,  and prospectuses and reports used for sales purposes,  as well as compensation  related to sales and marketing personnel and payments to dealers and others for marketing related services. The fees may also be used to  compensate  dealers and others that have  entered  into an agreement with  the  Distributor  or the  Advisor  for  Marketing  Services  that  include attracting  shareholders  to Class S shares or Class Y-1 shares of the Fund,  as applicable.

The fees also may be used to pay  authorized  persons (the "service  providers")
who enter  into  agreements  with the  Distributor  or the  Advisor  to  provide services  to  shareholders.  For  purposes  of each Plan,  "service  activities"
include any personal services or account maintenance services, which may include but are  not  limited  to:  assisting  beneficial  shareholders  with  purchase, exchange,  and redemption requests;  activities in connection with the provision
of  personal,   continuing  services  to  investors  in  each  Fund;  receiving, aggregating,  and  processing  purchase and  redemption  orders;  providing  and
maintaining   retirement   plan   records;   communicating   periodically   with
shareholders   and  answering   questions  and  handling   correspondence   from
shareholders about their accounts;  acting as the sole shareholder of record and nominee for shareholders;  maintaining account records and providing  beneficial
owners  with  account   statements;   processing   dividend  payments;   issuing
shareholder  reports and  transaction  confirmations;  providing  sub-accounting services  for Class Y-1 shares of a Fund held  beneficially  (in the case of the
Class Y-1 Plan);  forwarding  shareholder  communications to beneficial  owners;
receiving,  tabulating,  and transmitting proxies executed by beneficial owners;
disseminating  information  about the Fund; and general  account  administration
activities.   A  service  provider  is  authorized  to  pay  its  affiliates  or independent  third party service  providers for  performing  service  activities consistent  with  each  Plan.  The  Class  S  Plan  12b-1  fee  may be  paid  to unaffiliated  mutual fund  supermarkets  that  maintain  investor  accounts  and provide shareholder servicing and recordkeeping  services for holders of Class S shares.

There is no  distribution  plan with  respect to the Funds' Class Y-2 shares and
Class Y-3 shares,  and the Funds pay no  distribution  fees with  respect to the shares of those classes.

                                       38

Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made;  (ii) the Board of  Trustees,  including  a  majority  of the  Independent
Trustees,  approve all agreements  implementing the Plan; and (iii) the Plan may be continued from  year-to-year  only if the Board,  including a majority of the
Independent Trustees,  concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended March 31, 2007,  no payments were made pursuant to the
Class S and Class Y-1 Plans.

Transfer Agency Services

PFPC,  Inc.  ("PFPC"),  located  at  PO  Box  9811,  Providence,   Rhode  Island
02940-8011, serves as the Trust's transfer agent.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP,  located at 200 Berkeley  Street,  Boston,  Massachusetts
02116, is the independent registered public accounting firm for the Trust.

Legal Counsel

Stradley  Ronon  Stevens  & Young,  LLP,  Philadelphia,  Pennsylvania,  is legal counsel to the Trust.  Stroock & Stroock & Lavan,  LLP, New York,  New York,  is
legal counsel to the Independent Trustees.

Codes of Ethics

The Trust, the Advisor and each subadvisor have adopted codes of ethics pursuant to Rule  17j-1  under the 1940 Act.  The codes of ethics  apply to the  personal investing  activities  of access  persons,  as  defined by Rule  17j-1,  and are designed to prevent unlawful  practices in connection with the purchase and sale of securities by access persons.  Under the codes,  access persons are permitted to engage in personal securities transactions,  but are required to report their personal securities  transactions for monitoring purposes and, in certain cases, pre-clear securities transactions.  Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the  responsibility  to vote proxies with respect to the portfolio securities held by the Funds. The Advisor has, in turn, delegated to each subadvisor the  responsibility to vote proxies with respect to portfolio  securities held by the portion of a Fund that the subadvisor advises.
The Advisor and each  subadvisor  have  adopted  policies  and  procedures  with respect to voting  proxies  relating to securities  held in client  accounts for which it has discretionary  authority.  You may obtain information regarding how the Advisor and the subadvisors voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable)
period  ended June 30 (i)  without  charge,  upon  request,  through  the Funds'
website   at   www.mgifunds.us/proxy;   and  (ii)  on  the  SEC's   website   at
http://www.sec.gov  or the EDGAR  database on the SEC's  website.  Appendix B to this SAI  contains  the proxy  voting  policies  (or  summaries  thereof) of the
Advisor and each subadvisor.

                                       39

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the  subadvisor(s) in a manner  consistent with the Fund's investment objective, strategies, policies, and restrictions, as well as with any  instructions  the Board may issue  from time to time.  Within  this framework,  and subject to the  oversight of the Advisor,  the  subadvisors  are responsible  for  making  all  determinations  as to the  purchase  and  sale of portfolio securities for a Fund, and for taking all steps necessary to implement
securities   transactions  on  behalf  of  a  Fund.  When  placing  orders,  the subadvisors  will seek to obtain the best net results,  taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the  transaction  involved,  the firm's  general  execution  and  operational facilities, and the firm's risk in positioning the securities involved.

The Advisor may,  from time to time,  execute  trades with certain  unaffiliated third-party  brokers in connection  with the  transition of the  securities  and other  assets  included  in  a  Fund's  portfolio  when  there  is a  change  in
Subadvisors  for  the  Fund  or  a  reallocation  of  assets  among  the  Fund's subadvisors.  An unaffiliated  third-party broker selected by the Advisor or the relevant  subadvisor  provides  execution and clearing  services with respect to such  trades,  as  well  as  transition  management  support  services,  and  is compensated  for such services out of the  commissions  paid on the trades.  All such  transactions  effected using a transition broker must be accomplished in a manner that is consistent  with the Trust's  policy to achieve best net results, and must comply with the Trust's  procedures  regarding  the  execution  of Fund transactions  through affiliated  brokers.  The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Funds have no obligation to deal with any  broker-dealer or group of brokers or dealers in the execution of  transactions in portfolio  securities,  nor will the Funds purchase  portfolio  securities  from any affiliated  person acting as principal except in conformity with the regulations of the SEC.

For securities  traded in the  over-the-counter  markets,  the subadvisors  deal directly  with the dealers who make markets in these  securities,  unless better
prices  and  execution  are  available  elsewhere.   The  subadvisors  negotiate
commission  rates with  brokers  based on the quality  and  quantity of services provided  in light of  generally  prevailing  rates,  and while the  subadvisors generally  seek  reasonably  competitive  commission  rates,  a  Fund  does  not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

The table below sets forth the total  dollar  amounts of  brokerage  commissions paid by each Fund during the fiscal years ended March 31:

                                                      2006                     2007
MGI US Large Cap Growth Equity Fund             $    126,845             $    193,376
MGI US Large Cap Value Equity Fund              $    121,785             $    213,740
MGI US Small/Mid Cap Growth Equity Fund         $    134,026             $    267,445
MGI US Small/Mid Cap Value Equity Fund          $    113,765             $    250,268
MGI Non-US Core Equity Fund                              N/A*            $    408,808
MGI Core Opportunistic Fixed Income Fund        $        470             $      3,437
MGI US Short Maturity Fixed Income Fund         $          0             $        330

                                       40

*    The MGI Non-US Core Equity Fund commenced  investment  operations on August
     17, 2006.

When consistent with the objectives of best price and execution, business may be placed with  broker-dealers who furnish  investment  research or services to the subadvisors.  The  commissions on such brokerage  transactions  with  investment research or services  may be higher than  another  broker might have charged for the same  transaction  in  recognition  of the  value of  research  or  services provided. Such research or services include advice, both oral and in writing, as to the value of securities;  the  advisability of investing in,  purchasing,  or selling securities;  the availability of securities, or purchasers or sellers of securities;  as well as analyses  and  reports  concerning  issues,  industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among subadvisors and the suitability
of  subadvisors.   To  the  extent  portfolio  transactions  are  effected  with broker-dealers  who furnish  research  and/or other services to the Advisor or a subadvisor,  the  Advisor  or  subadvisor  receives a  benefit,  not  capable of evaluation in dollar amounts,  without  providing any direct monetary benefit to the Fund from these  transactions.  Such  research  or  services  provided  by a broker-dealer  through  whom the  Advisor  or a  subadvisor  effects  securities transactions  for a Fund may be used by the Advisor or  subadvisor  in servicing all of its accounts. In addition,  the Advisor or the subadvisor may not use all of the research and services  provided by such  broker-dealer in connection with the Fund.

The table below sets forth the total dollar amounts of transactions  and related commissions  paid by each Fund  during the fiscal  year ended March 31, 2007 for transactions  directed to a broker because of research services provided by that broker:

Funds                                         Amount of Transactions      Commissions Paid

MGI US Large Cap Growth Equity Fund              $          0             $          0
MGI US Large Cap Value Equity Fund               $  3,511,005             $      4,172
MGI US Small/Mid Cap Growth Equity Fund          $  6,390,042             $     10,181
MGI US Small/Mid Cap Value Equity Fund           $  4,269,684             $     15,019
MGI Non-US Core Equity Fund                      $  6,723,596             $       8,575
MGI Core Opportunistic Fixed Income Fund         $          0             $          0
MGI US Short Maturity Fixed Income Fund          $          0             $          0

The same  security may be suitable for a Fund,  another  fund,  or other private accounts  managed by the Advisor or a subadvisor.  Each  subadvisor  has adopted policies  that are  designed  to ensure  that when a Fund and one or more  other accounts of the  subadvisor  simultaneously  purchase or sell the same security, the  transactions  will be allocated as to price and amount in  accordance  with arrangements  equitable to the Fund and the accounts.  The simultaneous purchase or  sale  of the  same  securities  by a Fund  and  other  accounts  may  have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

For the fiscal year ended March 31, 2007,  each Fund acquired  securities of the regular  brokers or dealers with which the Fund  effected  transactions,  or the parent companies of such brokers or dealers.

                                       41

                             Broker or Dealer                     Value of Securities

MGI US Large Cap Growth Equity Fund

                             Goldman, Sachs & Co.                 $    743,868
                             UBS Securities                       $    991,100

MGI US Large Cap Value Equity Fund

                             Merrill Lynch & Co., Inc.            $  6,464,959
                             Bank of New York                     $  1,367,346
                             UBS Securities                       $    639,197

MGI US Small/Mid Cap Growth Equity Fund

                             Merrill Lynch & Co., Inc.            $  7,581,073
                             Morgan Stanley & Co., Inc.           $  6,317,561
                             Bank of America Corp.                $  1,263,512
                             UBS Securities                       $  1,263,512

MGI US Small/Mid Cap Value Equity Fund

                             Merrill Lynch & Co., Inc.            $  4,493,541
                             UBS Securities                       $    748,924

MGI Non-US Core Equity Fund

                             Deutsche Bank                        $  1,540,057
                             Credit Suisse First Boston LLC       $ 10,565,643
                             Barclays Capital, Inc.               $  4,245,218
                             UBS Securities                       $  4,388,366
                             Merrill Lynch & Co., Inc.            $  3,606,008
                             Morgan Stanley & Co., Inc.           $  3,005,006
                             Bank of America Corp.                $    601,001
                             Citigroup, Inc.                      $    601,001
                             ABN Amro, Inc.                       $  2,140,494

MGI Core Opportunistic Fixed Income Fund

                             Bank of America Corp.                $  9,543,982
                             Bank of New York                     $     49,352
                             Goldman, Sachs & Co.                 $  1,267,997
                             JP Morgan Chase & Co.                $ 11,627,064
                             Lehman Brothers, Inc.                $  8,956,675
                             Morgan Stanley & Co., Inc.           $ 12,674,040
                             Citigroup, Inc.                      $  4,561,002
                             BNP Paribas                          $    494,223
                             Bear Stearns & Co., Inc.             $  7,167,779
                             Barclays Capital, Inc.               $  2,660,400
                             Credit Suisse First Boston LLC       $  3,872,118
                             Merrill Lynch & Co., Inc.            $  3,823,812

                                       42

MGI US Short Maturity Fixed Income Fund

                             JP Morgan Chase & Co.                $  1,529,674
                             Bear Stearns & Co., Inc.             $    107,116
                             Deutsche Bank                        $    794,009
                             Merrill Lynch & Co., Inc.            $  1,576,057
                             Goldman, Sachs & Co.                 $  1,011,365
                             ABN Amro, Inc.                       $     62,629
                             Morgan Stanley & Co., Inc.           $  1,310,215
                             Barclays Capital, Inc.               $    524,084
                             UBS Securities                       $    262,042
                             WaMu Capital Corp.                   $  1,279,058
                             BNP Paribas                          $    262,042

Portfolio Turnover

Each Fund is free to dispose of its portfolio securities at any time, subject to complying  with the Code and the 1940 Act,  when  changes  in  circumstances  or conditions  make  such a move  desirable  in  light  of  the  Fund's  investment objective.  A Fund will not attempt to achieve or be limited to a  predetermined rate  of  portfolio  turnover,  such  a  turnover  always  being  incidental  to transactions  undertaken  with  a  view  to  achieving  that  Fund's  investment objective.

Except as otherwise provided in the Prospectuses, the Funds do not intend to use short-term trading as a primary means of achieving their investment  objectives.
The rate of portfolio turnover for each Fund shall be calculated by dividing (a)
the lesser of purchases  and sales of portfolio  securities  for the  particular fiscal year by (b) the monthly average of the value of the portfolio  securities owned by the Fund during the particular  fiscal year. Such monthly average shall be  calculated  by totaling  the values of the  portfolio  securities  as of the beginning and end of the first month of the  particular  fiscal year,  and as of the end of each of the succeeding eleven months and dividing the sum by 13.

A high portfolio turnover rate (over 100%) may involve  correspondingly  greater brokerage  commissions and other transaction costs, which will be borne directly by the Fund  and  ultimately  by the  Fund's  shareholders.  In  addition,  high portfolio turnover may result in increased short-term capital gains, which, when distributed to  shareholders,  are treated as ordinary  income.  The table below sets forth the annualized  portfolio  turnover rate for each Fund for the fiscal year ended March 31, 2007:

MGI US Large Cap Growth Equity Fund                    77%
MGI US Large Cap Value Equity Fund                     67%
MGI US Small/Mid Cap Growth Equity Fund                77%
MGI US Small/Mid Cap Value Equity Fund                139%*
MGI Non-US Core Equity Fund                            36%
MGI Core Opportunistic Fixed Income Fund              244%

                                       43

MGI US Short Maturity Fixed Income Fund               186%

*    During the fiscal year ended March 31, 2007, two new subadvisors were added to manage  separate  allocated  portions of the MGI US Small/Mid  Cap Value
     Equity Fund,  replacing a single  subadvisor  that had managed an allocated portion of the Fund since the Fund's inception.  The increase in the MGI US
     Small/Mid  Cap Value  Equity  Fund's  portfolio  turnover  rate is due,  in significant  part,  to  transactions  in the  Fund's  portfolio  securities effected in connection with these changes in subadvisors.

Selective Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio  Holdings  Disclosure  Policy
(the  "Policy")  to govern  disclosure  of  information  relating  to the Funds'
portfolio  holdings  ("Portfolio  Holdings"),  and  to  prevent  the  misuse  of material,  non-public information,  including Portfolio Holdings. Generally, the
Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders,  whether individual or  institutional,  must be treated in the same manner, as it relates to the  disclosure of Portfolio  Holdings.  In all cases,  the  Advisor's  Chief
Compliance  Officer  (or  his  designee)  is  responsible  for  authorizing  the disclosure  of  a  Fund's  Portfolio  Holdings  and  the  Funds  do  not  accept compensation or consideration of any sort in return for the preferential release of  Portfolio  Holdings  information.  Any  such  disclosure  is  done  only  if consistent with the anti fraud provisions of the federal securities laws and the
Advisor's  fiduciary  duties to its clients,  including the Funds. In accordance with the Policy,  the Trust's Chief Compliance Officer must consider whether the disclosure  of  Portfolio  Holdings  (1) is in the best  interests of the Funds'
shareholders,  and (2)  presents any  conflicts  of interest  between the Funds'
shareholders,  on the one hand, and those of MGI, the principal underwriter,  or any  affiliated  person  thereof,  on the other.  The Trust's  Chief  Compliance
Officer  shall  consult,  if  necessary,  with counsel  regarding  any potential conflicts.

In accordance  with the Policy,  each Fund will disclose its Portfolio  Holdings periodically,  to the extent  required by applicable  federal  securities  laws.
These  disclosures  include  the filing of a complete  schedule  of each  Fund's
Portfolio  Holdings with the SEC  semi-annually on Form N-CSR, and following the
Fund's first and third fiscal  quarters on Form N-Q. These filings are available to the public  through  the EDGAR  Database  on the SEC's  Internet  website at:
http://www.sec.gov.

The Policy provides that a Fund's Portfolio Holdings information may be released to selected third parties,  such as fund rating agencies,  information  exchange subscribers  (and any clients of information  exchange  subscribers that request
Portfolio  Holdings  information),   consultants  and  analysts,  and  portfolio
analytics providers,  only when there is a legitimate business purpose for doing so and  the  recipients  are  subject  to a duty of  confidentiality  (including appropriate related limitations on trading),  either through the nature of their relationship  with the Funds or through a  confidentiality  agreement.  A Fund's
Portfolio  Holdings  information  may  also be  released  to a Fund  shareholder redeeming  securities  in-kind (up to seven days prior to making the  redemption request).

Pursuant to the Policy,  complete Portfolio Holdings information may be released to rating  agencies on a monthly  basis,  no earlier than fifteen days following month-end.  The Funds may publish "Portfolio Compositions" on their website on a monthly basis, with at least a fifteen day lag. This information may include Top
Ten Holdings and certain other portfolio characteristics.

                                       44

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary  service  providers  that  have a  legitimate  business  need  for  such information,  including, but not limited to, the Custodian, Administrator, proxy voting vendor,  and independent  registered  public accounting firm. The Trust's service  agreements  with  each  of  these  entities  mandate  the  confidential treatment (including  appropriate  limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds' Portfolio  Holdings--other than through an SEC filing or website  posting--must come from the Advisor's Chief Compliance
Officer,  the Trust's  Chief  Compliance  Officer,  or a designee of the Trust's
Chief Compliance Officer.  Any requests for Portfolio Holdings  information that fall  outside the Policy must be  pre-approved,  in  writing,  by the  Advisor's
Compliance Department,  following consultation,  if necessary,  with the Trust's
Chief Compliance Officer or outside counsel. The Advisor's Compliance Department maintains a log of all ad-hoc Portfolio  Holdings  information that is released.
This log is provided to the Trust's Chief Compliance  Officer and the Board, for
review and  monitoring of  compliance  with the Policy.  The Board  periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust currently  offers four classes of shares for each Fund: Class S, Class
Y-1,  Class Y-2, and Class Y-3.  Additional  classes of shares may be offered in the future.  Each Fund is authorized  to issue an unlimited  number of shares of beneficial interest without par value.

Each share of beneficial interest represents an equal proportionate  interest in the assets  and  liabilities  of the Fund and has  identical  voting,  dividend, redemption,  liquidation,  and other rights and preferences as the other classes of the Fund,  except that only  holders of Class S shares may vote on any matter affecting  the Class S shares.  Similarly,  only holders of Class Y-1 shares may vote on  matters  that  affect  only the  Class  Y-1,  Y-2,  or Y-3  shares,  as applicable. No class may vote on matters that affect only another class.

Under  Delaware  law,  the Trust is not  required  to,  and the  Trust  does not presently intend to, hold regular annual meetings of  shareholders.  Meetings of the  shareholders  of one or more of the  Funds may be held from time to time to consider certain matters,  including changes to a Fund's fundamental  investment policies, changes to the Trust's investment advisory agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with  proportionate  voting  for  fractional  shares.  The shares  of a Fund do not have  cumulative  voting  rights or any  preemptive  or conversion rights, and the Trustees have authority, from time to time, to divide or combine  the shares of the Fund into a greater or lesser  number of shares so affected.  In the case of a liquidation of a Fund, each  shareholder of the Fund will be  entitled  to  share,  based  upon the  shareholder's  percentage  share ownership,  in the distribution of assets,  net of liabilities,  of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual Fund, except: (i) when required by the 1940 Act, shares shall be voted in the

                                       45

aggregate and not by  individual  Fund;  and (ii) when the Board has  determined that  the  matter  affects  the  interests  of more  than  one  Fund,  then  the shareholders  of all such Funds shall be entitled to vote thereon.  The Trustees may also  determine  that a matter  affects  only the  interests  of one or more classes of shares of a Fund,  in which case any such matter shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional   Exchange   and   Redemption   Information.   As  discussed  in  the
Prospectuses,  eligible  shares  of a Fund may be  exchanged  for  shares of the corresponding class of another Fund.

A Fund may suspend redemption  privileges or postpone the date of payment during any period:  (i) when the New York Stock Exchange  ("NYSE") is closed or trading on the NYSE is  restricted  as  determined  by the SEC,  (ii) when an  emergency exists,  as defined by the SEC, that makes it not reasonably  practicable  for a
Fund to dispose of  securities  owned by it or fairly to determine  the value of its assets, or (iii) as the SEC may otherwise  permit.  The redemption price may be more or less than the shareholder's cost,  depending on the market value of a
Fund's portfolio at the time.

A 2.00%  redemption fee payable to the  applicable  Fund may apply to any shares that are redeemed (either by sale or exchange)  within 30 days of purchase.  The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.

NET ASSET VALUE

Each Fund determines its net asset value per share  separately for each class of shares,  normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open.  Prices will be  calculated earlier when the NYSE closes early because  trading has been halted for the day.
Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents'
Day, Good Friday,  Memorial Day,  Independence Day, Labor Day, Thanksgiving Day,
and Christmas Day.

Securities  that are listed on  exchanges  normally  are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where  securities are traded on more than one exchange,  the securities are generally valued on the exchange considered by the Advisor or a  subadvisor  as the primary  market.  Securities  traded in the over-the-counter  market  and  listed  on the  Nasdaq  Stock  Market  ("Nasdaq")
normally  are  valued at the  Nasdaq  Official  Closing  Price  ("NOCP");  other over-the-counter  securities are valued at the last bid price available prior to valuation  (other than  short-term  investments  that mature in 60 days or less, which are valued as described further below).

Where market quotations are readily available,  portfolio  securities are valued based upon market quotations,  provided those quotations  adequately reflect, in the  judgment of the Advisor or a  subadvisor,  the fair value of the  security.
Where those market quotations are not readily  available,  securities are valued based upon  appraisals  received  from a pricing  service  using a

                                       46

computerized  matrix system or based upon  appraisals  derived from  information concerning the security or similar  securities  received from recognized dealers in those  securities.  All other  securities and other assets are valued at fair value as  determined  in good faith by or under the  direction of the Board.  It should be recognized  that judgment often plays a greater role in valuing thinly traded  securities,  including  many lower  rated  bonds,  than is the case with respect  to  securities  for which a  broader  range of  dealer  quotations  and last-sale  information  is  available.  The  amortized  cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

The  application  of fair value  pricing  represents a good faith  determination based on  specifically  procedures.  There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security  at  approximately  the time at which the Fund  determines  its NAV per share.

TAXATION

Distributions

Distributions of Net Investment  Income.  Each Fund receives income generally in the form of  dividends  and  interest  on its  investments.  This  income,  less expenses  incurred  in the  operation  of a Fund,  constitutes  the  Fund's  net investment  income from which  income  dividends  may be paid to you.  Each Fund calculates  income  dividends and capital gains  distributions  the same way for each class. The amount of any income  dividends per share will differ,  however, generally due to any  differences in the  distribution  and service (Rule 12b-1)
fees  applicable  to the  classes.  If you are a taxable  investor,  any  income dividends a Fund pays are taxable to you at  ordinary  income tax rates,  except that a portion  of the  income  dividends  designated  by  certain  Funds may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gains rates.

Capital Gains Distributions.  A Fund may realize capital gains and losses on the sale or other  disposition of its portfolio  securities.  Distributions  derived from the excess of net short-term  capital gains over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gains over net short-term  capital loss will be taxable to you as long-term capital gains, regardless of how long you have held your shares in the Fund.  Any net  short-term or long-term  capital gains realized by a Fund
(net of any capital loss  carryovers)  generally will be  distributed  once each year,  and may be  distributed  more  frequently,  if  necessary,  to  reduce or eliminate excise or income taxes on the Fund.

Returns of Capital.  If a Fund's  distributions  exceed its  taxable  income and capital  gains  realized  during  a  taxable  year,  all  or a  portion  of  the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable,  but will reduce each  shareholder's cost basis in the shareholder's
Fund  shares  and result in a higher  reported  capital  gain or lower  reported capital loss when those shares on which the  distribution was received are sold.
Any return of capital in excess of your basis,  however, is taxable as a capital gain.

                                       47

Taxes

Effect of Foreign  Withholding  Taxes (Applicable to Funds other than the MGI US
Short Maturity Fixed Income Fund). A Fund may be subject to foreign  withholding taxes on income from certain foreign securities. This, in turn, could reduce the
Fund's income dividends paid to you.

Pass-Through  of Foreign Tax Credits.  If more than 50% of a Fund's total assets at the end of a fiscal  year is  invested  in foreign  securities,  the Fund may elect to pass  through to you your pro rata  share of foreign  taxes paid by the
Fund. If this election is made,  the Fund may report more taxable  income to you than the Fund actually  distributes.  You will then be entitled either to deduct your  share of these  taxes in  computing  your  taxable  income,  or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to  limitations  for certain  shareholders).  The Fund will provide you with the information  necessary to complete your  personal  income tax return if the Fund makes this  election.  You should  also be aware that use of foreign  dividends, designated by the Fund as dividends from  qualifying  foreign  corporations  and subject to reduced rates of taxation on qualified  dividend  income,  may reduce the otherwise  available  foreign tax credits on your federal income tax return.
Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that the shareholders  should follow to claim these credits on the shareholders' personal income tax returns.

Effect of Foreign Debt  Investments and Hedging on  Distributions.  Most foreign exchange gains  realized on the sale of debt  securities are treated as ordinary income by a Fund.  Similarly,  foreign  exchange  losses realized on the sale of debt  securities  generally are treated as ordinary  losses.  These gains,  when distributed,  are taxable to you as  ordinary  income,  and any losses  reduce a
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease a Fund's ordinary income  distributions  to you, and may cause some or all of a Fund's previously  distributed  income to be classified as a return of capital.

PFIC Securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs").
In general,  a foreign  corporation is classified as a PFIC if at least one-half of the corporation's assets constitute investment-type assets, or 75% or more of the corporation's gross income is investment-type income. When investing in PFIC securities,  a Fund intends to mark-to-market these securities and recognize any gains at the end of the Fund's  fiscal and excise  (described  below) tax years.
Deductions  for  losses  are  allowable  only to the  extent of any  current  or previously  recognized  gains.  These gains  (reduced by  allowable  losses) are treated as ordinary  income that a Fund is required to  distribute,  even though the Fund  has not  sold  the  securities.  You  also  should  be aware  that the designation  of a foreign  security  as a PFIC  security  will cause the foreign security's  income  dividends  to fall  outside of the  definition  of qualified foreign  corporation  dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a
Fund. In addition,  if a Fund is unable to identify an investment as a PFIC, and as a consequence, the Fund does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess  distribution"
or gain from the  disposition  of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

                                       48

Information  on the Amount and Tax  Character of  Distributions.  Each Fund will
inform  you  of  the  amount  of  your  income   dividends   and  capital  gains
distributions at the time they are paid, and will advise you of their tax status for federal  income tax purposes  shortly after the close of each calendar year.
If you have not owned your Fund shares for a full year,  the Fund may  designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of  non-U.S.  shareholders,  a Fund may  further  designate  and distribute as interest-related dividends and short-term capital gains dividends, a percentage  of income that may not be equal to the actual  amount of each type of income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company. Each Fund has qualified, or intends to qualify,  as a regulated  investment company under Subchapter M of the Code.  The Board reserves the right not to distribute a Fund's net long-term capital  gains or not to  maintain  the  qualification  of a Fund as a regulated investment  company  if the  Board  determines  such a course  of  action  to be beneficial to shareholders.  If net long-term capital gains are retained, a Fund would be taxed on the gains,  and  shareholders  would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state,  corporate taxes on the Fund's taxable income and gains, and distributions to you will be taxed as qualified dividend income to the extent of such Fund's earnings and profits.

In order to qualify as a regulated  investment  company  for federal  income tax purposes, each Fund must meet certain specific requirements, including:

Diversification   Test.  A  Fund  must  maintain  a  diversified   portfolio  of
securities,  wherein  no  security,  including  the  securities  of a  qualified
publicly  traded  partnership  (other  than  U.S.   government   securities  and
securities  of other  regulated  investment  companies),  can  exceed 25% of the
Fund's total assets,  and,  with respect to 50% of the Fund's total  assets,  no investment  (other than cash and cash items,  U.S.  government  securities,  and securities of other regulated investment  companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

Good  Income  Test.  A Fund must  derive at least 90% of its gross  income  from dividends,  interest,  payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived  with  respect  to the  Fund's  business  of  investing  in such  stock, securities, or foreign currencies,  and net income derived from an interest in a qualified publicly traded partnership; and

Distribution  Requirement.  A Fund must distribute to its  shareholders at least
90% of the Fund's  investment  company taxable income and net tax-exempt  income for each of its fiscal years.

Excise Tax Distribution  Requirements.  As a regulated investment company,  each
Fund is required to  distribute  its income and gains on a calendar  year basis, regardless of the Fund's fiscal year-end, as follows:

Required Distributions.  To avoid federal excise taxes, the Code requires a Fund to distribute  to you by December 31 of each year,  at a minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98%
of its capital  gains net income earned

                                       49

during the twelve-month  period ending October 31; and 100% of any undistributed amounts  from the  prior  year.  Each  Fund  intends  to  declare  and pay these distributions  in December  (or to pay them in  January,  in which case you must treat them as received in December),  but can give no assurances that the Fund's distributions will be sufficient to eliminate all taxes.

Post-October  Losses.  Because the periods for measuring a regulated  investment company's income are different for excise and income tax purposes, special rules are  required to protect the amount of  earnings  and profits  needed to support excise tax distributions.  For instance,  if a regulated investment company that uses  October 31 as the  measurement  period for  paying out  capital  gains net income, realizes a net capital loss after October 31 and before the close of the regulated  investment  company's taxable year, the regulated  investment company likely  would have  insufficient  earnings  and profits for that taxable year to support the dividend  treatment of its required  distributions for that calendar year.  Accordingly,  a Fund is  permitted  to elect to treat net capital  losses realized between  November 1 and its fiscal year-end of March 31  ("post-October loss") as occurring on the first day of the following tax year (i.e., April 1).

Redemptions.  Redemptions,  including  redemptions in-kind and exchanges of Fund shares, are taxable  transactions for federal and state income tax purposes.  If you redeem your Fund shares,  or exchange  them for shares of a different  Fund, the  Internal  Revenue  Service  requires you to report any gain or loss on your redemption or exchange.  If you hold your shares as a capital asset, any gain or loss that you realize is a capital  gain or loss and is long term or short term, generally depending on how long you have owned your shares.

Redemptions  at a Loss within Six Months of Purchase.  Any loss  incurred on the redemption  or  exchange  of shares  held for six months or less is treated as a long-term  capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales.  All or a portion of any loss that you realize on the  redemption of your Fund shares is  disallowed  to the extent that you buy other  shares in the
Fund (through  reinvestment of dividends or otherwise)  within 30 days before or after your share  redemption.  Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S.  Government  Securities.  The  income  earned on  certain  U.S.  government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from  interest  earned on these  securities,  subject  in some  states to minimum  investment or reporting  requirements  that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements, commercial paper, and federal  agency-backed  obligations  (e.g., GNMA or Fannie
Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified  Dividend  Income for  Individuals.  For  individual  shareholders,  a portion of the dividends paid by a Fund may be qualified  dividends eligible for taxation at long-term  capital gains rates.  These  reduced rates  generally are available for dividends  paid by the Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations. Dividends from corporations exempt from tax, dividends from PFICs, and dividends paid from interest earned by the Fund on debt securities generally will not  qualify for this  favorable  tax  treatment.  Either none or a nominal portion of the dividends  paid by the MGI

                                       50

Core Opportunistic Fixed Income Fund and MGI US Short Maturity Fixed Income Fund
will qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain  holding period  requirements  to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired your shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal  year,  a Fund will  designate  the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced  rates.  If 95% or more of a Fund's income is from  qualified sources,  the Fund will be  allowed to  designate  100% of its  ordinary  income distributions as qualified  dividend income.  This designation rule may have the effect of converting small amounts of ordinary income or net short-term  capital gains,  which  otherwise  would be taxable as ordinary  income,  into  qualified dividend income eligible for taxation at reduced rates.

Dividends-Received  Deduction for Corporations.  For corporate  shareholders,  a portion of the dividends  paid by a Fund may qualify for the  dividends-received deduction.  The portion of dividends  paid by a Fund that so  qualifies  will be designated each year in a notice mailed to the Fund's  shareholders,  and cannot exceed the gross amount of dividends  received by the Fund from domestic  (U.S.)
corporations that would have qualified for the  dividends-received  deduction in the  hands of the Fund if the Fund was a  regular  corporation.  Because  income dividends from interest  earned on debt securities and dividends paid by foreign corporations  are not eligible for the corporate  dividends-received  deduction, either none or a nominal  portion of the  dividends  paid by the MGI Non-US Core
Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity
Fixed Income Fund will qualify for this treatment.

The  availability  of the  dividends-received  deduction  is  subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period, then the dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if

51

designated  as dividends  eligible  for the  dividends-received  deduction,  all dividends  (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex  Securities.  A Fund may invest in complex securities that could  require  the Fund to adjust the  amount,  timing,  and/or  tax  character
(ordinary  or  capital)  of  gains  and  losses  the  Fund  recognizes  on these investments.  This,  in turn,  could  affect  the  amount,  timing,  and/or  tax character of income distributed to you. For example:

Derivatives.  If a Fund is  permitted  to invest in  certain  options,  futures, forwards,  or  foreign  currency  contracts,  the  Fund  could  be  required  to mark-to-market  these  contracts and realize any unrealized  gains and losses at the  Fund's  fiscal  year-end,  even  though  the  Fund  continues  to hold  the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  the Fund also would be required to  mark-to-market  these contracts  annually as of October 31
(for capital gains net income and ordinary  income arising from certain  foreign currency  contracts),  and to realize and  distribute  any resulting  income and gains.

Constructive Sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the  "constructive  sale" of an  "appreciated financial  position,"  causing the Fund to realize  gain,  but not loss,  on the position.

Tax Straddles.  A Fund's investment in options,  futures,  forwards,  or foreign currency  contracts  (or  in  substantially  similar  or  related  property)  in connection  with  certain  hedging  transactions  could  cause  the Fund to hold offsetting  positions  in  securities.  If a Fund's risk of loss with respect to specific  securities its portfolio is substantially  diminished by the fact that the Fund holds other securities, the Fund could be deemed to have entered into a tax  "straddle"  or to hold a "successor  position"  that would require any loss realized by the Fund to be deferred for tax purposes.

Securities  Purchased at a Discount.  A Fund may invest in securities  issued or purchased at a discount, such as zero coupon, step-up, or payment in-kind bonds, that could require the Fund to accrue and distribute income not yet received. If a Fund invests in these  securities,  it could be required to sell securities in its portfolio that the Fund  otherwise  might have continued to hold in order to generate sufficient cash to make these distributions.

Securities  Lending  Transactions.   A  Fund's  entry  into  securities  lending
transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified  dividend  income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Convertible Debt.  Convertible debt is ordinarily treated as a "single property"
consisting of a pure debt interest until conversion,  after which the investment becomes an equity  interest.  If the security is issued at a premium (i.e.,  for cash in excess of the face amount payable on  retirement),  the  creditor-holder may amortize  the premium  over the life of the bond.  If the security is issued for cash at a price  below its face  amount,  the  creditor-holder  must  accrue original issue discount in income over the life of the debt.

                                       52

Credit  Default  Swap  Agreements.  A Fund may enter into  credit  default  swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent  nonperiodic  payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly,  while a Fund intends to account for such  transactions  in a manner  deemed to be  appropriate,  the IRS might not accept such  treatment.  The Funds intend to monitor  developments  in this area.  Certain  requirements that must be met under the Code in order for a
Fund to qualify as a regulated  investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Investment in Taxable  Mortgage  Pools (Excess  Inclusion  Income).  Real estate investment trusts ("REITs") in which a Fund invests may hold residual  interests in certain mortgage  pooling vehicles formed as real estate mortgage  investment conduits  ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets  qualifying as a "taxable  mortgage pool" for U.S.  federal income tax purposes.  Also, a Fund may make direct investments in REMIC residual interests.  The  portion  of  a  Fund's  income  received  from  REMIC  residual interests,  either  directly or through an  investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income"), generally is required to be allocated by the Fund to the Fund's  shareholders in proportion to the dividends paid to such shareholders  with the same  consequences  as if the  shareholders  received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on the Fund's excess inclusion income that is allocable to the percentage of the
Fund's  shares held in record name by  "disqualified  organizations,"  which are generally:  (i) certain  cooperatives;  (ii)  governmental  entities;  and (iii)
tax-exempt  organizations,  unless such an organization is subject to the tax on unrelated  business  taxable  income.  To the extent that Fund  shares  owned by
"disqualified organizations" are held in record name by a broker-dealer or other nominee,  the  broker-dealer  or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares  held by the  broker-dealer  or  nominee  on behalf of the  "disqualified organizations."  The Funds expect that  "disqualified  organizations"  own their shares.  Because  this tax is  imposed  at the  Fund  level,  all  shareholders, including  shareholders that are not "disqualified  organizations,"  will bear a portion of the tax cost associated  with the Fund's receipt of excess  inclusion income.  However,  to the  extent  permissible  under  the 1940  Act,  regulated
investment   companies,   such  as  the  Funds,  are  permitted  under  Treasury
Regulations  to  specially  allocate  this  tax  expense  to  the  "disqualified organizations" to which the tax expense is attributable,  without a concern that such an allocation will constitute a preferential dividend.

In addition,  with respect to Fund  shareholders who are not nominees,  for Fund taxable  years  beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

     o    If the excess  inclusion  income  received  by a Fund from all sources exceeds  1% of the  Fund's  gross  income,  the Fund must  inform  the non-nominee  shareholders  of  the  amount  and  character  of  excess inclusion income allocated to the non-nominee shareholders; and

                                       53

     o    If a Fund receives excess  inclusion income from an REIT, whose excess inclusion  income in its most  recent  tax year  ending not later than nine months before the first day of the Fund's taxable year,  exceeded
          3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders  of the amount  and  character  of the  excess  inclusion income allocated to the non-nominee shareholders from such REIT.

Under these rules, the taxable income of any Fund shareholder can in no event be less than the sum of the excess inclusion income allocated to that  shareholder, and any such excess inclusion income cannot be offset by net operating losses of
the  shareholder.   If  the  shareholder  is  a  tax-exempt  entity  and  not  a
"disqualified  organization,"  then this  income is fully  taxable as  unrelated business  taxable income ("UBTI") under the Code.  Charitable  remainder  trusts would not incur UBTI by  receiving  excess  inclusion  income from a Fund.  If a shareholder  is a non-U.S.  person,  such  shareholder  would be subject to U.S.
federal income tax withholding at a rate of 30% on this income without reduction or exemption  pursuant to any  otherwise  applicable  income tax treaty.  If the shareholder is an REIT, a regulated  investment  company,  common trust fund, or other pass-through entity, such shareholder's allocable share of a Fund's excess inclusion income would be considered excess inclusion income of such entity, and such  entity  would be subject to tax at the highest  corporate  tax rate on any excess inclusion income allocated to the entity's owners that are  "disqualified organizations."  Accordingly,  investors  should be aware  that a  portion  of a
Fund's income may be considered excess inclusion income.

Compliance  with these  requirements  will require a Fund to obtain  significant cooperation from the REITs in which the Fund invests.

Investments  in Securities of Uncertain Tax  Character.  Each Fund may invest in securities the U.S.  federal income tax treatment of which may not be clear,  or may be  subject to  recharacterization  by the IRS.  To the extent  that the tax treatment of such securities or the income from such securities differs from the tax  treatment  expected by a Fund,  it could  affect the timing or character of income  recognized  by  the  Fund,  requiring  the  Fund  to  purchase  or  sell securities,  or otherwise change its portfolio,  in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup  Withholding.  By law, a Fund must  withhold  a portion  of your  taxable dividends and sales proceeds, unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,

     o    certify that this number is correct,

     o    certify that you are not subject to backup withholding, and

     o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund  also  must  withhold  if the  IRS  instructs  the  Fund  to do so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

                                       54

Non-U.S.  Investors.  Non-U.S.  investors  (shareholders  who,  as to the United
States,  are a nonresident  alien individual,  foreign trust or estate,  foreign corporation,  or foreign  partnership)  may be subject to U.S.  withholding  and estate tax and are  subject  to special  U.S.  tax  certification  requirements.
Non-U.S.  investors should consult their tax advisors about the applicability of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

In  general.  The  United  States  imposes  a flat  30%  withholding  tax  (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends  paid to you by a Fund,  subject  to  certain  exemptions  for dividends  designated  as capital  gains  dividends,  short-term  capital  gains
dividends,   and  interest-related   dividends,  as  described  below.  However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Fund shares,  will be subject to backup  withholding  at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gains  Dividends and  Short-Term  Capital Gains  Dividends.  In general, capital gains  dividends paid by a Fund and designated as from either  long-term or short-term  capital gains (other than gains  realized on  disposition of U.S.
real property interests) are not subject to U.S.  withholding tax unless you are a  nonresident  alien  individual  present in the United  States for a period or periods aggregating 183 days or more during the taxable year.

Interest-Related  Dividends.  Interest-related  dividends  paid  by a Fund  from qualified  net  interest  income  are  not  subject  to  U.S.  withholding  tax.
"Qualified net interest income"  includes,  in general,  U.S.  source:  (1) bank deposit interest;  (2) short-term  original  discount;  (3) interest  (including original  issue  discount,  market  discount,  or  acquisition  discount)  on an obligation  that is in  registered  form,  unless the  interest  is earned on an obligation  issued  by a  corporation  or  partnership  in  which  the Fund is a
10-percent  shareholder or is contingent interest;  and (4) any interest-related dividend from another  regulated  investment  company.  On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend  may be more or less  than the  amount  that is so  qualified.  This is because the  designation  is based on an estimate  of the Fund's  qualified  net interest  income for its entire fiscal year,  which can only be determined  with exactness at fiscal  year-end.  As a consequence,  the Fund may  over-withhold a small amount of U.S.  tax from a dividend  payment.  In this case,  the non-U.S.
investor's  only  recourse  may  be to  either  forgo  recovery  of  the  excess withholding,  or to file a U.S.  nonresident  income tax  return to recover  the excess withholding.

Further  Limitations  on  Tax  Reporting  for  Interest-Related   Dividends  and
Short-Term Capital Gains Dividends for non-U.S.  Investors;  Sunset Rule. It may
not be practical in every case for a Fund to  designate,  and each Fund reserves the right in these cases to not designate,  small amounts of interest-related or short-term  capital  gains  dividends.  Additionally,  a Fund's  designation  of interest-related or short-term capital gains dividends may not be passed through
to   shareholders   by   intermediaries    who   have   assumed    tax-reporting
responsibilities  for this income in managed or omnibus  accounts due to systems limitations  or operational  constraints.  The exemption  from  withholding  for short-term capital gains dividends and interest-related dividends paid by a Fund is  effective  for  dividends  paid  with  respect  to  taxable  years of a Fund beginning  after  December  31,  2004 and before  January 1, 2008,  unless  such exemptions are extended or made permanent.

                                       55

Investment  in U.S.  Real  Property.  A Fund may invest in equity  securities of corporations  that invest in U.S. real property,  including REITs. The sale of a
U.S.  real  property  interest  by a Fund,  or by a REIT or U.S.  real  property holding  corporation  in  which  the  Fund  invests,  may  trigger  special  tax consequences to the Fund's non-U.S. shareholders. The Foreign Investment in Real
Property Tax Act of 1980 ("FIRPTA")  makes non-U.S.  persons subject to U.S. tax on  disposition  of a U.S.  real  property  interest as if he or she were a U.S.
person.  Such gain is sometimes  referred to as FIRPTA gain. The Code provides a look-through  rule for  distributions of FIRPTA gains by a regulated  investment company ("RIC") such as a Fund, as follows:

     o    The RIC is classified as a qualified  investment  entity. A "qualified investment  entity"  includes an RIC if, in general,  more than 50% of the RIC's assets  consist of interests in REITs and U.S. real property holding corporations;

     o    You are a  non-U.S.  shareholder  that owns more than 5% of a class of
          Fund shares at any time during the one-year  period ending on the date of the distribution; and

     o    If these conditions are met, Fund  distributions to you are treated as gains from the disposition of a U.S. real property interest ("USRPI"), causing the  distribution  to be subject to U.S.  withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

     o    In addition,  even if you are a non-U.S.  shareholder  that owns 5% or less  of a  class  of  shares  of a  Fund  classified  as a  qualified investment  entity,  Fund  distributions  to you attributable to gains realized by the Fund from  disposition  of an USRPI will be treated as ordinary  dividends (rather than short-term or long-term capital gain)
          subject to withholding at a 30% or lower treaty rate.

Because  each Fund  expects to invest  less than 50% of its assets at all times, directly and indirectly, in USRPIs, the Funds do not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

Net investment income from dividends on stock and foreign source interest income continue  to be  subject  to  withholding  tax;  effectively  connected  income.
Ordinary dividends paid by a Fund to non-U.S.  investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign  issuers,  continue  to be subject to U.S.  withholding tax. If you hold your Fund shares in connection  with a U.S.  trade or business, your income and gains will be considered  effectively connected income and taxed in the  U.S.  on a net  basis,  in  which  case  you may be  required  to file a nonresident U.S. income tax return.

U.S.  Estate  Tax.  An  individual  who,  at the time of  death,  is a  non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless  a treaty  exemption  applies.  If a treaty  exemption  is  available,  a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the  exemption  in order to  obtain a U.S.  federal  transfer  certificate.  The transfer  certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit  (equivalent to U.S. situs assets with a value of $60,000).  For estates  with U.S.  situs assets of not more than
$60,000,  the Fund may accept, in lieu of a transfer  certificate,  an affidavit from an

                                       56

appropriate  individual  evidencing  that decedent's U.S. situs assets are below this threshold amount. In addition,  a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a  nonresident  decedent.  The amount treated as exempt is based upon the  proportion  of the assets held by a Fund at the end of the quarter immediately  preceding the decedent's death that are debt obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008, unless such provision is extended or made permanent.  Transfers by gift of  shares  of a Fund  by a  non-U.S.  shareholder  who is a  nonresident  alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S.  shareholder  entitled  to claim the  benefits of an  applicable  tax treaty may be different from those described herein.  Non-U.S.  shareholders are urged to consult  their own tax  advisers  with  respect to the  particular  tax consequences to them of an investment in a Fund,  including the applicability of foreign tax.

U.S Tax Certification Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to  obtain  the  benefits  of any  treaty  between  the U.S.  and the shareholder's  country of residence.  In general,  a non-U.S.  shareholder  must provide a Form W-8 BEN (or other  applicable Form W-8) to establish that you are not a U.S.  person,  to claim that you are the  beneficial  owner of the income, and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form
W-8 BEN provided without a U.S.  taxpayer  identification  number will remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier  change of  circumstances makes the information on the form incorrect.

This discussion is not intended to be used as tax advice and does not purport to deal  with  all  federal  tax  consequences  applicable  to  all  categories  of investors,  some of which may be subject to special  rules.  You should  consult your own tax advisor  regarding your particular  circumstances  before making an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial  statements and financial  highlights of the Funds for the fiscal year ended March 31, 2007,  as set forth in the Funds'  annual  report to shareholders,  including the report of the Funds' Independent  Registered Public
Accounting  Firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the annual  report at no charge by calling  1-800-428-0980  (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares).

CALCULATION OF PERFORMANCE DATA

From time to time, performance  information,  such as yield or total return, may be quoted in  advertisements  or in  communications  to present  or  prospective shareholders.  Performance  quotations represent the Funds' past performance and should not be considered as representative of future results.  The current yield will be calculated by dividing the net investment income earned per share by the
Fund during the period stated in the  advertisement  (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the  maximum  net  asset  value  per  share on the last  day of the  period  and annualizing  the result on a  semi-annual  compounded  basis.  The Funds'  total return may be  calculated  on an  annualized  and  aggregate  basis for  various periods  (which  periods will be stated in the  advertisement).  Average

                                       57

annual  return  reflects the average  percentage  change per year in value of an investment in the Fund.  Aggregate  total return  reflects the total  percentage change over the stated period.

To help  investors  better  evaluate how an  investment  in a Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.

The  principal  value of an  investment  in a Fund  will  fluctuate,  so that an investor's shares, when redeemed,  may be worth more or less than their original cost.  Any fees charged by banks or other  institutional  investors  directly to their customer  accounts in connection with investments in shares of a Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

                                       58

                                                                      APPENDIX A

                             CORPORATE DEBT RATINGS

Moody's Investors Service, Inc. describes  classifications of corporate bonds as follows:

Aaa.  Bonds that are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high  quality by all  standards.
Together with the Aaa group,  they  comprise  what are  generally  known as high grade.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable  investment  attributes and are to be considered as upper medium-grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly  protected nor poorly  secured).  Interest  payments and principal  security  appear  adequate  for the present  but  certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B.  Bonds  that are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds  that are  rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  that are rated C are the  lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

                                      A-1

Note:  Moody's  also  supplies  numerical  indicators  1,  2,  and  3 to  rating categories.  The  modifier 1 indicates  the security is in the higher end of its rating category;  the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes  classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely  strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality  debt  obligations.  Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest,  although they are  somewhat  more  susceptible  to the  adverse  effects  of  changes  in circumstances and economic conditions.

BBB.  Bonds  rated  BBB are  regarded  as  having an  adequate  capacity  to pay principal  and  interest.  Whereas they  normally  exhibit  adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB.  Debt  rated BB has less  near-term  vulnerability  to  default  than  other speculative  grade  debt.  However,  it faces  major  ongoing  uncertainties  or exposure to adverse business,  financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater  vulnerability  to default but  presently  has the capacity to meet interest payments and principal  repayments.  Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable  vulnerability to default, and is dependent upon  favorable  business,  financial and economic  conditions to meet timely payments of interest and repayment of principal.  In the event of adverse business,  financial  or  economic  conditions,  it is not  likely  to have  the capacity to pay interest or repay principal.

CC. The rating CC is typically  applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in  default,  or is  expected  to default  upon  maturity  or payment date.

CI. The rating CI is  reserved  for income  bonds on which no  interest is being paid.

Plus  (+) or  minus  (-):  The  ratings  from AA to CCC may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories

                                      A-2

                                                                      APPENDIX B

                              PROXY VOTING POLICIES

Below are the proxy voting  policies (or  summaries  thereof) of the Advisor and the subadvisors:

                         Mercer Global Investments, Inc.
                                    MGI Funds
                               Proxy Voting Policy

Mercer Global Investments,  Inc. ("MGI") retains highly qualified subadvisors to manage client accounts,  including the MGI Funds ("Funds").  These managers have detailed  knowledge of the investments  they make on behalf of these clients and
Funds and are therefore in a position to judge what is in the best  interests of the clients and Funds as  shareholder.  With  respect to the Funds,  MGI, as the
Funds' advisor, recommends and monitors subadvisors for the Funds, and therefore the  Funds'  Board  of  Trustees  believes  it is in the best  interest  of Fund shareholders  for the  Funds to adopt  the  proxy  voting  policies  of MGI,  as described below.

MGI  believes  that  voting  rights  have  economic  value  and must be  treated accordingly.  Proxy votes that impact the economic  value of client  investments involve the exercise of fiduciary responsibility, and to that end, MGI delegates this responsibility to Fund subadvisors.

Good  corporate  governance  should,  in the long term,  lead toward both better
corporate   performance  and  improved  shareholder  value.  Thus,  MGI  expects subadvisors  to vote based on the premise  that board  members of  companies  in which  they  have  invested  client  assets  should  act in the  service  of the shareholders,  view  themselves  as  stewards  of the  financial  assets  of the company,  exercise  good  judgment  and  practice  diligent  oversight  with the management of the company.  Underlying  MGI's voting policy are four fundamental objectives:

     o    MGI expects subadvisors to seek to act in the best financial interests of MGI clients and Fund  shareholders,  as applicable,  to protect and enhance the long-term value of their investments;

     o    In order to do this  effectively,  MGI expects  subadvisors  to aim to utilize  the  full  weight  of MGI  client  or Fund  shareholdings  in ensuring that their views have maximum impact in every vote;

     o    MGI  expects  subadvisors  to have a  strong  commercial  interest  in ensuring  that the  companies  in which  they  invest  client and Fund assets  are  successful  and  to  actively  pursue  this  interest  by promoting best practice in the boardroom; and

     o    MGI expects  subadvisors  to have  appropriate  procedures in place to deal with  conflicts of interest in voting  proxies;  to that end, MGI will not instruct subadvisors how to vote proxies.

MGI has implemented this Policy in order to support and encourage subadvisors to exercise  sound  corporate  governance  practice when voting  proxies.  MGI will require all  subadvisors  to provide to it their proxy  policies;  any revisions thereto  must be provided to MGI as soon as is

                                      B-1

practicable,  and as part of the periodic  compliance due diligence process (see
"MGI  Subadvisory  Due Diligence  Procedures").  MGI will ensure that the Funds'
Board of Trustees  receive copies of subadvisors'  proxy policies,  or summaries thereof, and MGI Legal and/or Compliance personnel will review each subadvisor's proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to MGI rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally,
MGI personnel will follow up with the subadvisor contact to ensure receipt.

Conflicts of Interest

MGI and each of its  subadvisors  have  respectively  adopted a Code of  Ethics,
Insider Trading Policy, and other compliance policies and procedures to preserve the  independence  of its  investment  advice to its clients  (including the MGI
Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict  between the  interests  of MGI's or its  subadvisors'  clients and the interests of MGI, its subadvisors or any affiliated  person of MGI. As described above,  MGI expects each  subadvisor  to have in place  policies and  procedures designed to address  conflicts of interest in the proxy voting  process.  In the unlikely  event that MGI votes a proxy related to a client or Fund  holding,  in reviewing these proxies to identify any potential material conflicts between the interests  of MGI and  affiliated  persons  and those of its  clients,  MGI will consider:

     1.   Whether MGI, its subadvisors  and affiliated  persons have an economic incentive  to vote in a manner  that is not  consistent  with the best interests  of MGI's  clients.  For  example,  MGI may have an economic incentive to vote in a manner that would please  corporate  management if MGI or an  affiliate  were  in the  process  of  seeking  a  client relationship  with a  company  and  wanted  that  company's  corporate management to direct  business to MGI. Such  business  could  include, among other things,  managing  company  retirement plans or serving as consultant for the company and its pension plans;

     2.   Whether  there  are  any  existing  business  or  personal  (including familial)  relationships  between an MGI  employee and the officers or directors of a company whose  securities  are held in client  accounts that  may  create  an  incentive  to  vote  in a  manner  that  is not consistent with the best interests of its clients; or

     3.   Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of MGI.

Form N-PX - Reporting

Pursuant to Section 30 of the  Investment  Company  Act of 1940,  the Funds must file their  complete  proxy  voting  record  with the  Securities  and  Exchange
Commission  ("SEC") on Form N-PX not later  than  August 31 of each year for the most recent  twelve-month  period ended June 30. MGI has delegated the gathering of this  information from the Fund's  subadvisors to a proxy voting vendor.  The vendor shall both file Form N-PX with the SEC and provide the  required  website to which  MGI may  link its  internet  site in  order to make  such  information available to MGI Funds shareholders.

                                      B-2

Other Reporting

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by  contacting  MGI.  Availability  of proxy voting reports shall be described in MGI's Form ADV, Part II.

Delegation

Nothing in this policy shall be  interpreted  to prevent MGI's and/or the Funds'
Chief Compliance  Officer ("CCO") from relying upon work performed,  and reports written,  by persons under the CCO's  supervision,  provided the CCO  determines that such delegation is appropriate.

Questions and Exceptions

Any  questions  regarding  this policy  should be raised  with MGI's  Compliance department,  and any exceptions thereto must be approved,  in writing,  by MGI's and/or the Funds' CCO.

                                      B-3

                 Enhanced Investment Technologies LLC ("INTECH")
                       Proxy Voting Policies & Procedures
                             Amended: March 15, 2007
            Effective for New Proxy Voting Clients: November 20, 2006
          Effective for Existing Proxy Voting Clients: January 15, 2007

The  following  are the  procedures  for  INTECH  with  respect to the voting of proxies  on behalf  of all  clients  for which  INTECH  has been  delegated  the responsibility  for voting proxies and the keeping of records  relating to proxy voting.

General Policy. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or  other  company-specific  factors.  As  such,  extensive  corporate  research analysis  is  not  performed.  Accordingly,  INTECH  has  engaged  Institutional
Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance,  at the client's  discretion,  with the ISS  Benchmark  Proxy Voting
Guidelines,  ISS  Taft-Hartley  Proxy Voting  Guidelines,  ISS Public Fund Proxy
Voting Guidelines,  or ISS Social Proxy Voting Guidelines (collectively referred to as "ISS Recommendations").

INTECH will vote all proxies on behalf of client's  accounts in accordance  with the ISS  Recommendations  that best  represent  the client  type.  Specifically, unless otherwise directed by the client, INTECH will vote:

     o    Corporate,  Mutual  Fund/Sub-Advised,  and Commingled  Pool clients in accordance with the ISS Benchmark  ("ISS-BK") Proxy Voting Guidelines, which were  developed by ISS to increase total  shareholder  value and risk mitigation and are generally management oriented.

     o    Union  and  Union  Taft-Hartley  clients  in  accordance  with the ISS
          Taft-Hartley ("ISS-TH") Proxy Voting Guidelines (formerly known as the
          ISS Proxy Voting Service or PVS  Guidelines),  which were developed by
          ISS, in  conjunction  with the AFL-CIO,  with a  worker-owner  view of long-term corporate value.

     o    Public  Fund   clients  in   accordance   with  the  ISS  Public  Fund
          ("ISS-PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public  funds  fulfill all  statutory  and common law obligations governing proxy voting.

     o    Not-For-Profit  (including  Endowments  and  Foundations)  clients  in accordance  with ISS Social  ("ISS-SOCIAL")  Proxy Voting  Guidelines, which were  developed by ISS to recognize  that  socially  responsible institutional  shareholders  are concerned  with  economic  returns to shareholders  and good  corporate  governance,  along with the ethical behavior of corporations  and the social and  environmental  impact of their actions.

                                      B-4

Concurrent  with  the  adoption  of these  procedures,  INTECH  will not  accept direction in the voting of proxies for which it has voting  responsibility  from any  person  or  organization  other  than the ISS  Recommendations.  Additional
information   about   ISS  and  the  ISS   Recommendations   is   available   at
www.issproxy.com/policy/2007policy.jsp. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-BK,  ISS-TH,
ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines.  With respect to clients that have elected to  participate in securities  lending,  INTECH is not able to call back securities in order to vote proxies.

Delegation  of Proxy Voting  Administration.  INTECH has engaged the services of the  Investment  Accounting  Operations  Group of Janus Capital  Management  LLC
("Janus Capital") to provide the administration for its proxy voting.

Janus Investment  Accounting  Operations Group. The Janus Investment  Accounting
Operations  Group works with ISS and is  responsible to INTECH for ensuring that all  proxies  are voted  consistent  with the  ISS-BK,  ISS-TH,  ISS-PUBLIC,  or
ISS-SOCIAL Proxy Voting Guidelines.

Voting and Use of Proxy Voting Service.  Pursuant to its relationship with Janus
Capital,  INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies.  ISS is responsible for coordinating with the clients'
custodians  to  ensure  that all  proxy  materials  received  by the  custodians relating to the clients' portfolio securities are processed in a timely fashion.
ISS is responsible  for working with the Janus  Investment  Operations  Group to
coordinate  the  actual  votes  cast.  In  addition,   ISS  is  responsible  for
maintaining  copies of all proxy statements  received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL
Proxy Voting  Guidelines.  In absence of specific client direction,  INTECH will direct ISS to vote proxies in accordance with the ISS  Recommendation  that best represents the client type.

Conflicts of Interest.  INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

     o    ISS shall vote all proxies on INTECH's  behalf in accordance  with the
          ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL, Proxy Voting Guidelines. In
          its capacity as  administrator,  Janus Capital shall conduct  periodic reviews of proxy  voting  records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

     o    The Janus Investment  Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization  from  INTECH's  Chief  Compliance  Officer.  The  Janus
          Investment  Accounting  Operations Group shall maintain records of all overrides, including all required authorizations.

     o    Without  limiting  the  foregoing,  the  Janus  Investment  Accounting
          Operations  Group  shall not give any  consideration  to the manner in which  votes  are  being  cast  on  behalf  of  Janus  Capital  or its affiliates with respect to a particular matter.

                                      B-5

     o    Any attempts to influence  the proxy voting  process shall be reported immediately to the INTECH Chief Compliance Officer.

     o    All client  accounts are  prohibited  from  investing in securities of
          Janus Capital or securities of its publicly-traded affiliates.  INTECH maintains a Restricted List of securities that may not be purchased on behalf of  individual  accounts  which  includes,  among other things, affiliates  of such  accounts.  The  trading  system  is  designed  to prohibit transactions in all securities on the Restricted List.

In light of the foregoing  policies,  it is not expected that any conflicts will arise in the proxy voting process.  In the unusual  circumstance  that ISS seeks direction  on any matter or INTECH is  otherwise  in a position of  evaluating a proposal on a  case-by-case  basis,  the matter  shall be referred to the INTECH
Chief Compliance  Officer to determine whether a material  conflict exists.  The matter will be reviewed by INTECH's Chief Operating Officer, Chief Legal Counsel
and Chief  Compliance  Officer  ("Proxy  Review  Group").  To the extent  that a conflict of interest is identified,  INTECH will vote the proxy according to the
ISS recommendation unless otherwise determined by the Proxy Review Group.

Reporting and Record  Retention.  On a quarterly basis,  INTECH will provide its clients with the proxy voting record for that client's  account.  Janus Capital,
on  INTECH's  behalf,   retains  proxy  statements   received  regarding  client
securities,  records of votes cast on behalf of  clients  and  records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH,  ISS-PUBLIC,  and ISS-SOCIAL
Proxy  Voting  Guidelines.  Proxy  statements  received  from issuers are either available  on the  SEC's  EDGAR  database  or are kept by a third  party  voting service and are available on request.  All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Review of Policy.  INTECH shall periodically review this policy and the services provided  by ISS to  determine  whether  the  continued  use of ISS  and the ISS
Recommendations is in the best interest of clients.

                                      B-6

                          Sands Capital Management, LLC

                       Proxy Voting Policy and Procedures

                       Implementation Date: November 2006
 ______________________________________________________________________________

Issue

Rule 206(4)-6 under the Advisers Act requires every investment  adviser to adopt and implement  written  policies and procedures,  reasonably  designed to ensure that  the  adviser  votes  proxies  in the best  interest  of its  clients.  The procedures  must address  material  conflicts that may arise in connection  with proxy voting. The Rule further requires the adviser to provide a concise summary of the  adviser's  proxy  voting  process  and  offer to  provide  copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the
Rule  requires  that the  adviser  disclose  to  clients  how  they  may  obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the  policy of SCM to vote  client  proxies  in the best  interest  of our clients.  Proxies are an asset of a client  account,  which should be treated by
SCM with the same  care,  diligence,  and  loyalty as any asset  belonging  to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting  guidelines  provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have  their  proxies  voted by an  independent  third  party  or other  named fiduciary or agent, at the client's cost.

Procedures for SCM's Receipt of Class Actions

The following  procedures outline SCM's receipt of "Class Action" documents from clients and  custodians.  It is SCM's  position not to file these "Class Action"
documents, but if received will follow these guidelines:

     If "Class Action"  documents are received by SCM from the Client,  SCM will gather,  at the client's  request,  any  requisite  information  it has and forward to the client,  to enable the client to file the "Class  Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

Proxy Committee

SCM has established a Proxy  Committee.  The Proxy  Committee  consists of three permanent  members (the Chief Operating  Officer,  Director of Client  Services,
Compliance  Operations  Manager)  and one or more  rotating  members  (Portfolio
Managers).  The Proxy  Committee  meets

                                      B-7

at least annually and as necessary to fulfill its  responsibilities.  A majority of the members of the Proxy  Committee  constitutes a quorum for the transaction of  business.  The  Director of Client  Services  acts as secretary of the Proxy
Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and  administration  of
proxy  voting  on  behalf  of  the  Adviser's  clients,   including  developing,
authorizing,  implementing  and updating the Adviser's proxy voting policies and procedures;  (ii)  overseeing the proxy voting  process;  and (iii) engaging and overseeing  any third party  service  provider as voting agent to receive  proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting  decisions made by the Adviser.  The Proxy Committee typically  reviews  reports on the  Adviser's  proxy  voting  activity  at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues.
These  criteria and general  voting  guidelines  are set forth in the  Adviser's
Proxy Voting Guidelines (the  "Guidelines"),  a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time.  All Guidelines  are to be applied  generally and not  absolutely, such that the  Adviser's  evaluation  of each  proposal will be performed in the context of the Guidelines giving appropriate  consideration to the circumstances of the company whose proxy is being voted.

Procedures for Identification and Voting of Proxies

These proxy voting  procedures  are  designed to enable SCM to resolve  material conflicts of interest with clients before voting their proxies.

1.   SCM shall  maintain a list of all clients for which it votes  proxies.  The list will be maintained either in hard copy or  electronically  and updated by the  Director  of Client  Services or a designee  who will obtain  proxy voting information from client agreements.

     As part of the account opening  procedure,  The Director of Client Services will note whether or not SCM is  responsible  for voting client proxies for the new client.

2.   In cases where SCM has been  designated  to vote client  proxies,  we shall work with the client to ensure that SCM is the designated  party to receive proxy voting materials from companies or intermediaries.

3.   The Director of Client  Services  shall receive all proxy voting  materials and will be  responsible  for ensuring that proxies are voted and submitted in a timely manner.

4.   Prior to a proxy voting  deadline,  the appropriate  Research  Analyst will make a determination  as to how to vote each proxy proposal based on his or her  analysis of the  proposal and the  Guidelines.  In  evaluating a proxy proposal, an analyst may consider information from many sources,  including management  of  the  company,  shareholder  groups  and  independent  proxy research services.

                                      B-8

5.   SCM Staff  Members will  reasonably  try to assess any  material  conflicts between  SCM's  interests  and those of its clients  with  respect to proxy voting  by  considering  the  situations  identified  in the  Conflicts  of
     Interest section of this document.

6.   So long as there are no material conflicts of interest identified, SCM will vote proxies  according  to the policy.  SCM may also elect to abstain from voting if it deems such  abstinence  in its clients'  best  interests.  The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

7.   Upon  detection of a conflict of interest,  the conflict will be brought to the  attention of the Proxy  Committee  for  resolution.  See  Conflicts of
     Interest section for additional information.

8.   SCM is not  required  to vote  every  client  proxy  and  such  should  not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time  ignore  or  neglect  its proxy  voting  responsibilities.
     However,  there may be times when refraining from voting is in the client's best interest,  such as when an adviser's  analysis of a particular  client proxy  reveals  that the cost of voting the proxy may  exceed the  expected benefit to the client.

9.   The Director of Client  Services  and the Research  Analyst will report any attempts by SCM's  personnel to influence the voting of client proxies in a manner  that is  inconsistent  with  SCM's  Proxy  Policy,  as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

10.  All proxy  votes will be recorded  and the  following  information  will be maintained:

     o    The name of the issuer of the portfolio security;
     o    The exchange ticker symbol of the portfolio security;
     o    The Council on Uniform Securities  Identification Procedures ("CUSIP")
          number for the portfolio security;
     o    The shareholder meeting date;
     o    The number of shares SCM is voting on firm-wide;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer or by a security holder;
     o    Whether or not SCM cast its vote on the matter
     o    How SCM cast its vote (e.g., for or against proposal,  or abstain; for or withhold regarding election of directors);
     o    Whether SCM cast its vote with or against management; and
     o    Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions,  it shall maintain documentation  to support its voting (this may occur if a client requires SCM to vote a certain  way on an issue,  while SCM deems it  beneficial  to vote in the opposite direction for its other clients) in the permanent file.

                                      B-9

Conflicts of Interest

Although SCM has not  currently  identified  any material  conflicts of interest that  would  affect its proxy  voting  decisions,  it is aware of the  following potential conflicts that could exist in the future:

     o    Conflict:  SCM is retained by an  institutional  client,  or is in the process of retaining an  institutional  client that is affiliated with an issuer that is held in SCM's client portfolios.

     o    Conflict:  SCM retains a client,  or is in the process of  retaining a client  that is an officer or  director  of an issuer  that is held in
          SCM's client  portfolios.  The similar  conflicts of interest exist in this relationship as discussed above.

     o    Conflict:  SCM's Staff  Members  maintain a personal  and/or  business
          relationship   (not  an  advisory   relationship)   with   issuers  or
          individuals  that serve as  officers  or  directors  of  issuers.  For example,  the  spouse  of an SCM  Staff  Member  may  be a  high-level executive  of an issuer that is held in SCM's client  portfolios.  The spouse could attempt to influence SCM to vote in favor of management.

     o    Conflict:  SCM or a  Staff  Member(s)  personally  owns a  significant number of an issuer's  securities  that are also held in SCM's  client portfolios.  For any number of reasons,  a Staff Member(s) may seek to vote proxies in a different  direction for his/her  personal  holdings than would  otherwise be warranted  by the proxy  voting  policy.  The
          Staff  Member(s)  could  oppose  voting the proxies  according  to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes  that due to the  difficulty  of  predicting  and  identifying  all material conflicts,  it must rely on its Staff Members to notify the Director of
Client  Services  and/or the CCO of any material  conflict that may impair SCM's ability to vote  proxies in an objective  manner.  Upon such  notification,  the
Director of Client  Services  and or the CCO will notify the Proxy  Committee of the conflict.

In the event that the Proxy Committee  determines that the SCM has a conflict of interest  with  respect  to a proxy  proposal,  the Proxy  Committee  shall also determine  whether  the  conflict  is  "material"  to that  proposal.  The Proxy
Committee may determine on a case-by-case basis that a particular  proposal does not involve a material  conflict of interest.  To make this  determination,  the
Proxy  Committee must conclude that the proposal is not directly  related to the
Adviser's  conflict with the issuer.  If the Proxy  Committee  determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the  event  that the  Proxy  Committee  determines  that  SCM has a  material conflict  of interest  with  respect to a proxy  proposal,  SCM will vote on the proposal in accordance with the  determination of the Proxy Committee.  Prior to voting on the proposal,  the Adviser may (i)

                                      B-10

contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance  with the  recommendation  of such third party (or have the third party vote such proxy); or (ii) with respect to client  accounts that are not subject to ERISA,  fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain  instructions  from the client as to how the proxy should be voted).

Recordkeeping

SCM must maintain the  documentation  described in the  following  section for a period of not less than five (5) years, the first two (2) years at its principal place of  business.  Director of Client  Services  will be  responsible  for the following  procedures  and for  ensuring  that  the  required  documentation  is retained.

Client request to review proxy votes:

     o    Any request,  whether written (including e-mail) or oral,  received by any Staff Member of SCM, must be promptly  reported to the Director of
          Client  Services.  All  written  requests  must  be  retained  in  the permanent file.

     o    The  Director  of Client  Services  will  record the  identity  of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting  client,  other  dispositions,  etc.) in a suitable place.

     o    Clients are  permitted  to request the proxy  voting  record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

     o    Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

          Note: SCM is permitted to rely on proxy  statements filed on the SEC's
          EDGAR system instead of keeping its own copies.

Proxy voting records:

     o    Documents  prepared  or created by SCM that were  material to making a decision  on how to  vote,  or that  memorialized  the  basis  for the decision.

     o    Documentation  or  notes or any  communications  received  from  third parties,  other  industry  analysts,  third party  service  providers, company's management discussions, etc. that were material in the basis for the decision.

                                      B-11

Disclosure

     o    SCM will  ensure that Part II of Form ADV is updated as  necessary  to reflect:  (i) all  material  changes  to the Proxy  Voting  Policy and
          Procedures;   and  (ii)  information  about  how  clients  may  obtain
          information on how SCM voted their securities.

Proxy Solicitation

As a matter of  practice,  it is SCM's  policy to not reveal or  disclose to any client how SCM may have voted (or intends to vote) on a  particular  proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation  from any person to vote  proxies on behalf of clients.  At no time may any Staff Member accept any remuneration in the solicitation of proxies. The
Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible  for overseeing and  implementing this policy.

                                      B-12

                                  Attachment C

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when  determining  the  desirability of investing  in a particular  company is the quality and depth of its  management.
Accordingly,  SCM believes  that the  recommendation  of management on any issue should be given substantial weight in determining how proxy issues are resolved.
As a matter of practice,  SCM will vote on most issues  presented in a portfolio company  proxy  statement  in  accordance  with the  position  of the  company's management,  unless SCM determines that voting in accordance  with  management's recommendation would adversely affect the investment merits of owning the stock.
However,  SCM will consider  each issue on its own merits,  and will not support the  position of the  company's  management  in any  situation  where,  in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. The Board of Directors

A.   Voting on Director Nominees in Uncontested Elections

Votes on director  nominees are made on a case-by-case  basis,  and may consider the following factors:

     o    Long-term corporate performance record relative to a market index;
     o    Composition of board and key board committees;
     o    Corporate governance provisions and takeover activity;
     o    Board decisions regarding executive pay;
     o    Director compensation;

B.   Director and Officer Indemnification and Liability Protection

Proposals   concerning  director  and  officer   indemnification  and  liability
protection are evaluated on a case-by-case basis.

C.   Voting for Director Nominees in Contest Elections

Votes in a contested  election of  directors  are  evaluated  on a  case-by-case basis, and may consider the following factors:

     o    long-term financial  performance of the target company relative to its industry;
     o    management's track record;
     o    background to the proxy contest;
     o    qualifications of director nominees (both slates);
     o    evaluation of what each side is offering  shareholders  as well as the likelihood that the proposed objectives and goals can be met; and

                                      B-13

     o    stock ownership positions.

D.   Size of the Board

Proposals to limit the size of the Board  should be evaluated on a  case-by-case basis.

                                  II. Auditors

Ratifying Auditors

We generally  vote for proposals to ratify  auditors,  unless:  an auditor has a financial  interest in or  association  with the company,  and is therefore  not independent;  or there is reason to believe  that the  independent  auditor  has rendered an opinion  which is neither  accurate nor  indicative of the company's financial position.

                           III. Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

                            IV. Anti-Takeover Issues

We generally  oppose  anti-takeover  measures  because  they reduce  shareholder rights.  However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A.   Poison Pills

     The "poison pill" entitles  shareholders to purchase certain  securities at discount  prices in the event of a change in corporate  control.  Such a measure would make a potential takeover prohibitively expensive to the acquirer.

     We review on a case-by-case  basis management  proposals to ratify a poison pill.

B.   Fair Price Provisions

     Fair price provisions attempt to ensure  approximately  equal treatment for all  shareholders  in the  event of a  full-scale  takeover.  Typically,  such a provision requires would-be acquirers that have established  threshold positions in target  companies at given  per-share  prices to pay at least as much if they opt for complete control, unless certain conditions are met.

     We  vote  for  fair  price  proposals,  as  long  as the  shareholder  vote
requirement   embedded  in  the   provision  is  no  more  than  a  majority  of
disinterested shares.

                                      B-14

     We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.   Greenmail

     Proposals  relating  to the  prohibition  of  "greenmail"  are  designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's  common  stock,  unless  approved  by  the  disinterested  holders  of two-thirds or more of the outstanding stock. They could also prevent the company from  repurchasing  any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

     We vote for proposals to adopt  anti-greenmail  charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     We review on a case-by-case  basis  anti-greenmail  proposals when they are bundled with other charter or bylaw amendments.

D.   Superstock

     Another  takeover  defense is  superstock,  i.e.,  shares that give holders disproportionate  voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private  placement with one or more  institutional  investors"  and "could be  designated  as having  voting rights which might dilute or limit the present  voting  rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

     We will review on  case-by-case  basis  proposals that would  authorize the creation of new classes of "superstock".

E.   Supermajority Rules

     Supermajority  provisions require approval by holders of minimum amounts of the common shares  (usually 75% to 80%).  While  applied  mainly to merger bids, supermajority  rules also may be  extended  to cover  substantive  transfers  of corporate  assets,  liquidations,  reverse  splits and removal of directors  for reasons  other  than  cause.  A  supermajority  provision  would  make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

     1.   Supermajority Shareholder Vote Requirement to Approve Mergers

          We vote  against  management  proposals  to  require  a  supermajority shareholder  vote to approve  mergers and other  significant  business combinations.

          We vote for shareholder  proposals to lower supermajority  shareholder
          vote   requirements  for  mergers  and  other   significant   business
          combinations.

     2.   Supermajority  Shareholder  Vote  Requirement  to Amend the Charter or
          Bylaws

                                      B-15

          We vote  against  management  proposals  to  require  a  supermajority shareholder vote to approve charter and bylaw amendments.

          We vote for shareholder  proposals to lower supermajority  shareholder vote requirements for charter and bylaw amendments.

F.   Board Classification

High on the agenda of  defense-minded  corporate  executives are staggered terms for  directors,  whereby only some  (typically  one-third)  of the directors are elected each year.  The  "staggered  board" acts as a bar to unwelcome  takeover bids. An  aggressive,  affluent  acquirer would need two years to gain a working majority of directors at a company  whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for  proposals  to repeal  classified  boards  and  elect all  directors annually.

                     IV. Miscellaneous Governance Provision
Bundled Proposals

We review on a case-by-case basis bundled or "conditioned"  proxy proposals.  In this case where items are  conditioned  upon each other, we examine the benefits and costs of the  packages  items.  In  instances  when the joint  effect of the conditioned  items is not in shareholder's  best interests,  we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. Capital Structure

A.   Common Stock Authorization

We review on a case-by-case  basis proposals to increase the number of shares of common stock authorized for issue.

B.   Debt Restructuring

We review on a case-by-case  basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. Executive and Director Compensation

In  general,  we  vote  on  a  case-by-case  basis  on  executive  and  director compensation  plans,  including  stock option  plans,  with the view that viable compensation programs reward the creation of stockholder wealth.

                          VII. State of Incorporation

                                      B-16

A.   Voting on State Takeover Statutes

We review on a case-by-case  basis  proposals to opt in or out of state takeover statutes (including control share acquisition  statutes,  control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements,  severance pay and labor contract provisions,  anti-greenmail provisions and disgorgement provisions).

B.   Voting on Reincorporation Proposals

Proposals  to  change a  company's  state of  incorporation  are  examined  on a case-by-case basis.

                   VIII. Mergers and Corporate Restructurings

A.   Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.   Corporate Restructuring

Votes on corporate  restructuring  proposals,  including  minority  squeezeouts, leveraged  buyout,  spin-offs,  liquidations and asset sales are considered on a case-by-case basis.

C.   Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.   Changing Corporate Name

We generally vote for changing the corporate name.

                       IX. Social and Environmental Issues

Consistent  with its fiduciary  duty to clients,  SCM will vote on social issues with a view toward promoting good corporate  citizenship.  However, SCM realizes that it cannot  require  a  portfolio  company  to go  beyond  applicable  legal requirements or put itself in a non-competitive  position. Social responsibility issues may include proposals regarding the following:

     o    Ecological  issues,  including  toxic hazards and pollution of the air and water;

     o    Employment practices, such as the hiring of women and minority groups;

     o    Product quality and safety;

     o    Advertising practices;

     o    Animal rights, including testing, experimentation and factory farming;

                                      B-17

     o    Military and nuclear issues; and

     o    International  politics  and  operations,  including  the  world  debt crisis,  infant formula,  U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case  basis proposals  regarding  social or environmental issues.

                                      B-18

                        Winslow Capital Management, Inc.
                 Summary of Proxy Voting Policies and Procedures

Winslow,  pursuant to Rule  206(4)-6  under the Advisers  Act, has adopted Proxy
Voting Policies and Procedures  pursuant to which Winslow has undertaken to vote all proxies or other  beneficial  interests in an equity security  prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals  or groups who may have an  economic  interest  in the  outcome of a proxy vote.

Winslow will vote all proxies appurtenant to shares of corporate stock held by a plan or account  with respect to which  Winslow  serves as  investment  manager, unless the  investment  management  contract  expressly  precludes  Winslow,  as investment manager, from voting such proxy.

Winslow has delegated the authority to vote proxies in accordance with its Proxy
Voting  Policies  and  Procedures  to ISS, a third  party  proxy-voting  agency.
Winslow subscribes to ISS's Implied Consent service feature.  As ISS research is completed,  the ISS Account  Manager  executes  the ballots as  Winslow's  agent according to the vote recommendations and consistent with the ISS Standard Proxy
Voting Guidelines.

Winslow retains the ability to override any vote if Winslow disagrees with ISS's vote  recommendation,  and always maintains the option to review and amend votes before they are cast,  except in the case of a conflict of interest.  When there is an  apparent  conflict  of  interest,  or the  appearance  of a  conflict  of interest,  e.g.,  where  Winslow may receive fees from a company for advisory or other  services at the same time that  Winslow has  investments  in the stock of that  company,  Winslow  will  follow the vote  recommendation  of ISS.  Winslow retains documentation of all amended votes.

                                      B-19

                              NUMERIC INVESTORS LLC
                               Proxy Voting Policy
                                   March 2007

                 Executed by Institutional Shareholder Services
                       On Behalf of Numeric Investors LLC

            (The following is a condensed version of all proxy voting
           recommendations contained in The ISS Proxy Voting Manual.)

--------------------------------------------------------------------------------

1.   Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent,

     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position; or

     o    Fees for non-audit services ("Other" fees) are excessive.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote  CASE-BY-CASE  on  director  nominees,  examining,  but not limited to, the following factors:

     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o    Majority vote standard for director  elections  without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse (such as illness,  service to the nation,  work on behalf of the company);

                                      B-20

     o    Sit on more than six public company boards;
     o    Are CEOs of public  companies  who sit on the  boards of more than two public  companies  besides their own--  withhold only at their outside boards.

WITHHOLD  from the entire board of  directors,  (except from new  nominees,  who should be considered on a CASE-BY-CASE basis) if:

     o    The company's proxy  indicates that not all directors  attended 75% of the  aggregate  of their board and  committee  meetings,  but fails to provide  the  required  disclosure  of  the  names  of  the  directors involved.  If this information  cannot be obtained,  withhold from all incumbent directors;
     o    The  company's  poison  pill has a  dead-hand  or  modified  dead-hand feature. Withhold every year until this feature is removed;
     o    The board adopts or renews a poison pill without shareholder  approval since  the  beginning  of  2005,  does not  commit  to  putting  it to shareholder  vote  within 12  months  of  adoption,  or  reneges  on a commitment  to put  the  pill to a vote,  and has not yet  received  a withhold recommendation for this issue;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval by a majority of the shares outstanding the previous year;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval  of  the  majority  of  shares  cast  for  the  previous  two consecutive years;
     o    The board  failed to act on takeover  offers where the majority of the shareholders tendered their shares;
     o    At the previous  board  election,  any director  received more than 50 percent  withhold  votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o    The company is a Russell 3000 company that underperformed its industry group  (GICS  group)  under  the  criteria  discussed  in the  section
          "Performance Test for Directors".

WITHHOLD  from  Inside  Directors  and  Affiliated  Outside  Directors  (per the
Classification of Directors below) when:

     o    The inside or affiliated  outside  director serves on any of the three key committees: audit, compensation, or nominating;
     o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;
     o    The company lacks a formal nominating committee, even if board attests that  the  independent  directors  fulfill  the  functions  of  such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o    The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
     o    A material weakness  identified in the Section 404  Sarbanes-Oxley Act disclosures  rises to a level of serious  concern;  there are  chronic internal  control  issues  and an  absence  of  established  effective control mechanisms;

                                      B-21

     o    There is persuasive  evidence that the audit committee entered into an inappropriate  indemnification  agreement with its auditor that limits the ability of the company, or its shareholders,  to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o    There is a negative  correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o    The  company  reprices  underwater  options  for stock,  cash or other consideration without prior shareholder  approval,  even if allowed in their equity plan;
     o    The company fails to submit  one-time  transfers of stock options to a shareholder vote;
     o    The company fails to fulfill the terms of a burn rate  commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o    The company has poor compensation  practices (see "Poor Pay Practices"
          policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder  proposals requiring an independent director fill the position of chair,  unless there are compelling reasons to recommend against the  proposal,  such as a  counterbalancing  governance  structure.  This should include all of the following:

     o    Has a designated  lead director,  elected by and from the  independent board members with clearly delineated and comprehensive  duties.  (The
          role  may  alternatively  reside  with  a  presiding  director,   vice
          chairman, or rotating lead director; however the director must serve a minimum  of one year in order to  qualify  as a lead  director.)  At a minimum these should include:

          -    Presiding  at all  meetings of the board at which the chairman is not  present,  including  executive  sessions of the  independent directors,
          -    Serving as  liaison  between  the  chairman  and the  independent directors,
          -    Approving information sent to the board,
          -    Approving meeting agendas for the board,
          -    Approves  meetings  schedules to assure that there is  sufficient time for discussion of all agenda items,
          -    Having  the  authority  to  call  meetings  of  the   independent
               directors,
          -    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

     o    Two-thirds independent board;
     o    All-independent key committees;

                                      B-22

     o    Established governance guidelines;
     o    The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this  evaluation will change from the  4-digit  GICS  group to the  average of the 12  companies  in the same
6-digit GICS group that are closest in revenue to the company, and identified on the executive  compensation  page of proxy  analyses.  To fail, the company must under-perform  its  index and  industry  group on all 4  measures  (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carve-out for a plurality  vote standard when there are more nominees than board seats.  Companies are strongly  encouraged  to also adopt a  post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:

     o    Long-term financial  performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o    Strategic  plan of  dissident  slate and quality of  critique  against management;
     o    Likelihood  that the  proposed  goals and  objectives  can be achieved
          (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

                                      B-23

     o    Shareholders have approved the adoption of the plan; or
     o    The  board,  in  its  exercise  of  its  fiduciary   responsibilities,
          determines that it is in the best interest of  shareholders  under the circumstances to adopt a pill without the delay in adoption that would result from seeking  stockholder  approval (i.e.  the "fiduciary  out"
          provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder  approved poison pill in place and has adopted a policy with the provisions  outlined above,  vote AGAINST the proposal.  If these conditions are not met,  vote FOR the  proposal,  but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder  rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o    No dead-hand,  slow-hand,  no-hand or similar  feature that limits the ability of a future board to redeem the pill;
     o    Shareholder redemption feature (qualifying offer clause); if the board refuses  to  redeem  the  pill 90 days  after a  qualifying  offer  is announced,  ten  percent of the  shares may call a special  meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion  may
          provide   an   initial   starting   point  for   assessing   valuation
          reasonableness,  emphasis  is  placed  on the  offer  premium,  market reaction and strategic rationale.
     o    Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o    Strategic  rationale  - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o    Negotiations   and  process  -  Were  the  terms  of  the  transaction
          negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for  shareholders.  Significant negotiation "wins" can also signify the deal makers'  competency.

                                      B-24

          The  comprehensiveness  of the  sales  process  (e.g.,  full  auction, partial auction, no auction) can also affect shareholder value.

     o    Conflicts of interest - Are insiders  benefiting  from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders?  As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold  these  interests.  Consider  whether  these interests may have influenced  these directors and officers to support or  recommend  the  merger.  The  CIC  figure  presented  in the  "ISS
          Transaction  Summary"  section of this report is an  aggregate  figure that can in certain cases be a misleading  indicator of the true value transfer from  shareholders to insiders.  Where such figure appears to be excessive,  analyze the underlying assumptions to determine whether a potential conflict exists.
     o    Governance  - Will  the  combined  company  have  a  better  or  worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.   State of Incorporation

Reincorporation Proposals

Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including  the reasons  for  reincorporating,  a  comparison  of the  governance
provisions,   comparative   economic   benefits,   and  a   comparison   of  the
jurisdictional  laws.  Vote  FOR  re-incorporation  when  the  economic  factors outweigh any neutral or negative governance changes.

7.   Capital Structure

Common Stock Authorization

Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized  for issuance  using a model  developed by ISS. Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being de-listed or if a company's  ability to continue to operate as a going concern is uncertain. In  addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated  allowable  cap  (i.e.,  exceed the  allowable  cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation,  vote FOR the increase based on the company's  performance,  and whether the  company's  ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).

                                      B-25

Preferred Stock

Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed"
blank check preferred  stock (stock that cannot be used as a takeover  defense).
Vote FOR  proposals  to  authorize  preferred  stock in cases  where the company specifies the voting, dividend,  conversion,  and other rights of such stock and the terms of the preferred stock appear  reasonable.  Vote AGAINST  proposals to increase the number of blank check preferred stock  authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on  proposals  to increase  the number of blank  check  preferred  shares  after analyzing the number of preferred  shares  available for issue given a company's industry and performance in terms of shareholder returns.

8.   Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation  committee  members,  CEO, and potentially the entire board, if the company has poor compensation practices, such as:

     o    Egregious  employment  contracts (e.g.,  those  containing  multi-year guarantees for bonuses and grants);
     o    Excessive perks that dominate  compensation  (e.g.,  tax gross-ups for personal use of corporate aircraft);
     o    Huge bonus payouts without  justifiable  performance linkage or proper disclosure;
     o    Performance  metrics  that are  changed  (e.g.,  canceled  or replaced during the  performance  period  without  adequate  explanation of the action and the link to performance);
     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts (e.g., the inclusion of additional years of service not worked or  inclusion  of  performance-based  equity  awards  in  the  pension calculation);
     o    New CEO awarded an overly  generous new hire package (e.g.,  including excessive  "make whole"  provisions  or any of the poor pay  practices listed in this policy);
     o    Excessive  severance  provisions (e.g.,  including excessive change in control payments);
     o    Change  in  control   payouts  without  loss  of  job  or  substantial
          diminution of job duties;
     o    Internal pay disparity;
     o    Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;
     o    The plan  expressly  permits the  repricing of stock  options  without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

                                      B-26

     o    The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion,  director  stock plans that set aside a relatively  small number of shares when combined with employee or executive stock  compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o    Director stock ownership  guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:

          -    A minimum  vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.

     o    Mix between cash and equity:

          -    A balanced  mix of cash and  equity,  for  example  40%  cash/60%
               equity or 50% cash/50% equity; or
          -    If the  mix is  heavier  on the  equity  component,  the  vesting schedule or deferral  period should be more  stringent,  with the lesser of five years or the term of directorship.

     o    No  retirement/benefits   and  perquisites  provided  to  non-employee
          directors; and
     o    Detailed disclosure provided on cash and equity compensation delivered to each  non-employee  director  for the most recent  fiscal year in a table.  The column  headers for the table may  include the  following:
          name of each  non-employee  director,  annual retainer,  board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85% of fair market value;
     o    Offering period is 27 months or less; and
     o    The number of shares  allocated  to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:

     o    Broad-based participation (i.e., all employees of the company with the exclusion of  individuals  with 5% or more of beneficial  ownership of the company);
     o    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o    Company  matching  contribution up to 25% of employee's  contribution, which is effectively a discount of 20% from market value;

                                      B-27

     o    No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases  where a  company  has  practiced  options  backdating,  WITHHOLD  on a
CASE-BY-CASE basis from the members of the compensation committee,  depending on the severity of the practices and the subsequent  corrective actions on the part of the board.  WITHHOLD from the compensation  committee members who oversaw the questionable  options  grant  practices or from current  compensation  committee members  who fail to  respond  to the issue  proactively,  depending  on several factors, including, but not limited to:

     o    Reason  and  motive  for  the  options   backdating   issue,  such  as
          inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o    Corrective actions taken by the board or compensation committee,  such as canceling or repricing backdated options, or recouping option gains on backdated grants;
     o    Adoption of a grant policy that prohibits backdating,  and creation of a fixed  grant  schedule  or window  period  for equity  grants  going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR  shareholder  proposals  to  require  golden  parachutes  or  executive severance  agreements to be submitted for shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.  An acceptable  parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;
     o    The amount  should not exceed three times base amount  (defined as the average annual taxable W-2  compensation)  during the five years prior to the year in which the change of control occurs;
     o    Change-in-control payments should be double-triggered, i.e., (1) after a change  in  control  has taken  place,  and (2)  termination  of the executive  as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

9.   Corporate Responsibility

Animal Rights

Generally  vote  AGAINST  proposals  to phase out the use of  animals in product testing unless:

     o    The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o    The company is conducting  animal  testing when suitable  alternatives are accepted and used at peer firms;

                                      B-28

     o    The company has been the  subject of recent,  significant  controversy related to its testing programs.

Drug Pricing and Re-importation

Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on pharmaceutical products,  unless the company fails to adhere to  legislative  guidelines  or  industry  norms in its  product  pricing.  Vote
CASE-BY-CASE  on proposals  requesting  that the company  evaluate their product pricing considering:

     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o    The company's  existing  initiatives  to provide its products to needy consumers;
     o    Whether  the  proposal  focuses on  specific  products  or  geographic regions.

Generally vote FOR proposals  requesting that companies  report on the financial and legal impact of their policies  regarding  prescription drug  re-importation unless such  information is already publicly  disclosed.  Generally vote AGAINST proposals  requesting  that companies  adopt  specific  policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients in their  products,  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Genetically Modified Foods

Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients  in their  products  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most  tobacco-related  proposals (such as on second-hand  smoke,  advertising to youth,  and  spin-offs  of  tobacco-related  business)  should be evaluated on a
CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions  requesting that a company discloses its policies related to toxic  chemicals.  Vote  CASE-BY-CASE on resolutions  requesting that companies  evaluate  and  disclose  the  potential  financial  and  legal  risks associated with utilizing certain chemicals.

Generally  vote AGAINST  resolutions  requiring that a company  reformulate  its products within a certain timeframe,  unless such actions are required by law in specific markets.

                                      B-29

Arctic National Wildlife Refuge

Generally vote AGAINST  request for reports  outlining  potential  environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o    New  legislation is adopted  allowing  development and drilling in the
          ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o    The company has not  disclosed  an  environmental  risk report for its
          ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR  resolutions  requesting  that companies  report to shareholders on the risks and liabilities associated with CAFOs, unless:

     o    The company has publicly  disclosed  guidelines  for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent,  significant fines or litigation resulting from greenhouse gas emissions.  Generally vote FOR resolutions  requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     o    The company does not maintain operations in Kyoto signatory markets;
     o    The  company  already  evaluates  and  substantially   discloses  such
          information; or,
     o    Greenhouse  gas  emissions do not  significantly  impact the company's core businesses.

Political Contributions

Vote  CASE-BY-CASE  on  proposals  to  improve  the  disclosure  of a  company's
political   contributions   considering:   recent  significant   controversy  or
litigation  related to the company's  political  contributions  or  governmental affairs;  and the public  availability  of a policy on political  contributions.
Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive  compensation
to  social  factors,  such  as  corporate  downsizings,   customer  or  employee
satisfaction,  community involvement,  human rights,  environmental performance, predatory lending, and executive/employee pay disparities.

                                      B-30

Outsourcing/Off-shoring

Vote  CASE-BY-CASE  on  proposals  calling for  companies to report on the risks associated  with  outsourcing,  considering:  the risks  associated with certain international  markets;  the  utility  of such a  report  to  shareholders;  the existence  of a publicly  available  code of  corporate  conduct that applies to international operations.

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a  particular  country  and on  proposals  to  implement  certain  human  rights standards  at  company  facilities  or those of its  suppliers  and to commit to outside, independent monitoring.

10.  Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees,  following the same guidelines for uncontested  directors for public company  shareholder  meetings.
However, mutual fund boards do not usually have compensation  committees,  so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote  CASE-BY-CASE  on  shareholder  proposals to reimburse  proxy  solicitation expenses.  When supporting the  dissidents,  vote FOR the  reimbursement  of the proxy solicitation expenses.

                                      B-31

April 26, 2007

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

     Lord  Abbett has a Proxy  Committee  responsible  for  establishing  voting policies and for the oversight of its proxy voting process.  Lord Abbett's Proxy
Committee consists of the portfolio managers of each investment team and certain members of those  teams,  the Chief  Administrative  Officer for the  Investment
Department,  the Firm's Chief Investment  Officer and its General Counsel.  Once
policy is established,  it is the  responsibility of each investment team leader to assure that each proxy for that team's  portfolio is voted in a timely manner in  accordance  with  those  policies.  In each case  where an  investment  team declines  to follow a  recommendation  of a  company's  management,  a  detailed explanation  of the  reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained  Institutional  Shareholder Services ("ISS") to analyze  proxy  issues  and  recommend  voting on those  issues,  and to provide assistance in the  administration  of the proxy process,  including  maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee,  composed solely of independent  directors.
The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the  actions  of Lord  Abbett  in voting  securities  owned by the  Funds;  (ii)
evaluate the policies of Lord Abbett in voting securities;  (iii) meet with Lord
Abbett to review the policies in voting  securities,  the sources of information used in determining how to vote on particular  matters,  and the procedures used to  determine  the  votes in any  situation  where  there may be a  conflict  of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the  investment  portfolios  of our clients.  We are not part of a larger group of companies conducting diverse financial  operations.  We would therefore expect,  based on our past experience,  that the incidence of an actual conflict of interest  involving  Lord  Abbett's  proxy voting  process  would be limited.
Nevertheless,  if a potential conflict of interest were to arise,  involving one or more of the Lord Abbett  Funds,  where  practicable  we would  disclose  this potential  conflict to the  affected  Funds'  Proxy  Committees  and seek voting instructions  from those Committees in accordance with the procedures  described below under "Specific Procedures for Potential Conflict Situations".  If it were not practicable to seek instructions  from those  Committees,  Lord Abbett would simply  follow its proxy voting  policies or, if the  particular  issue were not covered by those policies,  we would follow a  recommendation  of ISS. If such a conflict arose with any other client,  Lord Abbett would simply follow its proxy voting policies or, if the particular  issue were not covered by those policies, we would follow the recommendation of ISS.

                                      B-32

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent  Board Member on Board (or Nominee for Election to
Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all  publicly  held  companies  where an
Independent  Board Member serves on the board of directors,  or has indicated to
Lord Abbett that he is a nominee for election to the board of directors (a "Fund
Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting  recommendation of
ISS,  then Lord Abbett shall bring that issue to the Fund's Proxy  Committee for instructions on how to vote that proxy issue.

     The  Independent  Directors  have decided that the Director on the board of the Fund Director  Company will not  participate in any discussion by the Fund's
Proxy  Committee  of any proxy  issue for that Fund  Director  Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly  held  companies  (or which are a  subsidiary  of a publicly  held firm)  that have a  significant  business relationship with Lord Abbett (a "Relationship  Firm"). A "significant  business relationship"  for this purpose means:  (a) a broker dealer firm which sells one percent or more of the Lord Abbett  Funds' total (i.e.,  gross) dollar amount of shares  sold for the last 12  months;  (b) a firm  which is a sponsor  firm with
respect  to  Lord  Abbett's   Separately   Managed  Account  business;   (c)  an
institutional  client which has an  investment  management  agreement  with Lord
Abbett;  (d) an  institutional  investor  having at least $5  million in Class Y shares of the Lord  Abbett  Funds;  and (e) a large plan  401(k)  client with at least $5 million under management with Lord Abbett.

     For each proxy  issue  involving a  Relationship  Firm,  Lord Abbett  shall notify the Fund's Proxy  Committee and shall seek voting  instructions  from the
Fund's Proxy Committee only in those  situations  where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors,  appointment of independent  auditors,  changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of  confidence on such matters is due the management of any company whose shares we are willing to hold.

                                      B-33

Election of Directors

     Lord  Abbett  will   generally   vote  in  accordance   with   management's
recommendations  on the  election  of  directors.  However,  votes  on  director nominees are made on a case-by- case basis.  Factors that are considered include current  composition  of the board and key- board  nominees,  long-term  company performance  relative to a market index,  and the  directors'  investment in the company. We also consider whether the Chairman of the board is also serving as C
EO, and whether a retired CEO sits on the board, as these  situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement,  but we will make our  determination  to vote in favor of or against  such a proposed requirement on a case-by-case basis.

     There  are some  actions  by  directors  that  may  result  in votes  being withheld. These actions include:

1)   Attending  less than 75% of board and  committee  meetings  without a valid excuse.
2)   Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
3)   Failing to act on takeover offers where a majority of shareholders tendered their shares.
4)   Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
5)   Failing to replace management as appropriate.

     We will  generally  vote in favor of proposals  requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present,  although  special  considerations  in individual cases may cause  us to vote  against  such a  proposal.  We also  will  generally  approve proposals to elect  directors  annually.  The ability to elect  directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  The basic premise of the staggered  election of  directors  is to  provide a  continuity  of  experience  on the board and to prevent  a  precipitous  change  in  the  composition  of  the  board.  Although shareholders  need some form of protection from hostile takeover  attempts,  and boards need tools and leverage in order to negotiate  effectively with potential acquirers,  a  classified  board  tips  the  balance  of power  too much  toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

     We usually vote with  management  regarding  employee  incentive  plans and changes  in such  plans,  but  these  issues  are  looked at very  closely  on a case-by-case  basis. We use ISS for guidance on appropriate  compensation ranges for various  industries  and company  sizes.  In  addition  to  considering  the individual  expertise of management and the value they bring to the company,  we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

                                      B-34

     We  scrutinize   very  closely  the  approval  of  repricing  or  replacing underwater stock options, taking into consideration the following:

1)   The stock's  volatility,  to ensure the stock price will not be back in the money over the near term.
2)   Management's rationale for why the repricing is necessary.
3)   The new exercise  price,  which must be set at a premium to market price to ensure proper employee motivation.
4)   Other factors, such as the number of participants,  term of option, and the value for value exchange.

     In large-cap  companies we would generally vote against plans that promoted short-term  performance  at the  expense of  longer-term  objectives.  Dilution, either actual or potential,  is, of course,  a major  consideration in reviewing all incentive  plans.  Team leaders in small- and mid-cap  companies  often view option plans and other employee  incentive plans as a critical component of such companies'  compensation  structure,  and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

     We  generally  oppose  cumulative  voting  proposals  on the ground  that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system,  any shareholder that desires anonymity may register the shares in the name of a bank,  a broker or some other  nominee.  A  confidential ballot may tend to preclude any  opportunity  for the board to communicate  with those who oppose management proposals.

     On  balance  we  believe  shareholder   proposals  regarding   confidential
balloting   should   generally   be  approved,   unless  in  a  specific   case,
countervailing arguments appear compelling.

Supermajority Voting

     Supermajority  provisions  violate the principle that a simple  majority of voting  shares  should be all that is  necessary  to effect  change  regarding a company and its corporate  governance  provisions.  Requiring more than this may permit management to entrench  themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

     Votes on mergers and  acquisitions  must be  considered  on a  case-by-case basis.  The voting  decision  should  depend on a number of factors,  including:
anticipated financial and

                                      B-35

operating  benefits,  the offer  price,  prospects  of the  combined  companies, changes in corporate  governance and their impact on shareholder  rights.  It is our  policy  to vote  against  management  proposals  to  require  supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder  proposals to lower  supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate  shareholder approval for acquisitions  involving the issuance of more than 10% of the company's  voting stock.  Restructuring  proposals  will also be evaluated on a case-by-case  basis  following the same  guidelines as those used for mergers.

     Among the more  important  issues that we support,  as long as they are not tied in with other measures that clearly entrench management, are:

1)   Anti-greenmail  provisions,  which  prohibit  management  from  buying back shares at above market prices from potential  suitors  without  shareholder approval.

2)   Fair Price Amendments,  to protect  shareholders from inequitable  two-tier stock acquisition offers.

3)   Shareholder Rights Plans (so-called "Poison Pills"),  usually "blank check"
     preferred and other classes of voting securities that can be issued without further  shareholder  approval.  However,  we look at these  proposals on a case-by-case  basis,  and we only approve  these  devices when  proposed by companies with strong,  effective managements to force corporate raiders to negotiate  with  management  and  assure a degree  of  stability  that will support good long-range corporate goals. We vote for shareholder  proposals asking that a company submit its poison pill for shareholder ratification.

4)   "Chewable Pill"  provisions,  are the preferred form of Shareholder  Rights
     Plan.  These  provisions allow the shareholders a secondary option when the
     Board  refuses to  withdraw a poison  pill  against a majority  shareholder vote. To strike a balance of power between  management and the shareholder, ideally "Chewable Pill" provisions should embody the following  attributes,
     allowing  sufficient   flexibility  to  maximize  shareholder  wealth  when
     employing a poison pill in negotiations:

     o    Redemption  Clause  allowing  the  board  to  rescind  a pill  after a potential acquirer has surpassed the ownership threshold.
     o    No dead-hand or no-hand pills.
     o    Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     o    Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly

                                      B-36

ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                      B-37

                        Pzena Investment Management, LLC
                              Amended and Restated
                      Proxy Voting Policies and Procedures
                             Effective July 1, 2003
                                       and
                Further amended March 15, 2004 and August 1, 2004

I.   Requirements Described

     A. Investment  Advisers Act Requirements.  Although the Investment Advisers
Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires  that,  if the adviser has the  obligation  to vote shares beneficially  owned by its  clients,  the adviser  vote in the best  interest of clients.  In addition,  Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures  reasonably  designed to ensure that the adviser votes proxies in the best  interest  of  clients,  to  disclose  to clients  information  about those policies and procedures,  to disclose to clients how they may obtain information on how the adviser  has voted their  proxies,  and to maintain  certain  records relating to proxy voting.

     B. United Kingdom Code of Conduct Considerations.  Certain offshore clients have  contractually  obligated  PIM to vote  proxies  and take  other  corporate actions consistent with the UK Combined Code of Practice.  This Combined Code is
the UK  equivalent of to the  Sarbanes-Oxley  Act. The Combined Code is mostly a prudential  guide  setting out the kinds of things  investment  firms  should be watching out for in their  portfolio  companies in order to ensure  shareholders derive value from their investments.  With respect to proxy voting, the Combined
Code  emphasizes  that  investment   advisers  have  a  responsibility  to  make
considered use of their votes. Best practice  recommendations under the Combined
Code for fulfilling this duty include  meetings  between the investment  adviser and senior  management  of  portfolio  companies,  and  monitoring  of portfolio companies' (1)  governance  arrangements  (particularly  those relating to board
composition,   structure,   accountability  and  independence),  (2)  management
compensation  arrangements,  (3) financial reporting; (4) internal controls, and
(5) approach to corporate social responsibility.

     C. ERISA  Considerations.  The  Department  of Labor has taken the position that an  investment  adviser  managing  pension  plan assets  generally  has the responsibility  to vote shares  held by the plan and  subject to the  investment adviser's  management,  unless this responsibility is specifically  allocated to some other  person  pursuant to the  governing  plan  documents.  The  following principles  apply to  voting  responsibilities  of an  investment  adviser  with respect to shares held on behalf of an ERISA pension plan:

     1.   Responsibility  for voting  should be clearly  delineated  between the adviser and the trustee or other plan  fiduciary  that  appointed  the adviser.

                                      B-38

     2.   An adviser with voting  authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3.   In voting, an investment  adviser must act prudently and solely in the
          interests  of  pension  plan   participants  and   beneficiaries.   An
          investment  adviser must consider  factors that would affect the value of the plan's  investments  and may not  subordinate  the interests of plan  participants and  beneficiaries  in their  retirement  income to unrelated objectives,  such as social considerations.  (However, other
          Department  of  Labor  pronouncements  in the  context  of  investment decisions  indicate that social  considerations  may be used in making investment  decisions  to select among  investments  of equal risk and return.)

     4.   No one can direct the investment manager's vote on a specific issue or on a specific  company  unless that  contingency  is  provided  for in writing and the person giving such  direction is a named  fiduciary of the plan.

     5.   The client must periodically  monitor the adviser's voting activities, and both the client's  monitoring  activities and the adviser's voting activities  (including the votes cast in each particular case) must be documented.

II.  Procedures

     A.   Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting  agent  service  offered  by  Institutional  Shareholder  Services,  Inc.
("ISS").  Under the written  agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately  managed account client  portfolios and the U.S.
companies in the Pzena Investment  Management  International-Pzena  Global Value
Service portfolio.  They also vote, record and generate a voting activity report for our clients and offer a social investment  research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol,  gambling). The provision of these  services  became  operational  as of November 15, 2001.  PIM retains  responsibility  for instructing ISS how to vote, and we still apply our own  guidelines  as set  forth  herein  when  voting.  If  PIM  does  not  issue instructions  for a particular  vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted  on),  and with  management  (when  there is no PIM  policy  covering  the vote).(1)

     PIM personnel  continue to be responsible  for entering all relevant client and  account  information  (e.g.,  changes in client  identities  and  portfolio holdings) in the Indata  system.  A direct link  download  has been  established between PIM and ISS providing data from the Indata  System.  ISS assists us with our  recordkeeping  functions,  as well as the  mechanics of voting.  As part of
ISS's  recordkeeping/administrative  function, they receive and review all proxy ballots and other  materials,  and generate  reports  regarding  proxy  activity during specified periods,  as requested by us. To the extent that the Procedures set  forth in the  Section  II are  carried  out by ISS,  PIM will  periodically monitor ISS to insure that the  Procedures  are being  followed and will conduct random  tests to verify that proper  records are being  created and  retained as provided in Section 4 below.

_________________________
(1)  This  default was phased in during  early 2002 in order to give ISS time to customize their system.  If we did not issue  instructions for a particular proxy during the phase-in period.  ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

                                      B-39

     B.   Compliance Procedures

     PIM's standard  Investment  Advisory Agreement provides that until notified by the client to the contrary,  PIM shall have the right to vote all proxies for securities held in that client's account.  In those instances where PIM does not have  proxy  voting  responsibility,  it shall  forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting  responsibility on behalf of a client, it follows the  procedures  set forth below.  The Director of Research is  responsible  for monitoring the PIM Analyst's  compliance with such  procedures when voting.  The
Director of Compliance is responsible  for monitoring  overall  compliance  with these procedures.

     C.   Voting Procedures

          1.   Determine Proxies to be Voted

          Based on the information  provided by PIM via the direct link download established  between PIM and ISS mentioned  above, ISS shall determine what proxy  votes are  outstanding  and what  issues  are to be voted on for all client  accounts.  Proxies  received by ISS will be matched  against  PIM's records to verify that each proxy has been  received.  If a discrepancy  is discovered,  ISS will use  reasonable  efforts  to  resolve  it,  including calling PIM and/or applicable  Custodians.  Pending votes will be forwarded first to the firm's Chief Compliance Officer who will perform the conflicts checks  described  in  Section  2 below.  Once  the  conflicts  checks  are completed,  the ballots and supporting  proxy materials will be returned to the  Proxy  Coordinator  who will  forward  them on to the  Analyst  who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the
     Company's  Annual Report,  the proxy analysis by ISS, a blank disclosure of personal  holdings form, and one or more vote record  forms.(2) The Analyst will then mark his/her  voting  decision on the Vote Record  Form,  initial this form to verify his/her voting instructions,  and return the red folder to the Proxy  Coordinator  who will then enter the vote into the  ISS/Proxy
     Monitor  System.  Any  notes or  other  materials  prepared  or used by the
     Analyst in making  his/her  voting  decision shall also be filed in the red folder.

          If an Analyst  desires to vote against  management  or contrary to the guidelines  set forth in this  proxy  voting  policy or the  written  proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief  Executive  Officer and/or Director of Research and the
     Chief Executive  Officer and/or Director of Research shall determine how to vote the  proxy  based on the  Analyst's  recommendation  and the long term economic  impact  such  vote  will  have on the  securities  held in client accounts.  If the Chief Executive Officer and/or Director of Research agree with the Analyst  recommendation  and  determines  that a contrary  vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such  documentation in the red folder and/or e-mailing such  documentation  to the Proxy  Coordinator  and  General  Counsel/Chief
     Compliance  Officer for filing.) When the Analyst has completed all voting, the Analyst  will return the red folder to the Proxy  Coordinator  who will enter the votes in the ISS system.  Votes may not be changed once submitted to ISS  unless  such  change  is  approved  in  writing  by both the  Chief
     Compliance Officer and the Director of Research.

___________________________
(2)  A separate ballot and vote record form may be included in the red folder if the company  soliciting  the proxy is included in the portfolio of a client who has designated  specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not  aggregate  ballots  before  sending  them to ISS. In such  event,  the
     Analyst  shall  evaluate  and vote such  ballot on an  individual  basis in accordance with the applicable voting guidelines.

                                      B-40

          2.   Identify   Conflicts  and  Vote  According  to  Special  Conflict
               Resolution Rules

          The  primary  consideration  is that  PIM act for the  benefit  of its clients and place its client's  interests  before the interests of the firm and  its  principals  and  employees.  The  following  provisions  identify potential  conflicts  of interest  that are  relevant to and most likely to arise with respect to PIM's  advisory  business  and its  clients,  and set forth how we will resolve those  conflicts.  In the event that the Research
     Analyst who is responsible  for the Company  soliciting a particular  proxy has knowledge of any facts or circumstances  which the Analyst believes are or may appear be a material  conflict,  the Analyst will advise PIM's Chief
     Compliance  Officer,  who will convene a meeting of the proxy  committee to determine  whether  a  conflict  exists  and how that  conflict  should  be resolved.

               a.   PIM has identified the following areas of potential concern:

                    o    Where PIM  manages  any  pension  or other  assets of a
                         publicly traded company,  and also holds that company's
                         or an  affiliated  company's  securities in one or more
                         client portfolios.

                    o    Where  PIM  manages  the  assets  of a  proponent  of a
                         shareholder proposal for a company whose securities are
                         in one or more client portfolios.

                    o    Where PIM has a client  relationship with an individual
                         who  is a  corporate  director,  or a  candidate  for a
                         corporate   directorship  of  a  public  company  whose
                         securities are in one or more client portfolios.

                    o    Where  a  PIM  officer,  director  or  employee,  or an
                         immediate   family   member   thereof  is  a  corporate
                         director,  or a candidate for a corporate  directorship
                         of a public company whose securities are in one or more
                         client  portfolios.  For purposes hereof,  an immediate
                         family  member  shall be a spouse,  child,  parent,  or
                         sibling.

               b. To address  the first  potential  conflict  identified  above,
          PIM's Chief Compliance  Officer will maintain a list of public company clients that will be updated regularly as new client relationships are established  with the firm. Upon receipt of each proxy to be voted for clients,  the Proxy  Coordinator  will give the ballot and  supporting proxy  materials to PIM's Chief  Compliance  Officer who will check to see if the company  soliciting the proxy is also on the public company client  list.  If the  company  soliciting  the vote is on our  public company  client list

                                      B-41

          and PIM still  manages  pension or other assets of that  company,  the
          Chief Compliance  Officer will note this in the red folder so that the
          Analyst  responsible  for  voting  the  proxy  will  vote the proxy in accordance  with the special  rules set forth in  Subsection f of this
          Section 2.

               c. To address the second  potential  conflict  identified  above,
          PIM's Chief Compliance  Officer (with the assistance of PIM's Director of Operations during the busy proxy  season--March  through June) will check the proxy  materials to see if the proponent of any  shareholder proposal is one of PIM's clients  (based on the client list  generated by our Portfolio  Management  System,  Indata).  If the proponent of a shareholder  proposal is a PIM client,  the Chief  Compliance  Officer will note this in the red folder so that the Analyst  responsible  for voting the proxy will vote the proxy in  accordance  with the  special rules set forth in Subsection f of this Section 2.

               d. To address  the third  potential  conflict  identified  above,
          PIM's Chief Compliance  Officer (with the assistance of PIM's Director of Operations during the busy proxy  season--March  through June) will check  the  proxy  materials  to  see if any  corporate  director,  or candidate  for a  corporate  directorship  of a public  company  whose securities  are in one  or  more  client  portfolios  is one of  PIM's individual  clients  (based  on  the  client  list  generated  by  our
          Portfolio  Management  System,  Indata).  For  purposes of this check, individual  clients shall include natural persons and  testamentary or other  living  trusts  bearing the name of the  grantor,  settlor,  or beneficiary  thereof.  If a  director  or  director  nominee  is a PIM client,  the Chief Compliance Officer will note this in the red folder so that the  Analyst  responsible  for  voting the proxy will vote the proxy in  accordance  with the special rules set forth in Subsection f of this Section 2.

               e. To address the fourth  potential  conflict  identified  above,
          PIM's Chief Compliance  Officer (with the assistance of PIM's Director of Operations during the busy proxy  season--March  through June) will check  the  proxy  materials  to  see if any  corporate  director,  or candidate  for a  corporate  directorship  of a public  company  whose securities  are in one or more  client  portfolios  is a PIM  officer, director or employee or an immediate  family member  thereof (based on the written  responses of PIM personnel to an annual  questionnaire in this  regard).  If a director  or director  nominee is a PIM  officer, director or employee or an immediate family member thereof,  the Chief
          Compliance  Officer  will  note  this in the red  folder  so that  the
          Analyst  responsible  for  voting  the  proxy  will  vote the proxy in accordance  with the special  rules set forth in  Subsection f of this
          Section 2.

               f. The  following  special  rules  shall apply when a conflict is noted in the red folder:

                    i. In all  cases  where PIM  manages  the  pension  or other assets  of  a  publicly  traded  company,  and  also  holds  that company's or an  affiliated  company's  securities in one or more client  portfolios,  PIM  will  have no  discretion  to vote  any portion of the proxy, but will defer to the  recommendation(s) of
               ISS in connection  therewith and will vote strictly  according to those recommendations.

                    ii. The identity of the proponent of a shareholder  proposal shall not be given any  substantive  weight  (either  positive or
               negative)  and  shall  not   otherwise   influence  an  Analyst's
               determination  whether a vote for or against a proposal is in the best interests of PIM's clients.

                                      B-42

                    iii. If PIM has proxy voting  authority  for a client who is the proponent of a shareholder  proposal and PIM determines  that it is in the best  interests  of its clients to vote against that proposal,  a designated  member of PIM's client service team will notify the  client-proponent  and give that  client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

                    iv. If the  proponent  of a  shareholder  proposal  is a PIM client whose assets under  management  with PIM constitute 30% or more  of  PIM's  total  assets  under  management,  and  PIM  has determined  that it is in the best  interests  of its  clients to vote for that  proposal,  PIM will disclose its intention to vote for such  proposal to each  additional  client who also holds the securities  of the company  soliciting  the vote on such proposal and for whom PIM has authority to vote proxies.  If a client does not object to the vote within 3 business days of delivery of such disclosure,  PIM  will be free to vote  such  client's  proxy  as stated in such disclosure.

                    v. In all cases  where PIM manages  assets of an  individual client and that client is a corporate director,  or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios,  PIM will have no discretion to
               vote  any   portion  of  the   proxy,   but  will  defer  to  the
               recommendation(s)  of ISS in  connection  therewith and will vote strictly according to those recommendations.

                    vi. In all cases where a PIM officer,  director or employee, or an immediate family member thereof is a corporate director, or a candidate  for a  corporate  directorship  of a public  company whose securities are in one or more client  portfolios,  PIM will have no  discretion  to vote any  portion of the proxy,  but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               Notwithstanding  any of the above  special rules to the contrary, in the extraordinary  event that it is determined by unanimous vote of the  Director  of  Research,  the  Chief  Executive  Officer,  and the
          Research   Analyst   covering  a  particular   company  that  the  ISS
          recommendation  on a  particular  proposal  to be voted is  materially adverse to the best interests of the clients,  then in that event, the following alternative conflict resolution procedures will be followed:

               A designated member of PIM's client service team will notify each client who holds the securities of the company  soliciting the vote on such  proposal  and for whom PIM has  authority to vote  proxies,  and disclose all of the facts  pertaining  to the vote  (including,  PIM's
          conflict   of   interest,   the   ISS   recommendation,    and   PIM's
          recommendation).  The  client  then will be asked to direct PIM how to vote on the  issue.  If a client  does not give any  direction  to PIM within 3 business  days of  delivery of such  disclosure,  PIM will be free to vote such  client's  proxy in the manner it deems to be in the best interest of the client.

               When PIM's conflicts resolution policies call for PIM to defer to
          ISS  recommendations,  PIM  will  make a  case-by-case  evaluation  of whether this deferral is consistent with its fiduciary  obligations by inquiring  about  and  asking  for  representations  from  ISS  on any potential  conflicts  it has or may have with  respect to the specific
          vote.   PIM   will  do  this   by   making   an   email   inquiry   to
          disclosure@isspolicy.com.  PIM will not do this,  however,  when  this

                                      B-43

          Proxy Policy  permits PIM to defer to ISS when PIM has to vote a proxy of company  shares  that PIM  accepted  as an  accommodation  to a new client as part of an  account  funding,  but then  liquidated  shortly thereafter because such securities were not in PIM's model.

               On an annual basis,  the Compliance  Department  also will review the  conflicts  policies  and Code of  Conduct  that ISS  posts on its website. This review will be conducted in February of each year before the start of proxy voting season.

          3.   Vote

          Each  proxy that comes to PIM to be voted  shall be  evaluated  on the basis  of what is in the best  interest  of the  clients.  We deem the best interests of the clients to be that which maximizes  shareholder  value and yields the best economic  results  (e.g.,  higher stock  prices,  long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance.  We also will use information gathered as a result of the in-depth research and on-going company  analyses  performed by our investment team in making buy, sell and hold decisions for our client  portfolios.  This process  includes periodic  meetings with senior management of portfolio  companies.  PIM may also consider information from other sources, including the management of a company  presenting a proposal,  shareholder  groups, and other independent proxy  research  services.  Where  applicable,  PIM also will  consider any specific guidelines designated in writing by a client.

          The Research  Analyst who is  responsible  for  following  the company votes  the  proxies  for  that  company.  If  such  Research  Analyst  also beneficially  owns  shares  of the  company  in  his/her  personal  trading accounts,  the Research  Analyst  must  complete a special  "Disclosure  of
     Personal Holdings Form" (blank copies of which will be included in each red folder),  and the  Director  of  Research  must  sign  off on the  Research
     Analyst's  votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator.  It is the responsibility  of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner,  officer,  director, or employee  of the firm  who has a  personal  or  financial  interest  in the outcome of the vote is hereby  prohibited  from attempting to influence the proxy  voting  decision  of PIM  personnel  responsible  for voting  client securities.

          Unless a  particular  proposal or the  particular  circumstances  of a company may otherwise  require (in the case of the conflicts  identified in
     Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

          a. Support  management  recommendations  for the election of directors and appointment of auditors (subject to i below).

          b. Give management the tools to motivate  employees through reasonable incentive  programs.  Within these general  parameters,  PIM generally will support  plans  under  which  50% or  more  of the  shares  awarded  to top executives are tied to performance  goals.  In addition,  the following are conditions  that  would  generally  cause us to vote  against a  management incentive arrangement:

                                      B-44

               i. With respect to incentive option arrangements:

                    o    The proposed plan is in excess of 10% of shares, or

                    o    The company has issued 3% or more of outstanding shares
                         in a single year in the recent past, or

                    o    The new plan  replaces  an  existing  plan  before  the
                         existing plan's termination date (i.e., they ran out of
                         authorization) and some other terms of the new plan are
                         likely to be adverse to the  maximization of investment
                         returns.

               For purposes hereof,  the methodology used to calculate the share threshold  in (i) above  shall be the (sum of A + B)  divided  by
               (the sum of A + B + C + D), where:

               A = the number of shares reserved under the new plan/amendment

               B = the number of shares available under continuing plans

               C = granted but unexercised shares under all plans

               D  =  shares  outstanding,  plus  convertible  debt,  convertible equity, and warrants

               ii.  With  respect  to  severance,   golden  parachute  or  other
          incentive compensation arrangements:

                    o    The proposed arrangement is excessive or not reasonable
                         in light of similar  arrangements  for other executives
                         in the  company  or in the  company's  industry  (based
                         solely on information  about those  arrangements  which
                         may be found in the company's public disclosures and in
                         ISS reports); or

                    o    The  proposed  parachute or  severance  arrangement  is
                         considerably    more    financially   or   economically
                         attractive than continued employment. Although PIM will
                         apply  a  case-by-case  analysis  of this  issue,  as a
                         general rule, a proposed severance arrangement which is
                         3 or more times  greater than the affected  executive's
                         then current compensation shall be voted against unless
                         such  arrangement  has been or will be  submitted  to a
                         vote of shareholders for ratification; or

                    o    The triggering mechanism in the proposed arrangement is
                         solely   within   the   recipient's    control   (e.g.,
                         resignation).

          c. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage  acquisition of the company soliciting the proxy.

          d. Vote against shareholder social issue proposals unless specifically required  in writing by a client to support a  particular  social  issue or principle.

                                      B-45

          e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

          f.  Oppose  classified  boards  and any other  proposals  designed  to eliminate or restrict shareholders' rights.

          g.  Oppose  proposals  requiring  super  majority  votes for  business combinations unless the particular proposal or the particular circumstances of the affected  company  suggest that such a proposal would be in the best interest of the shareholders.

          h. Oppose vague, overly broad, open-ended, or general "other business"
     proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

          i. Make sure management is complying with current  requirements of the
     NYSE,   NASDAQ  and   Sarbanes-Oxley   Act  of  2002  focusing  on  auditor
     independence and improved board and committee representation.  Within these general  parameters,  the  opinions  and  recommendations  of ISS  will  be thoroughly evaluated and the following guidelines will be considered:

          o    PIM generally will vote against  auditors and withhold votes from
               Audit Committee  members if Non-audit  ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

               In applying  the above fee  formula,  PIM will use the  following definitions:

               -    Audit  fees shall mean fees for  statutory  audits,  comfort letters,  attest services,  consents,  and review of filings with SEC

               -    Audit-related fees shall mean fees for employee benefit plan audits,  due diligence  related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

               -    Tax fees shall mean fees for tax  compliance  (tax  returns, claims  for  refunds  and  tax  payment  planning)  and  tax consultation  and planning  (assistance  with tax audits and appeals,  tax advice relating to M&A, employee benefit plans and  requests  for rulings or  technical  advice from taxing authorities)

          o    PIM will apply a CASE-BY-CASE  approach to shareholder  proposals asking  companies to prohibit  their  auditors  from  engaging in non-audit services (or capping the level of non-audit  services), taking into account whether the non-audit fees are excessive (per the formula  above) and whether  the  company  has  policies  and procedures  in place to limit  non-audit  services  or  otherwise prevent conflicts of interest.

          o    PIM generally will evaluate director nominees individually and as a group based on ISS opinions and  recommendations as well as our personal assessment of record and

                                      B-46

               reputation, business knowledge and background,  shareholder value mindedness,  accessibility,  corporate governance abilities, time commitment, attention and awareness, independence, and character.

          o    PIM generally  will withhold  votes from any insiders  flagged by
               ISS on audit, compensation or nominating committees, and from any insiders and affiliated  outsiders  flagged by ISS on boards that are not at least majority independent.

          o    PIM will evaluate and vote proposals to separate the Chairman and
               CEO positions in a company on a  case-by-case  basis based on ISS opinions and  recommendations as well as our personal  assessment of  the  strength  of  the  companies  governing  structure,  the independence  of the board and  compliance  with NYSE and  NASDAQ listing requirements.

          j. PIM generally will support  re-incorporation  proposals that are in the best interests of shareholders and shareholder value.

          k. PIM may abstain from voting a proxy if we conclude  that the effect of  abstention  on our  clients'  economic  interests  or the  value of the portfolio holding is indeterminable  or  insignificant.  In addition,  if a company  imposes a blackout  period for  purchases  and sales of securities after a particular  proxy is voted,  PIM generally will abstain from voting that proxy.

          It is  understood  that  PIM's and ISS's  ability to  commence  voting proxies for new or  transferred  accounts is dependent  upon the actions of custodian's and banks in updating their records and forwarding  proxies. As part of its new account  opening  process,  PIM will send written notice to the Custodians of all clients who have  authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither
     Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included  in  PIM's  standard  initial  bank  letter  pack.  If ISS has not received  any ballots for a new account  within 2 to 4 weeks of the account opening,  ISS will  follow-up  with the  Custodian.  If ISS  still  has not received  any ballots  for the  account  within 6 to 8 weeks of the account opening,  they will notify our Proxy Coordinator and Director of Operations and  Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

          Where a new client has funded its account by delivering in a portfolio of securities  for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily  holding the position  (because we were still executing or waiting for  settlement),  we will  vote  the  shares.  For  these  votes  only,  we will  defer to ISS's recommendations,  however,  since we will not have first hand  knowledge of the companies and cannot devote research time to them.

          Proxies for  securities on loan through  securities  lending  programs will generally not be voted.  Since PIM's clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

     4.   Return Proxies

                                      B-47

     The Director of  Operations  and  Administration  shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies  within the  applicable  time period  designated  for return of such votes.  For so long as ISS or a similar third party service provider is handling the  mechanics  of voting  client  shares,  the Chief  Compliance  Officer  will
periodically   verify  that  votes  are  being  sent  to  the  companies.   Such
verification will be accomplished by selecting random control numbers of proxies solicited  during a quarter  and  calling  ADP to check that they  received  and recorded the vote.

     5.   Changing a Vote

     Votes may not be  changed  once  submitted  to ISS  unless  such  change is approved in writing by both the Chief  Compliance  Officer  and the  Director of
Research.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions.
Corporate action notices received from our portfolio  accounting  system's Alert
System and/or from one or more  Custodians  shall be directed to our  Operations
Administrative Personnel who will check our records to see which client accounts hold the security for which the  corporate  action is pending.  If the corporate action is voluntary and thus requires an  affirmative  response,  such personnel will  confirm that we have  received a response  form for each  affected  client account before the response date. The Research Analyst covering the Company will then be  informed  of the action so that he/she can  determine  if the  accounts should participate and what response should be given. The Research Analyst shall consult with the firm's  Director of Research and applicable  Portfolio  Manager when making this  determination.  Once  determined,  the response  shall then be communicated back to the Custodians by our Operations  Administrative  Personnel
by fax. On our fax cover letter,  we will request a signed  confirmation  of our instructions  from the  custodian  and ask them to send  this  page  with  their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations  Administrative  Personnel also will  check the  Company's  website  for any  corporate  action  processing information  it may contain.  On the date the action  should be  processed,  the transactions  will be booked in our portfolio  management  system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website.  All faxes, notes and other written  materials  associated with the corporate  action will be kept together in a folder that will be filed with the red proxy files.

PIM shall not have any  responsibility  to initiate,  consider or participate in any bankruptcy,  class action or other litigation against or involving any issue of securities  held in or formerly held in a client account or to advise or take any  action on behalf of a client or  former  client  with  respect  to any such actions or  litigation.  PIM will  forward to all  affected  clients  and former clients any important class action or other litigation  information  received by
PIM. This will not include any mass mailing  requests to act as a lead plaintiff or other general  solicitations  for  information.  It will include any proof of claims forms, payment vouchers and other similar items.

                                      B-48

IV.  Client Disclosures

On July 15,  2003,  PIM sent all of its then  existing  clients  a copy of these policies and procedures as amended and restated  effective July 1, 2003, as well as a notice on how to  obtain  information  from PIM on how PIM has  voted  with respect to their  securities.  In addition,  PIM added a summary  description of these  policies  and  procedures  to  Schedule  F of Part II of PIM's  ADV,  and disclosed in that  document how clients may obtain  information  from PIM on how
PIM has voted with  respect to their  securities.  From and after July 15, 2003,
PIM will include a copy of these proxy voting policies and  procedures,  as they may be amended from time to time,  in each new account pack sent to  prospective clients.  It also will update its ADV  disclosures  regarding these policies and procedures  to reflect  any  material  additions  or other  changes to them,  as needed.  Such ADV  disclosures  will  include an  explanation  of how to request copies  of  these  policies  and  procedures  as well as any  other  disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will  provide  proxy voting  summary  reports to clients,  on request.  With respect to PIM's mutual fund clients,  PIM will provide proxy voting information in such form as needed for them to prepare  their Rule 30b1-4  Annual  Report on
Form N-PX.

V.   Recordkeeping

     A. PIM will  maintain a list of dedicated  proxy  contacts for its clients.
Each client will be asked to provide the name, email address,  telephone number, and post office  mailing  address of one or more persons who are  authorized  to receive,  give direction  under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to
ERISA plan  clients,  PIM shall  take all  reasonable  steps to ensure  that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

     B. PIM will  maintain  and/or  cause to be  maintained  by any proxy voting service  provider  engaged by PIM the  following  records.  Such records will be maintained for a minimum of five years.  Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

          i.   Copies of PIM's proxy  voting  policies and  procedures,  and any amendments thereto.

          ii.  Copies  of  the  proxy  materials  received  by  PIM  for  client securities.  These  may be in the  form  of  the  proxy  packages received from each Company and/or ISS, or downloaded  from EDGAR, or any combination thereof.

          iii. The vote cast for each proposal overall as well as by account.

          iv.  Records of any calls or other  contacts made  regarding  specific proxies and the voting thereof.

          v.   Records  of  any  reasons  for   deviations   from  broad  voting
               guidelines.

                                      B-49

          vi.  Copies of any document created by PIM that was material to making a decision on how to vote proxies or that  memorializes the basis of that decision.

          vii. A record of proxies that were not received, and what actions were taken to obtain them.

          viii. Copies of any written client requests for voting summary reports
               (including  reports to mutual fund clients for whom PIM has proxy voting  authority  containing  information  they need to  satisfy their  annual  reporting  obligations  under Rule  30b-1-4 and to complete  Form N-PX) and the  correspondence  and reports sent to the clients in response to such requests  (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.  Review of Policies

The proxy voting policies,  procedures and guidelines contained herein have been formulated by PIM's proxy committee.  This committee  consists of PIM's Director of Research,  Chief Compliance Officer,  and at least one Portfolio Manager (who represents the interests of all PIM's portfolio  managers and is responsible for obtaining and expressing  their opinions at committee  meetings).  The committee shall review these policies,  procedures and guidelines at least  annually,  and shall make such changes as they deem appropriate in light of then current trends and  developments  in  corporate  governance  and  related  issues,  as  well as operational issues facing the firm.

Finally  Adopted  and  Approved  by the Pzena  Investment  Management  Executive
Committee on June 26, 2003

March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

                                      B-50

                    Westfield Capital Management Company, LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Proxy Voting Policy
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Revised July 2007

                        Policy Statement and Introduction

Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts.  Many of Westfield Capital's ("WCM") investment management clients have  delegated  to WCM the  authority  to vote proxies for shares in the client accounts we manage.  WCM believes that the voting of proxies can be an important tool for investors to promote best  practices in corporate  governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities  held in managed  accounts is an investment responsibility having economic value.

This memorandum  sets forth WCM's policies for voting  proxies.  WCM has adopted and implemented  policies and procedures that we believe are reasonably designed to  ensure  that  proxies  are voted in the best  interest  of our  clients,  in accordance  with our  fiduciary  duties and Rule 206(4)-6  under the  Investment
Advisers Act of 1940 (the "Act").  Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to
SEC  requirements  governing  advisers,  our proxy voting  policies  reflect the long-standing  fiduciary standards and  responsibilities  for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R.  2509.94-2  (July 29, 1994).
Additionally,  in  accordance  with  Rule  204-2 of the Act,  WCM will  maintain records  of voting  of shares  for  which  WCM has  proxy  voting  authority  in accordance with its fiduciary obligations and applicable law.

Proxy Committee

WCM has a Proxy  Committee (the  "Committee")  composed of individuals  from the investment committee,  operations staff and compliance department.  The Board of
Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.   reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

2    considers special proxy issues as they may arise from time to time.

                                      B-51

As of the date of these  procedures,  the following members of WCM will serve on the Committee:

Karen A. DiGravio, Chief Financial Officer, Chief Compliance Officer
Caryl D. Marchi, Vice President & Director of Operations, Committee Chair
Hamlen Thompson, Senior Security Analyst
Zureen Khairuddin, Senior Operations Associate & Proxy Manager
Brandi McMahon, Senior Compliance Associate, Assistant Committee Chair
Ann Maloney, Books & Records Manager

                           Proxy Voting Administration

WCM's Proxy Manager, under supervision of the Proxy Committee, has the following duties:

1.   annually  review the Proxy Voting Policy and distribute it to the Committee for review and comment;

2.   oversee the work of any third party vendor hired to process proxy votes (at the time of these  procedures,  such third party  vendor is Glass,  Lewis &
     Co.);

3.   review  Glass  Lewis  research   recommendations  and  WCM's  proxy  policy
     guidelines  and assess third party research if proxy issue is not addressed in WCM policy;

4.   exercise  discretion to vote proxies within WCM guidelines and consults WCM
     Security  Analyst  for  those  proxies  where  WCM is  one  of  the  Top 20 shareholders holding the security to confirm voting recommendation;

5.   coordinate responses to investment professionals' questions on proxy issues and proxy policies,  including  forwarding  specialized proxy research from any third party vendor;

6.   monitor the ballot  reconciliation  conducted  by third party  vendor,  and disseminate the reconciliation of ballots and missed/unvoted  proxy reports to the Proxy Committee monthly,  utilizing the customized  reporting in the
     Glass, Lewis Viewpoint proxy platform;

7.   coordinate the Committee's review of any new or unusual proxy issues;

8.   confirm and approve votes on Glass, Lewis & Co. Viewpoint Proxy Platform;

9.   maintain  required  records of proxy votes on behalf of the appropriate WCM client accounts  including  maintaining  documents received or created that were material to the voting decision;

10.  manage proxy voting and  maintenance  of  appropriate  records using Glass,
     Lewis Viewpoint Proxy Platform;

11.  prepare and distribute reports requested by WCM clients;

12.  maintain  records of all  communications  received from clients  requesting information on proxy voting and responses thereto;

13.  notify  clients on how they can obtain  voting  records  and  policies  and procedures;

                                      B-52

14.  prepare a report, when necessary,  on recurring problems reported by Glass,
     Lewis and escalate such issues to the Committee.;

15.  sending  daily  holdings  to  Glass,  Lewis  ftp  site as  part  of  ballot reconciliation process;

16.  communicate  the  registration  of  any  new  accounts  with  proxy  voting authority,  custodian  changes or terminated  accounts to the Glass,  Lewis client service representative;

17.  report any  conflict of interest  as listed  later in this  document to the
     Proxy Committee and obtain a unanimous  approval from the committee,  if an override is necessary; and

18.  request and review the SAS 70 report  annually,  if  available  from Glass,
     Lewis & Co.;

Proxy Voting Guidelines

WCM maintains  written  voting  guidelines  ("Guidelines")  setting forth voting positions  determined by the  Committee on those issues  believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or  opposed  to a matter  or may deem the  matter an item to be  referred  to investment professionals on a case-by-case basis.

On a daily  basis,  the Proxy  Manager  reviews the proxy agenda  against  WCM's guidelines  and the  recommendation  from Glass  Lewis.  The Proxy  Manager will exercise  discretion to vote the proxies  within WCM proxy policy  guidelines as recommended in the Glass,  Lewis  Viewpoint  Proxy  Platform  against the Glass,
Lewis recommendation.  Any contentious issues, ie. conflicting  recommendations, special meeting agenda,  contested meeting, etc will be referred to the Security
Analyst and Director of Operations. If WCM is among the Top 20 shareholders, the
Proxy Manager will confirm the recommended  votes with the Security  Analyst and the Director of Operations in the approval  process.  The Director of Operations will provide oversight to the Proxy Manager on ballot recommendations.

A copy of the  Guidelines is attached to this  memorandum as Exhibit A. WCM will vote all proxies in  accordance  with the  Guidelines  subject to  exceptions as follows:

1.   If the investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the  clients'  best  interests,  they may request the Proxy  Manager not to follow the  Guidelines  in such case.  The  request  must be in writing and include an  explanation  of the  rationale  for doing so. The Proxy Manager will review any such request with the Committee  and will maintain  records of each item.

2.   For  clients  with plan assets  subject to ERISA,  under rules of the U. S.
     Department of Labor ("DOL") WCM may accept  instructions to vote proxies in accordance with AFL-CIO proxy voting  guidelines,  in lieu of WCM's regular
     Guidelines.  WCM may  accept  instructions  to vote  proxies  under  client
     specific   guidelines  subject  to  review  and  acceptance  by  the  Proxy
     Committee.

3.   For  clients  who  support  social  responsible   issues,  WCM  may  accept
     instructions  to vote proxies in accordance  with WCM policy,  coupled with
     Glass Lewis' Social  Responsible  guidelines,  when specific SRI issues are not covered.

4.   The Proxy  Manager will  exercise  discretion  to vote  proxies  within the guidelines  established  by the  Committee.  The Proxy Manager will consult with the Analyst  and  Committee  in  determining

                                      B-53

     how to vote proxies for issues not specifically covered by the proxy voting guidelines  adopted  by the  Committee  or in  situations  where  the Proxy
     Manager or members of the Committee determine that consultation is prudent.

5.   Information  on WCM's proxy voting  decision may only be distributed to the company.  No such  information may be divulged to other parties,  including solicitors working with the company,  unless written  notification from the company instructs such release of information.

6.   The Proxy Manager will ensure that all ballots will be voted  provided that they are received on the vote deadline  date.  All unvoted  ballots will be noted in the ballot records,  indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

7.   In light of the potential  conflict of interest arising from a WCM employee holding a  directorship  with  Metabolix,  Inc.,  the Proxy  Committee  has resolved that Metabolix,  Inc. proxies will be voted strictly in accordance with Glass,  Lewis'  recommendations and that WCM not retain any discretion over such proxies.

                             Proxy Voting Referrals

Under  the  Guidelines,  certain  proxy  matters  will  be  referred  to the WCM analysts.  Normally  specific  referral  items will be referred to the portfolio manager or analyst.  The Proxy Manager will e-mail the appropriate  analyst with the referral request.

     The analyst who has been requested to provide a  recommendation  on a proxy referral item will respond electronically with a decision and rationale.  If the decision is against WCM's  policy,  the Proxy Manager will confer with the Proxy
Committee on the analyst's  recommendation.  ]The  Director of  Operations  will review the decision and concur with the decision. Upon receiving both decisions, the Proxy Manager will cast the vote for the proxy referral.  Proxy Manager will then communicate such referral to the Proxy Committee.

                              Conflicts of Interest

A  potential  conflict of  interest  may arise when voting  proxies of an issuer which has a significant  business  relationship with WCM. For example, WCM could manage a defined  benefit or defined  contribution  pension plan for the issuer.
WCM's policy is to vote proxies  based  solely on the  investment  merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1.   A portion of the Committee is composed of professionals from the Investment
     Committee.   Furthermore,   proxy   administration  is  in  the  Operations
     Department.  The  Investment  Committee  and  Operations  Department do not
     report to WCM's Marketing Department.

2.   Investment  professionals responding to referral requests must disclose any
     contacts  with  third   parties  other  than  normal   contact  with  proxy
     solicitation firms.

3.   The Proxy  Manager  will  review  the name of the issuer of each proxy that contains  a  referral  item  against a list of WCM  business  relationships
     provided  by  the  Finance   Department  for  potential  material  business
     relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of

                                      B-54

     WCM  business  relationships,  the WCM Proxy  Manager  will confer with the
     Committee  prior to voting,  if the Proxy  Committee  is  approving  a vote against the Proxy Voting policy.

4.   WCM's  Proxy  Voting  Guidelines  may only be  overridden  with the written approval of the Proxy Committee.

                                  Recordkeeping

The Proxy Manager,  in conjunction with the Director of Operations,  will retain copies of the following books and records. Original Policies and Procedures will be kept with the Proxy Manager and maintained in the WCM Compliance  Manual.  In addition to utilizing  the Glass,  Lewis  Viewpoint  Proxy  Platform,  the Proxy
Manager will retain the following records:

1.   a copy of Proxy  Procedures  and  Guidelines  as they may be in effect from time to time;

2.   a copy of each proxy  statement  received  with  respect to  securities  in client accounts;

3.   records of each vote cast for each client;

4.   a reconciliation of Westfield holdings vs. ballots received;

5.   monthly ballot  reconciliation  report obtained from Glass, Lewis Viewpoint
     Proxy Platform;

6.   monthly  missed/unvoted  ballot  report  obtained  from  the  Glass,  Lewis
     Viewpoint proxy voting platform;

7.   internal  documents  generated in connection  with a proxy  referral to the
     Investment Committee such as emails, memoranda etc, saved electronically.

8.   written  reports to clients on proxy voting and of all client  requests for information and WCM's response, saved electronically.

In accordance with Rule 204-2 of the Investment  Advisers Act of 1940, all proxy voting  records will be  maintained  for five years.  In the event a third party vendor is retained for proxy voting  services,  Westfield  will (1) require such vendor to provide  copies of all voting records  promptly upon request;  and (2)
require such vendor to maintain the records noted in (2) and (3) above.

                                      B-55

Exhibit A

                    Westfield Capital Management Company, LLC
                             Proxy Voting Guidelines

                                       For

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio  securities will be voted on  proposals  dealing  with a  particular  issue.  These  Guidelines  have been established for the specific purpose of promoting the economic  interests of our clients. In addition to our Proxy Voting Guidelines,  WCM will also the research and recommendation from our vendor, Glass, Lewis & Co for guidance; particularly for issues not  covered in our Proxy  Policy,  as well as on issues  specific to
Taft-Hartley  and  Social  Responsiblity.  If the  stock is not in our  research universe,  WCM will  default  to Glass,  Lewis & Co.  policy,  our  third  party research vendor.

The  following  Guidelines  are  grouped  according  to the  types of  proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's  board of directors.  Part II deals with proposals submitted by shareholders for inclusion in proxy statements.  Part III addresses unique considerations pertaining to non-US issuers.

I.   Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.   Matters Relating to the Board of Directors

The board of directors has the important  role of overseeing  management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for  board-approved  proposals on other matters  relating to the board of  directors  (provided  that such  nominees and other matters have been approved by an independent nominating committee), except as follows:

>>   WCM will withhold votes for any nominee for director if

     o    The board does not have a two-third majority of independent directors.
          In the event that more than one third of the members are affiliated or inside  directors,  we will  withhold  votes  from some of the  inside and/or  affiliated  directors  in  order  to  satisfy  the  two-thirds threshold that is deemed appropriate.  However, the two third majority does not apply when a single  individual  or entity owns more than 50%
          of the voting shares ("Controlled  Companies") as the interests of the
          majority  of  shareholders   are  the  interests  of  that  entity  or
          individual; or

     o    The board does not have nominating,  audit and compensation committees composed solely of independent directors; or

                                      B-56

>>   WCM will withhold votes for any nominee for the:

     o    audit  committee  who sits on more than  three  public  company  audit committees; or

     o    compensation   committee  if  performance   goals  were  changed  when
          employees   failed  or  were  unlikely  to  meet  original   goals  or
          performance-based  compensation  was  paid  despite  goals  not  being attained; or

     o    compensation  committee who is currently up for election and served at the time of poor pay-for-performance.

>>   WCM will withhold votes for the audit  committee  chair if the  chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

For these  purposes,  an  "independent  director"  is a  director  who meets all requirements  to serve as an  independent  director of a company  under the NYSE
(Article 4 Section 2 of the NYSE  Commission)  and NASDAQ rule No. 4200 and 4300
(i.e., no material business relationships with the company, no present or recent employment  relationship  with the company  (including  employment  of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards,  WCM
may  refer  board   proposed   items  which  would  normally  be  supported  for
case-by-case review.

>>   WCM will vote on a case-by-case basis in contested elections of directors.

>>   WCM will  withhold  votes for any nominee for director who is considered an independent director by the company and who has received  compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

>>   WCM will withhold  votes for any nominee for director who attends less than
     75% of board and committee  meetings without valid reasons for the absences
     (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed  directors.  In some cases,  directors may serve on too many boards to make a meaningful contribution.

>>   WCM will  withhold  votes for an  executive  officer of any public  company while serving more than four public  company  boards and any other director who serves on more than a total of six public company boards.

>>   WCM will  withhold  votes for any nominee for director of a public  company
     (Company A) who is employed as a senior executive of another public company
     (Company  B) if a  director  of Company B serves as a senior  executive  of
     Company A (commonly referred to as an "interlocking directorate").

Board independence  depends not only on its members'  individual  relationships, but also the board's overall attitude toward management.  Independent boards are committed to good corporate  governance  practices  and, by providing  objective independent judgment, enhance shareholder value.

                                      B-57

>>   WCM may withhold votes on a  case-by-case  basis from some or all directors that,  through  their lack of  independence,  have  failed to observe  good corporate  governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

>>   WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price  before the  release of  positive  news i.e.
     spring   loading  or   following   the  release  of   negative   news  i.e.
     bullet-dodging.  This raises a concern similar to that of insider  trading, or trading on material non-public information.

>>   WCM may withhold  votes on a  case-by-case  basis for some or all directors that through their directorship causes an identifiable conflict of interest

>>   WCM will  withhold  votes for the  chair of the  nominating  or  governance committee when the board is less than two-thirds independent,  the chairman is not  independent and an independent  lead or presiding  director has not been appointed  unless company  performance has been in the top quartile of the company's peers

>>   WCM will  vote  against  proposals  to  classify  a board,  absent  special circumstances  indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate  officer and the chairman of
the  board  is  typically  a  better   governance   structure  than  a  combined
executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

>>   WCM will vote for the separation between the roles of chairman of the board and CEO,  with the  exception of smaller  companies  with limited  group of leaders.  It may be appropriate for these positions to be combined for some period of time.

B.   Compensation Plans

WCM will vote on a case-by-case  basis on board-approved  proposals  relating to compensation, except as follows:

>>   Stock Incentive/Option Plans

     o    WCM will vote for performance based options requirements; and

     o    WCM will vote for  equity  based  compensation  plans if our  research indicates  that the proposed  plan is not  excessive  from the average plan for the peer group on a range of criteria,  including dilution to shareholders  and the projected  annual cost relative to the company's financial performance; and

     o    WCM will vote  against  if plan  permits  replacing  or  repricing  of underwater  options  (and  against  any  proposal  to  authorize  such replacement or repricing of underwater options); and

     o    WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly  higher  dilution  rate  may  be in  the  best  interests  of shareholders; and

                                      B-58

     o    WCM will vote  against  if the stock  incentive/option  plans  permits issuance of options with an exercise  price below the stock's  current market price; and

     o    WCM will  vote for  stock  options  if the  stock  options  are  fully expensed; and

     o    WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors  provided that financial  cost to the company  does not  threaten to  compromise  the objectivity

>>   Except  where WCM is  otherwise  withholding  votes for the entire board of directors,  WCM will vote on a  case-by-case  basis on the  employee  stock purchase plans that have the following features:

     o    the shares  purchased under the plan are acquired for no less than 85%
          of their market value; and

     o    the offering period under the plan is 27 months or less; and

     o    dilution is 10% or less.

>>   WCM will vote for all deferred compensation plans

>>   WCM will vote for all bonus plans recommended by the company's management

WCM may vote against  compensation plan proposals on a case-by-case  basis where compensation is excessive by reasonable corporate standards,  or where a company fails to provide transparent  disclosure of the compensation plan proposals.  In voting on proposals  relating to compensation plan proposals,  WCM will consider whether the proposal has been approved by an independent  compensation committee of the board.

C.   Capitalization

WCM will vote on a  case-by-case  basis on  board-approved  proposals  involving changes to a company's capitalization.

>>   WCM will vote for  proposals  relating to the  authorization  of additional common  stock if the  justification  for the increase and the amount of the increase is reasonable.

>>   WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

>>   WCM will vote for proposals authorizing share repurchase programs.

D.   Acquisitions,   Mergers,   Reincorporations,   Reorganizations   and  Other
     Transactions

WCM  will  vote  on a  case-by-case  basis  on  business  transactions  such  as acquisitions,  mergers,  and  reorganizations  involving business  combinations, liquidations and sale of all or substantially all of a company's assets,  except as follows:

                                      B-59

>>   WCM  will  vote  for  mergers  and   reorganizations   involving   business
     combinations designed solely to reincorporate a company in Delaware.

E.   Anti-Takeover Measures

WCM will vote against  board-approved  proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions,  issuance of blank check  preferred  stock and the creation of a separate class of stock with disparate voting rights, except as follows:

>>   WCM will vote on a  case-by-case  basis on  proposals  to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

>>   WCM will vote for proposals to adopt fair price provisions.

F.   Auditors

WCM  will  vote  for  board  approval   proposal   regarding  the  selection  or
ratification of an auditor except as follows:

>>   WCM will vote on a  case-by-case  basis  when the  company  has  aggressive accounting policies; or

>>   WCM will vote  against  when there have been  restatements  or late filings where the auditors bear some responsibility for the restatements; or

>>   WCM will vote on a case-by-case basis on any issues that may compromise the independence and integrity of the auditors.

G.   Other Business Matters

WCM will vote for  board-approved  proposals  approving routine business matters such as changing the company's  name,  and  procedural  matters  relating to the shareholder meeting, except as follows:

>>   WCM will vote on a  case-by-case  basis on  proposals  to amend a company's charter or bylaws  (except for charter  amendments  necessary  or to effect stock splits to change a company's name or to authorize  additional  shares of common stock).

>>   WCM  will  vote  against  authorization  to  transact  other  unidentified, substantive business at the meeting.

>>   WCM will vote  against  proposals to adjourn a meeting to obtain more votes unless the  adjournment is intended to secure more votes in a proposal that is in accordance to WCM's vote.

II.  Shareholder Proposals

                                      B-60

WCM will vote on a case-by-case  basis on all shareholder  proposals,  except as follows:

>>   WCM will vote for  shareholder  proposals  to  declassify  a board,  absent special  circumstances which would indicate that shareholder  interests are better served by a classified board structure.

>>   WCM will vote for shareholder  proposals to require shareholder approval of shareholder rights plans.

>>   WCM will vote for shareholder  proposals to restore  cumulative voting if a board is controlled  mainly by insiders or  affiliates  where the company's ownership  structure  includes  one or more very  large  shareholders  that typically control a majority-voting block of the company's stock.

>>   WCM will vote for shareholder  proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

>>   WCM will vote for  shareholder  proposals  that are  consistent  with WCM's proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S.  issuers will vary significantly from US law and from  jurisdiction  to  jurisdiction.  Accordingly it may not be possible or even  advisable  to apply these  guidelines  mechanically  to non-US issuers.  However, WCM believes that shareholders of all companies are protected by the  existence of a sound  corporate  governance  and  disclosure  framework.
Accordingly,  WCM will vote  proxies of non US issuers  in  accordance  with the foregoing Guidelines where applicable, except as follows:

>>   WCM will vote for  shareholder  proposals  calling  for a  majority  of the directors to be independent of management.

>>   WCM  will  vote  for   shareholder   proposals   seeking  to  increase  the
     independence of board nominating, audit and compensation committees.

>>   WCM will vote for shareholder proposals that implement corporate governance standards  similar  to those  established  under U.S.  federal  law and the listing  requirements  of U.S. stock  exchanges,  and that do not otherwise
     violate  the  laws  of  the   jurisdiction   under  which  the  company  is
     incorporated.

>>   WCM will  vote on  case-by-case  basis  on  proposals  relating  to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's  outstanding  common stock where shareholders have preemptive rights.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

Share  blocking.  Shares must be frozen for certain  periods of time to vote via proxy.

                                      B-61

Share re-registration. Shares must be re-registered out of the name of the local custodian  or nominee  into the name of the client for the  meeting  and, in may cases, then reregistered back. Shares are normally blocked in this period.

Powers of Attorney.  Detailed  documentation  from a client must be given to the local  sub-custodian.  In many  cases  WCM is not  authorized  to  deliver  this information or sign the relevant documents.

WCM's  policy  is to  weigh  the  benefits  to  clients  from  voting  in  these
jurisdictions   against  the   detriments  of  doing  so.  For  example,   in  a
share-blocking  jurisdiction,  it will normally not be in a client's interest to freeze shares simply to participate in a  non-contested  routine  meeting.  More specifically,  WCM will  normally  not vote  shares  in  non-U.S.  jurisdictions imposing  burdensome proxy voting requirements except in significant votes (such as contested  elections  and major  corporate  transactions)  where  directed by portfolio managers.

                                      B-62

Exhibit B

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.   Company name:____________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): ____________________________________________

4.   Description of WCM's Business  Relationship  with Issuer of Proxy which may give rise to a conflict of interest:
     ____________________________________________________________________

5.   Describe procedures used to address any conflict of interest:

     Where a proxy proposal raises a material  conflict  between WCM's interests and a client's interest, WCM will:

     1.   Vote in  Accordance  with the  Guidelines.  To the extent that WCM has little or no discretion to deviate from the Guidelines with respect to the  proposal  in  question,  WCM shall vote in  accordance  with such pre-determined voting policy.

     2.   Obtain  Consent of Clients.  To the extent that WCM has  discretion to deviate from the Guidelines  with respect to the proposal in question,
          WCM will  disclose  the  conflict to the  relevant  clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include  sufficient detail regarding the matter to be voted on and the nature of the  Adviser's  conflict  that the client would be able to make an informed  decision  regarding  the vote.  If a client  does not  respond  to such a  conflict  disclosure request  or denies  the  request,  WCM will  abstain  from  voting the securities held by that client's account.

     3.   Client Directive to Use an Independent Third Party.  Alternatively,  a
          client may, in writing,  specifically  direct WCM to forward all proxy matters in which WCM has a conflict of interest regarding the client's securities  to an  identified  independent  third party for review and recommendation.  Where such independent third party's  recommendations are  received  on a timely  basis,  WCM will vote all such  proxies in accordance  with  such  third  party's  recommendation.  If the  third party's recommendations are not timely received, WCM will abstain from voting the securities held by that client's account.

                                      B-63

     WCM will review the proxy proposal for conflicts of interest as part of the overall  vote  review  process.  All  material  conflicts  of  interest  so identified by WCM will be addressed as described above in this section

6.   Describe  any  contacts  from  parties  outside  WCM  (other  than  routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

--------------------------------------------------------------------------------

     CERTIFICATION

     The  undersigned  employee  of  WCM  certifies  that,  to the  best  of her knowledge,  any recommendation of an investment professional provided under circumstances  where a conflict of  interest  exists was made solely on the investment merits and without regard to any other consideration.

     _______________________________
     Name:        Zureen Khairuddin
     Title:       Proxy Manager

                                      B-64

                         Mazama Capital Management, Inc.

Proxy Voting
Policy

Mazama  Capital  Management,  Inc.  ("Mazama"),  as a matter of policy  and as a fiduciary to our clients,  has  responsibility  for voting proxies for portfolio securities  consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling,  research,  voting and reporting of proxy voting and makes appropriate disclosures about our firm's
proxy   policies  and   practices.   Our  policy  and   practice   includes  the
responsibility to monitor corporate actions, receive and vote client proxies and disclose  any  potential  conflicts  of interest  as well as making  information available to clients about the voting of proxies for their portfolio  securities and maintaining relevant and required records.

Background

Proxy voting is an  important  right of  shareholders  and  reasonable  care and diligence  must be undertaken to ensure that such rights are properly and timely exercised.  Investment  advisers  registered  with the SEC,  and which  exercise voting  authority  with  respect  to client  securities,  are  required  by Rule
206(4)-6 of the Advisers  Act to (a) adopt and  implement  written  policies and procedures  that are  reasonably  designed to ensure that client  securities are voted in the best  interests  of  clients,  which  must  include  how an adviser addresses material  conflicts that may arise between an adviser's  interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c)
to describe to clients a summary of its proxy  voting  policies  and  procedures and,  upon  request,  furnish a copy to its clients;  and (d)  maintain  certain records relating to the adviser's proxy voting  activities when the adviser does have proxy voting authority.

     Guiding Principles

     Proxy voting procedures must adhere to the following broad principles:

     1.   Voting  rights have  economic  value and must be treated  accordingly.
          This means the fiduciary  (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.

     2.   Fiduciaries must maintain  documented voting policies or guidelines to govern proxy voting decisions.

     3.   Fiduciaries should keep records of proxy voting.

     Proxy Administration

     The  Chief  Compliance  Officer  ("CCO")  has  the  responsibility  for the implementation  and  monitoring  of our  proxy  voting  policy,  practices, disclosures,  and recordkeeping,  including outlining our voting guidelines in our procedures.  The Director of Research is responsible for determining our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process.

                                      B-65

     Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as  investment  manager,  unless proxy voting responsibility has been retained by the client. Generally,  routine proxies will be voted with management as indicated on the proxy.

     Mazama has retained  Glass Lewis ("GL"),  an expert in the proxy voting and corporate  governance  area, to provide proxy advisory and voting services.
     These   services   include   in-depth   research,   analysis,   and  voting
     recommendations  as  well  as  vote  execution,   reporting,  auditing  and
     consulting  assistance for the handling of proxy voting  responsibility and corporate governance-related efforts. GL provides administrative assistance to the proxy voting  process by  electronically  executing  the votes while allowing Mazama to retain voting authority.

     Voting Policies

     All proxy materials received on behalf of clients are forwarded to GL.

     1.   Absent material conflicts, the Director of Research will determine how
          Mazama  should vote the proxy in  accordance  with  applicable  voting guidelines.

     2.   Proxy ballots for  securities  no longer held in client  accounts will not be voted.

     Mazama generally votes in favor of routine issues.  Such issues may include but are not limited to:

     1.   Elect directors

     2.   Appoint auditors

     3.   Eliminate preemptive rights

     4.   Increase authorized shares issued

     With regard to non-routine issues,  Mazama considers many things including, but not limited to:

     1.   Management's recommendation;

     2.   The recommendation of GL; and

     3.   Mazama's assessment as to what is best for shareholders

     With regard to issues which are often included in proxies,  Mazama believes as follows:

Executive Compensation

Mazama's goal is to assure that a company's  equity-based  compensation  plan is aligned with shareholders' long-term interests.  While we evaluate most plans on a  case-by-case  basis,  Mazama  generally  opposes  compensation  packages that provide  what we view as  excessive

                                      B-66

awards to a few senior  executives or that contain  excessively  dilutive  stock option  plans.  We  generally  oppose  plans that give a company  the ability to re-price options.

Anti-takeover and Corporate Governance Issues

Mazama generally opposes anti-takeover  measures and other proposals designed to limit the  ability  of  shareholders  to act on  possible  transactions.  Mazama strongly  favors having only  independent  board  members in all  sub-committees
(compensation,  nominating,  audit,  etc.) and may vote  against  certain  board members  if they  are  affiliated  with the  company  and  also  members  of the sub-committees.  When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

Mazama generally votes with a company's  management on social issues unless they have substantial economic implications for the company's business and operations and have not been adequately addressed by management.

Procedure

Mazama has adopted  procedures  to  implement  the firm's  policy and reviews to monitor  and ensure the firm's  policy is  observed,  implemented  properly  and amended or updated, as appropriate, which include the following:

     Voting Procedures

     1.   All employees will forward any proxy  materials  received on behalf of clients to the Director of Research;

     2.   The Director of Research will determine which client accounts hold the security to which the proxy relates;

     3.   Absent material conflicts, the Director of Research will determine how
          Mazama  should vote the proxy in  accordance  with  applicable  voting guidelines,  complete  the  proxy,  and vote the proxy in a timely and appropriate manner.

     Disclosure

     1.   Mazama will provide  conspicuously  displayed  information  in its ADV
          Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information  regarding how Mazama voted a client's proxies, and that clients may request a copy of these policies and procedures.

     2.   The CCO will also send a copy of this summary to all existing  clients who have previously  received Mazama's ADV Part II; or the CO may send each client the amended ADV Part II. Either  mailing  shall  highlight the inclusion of information regarding proxy voting.

                                      B-67

     Client Requests for Information

     1.   All client requests for information regarding proxy votes, or policies and  procedures,  received by any employee  should be forwarded to the
          CO.

     2.   In response to any request the CCO will prepare a written  response to the client with the  information  requested,  and as  applicable  will include  the name of the issuer,  the  proposal  voted  upon,  and how
          Mazama voted the client's  proxy with respect to each  proposal  about which client inquired.

     Conflicts of Interest

     1.   Mazama will identify any conflicts that exist between the interests of the adviser and the client by  reviewing  the  relationship  of Mazama with the issuer of each  security to determine if Mazama or any of its employees has any financial,  business or personal  relationship  with the issuer.

     2.   If a material  conflict of interest exists,  Director of Research will determine  whether it is  appropriate  to disclose the conflict to the affected  clients,  to give the  clients  an  opportunity  to vote the proxies  themselves,  or to address  the voting  issue  through  other objective  means  such  as  voting  in  a  manner  consistent  with  a predetermined  voting policy or receiving an  independent  third party voting recommendation.

     3.   Mazama will maintain a record of the voting resolution of any conflict of interest.

     Recordkeeping

     The CCO shall retain the following  proxy  records in  accordance  with the
     SEC's five-year retention requirement.

     1.   These policies and procedures and any amendments;

     2.   A record of each vote that Mazama casts;

     3.   Any document Mazama created that was material to making a decision how to vote proxies;

     4.   A copy of each written  request from a client for  information  on how
          Mazama  voted  such  client's  proxies,  and a  copy  of  any  written response.

                                      B-68

                           AQR Capital Management, LLC

PROXY POLICY

A.   General

Investment  Advisers Act of 1940 Rule 206(4)-6  imposes a number of requirements on  investment  advisers that have voting  authority  with respect to securities held in their clients'  accounts.  The SEC states that the duty of care requires an adviser with proxy voting authority to monitor  corporate actions and to vote the  proxies.  To satisfy  its duty of loyalty,  an adviser  must cast the proxy votes in a manner  consistent  with the best interests of its clients,  and must never put the adviser's own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes  proxies  in the  best  interest  of  clients  over  whom  AQR has  voting authority;  and  describes  how AQR  addresses  material  conflicts  between its interests and those of its clients with respect to proxy voting.

B.   Proxy Guidelines

Generally,  AQR will  vote  based  upon  the  recommendations  of  Institutional
Shareholder  Services ("ISS"), an unaffiliated third party corporate  governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations,  recordkeeping and vote disclosure services. Although ISS'
analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision.  As a matter of policy, the employees,  officers, or principals  of AQR will not be influenced  by outside  sources  whose  interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR's CCO the following must be adhered to:

1.   AQR shall not  engage in  conduct  that  involves  an  attempt to change or influence the control of a public company. In addition,  All communications regarding  proxy issues or  corporate  actions  between  companies or their agents,  or with  fellow  shareholders  shall  be for the sole  purpose  of
     expressing  and  discussing  AQR's  concerns  for  its  advisory   clients'
     interests and not for an attempt to influence or control management.

2.   AQR will not announce its voting intentions and the reasons therefore.

3.   AQR shall not  participate in a proxy  solicitation or otherwise seek proxy voting authority from any other public company shareholder.

4.   AQR has the  responsibility  to process  proxies and maintain proxy records pursuant  to SEC rules and  regulations.  Therefore,  AQR will  attempt  to process  every vote it  receives  for all  domestic  and  foreign  proxies.
     However,  there may be  situations  in which AQR cannot vote  proxies.  For example:

                                      B-69

     o    If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.
     o    AQR may not be given enough time to process the vote. For example, ISS through no fault of its own,  may  receive a meeting  notice  from the company too late, or may be unable to obtain a timely  translation  of the agenda.
     o    If AQR has outstanding sell orders or intends to sell, the proxies for those  meetings  may not be voted in order to  facilitate  the sale of those  securities.  Although AQR may hold shares on a company's record date,  should it sell them prior to the company's  meeting  date,  AQR ultimately may decide not to vote those shares.
     o    AQR will generally  refrain from voting proxies on foreign  securities that are subject to share blocking restrictions.  AQR may vote against an agenda item where no further information is provided,  particularly in  non-U.S.  markets.  AQR may also  enter an  "abstain"  vote on the election of certain  directors  from time to time based on  individual situations,  particularly  where  AQR is not in  favor of  electing  a director and there is no provision for voting against such director.

If an AQR portfolio  manager  determines  that the interest's of clients is best served to vote  differently  from the ISS  recommended  vote,  approval  must be obtained  from the CCO or designee.  AQR will adhere to the Conflict of Interest
(below) section of this policy in all instances  where the  recommended  vote is not taken.

AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

C.   Proxy Procedures

AQR has  engaged ISS to assist in the  administrative  aspects for the voting of proxies.  ISS is responsible for coordinating with Clients' custodians to ensure that all proxy  materials  received by the  custodians  relating to the Clients'
portfolio   securities  are  processed  in  a  timely  fashion.  To  the  extent applicable,  ISS votes  all  proxies  in  accordance  with its own proxy  voting guidelines  (please see Proxy  Guidelines  above),  which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon  request,  AQR will furnish a copy of the policies  and  procedures  to the requesting client and information on how the client's proxies were voted.

D.   Conflicts of Interest

Occasions may arise where a person or organization  involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist,  for example,  if AQR has a business  relationship  with (or is  actively  soliciting business from) either the company soliciting the proxy or a third party that has a material  interest in the outcome of a proxy vote or that is actively lobbying for a particular  outcome of a proxy vote.  Any  individual  with knowledge of a
personal  conflict  of  interest  (e.g.,   familial  relationship  with  company
management)  relating to a particular

                                      B-70

referral item shall  disclose that conflict to the CCO and otherwise  remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's  investment  professionals  to  determine  if a conflict of interest exists  and will  draft a  Conflicts  Report  for each  referral  item  that (1)
describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest;  and (3) discloses any contacts from parties  outside
AQR (other than routine  communications  from proxy  solicitors) with respect to the  referral  item  not  otherwise  reported  in an  investment  professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment  professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

                                      B-71

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1.   APPLICATION; GENERAL PRINCIPLES

     1.1 These Proxy Voting Policies and Procedures  apply to securities held in client accounts as to which NWQ Investment  Management Company,  LLC ("NWQ") has voting authority, directly or indirectly. Indirect voting authority exists where
NWQ's  voting  authority  is  implied  by a  general  delegation  of  investment authority without reservation of proxy voting authority.

     1.2 NWQ shall vote proxies in respect of  securities  owned by or on behalf of a client in the client's best  interests and without  regard to the interests of NWQ or any other client of NWQ.

2.   VOTING; PROCEDURES

     2.1 To provide  centralized  management  of the proxy voting  process,  NWQ shall establish a Proxy Voting Committee.

          2.1.1 The Proxy  Voting  Committee  shall be comprised of at least the
     following  persons:   one  senior  portfolio  manager  and  the  Compliance
     Director.

          2.1.2 The Proxy Voting Committee shall:

          o    supervise the proxy voting process,  including the identification of material  conflicts  of interest  involving  NWQ and the proxy voting process in respect of securities  owned by or on behalf of such clients;

          o    determine  how to vote proxies  relating to issues not covered by these Policies and Procedures; and

          o    determine   when  NWQ  may  deviate   from  these   Policies  and
               Procedures.

     2.2 Unless the Proxy Voting Committee  otherwise  determines (and documents the basis for its  decision) or as otherwise  provided  below,  the Proxy Voting
Committee shall cause proxies to be voted in a manner  consistent with the proxy voting  guidelines  established by Institutional  Shareholder  Services,  Inc.SM
("ISS  Guidelines") or with the AFL-CIO  Guidelines if selected by the client in writing,  attached  respectively  as  Exhibits A and B hereto  and  incorporated herein by reference,  (hereafter both the ISS Guidelines and AFL-CIO  Guidelines are together referred to as "Voting Guidelines").

          2.2.1 Where any material  conflict of interest has been identified and the matter is covered by the Voting Guidelines,  the Proxy Voting Committee
     shall cause proxies to be voted in accordance with the Voting Guidelines.

          2.2.2 For clients that are registered  investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines,  NWQ

                                      B-72

     shall disclose the conflict and the Proxy Voting Committee's  determination of the  manner  in which  to vote to the  Fund's  Board  or its  designated committee.  The Proxy  Voting  Committee's  determination  shall  take into account  only the  interests of the Fund,  and the Proxy  Voting  Committee shall document the basis for the decision and furnish the  documentation to the Fund's Board or its designated committee.

          2.2.3 For  clients  other than  Funds,  where a material  conflict  of interest  has been  identified  and the matter is not covered by the Voting
     Guidelines,  the Proxy Voting  Committee shall disclose the conflict to the client and advise the client  that its  securities  will be voted only upon the client's written direction.

     2.3 NWQ may  determine  not to vote proxies in respect of securities of any issuer if it determines it would be in its clients'  overall best  interests not to vote. Such  determination  may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

          2.3.1 Generally,  NWQ does not intend to vote proxies  associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked.  However,  NWQ may decide, on an  individual  security  basis,  that it is in the best  interests  of its clients for NWQ to vote the proxy  associated with such a security,  taking into account the loss of liquidity.

          2.3.2 To the extent that NWQ receives  proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or  expected to be sold  promptly in an orderly  manner
     ("legacy securities"), NWQ will generally refrain from voting such proxies.
     In such  circumstances,  since  legacy  securities  are expected to be sold promptly,  voting  proxies  on such  securities  would  not  further  NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

          2.3.3 In addition,  the Proxy Voting Committee may determine:  (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities  lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment,  the expense and administrative  inconvenience outweighs the benefits to clients of voting the securities.

3.   CONFLICTS OF INTEREST

     3.1 Voting the securities of an issuer where the following relationships or circumstances  exist are deemed to give rise to a material  conflict of interest for purposes of these Policies and Procedures:

          3.1.1 The issuer is a client of NWQ.

                                      B-73

          3.1.2 The  issuer  is an  entity  in which a member  of the  Executive
     Committee or Proxy  Committee of NWQ or a relative(3) of any such person is or was an  officer,  director  or  employee,  or such  person  or  relative otherwise  has received  more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest,  dividends, capital gains or proceeds from an insurance company for a claim.

          3.1.3 The matter under  consideration  could reasonably be expected to result in a financial benefit to NWQ of at least $10,000 through the end of
     NWQ's  next two full  fiscal  years (for  example,  a vote to  increase  an investment advisory fee for a mutual fund advised by NWQ or an affiliate).

          3.1.4  Another  client  or  prospective  client  of NWQ,  directly  or indirectly,  conditions  future  engagement  of NWQ on  voting  proxies  in respect of any client's  securities on a particular  matter in a particular way.

          3.1.5 Any other  circumstance  where NWQ's duty to serve its  clients'
     interests,  typically  referred  to as its  "duty  of  loyalty,"  could  be compromised.

          3.1.6 Notwithstanding the foregoing,  a conflict of interest described in Section 3.1 shall not be  considered  material for the purposes of these
     Policies and  Procedures in respect of a specific vote or  circumstance  if the  matter  to be voted on  relates  to a  restructuring  of the  terms of existing  securities or the issuance of new  securities or a similar matter arising out of the holding of securities,  other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

          3.1.7  Notwithstanding  the  foregoing,  in its process of determining whether  there are material  conflicts  of interest,  NWQ does not consider information  about the business  arrangements  of its  affiliates  or their officers and directors.

4.   RECORDKEEPING AND RETENTION

     4.1 NWQ shall retain records relating to the voting of proxies, including:

          4.1.1  Copies of these  Policies  and  Procedures  and any  amendments thereto.

          4.1.2 A copy of each  proxy  ballot and proxy  statement  filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that
     NWQ receives regarding client securities.

          4.1.3  Records  of each vote cast by NWQ on behalf of  clients;  these records may be maintained on an aggregate basis.

          4.1.4 A copy of any  documents  created by NWQ that were  material  to making a decision  on how to vote or that  memorializes  the basis for that decision.

________________________
(3)  For the purposes of these  Guidelines,  "relative"  includes the  following family members: spouse, minor children, or stepchildren.

                                      B-74

          4.1.5 A copy of each written  request for information on how NWQ voted proxies on behalf of the client,  and a copy of any written response by NWQ to any (oral or written) request for information on how NWQ voted.

     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the  records,  the first two years in an appropriate office of NWQ.

     4.3 NWQ may rely on Proxy  Statements filed on the SEC's EDGAR system or on
Proxy  Statements  and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.

Adopted:  June 24, 2003

                                      B-75

                            WELLS CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

1. Scope of Policies and Procedures.  These Proxy Voting Policies and Procedures
("Procedures")  are used to determine how to vote proxies  relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority  has  been  delegated  to  Wells  Capital  Management.  Wells  Capital
Management  believes that the Procedures are reasonably  designed to ensure that proxy matters are conducted in the best interest of clients,  in accordance with its fiduciary duties.

2.  Voting   Philosophy.   Wells   Capital   Management   exercises  its  voting
responsibility,   as  a  fiduciary,   with  the  goal  of  maximizing  value  to
shareholders  consistent with the governing laws and investment policies of each portfolio.  While securities are not purchased to exercise control or to seek to effect  corporate  change  through share  ownership,  Wells  Capital  Management supports sound corporate  governance  practices  within  companies in which they invest.

Wells Capital Management utilizes  Institutional  Shareholders Services (ISS), a proxy voting agent,  for voting proxies and proxy voting  analysis and research.
ISS  votes  proxies  in  accordance  with  the  Wells  Fargo  Proxy   Guidelines
established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3. Responsibilities

     (A)  Proxy Administrator

          Wells Capital  Management has designated a Proxy  Administrator who is responsible for  administering and overseeing the proxy voting process
          to  ensure   the   implementation   of  the   Procedures.   The  Proxy
          Administrator  monitors  ISS  to  determine  that  ISS  is  accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible  manner. The Proxy  Administrator  reviews the  continuing  appropriateness  of the  Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

          (i)  Voting  Guidelines.  Wells Fargo Proxy Guidelines set forth Wells
               Fargo's  proxy policy  statement  and  guidelines  regarding  how proxies  will be voted on the  issues  specified.  ISS will  vote proxies for or against as directed by the  guidelines.  Where the
               guidelines   specify  a   "case-by-case"   determination   for  a
               particular   issue,  ISS  will  evaluate  the  proxies  based  on
               thresholds  established  in the proxy  guidelines.  In  addition, proxies  relating  to issues  not  addressed  in the  guidelines, especially  foreign  securities,  Wells Capital  Management  will defer to ISS Proxy  Guidelines.  Finally,  with respect to issues for which a vote for or against is specified  by the  Procedures, the Proxy Administrator shall have the authority to direct ISS to forward  the  proxy to him or her for a  discretionary  vote,  in

                                      B-76

               consultation  with the Proxy  Committee or the portfolio  manager covering  the  subject  security  if the Proxy  Committee  or the portfolio manager  determines that a case-by-case  review of such matter is warranted,  provided  however,  that such  authority to deviate from the  Procedures  shall not be exercised if the Proxy
               Administrator  is aware of any  conflict of interest as described further below with respect to such matter.

          (ii) Voting  Discretion.  In all cases, the Proxy  Administrator  will exercise  its voting  discretion  in  accordance  with the voting philosophy of the Wells Fargo Proxy Guidelines.  In cases where a proxy is forwarded by ISS to the Proxy  Administrator,  the Proxy
               Administrator  may be  assisted  in its voting  decision  through receipt of: (i) independent  research and voting  recommendations provided by ISS or other independent sources; or (ii) information provided by company  managements and shareholder  groups.  In the event  that  the  Proxy  Administrator  is  aware  of a  material
               conflict  of  interest   involving  Wells   Fargo/Wells   Capital
               Management  or any of its  affiliates  regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the  proxy  to ISS to be  voted in  conformance  with the  voting guidelines of ISS.

               Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

          (iii) Securities on Loan. As a general matter, securities on loan will not be recalled  to  facilitate  proxy  voting (in which case the borrower of the security shall be entitled to vote the proxy).

          (iv) Conflicts of Interest.  Wells Capital  Management  has obtained a
               copy  of  ISS  policies,   procedures,  and  practices  regarding
               potential  conflicts  of  interest  that could arise in ISS proxy voting  services  to Wells  Capital  Management  as a  result  of business conducted by ISS. Wells Capital Management believes that potential  conflicts  of interest by ISS are  minimized  by these policies,  procedures and practices,  a copy of which is attached hereto as  Appendix B. In  addition,  Wells  Fargo  and/or  Wells
               Capital  Management  may have a conflict of interest  regarding a proxy to be voted upon if, for example,  Wells Fargo and/or Wells
               Capital  Management or its  affiliates  have other  relationships with the issuer of the proxy. Wells Capital  Management  believes that, in most instances,  any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines  attached hereto.  However,  when the Proxy
               Administrator  is  aware  of  a  material  conflict  of  interest regarding a matter that would  otherwise  require a vote by Wells
               Capital Management, the Proxy Administrator shall defer to ISS to vote in  conformance  with  the  voting  guidelines  of  ISS.  In addition,  the Proxy  Administrator  will seek to avoid any undue influence as a result of any material  conflict of interest  that exists  between  the  interest  of a  client  and  Wells  Capital
               Management or any of its affiliates.  To this end, an

                                      B-77

               independent  fiduciary  engaged by Wells  Fargo  will  direct the
               Proxy  Administrator  on voting  instructions for the Wells Fargo proxy.

     (B)  ISS

          ISS has been delegated with the following responsibilities:

          (i)  Research and make voting  determinations  in accordance  with the
               Wells Fargo Proxy Guidelines described in Appendix A;

          (ii) Vote and submit proxies in a timely manner;

          (iii) Handle other administrative functions of proxy voting;

          (iv) Maintain records of proxy statements  received in connection with proxy votes and provide copies of such proxy statements  promptly upon request;

          (v)  Maintain records of votes cast; and

          (vi) Provide  recommendations  with respect to proxy voting matters in general.

     (C)  Except in instances  where  clients have  retained  voting  authority,
          Wells Capital  Management will instruct  custodians of client accounts to forward all proxy  statements and materials  received in respect of client accounts to ISS.

     (D)  Notwithstanding the foregoing,  Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4. Record  Retention.  Wells  Capital  Management  will  maintain the  following records relating to the implementation of the Procedures:

     (i)  A copy of these proxy voting polices and procedures;

     (ii) Proxy  statements  received  for  client  securities  (which  will  be satisfied by relying on EDGAR or ISS);

     (iii) Records of votes cast on behalf of clients  (which ISS  maintains  on behalf of Wells Capital Management);

     (iv) Records of each written  client  request for proxy voting  records and
          Wells  Capital  Management's  written  response to any client  request
          (written or oral) for such records; and

     (v)  Any documents  prepared by Wells  Capital  Management or ISS that were material to making a proxy voting decision.

Such proxy voting books and records  shall be  maintained  at an office of Wells
Capital Management in an easily accessible place for a period of five years.

                                      B-78

5. Disclosure of Policies and Procedures. Wells Capital Management will disclose to its clients a summary  description  of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon  request  by calling  1-800-736-2316.  It is also  posted on Wells  Capital
Management website at www.wellscap.com.

Wells Capital  Management will also provide proxy  statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316  or by e-mail at  http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

Except as otherwise  required by law,  Wells  Capital  Management  has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 21, 2005

                                      B-79

                                   APPENDIX A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2005

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide  philosophy statement and guidelines for voting of proxies  for  fiduciary  and  agency  accounts  where we have sole
voting  authority  or  joint  voting   authority  (with  other   fiduciaries  or
co-actors).

The voting of proxies is the  responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating  Committee  (TOC). A monthly review  and  approval  of voting  activity  is the  responsibility  of the Trust
Investment Committee (TIC).

Most Wells Fargo  fiduciary  entities have appointed  Institutional  Shareholder
Services (ISS) as their agent to vote proxies,  following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency  of  operations  and  processing  since we share a single  system and processing  capability.  Wells Fargo Bank  administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A.  Proxies  relating  to  fiduciary  accounts  must be voted for the  exclusive benefit  of the trust  beneficiary.  Proxy  votes  should be cast  based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the  acquisition and retention of a security  reflects  confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving  corporate  governance  should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage  the Board of  Directors to request  powers which can be used to enhance  the  economic  value of the  stock by  encouraging  negotiation  with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

     o    an  evaluation  of the  independence  of the Board in its  attempt  to maximize shareholder value; and

     o    an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

Proxy issues that will be evaluated and voted in  accordance  with this standard are listed in the guidelines.

                                      B-80

     2. We will  evaluate  proposals  where a Board of Directors has requested a change in their powers of corporate  governance  that increase the powers of the
Board with respect to potential acquisition transactions as follows:

          a.  An  evaluation  will  be  made  of the  Board's  independence  and performance as determined by a review of relevant factors including:

               1)   Length of service of senior management

               2)   Number/percentage of outside directors

               3)   Consistency of performance (EPS) over the last five years

               4)   Value/growth of shares relative to industry/market averages

               5)   Clear  evidence  of  management   and/or  strategy   changes
                    implemented  by the Board  which  are  designed  to  improve company performance and shareholder value

          b.  If the  Board  is  viewed  to be  independent  and  the  financial performance of the Company has been good:

               1)   An evaluation will be made as to the  appropriateness of the power or change being requested,  if properly exercised,  to enhance the economic value of the stock.

               2)   If the provision  itself is not viewed to be  unnecessary or abusive  (irrespective  of the  manner  in  which  it may be exercised),  then the  proxy  will be voted in favor of such proposal.

          c. If the Board is not viewed as  independent,  or the  performance of the  Company has not been good,  or if the  proposal  is  determined  to be inappropriate,  unnecessary,  unusual, or abusive,  the proxy will be voted against such proposal.

          d. If the Proxy  Committee  deems it  appropriate,  the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D. Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal  relates to issues that do not have a material  economic impact on the value of the  stock,  the proxy  will be voted as  recommended  by management.

     2. If the  proposal  has a  potential  economic  impact on the value of the stock,  the analysis  outlined in paragraph C.2 above will be made. If the Board is viewed as independent  and the financial  performance of the Company has been good, then the proxy will be voted as recommended by management.

                                      B-81

     3. Standard shareholder proposals will be voted as indicated on Exhibit C.

E. The Proxy  Committee will ensure that adequate  records are maintained  which reflect (i) how and pursuant to which  guidelines  proxies are voted,  (ii) that proxies and holdings are being reconciled,  and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy  Statement  may be disclosed to any current or  prospective trust customer or beneficiary.  Disclosure of proxy voting in specific  accounts shall be made when requested by the plan sponsor,  beneficiary,  grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank  employs  Institutional  Shareholder  Services  (ISS) as its proxy voting agent,  responsible for analyzing proxies and recommending a voting position  consistent with the Wells Fargo Proxy Guidelines.  On issues where the
Wells Fargo Proxy Guidelines are silent,  Wells Fargo Bank will defer to the ISS
Proxy  Guidelines,  particularly  in the case of global proxy issues.  The Wells
Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy  Committee has taken the following steps to ensure that material  conflicts of interest are avoided  between the interests of the client
(fund shareholders and trust beneficiaries), on the one hand, and the investment adviser,  corporation,  principal  underwriter,  or an affiliated  person of the trust account,  fund, its investment  adviser or principal  underwriter,  on the other hand.

     1. The Wells Fargo Proxy  Committee  requires that all proxies  relating to fiduciary  accounts  must  be  voted  for  the  exclusive  benefit  of the  fund shareholder and trust beneficiary.

     2. The Wells Fargo Proxy Committee has adopted  system-wide,  written proxy guidelines and  procedures  for voting  proxies to ensure  consistency in voting proxies across all accounts.

     3. Wells Fargo has hired ISS as our proxy  voting  agent in  analyzing  and recommending  a voting  position on all proxies  (based on the Wells Fargo Proxy
Guidelines) to ensure  independence and consistency in analysis,  interpretation and implementation of the proxy voting process.

     4. Wells Fargo  hires an  independent  fiduciary  to direct the Wells Fargo
Proxy Committee on voting instructions for the Wells Fargo proxy.

     5. Proxy  guidelines,  which are implemented on a case-by-case  basis,  are evaluated  consistently  across  proxies  on the  basis of  rigid,  quantifiable thresholds.

     6. The Wells Fargo organization has a wall of  confidentiality  between the commercial  bank and its lending  activities and the fiduciary  responsibilities within the trust world.

                                      B-82

     7. Proxy voting  recommendations  are not shared with senior  management of
Wells  Fargo  prior to  casting  our proxy  vote,  plus  senior  management  has expressly requested that they not be informed on proxy voting issues.

     8. The Wells Fargo Proxy  Committee has final  authority in exercising  our fiduciary responsibility of voting proxies.

     9. The Wells  Fargo  proxy  voting  record is  available  for review by the client.

                                      B-83

     Uncontested Election of Directors or Trustees

     WFB will generally vote for all uncontested  director or trustee  nominees.        FOR
     The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

     WFB will  withhold  votes for a director if the nominee  fails to attend at        WITHHOLD
     least 75% of the board and committee meetings without a valid excuse.

     WFB will vote against routine election of directors if any of the following        AGAINST
     apply:  company fails to disclose adequate  information in a timely manner, serious issues with the finances,  questionable transactions,  conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

     WFB will  withhold  votes from the entire board  (except for new  nominees)        WITHHOLD
     where the  director(s)  receive more than 50%  withhold  votes out of those cast and the  issue  that  was the  underlying  cause of the high  level of withhold votes has not been addressed.

     Ratification of Auditors

     WFB will vote  against  auditors and  withhold  votes from audit  committee        AGAINST/
     members if non-audit fees are greater than audit fees,  audit-related fees,        WITHHOLD
     and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

     With the above  exception,  WFB will generally vote for proposals to ratify        FOR
     auditors unless:

     a.   an  auditor  has a  financial  interest  in or  association  with  the        AGAINST
          company, and is therefore not independent, or
     b.   there is reason to believe that the  independent  auditor has rendered        AGAINST
          an opinion that is neither  accurate nor  indicative  of the company's financial position.

     WFB will vote  against  proposals  that require  auditors to attend  annual        AGAINST
     meetings as auditors are regularly  reviewed by the board audit  committee, and such attendance is unnecessary.

     WFB will consider  shareholder  proposals  requiring  companies to prohibit        CASE-BY-CASE
     their auditors from engaging in non-audit  services on a case-by-case basis
     (or cap level of non-audit services).

     WFB will vote for shareholder  proposals  requesting a shareholder vote for        FOR

                                      B-84

     audit firm ratification.

     WFB will vote against shareholder proposals asking for audit firm rotation.        AGAINST
     This practice is viewed as too  disruptive  and too costly to implement for the benefit achieved.

     For foreign corporations,  WFB will consider on a case-by-case basis if the        CASE-BY-CASE
     auditors   are  being   changed   without   an   explanation,   or  if  the
     nonaudit-related  fees are substantial or in excess of standard audit fees, as the importance of maintaining the  independence of the audit function is important.

     Specifically for Japan, WFB will consider voting against the appointment of        AGAINST
     independent  internal statutory auditors if they have served the company in any executive capacity,  or can be considered  affiliated in any way. Japan enacted laws in 1993,  which call for the  establishment  of a three-member audit committee of independent auditors.

     Specifically  for  Japan,  WFB will  classify  any  proposed  amendment  to companies'  articles of  incorporation  lengthening the internal  auditors'
     term in office to four  years from  three  years as a  negative  provision.
     Since  this is  mandated  by law,  this  amendment  would  not  warrant  an automatic vote recommendation against.

     Directors and Auditor's Reports

     For foreign corporations,  WFB will generally vote for proposals to approve        FOR
     directors' and auditors' reports, unless:

          there are concerns about the accuracy of the accounts presented or the        AGAINST
          auditing procedures used;
          the company is not responsive to shareholder  questions about specific        AGAINST
          items that should be publicly disclosed.

     The  directors'   report  usually   includes  a  review  of  the  company's
     performance  during the year,  justification of dividend levels and profits or losses,  special events such as  acquisitions  or disposals,  and future
     plans  for  the   company.   Shareholders   can  find   reference   to  any
     irregularities or problems with the company in the auditors report.

     Company Name Change/Purpose

     WFB will vote for  proposals to change the company name as  management  and        FOR
     the board is best suited to  determine  if such  change in company  name is necessary.

     However,   where  the  name  change  is  requested  in  connection  with  a        CASE-BY-CASE

                                      B-85

     reorganization of the company,  the vote will be based on the merits of the reorganization.

     In addition,  WFB will generally vote for proposals to amend the purpose of        FOR
     the  company.  Management  is in the  best  position  to know  whether  the description of what the company does is accurate, or whether it needs to be updated by deleting, adding, or revising language.

     Employee Stock Purchase Plans/401(k) Employee Benefit Plans

     WFB will vote for proposals to adopt,  amend or increase  authorized shares        FOR
     for  employee  stock  purchase  plans and  401(k)  plans for  employees  as properly  structured  plans enable  employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the  company's  plan is not above the  allowable cap for the company.

     Similarly,  WFB will  generally vote for proposals to adopt or amend thrift        FOR
     and savings plans, retirement plans, pension plans and profit plans.

     Approve Other Business

     WFB will  generally  vote for  proposals to approve  other  business.  This        FOR
     transfer of authority  allows the  corporation to take certain  ministerial steps that may arise at the annual or special meeting.

     However,  WFB retains the  discretion  to vote  against  such  proposals if        AGAINST
     adequate  information  is not  provided  in  the  proxy  statement,  or the measures are  significant  and no further  approval  from  shareholders  is sought.

     Independent Board Chairman

     WFB will vote against  proposals  requiring  that the positions of chairman        AGAINST
     and CEO be held separately.

     WFB would prefer to see the chairman and chief executive  positions be held by different individuals.  However, separation of the two positions may not be in  shareholders'  best interests if the company has a limited roster of executive  officers,  or a recently  organized  company may need to combine these  positions  temporarily.  It  should  also be noted  that we  support independence  and  would  support  a lead  independent  director.  However, separating the chairman and CEO in most  companies  would be too disruptive to the company.

     Specifically  in the U.K., WFB will vote against a director  nominee who is        AGAINST
     both chairman and CEO if there is no adequate justification provided by the

                                      B-86

     company.

     Independent Board of Directors/Board Committees

     WFB will  vote for  proposals  requiring  that  two-thirds  of the board be        FOR
     independent  directors,  unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces  fewer  conflicts  and is  best  prepared  to  protect  stockholders'
     interests.

     WFB will withhold  votes from insiders and  affiliated  outsiders on boards        WITHHOLD
     that are not at least majority independent.

     WFB will withhold votes from compensation  committee members where there is        WITHHOLD
     a pay-for-performance disconnect (for Russell 3000 companies).

     WFB will vote for proposals requesting that the board audit,  compensation,        FOR
     and/or nominating  committees be composed of independent  directors,  only.
     Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

     WFB will withhold votes from any insiders or affiliated outsiders on audit,        WITHHOLD
     compensation,  or nominating  committees.  WFB will withhold votes from any insiders  or  affiliated  outsiders  on  the  board  if any  of  these  key committees has not been established.

     Specifically in Canada,  WFB will insert strong language in our analyses to highlight  our  disapproval  of the  `single-slate'  approach  and  call on companies to unbundle the director nominees up for election/reelection.

     Specifically in France, Management may propose a different board structure.        CASE-BY-CASE
     The French  Commercial  Code gives  companies  three  options in respect to their board  structure.  WFB will examine these proposals on a case-by-case basis.

     Specifically  in  Japan,  in  cases  where a  company  has  committed  some        AGAINST
     fraudulent  or  criminal  act,  WFB will vote  against  the  representative director(s) and individuals personally implicated in the wrongdoing.

     In addition,  WFB will vote against  proposals  asking the board to address        AGAINST
     the issue of board diversity.

     WFB will vote against proposals from shareholders requesting an independent        AGAINST
     compensation consultant.

                                      B-87

     Minimum Stock Requirements by Directors

     WFB will vote against proposals requiring directors to own a minimum number        AGAINST
     of shares of company stock in order to qualify as a director,  or to remain
     on  the  board.   Minimum  stock  ownership   requirements  can  impose  an
     across-the-board  requirement that could prevent qualified individuals from serving as directors.

     Indemnification and Liability Provisions for Directors and Officers

     WFB will vote for  proposals  to allow  indemnification  of  directors  and        FOR
     officers,  when the  actions  taken  were on behalf of the  company  and no criminal violations  occurred.  WFB will also vote in favor of proposals to purchase  liability  insurance  covering liability in connection with those actions.  Not allowing companies to indemnify directors and officers to the degree  possible  under the law would  limit the  ability of the company to attract qualified individuals.

     Alternatively,  WFB will vote against  indemnity  proposals that are overly        AGAINST
     broad. For example,  WFB will oppose  proposals to indemnify  directors for acts going beyond mere carelessness,  such as gross negligence,  acts taken in bad  faith,  acts not  otherwise  allowed  by state law or more  serious violations of fiduciary obligations.

     For  foreign  corporations,  WFB  will  vote  against  providing  indemnity        AGAINST
     insurance  to  auditors as payment of such fees by the company on behalf of the auditor calls into question the  objectivity of the auditor in carrying out the audit.

     Board or Management Acts

     For foreign corporations,  WFB will vote for the discharge of the board and        FOR
     management unless:

          there are serious  questions  about actions of the board or management        AGAINST
          for the year in question;
          legal action is being taken against the board by shareholders.                AGAINST

     Discharge  is a  tacit  vote  of  confidence  in  the  company's  corporate management and policies and does not necessarily  eliminate the possibility of future  shareholder  action,  although  it does make  such  action  more difficult to pursue.

     Nominee Statement in the Proxy

     WFB will vote  against  proposals  that  require  board  nominees to have a        AGAINST

                                      B-88

     statement  of  candidacy in the proxy,  since the proxy  statement  already provides adequate information pertaining to the election of directors.

     Limitation on Number of Boards a Director May Sit On

     WFB will withhold votes from directors who sit on more than six boards.            WITHHOLD

     Director Tenure/Retirement Age

     WFB will vote against  proposals to limit the tenure or  retirement  age of        AGAINST
     directors as such  limitations  based on an arbitrary  number could prevent qualified individuals from serving as directors.

     Board Powers/Procedures/Qualifications

     WFB  will  consider  on  a  case-by-case   basis  proposals  to  amend  the        CASE-BY-CASE
     corporation's  By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders,  to make, alter,  amend, or rescind the By-laws,  fix the amount to be reserved as working capital, and fix the number of directors  and what number  shall  constitute a quorum of the Board. In determining  these issues,  WFB will rely on the proxy voting
     Guidelines.

     Loans to Officers

     WFB will  consider on a  case-by-case  basis  proposals  to  authorize  the        CASE-BY-CASE
     corporation  to make loans or to guarantee the  obligations  of officers of the corporation or any of its affiliates.

     Adjourn Meeting to Solicit Additional Votes

     WFB will  examine  proposals  to adjourn the meeting to solicit  additional        CASE-BY-CASE
     votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive  pressure on  shareholders,  WFB will consider the nature  of the  proposal  and its vote  recommendations  for the  scheduled meeting.

     WFB will vote for this item when:

     WFB is supportive of the underlying merger proposal; the company provides a        FOR
     sufficient,  compelling reason to support the adjournment proposal; and the authority is limited to adjournment  proposals  requesting the authority to adjourn  solely  to  solicit  proxies  to  approve  a  transaction  the WFB supports.

                                      B-89

     Contested Election of Directors or Trustees
     Reimbursement of Solicitation Expenses

     WFB will consider contested elections on a case-by-case basis,  considering        CASE-BY-CASE
     the  following  factors:  long-term  financial  performance  of the  target company relative to its industry;  management's track record; background of the proxy  contest;  qualifications  of director or trustee  nominees (both slates);  evaluation of what each side is offering  shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     In addition,  decisions to provide  reimbursement  for dissidents  waging a        CASE-BY-CASE
     proxy  contest  are made on a  case-by-case  basis as  proxy  contests  are governed by a mix of federal  regulation,  state law, and corporate charter and bylaw provisions.

     Board Structure: Staggered vs. Annual Elections

     WFB will consider the issue of classified  boards on a case-by-case  basis.        CASE-BY-CASE
     In some  cases,  the  division  of the  board  into  classes,  elected  for staggered terms,  can entrench the incumbent  management and make them less responsive  to  shareholder  concerns.  On the other  hand,  in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

     For foreign  corporations,  WFB will vote for the  elimination of protected        FOR
     board seats, as all directors should be accountable to shareholders.

     Removal of Directors

     WFB  will  consider  on  a  case-by-case   basis   proposals  to  eliminate        CASE-BY-CASE
     shareholders' rights to remove directors with or without cause or only with approval of two- thirds or more of the shares entitled to vote.

     However,  a requirement  that a 75% or greater vote be obtained for removal        AGAINST
     of directors is abusive and will warrant a vote against the proposal.

     Board Vacancies

     WFB will vote  against  proposals  that  allow the board to fill  vacancies        AGAINST
     without shareholder  approval as these authorizations run contrary to basic shareholders' rights.

     Alternatively,  WFB will vote for  proposals  that permit  shareholders  to        FOR
     elect directors to fill board vacancies.

                                      B-90

     Cumulative Voting

     WFB will vote on proposals to permit or  eliminate  cumulative  voting on a        CASE-BY-CASE
     case-by-case  basis,  in  accordance  with  its  proxy  voting  guidelines.
     However,  if the board is elected  annually we will not support  cumulative voting.

     Shareholders' Right To Call A Special Meeting
     Shareholder Ability to Act by Written Consent

     Proposals  providing that stockholder action may be taken only at an annual        CASE-BY-CASE
     or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting,  will be voted on a case-by-case basis in accordance with the proxy voting guidelines.

     Board Size

     WFB will vote for proposals that seek to fix the size of the board,  as the        FOR
     ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

     However,  if the company has  cumulative  voting,  downsizing the board may        AGAINST
     decrease a minority shareholder's chances of electing a director.

     By increasing the size of the board,  management can make it more difficult for  dissidents to gain control of the board.  Fixing the size of the board also prevents a reduction in the board size as a means to oust  independent directors or those who cause friction within an otherwise homogenous board.

     Shareholder Rights Plan (Poison Pills)

     WFB will  generally vote for proposals that request a company to submit its        FOR
     poison pill for shareholder ratification.

     WFB will withhold votes from all directors (except for new nominees) if the        WITHHOLD
     company has adopted or renewed a poison pill without  shareholder  approval since the company's last annual meeting, does not put the pill to a vote at the current  annual  meeting,  and does not have a requirement  or does not commit to put the pill to shareholder vote within 12 months.

     Alternatively,  WFB will  analyze  proposals  to redeem a company's  poison        CASE-BY-CASE
     pill, or requesting  the  ratification  of a poison pill on a  case-by-case basis.

     Specifically  for Canadian  companies,  WFB will consider on a case-by-case        CASE-BY-CASE
     basis  poison  pill  plans that  contain a  permitted  bid  feature as they require  shareholder  ratification  of the  pill  and a  sunset  provisions whereby the pill

                                      B-91

     expires unless it is renewed, and they specify that an all cash bid for all shares  (or more  recently  majority  of shares)  that  includes a fairness opinion and  evidence of  financing  does not trigger the bill but forces a special meeting at which the offer is put to a shareholder  vote. Also, WFB will also  consider  the  balance of powers  granted  between the board and shareholders by the poison pill provisions.

     Poison  pills are one of the most  potent  anti-takeover  measures  and are generally adopted by boards without shareholder approval.  These plans harm shareholder  value and entrench  management by deterring stock  acquisition offers that are not favored by the board.

     Fair Price Provisions

     WFB will consider fair price provisions on a case-by-case basis, evaluating        CASE-BY-CASE
     factors such as the vote  required to approve the proposed  mechanism,  the vote  required to approve the proposed  acquisition,  the vote  required to repeal the fair price provision, and the mechanism for determining the fair price.

     WFB  will  vote  against  fair  price   provisions  with  shareholder  vote        AGAINST
     requirements of 75% or more of disinterested shares.

     Greenmail

     WFB will  generally vote in favor of proposals  limiting the  corporation's        FOR
     authority  to  purchase  shares  of  common  stock  (or  other  outstanding securities)  from a holder of a stated  interest  (5% or more) at a premium unless  the same  offer is made to all  shareholders.  These  are  known as
     "anti-greenmail" provisions.  Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

     If the proposal is bundled with other charter or bylaw amendments, WFB will        CASE-BY-CASE
     analyze  such  proposals on a  case-by-case  basis.  In addition,  WFB will analyze  restructurings  that  involve the payment of pale  greenmail  on a case-by-case basis.

     Voting Rights

     WFB  will  vote  for  proposals  that  seek to  maintain  or  convert  to a        FOR
     one-share,  one-vote  capital  structure  as such a principle  ensures that management is accountable to all the company's owners.

     Alternatively,  WFB will vote  against any  proposals  to cap the number of        AGAINST
     votes a  shareholder  is entitled  to. Any measure that places a ceiling on voting  may  entrench  management  and lessen its  interest  in  maximizing shareholder value.

                                      B-92

     Dual Class/Multiple-Voting Stock

     WFB will vote against  proposals that  authorize,  amend,  or increase dual        AGAINST
     class  or  multiple-voting   stock  which  may  be  used  in  exchanges  or
     recapitalizations. Dual class or multiple-voting stock carry unequal voting rights,  which  differ  from those of the  broadly  traded  class of common stock.

     Alternatively,  WFB  will  vote  for  the  elimination  of  dual  class  or        FOR
     multiple-voting stock, which carry different rights than the common stock.

     For  foreign  corporations,   WFB  will  vote  for  proposals  that  create        FOR
     preference  shares,  provided  the  loss of  voting  rights  is  adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and  legitimate  form of corporate  financing  and can enhance shareholder value.

     Supermajority Vote Provisions

     WFB will generally  consider on a case-by-case  basis proposals to increase        CASE-BY-CASE
     the shareholder vote necessary to approve mergers,  acquisitions,  sales of assets etc. and to amend the corporation's  charter or by-laws. The factors considered are those specified in the proxy guidelines.

     However, a supermajority requirement of 75% or more is abusive and WFB will        AGAINST
     vote against proposals that provide for them.

     Supermajority vote provisions require voting approval in excess of a simple majority of the  outstanding  shares for a proposal.  Companies may include supermajority  lock-in  provisions,  which occur when changes are made to a corporation's governing documents,  and once approved, a supermajority vote is required to amend or repeal the changes.

     Confidential Voting

     WFB will vote for proposals to adopt confidential voting.                          FOR

     Vote Tabulations

     WFB will  vote  against  proposals  asking  corporations  to  refrain  from        AGAINST
     counting  abstentions and broker non-votes in their vote tabulations and to eliminate the company's  discretion to vote unmarked  proxy  ballots.  Vote counting  procedures  are  determined  by a number of different  standards, including state law, the federal proxy rules,  internal corporate policies, and mandates of the various stock exchanges.

                                      B-93

     Specifically in Japan, WFB will vote against management  proposals amending        AGAINST
     their articles to relax their quorum  requirement  for special  resolutions
     (including mergers, article amendments,  and option plans) from one-half to one- third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

     Equal Access to the Proxy

     WFB  will  evaluate  Shareholder  proposals  requiring  companies  to  give        CASE-BY-CASE
     shareholders access to the proxy ballot for the purpose of nominating board members,  on  a  case-by-case  basis  taking  into  account  the  ownership threshold proposed in the resolution and the proponent's  rationale for the proposal at the targeted company in terms of board and director conduct.

     Disclosure of Information

     WFB will vote against shareholder proposals requesting fuller disclosure of        AGAINST
     company  policies,  plans,  or business  practices.  Such proposals  rarely enhance  shareholder  return and in many cases would require  disclosure of confidential business information.

     Annual Meetings

     WFB will vote for proposals to amend  procedures or change date or location        FOR
     of the annual meeting.  Decisions as to procedures,  dates, or locations of meetings are best placed with management.

     Alternatively,  WFB will vote against proposals from  shareholders  calling        AGAINST
     for a change  in the  location  or date of  annual  meetings  as no date or location proposed will be acceptable to all shareholders.

     WFB  will  generally  vote in favor  of  proposals  to  reduce  the  quorum        FOR
     necessary  for  shareholders'  meetings,  subject  to a minimum of a simple majority of the company's outstanding voting shares.

     Shareholder Advisory Committees/Independent Inspectors

     WFB will vote against proposals seeking to establish  shareholder  advisory        AGAINST
     committees or independent inspectors.  The existence of such bodies dilutes
     the   responsibility   of  the  board  for  managing  the  affairs  of  the
     corporation.

     Technical Amendments to the Charter of Bylaws

     WFB will generally vote in favor of charter and bylaw  amendments  proposed        FOR
     solely to conform with modern business practices, for

                                      B-94

     simplification,  or to comply with what management's  counsel interprets as applicable law.

     However,  amendments  that have a material effect on  shareholder's  rights        CASE-BY-CASE
     will be considered on a case-by-case basis.

     Bundled Proposals

     WFB  will  vote  for  bundled  or   "conditional"   proxy  proposals  on  a        CASE-BY-CASE
     case-by-case  basis,  as WFB will  examine  the  benefits  and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

     Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

     WFB will consider  requests for  increases in authorized  common stock on a        CASE-BY-CASE
     case-by-case basis. Factors to be considered include the company's industry and  performance.  These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

     Also to be considered is whether the purpose of the proposed increase is to        AGAINST
     strengthen  takeover  defenses,  in which  case WFB will vote  against  the proposal. Such increases give management too much power and are beyond what a company would  normally  need during the course of a year.  They may also allow  management to freely place the shares with an allied  institution or set the terms and prices of the new shares.

     For  reverse  stock  splits,  WFB  will  generally  vote for  proposals  to        FOR
     implement  the split  provided the number of  authorized  common  shares is reduced to a level that does not represent an  unreasonably  large increase in authorized but unissued shares.  The failure to reduce authorized shares proportionally  to any reverse  split has potential  adverse  anti-takeover consequences.  However, such circumstances may be warranted if delisting of the  company's  stock is  imminent  and  would  result in  greater  harm to shareholders than the excessive share authorization.

     WFB will generally vote in favor of forward stock splits.                          FOR

     Dividends

     WFB will vote for proposals to allocate income and set dividends.                  FOR

     WFB will also vote for  proposals  that  authorize a dividend  reinvestment        FOR
     program as it allows  investors  to receive  additional  stock in lieu of a cash dividend.

                                      B-95

     However,  if  a  proposal  for  a  special  bonus  dividend  is  made  that        AGAINST
     specifically rewards a certain class of shareholders over another, WFB will vote against the proposal.

     WFB  will  also  vote  against  proposals  from   shareholders   requesting        AGAINST
     management to redistribute profits or restructure  investments.  Management is best  placed to  determine  how to  allocate  corporate  earnings or set dividends.

     In addition, WFB will vote for proposals to set director fees.                     FOR

     Reduce the Par Value of the Common Stock

     WFB will vote for proposals to reduce the par value of common stock.               FOR

     Preferred Stock Authorization

     WFB will  generally vote for proposals to create  preferred  stock in cases        FOR
     where the  company  expressly  states  that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations, or financings.

     Alternatively,  WFB will  vote  against  proposals  to  authorize  or issue        AGAINST
     preferred  stock if the board has asked for the unlimited  right to set the terms and  conditions  for the  stock  and may  issue it for  anti-takeover purposes without shareholder approval (blank check preferred stock).

     In addition,  WFB will vote against  proposals to issue  preferred stock if        AGAINST
     the shares to be used have voting  rights  greater than those  available to other shareholders.

     WFB will vote for proposals to require shareholder  approval of blank check        FOR
     preferred  stock issues for other than general  corporate  purposes  (white squire placements).

     Finally,  WFB will consider on a case-by-case basis proposals to modify the        CASE-BY-CASE
     rights of preferred  shareholders  and to increase or decrease the dividend rate of preferred stock.

     Reclassification of Shares

     WFB will consider  proposals to  reclassify a specified  class or series of        CASE-BY-CASE
     shares on a case-by-case basis.

                                      B-96

     Preemptive Rights

     WFB will  generally  vote for  proposals  to eliminate  preemptive  rights.        FOR
     Preemptive rights are unnecessary to protect  shareholder  interests due to the  size of  most  modern  companies,  the  number  of  investors  and the liquidity of trading.

     In  addition,  specifically  for  foreign  corporations,  WFB will vote for        FOR
     issuance  requests with preemptive rights to a maximum of 100% over current issued capital.  In addition,  WFB will vote for issuance  requests without preemptive  rights to a maximum of 20% of currently  issued capital.  These requests are for the  creation of pools of capital with a specific  purpose and cover the full range of corporate financing needs.

     Share Repurchase Plans

     WFB will vote for share repurchase plans, unless:                                  FOR
     o    there is clear evidence of past abuse of the authority; or                    AGAINST
     o    the plan contains no safeguards against selective buy-backs.                  AGAINST

     Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

     Executive and Director Compensation Plans

     WFB will analyze on a case-by-case basis proposals on executive or director        CASE-BY-CASE
     compensation plans, with the view that viable compensation  programs reward the creation of stockholder  wealth by having a high payout  sensitivity to increases  in  shareholder  value.  Such  proposals  may  seek  shareholder approval  to  adopt a new  plan,  or to  increase  shares  reserved  for an existing plan.

     WFB will review the potential cost and dilutive  effect of the plan.  After        FOR
     determining  how much the plan will cost,  ISS  (Institutional  Shareholder
     Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific,  market cap-base, and pegged to the average  amount paid by companies  performing  in the top quartile of their peer groups.  If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for  performance overlay in  assessing  equity-based  compensation  plans for  Russell  3000 companies.

     If the proposed cost is above the allowable  cap, WFB will vote against the        AGAINST
     plan.

     Among the plan features that may result in a vote against the plan are:            AGAINST

                                      B-97

     o    plan  administrators  are given the  authority  to  reprice or replace underwater  options;  repricing  guidelines will conform to changes in the NYSE and NASDAQ listing rules.

     WFB will vote against equity plans that have high average  three-year  burn        AGAINST
     rate.  (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.)  WFB will define a high average  three-year  burn rate as the following:  The  company's  most recent  three-year  burn rate  exceeds one standard  deviation  of its  GICS  segmented  by  Russell  3000  index  and non-Russell 3000 index; and the company's most recent  three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value  awards  and stock  options  to their  employees,  WFB shall  apply a premium on full value awards for the past three fiscal years.

     WFB   will   generally   vote   for   shareholder    proposals    requiring        CASE-BY-CASE
     performance-based  stock options unless the proposal is overly  restrictive or the  company  demonstrates  that it is using a  substantial  portion  of performance-based awards for its top executives.

     WFB will vote for shareholder proposals asking the company to expense stock        FOR
     options, as a result of the FASB final rule on expensing stock options.

     WFB will generally vote for  shareholder  proposals to exclude pension fund        FOR
     income  in the  calculation  of  earnings  used  in  determining  executive bonuses/compensation.

     WFB will generally vote against  shareholder  proposals to ban future stock        AGAINST
     option grants to executives. This may be supportable in extreme cases where a  company  is a  serial  repricer,  has a huge  overhang,  or has a highly dilutive,  broad-based (non-approved) plan and is not acting to correct the situation.

     WFB will evaluate  shareholder  proposals asking companies to adopt holding        CASE-BY-CASE
     periods  for  their   executives  on  a  case-by-case   basis  taking  into
     consideration  the  company's  current  holding  period  or  officer  share ownership  requirements,  as well as actual officer stock  ownership in the company.

     For certain OBRA-related proposals,  WFB will vote for plan provisions that        CASE-BY-CASE
     (a) place a cap on annual grants or amend administrative  features, and (b)
     add performance criteria to existing  compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

     In addition,  director compensation plans may also include stock plans that        CASE-BY-CASE
     provide  directors with the option of taking all or a portion of their cash compensation  in the form of stock.  WFB will consider these plans based on their voting power dilution.

                                      B-98

     WFB will generally vote for retirement plans for directors.                        FOR

     Specifically  in  Japan,  WFB will  vote  against  option  plans/grants  to        AGAINST
     directors or employees  of "related  companies,"  even though they meet our criteria for dilution and exercise price,  without adequate  disclosure and justification.

     Specifically in the U.K., WFB will vote against  directors who have service        AGAINST
     contracts   of  three   years,   which   exceed  best   practice   and  any
     change-in-control provisions.  Management may propose director nominees who have service  contracts that exceed the Combined Code's  recommendation  of one-year.  (The  exceptions  to the code would be in cases of new  recruits with longer notice or contract periods,  which should,  however, be reduced after the initial period.)

     WFB will evaluate  compensation  proposals  (Tax Havens)  requesting  share        CASE-BY-CASE
     option   schemes  or  amending  an  existing   share  option  scheme  on  a
     case-by-case basis.

     Stock options align  management  interests  with those of  shareholders  by motivating executives to maintain stock price appreciation.  Stock options, however,  may harm  shareholders  by diluting  each  owner's  interest.  In addition,  exercising  options  can shift the  balance  of voting  power by increasing executive ownership.

     Bonus Plans

     WFB  will  vote  for  proposals  to  adopt  annual  or  long-term  cash  or        FOR
     cash-and-stock  bonus plans on a  case-by-case  basis.  These plans  enable companies  qualify  for a tax  deduction  under the  provisions  of Section
     162(m) of the IRC. Payouts under these plans may either be in cash or stock and are  usually  tied to the  attainment  of  certain  financial  or other performance  goals.  WFB will  consider  whether the plan is  comparable to plans  adopted by companies of similar size in the  company's  industry and whether it is justified by the company's performance.

     For foreign  companies,  proposals  to authorize  bonuses to directors  and        CASE-BY-CASE
     statutory  auditors who are retiring from the board will be considered on a case-by-case basis.

     Deferred Compensation Plans

     WFB  will   generally  vote  for  proposals  to  adopt  or  amend  deferred        FOR
     compensation  plans as they allow the compensation  committee to tailor the plan to the needs of the executives or board of directors, unless

                                      B-99

     o    the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

     Disclosure on Executive or Director Compensation
     Cap or Restrict Executive or Director Compensation

     WFB will generally vote for shareholder  proposals  requiring  companies to        FOR
     report  on their  executive  retirement  benefits  (deferred  compensation, split-dollar life insurance, SERPs, and pension benefits.

     WFB  will  generally  vote  for  shareholder  proposals  requesting  to put        FOR
     extraordinary  benefits contained in SERP agreements to a shareholder vote, unless the  company's  executive  pension  plans do not  contain  excessive benefits beyond what is offered under employee-wide plans.

     WFB  will  generally  vote  against  proposals  that  (a)  seek  additional        AGAINST
     disclosure of  information  on executive or director's  pay, or (b) seek to limit executive and director pay.

     Golden and Tin Parachutes

     WFB will vote for proposals that seek shareholder ratification of golden or        FOR
     tin parachutes as  shareholders  should have the  opportunity to approve or disapprove of these severance agreements.

     Alternatively, WFB will examine on a case-by-case basis proposals that seek        CASE-BY-CASE
     to ratify or cancel  golden or tin  parachutes.  Effective  parachutes  may encourage  management  to  consider  takeover  bids more fully and may also enhance employee morale and productivity.  Among the arrangements that will be considered on their merits are:

     o    arrangements  guaranteeing  key employees  continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
     o    guarantees of benefits if a key employee voluntarily terminates;
     o    guarantees of benefits to employees lower than very senior management;
          and
     o    indemnification of liability for excise taxes.

     By contrast,  WFB will vote against proposals that would guarantee benefits        AGAINST
     in a management-led buyout.

     Reincorporation

     WFB will  evaluate  a change in a  company's  state of  incorporation  on a        CASE-BY-CASE
     case-by-case  basis.  WFB will  analyze the valid  reasons for the proposed move,

                                     B-100

     including   restructuring   efforts,   merger   agreements,   and   tax  or
     incorporation  fee savings.  WFB will also analyze  proposed changes to the company charter and differences  between the states'  corporate  governance laws.

     States have adopted  various  statutes  intended to encourage  companies to        CASE-BY-CASE
     incorporate  in the  state.  These may  include  state  takeover  statutes, control  share  acquisition  statutes,  control  share  cash-out  statutes, freeze-out provisions,  fair price provisions, and disgorgement provisions.
     WFB  will  examine  reincorporations  on a  case-by-case  in light of these statutes and in light of the corporate  governance features the company has adopted to determine whether the  reincorporation  is in shareholders' best interests.

     In addition, WFB will also examine poison pill endorsements,  severance pay        CASE-BY-CASE
     and labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

     WFB will evaluate  shareholder  proposals  requiring  offshore companies to        CASE-BY-CASE
     reincorporate into the United States on a case-by-case basis.

     Reincorporation   proposals   may  have   considerable   implications   for
     shareholders,  affecting the company's  takeover  defenses and possibly its corporate structure and rules of governance.

     Stakeholder Laws

     WFB will vote  against  resolutions  that would allow the Board to consider        AGAINST
     stakeholder interests (local communities,  employees, suppliers, creditors, etc.) when faced with a takeover offer.

     Similarly,  WFB will vote for  proposals  to opt out of  stakeholder  laws,        FOR
     which permit  directors,  when taking  action,  to weight the  interests of
     constituencies   other  than  shareholders  in  the  process  of  corporate decision-making.  Such laws allow  directors to consider  nearly any factor they deem relevant in discharging their duties.

     Mergers/Acquisitions and Corporate Restructurings

     WFB will consider  proposals on mergers and  acquisitions on a case-by-case        CASE-BY-CASE
     basis.  WFB will  determine  if the  transaction  is in the  best  economic interests of the  shareholders.  WFB will take into  account the  following factors:

     o    anticipated financial and operating benefits;
     o    offer price (cost versus premium);
     o    prospects for the combined companies;
     o    how the deal was negotiated;
     o    changes  in  corporate  governance  and their  impact  on  shareholder

                                     B-101

          rights.

     In addition,  WFB will also consider  whether  current  shareholders  would        CASE-BY-CASE
     control a minority of the combined company's  outstanding voting power, and whether a reputable  financial  advisor was retained in order to ensure the protection of shareholders' interests.

     On  all  other  business   transactions,   i.e.  corporate   restructuring,        CASE-BY-CASE
     spin-offs, asset sales, liquidations, and restructurings,  WFB will analyze such  proposals  on a  case-by-case  basis and utilize the  majority of the above factors in determining what is in the best interests of shareholders.
     Specifically,  for liquidations,  the cost versus premium factor may not be applicable,  but WFB may also review the  compensation  plan for executives managing the liquidation,

     Appraisal Rights

     WFB will vote for proposals to restore, or provide shareholders with rights        FOR
     of  appraisal.  Rights  of  appraisal  provide  shareholders  who  are  not satisfied  with  the  terms  of  certain  corporate  transactions  (such as mergers) the right to demand a judicial  review in order to  determine  the fair value of their shares.

     Mutual Fund Proxies

     WFB will  usually vote mutual fund proxies as  recommended  by  management.        FOR
     Proposals may include, and are not limited to, the following issues:

     o    eliminating the need for annual meetings of mutual fund shareholders;
     o    entering  into  or  extending   investment   advisory  agreements  and
          management contracts;
     o    permitting   securities   lending  and   participation  in  repurchase
          agreements;
     o    changing fees and expenses; and
     o    changing investment policies.

     An investment  advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset  size.
     Most  agreements  require  that the  particular  fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets.  In exchange for this consideration,  the investment advisor manages the fund's account,  furnishes  investment  advice,  and  provides  office  space  and facilities  to  the  fund.  A new  investment  advisory  agreement  may  be necessitated  by the  merger  of the  advisor  or the  advisor's  corporate parent.

                                     B-102

     Fundamental  investment   restrictions  are  limitations  within  a  fund's
     articles  of  incorporation  that  limit the  investment  practices  of the particular fund. As fundamental,  such  restrictions may only be amended or
     eliminated   with   shareholder   approval.    Non-fundamental   investment
     restrictions may be altered by action of the board of trustees.

     Distribution agreements are agreements authorized by guidelines established under the  Investment  Company Act of 1940 and, in  particular,  Rule 12b-1 thereunder,  between a fund and its  distributor,  which  provide  that the distributor is paid a monthly fee to promote the sale of the fund's shares.

     Reorganizations  of  funds  may  include  the  issuance  of  shares  for an acquisition  of a fund, or the merger of one fund into another for purposes of consolidation.

     The mutual fund industry is one of the most highly regulated industries, as it is subject to:  individual  state law under which the company is formed;
     the federal Securities Act of 1933; the federal Securities  Exchange Act of
     1934; and the federal Investment Company Act of 1940.

     Social and Environmental Proposals

     WFB will  generally  vote  against  social and  environmental  proposals by        AGAINST
     shareholders as their impact on share value can rarely be anticipated  with any degree of  confidence.  Proposals  that limit the business  activity or capability  of the  company or result in  significant  costs do not benefit shareholder value.

     Social and environmental issues that may arise include:

     o    Energy and Environment
     o    Repressive Regimes and Foreign Labor Practices (South Africa, Northern
          Ireland, China)
     o    Military Business
     o    Maquiladora Standards & International Operations Policies
     o    World Debt Crisis
     o    Equal Employment Opportunity & Discrimination
     o    Animal Rights
     o    Product Integrity and Marketing
     o    Human Resources Issues
     o    Political and Charitable Contributions
     o    Reference to Sexual Orientation
     o    Pollution or Climate Change
     o    Genetically Engineered Ingredients/Seeds
     o    Board Diversity
     o    Arctic National Wildlife Refuge
     o    Greenhouse Gas Emissions

                                     B-103

     o    Renewable Energy Sources

                                     B-104

                             ALLIANCEBERNSTEIN L.P.

                               Proxy Voting Manual

I.   Introduction

As an  investment  adviser that  exercises  proxy voting  authority  over client securities,  AllianceBernstein  has a fiduciary duty to vote proxies in a timely manner and make voting  decisions  that are in our clients' best  interests.  To meet this obligation, we have adopted a Statement of Policies and Procedures for
Proxy  Voting (the "Proxy  Voting  Policy and  Procedures"),  which is a concise statement of our policies and procedures with respect to proxy voting.

This manual is consistent with that Statement of Policies and Procedures.  It is applicable to all of AllianceBernstein L.P.'s investment management subsidiaries and investment  services groups,  including Growth Equities,  Value Equities and
Style Blend  Equities  (collectively  "AllianceBernstein"  "we" or "us").  It is applicable to voting the proxies of both U.S. and non-U.S.  issuers. This manual is  intended  for use by those  involved  in the proxy  voting  decision  making process and those  responsible  for the  administration  of proxy voting ("Proxy
Voting  Administrators")  in order to ensure that the  Statement of Policies and
Procedure is implemented  consistently.  The voting guidelines  contained herein are  intended to be  responsive  to the wide range of  subjects  that may have a significant effect on the value of the securities held in our clients' accounts.

The Growth and Value groups have established their own proxy voting  committees.
While the policies  contained in the  Statement of Policies and  Procedures  and this manual apply to both groups, the proxy voting decisions are made within the appropriate investment discipline.  Different investment philosophies may result in different conclusions being drawn regarding certain proposals and in turn may result in the two groups voting differently on the same proposal.  Nevertheless, both groups  always vote  proxies with the goal of  increasing  the value of the securities in their client portfolios.

II.  Proxy Voting Committees

     A.   Growth Committee

     The Proxy Voting  Committee for Growth  Equities  (the "Growth  Committee")
     consists of senior  investment  professionals and a member of the Legal and
     Compliance Department.  It is the responsibility of the Growth Committee to evaluate and maintain proxy voting  procedures and guidelines,  to evaluate proposals  and  issues  not  covered by these  guidelines  and to  consider changes in policy. The Growth Committee will review the Proxy Voting Policy and  Procedures  and this manual no less than  annually.  In addition,  the
     Growth  Committee  meets as necessary to address  special  situations.  The
     Growth  Committee  may consult  the  portfolio  managers  in whose  managed accounts  the  stock  is

                                     B-105

     held, research analysts,  clients, corporate managements,  interest groups, and consultants in researching proxy issues.

     B.   Value Committee

     The Proxy  Voting  Committee  for Value  Equities  (the "Value  Committee")
     consists of senior Bernstein  investment  professionals and a member of the
     Legal and  Compliance  Department.  It is the  responsibility  of the Value
     Committee to evaluate and maintain proxy voting  procedures and guidelines, to  evaluate  proposals  and issues not  covered  by these  guidelines,  to consider  changes in policy and to determine  how to vote on proxy  issues.
     The Value  Committee will review the Proxy Voting Policy and Procedures and this manual no less than  annually.  The Value  Committee  may consult with
     Bernstein  Investment  Policy Group members,  research  analysts,  clients, corporate  managements,  interest  groups,  and  consultants in researching proxy issues.

III. Conflicts of Interests

     A.   Introduction

     As a fiduciary we owe our clients an undivided  duty of loyalty.  We strive to avoid even the  appearance of a conflict that may  compromise  the trust our clients  have placed in us and insist on strict  adherence to fiduciary standards and compliance with all applicable  federal and state  securities laws. We have adopted a comprehensive  Code of Business Conduct and Ethics, as well as a Policy Statement on Ethics to meet these obligations.  As part of this duty and as expressed  throughout the Code and Statement on Ethics,
     AllianceBernstein places the interests of our clients first and attempts to avoid any actual or potential conflicts of interests.

     AllianceBernstein  recognizes  that  there  may  be  a  potential  material conflict  of interest  when we vote a proxy  solicited  by an issuer  whose
     retirement   plan   we   manage,   or  we   administer,   who   distributes
     AllianceBernstein sponsored mutual funds or with whom we or an employee has another  business or personal  relationship  that may affect how we vote on the issuer's proxy.  Similarly,  may have a potential  material conflict of interest when deciding how to vote on a proposal  sponsored or supported by a  shareholder  group  that is a client.  In order to avoid  any  perceived conflict of interests,  the following  procedures have been established for use when we  encounter  a  potential  conflict  to ensure  that our  voting decisions  are based on our clients'  best  interest and not the product of conflict.

     B.   Adherence to Stated Proxy Voting Policies

     Generally,  all  votes  are cast in  accordance  with  this  policy(4).  In situations  where our policy is  case-by-case,  this manual often  provides criteria that will guide our decision.  In situations where our policy on a particular  issue is case-by-case and the vote cannot be clearly decided by an  application  of our stated policy,  a member of the  appropriate  proxy committee or his/her  designee will make the voting  decision in accordance with the basic  principal of our policy to vote proxies with the  intention of increasing the value of the securities in our client accounts.  In these situations,  the voting rationale must be documented either on ISS's voting platform, by retaining relevant emails or another appropriate method. Where appropriate,  the views of investment  professionals  are  considered.  All votes cast contrary to our stated voting policy on specific  issues must be documented.  On an annual basis, the proxy committees will receive a report of all such votes.

___________________________
(4) From time to time a client may request that we vote their proxies consistent with AFL-CIO  guidelines  or the policy of the National  Association  of Pension
Funds. In those situations,  AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client's best interests.

                                     B-106

     C.   Disclosure of Conflicts

     When  considering  a proxy  proposal,  members of the Proxy  Committees  or investment  professionals  involved  in the  decision-making  process  must disclose any potential conflict  (including  personal  relationships)  that they are aware of to the  chairman of the  appropriate  proxy  committee as well as any  substantive  contact  that they  have had with any  interested outside  party  (including  the issuer or  shareholder  group  sponsoring a proposal)  regarding the proposal.  Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If the Chairman of the Proxy  Committee  has a conflict  of  interest,  he or she must also recuse themselves from the decision making process.

     D.   Confidential Voting

     It is AllianceBernstein's  policy to support confidential voting. Employees are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the proxy committees;  (ii) portfolio managers  that hold the security in their managed  accounts;  and (iii) the research  analyst(s)  that  covers  the  security.  Members  of  the  proxy committees,  portfolio  managers and research  analysts are prohibited from disclosing our intended vote or how we have voted to anyone.  However, upon a  request  from  a  client,  the  proxy  committee  or  the  Proxy  Voting
     Administrators may disclose our vote to a client (or the client's portfolio or administrative contact within the firm) that holds the security in their account.  Also, subject to the approval of the appropriate proxy committee, we may from time to time  participate  in surveys  conducted by shareholder groups or consultants.

     On occasion, clients for whom we do not have proxy voting authority may ask us for  advice  on proxy  votes  that  they  cast.  A member  of the  proxy committee may offer such advice subject to an understanding with the client that the advice shall remain confidential.

     Any  substantive  contact  regarding  proxy  issues  from the  issuer,  the issuer's  agent,  or a  shareholder  group  sponsoring  a proposal  must be reported to the chairman of the appropriate proxy committee if such contact was material to a decision to vote contrary to our stated policies. Routine administrative inquiries from proxy solicitors need not be reported.

                                     B-107

     E.   Potential Conflicts List

     No less than annually, a list of companies whose proxy may pose a potential conflict of  interests is compiled by the Legal and  Compliance  Department
     (the "Potential Conflicts List") which includes companies and organizations that may have an interest in a proxy voting decision. This list includes:

          o    Publicly  Traded  Clients  from the  Russell  3000 and the Morgan
               Stanley  Capital  International  Europe  Australia Far East (MSCI
               EAFE) + Canada Index
          o    Publicly  traded  companies  that  distribute   AllianceBernstein
               mutual funds
          o    Bernstein  Private(5) clients who are directors,  officers or 10%
               shareholders of publicly traded companies
          o    Companies whose retirement plans we administer
          o    Clients who sponsor,  publicly support or have material  interest in a proposal upon which we will be eligible to vote;
          o    Publicly traded affiliated companies
          o    Companies where an employee of AllianceBernstein or AXA Financial has identified an interest
          o    Any other conflict of which the proxy committee becomes aware(6).

     AllianceBernstein's  votes for all meetings on the Potential Conflicts List will be documented, applying the tests described in Section G.

     F.   Review of Third Party Research Services Conflicts of Interest

     Because  under  certain  circumstances  we consider the  recommendation  of
     Institutional  Shareholder  Services  ("ISS")  and Glass  Lewis,  the proxy committees  will  take  reasonable  steps  to  verify  that  ISS is in fact independent  based on all of the  relevant  facts and  circumstances.  This includes reviewing ISS and Glass Lewis's conflict management  procedures on an annual basis. When reviewing these conflict  management  procedures,  we will consider, among other things, whether ISS and Glass Lewis (i) have the capacity and  competency to adequately  analyze proxy issues;  and (ii) can make such  recommendations in an impartial manner and in the best interests of our clients.

     G.   Review of Proposed Votes

     When we encounter a potential  conflict we review our  proposed  vote using the  following  analysis to ensure that our voting  decision is  consistent with our clients' best interests.

          1.   If our proposed vote is  consistent  with our stated proxy voting policy, no further review is necessary.

          2.   If our  proposed  vote is  contrary  to our stated  proxy  voting policy but is also contrary to our client's position,  no further review is necessary.

________________________
(5) Only  private  clients  whose  account  exceeds a  specified  threshold,  as determined by the proxy committees,  will be included on the Potential Conflicts
List
(6) The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict

                                     B-108

          3.   If our  proposed  vote is  contrary  to our stated  proxy  voting policy or is not covered by our policy,  is  consistent  with our client's recommendation, and is also consistent with the views of
               ISS or Glass Lewis, no further review is necessary.

          4.   If our  proposed  vote is  contrary  to our stated  proxy  voting policy  or is  not  covered  by our  policy,  is  consistent  our client's  recommendation  and is contrary to the views of ISS and
               Glass Lewis, the vote will be presented to the Independent Mutual
               Fund Compliance Officer (ICO). The ICO will determine whether the proposed vote is reasonable.  If the ICO cannot determine whether
               the   proposed   vote  is  not   reasonable,   he  may   instruct
               AllianceBernstein  to refer the votes back to the clients or take other actions as he deems  appropriate.  The ICO's review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

IV.  Research Services

AllianceBernstein  subscribes to the  corporate  governance  and proxy  research services of ISS and Glass Lewis. All of our investment professionals have access to these resources.

For  companies  held in index  strategies  or other  unmanaged  assets,  where a proposal is not covered by our policies,  we may follow the vote  recommendation of one of our third party research services.

V.   Client Reporting

Many AllianceBernstein clients have requested that we provide them with periodic reports on how we voted their proxies.  Clients may obtain information about how
we  voted  proxies  on  their  behalf  by  contacting  their   AllianceBernstein
administrative representative. Alternatively, clients may make a written request for proxy voting information to:

     Mark R. Manley
     Senior Vice President, Deputy General Counsel & Chief Compliance Officer
     AllianceBernstein L.P.
     1345 Avenue of the Americas
     New York, NY 10105

VI.  Rule 204-2 Recordkeeping

Pursuant to Rule 204-2,  all of the records  referenced below will be kept in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such  record,  the first two years in an appropriate office of AllianceBernstein.

     A.   Proxy Voting Policies and Procedures

                                     B-109

     The Statement of Policies and  Procedures  shall be maintained in the Legal and  Compliance  Department and posted on our public  internet  site.  Each location  where proxy voting  administration  takes place shall  maintain a copy of this manual.

     B.   Proxy Statements Received Regarding Client Securities

     For U.S.  Securities(7),  AllianceBernstein  relies on the  Securities  and
     Exchange  Commission's  EDGAR  system  to  maintain  copies  of each  proxy statement we receive regarding client securities. For Non-U.S., Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

     C.   Records of Votes Cast on Behalf of Clients

     Records of votes cast by AllianceBernstein  are retained  electronically by our proxy voting agent, ISS.

     D.   Records of Clients Requests for Proxy Voting Information

     Copies  of  written   requests   from  clients  for   information   on  how
     AllianceBernstein  voted their  proxies  shall be retained in the Legal and
     Compliance   Department.   Responses  to  written  and  oral  requests  for
     information  on how we  voted  their  proxies  will be  kept in the  Client
     Reporting Department.

     E.   Documents Prepared by the Adviser Material to Voting Decisions

     The proxy voting  committees  are  responsible  for  maintaining  documents prepared by the committee or any other AllianceBernstein employee that were material to the  decision on how to vote.  Therefore,  where an  investment
     professional's   opinion  is   essential  to  the  voting   decision,   the
     recommendation from investment professionals must be made in writing to the proxy committee.

VII. Proxy Voting Procedures

     A.   Vote Administration

     In  an   effort   to   increase   the   efficiency   of   voting   proxies,
     AlliancreBernstein  uses ISS to act as its voting  agent for our clients' US and non-US holdings.

     Issuers  initially  send proxy  information to the custodians of our client accounts. AllianceBernstein instructs these custodian banks to direct proxy related materials to ISS's offices. ISS provides  AllianceBernstein  with a proposed vote for each resolution. A Proxy Voting Administrator reviews the ballots via ISS's web  platform,  Governance  Analytics.  Using  Governance
     Analytics,  the Proxy Voting Administrator  indicates our acceptance of the proposed vote, or changes the vote in accordance with our voting  decision.
     ISS then  returns the proxy  ballot  forms to the  designated  returnee for tabulation.

________________________
(7) U.S.  securities  are  defined as  securities  of issuers  required  to make reports  pursuant  toss.12  of the  Securities  Exchange  Act of 1934.  Non-U.S.
securities are defined as all other securities.

                                     B-110

     If necessary, any paper ballots we receive will be voted via mail or fax.

     B.   Proxies of certain Non-US Issuers

     Proxy voting in certain countries  requires "share blocking."  Shareholders wishing to vote their proxies must deposit their shares  shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking  period,  shares that will be voted at the meeting  cannot be sold until the meeting  has taken place and the shares are  returned to the clients' custodian banks. We may determine that the value of exercising the vote does not outweigh  the  detriment of not being able to transact in the shares during this period.  Accordingly,  if share  blocking is required we may abstain  from voting  those  shares.  In such a situation we would have determined  that the cost of voting  exceeds  the  expected  benefit to the client.

     In addition, voting proxies of issuers in non-US markets may give rise to a number of  administrative  issues  that may  prevent  us from  voting  such proxies. For example, we may receive meeting notices without enough time to fully  consider the proxy or after the cut-off date for voting.  Similarly,
     proxy  materials  for  some  non-US  issues  may  not  contain   disclosure
     sufficient  to arrive at a voting  decision;  in which cases we may abstain from voting. Other markets require us to provide local agents with power of attorney prior to implementing us voting  instructions.  Although it is our policy to seek to vote all proxies for securities  held in client  accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     C.   Loaned Securities

     Many of our  clients of  AllianceBernstein  have  entered  into  securities lending  arrangements with agent lenders to generate additional revenue. We will not be able to vote  securities  that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant  impact on the  investment,  we may request that clients recall  securities  that are on loan if we  determine  that the  benefit of voting  outweighs  the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. Exhibit A

                                     B-111

VIII. PROXY VOTING GUIDELINES

Set forth below is  AllianceBernstein's  proxy voting  guidelines  pertaining to specific  issues.  Proposals  are  generally  voted  in  accordance  with  these guidelines;  however,  we may deviate  from the  guidelines  if warranted by the specific facts and circumstances of the situation. In addition, these guidelines are not  intended to address  all issues  that may appear on all proxy  ballots.
Proposals not specifically  addressed by these guidelines,  whether submitted by management or shareholders will be evaluated on a case-by-case basis, keeping in mind the  objective  of these  guidelines  which is to increase the value of the securities in our clients' accounts.

These  guidelines  are divided into two  sections:  management  and  shareholder proposals.  These  guidelines  are  intended  to  provide an  indication  on how
AllianceBernstein will respond to certain proxy voting issues. Where this policy indicates  we will vote in favor of a management  proposal on a given issue,  we would in turn vote against a  corresponding  shareholder  proposal (e.g. we will vote for management  proposals to eliminate  cumulative  voting and vote against shareholder proposals to adopt it).

     A.   MANAGEMENT PROPOSALS- BUSINESS / FINANCIAL ISSUES

          1.   Election of Directors                                         For

          Unless  there  is a  proxy  contest  for  seats  on  the  Board  or if
          AllianceBernstein  determines that there are other compelling  reasons for  withholding  votes  for  directors,  we will vote in favor of the management-proposed slate of directors.

          AllianceBernstein  believes that  directors  have a duty to respond to
          shareholder  actions  that  have  received   significant   shareholder
          support. We may withhold votes (or vote against in non-US markets) for directors  that fail to act on key issues such as failure to implement proposals to declassify  boards,  failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders  have tendered their shares (provided we supported, or would have supported, the  original  proposal).  In  addition,  we will  withhold  votes for directors who fail to attend at least 75% of board  meetings  within a given year without a  reasonable  excuse.  Finally,  we may abstain or vote against  (depending on a company's  history of disclosure in this regard)  directors  of non-U.S.  issuers  where there is  insufficient information about the nominees disclosed in the proxy statement.

          While  AllianceBernstein  believes companies should have a majority of
          independent   directors  and  independent   key   committees,   absent
          compelling  reasons to the  contrary,  we will not withhold  votes for directors who meet the definition of  independence  of the exchange on which the  company's  shares  are  traded.  In  addition,  we will not withhold votes for directors  because they serve on a number of boards of directors.

          We may withhold votes for directors for poor compensation practices.

                                     B-112

          AllianceBernstein  will  consider the  election of  directors  who are
          "bundled"  on a single slate on a case by case based  considering  the amount of  information  available  and an  assessment  of the  group's qualifications.

                 Controlled Company Exemption                       Case-by-Case

          NYSE listing  standards provide that listed companies where 50% of the voting power is held by an individual,  group or another company, need not comply  with the  requirement  to have a majority  of  independent directors and independent  key  committees.  Where a company was taken advantage of this "controlled  company" exemption we will not withhold votes for  directors  for failure to  establish  majority  independent board of key committees  directors  provided that  shareholders with a
          majority   voting   interest  have  a  majority   economic   interest.
          Conversely,  we will  withhold  votes from  directors  for  failure to adhere  to  such  independence  standards  where  shareholders  with a majority voting interest have a minority economic interest.

                Voting for Director Nominees in a Contested Election Case-by-Case

          Votes  in  a  contested  election  of  directors  are  evaluated  on a case-by-case  basis  considering,  among other  things,  the following factors: the target company's long-term financial performance relative
          to  its   industry;   management's   track   record  with  respect  to
          safeguarding  the  interests of  shareholders;  the  background of the proxy  contest  including the steps the  dissidents  took to influence management prior to initiating the proxy contest;  the  qualifications of director nominees of both the incumbent and dissident  slates;  and an evaluation of the objectives and goals made in the competing offers as well as the likelihood  that the proposed  objectives and goals can be met.

          2.   Appointment of Auditors                                       For

          AllianceBernstein believes that the company is in the best position to choose the  accounting  firm and will generally  support  management's recommendation.  While the  Sarbanes-Oxley  Act of 2002 has proscribed certain non-audit services by auditors, there are still many non-audit services that auditing firms are permitted to provide to a company. We recognize  that  there  may be  inherent  conflicts  when a  company's independent  auditors perform  substantial  non-audit related services for the company.  Therefore,  in reviewing a proposed  auditor we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm and if there are any other  reasons  to  question  the  independence  of the firm's auditors.

          3.   Approval of Financial Statements                              For

          In some  markets,  companies  are required to submit  their  financial statements  for  shareholder  approval.  This is a routine item and as such  AllianceBernstein  will  vote  for  the  approval  of  financial statements unless there are appropriate reasons to vote otherwise.

          4.   Approval of Internal Statutory Auditors                       For

                                     B-113

          Some  markets  (e.g.  Japan)  require the annual  election of internal statutory  auditors.  Internal  statutory  auditors  have a number  of duties, including supervising management, ensuring compliance with the articles of association  and reporting to a company's board on certain financial  issues.  In most cases, the election of internal  statutory
          auditors  is  a  routine  item  and  AllianceBernstein   will  support
          management nominee provided that they meet the regulatory requirements for serving as  statutory  auditors.  That said,  we may vote  against nominees who are designated  independent  statutory auditors who serve as  executives of a subsidiary or affiliate of the issuer or there are other reasons to question the independence of the nominees.

          5.   Increase Authorized Common Stock                     Case-by-Case

          AllianceBernstein   will  generally   support  proposals  to  increase
          authorized  common  stock when it is  necessary  to  implement a stock split,  aid in a restructuring  or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation  plans.  We will oppose  increases in  authorized  common stock  where  there  is  evidence  that the  shares  are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could  excessively  dilute the value of the
          outstanding  shares  upon  issuance.   In  addition,   a  satisfactory
          explanation of a company's  intentions  must be disclosed in the proxy statement  for  proposals  requesting  an increase of greater than one
          hundred  percent  of  the  shares  outstanding.   Moreover,  we  would
          generally support the use of derivative  instruments (e.g. put options and call  options)  as part of a share  increase  proposal  absent any reason to the contrary.

          Under  certain  circumstances  where we  believe it is  important  for shareholders  to have an opportunity  to maintain  their  proportional ownership,  we may oppose proposals requesting shareholder approve the
          issuance  of  additional   shares  if  those  shares  do  not  include
          preemptive rights.

          In Hong Kong, it is common for companies to request board authority to issue new shares up to 20 percent of outstanding  share  capital.  The authority typically lapses after one year.  AllianceBernstein may vote against  plans  that do not  prohibit  issuing  shares at a  discount, taking into account whether a company has a history of doing so.

          6.   Authorize Share Repurchase                                    For

          We will generally support share repurchase  proposals that are part of a well  articulated  and conceived  capital  strategy.  We will assess proposals to give the Board unlimited  discretion to repurchase shares on a case-by-case basis.  Furthermore,  we would generally support the use of derivative  instruments  (e.g. put options and call options) as part of a share repurchase plan absent any reason to the contrary.

          7.   Changes in Board Structure and
               Amending the Articles of Incorporation                        For

          Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies  are  filled,  directors  are

                                     B-114

          nominated  or the number of  directors.  Such  proposals  may  require amending  the  charter  or by-laws or  otherwise  require  shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore,  AllianceBernstein generally votes in favor of such proposals.

          Other changes in a company's  charter,  articles of  incorporation  or by-laws are usually technical or  administrative  in nature.  Absent a compelling  reason to the  contrary,  we will support such  proposals.
          However,  we may oppose  proposals that would permit the management to establish  the size of the board  outside a  specified  range  without shareholder approval.

          8.   Corporate Restructurings,
               Merger Proposals and Spin-offs                       Case-by-Case

          Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis.
          For AllianceBernstein  accounts, the views of the research analyst who covers the  particular  company  and/or the portfolio  managers of the client accounts with holdings in the company are weighed heavily.  For
          Bernstein,  the  Bernstein  Proxy Voting  Committee,  in  consultation appropriate  Investment  Policy Group and the research  analyst,  will determine how the proxy should be voted.

          9.   Considering Non-Financial Effects
               of a Merger Proposal                                      Against

          We will oppose proposals that require the Board to consider the impact a merger  would have on groups  other than a  company's  shareholders, such as employees,  consumers,  business partners, and the communities in which the company is located. We expect that a company's Board will act only in the best interest of its shareholders at all times.

          10.  Director Liability and Indemnification               Case-by-Case

          Some  companies  argue that  increased  indemnification  and decreased
          liability   for  directors  are  important  to  ensure  the  continued
          availability of competent  directors.  However,  others argue that the
          risk  of  such  personal   liability   minimizes  the  propensity  for
          corruption and negligence.

          Moreover,  increased  litigation against directors and an accompanying rise in the cost for  directors  liability  insurance  has  prompted a number of states to adopt laws that reduce a director's  liability for a breach of the  fiduciary  duty of care.  These  state  laws  usually require shareholder approval of this statutory protection.

          Generally,  AllianceBernstein will support indemnification  provisions that are in accordance with state law.  AllianceBernstein will vote in favor of proposals adopting indemnification for directors with respect to acts  conducted in the normal  course of business.  We will vote in favor of proposals that expand  coverage for directors and officers in the event their legal defense is  unsuccessful  but where the director was found to have acted in good faith and in the best interests of the company. We will oppose indemnification for gross negligence.

                                     B-115

          11.  Limitations of Liability of External
               Statutory Auditors                                   Case-by-Case

          In Japan,  companies  may limit the  liability  of external  statutory auditors in the event of a shareholder  lawsuit.  However, a vote by 3 percent or more of  shareholder  can  nullify  these  limits.  We will review such  proposals  on a case by case basis,  considering  whether such a provision is necessary to secure their appointment  whether and it is clearly in shareholders interests.

          12.  Executive and Employee Compensation Plans            Case-by-Case

          Executive and employee  compensation plans ("Compensation  Plans") are designed to attract, hold and motivate good executives, employees and, increasingly,  outside directors.  However, some plans are excessively generous and reward only a small percentage of top executives.

          Compensation  Plans are the single most  common,  and perhaps the most complex,  item  shareholders are called upon to decide.  Additionally, they are a major  corporate  expense  and  therefore  warrant  careful study. Because each plan may be different,  it is necessary to look at the terms and conditions of each proposed plan to ensure that the plan
          properly   aligns  the  long  term   interests   of   management   and
          shareholders.

          AllianceBernstein  will  review the  proposed  stock  option  plans to ensure that shareholder  equity will not be excessively  diluted,  the exercise price is not below market price on the date of grant,  and an excessive  percentage  of the  company's  shares are not  granted  but unexercised and/or reserved under other plans (commonly referred to as
          "overhang").

          Careful  consideration  is given to  proposals  that seek  approval of plans where the dilution level of the proposed  option plan,  together with all other continuing  plans,  exceeds 10 to 20%. In addition,  we will  scrutinize  closely  Compensation  Plans that permit granting in excess  of 2% of the  shares  outstanding  in a given  year  (commonly referred to as the "run rate") and will look  favorably  on plans that specifically  restrict  annual grants to below this level. We may also evaluate a company's run rate over the preceding  three years,  taking into account  grants of options as well as restricted  stock.  We will generally  oppose  plans that permit  repricing  of  underwater  stock options without shareholder  approval.  We also consider other factors such as the company's performance and industry practice.

          AllianceBernstein  will utilize  outside  proxy  advisory  services to assist in compiling the data relevant to our decision.

          In some markets (e.g. Australia) compensation plans may permit vesting of compensation  awards to be "retested" (i.e.  measured against their performance  benchmark)  after a  specified  date.  We  will  consider approval  of such  plans  on a  case-by-case  basis,  considering  the specific  terms of the plan,  including the volatility of the industry and the number and duration of the retests.

          Where  disclosure  relating to the details of  employees  or executive compensation  plans are  inadequate or provided  without  insufficient time for us to  consider  our vote,  we may  abstain or

                                     B-116

          vote  against,  depending  on  the  adequacy  of the  company's  prior disclosures in this regard.  Where appropriate we may take other steps including raising the issue with the company directly.

          13.  Stock Splits                                         Case-by-Case

          Companies often seek shareholder approval for stock splits in order to increase  the  liquidity of the common  stock,  by lowering the price,
          thereby  making  the  stock  more   attractive  to  small   investors.
          AllianceBernstein   will  generally  vote  in  favor  of  stock  split
          proposals.

          14.  Approve Remuneration Reports                         Case-by-Case

          In certain markets, (e.g. Australia and the United Kingdom),  publicly traded  issuers  are  required  by law  to  submit  for a  non-binding
          shareholder  vote  the  company's   Remuneration  Report.  The  report
          contains,   among  other   things,   the  nature  and  amount  of  the
          compensation of the directors and certain  executive  officers as well as a discussion of the company's  performance.  AllianceBernstein will evaluate  Remuneration  Reports on a case-by-case  basis,  taking into account the reasonableness of the company's compensation structure and the  adequacy of the  disclosure.  Where a  compensation  plan permits retesting of performance  based awards,  we will consider the specific terms of the plan,  including  the  volatility of the industry and the number and duration of the  retests.  We may abstain or vote against a plan if disclosure of the  remunermation  details in inadequate or the report it is not provided to  shareholders  with sufficient time prior to the meeting to consider its terms.  In markets  where  remuneration reports are not required,  we will vote against shareholder  proposals asking the board to adopt a policy that the company's  shareholders be given the opportunity to vote on an advisory resolution to approve the compensation  committee's  report.  This  policy  is based on our view that, absent compelling reasons to the contrary,  the determination of the  right  amount  and mix  awards  is best left to the board and its
          compensation  committee,   which  can  be  held  accountable  for  its
          decisions  through the election of directors.  Moreover,  subjecting a particular company to this additional  approval,  when other companies in its  industry  are not,  could place the  company at a  competitive disadvantage in attracting employees.

          15.  Approve Remuneration for Directors and Auditors      Case-by-Case

          We will vote on a  case-by-case  basis  where we are asked to  approve remuneration  for  directors or auditors.  However,  where  disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote  against,  depending  on  the  adequacy  of the  company's  prior disclosures in this regard.  Where appropriate we may take other steps including raising the issue with the company directly.

          16.  Approve Retirement Bonus for Directors              Case-by- Case

          Retirement  bonuses  are  normal  practice  in Japan.  Companies  seek approval to give the board authority to grant  retirement  bonuses for directors  and/or auditors and to leave the exact amount

                                     B-117

          of bonuses to the board's  discretion.  We will analyze such proposals on  a  case-by-case  basis,  considering  management's  commitment  to maximizing shareholders value.

     B.   MANAGEMENT PROPOSALS-ANTI-TAKEOVER ISSUES

          1.   Blank Check Preferred Stock                               Against

          A Blank Check  Preferred  Stock  proposal is one that  authorizes  the issuance of certain  preferred  stock at some future point in time and allows the Board to establish voting, dividend,  conversion, and other rights at the time of issuance.  While blank check preferred stock can provide a  corporation  with the  flexibility  needed to meet changing financial  conditions,  it  also  may  be  used  as  the  vehicle  for implementing a poison pill defense, or some other entrenchment device.
          Our concern is that once this stock has been authorized,  shareholders have no further  power to determine  how or when it will be allocated.
          Accordingly, we will generally oppose this type of proposal.

          2.   Classified Boards                                         Against

          A classified  board typically is divided into three separate  classes.
          Each  class  holds  office  for a term of two or three  years.  Only a portion of the Board can be elected or replaced each year.  Since this
          type  of  proposal   has   fundamental   anti-takeover   implications,
          AllianceBernstein  opposes the adoption of  classified  boards  unless there is a justifiable  financial  reason or where an adequate  sunset provision exists. However, where a classified board already exists, we will not withhold votes for directors who sit on such boards.  We will withhold  votes  for  directors  that  fail to  implement  shareholder approved proposals to declassify boards.

          3.   Fair Price Provisions                                Case-by-Case

          A Fair Price Provision in the company's charter or by-laws is designed to ensure that each shareholder's  securities will be purchased at the same price if the  corporation  is acquired under a plan not agreed to by the Board.  In most  instances,  the  provision  requires  that any tender offer made by a third party must be made to all shareholders at the same price.

          Fair  pricing  provisions  attempt to prevent  the  "two-tiered  front loaded  offer"  where the  acquirer  of a company  initially  offers a premium for a sufficient  percentage  of shares of the company to gain control and subsequently  makes an offer for the remaining shares at a much lower price.  The  remaining  shareholders  have no choice but to accept the offer. The two-tiered  approach is coercive as it compels a shareholder to sell his or her shares  immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

          AllianceBernstein   will   consider   fair  price   provisions   on  a
          case-by-case  basis. We will vote against any provision where there is
          evidence  that   management   intends  to  use  the  provision  as  an
          anti-takeover  device as well as any fair  price  provision  where the
          shareholder   vote   requirement   is  greater   than  a  majority  of
          disinterested  shares (i.e. shares  beneficially  owned by individuals other than the acquiring party).

                                     B-118

          4.   Limiting a Shareholder's Right to
               Call Special Meetings                                     Against

          Companies  contend that  limitations upon the  shareholders'  right to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover  implications  because they prevent a  shareholder  or a group of  shareholders  who have acquired a  significant  stake in the company from forcing  management to address  urgent issues such as the
          potential   sale  of  the  company.   Because  most  states   prohibit
          shareholders from abusing this right, we see no justifiable reason for
          management   to  eliminate   this   fundamental   shareholder   right.
          Accordingly, we generally will vote against such proposals.

          5.   Limiting a Shareholder's Right to
               Act by Written Consent                                    Against

          Action by  written  consent  enables a large  shareholder  or group of shareholders of a company to initiate votes on corporate matters prior
          to  the  annual   meeting.   AllianceBernstein   believes  this  is  a
          fundamental shareholder right and therefore will oppose proposals that seek to  eliminate  or limit this right.  Conversely,  we will support shareholder proposals seeking to restore these rights.

          6.   Supermajority Vote Requirements                           Against

          A supermajority  vote  requirement is a charter or by-law  requirement that,  when  implemented,  raises  the  percentage  (higher  than  the customary  simple  majority)  of  shareholder  votes needed to approve certain proposals,  such as mergers,  changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

          In most instances,  AllianceBernstein  will oppose these proposals and will support  shareholder  proposals that seek to reinstate the simple majority vote requirement.

          7.   Reincorporation                                      Case-by-Case

          AllianceBernstein  performs a  case-by-case  review of proposals  that seek  shareholder  approval to  reincorporate  in a different state or country taking into consideration  management's stated reasons for the proposed move.

          There are many  valid  business  reasons a  corporation  may choose to reincorporate in another jurisdiction.  For example,  corporations may choose to  reincorporate  to another state after a restructuring  or a merger or they may seek the  flexibility  certain  states  offer  when organizing and operating a corporation's internal governance. Delaware
          is  the  state  most  often  selected.   However,   in  many  cases  a
          reincorporation  proposal  is an  attempt by the  corporation  to take advantage of a particular state's anti-takeover statute.

                                     B-119

          Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that  serve as tax  havens.  AllianceBernstein  recognizes  that  such provisions  can help  facilitate  the  growth  of a  company's  non-US business  and can  potentially  benefit  shareholders  when a  company
          lowers   its  tax   liability.   When   evaluating   such   proposals,
          AllianceBernstein  considers  factors  such  as  the  location  of the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences to shareholders as a result of the reincorporation.

          8.   Issuance of Stock with Unequal Voting Rights              Against

          Proposals seeking shareholder  approval for the issuance of stock with unequal voting rights generally are used as an  anti-takeover  device.
          These   proposals   are   frequently   structured   as  a  dual  class
          capitalization   plan  that  establishes  two  classes  of  stock.  To
          encourage shareholders to approve plans designed to concentrate voting power in the hands of  insiders,  some plans give higher  dividends to shareholders  willing to exchange  shares with superior  voting rights for shares with inferior voting rights.

          Unequal voting rights plans are designed to reduce the voting power of existing  shareholders and concentrate a significant  amount of voting power in the hands of management.  In the majority of instances,  they
          serve   as   an   effective    deterrent    to   takeover    attempts.
          AllianceBernstein  deems such plans unacceptable and in most instances
          will  vote  against  these  proposals.   Similarly,  we  will  support
          shareholder  proposals  that  seek  to  eliminate  dual  class  voting structures.

          9.   Elimination of Preemptive Rights                     Case-by-Case

          Preemptive  rights allow the  shareholders of the company to buy newly issued  shares  before  they are  offered  to the  public  in order to
          maintain  their  percentage  ownership.   AllianceBernstein   believes
          preemptive  rights are an important  shareholder  right and  therefore careful  scrutiny must be given to management's  attempts to eliminate them. However,  since preemptive rights can be prohibitively costly to widely  held  companies,  the  benefit of such  rights will be weighed against the economic effect of maintaining the right.

          10.  Other Business                                            Against

          Proposals  such  as  this  allow  management  to  act on  issues  that shareholders  may raise at the annual meeting.  Since it is impossible to know what issues may be raised, AllianceBernstein will vote against such proposals.

     C.   SHAREHOLDER PROPOSALS-CORPORATE GOVERNANCE ISSUES

          1.   Submit Company's Shareholder Rights
               Plan to Shareholder Vote                                      For

                                     B-120

          Most  shareholder  rights plans (also known as "poison  pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company,  the acquiring company,  or both, at a substantial  discount once a "triggering  event" occurs.  A triggering event is  usually  a hostile  tender  offer or the  acquisition  by an outside party of a certain percentage of the company's stock.  Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity  interest and the voting rights of the potential  acquirer  once the plan is triggered.  A shareholder rights  plan  is  designed  to  discourage  potential  acquirers  from acquiring  shares  to make a bid  for  the  issuer.  We  believe  that measures  that  impend  takeovers  or  entrench  management  not  only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.

          AllianceBernstein  will  support  shareholder  proposals  that seek to require  the  company  to  submit  a  shareholder  rights  plan  to  a shareholder  vote.  AllianceBernstein  will evaluate on a case-by-case basis proposals to implement or eliminate a rights plan.

          2.   Implement Confidential Voting                                 For

          Proponents  of  confidential  voting argue that proxy voting should be conducted  under  the  same  rules of  confidentiality  as  voting  in political and other elections -- by secret ballot, with an independent party verifying the results.  Supporters of these proposals argue that open balloting  allows  management to re-solicit  shareholders  and to urge--or sometimes  coerce--them into changing their votes.  Opponents argue that  confidential  voting makes it more difficult for a company to garner the necessary votes to conduct business  (especially where a supermajority  vote  is  required)  because  proxy  solicitors  cannot
          determine  how  individual   shareholders   voted.   AllianceBernstein
          supports  confidential  voting  because  we  believe  that  voting  on shareholder  matters  should be free of any  potential for coercion or undue influence from the company or other interested parties.

          3.   Adopt Cumulative Voting                                   Against

          Cumulative voting is a method of electing  directors that enables each shareholder  to multiply the number of his or her shares by the number of directors  being voted upon. A shareholder  may then cast the total votes for any one  director  or a  selected  group of  directors.  For example,  A holder  of 10 shares  normally  casts 10 votes for each 12 nominees  to the Board  thus  giving  him 120 (10 x 12)  votes.  Under cumulative voting, the shareholder may cast all 120 votes for a single nominee,  60 for two, 40 for three, or any other  combination that the shareholder may choose.

          AllianceBernstein   believes  that   cumulative   voting   provides  a
          disproportionate  voice to minority  shareholders  in the affairs of a company.  Therefore we will generally vote against such proposals, and for management proposals to eliminate it.

          4.   Anti-Greenmail Proposal                                       For

          Greenmails,  commonly referred to as "legal corporate blackmail",  are payments made to a potential  hostile  acquirer who has  accumulated a significant  percentage of a company's stock. The company acquires the raider's  stock at a premium in  exchange  for an  agreement  that the

                                     B-121

          raider  will not attempt to acquire  control  for a certain  number of years. This practice  discriminates  against all other shareholders as only  the  hostile  party  receives  payment  which  is  usually  at a substantial  premium  over  the  market  value  of its  shares.  These proposals  seek to prevent  greenmail  by adopting  amendments  to the company's charter or by-laws that limit the board's ability to acquire blocks of the company's stock at above- market prices.

          AllianceBernstein  will  vote in favor of an  anti-greenmail  proposal provided the proposal has no other management initiated  anti-takeover features.

          5.   Opt Out of State Anti-takeover Law                   Case-by-Case

          Many states have enacted  anti-takeover  laws requiring an acquirer to obtain a  supermajority  of a  company's  stock  in order to  exercise control.  For example,  under Delaware law, absent board  approval,  a bidder  must  acquire  at least 85% of a  company's  stock  before the bidder can exercise control. Such laws represent a formidable takeover defense for  companies  because by simply  placing 15% of the stock in
          "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the  shareholders.  These statutes  often  allow  companies  to  opt-out  of this  law  with the approval of a majority of the outstanding shares.

          Shareholders   proposing   opt-out   resolutions   argue   that  these
          anti-takeover  laws  grant  the Board too much  power to  determine  a matter  that  should  be left  to the  shareholders.  Critics  of such proposals argue that opt-out provisions do not prevent takeovers,  but rather  provide the Board with an  opportunity  to  negotiate a better deal for all shareholders.  Since each state's  anti-takeover laws are different,  and  must  be  considered  in  the  totality  of  all of a company's takeover defenses, AllianceBernstein reviews these proposals on a case-by-case basis.

          6.   Equal Access to the Proxy                                     For

          These proposals ask companies to give shareholders equal access to the proxy materials in order to state their views on various proxy issues.

          Proponents argue that, as owners,  shareholders  should have access to the proxy  materials.  While SEC rules  provide for the  inclusion  of shareholder resolutions in the proxy materials,  there are a number of handicaps,  such  as  the  500-word  limit  on a  proponent's  written argument  and  limits  on  the  subjects  that  can be  addressed.  By contrast,  management  ability to comment on shareholder  proposals is unlimited.

          Management  often argues that  shareholders  already have  significant access  to the  proxy as  provided  by law  (i.e.,  the  right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Furthermore, it would be unworkable to open the proxy process,  management  argues, because of the large number of shareholders that might wish to comment and it would be impossible to screen out "nuisance" proposals.

          AllianceBernstein  supports  resolutions  calling for  enhancement  of shareholders'  ability to access proxy  materials to ensure that proxy
          statements   are  written  in  a  manner  that  allow  for  reasonable

                                     B-122

          consideration by shareholders. However, we believe access should still be limited to discourage proposals put forward by shareholders who may have their own agenda or who otherwise do not have the best  interests of all shareholders in mind.

          7.   Open Access to Proxy                                 Case-by-Case

          In October  2003,  the SEC  proposed  new rules that  would,  upon the occurrence of specific "triggering events",  give certain shareholders the ability to include  their  nominees  for a company's  board in the proxy statement. Access to the proxy would be triggered if:

               o    One or more directors  receives withhold votes exceeding 35%
                    of the votes cast; or

               o    A  shareholder  proposal  seeking  access  to the  proxy  is submitted by a shareholder  (or group of  shareholders)  who hold at least 1% of the shares and the  proposal is approved by a majority of votes cast.

          Once access to the proxy is triggered, shareholders that own more than
          5% of the company's securities will be eligible to nominate a director nominee (or nominees  depending on the size of the board).  Nominating shareholders must intend to continue to hold these securities  through the meeting at which the election of directors is held.

          While  this  rule has not been  adopted  (and its  future  remains  in question)  shareholders may request that a company  voluntarily submit to some  type of  open-access.  AllianceBernstein  will  analyze  such proposals on a case-by-case  basis,  considering,  among other things, the  proponent's  rationale  for the proposal.  At companies  where we believe  the  proposal  is  appropriate,  we  will  generally  support proposals  that are modeled after the SEC proposed  rule,  but only if the  open  access  is  triggered  if one or  more  directors  receives withhold  votes for 50% or more (as opposed to 35%) of the votes cast.
          Further, we will oppose plans that require the nominating  shareholder to intend to hold securities through the meeting at which the election of directors will be considered.

          From  time  to  time  we may  receive  requests  to  join  with  other
          shareholders   for  purposes  of  meeting  an  ownership   requirement
          necessary  to  nominate  a  director  or take some  other  shareholder action.  Similarly,  we may  receive  other  requests to join a voting block for  purposes  of  influencing  management.  However,  where the requesting party has a business  relationship  with  AllianceBernstein
          (e.g.  client),  agreeing  to  such a  request  may  pose a  potential conflict of interest.  Because as a fiduciary we have an obligation to vote proxies in the best  interest of our clients  (without  regard to our own  interests in  generating  and  maintaining  business with our other  clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

          As a matter of policy,  AllianceBernstein  will decline requests to be part of a group of shareholders  for purposes of meeting the ownership requirements for nominating a director.

          8    Submit Golden Parachutes/Severance Plans
               to a Shareholder  Vote                                        For

                                     B-123

          Golden   Parachutes   assure  key  officers  of  a  company  lucrative
          compensation  packages if the  company is  acquired  and/or if the new owners  terminate such  officers.  AllianceBernstein  recognizes  that offering generous compensation packages that are triggered by a change
          in  control  may  help  attract  qualified  officers.   However,  such
          compensation  packages  cannot be so excessive that they are unfair to shareholders  or make the company  unattractive  to potential  bidders
          thereby   serving   as   a   constructive   anti-takeover   mechanism.
          Accordingly,  we will  support  proposals  to submit  severance  plans
          (including  supplemental  retirement plans) that exceed 2.99 times the sum of an  executive  officer's  base  salary  plus bonus and that are triggered by a change in control to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis.

          9.   Submit Golden Parachutes/Severance Plans to a Shareholder
               Vote Prior to being Negotiated by Management              Against

          AllianceBernstein   believes  that  in  order  to  attract   qualified
          employees  companies must be free to negotiate  compensation  packages without shareholder  interference.  Shareholders must then be given an opportunity to analyze a compensation plan's final,  material terms in order to ensure it is within acceptable limits.  Accordingly,  we will oppose  proposals  that  require  submitting  severance  plans  and/or employment  contracts for a shareholder vote prior to being negotiated by management.

          10.  Disclose Executive and Director Pay                           For

          Generally,  AllianceBernstein  votes for shareholder proposals seeking additional  disclosure  of executive and director  compensation.  This policy  includes  proposals  that seek to specify the  measurement  of performance based compensation. In the U.S., the SEC has adopted rules
          to  increase  disclosure  of  executive  and  director   compensation.
          Compliance with the new rules is required for proxy  statements  filed on or after December 15, 2006. For companies subject to these rules we will consider proposals seeking  disclosure  exceeding SEC regulations on a case-by-case, analyzing whether there are any relevant disclosure concerns.

          11.  Limit Executive Pay                                       Against

          AllianceBernstein  believes that management,  within reason, should be given latitude in  determining  the mix and types of awards it offers.
          We will vote against shareholder proposals to limit executive pay that we deem too restrictive.

          12.  Performance Based Stock Option Plans                 Case-by-Case

          Shareholder  proposals  such as these  require  a  company  to adopt a policy  that all or a  portion  of future  stock  options  granted  to executives be performance  based.  Performance  based options  usually take the form of  indexed  options  (where  the  option  sale price is linked to the company's stock  performance  versus an industry index), premium priced options (where the strike price is

                                     B-124

          significantly  above  the  market  price at the time of the  grant) or performance  vesting  options  (where  options vest when the company's
          stock  price  exceeds  a  specific  target).   Proponents  argue  that
          performance  based  options  provide an incentive  for  executives  to outperform  the market as a whole and  prevent  management  from being rewarded for average  performance.  While  AllianceBernstein  believes
          that   management,   within  reason,   should  be  given  latitude  in
          determining  the mix and types of awards it offers,  we recognize  the benefit  of  linking a portion of  executive  compensation  to certain types of performance  benchmarks.  While we will not support proposals that require all options to be  performance  based,  we will generally support  proposals that require a portion of options granted to senior executives be performance  based.  However,  since  performance  based options can also result in  unfavorable  tax treatment and the company may  already  have in place an  option  plan  that  sufficiently  ties executive  stock option plans to the  company's  performance,  we will consider such proposals on a case-by-case basis.

          13.  Mandatory Holding Periods                                 Against

          AllianceBernstein  will  vote  against  shareholder  proposals  asking companies  to require a holding  period after  exercise for  executive stock options.

          14.  Submit Option Repricing to a Shareholder Vote                 For

          Repricing  underwater  options  reduces the  incentive  value of stock
          compensation  plans  and  dilutes  shareholder  value.   Consequently,
          AllianceBernstein  supports shareholder proposals to seek to require a company to submit option repricing to a shareholder vote.

          15.  Expensing Stock Options                                       For

          AllianceBernstein   recognizes   that  stock  options  have  become  a
          significant  part of the  compensation  structure  of many  companies.
          Critics argue that since there is no uniform  method of accounting for options,  expensing them may distort a company's  income  statement in comparison to its competitors  that do not expense them.  However,  we believe that not expensing options may lead to a similar distortion as we view  options  as a large  company  expense.  Accordingly,  we will support  shareholder  proposals  requiring  companies to expense stock options.

          16.  Exclude Pension Income from
               Performance Based Compensation                                For

          AllianceBernstein  is aware that  companies  may seek to  artificially inflate  earnings  based on  questionable  assumptions  about  pension income.  Even though these practices are acceptable under the relevant accounting  rules, we believe that pension income is not an acceptable way to increase  executive  pay and that  management's  discretion  in estimating  pension  income  is  a  potential  conflict  of  interest.
          Accordingly, we will support such proposals.

          17.  Majority of Independent(8) Directors                          For

______________________
(8) The purposes of this manual,  an independent  director is one that meets the requirements of independence  pursuant to the listing  standards of the exchange on which the common stock is listed.

                                     B-125

          The  Board  of  Directors  has a duty to act in the best  interest  of shareholders  at all  times.  AllianceBernstein  believes  that  these interests are best served by having directors who bring objectivity to the  company  and are free  from  potential  conflicts  of  interests.
          Accordingly,   AllianceBernstein  will  support  proposals  seeking  a
          majority of independent  directors on the board. While we are aware of the  listing  requirements  of the  NYSE  and  NASDAQ  (which  require companies to have a majority of independent directors on their board),
          AllianceBernstein  will support such proposals regardless of where the company is listed.

          18.  Majority of Independent Directors
               on Key Committees                                             For

          In order to ensure that those who evaluate  management's  performance, recruit  directors  and set  management's  compensation  are free from conflicts of interests,  AllianceBernstein  believes that the audit(9)
          nominating  and  compensation  committees  should  be  composed  of  a majority of independent  outside directors.  While we are aware of the listing  requirements  of the  NYSE and  NASDAQ  (that  require  fully independent nominating and compensation committees), AllianceBernstein will support such proposals regardless of where the company is listed.
          However,  in  order  to  allow  companies  an  opportunity  to  select qualified candidates for these important board positions, at this time we will not  withhold  votes for  inside  directors  that sit on these committees.

          19.  Separate Chairman and CEO                                     For

          We believe that a combined  chairman and CEO position  raises doubt as to the objectivity of the board towards  evaluating the performance of senior  executives.  Therefore,  we will  generally  vote in  favor of proposals to separate the two positions.  However,  companies may have governance structures in place that can satisfactorily  counterbalance a combined  position.  Furthermore,  for companies with smaller market capitalizations  separate positions may not be practical. We will vote against proposals which require the position of chairman to be held by an independent director.

          20.  Separating Auditors and Consultants                  Case-by-Case

          We  believe  that a  company  serves  its  shareholders'  interest  by avoiding potential  conflicts of interest that might interfere with an auditor's independent  judgment.  SEC rules adopted as a result of the
          Sarbanes-Oxley  Act of 2002  attempted  to address  these  concerns by prohibiting certain services by a company's  independent  auditors and requiring additional disclosure of others services.

          AllianceBernstein will evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting  auditors from performing other non-audit  services  or  calling  for the  Board to adopt a policy  to ensure auditor independence.

______________________
(9)  Pursuant to the SEC rules,  adopted as directed by the  Sarbanes-Oxley  Act
2002, as of October 31, 2004 US listed issuers must have fully independent audit committee.

                                     B-126

          We will  take into  consideration  the  policies  and  procedures  the company  already  has in  place to  ensure  auditor  independence  and non-audit fees as a percentage of total fees paid to the auditor.

          21.  Limit Term of Directorship                                Against

          Such proposals limit the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company.  Opponents argue that director  turnover increases the  instability  of the Board.  AllianceBernstein  believes that a director's qualifications, not length of service, should be the only factor considered.

          22.  Stock Ownership Requirement                               Against

          These proposals  require  directors to own a minimum amount of company stock in order to  qualify as a  director,  or to remain on the Board.
          AllianceBernstein  does not believe  stock  ownership  is necessary to align the interests of directors  and  shareholders.  Accordingly,  we will oppose these proposals.

          23.  Pay Directors Only in Stock                               Against

          AllianceBernstein  does not believe  that share  ownership is the only way for a  director  to align his or her  interests  with those of the shareholders.  Further,  we believe  that  management  should be given latitude in determining  the mix and types of  compensation  it offers its directors. Accordingly, we will oppose these proposals.

          24.  Require Two Candidates for Each Board Seat                Against

          AllianceBernstein   believes   that   proposals   such  as  these  are
          detrimental  to  a  company's  ability  to  attract  highly  qualified candidates. Accordingly, we will oppose these proposals.

          25.  Rotation of Locale for Annual Meeting                     Against

          Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting.  AllianceBernstein  believes the  location  of a  company's  annual  meeting  is  best  left to the discretion of  management,  unless there is evidence that the location of previous  meetings was  specifically  chosen with the  intention of making  it more  difficult  for  shareholders  to  participate  in the meeting.

          26.  Majority Votes for Directors                                  For

          AllianceBernstein  believes that good  corporate  governance  requires shareholders to have a meaningful voice in the affairs of the company.
          This objective is  strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality  voting a director could be elected by a single  affirmative  vote even if the rest of the votes were withheld.
          Although we recognize that there are potentially  unanswered questions were a company to adopt a majority  voting  provision  (e.g. how board

                                     B-127

          vacancies  would be filled in the event a director fails to obtain the required number of votes) we believe that majority  voting  provisions will  lead to  greater  director  accountability.  Therefore,  we will support  shareholder  proposals that companies  amend their by-laws to provide that director  nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide  for  plurality  voting in  contested  elections  where the number of nominees exceeds the number of directors to be elected.

          27.  Recovery of Performance Based Compensation                    For

          We generally support shareholder proposals requiring the Board to seek recovery of performance based compensation awards to senior management and  directors  in the event of a financial  restatement  (whether for fraud or other reasons) that resulted in their failure to achieve past performance  targets.  In deciding how to vote,  we will  consider the adequacy of existing company clawback policy, if any.

          28.  Establish Other Board Committees                          Against

          We  believe  the  board  should  have  the   discretion  to  establish
          committees  it deems  necessary  to allow for an  effective  corporate structure.  Therefore,  we will  vote  against  shareholder  proposals asking for new committees to be established  (which are often proposed to address  specific  shareholder  issues)  as they would  potentially create unnecessary additional processes.

          29.  Reimbursement of Shareholder
               Proposal Expenses                                         Against

          Shareholder  proposals  such  as  these  would  require  companies  to reimburse  the  expenses of  shareholders  who submit  proposals  that receive a majority votes cast.  Generally,  we will vote against these proposals.

     D.   SHAREHOLDER  PROPOSALS-  SOCIAL   RESPONSIBILITY,   ENVIRONMENTAL  AND
          POLITICAL ISSUES

          1.   Introduction

          These types of shareholder  proposals often raise controversial issues and may have both a financial and non-financial impact on the company.
          Accordingly, except as noted below AllianceBernstein will assess these proposals on a case-by-case basis.

          We  recognize  that the effect of certain  polices on a company may be difficult to quantify,  but nevertheless  they do affect the company's long term  performance.  Long term value  creation  is our  overriding concern in these  matters.  We therefore  consider the impact of these proposals  on the future  earnings of the  company.  AllianceBernstein will vote against  proposals  that are unduly  burdensome or result in unnecessary  and  excessive  costs to the company with no  discernable benefits  to  shareholders.  We may  abstain  from  voting  on  social proposals that do not have a readily determinable  financial impact on shareholder  value. Set forth below are recent examples of issues that we may be required to address.

                                     B-128

          2.   SOCIAL ISSUES

               a.   Tobacco

               There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors  and  smokers,  but of  nonsmokers,  politicians, public health and child welfare  advocates.  With this  backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

               Proposals  relating to tobacco issues range from issuing warnings on  the  risks  of  environmental  tobacco  smoke  and  risks  of smoking-related  diseases, to linking executive compensation with reductions in teen smoking.

               b.   Report on Workplace Diversity and/or Employment Policies

               Equal  employment  refers to the hiring and  promotion  of women, minorities  and the  handicapped  in the work force.  Resolutions generally  ask  companies to report  progress in  complying  with
               affirmative   action  laws.   Proponents   of  equal   employment
               opportunity  resolutions support additional reporting in order to sensitize  companies  to the issue and provide a  measurement  of performance in this area. We will give careful  consideration  to whatever policies are already in place at the company.

               c.   Amend EEO Statement to
                    Include a Reference to Sexual Orientation                For

               We will vote in favor of  proposals  requiring a company to amend
               its  Equal  Opportunity   Employment   policies  to  specifically
               reference sexual orientation.

               d.   Sweatshops

               These proposals ask companies to issue reports on their corporate standards for doing business  abroad and to adopt  mechanisms for ensuring vendor  compliance with these  standards.  The standards include  policies  to ensure that  workers  are paid  sustainable living wages,  and to ensure that children are not used as forced labor. We will give careful  consideration  to whatever  policies are already in place at the company.

               e.   Animal Testing

               These  proposals ask companies to reduce reliance on animal tests for consumer product safety.  Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose  information on the numbers of  animals  tested,  the types of  animals  used and the types of tests  performed.  Opponents,  on the other hand,  argue that  the  disclosure  requirements  of the  U.S.  Department  of
               Agriculture  are  sufficient  and  that  some  testing  is  still necessary to avoid product liability suits.

                                     B-129

               f.   Genetically Altered or Engineered Food

               These  proposals seek to require  companies to label  genetically modified  organisms  in a  company's  products  or in some  cases completely  eliminate  their  use.  Proponents  argue  that  such measures should be required due to the possible health and safety issues surrounding the use of such products.  Opponents point out that the use of such  products  help improve  crop  productivity, there is no evidence  that such products pose a safety hazard and that  implementing  such  proposals  that  could  have  immediate negative economic effects on the company.

               g.   Plant Closings

               These  proposals  ask  companies to create or expand  programs to relocate  workers  displaced by a plant  closing.  Supporters  of
               plant  closing   resolutions  argue  management  should  be  more
               sensitive  to  employees  both  during the  decision on closing a plant and in efforts at relocation.  Companies  generally respond that they already have programs to accommodate displaced workers.
               In addition,  federal law now requires 60 days' advance notice of a major plant  closing or layoff and a number of states also have applicable regulations.

               h.   Bank Lending in Developing Countries

               These shareholder proposals call on banks to change their lending policies in order to benefit  social peace,  economic  growth and endangered natural resources in developing countries.  Supporters of these  resolutions  ask  banks to  forgive  some of the  loans because most U.S. banks have already  increased  their  loan-loss reserves  to cover  possible  losses,  and that  this is  already reflected in the stock price.  Opponents  argue that banks cannot become  charitable  institutions,  and that to forgive debt would simply exacerbate and prolong basic structural  economic problems among the debtor countries.

               i.   Pharmaceutical Pricing

               Proposals  such as these seek to  require a company to  implement pricing  restraints to make  prescription  drugs more affordable, both domestically and in third-world countries.  Proponents argue that drug prices in the United States, considered to be among the highest in the world,  make adequate medical care inaccessible to those  other than the most  affluent.  Critics of such  proposals argue that artificial price controls would reduce revenues, deter investors  and  ultimately  reduce  funds  available  for  future research and development.

          3.   ENVIRONMENTAL ISSUES

          Environmentalists  have launched  nationwide  campaigns  over the past three  decades  in an effort  to  preserve  and  protect  the  natural resources of the United  States.  Greater  emphasis is being placed on the  responsibility of industry to preserve these natural resources by
          modifying  or   eliminating   ecologically   destructive   activities.
          Increasingly,   corporations  are  asked  to  be  more  responsive  to
          environmental concerns.

                                     B-130

               a.   The CERES Principles

               Many  environmental   proposals  include  a  recommendation  that
               companies adopt and report their compliance with the Coalition of
               Environmentally  Responsible  Economies (the "CERES" Principles).
               The CERES  Principles are a set of ten principles  committing the company  to  environmental  improvement.  Proponents  argue  that endorsement  of the  CERES  principles  gives a  company  greater
               public   credibility  than  standards   created  by  industry  or
               government  regulation  alone.  Companies argue that implementing the CERES Principles only duplicates their current  environmental policies and is an additional cost to the company.

               b.   Nuclear Waste Disposal

               These resolutions ask companies to allocate a portion of the cost of building  nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current  containment  capabilities,  the industry  should  begin  concentrating  on waste  management  and disposal. While opponents acknowledge the need for research, they contend that the problem is  overstated,  and that some suggested containment programs are unnecessarily expensive.

          4.   POLITICAL ISSUES

               a.   Implement the MacBride Principles in Northern Ireland

               The MacBride Principles aim to fight discriminatory anti-Catholic employment  practices in the British  state of Northern  Ireland.
               The  Principles  encourage  U.S.  companies  to actively  recruit
               Catholic  employees and where  possible groom them for management responsibilities. Companies are also asked to ensure job security
               for  their   Catholic   employees  and  to  abolish  the  use  of
               inflammatory religious emblems.

               Supporters argue that the Macbride Principles effectively address
               Northern  Ireland's   inequalities  in  employment  (in  Northern
               Ireland,  unemployment  among  Catholic  men is  twice as high as among Protestant men). Opponents contend that the adoption of the
               MacBride  Principles is itself a form of reverse  discrimination,
               which  may  violate  British  law.  The  British   government  is
               concerned that adoption may increase the "hassle factor" of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

               b.   Reports  on  Corporate  and   Subcontractor   Operations  in
                    Northern Ireland

               These proposals  request that corporate Boards submit a report to shareholders  outlining the  company's,  or its  subcontractors', labor practices in Northern  Ireland.  Supporters argue that such proposals could  encourage fair labor  practices  within Northern
               Ireland,  and  provide  a means  for  companies  to  align  their worldwide  stance on  employment  with the position  they hold in
               America.  Opponents  contend  that  current   anti-discrimination
               regulation  is  sufficient  and that  providing  one more  report
               (which some companies  consider a burdensome task) will do little to alleviate Northern Ireland's religious tensions.

                                     B-131

               c.   Military Issues

               These proposals ask companies involved in military  production to report  on  future  plans  and to  diversify  or  convert  to the production  of civilian  goods and  services.  Opponents of these resolutions  are concerned  that  conversion is not  economically rational,  and view the proposals as intrusions into management's
               decision-making   prerogative.   Opponents   also  point  to  the
               imperative  of a strong  defense  as reason  enough  to  continue military production.

               d.   Reporting Political/Charitable Contributions

               These   shareholder   resolutions   typically   ask  for  greater
               disclosure  of  charitable   and  political   contributions.   By
               requiring   reports   to   shareholders,   proponents   of  these
               shareholder   resolutions   contend  investors  can  help  police
               wrongdoings in the political  system.  Critics of these proposals contend that  reformers  overstate the problem and that a company should  play an  active  role in  expressing  its  opinion  about relevant legislation.

               Shareholder proposals relating to charitable  contributions often seek to require  companies  to report on or  restrict  charitable contributions. Proponents of such proposals argue that charitable contributions  are an  inappropriate  use of company assets since the  purpose of any  corporation  is to make a profit.  Opponents argue  that  charitable  contributions  are a useful  means for a company to create  goodwill.  They believe  management  is in the best position to determine  which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

                                     B-132

Proxy Voting Guideline Summary

Management Proposals - Business Financial Issues

------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
             Issue                                                             For        Against     Case-by-Case    Abstain
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
1.           Election of Directors                                             v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
1a.          Controlled Company Exemption                                                             v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
1b.          Voting for Director Nominees in a Contested Election                                     v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
2            Appointment of Auditors                                           v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
3.           Approval of Financial Statements                                  v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
4.           Approval of Statutory Auditors                                    v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
5.           Increase Authorized Common Stock                                                         v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
6.           Authorize Share Repurchase                                        v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
7.           Changes in Board Structure and Amending the Articles of           v
             Incorporation
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
8.           Corporate Restructurings, Merger Proposals and Spin-offs                                 v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
9.           Considering Non-Financial Effects of a Merger Proposal                       v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
10.          Director Liability and Indemnification                                                   v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
11.          Limitation of Liability of External Statutory Auditors                                   v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
12.          Executive Compensation Plans                                                             v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
13.          Stock Splits                                                                             v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
14.          Approve Remuneration Reports                                                             v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
15.          Approve Remuneration for Directors and Auditors                                          v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------
16.          Approve Retirement Bonus for Directors                                                   v
------------ ----------------------------------------------------------------- ---------- ----------- --------------- ------------

Management Proposals - Anti-Takeover Issues

------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
             Issue                                                             For         Against    Case-by-Case     Abstain
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
1.           Blank Check Preferred Stock                                                   v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
2.           Classified Boards                                                             v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
3.           Fair Price Provisions                                                                    v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
4.           Limiting a Shareholder's Right to Call Special Meetings                       v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
5.           Limiting a Shareholder's Right to Act by Written Consent                      v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
6.           Supermajority Vote Requirements                                               v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
7.           Reincorporation                                                                          v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------

                                     B-133

8.           Issuance of Stock with Unequal Voting Rights                                  v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
9.           Elimination of Preemptive Rights                                                         v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------
10.          Other Business                                                                v
------------ ----------------------------------------------------------------- ----------- ---------- ---------------- -----------

Shareholder Proposals - Corporate Governance Issues

------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
             Issue                                                              For        Against    Case-by-Case     Abstain
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
1.           Submit a Shareholder Rights Plan to a Shareholder Vote             v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
2.           Implement Confidential Voting                                      v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
3.           Adopt Cumulative Voting                                                       v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
4.           Anti-Greenmail Proposal                                            v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
5.           Opt out of State Anti-takeover law                                                       v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
6.           Equal Access to Proxy                                              v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
7.           Open Access to Proxy                                                                     v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
8.           Submit Severance Plans (Golden Parachutes)                         v
             to a Shareholder Vote
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
9.           Submit Severance Plans (Golden Parachutes) and/or Employment                  v
             Agreements to a Shareholder Vote Prior to being Negotiated by
             Management
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
10.          Disclose Executive and Director Pay                                v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
11.          Limit Executive Pay                                                           v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
12.          Performance Based Stock Option Plans                                                     v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
13.          Mandatory Holding Periods                                                     v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
14.          Submit Option Reprising to a Shareholder Vote                      v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
15.          Expensing Stock Options                                            v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
16.          Exclude Pension Income from Performance Based Compensation         v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
17.          Majority of Independent Directors                                  v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
18.          Majority of Independent Directors on Key Committees                v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
19.          Separate Chairman and CEO                                          v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
20.          Separating Auditors and Consultants                                                      v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
21.          Limit Term of Directorships                                                   v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
22.          Stock Ownership Requirement                                                   v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
23.          Pay Directors Only in Stock                                                   v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
24.          Require Two Candidates for Each Board Seat                                    v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------

                                     B-134

25.          Rotation of Locale for Annual Meeting                                         v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
26.          Majority Votes for Directors                                       v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
27.          Recovery of Performance Based Compensation                         v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
28           Establish other Board Committees                                              v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------
29           Reimbursement of Shareholder Proposal Expenses                                v
------------ ------------------------------------------------------------------ ---------- ---------- ---------------- -----------

                                     B-135

Shareholder Proposals - Social, Environmental and Political Issues

Except  as  noted  below,  AllianceBernstein  votes  on  these  proposals  on  a case-by-case basis.  AllianceBernstein  will vote against shareholder  proposals that will cause the company to incur  excessive or unnecessary  expenses and may abstain from shareholder proposals that are unlikely to have any economic effect on company's business or financial conditions.

--------------------------- ------------------------------------- ------- ------------- ----------------- -----------
                                                                  For     Against       Case-by-Case      Abstain
--------------------------- ------------------------------------- ------- ------------- ----------------- -----------
2c.                         Amend EEO Statement to Include a
                            Reference to Sexual Orientation       v
--------------------------- ------------------------------------- ------- ------------- ----------------- -----------

                                     B-136

                                       AB
                               ALLIANCEBERNSTEIN

                     Proxy Voting Conflict of Interest Form

Name of Security: __________________________________________________________

Date of Shareholder Meeting: __________/_____/_____________

Short description of the conflict
(client, mutual fund distributor, etc):

______________________________________________________________________________

1. Is our proposed  vote on all issues  consistent  with our stated proxy voting policy?

     [ ]  Yes            [ ] No

If yes,  stop here and sign  below as no  further  review is  necessary.  If no, please attach any documentation supporting the proxy voting decision.

List the  issue(s)  where our  proposed  vote is contrary  to our stated  policy
(director election, cumulative voting, equity compensation plan, etc):

________________________________________________________________________________

________________________________________________________________________________

3. Describe any  substantive  contact with any interested  outside party and the proxy voting committee or an AllianceBernstein  investment professional that was material  to our  voting  decision?  Please  include  date,  attendees,  titles, organization they represent and topics discussed.  If there was no such contact, write "None" below:

                                     B-137

________________________________________________________________________________

________________________________________________________________________________

4. Is our proposed vote is contrary to our client's position?

      [ ] Yes            [ ] No

     If yes, stop here and sign below as no further review is necessary.

5. Is our proposed vote consistent with the views of  Institutional  Shareholder
Services or Glass Lewis?

      [ ] Yes            [ ] No

     If yes, stop here and sign below as no further review is necessary.

If No:

Has the  Independent  Mutual  Fund  Compliance  Officer  determined  whether the proposed vote is reasonable (by signing this form)?

      [ ] Yes            [ ] No

If No, please explain and indicate what action has been, or will be taken:

               _________________________________________________________________

               _________________________________________________________________

                                                                    Prepared by:

_____/______/________  Date:

Independent  Compliance  Officer  Approval  (if  necessary.  Email  approval  is acceptable.):

I hereby  confirm  that the proxy  voting  decision  referenced  on this form is reasonable.

_____/______/________

_________________________________________________________________

_________________________________________________________________

Phillip Kirstein
Independent Mutual Fund Compliance Officer

                                     B-138

Date:

Please return this  completed form and all  supporting  documentation  to Andrew
Murphy in the (10)  Legal  and  Compliance  Department  and keep a copy for your records.

                                     B-139

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

                             Effective June 15, 2007

I.   Introduction and General Principles

GMO provides investment advisory services primarily to institutional,  including both ERISA and non-ERISA clients,  and commercial clients.  GMO understands that proxy voting is an integral aspect of security ownership.  Accordingly, in cases where GMO has been  delegated  authority to vote proxies,  that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy  permits  clients of GMO to: (1) delegate to GMO the  responsibility and  authority to vote  proxies on their behalf  according to GMO's proxy voting polices and guidelines;  (2) delegate to GMO the responsibility and authority to vote proxies on their  behalf  according  to the  particular  client's own proxy voting  policies and  guidelines;  or (3) elect to vote proxies  themselves.  In instances  where  clients  elect to vote  their  own  proxies,  GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably  designed to ensure that proxy  matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment
Advisers Act of 1940 and  fiduciary  standards  and  responsibilities  for ERISA clients set out in the Department of Labor interpretations.

II.  Proxy Voting Guidelines

GMO has engaged Institutional  Shareholder  Services,  Inc. ("ISS") as its proxy voting agent to:

     (1)  research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4)  maintain records of proxy statements received in connection with proxy votes  and  provide  copies of such  proxy  statements  promptly  upon request;

     (5)  maintain records of votes cast; and

     (6)  provide  recommendations  with  respect  to proxy  voting  matters  in general.

Proxies  generally will be voted in accordance  with the voting  recommendations contained in the applicable  domestic or global ISS Proxy Voting  Manual,  as in effect from time to time,  subject to

                                     B-140

such  modifications as may be determined by GMO (as described below).  Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting  Policies and Procedures as Exhibit A. To the
extent GMO determines to adopt proxy voting  guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies  with  respect  to such  matters  will be voted in  accordance  with the guidelines  set forth on Exhibit B. GMO  reserves the right to modify any of the recommendations  set forth in the ISS Proxy Voting Manual in the future.  If any such changes are made, an amended  Exhibit B to these Proxy Voting  Policies and
Procedures will be made available for clients.

Except in  instances  where a GMO  client  retains  voting  authority,  GMO will instruct  custodians  of client  accounts  to forward all proxy  statements  and materials received in respect of client accounts to ISS.

III. Proxy Voting Procedures

GMO has a Corporate  Actions Group with  responsibility  for  administering  the proxy voting process, including:

     1.   Implementing and updating the applicable domestic and global ISS proxy voting  guidelines  set  forth  in the ISS  Proxy  Voting  Manual,  as modified from time to time by Exhibit B hereto;

     2.   Overseeing the proxy voting process; and

     3.   Providing periodic reports to GMO's Compliance  Department and clients as requested.

There  may be  circumstances  under  which a  portfolio  manager  or  other  GMO investment  professional ("GMO Investment  Professional") believes that it is in the  best  interest  of a  client  or  clients  to  vote  proxies  in  a  manner inconsistent with the proxy voting  guidelines  described in Section II. In such an event, the GMO Investment  Professional  will inform GMO's Corporate  Actions
Group of its decision to vote such proxy in a manner inconsistent with the proxy voting  guidelines  described in Section II. GMO's Corporate  Actions Group will report to GMO's Compliance  Department no less than quarterly any instance where a GMO Investment  Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  Conflicts of Interest

As ISS will  vote  proxies  in  accordance  with  the  proxy  voting  guidelines described in Section II, GMO believes that this process is  reasonably  designed to address  conflicts of interest  that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the  responsibility  and authority to vote proxies on behalf of its  clients  for shares of GMO Trust,  a  registered  mutual fund for which GMO  serves as the  investment  adviser,  there may be  instances  where a conflict of interest exists. Accordingly,  GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters,

                                     B-141

including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest  exists between GMO and GMO Trust,  such as proxies relating to a new or amended investment  management contract between GMO
Trust and GMO, or a  re-organization  of a series of GMO Trust,  GMO will either
(a) vote such proxies in the same  proportion  as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition,  if GMO is aware that one of the following  conditions  exists with respect to a proxy, GMO shall consider such event a potential  material conflict of interest:

     1.   GMO has a business  relationship  or potential  relationship  with the issuer;

     2.   GMO has a  business  relationship  with  the  proponent  of the  proxy proposal; or

     3.   GMO  members,  employees  or  consultants  have a  personal  or  other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential  material  conflict of  interest,  GMO will (i) vote such proxy  according to the specific  recommendation  of ISS; (ii) abstain;  or
(iii)  request that the client  votes such proxy.  All such  instances  shall be reported to GMO's Compliance Department at least quarterly.

V.   Recordkeeping

GMO will maintain records relating to the  implementation  of these proxy voting policies and procedures, including:

     (1)  a copy of these policies and procedures  which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3)  each  written  client  request  for proxy  records  and GMO's  written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  Reporting

GMO's  Compliance  Department will provide GMO's Conflict of Interest  Committee with  periodic  reports that  include a summary of  instances  where GMO has (i)
voted  proxies  in a  manner  inconsistent  with  the  proxy  voting  guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict  of  interest  may exist as set forth in Section  IV,  and (iii)  voted proxies of shares of GMO Trust on behalf of its clients.

VII. Disclosure

                                     B-142

Except as otherwise  required by law, GMO has a general policy of not disclosing to any  issuer or third  party how GMO or its voting  delegate  voted a client's proxy.

                                     B-143

                                                                       Exhibit A

               Concise Summary of ISS 2007 Proxy Voting Guidelines
                       Effective for Meetings Feb. 1, 2007
                              Updated Dec. 15, 2006

1.   Auditors

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent,
     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position; or
     o    Fees for non-audit services ("Other" fees) are excessive.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote  CASE-BY-CASE  on  director  nominees,  examining,  but not limited to, the following factors:

     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o    Majority vote standard for director  elections  without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse (such as illness,  service to the nation,  work on behalf of the company);
     o    Sit on more than six public company boards;
     o    Are CEOs of public  companies  who sit on the  boards of more than two public  companies  besides their own--  withhold only at their outside boards.

                                     B-144

WITHHOLD  from the entire board of  directors,  (except from new  nominees,  who should be considered on a CASE-BY-CASE basis) if:

     o    The company's proxy  indicates that not all directors  attended 75% of the  aggregate  of their board and  committee  meetings,  but fails to provide  the  required  disclosure  of  the  names  of  the  directors involved.  If this information  cannot be obtained,  withhold from all incumbent directors;
     o    The  company's  poison  pill has a  dead-hand  or  modified  dead-hand feature. Withhold every year until this feature is removed;
     o    The board adopts or renews a poison pill without shareholder  approval since  the  beginning  of  2005,  does not  commit  to  putting  it to shareholder  vote  within 12  months  of  adoption,  or  reneges  on a commitment  to put  the  pill to a vote,  and has not yet  received  a withhold recommendation for this issue;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval by a majority of the shares outstanding the previous year;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval  of  the  majority  of  shares  cast  for  the  previous  two consecutive years;
     o    The board  failed to act on takeover  offers where the majority of the shareholders tendered their shares;
     o    At the previous  board  election,  any director  received more than 50 percent  withhold  votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o    The company is a Russell 3000 company that underperformed its industry group  (GICS  group)  under  the  criteria  discussed  in the  section
          "Performance Test for Directors".

WITHHOLD  from  Inside  Directors  and  Affiliated  Outside  Directors  (per the
Classification of Directors below) when:

     o    The inside or affiliated  outside  director serves on any of the three key committees: audit, compensation, or nominating;
     o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;
     o    The company lacks a formal nominating committee, even if board attests that  the  independent  directors  fulfill  the  functions  of  such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o    The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

                                     B-145

     o    A material weakness  identified in the Section 404  Sarbanes-Oxley Act disclosures  rises to a level of serious  concern;  there are  chronic internal  control  issues  and an  absence  of  established  effective control mechanisms;
     o    There is persuasive  evidence that the audit committee entered into an inappropriate  indemnification  agreement with its auditor that limits the ability of the company, or its shareholders,  to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o    There is a negative  correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o    The  company  reprices  underwater  options  for stock,  cash or other consideration without prior shareholder  approval,  even if allowed in their equity plan;
     o    The company fails to submit  one-time  transfers of stock options to a shareholder vote;
     o    The company fails to fulfill the terms of a burn rate  commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o    The company has poor compensation  practices (see "Poor Pay Practices"
          policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder  proposals requiring an independent director fill the position of chair,  unless there are compelling reasons to recommend against the  proposal,  such as a  counterbalancing  governance  structure.  This should include all of the following:

     o    Has a designated  lead director,  elected by and from the  independent board members with clearly delineated and comprehensive  duties.  (The
          role  may  alternatively  reside  with  a  presiding  director,   vice
          chairman, or rotating lead director; however the director must serve a minimum  of one year in order to  qualify  as a lead  director.)  At a minimum these should include:

                                     B-146

          -    Presiding  at all  meetings of the board at which the chairman is not  present,  including  executive  sessions of the  independent directors,

          -    Serving as  liaison  between  the  chairman  and the  independent directors,

          -    Approving information sent to the board,

          -    Approving meeting agendas for the board,

          -    Approves  meetings  schedules to assure that there is  sufficient time for discussion of all agenda items,

          -    Having  the  authority  to  call  meetings  of  the   independent
               directors,

          -    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

     o    Two-thirds independent board;

     o    All-independent key committees;

     o    Established governance guidelines;

     o    The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this  evaluation will change from the  4-digit  GICS  group to the  average of the 12  companies  in the same
6-digit GICS group that are closest in revenue to the company, and identified on the executive  compensation  page of proxy  analyses.  To fail, the company must under-perform  its  index and  industry  group on all 4  measures  (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carve-out for a plurality  vote standard when there are more nominees than board seats.  Companies are strongly  encouraged  to also adopt a  post-election policy  (also  known  as  a  director  resignation  policy)  that  will  provide guidelines so that the company will promptly address the situation of a holdover director.

3.   Proxy Contests

Voting for Director Nominees in Contested Elections
Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:

                                     B-147

     o    Long-term financial  performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o    Strategic  plan of  dissident  slate and quality of  critique  against management;
     o    Likelihood  that the  proposed  goals and  objectives  can be achieved
          (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4.   Takeover Defenses

Poison Pills
Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or
     o    The  board,  in  its  exercise  of  its  fiduciary   responsibilities,
          determines that it is in the best interest of  shareholders  under the circumstances to adopt a pill without the delay in adoption that would result from seeking  stockholder  approval (i.e.  the "fiduciary  out"
          provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder  approved poison pill in place and has adopted a policy with the provisions  outlined above,  vote AGAINST the proposal.  If these conditions are not met,  vote FOR the  proposal,  but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder  rights plan. Rights plans should contain the following attributes:

                                     B-148

     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o    No dead-hand,  slow-hand,  no-hand or similar  feature that limits the ability of a future board to redeem the pill;
     o    Shareholder redemption feature (qualifying offer clause); if the board refuses  to  redeem  the  pill 90 days  after a  qualifying  offer  is announced,  ten  percent of the  shares may call a special  meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings

For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion  may
          provide   an   initial   starting   point  for   assessing   valuation
          reasonableness,  emphasis  is  placed  on the  offer  premium,  market reaction and strategic rationale.
     o    Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o    Strategic  rationale  - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o    Negotiations   and  process  -  Were  the  terms  of  the  transaction
          negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for  shareholders.  Significant negotiation "wins" can also signify the deal makers'  competency.  The comprehensiveness  of the sales process (e.g.,  full auction,  partial auction, no auction) can also affect shareholder value.
     o    Conflicts of interest - Are insiders  benefiting  from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders?  As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold  these  interests.  Consider  whether  these interests may have influenced  these directors and officers to support or  recommend  the  merger.  The  CIC  figure  presented  in the  "ISS
          Transaction  Summary"  section of this report is an  aggregate  figure that can in certain cases be a misleading  indicator of the true value transfer from  shareholders to insiders.  Where such figure appears to be excessive,  analyze the underlying assumptions to determine whether a potential conflict exists.

                                     B-149

     o    Governance  - Will  the  combined  company  have  a  better  or  worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.   State of Incorporation

Reincorporation Proposals
Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including  the reasons  for  reincorporating,  a  comparison  of the  governance
provisions,   comparative   economic   benefits,   and  a   comparison   of  the
jurisdictional  laws.  Vote  FOR  re-incorporation  when  the  economic  factors outweigh any neutral or negative governance changes.

7.   Capital Structure

Common Stock Authorization
Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized  for issuance  using a model  developed by ISS. Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being de-listed or if a company's  ability to continue to operate as a going concern is uncertain.

In addition,  for capital requests that are less than or equal to 300 percent of the current  authorized shares and marginally fail the calculated  allowable cap
(i.e.,  exceed  the  allowable  cap  by  no  more  than  5  percent)  vote  on a
CASE-BY-CASE  basis,  In this  situation,  vote  FOR the  increase  based on the company's performance, and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).

Preferred Stock
Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed"
blank check preferred  stock (stock that cannot be used as a takeover  defense).
Vote FOR  proposals  to  authorize  preferred  stock in cases  where the company specifies the voting, dividend,  conversion,  and other rights of such stock and the terms of the preferred stock appear  reasonable.  Vote AGAINST  proposals to increase the number of blank check preferred stock  authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on  proposals  to increase  the number of blank  check  preferred  shares  after analyzing the number of preferred  shares  available for issue given a company's industry and performance in terms of shareholder returns.

                                     B-150

8.   Executive and Director Compensation

Poor Pay Practices
WITHHOLD from compensation  committee  members,  CEO, and potentially the entire board, if the company has poor compensation practices, such as:

     o    Egregious  employment  contracts (e.g.,  those  containing  multi-year guarantees for bonuses and grants);
     o    Excessive perks that dominate  compensation  (e.g.,  tax gross-ups for personal use of corporate aircraft);
     o    Huge bonus payouts without  justifiable  performance linkage or proper disclosure;
     o    Performance  metrics  that are  changed  (e.g.,  canceled  or replaced during the  performance  period  without  adequate  explanation of the action and the link to performance);
     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts (e.g., the inclusion of additional years of service not worked or  inclusion  of  performance-based  equity  awards  in  the  pension calculation);
     o    New CEO awarded an overly  generous new hire package (e.g.,  including excessive  "make whole"  provisions  or any of the poor pay  practices listed in this policy);
     o    Excessive  severance  provisions (e.g.,  including excessive change in control payments);
     o    Change  in  control   payouts  without  loss  of  job  or  substantial
          diminution of job duties;
     o    Internal pay disparity;
     o    Options backdating (covered in a separate policy); and

Equity Compensation Plans
Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;
     o    The plan  expressly  permits the  repricing of stock  options  without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion,  director  stock plans that set aside a relatively  small number of shares when combined with employee or executive stock  compensation plans exceed the allowable cap. Vote

                                     B-151

for  the  plan  if ALL of  the  following  qualitative  factors  in the  board's compensation are met and disclosed in the proxy statement:

     o    Director stock ownership  guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          -    A minimum  vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          -    A balanced  mix of cash and  equity,  for  example  40%  cash/60%
               equity or 50% cash/50% equity; or
          -    If the  mix is  heavier  on the  equity  component,  the  vesting schedule or deferral  period should be more  stringent,  with the lesser of five years or the term of directorship.
     o    No  retirement/benefits   and  perquisites  provided  to  non-employee
          directors; and
     o    Detailed disclosure provided on cash and equity compensation delivered to each  non-employee  director  for the most recent  fiscal year in a table.  The column  headers for the table may  include the  following:
          name of each  non-employee  director,  annual retainer,  board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85% of fair market value;
     o    Offering period is 27 months or less; and
     o    The number of shares  allocated  to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:

     o    Broad-based participation (i.e., all employees of the company with the exclusion of  individuals  with 5% or more of beneficial  ownership of the company);
     o    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o    Company  matching  contribution up to 25% of employee's  contribution, which is effectively a discount of 20% from market value;
     o    No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating
In cases  where a  company  has  practiced  options  backdating,  WITHHOLD  on a
CASE-BY-CASE basis from the members of the compensation committee,  depending on the severity of the

                                     B-152

practices  and the  subsequent  corrective  actions  on the  part of the  board.
WITHHOLD from the  compensation  committee  members who oversaw the questionable options grant practices or from current compensation  committee members who fail to respond to the issue  proactively,  depending on several factors,  including, but not limited to:

     o    Reason  and  motive  for  the  options   backdating   issue,  such  as
          inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o    Corrective actions taken by the board or compensation committee,  such as canceling or repricing backdated options, or recouping option gains on backdated grants;
     o    Adoption of a grant policy that prohibits backdating,  and creation of a fixed  grant  schedule  or window  period  for equity  grants  going forward.

Severance Agreements for Executives/Golden Parachutes
Vote FOR  shareholder  proposals  to  require  golden  parachutes  or  executive severance  agreements to be submitted for shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.  An acceptable  parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;
     o    The amount  should not exceed three times base amount  (defined as the average annual taxable W-2  compensation)  during the five years prior to the year in which the change of control occurs;
     o    Change-in-control payments should be double-triggered, i.e., (1) after a change  in  control  has taken  place,  and (2)  termination  of the executive  as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

9.   Corporate Responsibility

Animal Rights
Generally  vote  AGAINST  proposals  to phase out the use of  animals in product testing unless:

     o    The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o    The company is conducting  animal  testing when suitable  alternatives are accepted and used at peer firms;
     o    The company has been the  subject of recent,  significant  controversy related to its testing programs.

Drug Pricing and Re-importation
Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on pharmaceutical products,  unless the company fails to adhere to  legislative

                                     B-153

guidelines  or  industry  norms in its product  pricing.  Vote  CASE-BY-CASE  on
proposals   requesting   that  the  company   evaluate  their  product   pricing
considering:

     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o    The company's  existing  initiatives  to provide its products to needy consumers;
     o    Whether  the  proposal  focuses on  specific  products  or  geographic regions.

Generally vote FOR proposals  requesting that companies  report on the financial and legal impact of their policies  regarding  prescription drug  re-importation unless such  information is already publicly  disclosed.  Generally vote AGAINST proposals  requesting  that companies  adopt  specific  policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients in their  products,  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most  tobacco-related  proposals (such as on second-hand  smoke,  advertising to youth,  and  spin-offs  of  tobacco-related  business)  should be evaluated on a
CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions  requesting that a company discloses its policies related to toxic  chemicals.  Vote  CASE-BY-CASE on resolutions  requesting that companies  evaluate  and  disclose  the  potential  financial  and  legal  risks associated with utilizing certain chemicals.  Generally vote AGAINST resolutions requiring that a company  reformulate its products  within a certain  timeframe, unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST  request for reports  outlining  potential  environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o    New  legislation is adopted  allowing  development and drilling in the
          ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o    The company has not  disclosed  an  environmental  risk report for its
          ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR  resolutions  requesting  that companies  report to shareholders on the risks and liabilities associated with CAFOs, unless:

                                     B-154

     o    The company has publicly  disclosed  guidelines  for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent,  significant fines or litigation resulting from greenhouse gas emissions.

Generally  vote  FOR  resolutions   requesting  that  companies   outline  their
preparations  to comply with standards  established by Kyoto Protocol  signatory markets unless:

     o    The company does not maintain operations in Kyoto signatory markets;
     o    The  company  already  evaluates  and  substantially   discloses  such
          information; or,
     o    Greenhouse  gas  emissions do not  significantly  impact the company's core businesses.

Political Contributions
Vote  CASE-BY-CASE  on  proposals  to  improve  the  disclosure  of a  company's
political   contributions   considering:   recent  significant   controversy  or
litigation  related to the company's  political  contributions  or  governmental affairs;  and the public  availability  of a policy on political  contributions.
Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive  compensation
to  social  factors,  such  as  corporate  downsizings,   customer  or  employee
satisfaction,  community involvement,  human rights,  environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring
Vote  CASE-BY-CASE  on  proposals  calling for  companies to report on the risks associated  with  outsourcing,  considering:  the risks  associated with certain international  markets;  the  utility  of such a  report  to  shareholders;  the existence  of a publicly  available  code of  corporate  conduct that applies to international operations.

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a  particular  country  and on  proposals  to  implement  certain  human  rights standards  at  company  facilities  or those of its  suppliers  and to commit to outside, independent monitoring.

                                     B-155

10.  Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees,  following the same guidelines for uncontested  directors for public company  shareholder  meetings.
However, mutual fund boards do not usually have compensation  committees,  so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote  CASE-BY-CASE  on  shareholder  proposals to reimburse  proxy  solicitation expenses.  When supporting the  dissidents,  vote FOR the  reimbursement  of the proxy solicitation expenses.

                                     B-156

                 ISS 2007 International Proxy Voting Guidelines
                                     Summary
                       Effective for Meetings Feb. 1, 2007
                              Updated Dec. 15, 2006

Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of  financial  statements  and  director and auditor  reports, unless:

     o    There are concerns  about the accounts  presented or audit  procedures used; or
     o    The company is not responsive to shareholder  questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals  authorizing  the board to fix auditor fees, unless:

     o    There are serious  concerns about the accounts  presented or the audit procedures used;
     o    The auditors are being changed without explanation; or
     o    Non-audit-related  fees are  substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive  capacity or can otherwise be considered  affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

     o    There are serious  concerns about the statutory  reports  presented or the audit procedures used;
     o    Questions  exist  concerning  any  of  the  statutory  auditors  being appointed; or
     o    The  auditors  have  previously  served the  company  in an  executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

     o    The  dividend  payout  ratio has been  consistently  below 30  percent without adequate explanation; or
     o    The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

                                     B-157

Vote AGAINST  proposals  that do not allow for a cash option  unless  management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR  resolutions  to change a  company's  fiscal  term  unless a  company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below
5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote  proposals  to amend  quorum  requirements  for  shareholder  meetings on a
CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:

     o    Adequate disclosure has not been provided in a timely manner;
     o    There are clear concerns over questionable finances or restatements;
     o    There have been questionable transactions with conflicts of interest;
     o    There  are  any  records  of  abuses  against   minority   shareholder
          interests; or
     o    The board fails to meet minimum corporate governance standards.

Vote FOR  individual  nominees  unless  there are  specific  concerns  about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST  shareholder  nominees  unless they  demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST  individual  directors if repeated  absences at board meetings have not been explained (in countries where this information is disclosed).

Vote  AGAINST  labor  representatives  if  they  sit  on  either  the  audit  or compensation committee, as they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

                                     B-158

2007 International Classification of Directors
Executive Director
     o    Employee or executive of the company;
     o    Any  director  who is  classified  as a  non-executive,  but  receives salary,  fees, bonus,  and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
     o    Any director who is attested by the board to be a non-independent NED;
     o    Any  director  specifically   designated  as  a  representative  of  a
          significant shareholder of the company;
     o    Any director  who is also an employee or  executive  of a  significant shareholder of the company;
     o    Beneficial  owner  (direct or  indirect) of at least 10 percent of the company's  stock,  either in economic  terms or in voting rights (this may be aggregated if voting power is  distributed  among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually,  but collectively own more than
          10 percent),  unless market best practice  dictates a lower  ownership and/or  disclosure  threshold  (and in other  special  market-specific circumstances);
     o    Government representative;
     o    Currently   provides   (or  a   relative(1)   provides)   professional
          services(4) to the company,  to an affiliate of the company,  or to an individual  officer  of the  company  or of one of its  affiliates  in excess of $10,000 per year;
     o    Represents customer,  supplier, creditor, banker, or other entity with which company maintains transactional/commercial  relationship (unless company discloses information to apply a materiality test(2));
     o    Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
     o    Relative(1) of current employee of the company or its affiliates;
     o    Relative(1) of former executive of the company or its affiliates;
     o    A new  appointee  elected other than by a formal  process  through the general  meeting (such as a contractual  appointment  by a substantial shareholder);
     o    Founder/co-founder/member  of  founding  family but not  currently  an employee;
     o    Former executive (five-year cooling off period);
     o    Years  of  service  will  NOT be a  determining  factor  unless  it is recommended best practice in a market:
          -    9 years  (from the date of  election)  in the United  Kingdom and
               Ireland;
          -    12 years in European markets.

                                     B-159

Independent NED
     o    No material(3)  connection,  either direct or indirect, to the company other than a board seat.

Employee Representative
     o    Represents   employees  or  employee   shareholders   of  the  company
          (classified   as   "employee    representative"   but   considered   a
          non-independent NED).

Footnotes:
(1)"Relative"  follows  the  SEC's  proposed  definition  of  "immediate  family members" which covers spouses, parents, children,  step-parents,  step-children, siblings,  in-laws, and any person (other than a tenant or employee) sharing the
household  of  any  director,  nominee  for  director,   executive  officer,  or
significant shareholder of the company.
(2) If the company makes or receives  annual  payments  exceeding the greater of
$200,000 or 5 percent of the recipient's  gross revenues.  (The recipient is the party receiving the financial proceeds from the transaction.)
(3) For purposes of ISS' director independence  classification,  "material" will be defined as a standard of  relationship  (financial,  personal,  or otherwise)
that a reasonable  person  might  conclude  could  potentially  influence  one's objectivity in the boardroom in a manner that would have a meaningful  impact on an individual's  ability to satisfy requisite  fiduciary  standards on behalf of shareholders.
4 Professional services can be characterized as advisory in nature and generally
include  the  following:   investment   banking/financial   advisory   services;
commercial banking (beyond deposit  services);  investment  services;  insurance services;  accounting/audit services;  consulting services;  marketing services;
and  legal  services.  The case of  participation  in a banking  syndicate  by a non-lead  bank should be  considered  a  transaction  (and hence  subject to the associated materiality test) rather than a professional relationship.

                                     B-160

Director Compensation
Vote FOR  proposals  to award cash fees to  non-executive  directors  unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive  director  compensation  proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle  compensation  for both  non-executive  and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote  AGAINST  proposals  to introduce  retirement  benefits  for  non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
     o    There are serious  questions  about actions of the board or management for the year in question; or
     o    Legal action is being taken against the board by other shareholders.

Vote AGAINST  proposals to remove  approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking  indemnification  and liability  protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote  AGAINST  proposals  to alter board  structure  or size in the context of a fight for control of the company or the board.

Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance  requests with  preemptive  rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without  preemptive rights to a maximum of 20 percent of currently issued capital.

                                     B-161

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current  authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR  specific  proposals  to  increase  authorized  capital to any  amount, unless:

     o    The  specific   purpose  of  the  increase   (such  as  a  share-based
          acquisition  or merger) does not meet ISS  guidelines  for the purpose being proposed; or
     o    The increase  would leave the company with less than 30 percent of its
          new  authorization   outstanding  after  adjusting  for  all  proposed
          issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting  purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a
CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions  that seek to maintain or convert to a one-share,  one-vote capital structure.

Vote AGAINST  requests for the creation or  continuation  of dual-class  capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the  creation of a new class of  preferred  stock or for  issuances  of preferred  stock up to 50  percent  of issued  capital  unless  the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the  creation/issuance  of convertible  preferred  stock as long as the maximum number of common shares that could be issued upon conversion  meets ISS'
guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of  preference  shares that would carry superior voting rights to the common shares.

Vote  AGAINST  the  creation  of blank check  preferred  stock  unless the board clearly states that the authorization will not be used to thwart a takeover bid.

                                     B-162

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

Debt Issuance Requests
Vote  non-convertible  debt issuance  requests on a CASE-BY-CASE  basis, with or without preemptive rights.

Vote FOR the  creation/issuance  of convertible  debt instruments as long as the maximum number of common shares that could be issued upon conversion  meets ISS'
guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote  proposals  to approve the  pledging  of assets for debt on a  CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote  proposals  to  approve  increases  in a  company's  borrowing  powers on a
CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:

     o    Clear evidence of past abuse of the authority is available; or
     o    The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR  requests  to reissue  any  repurchased  shares  unless  there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR  requests  to  capitalize  reserves  for  bonus  issues of shares or to increase par value.

Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis,  ISS reviews  publicly  available  information as of the date of the  report and  evaluates  the merits  and  drawbacks  of the  proposed transaction, balancing various and sometimes countervailing factors including:

                                     B-163

     o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion  may
          provide   an   initial   starting   point  for   assessing   valuation
          reasonableness,  ISS  places  emphasis  on the offer  premium,  market reaction, and strategic rationale.

     o    Market reaction - How has the market responded to the proposed deal? A negative  market  reaction  will cause ISS to  scrutinize  a deal more closely.

     o    Strategic  rationale  - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o    Conflicts of interest - Are insiders  benefiting  from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders? ISS will consider whether any special interests may have influenced  these  directors  and officers to support or recommend the merger.

     o    Governance  - Will  the  combined  company  have  a  better  or  worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive  mandatory  takeover bid  requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

                                     B-164

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR  proposals  that would improve the  company's  corporate  governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities  or result in  significant  costs being  incurred with little or no benefit.

                                     B-165

                                                                       Exhibit B

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

Vote FOR proposals to restrict or prohibit  shareholder  activity to take action by written consent.

Vote  AGAINST  proposals to allow or make easier  shareholder  action by written consent.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting.

Vote AGAINST proposals to restore or provide for cumulative voting.

                                     B-166

                           Lazard Asset Management LLC

                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A.   Introduction

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best  interests of its clients.  Lazard has developed a structure that is designed  to ensure that proxy  voting is  conducted  in an  appropriate manner, consistent with clients' best interest, and within the framework of this
Proxy Voting Policy (the  "Policy").  Lazard has adopted this Policy in order to satisfy its fiduciary  obligation.  It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment  Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard  manages  assets for a variety of  clients,  including  individuals,
Taft-Hartley   plans,    governmental   plans,   foundations   and   endowments,
corporations, and investment companies and other collective investment vehicles.
Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue  the same for all of its  clients.  This  Policy is based on the view that
Lazard,  in its role as investment  adviser,  must vote proxies based on what it believes will maximize shareholder value as a long-term investor,  and the votes that it casts on behalf of all its  clients  are  intended  to  accomplish  that objective.

     This  Policy  recognizes  that there may be times when  meeting  agendas or proposals  may create the  appearance  of a material  conflict of  interest  for
Lazard.  When such a conflict  may  appear,  Lazard will seek to  alleviate  the potential  conflict by voting  consistent  with  pre-approved  guidelines or, in situations where the pre-approved  guideline is to vote  case-by-case,  with the recommendation of an independent  source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   Responsibility to Vote Proxies

     Generally,  Lazard is willing to accept delegation from its clients to vote proxies.  Lazard does not delegate that authority to any other person or entity, but retains complete  authority for voting all proxies on behalf of its clients.
Not all clients delegate proxy voting authority to Lazard,  however,  and Lazard will not vote proxies,  or provide advice to clients on how to vote proxies,  in the  absence  of a specific  delegation  of  authority  or an  obligation  under applicable law. For example,  securities that are held in an investment advisory account, for which Lazard exercises no investment  discretion,  are not voted by
Lazard,  nor are shares that the client has authorized  their  custodian bank to use in a stock  loan  program,  which  passes  voting  rights to the party  with possession of the shares.

                                     B-167

C.   General Administration

     1.   Overview

     Lazard's  proxy  voting  process is  administered  by its Proxy  Operations
Department  ("ProxyOps"),  which reports to Lazard's Chief  Operations  Officer.
Oversight of the process is provided by Lazard's  Legal / Compliance  Department and by a Proxy  Committee  currently  consisting  of  Michael  Powers,  Managing
Director and a Portfolio  Manager for Lazard's  international  equity  products,
Richard  Tutino,  Managing  Director and a Portfolio  Manager for Lazard's  U.S.
equity  products,  Mark Little,  Director and European  Portfolio  Manager,  and
Melissa Cook, Managing Director and Lazard's Global Head of Research.  The Proxy
Committee  meets at least  semi-annually  to review  this  Policy  and  consider changes  to it, as well as  specific  proxy  voting  guidelines  (the  "Approved
Guidelines"),   which  are  discussed  below.  Meetings  may  be  convened  more frequently  (for  example,  to discuss a specific  proxy  agenda or proposal) as requested  by the Manager of  ProxyOps,  any member of the Proxy  Committee,  or
Lazard's  General  Counsel or Chief  Compliance  Officer.  A  representative  of
Lazard's Legal / Compliance  Department  must be present at all Proxy  Committee meetings.

     2.   Role of Third Parties

     To  assist  it in  its  proxy  voting  responsibilities,  Lazard  currently subscribes  to several  research  and other  proxy-related  services  offered by
Institutional  Shareholder  Services,  Inc. ("ISS"),  one of the world's largest providers of proxy voting  services.  ISS provides  Lazard with its  independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes  on  behalf  of its  clients,  with  respect  to both  U.S.  and  non-U.S.
securities.

     ISS provides other  proxy-related  administrative  services to Lazard.  ISS receives on Lazard's behalf all proxy  information  sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected  website for Lazard to review, including meeting dates,  all agendas and ISS's analysis.  ProxyOps  reviews this information on a daily basis and regularly  communicates  with  representatives  of ISS to ensure that all agendas are  considered  and proxies are voted on a timely  basis.  ISS also provides Lazard with vote execution,  recordkeeping  and reporting  support services.

     3.   Voting Process

     Lazard's  Proxy  Committee has approved  specific  proxy voting  guidelines regarding  various  common  proxy  proposals  (the  "Approved  Guidelines").  As discussed  more  fully  below in  Section  D of this  Policy,  depending  on the proposal,  the Approved  Guideline  may provide  that Lazard  should vote for or
against  the  proposal,   or  that  the  proposal  should  be  considered  on  a
case-by-case basis.

     Where the Approved  Guideline for a particular type of proxy proposal is to vote on a case-by  case  basis,  Lazard  believes  that input  from a  portfolio manager or research  analysts  with  knowledge of the issuer and its  securities
(collectively, "Portfolio Management") is essential. Portfolio Management is, in
Lazard's view, best able to evaluate the impact that the outcome on a particular proposal  will  have on the  value of the  issuer's  shares.  Consequently,  the
Manager of ProxyOps seeks Portfolio  Management's  recommendation on how to vote all such proposals.

                                     B-168

     In seeking Portfolio Management's  recommendation,  the Manager of ProxyOps provides ISS's  recommendation and analysis.  Portfolio  Management provides the
Manager of ProxyOps with its  recommendation and the reasons behind it. ProxyOps
will  generally  vote  as  recommended  by  Portfolio  Management,   subject  to
situations  where  there may appear to be a material  conflict of  interest,  in which case an  alternative  approach  may be  followed.  (See Section F, below.)
Depending  on the facts  surrounding  a  particular  case-by-case  proposal,  or
Portfolio Management's recommendation on a case-by-case proposal, the Manager of
ProxyOps may consult with Lazard's Chief Compliance  Officer or General Counsel, and may seek the final  approval  of the  Proxy  Committee  regarding  Portfolio
Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals  (described below) according to the  Approved  Guidelines.  For  non-routine  proposals  where  the  Approved
Guideline is to vote for or against,  ProxyOps will provide Portfolio Management both the  Approved  Guideline,  as well as ISS's  recommendation  and  analysis.
Unless  Portfolio  Management  disagrees  with the  Approved  Guideline  for the specific  proposal,  ProxyOps will generally vote the proposal  according to the
Approved Guideline. If Portfolio Management disagrees,  however, it will provide its reason for doing so. All the  relevant  information  will be provided to the
Proxy Committee members for a final  determination of such non-routine items. It is  expected  that  the  final  vote  will be  cast  according  to the  Approved
Guideline,  absent  a  compelling  reason  for not  doing  so,  and  subject  to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   Specific Proxy Items

     Shareholders  receive  proxies  involving  many different  proposals.  Many proposals  are  routine  in  nature,  such as a  non-controversial  election  of
Directors or a change in a company's name. Others are more complicated,  such as items regarding corporate governance and shareholder rights,  changes to capital structure,  stock option plans and other executive  compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved  Guidelines for a significant  proportion of the proxy proposals on which Lazard regularly  votes. Of course,  other proposals may be presented from time to time.  Those  proposals  will be discussed  with the Proxy  Committee to determine  how they  should be voted  and,  if it is  anticipated  that they may re-occur, to adopt an Approved Guideline.

     1.   Routine Items

     Lazard  generally  votes  routine  items  as  recommended  by the  issuer's management  and  Board of  Directors,  and  against  any  shareholder  proposals regarding  those  routine  matters,  based on the view that  management  is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure,  charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

          o    routine election or re-election of Directors;

                                     B-169

          o    appointment  or  election  of  auditors,  in the  absence  of any controversy or conflict regarding the auditors;

          o    issues relating to the timing or conduct of annual meetings; and

          o    name changes.

     2.   Corporate Governance and Shareholder Rights Matters

     Many  proposals   address  issues  related  to  corporate   governance  and
shareholder  rights.  These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          a.   Board of Director and Its Committees

          Lazard votes in favor of provisions that it believes will increase the effectiveness  of an issuer's Board of Directors.  Lazard  believes that in most  instances,  the Board  and the  issuer's  management  are in the best position  to make  the  determination  how to  best  increase  the  Board's
     effectiveness.   Lazard  does  not  believe  that  establishing  burdensome requirements  regarding a Board will  achieve  this  objective.  Lazard has
     Approved Guidelines to vote:

               o    For  the   establishment   of  an   independent   nominating
                    committee,  audit committee or  compensation  committee of a
                    Board of Directors;

               o    For a requirement that a substantial  majority (e.g. 2/3) of a US or UK company's Directors be independent;

               o    On a case-by-case  basis regarding the election of Directors where the Board does not have  independent  "key committees"
                    or sufficient independence;

               o    For  proposals  that the  Board's  committees  be  comprised solely of independent  Directors or consist of a majority of independent directors;

               o    For  proposals  to  limit  Directors'   liability;   broaden
                    indemnification  of Directors;  and approve  indemnification agreements for officers and Directors, unless doing so would affect  shareholder  interests  in  a  specific  pending  or
                    threatened   litigation;   or  for  indemnification  due  to
                    negligence in these cases voting is on a case-by-case basis;

               o    For  proposals  seeking to  de-classify  a Board and Against proposals seeking to classify a Board;

               o    On  a  case-by-case  basis  on  all  proposals  relating  to cumulative voting;

               o    Against shareholder  proposals,  absent a demonstrable need, proposing the establishment of additional committees; and on
                    a  case-by-case   basis  regarding  the   establishment   of
                    shareholder advisory committees.

                                     B-170

               o    Against    shareholder    proposals    seeking    union   or
                    special-interest representation on the Board;

               o    Against  shareholder  proposals  seeking to  establish  term limits or age limits for Directors;

               o    On a case-by-case basis on shareholder  proposals seeking to require  that the  issuer's  Chairman  and  Chief  Executive
                    Officer be different individuals;

               o    Against shareholder  proposals seeking to establish Director stock-ownership requirements; and

               o    Against shareholder  proposals seeking to change the size of a Board,  requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

          b.   Anti-takeover Measures

          Certain  proposals are intended to deter  outside  parties from taking control  of  a  company.  Such  proposals  could  entrench  management  and adversely affect  shareholder rights and the value of the company's shares.
     Consequently, Lazard has adopted Approved Guidelines to vote:

               o    Against proposals to adopt  supermajority vote requirements, or  increase  vote  requirements,  for  mergers  or for  the removal of directors;

               o    On a case-by-case  basis regarding  shareholder rights plans
                    (also  known  as  "poison  pill  plans")  and For  proposals seeking to require  all poison  pill plans be  submitted  to shareholder vote;

               o    Against proposals seeking to adopt fair price provisions and
                    For proposals seeking to rescind them;

               o    Against "blank check" preferred stock; and

               o    On a case-by-case  basis regarding other provisions  seeking
                    to  amend  a   company's   by-laws  or   charter   regarding
                    anti-takeover provisions.

          c.   Conduct of Shareholder Meetings

          Lazard generally opposes any effort by management to restrict or limit shareholder  participation  in  shareholder  meetings,  and is in  favor of efforts to enhance shareholder participation.  Lazard has therefore adopted
     Approved Guidelines to vote:

               o    Against proposals to adjourn meetings;

               o    Against   proposals   seeking  to   eliminate   or  restrict
                    shareholders' right to call a special meeting;

                                     B-171

               o    For proposals providing for confidential voting;

               o    Against   efforts  to   eliminate   or  restrict   right  of
                    shareholders to act by written consent;

               o    Against proposals to adopt  supermajority vote requirements, or increase vote requirements, and

               o    On a case-by-case basis on changes to quorum requirements.

     3.   Changes to Capital Structure

     Lazard receives many proxies that include proposals relating to a company's capital  structure.  These proposals vary greatly,  as each one is unique to the circumstances  of the  company  involved,  as well as the general  economic  and market conditions existing at the time of the proposal. The Board and management may have many  legitimate  business  reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons,  cash flow and market  conditions.  Lazard generally  believes that these decisions are best left to management,  absent  apparent  reasons why they should not be.  Consequently,  Lazard has adopted  Approved  Guidelines  to vote:

          o    For  management  proposals  to increase  or  decrease  authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

          o    For stock splits and reverse stock splits;

          o    On a case-by-case basis on matters affecting  shareholder rights, such as amending votes-per-share;

          o    On a  case-by-case  basis on management  proposals to issue a new class of common or preferred shares;

          o    For management proposals to adopt or amend dividend  reinvestment plans;

          o    Against  changes  in  capital  structure  designed  to be used in poison pill plans; and

          o    On a case-by-case  basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4.   Stock Option Plans and Other Executive Compensation Issues

     Lazard supports  efforts by companies to adopt  compensation  and incentive programs to attract and retain the highest caliber management  possible,  and to align the  interests  of the  Board,  management  and  employees  with  those of shareholders. Lazard favors programs intended to reward management and employees for positive,  long-term performance.  However,  Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

                                     B-172

          o    On a case-by-case basis regarding all stock option plans;

          o    Against   restricted   stock   plans  that  do  not  involve  any
               performance criteria;

          o    For employee stock purchase plans;

          o    On a case-by-case basis for stock appreciation rights plans;

          o    For deferred compensation plans;

          o    Against proposals to approve executive loans to exercise options;

          o    Against proposals to re-price underwater options;

          o    On  a  case-by-case  basis  regarding  shareholder  proposals  to eliminate or restrict severance agreements,  and For proposals to submit severance agreements to shareholders for approval; and

          o    Against  proposals to limit executive  compensation or to require executive  compensation to be submitted for shareholder approval, unless, with respect to the latter submitting  compensation plans for shareholder approval is required by local law or practice.

     5.   Mergers and Other Significant Transactions

     Shareholders  are  asked  to  consider  a  number  of  different  types  of significant  transactions,  including  mergers,  acquisitions,  sales  of all or substantially  all of a company's  assets,  reorganizations  involving  business combinations and liquidations.  Each of these transactions is unique. Therefore,
Lazard's  Approved  Guideline  is to vote on each  of  these  transactions  on a case-by-case basis.

     6.   Social and Political Issues

     Proposals involving social and political issues take many forms and cover a wide array of issues.  Some  examples  are:  adoption of  principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries;  adoption of certain  conservation  efforts;  reporting of charitable  contributions  or  political  contributions  or  activities;  or the adoption of certain principles  regarding employment practices or discrimination policies.  These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally  supports the notion that corporations  should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political  proposals in a way that it believes  will most  increase  shareholder value.  As a  result,  Lazard  has  adopted  Approved  Guidelines  to  vote on a case-by-case  basis for most social and political issue  proposals.  Lazard will generally vote for the approval of anti-discrimination policies.

                                     B-173

E.   Voting Non-U.S. Securities

Lazard  invests  in  non-U.S.  securities  on behalf of many  clients.  Laws and
regulations   regarding   shareholder   rights  and  voting   procedures  differ
dramatically  across  the world.  In  certain  countries,  the  requirements  or restrictions  imposed  before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's  ability to sell shares for a certain period of time if the  shareholder  votes  proxies  at a  meeting  (a  practice  known  as  "share blocking").  In other  instances,  the costs of voting a proxy  (i.e.,  by being required  to send a  representative  to the  meeting)  may simply  outweigh  any benefit  to the  client if the proxy is voted.  The  Manager  of  ProxyOps  will consult with Portfolio Management to determine whether they believe it is in the interest  of the  clients to vote the  proxies.  In these  instances,  the Proxy
Committee  will have the  authority to decide that it is in the best interest of its clients not to vote the proxies.

F.   Conflicts of Interest

     1.   Overview

     Lazard is required to vote proxies in the best interests of its clients. It is essential,  therefore,  that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential  conflicts of interest  are  inherent in Lazard's  organizational structure  and  in the  nature  of  its  business.  Following  are  examples  of situations  that could  present a conflict of interest  or the  appearance  of a conflict of interest:

          o    Lazard  Freres  &  Co.  LLC  ("LF&Co."),  Lazard's  parent  and a registered broker-dealer,  or an investment banking affiliate has an investment  banking  relationship with a company the shares of which are held in accounts of Lazard  clients,  and has  provided services to the company with  respect to an upcoming  significant proxy proposal (i.e., a merger or other significant transaction);

          o    Lazard  serves  as  an  investment  adviser  for  a  company  the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

          o    Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

          o    A  Lazard  employee  who  would  otherwise  be  involved  in  the decision-making  process  regarding a  particular  proposal has a material  relationship  with the  issuer  or owns  shares  of the issuer.

     2.   General Policy and Consequences of Violations

     All  proxies  must be voted in the best  interest  of each  Lazard  client, without any consideration of the interests of any other Lazard client (unrelated to the economic  effect of the  proposal  being voted on share  price),  Lazard,
LF&Co.  or  any  of  their  Managing  Directors,   officers,   employees  or
affiliates.

                                     B-174

     ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the  Proxy  Committee  and/or  the  Legal and  Compliance  Department.  No other
Managing Directors,  officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation  of this  Policy.  Any  communication  between a Managing  Director, officer or employee of LF&Co.  and a Managing  Director,  officer or employee of
Lazard trying to influence how a proposal should be voted is prohibited,  and is a  violation  of  this  Policy.  Violations  of  this  Policy  could  result  in disciplinary  action,  including  letter  of  censure,  fine or  suspension,  or termination of  employment.  Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's  client  agreements,  which could result in severe civil and  criminal  penalties  being  imposed,  including  the violator being  prohibited from ever working for any  organization  engaged in a securities business.

     Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering  whether they have a  conflicting  interest or the  appearance  of a conflicting  interest on any proposal. A conflict could arise, for example, if a
Managing Director,  officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director,  officer or employee  believes  such a  conflict  exists or may  appear to exist,  he or she should notify the Chief Compliance  Officer  immediately and, unless  determined otherwise, should not continue to participate in the decision-making process.

     3.   Monitoring for Conflicts and Voting When a Material Conflict Exists

     Lazard  monitors for  potential  conflicts of interest  when it is possible that a  conflict  could be viewed  as  influencing  the  outcome  of the  voting decision.  Consequently,  the steps that Lazard takes to monitor conflicts,  and voting  proposals  when the  appearance of a material  conflict  exists,  differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          a.   Where Approved Guideline Is For or Against

          Most  proposals on which  Lazard  votes have an Approved  Guideline to vote for or against.  Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved  Guideline.  It is therefore  necessary to consider whether an apparent conflict of interest exists where Portfolio  Management  disagrees with the Approved  Guideline.  When that  happens,  the Manager of ProxyOps will use its best  efforts to  determine  whether a conflict of interest or potential  conflict of  interest  exists by  inquiring  whether the company itself,  or the sponsor of the proposal is a Lazard client.  If either is a
     Lazard  client,  the  Manager  of Proxy  Ops  will  notify  Lazard's  Chief
     Compliance  Officer,  who will  determine  whether  some other  conflict or potential conflict exists.

          If it appears  that a conflict  of  interest  exists,  the  Manager of
     ProxyOps  will  notify  the  Proxy  Committee,  who will  review  the facts surrounding  the conflict and  determine  whether the conflict is material.
     Whether a conflict is "material" will depend on the facts and circumstances involved.  For  purposes  of this  Policy,  the  appearance  of a  material

                                     B-175

     conflict is one that the Proxy Committee  determines could be expected by a reasonable  person in similar  circumstances  to influence  or  potentially influence the voting decision on the particular proposal involved.

          If the Proxy Committee  determines that there is no material conflict, the proxy will be voted as outlined in this Policy.  If the Proxy Committee determines  that a material  conflict  appears to exist,  then the proposal will be voted according to the Approved Guideline.

          a.   Where Approved Guideline Is Case-by-Case

          In situations where the Approved Guideline is to vote case-by-case and a material  conflict of interest  appears to exist,  Lazard's  policy is to vote the proxy  item  according  to the  recommendation  of an  independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine  whether a  conflict  of  interest  or a  potential  conflict  of interest  may exist by  inquiring  whether the sponsor of the proposal is a
     Lazard client. If the sponsor is a Lazard client,  the Manager of Proxy Ops will notify Lazard's Chief Compliance  Officer,  who will determine whether some other conflict or potential conflict exists.

          If it appears  that a conflict  of  interest  exists,  the  Manager of
     ProxyOps  will  notify  the  Proxy  Committee,  who will  review  the facts surrounding  the conflict and  determine  whether the conflict is material.
     There is a  presumption  that  certain  circumstances  will  give rise to a material conflict of interest or the appearance of such material  conflict, such as LF&Co.  having  provided  services to a company  with respect to an upcoming  significant  proxy proposal (i.e., a merger or other  significant transaction).  If the Proxy Committee  determines that there is no material conflict,  the proxy will be voted as outlined in this Policy. If the Proxy
     Committee  determines that a material  conflict appears to exist,  then the proposal will generally be voted  according to the  recommendation  of ISS, however,  before doing so,  ProxyOps  will obtain a written  representation from ISS that it is not in a  position  of  conflict  with  respect  to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies.  If ISS is in a conflicting  position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy
     Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services,  and will defer to the majority recommendation.  If a recommendation for a third independent  source  is not  available  and  ISS  is  not in a  conflicting position,  Lazard will  follow the  recommendation  of ISS's Proxy  Advisor
     Service. In addition,  in the event of a conflict that arises in connection with a proposal  for a Lazard  mutual fund,  Lazard will either  follow the procedures  described  above or vote shares for or against the  proposal in proportion to shares voted by other shareholders.

G.   Review of Policy

The Proxy Committee will review this Policy at least  semi-annually  to consider whether any changes  should be made to it or to any of the Approved  Guidelines.
Questions  or  concerns

                                     B-176

regarding  the Policy should be raised with  Lazard's  General  Counsel or Chief
Compliance Officer.

                                     B-177

                               PROXY VOTING POLICY

                                       For

                            BlackRock Advisors, Inc.
                and Its Affiliated Registered Investment Advisers

     These  Proxy  Voting  Policies  and  Procedures  ("Policy")  for  BlackRock
Advisors,  LLC  and  its  affiliated  U.S.  registered  investment  advisers(11)
("BlackRock")  reflect our duty as a fiduciary under the Investment Advisers Act of 1940  (the  "Advisers  Act") to vote  proxies  in the best  interests  of our clients.  BlackRock serves as the investment  manager for investment  companies, other commingled  investment  vehicles and/or separate accounts of institutional and  other  clients.  The  right to vote  proxies  for  securities  held in such accounts  belongs to  BlackRock's  clients.  Certain  clients of BlackRock  have
retained   the  right  to  vote  such   proxies  in   general  or  in   specific
circumstances.(12) Other clients, however, have delegated to BlackRock the right to vote proxies for  securities  held in their  accounts as part of  BlackRock's authority to manage, acquire and dispose of account assets.

     When  BlackRock  votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers
Act, an investment  adviser is a fiduciary  that owes each of its clients a duty of care and loyalty with respect to all services the adviser  undertakes  on the client's  behalf,  including proxy voting.  BlackRock is therefore  subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's  best  interests,(13)  whether or not the client's  proxy voting is subject to the fiduciary  standards of the Employee  Retirement  Income Security
Act of 1974  ("ERISA").(14)  When voting proxies for client accounts  (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best  interests of clients and ERISA  clients' plan  beneficiaries and participants.  In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying  securities held in client accounts.(15) It is imperative that
BlackRock  considers  the  interests  of its clients,  and not the  interests of
BlackRock,  when voting proxies and that real (or perceived)  material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

________________________
(11) The Policy does not apply to BlackRock Asset  Management  U.K.  Limited and
     BlackRock  Investment  Managers   International  Limited,  which  are  U.S.
     registered investment advisers based in the United Kingdom.

(12) In certain situations,  a client may direct BlackRock to vote in accordance with the client's proxy voting  policies.  In these  situations,  BlackRock will  seek to  comply  with  such  policies  to the  extent it would not be inconsistent with other BlackRock legal responsibilities.

(13) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President,
     Ram Trust  Services  (February  12, 2002)  (Section  206 of the  Investment
     Advisers Act imposes a fiduciary  responsibility to vote proxies fairly and in the best  interests of clients);  SEC Release No.  IA-2106  (February 3,
     2003).

(14) DOL  Interpretative  Bulletin of Sections  402,  403 and 404 of ERISA at 29
     C.F.R. 2509.94-2

(15) Other  considerations,  such  as  social,  labor,  environmental  or  other policies,  may be of interest to  particular  clients.  While  BlackRock is cognizant of the importance of such considerations,  when voting proxies it will  generally take such matters into account only to the extent that they have a direct bearing on the economic  value of the underlying  securities.
     To the  extent  that a  BlackRock  client  desires  to pursue a  particular social,  labor,  environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser,  BlackRock encourages the client to consider  retaining  direct proxy voting authority or to appoint  independently  a special proxy voting  fiduciary  other than
     BlackRock.

                                     B-178

     Advisers  Act Rule  206(4)-6  was adopted by the SEC in 2003 and  requires, among other things,  that an investment  adviser that exercises voting authority over clients' proxy voting adopt policies and procedures  reasonably designed to ensure  that the  adviser  votes  proxies  in the  best  interests  of  clients, discloses to its clients  information  about those  policies and  procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties,  the requirements of Rule 206(4)-6,  and given the  complexity of the issues that may be raised in connection  with proxy votes,  BlackRock has adopted these policies and procedures.  BlackRock's Equity
Investment  Policy  Oversight  Committee,   or  a  sub-committee   thereof  (the
"Committee"),  addresses  proxy  voting  issues on behalf of  BlackRock  and its clients.(16)  The  Committee  is  comprised  of senior  members  of  BlackRock's
Portfolio  Management  Group and  advised by  BlackRock's  Legal and  Compliance
Department.

____________________
(16) Subject to the Proxy  Voting  Policies  of Merrill  Lynch Bank &  Trust
     Company FSB, the Committee  may also  function  jointly as the Proxy Voting
     Committee  for Merrill Lynch Bank &  Trust  Company FSB trust  accounts managed by personnel dually-employed by BlackRock.

                                     B-179

I.   Scope of Committee Responsibilities

     The Committee shall have the  responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained  the  right to vote  their  own  proxies,  either  generally  or on any specific  matter.  In so doing,  the  Committee  shall seek to ensure that proxy votes  are made in the best  interests  of  clients,  and that  proxy  votes are determined in a manner free from  unwarranted or inappropriate  influences.  The
Committee  shall also  oversee the overall  administration  of proxy  voting for
BlackRock accounts.(17)

     The Committee shall establish  BlackRock's  proxy voting  guidelines,  with such advice,  participation and research as the Committee deems appropriate from portfolio  managers,  proxy voting  services or other  knowledgeable  interested parties.  As it is anticipated  that there will not necessarily be a "right" way to vote proxies on any given issue  applicable  to all facts and  circumstances, the Committee  shall also be responsible  for  determining  how the proxy voting guidelines  will be applied to specific  proxy votes,  in light of each issuer's unique structure,  management,  strategic options and, in certain circumstances, probable economic and other anticipated  consequences of alternative actions. In so doing,  the Committee  may  determine to vote a particular  proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of certain proxy issues are not  suitable for general  voting  guidelines  and  requires a  case-by-case determination,  in which  case the  Committee  may elect not to adopt a specific voting  guideline  applicable  to such issues.  BlackRock  believes that certain proxy  voting  issues  - such as  approval  of  mergers  and  other  significant
corporate   transactions  -  require  investment  analysis  akin  to  investment decisions, and are therefore not suitable for general guidelines.  The Committee may elect to adopt a common  BlackRock  position on certain proxy votes that are akin to investment decisions,  or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(18)

     While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock  clients,  the Committee,  in  conjunction  with the portfolio manager of an account,  may determine  that the specific  circumstances  of such account  require that such account's  proxies be voted  differently  due to such account's investment objective or other factors that differentiate it from other accounts.  In addition,  on proxy votes that are akin to  investment  decisions,
BlackRock  believes  portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for  BlackRock's  clients,  on how best to maximize economic value in respect of a particular investment.

_____________________________
(17) The Committee may delegate  day-to-day  administrative  responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(18) The Committee will normally defer to portfolio managers on proxy votes that are akin to  investment  decisions  except for proxy  votes that  involve a material  conflict of  interest,  in which case it will  determine,  in its discretion, the appropriate voting process so as to address such conflict.

                                     B-180

     The Committee  will also be  responsible  for ensuring the  maintenance  of records of each proxy vote,  as required by  Advisers  Act Rule  204-2.(19)  All records will be maintained in accordance  with  applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the
Committee's   determinations  and  records  shall  be  treated  as  proprietary, nonpublic and confidential.

     The Committee  shall be assisted by other  BlackRock  personnel,  as may be appropriate.  In  particular,  the  Committee  has  delegated  to the  BlackRock
Operations  Department  responsibility  for  monitoring  corporate  actions  and ensuring  that proxy votes are  submitted in a timely  fashion.  The  Operations
Department  shall  ensure that proxy voting  issues are promptly  brought to the
Committee's  attention  and that the  Committee's  proxy  voting  decisions  are appropriately disseminated and implemented.

     To assist  BlackRock  in voting  proxies,  the  Committee  may  retain  the services of a firm  providing such  services.  BlackRock has currently  retained
Institutional  Shareholder  Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services  to  institutional  investment  managers,  plan  sponsors,  custodians, consultants,  and  other  institutional  investors.  The  services  provided  to
BlackRock  may  include,  but are not  limited  to,  in-depth  research,  voting
recommendations   (which  the  Committee  is  not  obligated  to  follow),  vote execution, and recordkeeping.

______________________
(19) The  Committee  may delegate the actual  maintenance  of such records to an outside  service  provider.  Currently,  the  Committee  has  delegated the maintenance of such records to Institutional Shareholder Services.

                                     B-181

II.    Special Circumstances

     Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement,  partnership agreement, indenture or other governing document of a specific financial instrument held by
BlackRock clients. BlackRock will generally treat such requests for consents not as  "proxies"  subject to these Proxy  Voting  Policies  and  Procedures  but as investment  matters to be dealt  with by the  responsible  BlackRock  investment professionals  would,  provided  that  such  consents  (i) do not  relate to the election of a board of directors or appointment of auditors of a public company, and (ii)  either  (A) would  not  otherwise  materially  affect  the  structure, management or control of a public  company,  or (B) relate to a company in which
BlackRock  clients hold only interests in bank loans or debt  securities and are consistent with customary standards and practices for such instruments.

     Securities on Loan.  Registered  investment  companies  that are advised by
BlackRock  as well  as  certain  of our  advisory  clients  may  participate  in
securities  lending  programs.   Under  most  securities  lending  arrangements,
securities on loan may not be voted by the lender (unless the loan is recalled).
BlackRock  believes  that  each  client  has  the  right  to  determine  whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program,  through its lending agent,  that balances any tension  between loaning and voting  securities  in a matter that  satisfies  such client.  If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's  determination  and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns  received from  securities  lending  and make  the  client a less  desirable  lender  in a marketplace.  Where a client retains a lending agent that is  unaffiliated  with
BlackRock,  BlackRock  will  generally  not  seek to vote  proxies  relating  to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending  agent,  BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

     Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States,  voting proxies of non-US companies frequently involves  logistical  issues which can affect  BlackRock's  ability to vote such proxies,  as well as the  desirability  of voting  such  proxies.  These  issues include (but are not limited to): (i) untimely  notice of shareholder  meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise  their voting rights  surrender the right to dispose of their  holdings for  some  specified  period  in  proximity  to the  shareholder  meeting),  (v)
potential  difficulties  in  translating  the proxy,  and (vi)  requirements  to provide local agents with  unrestricted  powers of attorney to facilitate voting instructions.

     As a  consequence,  BlackRock  votes proxies of non-US  companies only on a
"best-efforts"  basis.  In addition,  the  Committee  may  determine  that it is generally  in the best  interests  of  BlackRock  clients not to vote proxies of companies  in  certain  countries  if the  Committee  determines  that the costs
(including but not limited to opportunity  costs  associated with  shareblocking constraints)  associated  with  exercising  a vote  generally  are  expected  to outweigh the benefit the client will derive by voting on the issuer's  proposal.
If the  Committee  so  determines  in the  case  of a  particular  country,  the
Committee  (upon advice from  BlackRock  portfolio  managers)  may override such determination with respect to a particular  issuer's  shareholder meeting if the
Committee  believes  the  benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

     Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a  "BlackRock
Affiliate"),  or a money  management  or other client of BlackRock (a "BlackRock
Client").(20) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     |X|  The  Committee  intends to adhere to the voting  guidelines  set forth herein for all proxy  issues  including  matters  involving  BlackRock
          Affiliates and BlackRock Clients. The Committee may, in its discretion for the  purposes of ensuring  that an  independent  determination  is reached,  retain an  independent  fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

     |X|  If the Committee determines not to retain an independent fiduciary, or does not desire to follow the  advice of such  independent  fiduciary, the Committee shall  determine how to vote the proxy after  consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's  best  interest  notwithstanding  the conflict.

______________________________
(20) Such issuers may include investment  companies for which BlackRock provides investment advisory, administrative and/or other services.

                                     B-182

III. Voting Guidelines

     The  Committee  has  determined  that  it is  appropriate  and in the  best interests of BlackRock's clients to adopt the following voting guidelines, which represent  the  Committee's  usual voting  position on certain  recurring  proxy issues that are not expected to involve unusual  circumstances.  With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting  guideline if the  Committee  determines  that doing so is, in the
Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee  members present at a
Committee meeting for which there is a quorum.

                                     B-183

     A.   Boards of Directors

     These proposals concern those issues submitted to shareholders  relating to the  composition  of the Board of Directors of companies  other than  investment companies. As a general matter, the Committee believes that a company's Board of
Directors (rather than shareholders) is most likely to have access to important, nonpublic  information  regarding a company's  business  and  prospects,  and is therefore  best-positioned to set corporate policy and oversee  management.  The
Committee therefore believes that the foundation of good corporate governance is the election of  qualified,  independent  corporate  directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize  shareholder value over time.
In individual  cases, the Committee may look at a Director  nominee's history of representing  shareholder  interests as a director of other companies,  or other factors to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
                    VOTE and DESCRIPTION
  ----------------- --------------------------------------------------------------------------------------------------
   A.1               FOR nominees for director of United States companies in uncontested elections, except for nominees who:
                    o    have  missed at least two  meetings  and,  as a result,
                         attended  less  than 75% of  meetings  of the  Board of
                         Directors and its committees the previous year,  unless
                         the  nominee  missed the  meeting(s)  due to illness or
                         company business
                    o    voted to implement or renew a "dead-hand" poison pill
                    o    ignored a  shareholder  proposal  that was  approved by
                         either a majority of the shares outstanding in any year
                         or by the  majority  of votes cast for two  consecutive
                         years
                    o    failed to act on takeover  offers where the majority of
                         the shareholders have tendered their shares
                    o    are   corporate   insiders  who  serve  on  the  audit,
                         compensation  or  nominating  committees  or on a  full
                         Board  that  does not  have  such  committees  composed
                         exclusively of independent directors
                    o    on a  case-by-case  basis,  have served as directors of
                         other   companies   with   allegedly   poor   corporate
                         governance
                    o    sit on more than six boards of public companies
  ----------------- --------------------------------------------------------------------------------------------------
  A.2               FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
  ----------------- --------------------------------------------------------------------------------------------------
  A.3               FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
  ----------------- --------------------------------------------------------------------------------------------------
  A.4               AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
  ----------------- --------------------------------------------------------------------------------------------------

                                     B-184

  A.5               AGAINST proposals supporting cumulative voting
  ----------------- --------------------------------------------------------------------------------------------------
  A.6               FOR proposals eliminating cumulative voting
  ----------------- --------------------------------------------------------------------------------------------------
  A.7               FOR proposals supporting confidential voting
  ----------------- --------------------------------------------------------------------------------------------------
  A.8               FOR proposals seeking election of supervisory board members
  ----------------- --------------------------------------------------------------------------------------------------
  A.9               AGAINST shareholder proposals seeking additional representation of  women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
  ----------------- --------------------------------------------------------------------------------------------------
  A.10              AGAINST shareholder proposals for term limits for directors
  ----------------- --------------------------------------------------------------------------------------------------
  A.11              FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
  ----------------- --------------------------------------------------------------------------------------------------
  A.12              AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
  ----------------- --------------------------------------------------------------------------------------------------
  A.13              FOR proposals requiring a majority of independent directors on a Board of Directors
  ----------------- --------------------------------------------------------------------------------------------------
  A.14              FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
  ----------------- --------------------------------------------------------------------------------------------------
  A.15              FOR proposals to require audit, compensation and/or nominating committees of a Board of
                    Directors to consist exclusively of independent directors
  ----------------- --------------------------------------------------------------------------------------------------
  A.16              AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
  ----------------- --------------------------------------------------------------------------------------------------
  A.17              FOR proposals to elect account inspectors
  ----------------- --------------------------------------------------------------------------------------------------
  A.18              FOR proposals to fix the membership of a Board of Directors at a specified size
  ----------------- --------------------------------------------------------------------------------------------------
  A.19              FOR proposals permitting shareholder ability to nominate directors directly
  ----------------- --------------------------------------------------------------------------------------------------
  A.20              AGAINST proposals to eliminate shareholder ability to nominate directors directly
  ----------------- --------------------------------------------------------------------------------------------------
  A.21              FOR proposals permitting shareholder ability to remove directors directly
  ----------------- --------------------------------------------------------------------------------------------------
  A.22              AGAINST proposals to eliminate shareholder ability to remove directors directly
  ----------------- --------------------------------------------------------------------------------------------------

                                     B-185

     B.   Auditors

     These proposals  concern those issues submitted to shareholders  related to the selection of auditors.  As a general  matter,  the  Committee  believes that
corporate   auditors  have  a  responsibility  to  represent  the  interests  of shareholders  and provide an  independent  view on the  propriety  of  financial reporting decisions of corporate management.  While the Committee will generally defer to a corporation's  choice of auditor,  in individual cases, the Committee may look at an  auditors'  history  of  representing  shareholder  interests  as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
  B.1               FOR approval of independent auditors, except for:
                    o    auditors that have a financial interest in, or material
                         association  with,  the company they are auditing,  and
                         are  therefore  believed  by  the  Committee  not to be
                         independent
                    o    auditors  who have  rendered  an opinion to any company
                         which  in  the   Committee's   opinion  is  either  not
                         consistent  with  best  accounting   practices  or  not
                         indicative of the company's financial situation
                    o    on  a   case-by-case   basis,   auditors   who  in  the
                         Committee's  opinion  provide a  significant  amount of
                         non-audit services to the company
  ----------------- --------------------------------------------------------------------------------------------------
   B.2              FOR proposals seeking authorization to fix the remuneration of auditors
  ----------------- --------------------------------------------------------------------------------------------------
   B.3              FOR approving internal statutory auditors
  ----------------- --------------------------------------------------------------------------------------------------
                    FOR proposals for audit firm rotation, except for proposals that would require rotation after a
   B.4              period of less than 5 years
  ----------------- --------------------------------------------------------------------------------------------------

     C.   Compensation and Benefits

     These proposals  concern those issues submitted to shareholders  related to management  compensation  and  employee  benefits.  As  a  general  matter,  the
Committee favors disclosure of a company's compensation and benefit policies and opposes  excessive  compensation,  but believes  that  compensation  matters are normally best  determined  by a  corporation's  board of directors,  rather than shareholders.  Proposals to "micro-manage" a company's compensation practices or to set  arbitrary  restrictions  on  compensation  or  benefits  will  therefore generally not be supported.

     The  Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
  C.1               IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by
                    ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the

                                     B-186

                    Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
  ----------------- --------------------------------------------------------------------------------------------------
  C.2               FOR proposals to eliminate retirement benefits for outside directors
  ----------------- --------------------------------------------------------------------------------------------------
  C.3               AGAINST proposals to establish retirement benefits for outside directors
  ----------------- --------------------------------------------------------------------------------------------------
  C.4               FOR proposals approving the remuneration of directors or of supervisory board members
  ----------------- --------------------------------------------------------------------------------------------------
  C.5               AGAINST proposals to reprice stock options
  ----------------- --------------------------------------------------------------------------------------------------
  C.6               FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
  ----------------- --------------------------------------------------------------------------------------------------
  C.7               FOR proposals to pay retirement bonuses to directors of Japanese companies unless  the directors have served less than three years
  ----------------- --------------------------------------------------------------------------------------------------
  C.8               AGAINST proposals seeking to pay outside directors only in stock
  ----------------- --------------------------------------------------------------------------------------------------
  C.9               FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
  ----------------- --------------------------------------------------------------------------------------------------
  C.10              AGAINST proposals to ban all future stock or stock option grants to executives
  ----------------- --------------------------------------------------------------------------------------------------
  C.11              AGAINST option plans or grants that apply to directors or employees of "related companies"
                    without adequate disclosure of the corporate relationship and justification of the option policy
  ----------------- --------------------------------------------------------------------------------------------------
  C.12              FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
  ----------------- --------------------------------------------------------------------------------------------------

                                     B-187

     D.   CAPITAL STRUCTURE

     These proposals  relate to various  requests,  principally from management, for approval of amendments that would alter the capital  structure of a company, such as an increase in authorized  shares.  As a general  matter,  the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
  D.1               AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
  ----------------- --------------------------------------------------------------------------------------------------
  D.2               FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
  ----------------- --------------------------------------------------------------------------------------------------
  D.3               FOR management proposals approving share repurchase programs
  ----------------- --------------------------------------------------------------------------------------------------
  D.4               FOR management proposals to split a company's stock
  ----------------- --------------------------------------------------------------------------------------------------
  D.5               FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
  ----------------- --------------------------------------------------------------------------------------------------
  D.6               FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
  ----------------- --------------------------------------------------------------------------------------------------

                                     B-188

     E.   Corporate Charter and By-Laws

     These proposals  relate to various requests for approval of amendments to a corporation's  charter or  by-laws,  principally  for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
  E.1               AGAINST proposals seeking to adopt a poison pill
  ----------------- --------------------------------------------------------------------------------------------------
  E.2               FOR proposals seeking to redeem a poison pill
 ----------------- --------------------------------------------------------------------------------------------------
  E.3               FOR proposals seeking to have poison pills submitted to shareholders for ratification
  ----------------- --------------------------------------------------------------------------------------------------
  E.4               FOR management proposals to change the company's name
  ----------------- --------------------------------------------------------------------------------------------------

B-189

     F.   CORPORATE MEETINGS

     These are routine  proposals  relating to various  requests  regarding  the formalities of corporate meetings.

     The Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
  F.1               AGAINST proposals that seek authority to act on "any other business that may arise"
  ----------------- --------------------------------------------------------------------------------------------------
  F.2               FOR proposals designating two shareholders to keep minutes of the meeting
  ----------------- --------------------------------------------------------------------------------------------------
  F.3               FOR proposals concerning accepting or approving financial statements and statutory reports
  ----------------- --------------------------------------------------------------------------------------------------
  F.4               FOR  proposals approving the discharge of management and the supervisory board
  ----------------- --------------------------------------------------------------------------------------------------
  F.5               FOR  proposals approving the allocation of income and the dividend
  ----------------- --------------------------------------------------------------------------------------------------
  F.6               FOR proposals seeking authorization to file required documents/other formalities
  ----------------- --------------------------------------------------------------------------------------------------
  F.7               FOR proposals to authorize the corporate board to ratify and execute approved resolutions
  ----------------- --------------------------------------------------------------------------------------------------
  F.8               FOR proposals appointing inspectors of elections
  ----------------- --------------------------------------------------------------------------------------------------
  F.9               FOR proposals electing a chair of the meeting
  ----------------- --------------------------------------------------------------------------------------------------
  F.10              FOR proposals to permit "virtual" shareholder meetings over the Internet
  ----------------- --------------------------------------------------------------------------------------------------
  F.11              AGAINST proposals to require rotating sites for shareholder meetings
  ----------------- --------------------------------------------------------------------------------------------------

                                     B-190

     G.   INVESTMENT COMPANIES

     These  proposals  relate to proxy  issues that are  associated  solely with holdings  of shares of  investment  companies,  including,  but not  limited to,
investment   companies  for  which  Blackrock  provides   investment   advisory,
administrative  and/or other  services.  As with other types of  companies,  the
Committee   believes  that  a  fund's  Board  of  Directors   (rather  than  its
shareholders)  is  best-positioned  to set fund policy and  oversee  management.
However,  the Committee  opposes  granting  Boards of Directors  authority  over certain  matters,  such as changes to a fund's  investment  objective,  that the
Investment   Company  Act  of  1940  envisions  will  be  approved  directly  by shareholders.

     The Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
  G.1               FOR nominees for director of mutual funds in uncontested elections, except for nominees who:
                    o    have  missed at least two  meetings  and,  as a result,
                         attended  less  than 75% of  meetings  of the  Board of
                         Directors and its committees the previous year,  unless
                         the  nominee  missed the meeting due to illness or fund
                         business
                    o    ignore a  shareholder  proposal  that was  approved  by
                         either a majority of the shares outstanding in any year
                         or by the  majority  of votes cast for two  consecutive
                         years
                    o    are  interested  directors  who  serve on the  audit or
                         nominating  committees or on a full Board that does not
                         have   such   committees   composed    exclusively   of
                         independent directors
                    o    on a  case-by-case  basis,  have served as directors of
                         companies with allegedly poor corporate governance
  ----------------- --------------------------------------------------------------------------------------------------
  G.2               FOR the establishment of new series or classes of shares
  ----------------- --------------------------------------------------------------------------------------------------
  G.3               AGAINST proposals to change a fund's investment objective to nonfundamental
  ----------------- --------------------------------------------------------------------------------------------------
  G.4               FOR  proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
  ----------------- --------------------------------------------------------------------------------------------------
  G.5               AGAINST a shareholder proposal for the establishment of a director ownership requirement
  ----------------- --------------------------------------------------------------------------------------------------
  G.6               FOR classified boards of closed-end investment companies
  ----------------- --------------------------------------------------------------------------------------------------

                                     B-191

     H.   ENVIRONMENTAL AND SOCIAL ISSUES

     These are shareholder  proposals to limit corporate  conduct in some manner that  relates  to  the  shareholder's  environmental  or  social  concerns.  The
Committee generally believes that annual shareholder  meetings are inappropriate forums for the  discussion  of larger  social  issues,  and opposes  shareholder
resolutions   "micromanaging"   corporate  conduct  or  requesting   release  of
information  that would not help a  shareholder  evaluate an  investment  in the corporation as an economic matter.  While the Committee is generally  supportive of proposals to require  corporate  disclosure of matters that seem relevant and material to the economic  interests of shareholders,  the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

  ----------------- --------------------------------------------------------------------------------------------------
  H.1               AGAINST proposals seeking to have companies adopt international codes of conduct
  ----------------- --------------------------------------------------------------------------------------------------
  H.2               AGAINST  proposals seeking to have companies provide non-required reports on:
                            o    environmental liabilities;
                            o    bank lending policies;
                            o    corporate political contributions or activities;
                            o    alcohol advertising and efforts to discourage drinking by minors;
                            o    costs and risk of doing business in any individual country;
                            o    involvement in nuclear defense systems

  ----------------- --------------------------------------------------------------------------------------------------
  H.3               AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
  ----------------- --------------------------------------------------------------------------------------------------
  H.4               AGAINST proposals seeking implementation of the CERES principles
  ----------------- --------------------------------------------------------------------------------------------------

                                     B-192

                                Notice to Clients

     BlackRock  will make  records  of any proxy vote it has made on behalf of a client  available to such client upon  request.(21)  BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     BlackRock  encourage  clients with an interest in  particular  proxy voting issues to make their views known to BlackRock,  provided that, in the absence of specific written  direction from a client on how to vote that client's  proxies,
BlackRock  reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These  policies  are as of the date  indicated  on the  cover  hereof.  The
Committee may subsequently amend these policies at any time, without notice.

__________________________
(21) Such request may be made to the client's portfolio or relationship  manager or addressed in writing to Secretary,  BlackRock Equity  Investment  Policy
     Oversight Committee,  Legal and Compliance  Department,  BlackRock Inc., 40
     East 52nd Street, New York, New York 10022.

                                     B-193

                        WESTERN ASSET MANAGEMENT COMPANY
                      Proxy Voting Policies and Procedures

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably  designed to ensure that proxies are voted in the best  interest of clients,  in  accordance  with  fiduciary  duties and SEC Rule
206(4)-6  under  the  Investment  Advisers  Act of 1940  ("Advisers  Act").  The
authority to vote the proxies of our clients is established  through  investment management agreements or comparable  documents.  In addition to SEC requirements governing advisers,  long-standing fiduciary standards and responsibilities have been  established for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies,  the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed  income only  manager,  the  occasion  to vote  proxies is very rare.
However,  the Firm has adopted and  implemented  policies and procedures that we believe are  reasonably  designed  to ensure that  proxies are voted in the best interest  of  clients,  in  accordance  with our  fiduciary  duties and SEC Rule
206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements  governing  advisers,  our proxy voting policies reflect the long-standing  fiduciary  standards  and  responsibilities  for ERISA  accounts.
Unless a manager  of ERISA  assets  has been  expressly  precluded  from  voting proxies,  the Department of Labor has  determined  that the  responsibility  for these votes lies with the Investment Manager.

     While the  guidelines  included in the procedures are intended to provide a benchmark for voting  standards,  each vote is ultimately cast on a case-by-case basis,  taking into  consideration  the Firm's  contractual  obligations  to our clients and all other relevant facts and  circumstances  at the time of the vote
(such  that  these  guidelines  may be  overridden  to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements  with  officers,  directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management  Company Limited)  regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department  ("Compliance  Department") is
responsible  for  administering  and  overseeing the proxy voting  process.  The gathering  of proxies is  coordinated  through  the  Corporate  Actions  area of
Investment  Support  ("Corporate  Actions").  Research  analysts  and  portfolio managers are responsible for determining  appropriate  voting  positions on each proxy utilizing any applicable guidelines contained in these procedures.

                                     B-194

Client Authority

     At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed.  If an agreement is silent on proxy voting, but contains an overall  delegation of discretionary  authority or if the account  represents assets of an ERISA  plan,  Western  Asset will assume  responsibility  for proxy voting.  The Client Account  Transition  Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered  owners of  record,  client  custodians,  client  banks and  trustees
("Proxy  Recipients")  that receive proxy  materials on behalf of clients should forward  them to Corporate  Actions.  Proxy  Recipients  for new clients (or, if
Western Asset becomes aware that the applicable  Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their  responsibility to forward all proxy materials on a timely basis.  If Western Asset  personnel  other than Corporate  Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy  materials are received by Corporate  Actions,  they are forwarded to the Legal and Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b.   Impacted   accounts  are  checked  to  confirm  Western  Asset  voting authority.

     c.   Legal  and  Compliance   Department  staff  reviews  proxy  issues  to
          determine  any  material  conflicts  of  interest.  (See  conflicts of interest  section  of these  procedures  for  further  information  on determining material conflicts of interest.)

     d.   If  a  material  conflict  of  interest  exists,  (i)  to  the  extent reasonably  practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions  (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client),  Western
          Asset seeks voting instructions from an independent third party.

     e.   Legal and Compliance  Department  staff provides proxy material to the appropriate  research  analyst or  portfolio  manager to obtain  their recommended vote.  Research analysts and portfolio  managers determine
          votes  on  a  case-by-case   basis  taking  into  account  the  voting
          guidelines  contained  in these  procedures.  For  avoidance of doubt, depending  on the best  interest of each  individual  client,  Western
          Asset may vote the same proxy differently for different  clients.  The

                                     B-195

          analyst's  or  portfolio   manager's   basis  for  their  decision  is
          documented and maintained by the Legal and Compliance Department.

     f.   Legal and Compliance  Department staff votes the proxy pursuant to the instructions  received  in (d) or (e) and  returns  the voted proxy as indicated in the proxy materials.

Timing

Western  Asset  personnel  act in such a manner to ensure that,  absent  special circumstances,  the proxy  gathering  and proxy  voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset  maintains  records of proxies voted  pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c.   A copy of any document  created by Western  Asset that was material to making a decision how to vote proxies.

     d.   Each  written  client  request  for proxy  voting  records and Western
          Asset's written response to both verbal and written client requests.

     e.   A proxy log including:
          1.   Issuer name;
          2.   Exchange ticker symbol of the issuer's shares to be voted;
          3.   Council on Uniform Securities Identification Procedures ("CUSIP")
               number for the shares to be voted;
          4.   A brief identification of the matter voted on;
          5.   Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6.   Whether a vote was cast on the matter;
          7.   A record of how the vote was cast; and
          8.   Whether  the vote was cast for or against the  recommendation  of the issuer's management team.

Records are maintained in an easily  accessible  place for five years, the first two in Western Asset's offices.

                                     B-196

Disclosure

Western  Asset's proxy policies are described in the firm's Part II of Form ADV.
Clients will be provided a copy of these policies and  procedures  upon request.
In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are  reviewed by the Legal and  Compliance  Department  for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1.   Whether  Western  (or,  to the extent  required  to be  considered  by applicable law, its  affiliates)  manages assets for the company or an employee  group of the  company or  otherwise  has an  interest in the company;

     2.   Whether Western or an officer or director of Western or the applicable portfolio  manager or analyst  responsible for  recommending the proxy vote  (together,  "Voting  Persons")  is a close  relative of or has a personal  or  business  relationship  with an  executive,  director or person  who  is a  candidate  for  director  of  the  company  or is a participant in a proxy contest; and

     3.   Whether there is any other business or personal  relationship  where a
          Voting  Person has a personal  interest  in the  outcome of the matter before shareholders.

Voting Guidelines

Western Asset's  substantive  voting  decisions turn on the particular facts and circumstances  of each proxy vote and are evaluated by the  designated  research analyst  or  portfolio  manager.  The  examples  outlined  below  are  meant  as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals  generally  presented to  shareholders.  Part I deals with proposals  which have been approved and are recommended  by a company's  board of  directors;  Part II deals with  proposals submitted by shareholders for inclusion in proxy statements;  Part III addresses issues relating to voting shares of investment companies;  and Part IV addresses unique considerations pertaining to foreign issuers.

I.   Board Approved Proposals

The vast  majority  of matters  presented  to  shareholders  for a vote  involve proposals  made by a company  itself that have been approved and  recommended by its board of directors.  In view of the enhanced corporate  governance practices currently being implemented in public  companies,  Western Asset generally votes in support  of  decisions  reached  by  independent  boards of  directors.  More specific guidelines related to certain board-approved proposals are as follows:

     1.   Matters relating to the Board of Directors

                                     B-197

     Western Asset votes proxies for the election of the company's  nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

          a.   Votes are withheld for the entire board of directors if the board does not have a majority of  independent  directors  or the board does not  have  nominating,  audit  and  compensation  committees composed solely of independent directors.

          b.   Votes are withheld for any nominee for director who is considered an  independent  director  by the  company  and who has  received compensation  from  the  company  other  than  for  service  as a director.

          c.   Votes are  withheld for any nominee for director who attends less than 75% of board and  committee  meetings  without valid reasons for absences.

          d.   Votes are cast on a case-by-case basis in contested  elections of directors.

     2.   Matters relating to Executive Compensation

     Western Asset generally favors compensation  programs that relate executive compensation  to a  company's  long-term  performance.  Votes are cast on a case-by-case  basis  on  board-approved  proposals  relating  to  executive compensation, except as follows:

          a.   Except  where  the firm is  otherwise  withholding  votes for the entire board of  directors,  Western Asset votes for stock option plans that will result in a minimal annual dilution.

          b.   Western Asset votes against stock option plans or proposals  that permit replacing or repricing of underwater options.

          c.   Western  Asset  votes  against  stock  option  plans that  permit issuance  of options  with an  exercise  price  below the stock's current market price.

          d.   Except  where  the firm is  otherwise  withholding  votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the  plan to no more  than  15% of their  market  value,  have an offering  period of 27 months or less and result in  dilution  of
               10% or less.

     3.   Matters relating to Capitalization

                                     B-198

     The  management  of a  company's  capital  structure  involves  a number of
     important  issues,   including  cash  flows,  financing  needs  and  market
     conditions  that are  unique to the  circumstances  of each  company.  As a result,  Western  Asset  votes on a  case-by-case  basis on  board-approved proposals  involving  changes to a company's  capitalization  except  where
     Western  Asset is  otherwise  withholding  votes  for the  entire  board of directors.

          a.   Western Asset votes for proposals  relating to the  authorization of additional common stock.

          b.   Western   Asset  votes  for  proposals  to  effect  stock  splits
               (excluding reverse stock splits).

          c.   Western Asset votes for proposals  authorizing  share  repurchase programs.

     4.   Matters relating to Acquisitions,  Mergers,  Reorganizations and Other
          Transactions

     Western Asset votes these issues on a case-by-case  basis on board-approved transactions.

     5.   Matters relating to Anti-Takeover Measures

     Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a.   Western  Asset  votes on a  case-by-case  basis on  proposals  to ratify or approve shareholder rights plans.

          b.   Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

     6.   Other Business Matters

     Western Asset votes for  board-approved  proposals  approving  such routine business  matters  such as  changing  the  company's  name,  ratifying  the appointment of auditors and procedural  matters relating to the shareholder meeting.

          a.   Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

                                     B-199

          b.   Western  Asset votes  against  authorization  to  transact  other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC  regulations  permit  shareholders  to submit  proposals  for inclusion in a company's proxy statement.  These proposals generally seek to change some aspect of a company's  corporate  governance  structure or to change some aspect of its business  operations.  Western Asset votes in accordance with the recommendation of the  company's  board of directors on all  shareholder  proposals,  except as follows:

     1.   Western Asset votes for shareholder  proposals to require  shareholder approval of shareholder rights plans.

     2.   Western Asset votes for shareholder proposals that are consistent with
          Western Asset's proxy voting guidelines for board-approved proposals.

     3.   Western  Asset  votes on a  case-by-case  basis  on other  shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end  investment  companies to implement its investment strategies.  Shareholder votes for investment companies that  fall  within  the  categories  listed in Parts I and II above are voted in accordance with those guidelines.

     1.   Western Asset votes on a case-by-case  basis on proposals  relating to changes in the investment  objectives of an investment  company taking into  account  the  original  intent of the fund and the role the fund plays in the clients' portfolios.

     2.   Western Asset votes on a  case-by-case  basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event Western  Asset is required to vote on  securities  held in non-U.S.
issuers  - i.e.  issuers  that are  incorporated  under  the  laws of a  foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock  market,  the  following  guidelines  are used,  which are premised on the existence  of a sound  corporate  governance  and  disclosure  framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

                                     B-200

     1.   Western Asset votes for shareholder  proposals  calling for a majority of the directors to be independent of management.

     2.   Western Asset votes for shareholder  proposals seeking to increase the independence of board nominating, audit and compensation committees.

     3.   Western Asset votes for shareholder proposals that implement corporate governance  standards  similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges,  and that do not  otherwise  violate the laws of the  jurisdiction  under which the company is incorporated.

     4.   Western Asset votes on a case-by-case  basis on proposals  relating to
          (1) the  issuance  of common  stock in  excess  of 20% of a  company's outstanding  common stock where  shareholders  do not have  preemptive rights,  or (2) the  issuance  of common  stock in excess of 100% of a company's  outstanding common stock where shareholders have preemptive rights.

                                     B-201

                               MacKay Shields LLC
                      Proxy Voting Policies and Procedures

1.   Introduction

MacKay  Shields LLC ("MacKay  Shields" or the "Firm"),  has adopted these "Proxy
Voting Policy and  Procedures"  (the  "Policy") to ensure the Firm's  compliance with Rule  206(4)-6  under the  Investment  Advisers Act of 1940 (the  "Advisers
Act") and other applicable fiduciary obligations.  The Policy applies to proxies relating to securities  held by clients of MacKay Shields who have delegated the responsibility  of voting  proxies to the Firm. The Policy is designed to assist
Firm  employees in meeting their specific  responsibilities  in this area and to ensure that proxies are voted in the best interests of the Firm's clients.

2.   Statement of Policy

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties.  Specifically,  MacKay
Shields shall not subordinate the interests of clients to unrelated  objectives.
MacKay Shields shall act with the care, skill,  prudence and diligence under the circumstances  then  prevailing  that a prudent person acting in a like capacity and familiar  with such matters  would use in the conduct of an  enterprise of a like  character  and with like  aims.  For  purposes  of the  Policy,  the "best interests of clients" shall mean, unless otherwise  specified by the client, the clients'  best  economic  interests  over the long  term - that is,  the  common interest that all MacKay  Shields  clients share in seeing the value of a common investment  increase  over  time.  It is  further  the  policy  of the Firm that complete  and  accurate  disclosure  concerning  its proxy  voting  policies and procedures  and proxy voting  records as required by the  Advisers  Act, be made available to its clients.

2.2 When proxies with respect to  securities  held by clients of MacKay  Shields have not been received by MacKay Shields or its proxy voting  service  provider,
MacKay Shields will make reasonable  efforts to obtain missing  proxies.  MacKay
Shields is not  responsible  for voting  proxies it or its proxy voting  service provider does not receive.

2.3  MacKay  Shields  may  choose  not  to  vote  proxies  under  the  following circumstances:

     o    If the effect on the client's  economic  interests or the value of the portfolio holding is indeterminable or insignificant;
     o    If the cost of voting the proxy outweighs the possible benefit; or
     o    If a jurisdiction  imposes share blocking  restrictions  which prevent the Firm from trading shares.

3. Use of Third Party Proxy Voting Service Provider

In an effort to  discharge  its  responsibility,  MacKay  Shields  has  examined third-party  services that assist in the  researching  and voting of proxies and the development of voting  guidelines.

                                     B-202

After such review,  the Firm has  selected  Institutional  Shareholder  Services
("ISS") to assist it in researching  voting  proposals,  analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services,  operational  implementation,  administration, record-keeping and reporting services provided by ISS.

4. Proxy Voting Guidelines

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies  for  non-union  clients  will be voted in  accordance  with the  voting recommendations  contained in the applicable ISS domestic or global proxy voting guidelines,  as in effect from time to time. A summary of the current applicable
ISS proxy voting guidelines is attached as Exhibit A.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies  for  union or  Taft-Hartley  clients  who so  specify  will be voted in accordance  with the voting  recommendations  contained  in the  applicable  ISS
Taft-Hartley domestic or global proxy voting guidelines,  as in effect from time to time.  A summary of the current  applicable  ISS proxy voting  guidelines  is attached as Exhibit B.

4.3 For purposes of the Policy, the guidelines described in Sections 4.2 and 4.3 are collectively referred to as the Standard Guidelines.

4.4 A client  may  choose  to use proxy  voting  guidelines  different  from the
Standard  Guidelines  ("Custom  Guidelines").  Any  Custom  Guidelines  must  be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard  Guidelines or any client's  Custom  Guidelines do not  address  how a proxy  should  be  voted  or  state  that  the vote is to be determined on a "case-by-case" basis, the proxy will be voted in accordance with
ISS recommendations,  subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a  particular  security  held by a client in  accordance  with such  client's specific  request  even if it is in a  manner  inconsistent  with  the  Standard
Guidelines  or the  client's  Custom  Guidelines,  as the case may be.  Any such specific  requests must be furnished to MacKay  Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid  possible  conflicts of  interest,  MacKay  Shields  votes proxies based on the Standard Guidelines or a client's Custom Guidelines, as the case may be. However, it is recognized that the Firm's portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients  using the Standard  Guidelines,  the Firm will  instruct ISS to cast votes in accordance with the Standard Guidelines.  For clients using Custom
Guidelines,  the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in

                                     B-203

accordance with such Custom  Guidelines.  ISS will cast votes in accordance with the  Standard  Guidelines  or  Custom  Guidelines,  as the case  may be,  unless instructed  otherwise  by MacKay  Shields as set forth in Sections 6 and 7. Upon receipt of a specific  request  from a client  pursuant to Section 4.6, the Firm will instruct ISS to cast such client's proxy in accordance with such request.

5. Client Account Set-up and Review

5.1 Initially,  MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies,  or seeks to delegate that  responsibility to the Firm. The marketing or client service person  responsible  for setting up the account, in conjunction with MacKay's Legal/Compliance Department, will have primary  responsibility for making that  determination.  In its sole discretion, the Firm may decline to accept  authority to vote a client's  proxies.  Any such refusal shall be in writing and sent to the client via certified mail.

5.2 In most cases, the delegation of voting authority to MacKay Shields, and the
Firm's use of a third-party  proxy voting service provider shall be memorialized in the client's investment management  agreement.  The client may choose to have the  Firm  vote  proxies  in  accordance  with  the  Standard  Guidelines  or in accordance with the client's Custom Guidelines.

5.3 MacKay  Shields shall notify ISS of new client  accounts  using such form as
ISS shall specify from time to time.  Designated  personnel within the Firm will be  responsible  for ensuring that each new client's  account for which the Firm has proxy voting authority is established on the appropriate systems.

6. Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting  recommendation,  or may propose an abstention  from voting,  if he/she  believes that to do so, based on all facts and circumstances,  is in the best interest of the Firm's clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7. Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and
ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields,  In that event, the  Legal/Compliance  Department will request that the appropriate  portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard  Guidelines or a client's  Custom  Guidelines require a  "case-by-case"  determination  on a particular proxy vote and ISS has not made a  recommendation  as to how such  proxy  should be voted,  ISS will so advise MacKay  Shields.  In that event,  the  Legal/Compliance  Department  will request that the appropriate  portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS  determines  that a conflict of  interest  exists as a result of which ISS is precluded from making a recommendation  as to how a proxy should be voted on a specific proposal for an issuer,  ISS will so advise MacKay
Shields.  In that event, the

                                     B-204

Legal/Compliance  Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8. Conflicts of Interest

8.1 The Firm's portfolio  managers may make proxy voting decisions in connection with (i)  overriding  the Standard  Guidelines  or an ISS voting  recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest  known to them that exists  between the Firm and the client on whose behalf the proxy is to be voted ("Conflict").

8.2.  By way of example,  Conflicts  may exist in  situations  where the Firm is called to vote on a proxy  involving an issuer or proponent of a proxy  proposal regarding the issuer where MacKay  Shields or an  affiliated  person of the Firm also:

     o    Manages the issuer's or proponent's pension plan;
     o    Administers the issuer's or proponent's employee benefit plan;
     o    Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
     o    Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control  affiliates  is a close  relative  of,  or has a  personal  or  business relationship with:

     o    An executive of the issuer or proponent;
     o    A director of the issuer or proponent;
     o    A person who is a candidate to be a director of the issuer;
     o    A participant in the proxy contest; or
     o    A proponent of a proxy proposal.

8.3  Whether a  relationship  creates a  Conflict  will  depend on the facts and circumstances.  Even if these  parties do not attempt to influence the Firm with respect  to  voting,  the  value of the  relationship  to MacKay  Shields  or an affiliate can create a Conflict.

8.4 After a Proxy Vote  Override/Decision Form is completed pursuant to Sections
6 or 7, such Form, which elicits  information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance  Department for review. If the
Firm's General Counsel ("GC") or Chief

                                     B-205

Compliance Officer ("CCO") determines that there is no potential  Conflict,  the
GC or CCO or their  designate  may  instruct  ISS to vote the proxy issue as set forth in the completed Form.

8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will  refer the  issue to the  Compliance  Committee  for  consideration  by convening (in person or via  telephone) an emergency  meeting of the  Compliance
Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a  determination  as to how to vote the proxy - i.e.,  whether to permit or deny the  recommendation  of the  portfolio  manager,  or  whether to take other action,  such as  delegating  the proxy vote to an  independent  third  party or obtaining voting instructions from clients.

8.6 In  considering  the  proxy  vote and  potential  Conflict,  the  Compliance
Committee may review the following factors, including but not limited to:

     o    The percentage of outstanding  securities of the issuer held on behalf of clients by the Firm.
     o    The  nature of the  relationship  of the  issuer  with the  Firm,  its affiliates or its executive officers.
     o    Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.
     o    Whether the  direction  (for or against)  of the  proposed  vote would appear to benefit the Firm or a related party.
     o    Whether  an  objective  decision  to vote in a certain  way will still create a strong appearance of a Conflict.

MacKay  Shields  may not  abstain  from voting any such proxy for the purpose of avoiding Conflict.

9. Securities Lending

MacKay  Shields  will  monitor  upcoming  meetings  and  call  stock  loans,  if applicable,  in  anticipation  of an important vote to be taken among holders of the  securities or of the giving or  withholding  of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant  portfolio  manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

10. Reporting

Upon  request,  MacKay  Shields  shall report  annually (or more  frequently  if specifically  requested)  to its  clients on proxy  votes cast on their  behalf.
MacKay  Shields  will  provide any client who makes a written or verbal  request with a copy of a report  disclosing how MacKay Shields voted  securities held in that  client's  portfolio.  The report  will  generally  contain  the  following information:

     o    The name of the issuer of the security;

                                     B-206

     o    The security's exchange ticker symbol;
     o    The security's CUSIP number;
     o    The shareholder meeting date;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer of by a security holder;
     o    Whether MacKay Shields cast its vote on the matter;
     o    How MacKay Shields voted; and
     o    Whether MacKay Shields voted for or against management.

11. Record-Keeping

Either  MacKay  Shields or ISS as indicated  below will  maintain the  following records:

     o    A copy of the Policy and MacKay's Standard Guidelines;
     o    A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client's custodian regarding client securities;
     o    A record of each vote cast by MacKay Shields on behalf of a client;
     o    A copy of all documents  created by MacKay  Shields that were material to making a decision on the proxy voting,  (or abstaining from voting)
          of client  securities or that  memorialize the basis for that decision including  the  resolution  of any  Conflict,  a copy of all guideline override requests and all supporting documents; and
     o    A copy of each  written  request  by a client for  information  on how
          MacKay  Shields  voted  proxies on behalf of the client,  as well as a copy of any  written  response  by MacKay  Shields to any request by a client for  information  on how MacKay Shields voted proxies on behalf of the  client;  records  of oral  requests  for  information  or oral responses will not be kept.

Such records must be maintained for at least seven years.

12. Review of Voting and Guidelines

As part of its periodic  reviews,  MacKay Shields'  Legal/Compliance  Department will  conduct an annual  review of the prior  year's proxy voting as well as the guidelines  established for proxy voting.  Documentation  shall be maintained of this  review  and a report  setting  forth the  results  of the  review  will be presented annually to the Compliance Committee.

13. How to Request Information On How the Firm Voted Proxies

Clients may, at anytime,  request and receive information from MacKay Shields as to how the Firm voted proxies for  securities  held in their  account.  Any such
proxy   information   request   should  be  in  writing   and  mailed  or  faxed
[(212)-754-9205] to MacKay Shields Client Services Department at:

                                     B-207

         MacKay Shields LLC
         9 West 57th Street
         New York, NY 10019
         ATTN:  Client Services

Attachments:

Exhibit A - Summary of Standard Guidelines for non-union clients

Exhibit B - Summary of Standard Guidelines for union clients (Taft-Hartley)

Schedule C- Proxy Vote Override/Decision Form

___________________
Effective January 2007

                                     B-208

                                   SCHEDULE C

                        Proxy Vote Override/Decision Form

Portfolio Manager Requesting Override/Making Decision:

________________________________________________________________________________

Portfolio Management Product Area (check one):                |_| Growth
|_| Value                           |_| International Equity  |_| Convertible
|_| Fixed (High Yield)              |_| Fixed (High Grade)

Security Issuer: _______________________________________________________________

Security's exchange ticker symbol: _____________________________________________

Cusip #: _______________________________________________________________________

# of Shares held: ______________________________________________________________

Percentage of outstanding shares held: _________________________________________

Type of accounts holding security:  Mutual Funds (name each fund): _____________
                                    Separate Accounts (specify number): ________
                                    Other (describe): __________________________

Applicable Guidelines (check one):  |_| MacKay Standard (A or B)
                                    |_| Other (specify):________________________

Shareholder Meeting Date: ______________________________________________________

Response Deadline: _____________________________________________________________

Brief Description of the Matter to be Voted On:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Proposal Type (check one):
|_| Management Proposal
|_| Shareholder Proposal (identify proponent: _________________________________)

Recommended vote by issuer's management (check one): |_| For  |_| Against

                                     B-209

Recommended vote by ISS (check one):   |_| For   |_| Against    |_| Abstain
                                       |_| No Recommendation

Portfolio manager recommended vote (check one): |_| For |_| Against |_| Abstain

Describe in detail why you believe  this  override/decision  is in the  client's best interest (attach supporting documentation):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Are you  aware of any  relationship  between  the  issuer,  or its  officers  or directors, and MacKay Shields or any of its affiliates?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

________________________________________________________________________________

Are you aware of any relationship between the issuer,  including its officers or directors,  and  any  executive  officers  of  MacKay  Shields  or  any  of  its affiliates?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

________________________________________________________________________________

Are you aware of any  relationship  between the proponent of the proxy  proposal
(if not the issuer) and MacKay Shields or any of its affiliates?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

________________________________________________________________________________

                                     B-210

Are you aware of any  relationship  between the proponent of the proxy  proposal
(if not the issuer) and any executive  officers of MacKay  Shields or any of its affiliates?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

________________________________________________________________________________

Has anyone  (outside of your  portfolio  management  area)  contacted  you in an attempt to influence your decision to vote this proxy matter?

         |_| No            |_| Yes

If yes, please describe below who contacted you and on whose behalf,  the manner in which  you were  contacted  (such as by  phone,  by mail,  as part of  group, individually  etc.),  the  subject  matter  of the  communication  and any other relevant information, and attach copies of any written communications.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Are you  aware of any  facts  related  to this  proxy  vote  that may  present a potential  conflict of interest  with the  interests  of the  client(s) on whose behalf the proxies are to be voted?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

________________________________________________________________________________

Certification:

The undersigned  hereby certifies that to the best of his or her knowledge,  the above statements are complete and accurate,  and that such  override/decision is in the  client(s)'  best  interests  without  regard to the  interests of MacKay
Shields or any related parties.

                                             Date: _____________________________

Name: ________________________________

Title: _______________________________

                                     B-211

Product Head Concurrence with Override Request/Decision:

                                             Date: _____________________________

Name:_________________________________

Title: _______________________________

Legal/Compliance Action:

         |_| Override/decision approved
         |_| Referred to Compliance Committee for Further Consideration

                                             Date: _____________________________

Name: ________________________________

Title: _______________________________

                                     B-212

                        Aberdeen U.S. Registered Advisers
                      Proxy Voting Policies and Procedures

The  following  are  proxy  voting   policies  and  procedures   ("Policies  and
Procedures") adopted by affiliated  investment advisers registered with the U.S.
Securities and Exchange  Commission ("SEC") under the Investment Advisers Act of
1940, as amended  ("Advisers  Act"),  that are  subsidiaries  of Aberdeen  Asset
Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen FL"), Aberdeen Asset Management Asia Limited,
a Singapore Corporation  ("Aberdeen  Singapore"),  and Aberdeen Asset Management
Limited, an Australian  Corporation  ("Aberdeen AU"),  (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with
AAM, "Aberdeen").(22) Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen
Asset Managers Limited  ("Aberdeen UK"), a non-US registered  adviser,  provides advisory  resources to certain U.S.  clients of Aberdeen  Singapore and Aberdeen
AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen FL pursuant to another MOU.  Under these MOUs, the affiliates of the
Aberdeen Advisers may provide various portfolio management resources,  including substantive  advice on voting  proxies for  certain  equity  securities.  To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen FL or to U.S.  clients of Aberdeen  Singapore or Aberdeen  AU,  Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These
Policies  and  Procedures  are  adopted  to ensure  compliance  by the  Aberdeen
Advisers  with  Rule  206(4)-6  under  the  Advisers  Act and  other  applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff  with  respect  to proxies  for  voting  securities  held by client portfolios.

Clients may consist of  investment  companies  registered  under the  Investment
Company Act of 1940, as amended  ("1940 Act")  ("Funds" and each a "Fund"),  and other U.S.  residents  as well as  non-U.S.  registered  funds or  clients.  Any
Aberdeen  Adviser  located in the  United  States  follows  these  Policies  and
Procedures for each of its respective clients as required under the Advisers Act and other  applicable law, unless  expressly  directed by a client in writing to refrain  from voting that  client's  proxies or to vote in  accordance  with the client's proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting  services to their  non-U.S.  based clients in accordance  with the  jurisdiction  in which  the  client is  located.  Aberdeen
Advisers  who advise or  subadvise  the Funds  follow  both these  Policies  and
Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

I.   Definitions

     A. "Best  interest of clients."  Clients' best economic  interests over the long  term--that  is, the common  interest  that all clients share in seeing the value of a common  investment  increase  over time.  Clients may have  differing political or social  interests,  but their best  economic  interest is generally uniform.

________________________

(22) These policies and  procedures  address proxy voting  considerations  under
     U.S.  law and  regulation  and do not address the laws or  requirements  of other jurisdictions.

                                     B-213

     B. "Material conflict of interest."  Circumstances when an Aberdeen Adviser or any  member of senior  management,  portfolio  manager or  portfolio  analyst knowingly  does  business with a particular  proxy issuer or closely  affiliated entity,  which may appear to create a material conflict between the interests of the  Aberdeen  Adviser and the  interests  of its clients in how proxies of that issuer are voted.  A material  conflict of interest  might also exist in unusual circumstances  when  Aberdeen  has  actual  knowledge  of  a  material  business arrangement  between a particular proxy issuer or closely  affiliated entity and an affiliate of an Aberdeen Adviser.

II.  General Voting Policies

     A. Client's Best  Interest.  These Policies and Procedures are designed and implemented  in a way that is  reasonably  expected to ensure  that  proxies are voted in the best  interests  of  clients.  Proxies  are  voted  with the aim of furthering  the best  economic  interests of clients,  promoting  high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

     B. Shareholder  Activism.  Aberdeen Advisers seek to develop  relationships with the  management  of  portfolio  companies  to  encourage  transparency  and improvements  in the  treatment of  employees,  owners and  stakeholders.  Thus,
Aberdeen  Advisers  may engage in  dialogue  with the  management  of  portfolio companies with respect to pending proxy voting issues.

     C. Case-by-Case  Basis. These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case  basis,  taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant  facts and  circumstances  at the time of the vote.  Aberdeen
Advisers may cast proxy votes in favor of management proposals or seek to change the views of  management,  considering  specific  issues as they  arise on their merits.  Aberdeen  Advisers  may also join with  other  investment  managers  in seeking to submit a  shareholder  proposal  to a company or to oppose a proposal submitted  by the  company.  Such  action may be based on  fundamental,  social, environmental or human rights grounds.

     D.  Individualized.  These  Policies  and  Procedures  are tailored to suit
Aberdeen's  advisory  business and the types of securities  portfolios  Aberdeen
Advisers  manage.  To the  extent  that  clients  (e.g.,  investment  companies, corporations,  pension  plans)  have  adopted  their  own  procedures,  Aberdeen
Advisers  may vote the  same  securities  differently  depending  upon  clients'
directions.

     E. Material  Conflicts of Interest.  Material conflicts are resolved in the best  interest of  clients.  When a material  conflict  of  interest  between an
Aberdeen  Adviser and its  respective  client(s)  is  identified,  the  Aberdeen
Adviser will choose among the procedures set forth in Section IV.B.2.  below, to resolve such conflict.

     F. Limitations.  The circumstances  under which Aberdeen may take a limited role in voting proxies, include the following:

          1. No  Responsibility.  Aberdeen  Advisers  will not vote  proxies for client accounts in which the client  contract  specifies that Aberdeen will not vote. Under such

                                     B-214

     circumstances,  the  clients'  custodians  are  instructed  to  mail  proxy material directly to such clients.

          2. Limited Value.  Aberdeen  Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio  companies  held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders  meeting and are no longer held by a client generally will not be voted.

          3.  Unjustifiable  Costs.  Aberdeen  may abstain  from voting a client proxy for cost reasons (e.g., non-U.S. securities).

          4. Securities Lending Arrangements. If voting securities are part of a securities  lending  program,  Aberdeen  may be  unable  to vote  while the securities are on loan.

          5. Share  Blocking.  Certain  jurisdictions  may impose share blocking restrictions  at various times which may prevent  Aberdeen from  exercising its voting authority.

          6.  Special  Considerations.  Aberdeen's  responsibilities  for voting proxies are  determined  generally by its  obligations  under each advisory contract  or similar  document.  If a client  requests  in writing  that an
     Aberdeen  Adviser  vote  its  proxy  in a manner  inconsistent  with  these
     Policies and Procedures,  Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

     G. Sources of Information.  Aberdeen may conduct research internally and/or use the resources of an independent research  consultant.  Aberdeen may consider legislative  materials,  studies of corporate  governance and other proxy voting issues,  and/or  analyses of shareholder  and management  proposals by a certain sector of companies, e.g., Fortune 500 companies.

     H.  Subadvisers.  To the  extent  that  an  Aberdeen  Adviser  may  rely on subadvisers,  whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate  responsibility for voting proxies to the subadviser.  However,  such  subadvisers  will be required either to follow these  Policies and  Procedures  or to  demonstrate  that their proxy voting  policies and  procedures  are  consistent  with these Policies and
Procedures or otherwise implemented in the best interests of Aberdeen clients.

     I. Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these  Policies and  Procedures,  as revised from time to time, upon request.

     J.  Disclosure of Vote. As disclosed in Part II of each Aberdeen  Adviser's
Form ADV, a client  may  obtain  information  on how its  proxies  were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally  disclose client proxy votes to third parties,  other than as required for Funds, unless specifically requested, in writing, by the client.

                                     B-215

III. Specific Voting Policies

     A. General Philosophy

          o    Support existing management on votes on the financial  statements of a company and the election of the Board of Directors;

          o    Vote for the acceptance of the accounts  unless there are grounds to  suspect  that  either  the  accounts  as  presented  or audit procedures  used,  do not present an accurate  picture of company results; and

          o    Support  routine  issues such as the  appointment  of independent auditors,  allocation  of  income  and the  declaration  of stock
               (scrip) dividend proposals provided there is a cash alternative.

     B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case  basis taking into consideration such factors as the long-term
financial   performance  of  the  target   company   relative  to  its  industry
competition.  Key  measures of  performance  will  include the growth  rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

     C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a  case-by-case  basis  taking  into  consideration  such  factors as long-term financial  performance of the target company relative to its industry, management's  track record,  background to the proxy contest,  qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood  that the proposed  objectives and goals can be met, and stock ownership positions.

     D. Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case  basis taking into consideration such factors as the qualifications of all director  nominees.  Aberdeen  Advisers also consider the independence of board and key committee  members and the corporate  governance  practices of the company.

     E.  Executive  Compensation  Proposals.  Aberdeen  Advisers  consider  such proposals  on a  case-by-case  basis taking into  consideration  such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. Shareholder  Proposals.  Aberdeen  Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.  Proxy Voting Procedures

This section applies to each Aberdeen  Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

                                     B-216

     A. Obtain Proxy.  Registered owners of record,  e.g., trustees or custodian banks,  that receive proxy materials from the issuer or its  information  agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant  Aberdeen  Adviser's proxy  administrator  ("PA").  Proxies may also be delivered  electronically  by custodians using proxy services such as ProxyEdge.
Each proxy received is matched to the securities to be voted.

     B. Material Conflicts of Interest.

          1.  Identify  the  existence  of any  material  conflicts  of interest relating  to the  securities  to be voted or the  issue at hand.  Portfolio managers and research  analysts  (Analysts") and senior  management of each
     Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees  any personal  conflicts  such as officer or director  positions held by them, their spouses or close relatives in the portfolio  company or attempts by the portfolio  company to exert influence over such person with respect  to their  vote.  Conflicts  based  on  business  relationships  or dealings of affiliates  of any Aberdeen  Adviser will only be considered to the extent that the Aberdeen  Adviser has actual knowledge of such business relationships.

          2. When a material conflict of interest between an Aberdeen  Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance  with these Policies and Procedures if it involves  little or no  discretion;  (2) vote as  recommended  by a third party  service if the
     Aberdeen Adviser utilizes such a service;  (3) "echo vote" or "mirror vote"
     the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen  clients;  (4) if  possible,  erect  information  barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;  (5) if practical,  notify affected clients of the  conflict of interest and seek a waiver of the  conflict;  or (6) if agreed  upon in writing  with the  client,  forward the proxies to affected clients allowing them to vote their own proxies.

     C. Analysts.  The PA for each Aberdeen  Adviser will ensure that each proxy
statement   is  directed  to  the   appropriate   Analyst.   If  a  third  party
recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation  highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an  alternative  and shall advise the PA. The Analyst may consult with the PA as
necessary.   If  the  Analyst   recommends   voting   against  the  third  party
recommendation,  he or she is responsible  for  documenting the reasons for such recommendation and that no conflict of interest influenced such  recommendation.
If no third party recommendation  service is utilized or if no recommendation is provided,  the Analyst is responsible  for  documenting the rationale for his or her vote recommendation.

     D. Vote. The following describes the breakdown of responsibilities  between the PA and the  Proxy  Committee  ("PC")  of each  Aberdeen  Adviser  in  voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

          1. Aberdeen FL Clients

                                     B-217

          The PA for Aberdeen FL ("PA-FL"),  who resides in Ft. Lauderdale,  and the  PA for  Aberdeen  UK  ("PA-UK"),  which  is  part  of  the  Trade
          Processing  Department  resident  in  Scotland,  are  responsible  for ensuring  that  votes for  Aberdeen  FL  clients  are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are  identified  more  specifically  on  Appendix  A1.  The  PA-FL  is primarily  responsible for  administering  proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL and the US closed-end Funds for which Aberdeen Singapore is the Manager.

          Responsibility  for considering the substantive issues relating to any vote  and for  deciding  how  shares  will be voted  resides  with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK, Aberdeen
          AU or  Aberdeen  Singapore.  Under  Aberdeen-FL's  MOU  with  Aberdeen
          Singapore,  the relevant  Analyst for Far East equity  securities will generally reside in Aberdeen Singapore.

          In the event that a material conflict of interest is identified by any
          Analyst,  whether in Aberdeen FL, Aberdeen UK, Aberdeen AU or Aberdeen
          Singapore,  decisions  on how to vote will be referred to the Aberdeen
          FL proxy committee ("PC-FL/UK"). Under Aberdeen FL's MOU with Aberdeen
          UK, the PC-FL/UK is headquartered in Glasgow,  Scotland,  and includes the Chief Investment Officer or Deputy Chief Investment  Officer,  the
          head of the Socially  Responsible  Investing ("SRI") Team and a member of the  Compliance  team,  who are  more  specifically  identified  on
          Appendix  A1.  The  PC-FL/UK  meets as  needed  to  consider  material conflicts of interest or any other items raising unique issues. If the
          PC-FL/UK  determines  that there is no material  conflict of interest, the vote  recommendation  will be forwarded to the  appropriate  proxy administrator,  either the PA-FL or PA-UK.  If a material  conflict of interest is  identified,  the  PC-FL/UK  will  follow the  conflict of interest procedures set forth in Section IV.B.2., above.

          Aberdeen FL has engaged ProxyEdge,  a third party service provider, to cast votes  electronically for certain clients and to maintain records of such votes  electronically.(23) Votes for some of the wrap accounts are  handled  manually  and hard  copies of any manual  votes cast are maintained in the Florida office of Aberdeen FL.  Pursuant to the MOU,
          Aberdeen UK votes  proxies for certain  U.S.  clients of Aberdeen  FL.
          Aberdeen UK has engaged Institutional  Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes;  (2) research into  non-routine  votes,  including  shareholder resolutions;  (3) voting  recommendations which may be viewed on-line;
          and (4) web-based  voting.  In the absence of any material conflict of interest,  Aberdeen  FL may  either  vote in  accordance  with the ISS recommendation  or decline to follow the ISS  recommendation  based on its own  view of the  agenda  item  provided  that  decisions  to vote contrary  to the ISS  recommendation  are  documented  as set forth in
          Section  IV.C.,  above.  For  clients  on the ISS  system,  votes  are automatically  entered in accordance with ISS  recommendations  unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of  interest,  Aberdeen  FL will  follow the  procedures  outlined  in
          Section IV.B.2, above.

________________________
(23) The Phoenix Funds,  sub-advised by Aberdeen FL, require  electronic  voting through  ProxyEdge.  Custodians  for certain other clients also provide the
     PA-FL with access to ProxyEdge.

                                     B-218

          2. Aberdeen Singapore Clients

          Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US  closed-end  Funds  and will  instruct  the PA for the
          Florida  office  of  Aberdeen  FL  ("PA-Florida")   accordingly.   The
          PA-Florida shall ensure that the votes are cast and cast in accordance with the relevant  Proxy Voting  Policy and  Procedure of the relevant
          Fund. The PA-Florida uses ProxyEdge to  electronically  cast votes for the Funds and to maintain electronic records of the votes cast.

          Responsibility  for considering the substantive issues relating to any
          Fund vote and for deciding  how the shares will be voted  resides with relevant equity and/or fixed income Analyst.  The relevant analyst may be a  member  of  the  Fund  portfolio  management  team  in  Aberdeen
          Singapore,  Aberdeen AU or  Aberdeen  UK. In the event that a material conflict of interest is  identified,  decisions on how to vote will be referred to the proxy committee  ("PC-Asia")  located in Singapore and
          Australia,  comprised  of a  representative  from each of equity  fund
          management,   fixed  income  fund  management  and  compliance   teams
          respectively, as more specifically set out in Appendix A2. The PC-Asia meets as needed to  consider a material  conflict  of  interest or any other items raising unique issues. If the PC-Asia  determines there is no material  conflict of  interest,  the vote  recommendation  will be forwarded  to the  PA-Florida  to be cast.  If a material  conflict of interest  is  identified,  the  PC-Asia  will  follow the  conflict of interest  procedures set forth in Section  IV.B.2.,  above, and in the
          Aberdeen Funds Proxy Voting Policy and Procedures.

     E. Review.  Each PA is  responsible  for ensuring that proxy  materials are received in a timely manner and reconciled  against  holdings on the record date of client  accounts  over which the  Aberdeen  Adviser has voting  authority  to ensure  that  all  shares  held  on the  record  date,  and for  which a  voting obligation exists, are voted.

V.   Documentation, Recordkeeping and Reporting Requirements

     A. Documentation. The Aberdeen PAs are responsible for:

          1. Implementing and updating these Policies and Procedures;

          2. Overseeing the proxy voting process;

          3.  Consulting  with  portfolio  managers/analysts  for  the  relevant portfolio security; and

          4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and  recordkeeping by third party providers such as ISS and ProxyEdge.

     B. Recordkeeping

          1. Each  Aberdeen  Adviser  maintains or procures the  maintenance  of records  of all  proxies  it has  voted.  As  permitted  by Rule  204-2(c), electronic proxy statements

                                     B-219

     and the record of each vote cast by each client account of Aberdeen FL will be  maintained  by  either  ISS and Proxy  Edge,  depending  on the  client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S.  client account of Aberdeen  Singapore will be maintained by Proxy Edge.(24) Aberdeen FL shall obtain and maintain  undertakings from both ISS and Proxy Edge to provide it with copies of proxy  voting  records and other  documents  relating to its clients' votes promptly upon request.
     Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep  records of  certain  proxy  statements  if the proxy  statements  are maintained by issuers on that system (e.g., large U.S.-based issuers).

          2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures;  (b) a copy of any document created by the Aberdeen  Adviser that was material to making a decision on how to vote proxies  on  behalf  of a client  or that  memorializes  the basis for that decision;  and (c) each written client request for proxy voting records and the  Aberdeen  Adviser's  written  response to any (written or oral) client request for such records.

          3.  Duration.  Proxy voting books and records will be maintained in an easily  accessible  place for a period of five  years,  the first two in an appropriate office of the Aberdeen Adviser.

     C.  Reporting.  Aberdeen  FL,  Aberdeen  AU  and  Aberdeen  Singapore  will initially inform clients of these Policies and Procedures by summary  disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information,  Aberdeen FL, Aberdeen AU and Aberdeen  Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period  requested  subsequent to the adoption of these Policies and  Procedures.
Such periodic  reports,  other than those required for the US closed-end  Funds, will not be made available to third parties absent the express  written  request of the client.  However,  to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client,  such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

     D. Review of Policies and Procedures. These Policies and Procedures will be subject  to review on a periodic  basis as deemed  appropriate  by the  Aberdeen
Advisers.

Effective Date:  December, 2004

____________________________
(24) A Fund's proxy voting record must be filed with the SEC on Form N-PX.  Form
     N-PX must be  completed  and signed in the manner  required,  containing  a fund's proxy voting  record for the most recent  twelve-month  period ended
     June 30th  (beginning  August 31, 2004). If an Aberdeen  Adviser  delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service  provider  files
     Form N-PX accordingly.

                                     B-220

                                                                     APPENDIX A1

PA-FL

Silvana Barrenechea

PA-UK

Members of Trade Processing Department in Scotland

------------------------------------------------------------------------- ---------------------------------------------------
Names:                                                                    Titles:
------------------------------------------------------------------------- ---------------------------------------------------
Barry McAllister                                                          Investment Administration Supervisor
------------------------------------------------------------------------- ---------------------------------------------------
Eileen Reekie                                                             Investment Administrator
------------------------------------------------------------------------- ---------------------------------------------------

PC-FL/UK

Chief Investment Officer/Deputy CIO/Head of SRI/Compliance Officer***

------------------------------------------------------------------------- ---------------------------------------------------
Names:                                                                    Titles:
------------------------------------------------------------------------- ---------------------------------------------------
Anne Richards                                                             Chief Investment Officer
------------------------------------------------------------------------- ---------------------------------------------------
Andrew Preston                                                            Head of Socially Responsible Investing (SRI)
------------------------------------------------------------------------- ---------------------------------------------------
Susan Connerney                                                           Compliance Officer
------------------------------------------------------------------------- ---------------------------------------------------

***  From time to time one or more members of the committee  may be  represented by an authorized representative of their respective Department.

                                     B-221

                                                                     APPENDIX A2

PC-Asia Members

Shall  comprise  of three (3)  members,  but  always to include at least one (1)
representative from each of Group A, B, and C respectively.

------------------------------------------------------------------------- ----------------------------------------
GROUP A:
------------------------------------------------------------------------- ----------------------------------------
Hugh Young                                                                Equities Fund Manager
------------------------------------------------------------------------- ----------------------------------------
GROUP B:
------------------------------------------------------------------------- ----------------------------------------
Derek Fulton                                                              Fixed Income Fund Manager
------------------------------------------------------------------------- ----------------------------------------
Alton Gwee                                                                Fixed Income Fund Manager
------------------------------------------------------------------------- ----------------------------------------
Alison Briggs                                                             Fixed Income Fund Manager
------------------------------------------------------------------------- ----------------------------------------
Ky Van Tang                                                               Fixed Income Fund Manager
------------------------------------------------------------------------- ----------------------------------------
GROUP C:
------------------------------------------------------------------------- ----------------------------------------
Christopher Beard                                                         Compliance Officer
------------------------------------------------------------------------- ----------------------------------------
Teo Puay-Wei                                                              Compliance Officer
------------------------------------------------------------------------- ----------------------------------------

                                     B-222

                                                                      APPENDIX C

                          ADDITIONAL INFORMATION ABOUT

                          THE FUNDS' PORTFOLIO MANAGERS

Compensation of Portfolio Managers

Set forth below are  descriptions of the compensation  arrangements  utilized by each Fund's  subadvisor(s)  to compensate  the  portfolio  managers of the Fund.
Under the  Trust's  manager of managers  structure,  each Fund pays a fee to the
Advisor for investment advisory services,  and the Advisor, in turn, compensates that Fund's  subadvisor(s).  Each subadvisor is responsible for compensating its employees. Each portfolio manager's compensation arrangements are established by the subadvisor by whom the portfolio manager is employed.  Neither the Trust nor the Advisor has any  discretion  or  authority  to  determine  the amount or the
structure  of  an  individual   portfolio  manager's   respective   compensation
arrangements.

Other Accounts Managed by the Portfolio Managers

The portfolio managers of the Funds may provide portfolio management services to various other entities,  including other registered investment companies, pooled investment  vehicles that are not  registered  investment  companies,  and other investment accounts managed for organizations or individuals. Actual or apparent conflicts  of  interest  may  arise  when a  portfolio  manager  has  day-to-day management  responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies  and/or  other  accounts is  presented  with  potential  conflicts  of interest that may include, among others:

     (i)  an  inequitable  distribution  of the  portfolio  manager's  time  and attention;

     (ii) the unequal  distribution or allocation  between accounts of a limited investment opportunity; and

     (iii) incentives, such as performance-based advisory fees, that relate only to certain accounts.

Set forth  below is  information  regarding  the other  accounts  for which each portfolio manager has day-to-day  portfolio management  responsibilities,  as of
March 31, 2007,  unless  otherwise noted. The accounts are classified into three categories:  (i) registered investment  companies;  (ii) other pooled investment vehicles;  and (iii) other  accounts.  To the extent that any of these  accounts pays  advisory  fees  that are  based on  investment  performance  ("performance fees"), information regarding those accounts is presented separately.

                                      C-1

MGI US Large Cap Growth Equity Fund

Enhanced Investment Technologies, LLC ("INTECH")

A team of four portfolio  managers is responsible for the day-to-day  management of  INTECH's  allocated  portion of the Fund's  portfolio.  As Chief  Investment
Officer,  Robert Fernholz  oversees the management of all  portfolios.  The team consists  of Dr.  Fernholz,  David E.  Hurley,  Chief  Operating  Officer,  Cary
Maguire,  Senior  Investment  Officer,  and Joseph W. Runnels,  Vice  President,
Portfolio Management.  Each portfolio manager receives base pay in the form of a fixed annual  salary paid by INTECH,  which is not based on the  performance  or assets of INTECH's  allocated  portion of the Fund's  portfolio.  Each portfolio manager is also eligible for a cash bonus as determined by INTECH,  which is not based on the performance or assets of INTECH's  allocated  portion of the Fund's portfolio.  The  portfolio  managers,  as part  owners of INTECH,  also  receive compensation  by virtue  of their  ownership  interest  in  INTECH.  Some of the portfolio  managers  may elect to defer  payment of a designated  percentage  of their fixed  compensation  and/or up to all of their  variable  compensation  in accordance with the Janus Executive Income Deferral Program.

In addition to the Fund, the team manages:

-------------------------------------- ------------------------------------------- ----------------------------------------------
                                                      Total Accounts                      Accounts with Performance Fees
         Other Accounts
-------------------------------------- ------------------------------------------- ----------------------------------------------
                                               Number                 Assets              Number                 Assets
                                                                  (in millions)                               (in millions)
-------------------------------------- -------------------- ---------------------- --------------------- ------------------------

-------------------------------------- -------------------- ---------------------- --------------------- ------------------------
   Registered Investment Companies            17            $    8,862                    0              $ 0
-------------------------------------- -------------------- ---------------------- --------------------- ------------------------
   Other Pooled Investment Vehicles           30            $   10,280                    0              $ 0
-------------------------------------- -------------------- ---------------------- --------------------- ------------------------
   Other Accounts                            357            $   46,759.5                 45              $ 9,350.9
-------------------------------------- -------------------- ---------------------- --------------------- ------------------------

Sands Capital Management ("Sands Capital")

A team consisting of Messrs.  Frank M. Sands,  Sr., David E. Levanson,  Frank M.
Sands,  Jr., and A. Michael Sramek is responsible for the day-to-day  management of Sands Capital's  allocated portion of the Fund's portfolio.  Compensation for members of the team  consists of the  following  components:  (i)  salary,  (ii)
annual  qualitative bonus, (iii) a standard profit sharing plan and 401(k) plan,
(iv) a  long-term  incentive  bonus,  (v)  equity  participation,  and  (vi)  an investment  results bonus.  The investment  results bonus is calculated based on the performance of the firm's  institutional  composite  relative to the Russell
1000 Growth Index over rolling one, three and five-year periods. Bonuses are not based on Fund  performance or assets of Sand's  allocated  portion of the Fund's portfolio.

                                      C-2

In addition to the Fund, the team manages:

-------------------------------------- ------------------------------------------- ---------------------------------------------
                                                       Total Accounts                   Accounts with Performance Fees
         Other Accounts
-------------------------------------- ------------------------------------------- ---------------------------------------------
                                               Number                  Assets          Number                   Assets
                                                                    (in millions)                            (in millions)
-------------------------------------- ----------------------- ------------------- -------------------- ------------------------

-------------------------------------- ----------------------- ------------------- -------------------- ------------------------
   Registered Investment Companies             5               $    2,710             1                 $ 534
-------------------------------------- ----------------------- ------------------- -------------------- ------------------------
   Other Pooled Investment Vehicles            8               $      813             0                 $ 0
-------------------------------------- ----------------------- ------------------- -------------------- ------------------------
   Other Accounts*                         1,277               $   15,648             6                 $ 1,046
-------------------------------------- ----------------------- ------------------- -------------------- ------------------------

*    The number of other  accounts  listed above  includes 4 separately  managed account programs ("wrap  programs"),  with each wrap program counted as one account.  There are approximately  3,502 underlying  accounts in these wrap programs.

Winslow Capital Management, Inc. ("Winslow")

Portfolio  managers  receive  a base  salary  and an annual  incentive  based on performance  against  individual  and  organizational  objectives,  as  well  as
Winslow's  overall  results.  The  compensation  plans  are  designed  to  align portfolio  manager  compensation  with investors'  goals by rewarding  portfolio managers who meet the long-term  objective of  consistent,  superior  investment results,  measured  by the  performance  of the  products  under  the  portfolio managers' management.

At Winslow,  the  portfolio  managers are  substantial  owners of the firm.  The financial success of the portfolio managers/owners (base salary and share of the earnings)  is a direct  result of  providing  favorable  long-term  results  for clients. The firm establishes  salaries at competitive levels,  verified through
industry   surveys,   to  attract  and  maintain  the  best   professional   and
administrative   personnel.   Portfolio   manager   compensation   packages  are
independent  of  advisory  fees  collected  on any given  client  account  under management.  In  addition,  an  incentive  bonus is paid  annually to the firm's
non-owner   employees   based  upon  each   individual's   performance  and  the
profitability of the firm.

In addition to the Fund, as of June 30, 2007, Messrs.  Winslow,  Kelly, and Wear
managed:

--------------------------------------- -------------------------------------------- ----------------------------------------
                                                        Total Accounts                    Accounts with Performance Fees
         Other Accounts
--------------------------------------- -------------------------------------------- ----------------------------------------
                                               Number                  Assets           Number                   Assets
                                                                     (in millions)                             (in millions)
--------------------------------------- ----------------------- -------------------- -------------------- -------------------

--------------------------------------- ----------------------- -------------------- -------------------- -------------------
   Registered Investment Companies              2               $1.15                    0                $0
--------------------------------------- ----------------------- -------------------- -------------------- -------------------
   Other Pooled Investment Vehicles             3               $0.15                    0                $0
--------------------------------------- ----------------------- -------------------- -------------------- -------------------
   Other Accounts                              26               $1.24                    0                $0
--------------------------------------- ----------------------- -------------------- -------------------- -------------------

MGI US Large Cap Value Equity Fund

Lord, Abbett & Co. LLC ("Lord Abbett")

Eli M. Salzmann and Sholom Dinsky are responsible for the day-to-day  management of  Lord  Abbett's  allocated  portion  of the  Fund's  portfolio.  Lord  Abbett
compensates  its  portfolio  managers  on  the  basis  of  salary,   bonus,  and
profit-sharing plan contributions.  The level of compensation takes into account the portfolio manager's  experience,  reputation,  and competitive market rates.
Fiscal  year-end  bonuses,  which can be a substantial  percentage of base level compensation,  are  determined  after an  evaluation of various  factors.  These factors include the

                                      C-3

portfolio  manager's  investment results and style  consistency,  the dispersion among  portfolios  with  similar  objectives,  the  risk  taken to  achieve  the portfolio returns,  and similar factors.  Investment results are evaluated based on an  assessment  of the portfolio  manager's  three- and five-year  investment returns on a pre-tax basis versus both the appropriate  style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects  leadership and management of the investment  team. The evaluation does not follow a  formulaic  approach,  but rather is reached  following a review of these factors.  No part of the bonus payment is based on the portfolio manager's assets  under  management,  the  revenues  generated  by  those  assets,  or the profitability of the portfolio manager's unit. Lord Abbett may designate a bonus payment of a portfolio  manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period.
The  plan's  earnings  are based on the  overall  asset  growth of the firm as a whole.  Lord Abbett believes this incentive  focuses  portfolio  managers on the impact their portfolio's  performance has on the overall  reputation of the firm as a whole  and  encourages  exchanges  of  investment  ideas  among  investment professionals  managing  different  mandates.  Lord  Abbett  provides  a  401(k)
profit-sharing  plan for all eligible  employees.  Contributions to an portfolio manager's  profit-sharing  account are based on a  percentage  of the  portfolio manager's  total  base and bonus  paid  during  the  fiscal  year,  subject to a specified maximum amount.  The assets of this  profit-sharing  plan are entirely invested in Lord Abbett-sponsored funds.

In addition to the Fund, Messrs. Salzmann and Dinsky manage:

-------------------------------------- ------------------------------------------- ----------------------------------------
                                                       Total Accounts                  Accounts with Performance Fees
         Other Accounts
-------------------------------------- ------------------------------------------- ----------------------------------------
                                               Number                  Assets         Number                   Assets
                                                                    (in millions)                           (in millions)
-------------------------------------- ----------------------- ------------------- ------------------- --------------------

-------------------------------------- ----------------------- ------------------- ------------------- --------------------
   Registered Investment Companies            11               $   28,102.5          0                 $ 0
-------------------------------------- ----------------------- ------------------- ------------------- --------------------
   Other Pooled Investment Vehicles            9               $      843.9          0                 $ 0
-------------------------------------- ----------------------- ------------------- ------------------- --------------------
   Other Accounts                         44,714               $   18,566.5          1                 $ 266.4
-------------------------------------- ----------------------- ------------------- ------------------- --------------------

Numeric Investors LLC ("Numeric")

Messrs. Arup Datta and Joseph J. Schirripa are jointly and primarily responsible for the  day-to-day  management  of  Numeric's  allocated  portion of the Fund's portfolio.  Numeric's  compensation  package  has three major  components:  base salary,  bonus,  and, in some  cases,  an equity  component.  Both the bonus and equity  components  have the potential to become  significantly  greater than an individual's  salary.  The bonus range is more  greatly  impacted by  individual performance,  while the equity component  directly relates to Numeric's  results and an individual's position within the firm.

All Numeric  employees are eligible for  performance  bonuses based on an annual assessment by Numeric's Compensation and Management Committees of the employees'
contribution to the firm. The Compensation  and Management  Committees also meet annually to determine  the  employees who will be added as partners of the firm.
The decision is based on an employee's  seniority and  contribution to the firm.
In  addition,  Numeric  has the ability to offer  partnership  stakes to certain employees  hired from outside the firm based on their  position  and  experience level.

                                      C-4

In  addition  to the Fund,  as of June 30,  2007,  Messrs.  Datta and  Schirripa
manage:

-------------------------------------- -------------------------------------------- -----------------------------------------
                                                       Total Accounts                     Accounts with Performance Fees
                  Other Accounts
-------------------------------------- ----------------------- -------------------- --------------------- -------------------
                                               Number                  Assets            Number                   Assets
                                                                    (in millions)                              (in millions)
-------------------------------------- ----------------------- -------------------- --------------------- -------------------

-------------------------------------- ----------------------- -------------------- --------------------- -------------------
   Registered Investment Companies             0               $        0               0                 $ 0
-------------------------------------- ----------------------- -------------------- --------------------- -------------------
   Other Pooled Investment Vehicles            1               $      226.3             0                 $ 0
-------------------------------------- ----------------------- -------------------- --------------------- -------------------
   Other Accounts                             34               $    4,727.6            15                 $ 2,034.6
-------------------------------------- ----------------------- -------------------- --------------------- -------------------

Pzena Investment Management ("Pzena")

A team consisting of Richard S. Pzena,  John P. Goetz, and Antonio  DeSpirito is
responsible for the day-to-day  management of Pzena's  allocated  portion of the
Fund's portfolio. Portfolio managers and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity  ownership,  if appropriate,  due to superior  personal  performance.
Pzena  avoids  a  compensation  model  that is  driven  by  individual  security performance,  as it  believes  this can  lead to  short-term  thinking  which is contrary  to the  firm's  value  investment  philosophy.  Pzena  considers  both quantitative  and  qualitative  factors when  determining  performance  bonuses;
however,  performance  bonuses  are not based on Fund  performance  or assets of
Pzena's allocated portion of the Fund's portfolio. For investment professionals,
Pzena  examines  such  factors  as effort,  efficiency,  ability to focus on the correct issues,  stock modeling  ability,  and ability to successfully  interact with company  management.  However,  Pzena always looks at the person as a whole and the  contributions  that the  person  has made and is  likely to make in the future.  Pzena annually evaluates  employees'  eligibility for performance bonus compensation.

In addition to the Fund, Mr. Pzena manages:

------------------------------------- -------------------------------------------- -----------------------------------------
                                                      Total Accounts                    Accounts with Performance Fees
         Other Accounts
------------------------------------- ----------------------- -------------------- -------------------- --------------------
                                              Number                  Assets           Number                   Assets
                                                                   (in millions)                             (in millions)
------------------------------------- ----------------------- -------------------- -------------------- --------------------

------------------------------------- ----------------------- -------------------- -------------------- --------------------
   Registered Investment Companies            9               $        9,915            0                 $ 0
------------------------------------- ----------------------- -------------------- -------------------- --------------------
   Other Pooled Investment Vehicles         112               $        3,611            0                 $ 0
------------------------------------- ----------------------- -------------------- -------------------- --------------------
   Other Accounts                           442               $       12,857            8                 $ 2,020
------------------------------------- ----------------------- -------------------- -------------------- --------------------

In addition to the Fund, Mr. Goetz manages:

----------------------------------------- ---------------------------------------- -----------------------------------------
                                                       Total Accounts                    Accounts with Performance Fees
         Other Accounts
----------------------------------------- -------------------- ------------------- --------------------- -------------------
                                               Number                  Assets           Number                   Assets
                                                                    (in millions)                             (in millions)
----------------------------------------- -------------------- ------------------- --------------------- -------------------

----------------------------------------- -------------------- ------------------- --------------------- -------------------
   Registered Investment Companies            11               $       10,042            0                 $ 0
----------------------------------------- -------------------- ------------------- --------------------- -------------------
   Other Pooled Investment Vehicles          123               $        4,855            0                 $ 0
----------------------------------------- -------------------- ------------------- --------------------- -------------------
   Other Accounts                            445               $       13,442            8                 $ 2,020
----------------------------------------- -------------------- ------------------- --------------------- -------------------

                                      C-5

In addition to the Fund, Mr. DeSpirito manages:

------------------------------------- ---------------------------------------- --------------------------------------------
                                                   Total Accounts                  Accounts with Performance Fees
         Other Accounts
------------------------------------- ---------------------------------------- --------------------------------------------
                                           Number                  Assets         Number                   Assets
                                                                (in millions)                           (in millions)
------------------------------------- -------------------- ------------------- ------------------- ------------------------

------------------------------------- -------------------- ------------------- ------------------- ------------------------
   Registered Investment Companies         8               $        9,874             0                 $ 0
------------------------------------- -------------------- ------------------- ------------------- ------------------------
   Other Pooled Investment Vehicles       48               $        2,887             0                 $ 0
------------------------------------- -------------------- ------------------- ------------------- ------------------------
   Other Accounts                        138               $        5,703             4                 $ 1,168
------------------------------------- -------------------- ------------------- ------------------- ------------------------

MGI US Small/Mid Cap Growth Equity Fund

Westfield Capital Management Company, LLC ("Westfield")

Messrs.  William  Muggia,  Arthur  Bauernfeind,  Ethan J.  Meyers,  and Scott R.
Emerman are jointly and primarily  responsible for the day-to-day  management of
Westfield's  allocated  portion of the Fund's  portfolio.  Mr.  Emerman  and Mr.
Meyers are  eligible for a fixed base salary and an annual  bonus.  The bonus is based  on  their  individual  overall  performance,  as  well  as the  financial performance of the company.  Specific  performance criteria include the quantity and quality of recommendations  submitted to the Westfield Investment Committee,
as  well  as  attitude,  teamwork,  communication  and  motivation.   Individual
performance  attribution also is reviewed.  Both Mr. Emerman and Mr. Meyers also may receive  stock  options from  Westfield's  parent  company,  Boston  Private
Financial Holdings ("BPFH").  As members of the Westfield Investment  Committee, they may each receive a bonus  derived from the  performance  fees earned on the limited  partnerships managed by Mr. Muggia; such bonus is distributed under the discretion of the portfolio manager.

Mr.  Muggia and Mr.  Bauernfeind  are  eligible  for a fixed base  salary and an annual bonus,  which is paid the month after year end. The bonus is based on the overall  financial  performance of the company and can vary depending on company results.  They also are eligible to participate in the Boston Private  Financial
Holdings  Deferred  Compensation  Plan. Each also may receive stock options from
BPFH. Mr. Muggia also is entitled to receive,  and has discretion to distribute, a portion of the  performance  fees earned on the limited  partnerships  that he manages.

In addition to the Fund, Mr. Muggia is the manager of:

------------------------------------- ------------------------------------------- --------------------------------------------
                                                      Total Accounts                  Accounts with Performance Fees
         Other Accounts
------------------------------------- ----------------------- ------------------- ------------------- ------------------------
                                              Number                  Assets         Number                   Assets
                                                                   (in millions)                           (in millions)
------------------------------------- ----------------------- ------------------- ------------------- ------------------------

------------------------------------- ----------------------- ------------------- ------------------- ------------------------
   Registered Investment Companies           10               $    3,293.4          0                 $ 0
------------------------------------- ----------------------- ------------------- ------------------- ------------------------
   Other Pooled Investment Vehicles           0               $        0            4                 $ 673.2
------------------------------------- ----------------------- ------------------- ------------------- ------------------------
   Other Accounts                           515               $    5,524           14                 $ 975.6
------------------------------------- ----------------------- ------------------- ------------------- ------------------------

                                      C-6

In addition to the Fund, Mr. Bauernfeind manages:

--------------------------------------- ----------------------------------------- ---------------------------------------------
                                                    Total Accounts                         Accounts with Performance Fees
         Other Accounts
--------------------------------------- ----------------------------------------- ---------------------------------------------
                                            Number                  Assets                Number                   Assets
                                                                 (in millions)                                  (in millions)
--------------------------------------- ------------------- --------------------- ------------------------ --------------------

--------------------------------------- ------------------- --------------------- ------------------------ --------------------
   Registered Investment Companies         10               $    3,293.4                 0                 $ 0
--------------------------------------- ------------------- --------------------- ------------------------ --------------------
   Other Pooled Investment Vehicles         0               $        0                   1                 $ 18.6
--------------------------------------- ------------------- --------------------- ------------------------ --------------------
   Other Accounts                         520               $    6,170.7                14                 $ 975.6
--------------------------------------- ------------------- --------------------- ------------------------ --------------------

In addition to the Fund, Mr. Meyers manages:

-------------------------------------- ---------------------------------------- ----------------------------------------------
                                                   Total Accounts                     Accounts with Performance Fees
         Other Accounts
-------------------------------------- ------------------- -------------------- --------------------- ------------------------
                                           Number                  Assets            Number                   Assets
                                                                (in millions)                              (in millions)
-------------------------------------- ------------------- -------------------- --------------------- ------------------------

-------------------------------------- ------------------- -------------------- --------------------- ------------------------
   Registered Investment Companies        10               $    3,293.4             0                 $ 0
-------------------------------------- ------------------- -------------------- --------------------- ------------------------
   Other Pooled Investment Vehicles        0               $        0               1                 $ 18.6
-------------------------------------- ------------------- -------------------- --------------------- ------------------------
   Other Accounts                        513               $    6,134.3            14                 $ 975.6
-------------------------------------- ------------------- -------------------- --------------------- ------------------------

In addition to the Fund, Mr. Emerman manages:

-------------------------------------- ----------------------------------------- -------------------------------------------
                                                    Total Accounts                     Accounts with Performance Fees
         Other Accounts
-------------------------------------- ----------------------------------------- -------------------------------------------
                                            Number                  Assets            Number                   Assets
                                                                 (in millions)                              (in millions)
-------------------------------------- -------------------- -------------------- --------------------- ---------------------

-------------------------------------- -------------------- -------------------- --------------------- ---------------------
   Registered Investment Companies         10               $    3,293.4             0                 $ 0
-------------------------------------- -------------------- -------------------- --------------------- ---------------------
   Other Pooled Investment Vehicles         0               $        0               1                 $ 18.6
-------------------------------------- -------------------- -------------------- --------------------- ---------------------
   Other Accounts                         514               $    6,135              14                 $ 975.6
-------------------------------------- -------------------- -------------------- --------------------- ---------------------

Mazama Capital Management ("Mazama")

Messrs. Ronald A. Sauer and Stephen C. Brink, Ms. Gretchen M. Novak and Mr. Joel
L. Rubenstein are jointly responsible for the day-to-day  management of Mazama's allocated portion of the Fund's portfolio.  The compensation that each portfolio manager  receives  consists  of a base  salary and  performance-based  incentive compensation. Performance-based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management.

In addition to the Fund, the team manages:

-------------------------------------- ----------------------------------------- ------------------------------------------
                                                    Total Accounts                     Accounts with Performance Fees
         Other Accounts
-------------------------------------- ----------------------------------------- ------------------------------------------
                                            Number                  Assets            Number                   Assets
                                                                 (in millions)                              (in millions)
-------------------------------------- -------------------- -------------------- --------------------- --------------------

-------------------------------------- -------------------- -------------------- --------------------- --------------------
   Registered Investment Companies         11               $    1,461               0                 $ 0
-------------------------------------- -------------------- -------------------- --------------------- --------------------
   Other Pooled Investment Vehicles         0               $        0               0                 $ 0
-------------------------------------- -------------------- -------------------- --------------------- --------------------
   Other Accounts                          76               $    5,745               2                 $ 237
-------------------------------------- -------------------- -------------------- --------------------- --------------------

                                      C-7

MGI US Small/Mid Cap Value Equity Fund

AQR Capital Management, LLC ("AQR")

Messrs.  Clifford S. Asness,  Robert J. Krail,  and John M. Liew are jointly and primarily  responsible for the day-to-day  management of AQR's allocated portion of the Fund's  portfolio.  The compensation that each portfolio manager receives consists of a combination of salary, a partnership share of AQR's revenues,  and retirement  benefits.  As majority owners of AQR, the three  portfolio  managers receive  the vast  majority  of their  compensation  in the form of  partnership distributions from the revenues of AQR.

In addition to the Fund, the portfolio managers manage:

-------------------------------------- ----------------------------------------- -----------------------------------------
                                                    Total Accounts                    Accounts with Performance Fees
         Other Accounts
-------------------------------------- -------------------- -------------------- -------------------- --------------------
                                            Number                  Assets           Number                   Assets
                                                                 (in millions)                             (in millions)
-------------------------------------- -------------------- -------------------- -------------------- --------------------

-------------------------------------- -------------------- -------------------- -------------------- --------------------
   Registered Investment Companies          4               $      868              0                 $ 0
-------------------------------------- -------------------- -------------------- -------------------- --------------------
   Other Pooled Investment Vehicles        46               $   11,871             33                 $ 9,016
-------------------------------------- -------------------- -------------------- -------------------- --------------------
   Other Accounts                          74               $   22,673             22                 $ 5,191
-------------------------------------- -------------------- -------------------- -------------------- --------------------

NWQ Investment Management Company, LLC (NWQ")

Ms.  Phyllis  G.  Thomas,  CFA  is  primarily  responsible  for  the  day-to-day management  of NWQ's  allocated  portion of the  Fund's  portfolio.  Ms.  Thomas participates in a total  compensation  program,  determined by the NWQ executive committee,  which consists of both a base salary and an annual bonus that can be a multiple of the base salary.  Ms. Thomas'  performance  is formally  evaluated annually and based on a variety of factors.  Bonus  compensation  is primarily a function of NWQ's overall annual profitability and Ms. Thomas' contribution,  as measured by the  overall  investment  performance  of client  portfolios  in the strategy she manages relative to the strategy's general benchmark for one, three and five year periods (as  applicable),  as well as an objective review of stock recommendations  and the quality of primary  research,  and subjective review of
Ms. Thomas' contributions to portfolio strategy,  teamwork,  collaboration,  and work ethic.

The total  compensation  package for portfolio  managers includes an equity-like incentive for purchase (whose value is determined by various  factors  including the increase in  profitability  of NWQ over time).  Additionally,  the portfolio managers have been provided  compensation in conjunction with signing  long-term employment  agreements.  NWQ is a subsidiary of Nuveen Investments,  Inc., which has augmented this incentive  compensation annually through individual awards of a stock option pool,  as  determined  through a  collaborative  process  between
Nuveen Investments and the NWQ executive committee.

                                      C-8

In addition to the Fund, Ms. Thomas manages:

--------------------------------------- ------------------------------------------ ----------------------------------------
                                                      Total Accounts                    Accounts with Performance Fees
         Other Accounts
--------------------------------------- ------------------------------------------ ----------------------------------------
                                              Number                  Assets           Number                   Assets
                                                                   (in millions)                             (in millions)
--------------------------------------- --------------------- -------------------- -------------------- -------------------

--------------------------------------- --------------------- -------------------- -------------------- -------------------
   Registered Investment Companies            5               $      292.8            0                 $ 0
--------------------------------------- --------------------- -------------------- -------------------- -------------------
   Other Pooled Investment Vehicles           0               $        0              0                 $ 0
--------------------------------------- --------------------- -------------------- -------------------- -------------------
   Other Accounts                         4,804               $    1,735.9            0                 $ 0
--------------------------------------- --------------------- -------------------- -------------------- -------------------

Wells Capital Management ("WCM")

Messrs.  Dale  Benson  and  Mark  Cooper  are  responsible  for  the  day-to-day management of WCM's  allocated  portion of the Fund's  portfolio.  The portfolio managers are compensated with a fixed cash salary, incentive compensation (i.e., a  bonus),  and  retirement  benefits.  Incentive  compensation  for the  team's portfolio managers is determined annually,  and is designed to reward investment
expertise,   outstanding  relative  performance,   and  business  success.  Each
portfolio manager is evaluated based on several key factors, which influence the amount of incentive compensation, including: team investment performance for all accounts under management  (which considers the Fund's pre-tax  performance over the course of the calendar year) as measured  against the Russell 2000 Value(TM)
Index, contributions to the investment process, risk management, client service, and overall success of the team.

In addition to the Fund, Messrs. Benson and Cooper manage:

-------------------------------------- ----------------------------------------- ------------------------------------------
                                                    Total Accounts                     Accounts with Performance Fees
         Other Accounts
-------------------------------------- ----------------------------------------- ------------------------------------------
                                            Number                  Assets            Number                   Assets
                                                                 (in millions)                              (in millions)
-------------------------------------- -------------------- -------------------- --------------------- --------------------

-------------------------------------- -------------------- -------------------- --------------------- --------------------
   Registered Investment Companies          2               $      149               0                 $ 0
-------------------------------------- -------------------- -------------------- --------------------- --------------------
   Other Pooled Investment Vehicles         4               $      128               0                 $ 0
-------------------------------------- -------------------- -------------------- --------------------- --------------------
   Other Accounts                         101               $    2,016               0                 $ 0
-------------------------------------- -------------------- -------------------- --------------------- --------------------

MGI Non-US Core Equity Fund

AllianceBernstein L.P. ("AllianceBernstein")

Compensation for AllianceBernstein's investment professionals typically consists of base  salary and  incentive  compensation.  The bonus  pool is a function  of
AllianceBernstein's   pre-tax,  pre-bonus  profitability  and  is  allocated  by
AllianceBernstein's  Compensation  Committee.  AllianceBernstein  requires  that approximately 40% of annual incentive compensation for the professional staff be taken in  deferred  form with  four-year  vesting and that at least half of this amount  be  placed  in  AllianceBernstein's  investment  services.  The  mix  of remuneration elements varies according to the seniority of employees.

More specifically, as far as the compensation of AllianceBernstein's analysts is concerned, chief investment officers, senior portfolio managers and directors of
research   from  all   parts  of  the  world   evaluate   the   performance   of
AllianceBernstein's  analysts.  The  results are used as a basis for pay awards.
Three main criteria are used to evaluate  AllianceBernstein's  growth equity and fixed income analysts: the performance of the analysts' research recommendations and  the

                                      C-9

analysts'  advocacy  of those  recommendations;  the  quality  of the  analysts'
research;  and the  analysts'  productivity.  Three  main  criteria  are used to evaluate  AllianceBernstein's  value equity analysts:  the analyst's breadth and depth of research knowledge;  the level of attentiveness to forecasts and market movements;  and the  quantitative  review of productivity.  Regarding  portfolio management  compensation,  pay  levels are  determined  using a  combination  of objective  performance  measures  (such  as  unit  profitability  and  corporate performance) and more subjective factors. In the latter area,  AllianceBernstein
makes  an  assessment   of  the   contributions   made  by  the   individual  to
AllianceBernstein's   clients'  performance  and  to  the  firm.  Considerations include:  the  individual's  involvement  in the  research  process and in other aspects of portfolio  management;  the individual's  success in establishing and maintaining client relationships;  ability to attract talent and build a team of staff; and managerial skills.

Alliance Bernstein International Large Cap Growth EAFE Plus

In  addition  to the Fund,  the  International  Large Cap Growth  EAFE Plus Team
manages:

-------------------------------------- ----------------------------------------- -----------------------------------------
                                                    Total Accounts                    Accounts with Performance Fees
         Other Accounts
-------------------------------------- ----------------------------------------- -----------------------------------------
                                            Number                  Assets           Number                   Assets
                                                                 (in millions)                             (in millions)
-------------------------------------- -------------------- -------------------- -------------------- --------------------

-------------------------------------- -------------------- -------------------- -------------------- --------------------
   Registered Investment Companies           9              $    8,252              None                    None
-------------------------------------- -------------------- -------------------- -------------------- --------------------
   Other Pooled Investment Vehicles         20              $    3,707                 1                 $   276
-------------------------------------- -------------------- -------------------- -------------------- --------------------
   Other Accounts                           52              $   11,458                 6                 $ 2,472
-------------------------------------- -------------------- -------------------- -------------------- --------------------

Alliance Bernstein International Strategic Value

In addition to the Fund, Sharon Fay manages:

------------------------------------- ------------------------------------------ -----------------------------------------
                                                      Total Accounts                    Accounts with Performance Fees
         Other Accounts
------------------------------------- ------------------------------------------ -----------------------------------------
                                            Number                  Assets           Number                   Assets
                                                                 (in millions)                             (in millions)
------------------------------------- --------------------- -------------------- -------------------- --------------------

------------------------------------- --------------------- -------------------- -------------------- --------------------
   Registered Investment Companies          105               $   72,575               3                 $ 11,691
------------------------------------- --------------------- -------------------- -------------------- --------------------
   Other Pooled Investment Vehicles         129               $   38,807               9                 $  3,370
------------------------------------- --------------------- -------------------- -------------------- --------------------
   Other Accounts                        41,380               $  207,002             140                 $ 28,835
------------------------------------- --------------------- -------------------- -------------------- --------------------

In addition to the Fund, Kevin Simms manages:

-------------------------------------- ------------------------------------------- ---------------------------------------
                                                      Total Accounts                   Accounts with Performance Fees
         Other Accounts
-------------------------------------- ------------------------------------------- ---------------------------------------
                                              Number                  Assets          Number                   Assets
                                                                   (in millions)                            (in millions)
-------------------------------------- ---------------------- -------------------- ------------------- -------------------

-------------------------------------- ---------------------- -------------------- ------------------- -------------------
   Registered Investment Companies          105                 $   72,575              3                 $ 11,691
-------------------------------------- ---------------------- -------------------- ------------------- -------------------
   Other Pooled Investment Vehicles         139                 $   42,571             19                 $  7,134
-------------------------------------- ---------------------- -------------------- ------------------- -------------------
   Other Accounts                        41,380                 $  207,002            140                 $ 28,835
-------------------------------------- ---------------------- -------------------- ------------------- -------------------

                                      C-10

In addition to the Fund, Henry D'Auria manages:

-------------------------------------- ---------------------------------------- ------------------------------------------
                                                   Total Accounts                     Accounts with Performance Fees
         Other Accounts
-------------------------------------- ---------------------------------------- ------------------------------------------
                                           Number                  Assets            Number                   Assets
                                                                (in millions)                              (in millions)
-------------------------------------- ------------------- -------------------- --------------------- --------------------

-------------------------------------- ------------------- -------------------- --------------------- --------------------
   Registered Investment Companies        68                 $   43,250               2                 $  4,574
-------------------------------------- ------------------- -------------------- --------------------- --------------------
   Other Pooled Investment Vehicles      109                 $   32,084               7                 $  1,339
-------------------------------------- ------------------- -------------------- --------------------- --------------------
   Other Accounts                        817                 $  147,317             128                 $ 25,431
-------------------------------------- ------------------- -------------------- --------------------- --------------------

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

The following  information relates to Dr. Tom Hancock,  the senior member of the
International  Quantitative Division responsible for coordinating the management of the  allocated  portion  of the  Fund's  portfolio  sub-advised  by GMO.  The compensation  that Dr. Hancock receives consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus.
The compensation program does not  disproportionately  reward out-performance by higher fee/performance fee products.

In addition to the Fund, Dr. Hancock manages:

-------------------------------------- ----------------------------------------- ----------------------------------------------
                                                    Total Accounts                      Accounts with Performance Fees
         Other Accounts
-------------------------------------- ------------------ ---------------------- --------------------- ------------------------
                                          Number                    Assets              Number                 Assets
                                                                (in millions)                               (in millions)
-------------------------------------- ------------------ ---------------------- --------------------- ------------------------

-------------------------------------- ------------------ ---------------------- --------------------- ------------------------
   Registered Investment Companies       11               $   20,801.6                  0              $ 0
-------------------------------------- ------------------ ---------------------- --------------------- ------------------------
   Other Pooled Investment Vehicles       6               $    2,914.5                  1              $ 108
-------------------------------------- ------------------ ---------------------- --------------------- ------------------------
   Other Accounts                        32               $   10,137.7                  5              $ 1,470
-------------------------------------- ------------------ ---------------------- --------------------- ------------------------

Lazard Asset Management LLC ("Lazard")

A team  consisting  of Mr. John R.  Reinsberg,  Mr. James M.  Donald,  Mr. Rohit
Chopra,  Mr. Erik McKee,  and Mr. Kevin O'Hare is responsible for the day-to-day management of Lazard's allocated portion of the Fund's portfolio. Each portfolio manager may also  manage  other  sub-advised  registered  investment  companies, collective investment trusts, unregistered funds, and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts"), and model portfolios.

Lazard  compensates  portfolio  managers  by  a  competitive  salary  and  bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus  are  paid in  cash.  Portfolio  managers  are  compensated  based  on the performance  of the  aggregate  group of  portfolios  managed  by the  portfolio managers rather than on the  performance of a specific fund or account.  Various
factors  are  considered  in  the   determination   of  a  portfolio   manager's
compensation.  All  of  the  portfolios  managed  by  a  portfolio  manager  are comprehensively  evaluated to determine  the  portfolio  manager's  positive and consistent  performance  contribution  over time.  Further  factors  include the amount  of  assets  in the  portfolios,  as well  as  qualitative  aspects  that reinforce Lazard's  investment  philosophy,  such as leadership,  teamwork,  and commitment.

                                      C-11

Total  compensation is not fixed, but rather is based on the following  factors:
(i)  maintenance  of current  knowledge  and opinions on companies  owned in the portfolio;  (ii) generation and development of new investment  ideas,  including the quality of security analysis and  identification of appreciation  catalysts;
(iii) ability and  willingness  to develop and share ideas on a team basis;  and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's  quantitative  performance as measured by the portfolio  manager's  ability to make investment  decisions that contribute to the pre-tax  absolute and relative returns of the accounts managed by the  portfolio  manager,  by  comparison  of each account to a  predetermined benchmark  over the  current  year and the  longer-term  performance  (3-, 5- or
10-year,  if applicable) of such account,  as well as performance of the account relative to peers. In addition,  the portfolio manager's bonus can be influenced by  subjective  measurement  of  the  manager's  ability  to  help  others  make investment decisions.

Portfolio  managers  also have an interest in the Lazard  Asset  Management  LLC
Equity  Plan,  an equity  based  incentive  program for Lazard.  The plan offers permanent  equity  in  Lazard  to a  significant  number  of its  professionals, including portfolio managers,  as determined by the Board of Directors of Lazard
Asset Management,  from time to time. This plan gives certain Lazard employees a permanent  equity  interest in Lazard and an  opportunity  to participate in the future growth of Lazard.

In  addition,  the Lazard Ltd 2005  Equity  Incentive  Plan gives the  company a
competitive   advantage  in  attracting,   retaining  and  motivating  officers,
employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing  incentives directly linked to shareholder value.

In addition to the Fund, Mr. Reinsberg manages:

-------------------------------------- ----------------------------------------- ---------------------------------------------
                                                    Total Accounts                    Accounts with Performance Fees
         Other Accounts
-------------------------------------- ----------------------------------------- ---------------------------------------------
                                            Number                  Assets           Number                   Assets
                                                                 (in millions)                             (in millions)
-------------------------------------- -------------------- -------------------- -------------------- ------------------------

-------------------------------------- -------------------- -------------------- -------------------- ------------------------
   Registered Investment Companies         12               $    4,441              3                 $ 2,005
-------------------------------------- -------------------- -------------------- -------------------- ------------------------
   Other Pooled Investment Vehicles        26               $      481              4                 $ 897
-------------------------------------- -------------------- -------------------- -------------------- ------------------------
   Other Accounts                       1,091               $   19,054              0                 $ 0
-------------------------------------- -------------------- -------------------- -------------------- ------------------------

In addition to the Fund, Mr. Donald manages:

------------------------------------- ---------------------------------------- ----------------------------------------------
                                                  Total Accounts                     Accounts with Performance Fees
         Other Accounts
------------------------------------- ---------------------------------------- ----------------------------------------------
                                          Number                  Assets            Number                   Assets
                                                               (in millions)                              (in millions)
------------------------------------- ------------------- -------------------- --------------------- ------------------------

------------------------------------- ------------------- -------------------- --------------------- ------------------------
   Registered Investment Companies       10               $    6,626               1                 $ 1,976
------------------------------------- ------------------- -------------------- --------------------- ------------------------
   Other Pooled Investment Vehicles      47               $    2,568               2                 $ 897
------------------------------------- ------------------- -------------------- --------------------- ------------------------
   Other Accounts                       390               $    3,674               0                 $ 0
------------------------------------- ------------------- -------------------- --------------------- ------------------------

                                      C-12

In addition to the Fund, Mr. Chopra manages:

------------------------------------- ------------------------------------------ --------------------------------------------
                                                    Total Accounts                   Accounts with Performance Fees
         Other Accounts
------------------------------------- ------------------------------------------ --------------------------------------------
                                            Number                  Assets          Number                   Assets
                                                                 (in millions)                            (in millions)
------------------------------------- --------------------- -------------------- ------------------- ------------------------

------------------------------------- --------------------- -------------------- ------------------- ------------------------
   Registered Investment Companies          9               $    4,649             0                 $ 0
------------------------------------- --------------------- -------------------- ------------------- ------------------------
   Other Pooled Investment Vehicles        41               $    2,550             3                 $ 920
------------------------------------- --------------------- -------------------- ------------------- ------------------------
   Other Accounts                         250               $    3,281             0                 $ 0
------------------------------------- --------------------- -------------------- ------------------- ------------------------

In addition to the Fund, Messrs. McKee and O'Hare manage:

-------------------------------------- ----------------------------------------- ------------------------------------------
                                                    Total Accounts                    Accounts with Performance Fees
         Other Accounts
-------------------------------------- ----------------------------------------- ------------------------------------------
                                            Number                  Assets           Number                   Assets
                                                                 (in millions)                             (in millions)
-------------------------------------- -------------------- -------------------- -------------------- ---------------------

-------------------------------------- -------------------- -------------------- -------------------- ---------------------
   Registered Investment Companies          9               $    4,649              0                 $ 0
-------------------------------------- -------------------- -------------------- -------------------- ---------------------
   Other Pooled Investment Vehicles        40               $    2,527              2                 $ 897
-------------------------------------- -------------------- -------------------- -------------------- ---------------------
   Other Accounts                         250               $    3,281              0                 $ 0
-------------------------------------- -------------------- -------------------- -------------------- ---------------------

MGI Core Opportunistic Fixed Income Fund

BlackRock Financial Management, Inc. ("BlackRock")

Messrs.  Keith  Anderson  and  Scott  Amero  are  jointly  responsible  for  the day-to-day  management of BlackRock's allocated portion of the Fund's portfolio.
For  managing  BlackRock's  allocated  portion  of the  Fund's  portfolio,  each portfolio  manager  receives  base  compensation  from  BlackRock  based  on the manager's  seniority and/or position with the firm, which may include the amount of assets  supervised and other  management  roles within the firm. In addition, each portfolio manager may receive  discretionary  compensation,  which can be a substantial  portion  of  total  compensation.  Discretionary  compensation  can include  a cash  bonus,  as well as one or  more  of the  following  components:
deferred  compensation  and  long-term  incentive   compensation;   options  and
restricted stock awards; employee stock purchase and 401(k) plans.

In addition to the Fund, Mr. Anderson manages, or is a member of a management team for:

-------------------------------------- --------------------------------------- ---------------------------------------------
                                                   Total Accounts                   Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------------------------------- ---------------------------------------------
                                           Number                  Assets          Number                   Assets
                                                                (in billions)                            (in billions)
-------------------------------------- ------------------- ------------------- -------------------- ------------------------

-------------------------------------- ------------------- ------------------- -------------------- ------------------------
   Registered Investment Companies        27               $       24.6           0                 $ 0
-------------------------------------- ------------------- ------------------- -------------------- ------------------------
   Other Pooled Investment Vehicles       21               $        5.7           4                 $ 2.2
-------------------------------------- ------------------- ------------------- -------------------- ------------------------
   Other Accounts                        240               $       87.6          18                 $ 6.3
-------------------------------------- ------------------- ------------------- -------------------- ------------------------

                                      C-13

In addition to the Fund, Mr. Amero manages,  or is a member of a management team for:

------------------------------------- ----------------------------------------- -------------------------------------------
                                                   Total Accounts                     Accounts with Performance Fees
         Other Accounts
------------------------------------- ----------------------------------------- -------------------------------------------
                                           Number                  Assets            Number                   Assets
                                                                (in millions)                              (in millions)
------------------------------------- -------------------- -------------------- --------------------- ---------------------

------------------------------------- -------------------- -------------------- --------------------- ---------------------
   Registered Investment Companies        47               $       35.7             0                 $ 0
------------------------------------- -------------------- -------------------- --------------------- ---------------------
   Other Pooled Investment Vehicles       30               $        7.6             5                 $ 1.8
------------------------------------- -------------------- -------------------- --------------------- ---------------------
   Other Accounts                        283               $       94.9            21                 $ 4.8
------------------------------------- -------------------- -------------------- --------------------- ---------------------

MacKay Shields LLC ("MacKay")

Dr. Dan Roberts and Messrs. Lou Cohen,  Michael Kimble, and Taylor Wagensell are
responsible for the day-to-day  management of the allocated  portion of the Fund sub-advised  by MacKay.  In  addition  to their  base  salaries,  the  portfolio managers,  along with all other MacKay employees, are eligible to participate in an incentive bonus pool. An employee's  participation in the bonus pool is based upon the employee's  performance and the profitability of MacKay.  The portfolio managers,  along  with  other  senior  employees  of  MacKay,  are  eligible  to participate in a phantom stock plan.

In addition to the Fund,  as of June 30, 2007,  the MacKay  Shields'  High Yield
Active Core Investment Team manages:

------------------------------------- ---------------------------------------- ----------------------------------------
                                                  Total Accounts                   Accounts with Performance Fees
         Other Accounts
------------------------------------- ---------------------------------------- ----------------------------------------
                                          Number                  Assets          Number                   Assets
                                                               (in millions)                            (in millions)
------------------------------------- ------------------- -------------------- ------------------- --------------------

------------------------------------- ------------------- -------------------- ------------------- --------------------
   Registered Investment Companies        1               $84.4                   0                $0
------------------------------------- ------------------- -------------------- ------------------- --------------------
   Other Pooled Investment Vehicles       7               $1,291.8                1                $110.6
------------------------------------- ------------------- -------------------- ------------------- --------------------
   Other Accounts                        13               $2,195.4                3                $222.2
------------------------------------- ------------------- -------------------- ------------------- --------------------

Western Asset Management Company ("Western")

A team of investment  professionals at Western,  led by Chief Investment Officer
S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio
Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom,  Michael Buchanan,
and Keith Gardner, manages Western's allocated portion of the Fund's assets. Mr.
Leech  and Mr.  Walsh  serve  as  co-team  leaders  responsible  for  day-to-day strategic  oversight of Western's  allocated portion of the Fund's portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated  to the  specific  asset  classes.  Mr.  Moody,  Mr.  Eichstaedt,  Mr.
Lindbloom,   Mr.  Buchanan,  and  Mr.  Gardner  are  responsible  for  portfolio structure,  including sector  allocation,  duration weighting and term structure decisions.

With  respect  to  the   compensation  of  the  portfolio   managers   Western's
compensation  system assigns each employee a total  compensation  "target" and a respective cap, which are derived from annual market surveys that benchmark each employee's role with the employee's job function and peer universe.  This method is  designed  to reward  employees  with total

                                      C-14

compensation   reflective  of  the  external   market  value  of  their  skills,
experience, and ability to produce desired results.

In addition,  employees are eligible for bonuses.  The bonuses are structured to closely  align  the  interests  of  employees  with  those of  Western,  and are determined by the  professional's  job function and performance as measured by a formal review  process.  All bonuses are  completely  discretionary.  One of the principal factors  considered is a portfolio  manager's  investment  performance versus  appropriate peer groups and benchmarks.  Because portfolio  managers are generally responsible for multiple accounts with similar investment  strategies, the portfolio  managers are  compensated on the basis of the  performance of the aggregate group of similar accounts,  rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client  service, business  development,  length of service to Western,  management or supervisory responsibilities,  contributions  to  developing  business  strategy and overall contributions to Western's business.

Finally,  in order to attract  and  retain top  talent,  all  professionals  are eligible for additional  incentives in  recognition of outstanding  performance.
These are  determined  based upon the factors  described  above and include Legg
Mason,  Inc. stock options and long-term  incentives that vest over a set period of time past the award date.

In addition to the Fund, Messrs. Leech and Walsh manage:

-------------------------------------- ----------------------------------------- ------------------------------------------
                                                   Total Accounts                      Accounts with Performance Fees
         Other Accounts
-------------------------------------- ----------------------------------------- ------------------------------------------
                                           Number                  Assets             Number                   Assets
                                                                (in millions)                               (in millions)
-------------------------------------- ------------------- --------------------- --------------------- --------------------

-------------------------------------- ------------------- --------------------- --------------------- --------------------
   Registered Investment Companies       121               $  107,997                0                 $ 0
-------------------------------------- ------------------- --------------------- --------------------- --------------------
   Other Pooled Investment Vehicles      131               $  188,825                0                 $ 0
-------------------------------------- ------------------- --------------------- --------------------- --------------------
   Other Accounts                        971               $  281,141               97                 $ 31,745
-------------------------------------- ------------------- --------------------- --------------------- --------------------

In addition to the Fund, Mr. Moody manages:

-------------------------------------- ---------------------------------------- ------------------------------------------
                                                    Total Accounts                    Accounts with Performance Fees
         Other Accounts
-------------------------------------- -------------------- ------------------- --------------------- --------------------
                                            Number                  Assets           Number                   Assets
                                                                 (in millions)                             (in millions)
-------------------------------------- -------------------- ------------------- --------------------- --------------------

-------------------------------------- -------------------- ------------------- --------------------- --------------------
   Registered Investment Companies          3               $     757.1              0                 $ 0
-------------------------------------- -------------------- ------------------- --------------------- --------------------
   Other Pooled Investment Vehicles         1               $     114.6              0                 $ 0
-------------------------------------- -------------------- ------------------- --------------------- --------------------
   Other Accounts                         101               $  18,961                8                 $ 2,994
-------------------------------------- -------------------- ------------------- --------------------- --------------------

In addition to the Fund, Mr. Eichstaedt manages:

------------------------------------- ---------------------------------------- -----------------------------------------
                                                  Total Accounts                    Accounts with Performance Fees
         Other Accounts
------------------------------------- ---------------------------------------- -----------------------------------------
                                          Number                  Assets           Number                   Assets
                                                               (in millions)                             (in millions)
------------------------------------- ------------------- -------------------- -------------------- --------------------

------------------------------------- ------------------- -------------------- -------------------- --------------------
   Registered Investment Companies       14               $    3,645              0                 $ 0
------------------------------------- ------------------- -------------------- -------------------- --------------------
   Other Pooled Investment Vehicles       1               $      309.6            0                 $ 0
------------------------------------- ------------------- -------------------- -------------------- --------------------
   Other Accounts                        98               $   21,999              3                 $ 1,172
------------------------------------- ------------------- -------------------- -------------------- --------------------

                                      C-15

In addition to the Fund, Mr. Lindbloom manages:

-------------------------------------- ---------------------------------------- ----------------------------------------
                                                   Total Accounts                   Accounts with Performance Fees
         Other Accounts
-------------------------------------- ---------------------------------------- ----------------------------------------
                                           Number                  Assets          Number                   Assets
                                                                (in millions)                            (in millions)
-------------------------------------- ------------------- -------------------- ------------------- --------------------

-------------------------------------- ------------------- -------------------- ------------------- --------------------
   Registered Investment Companies         7               $    3,285             0                 $ 0
-------------------------------------- ------------------- -------------------- ------------------- --------------------
   Other Pooled Investment Vehicles        5               $      410.9           0                 $ 0
-------------------------------------- ------------------- -------------------- ------------------- --------------------
   Other Accounts                         39               $    7,870             4                 $ 1,237
-------------------------------------- ------------------- -------------------- ------------------- --------------------

In addition to the Fund, Mr. Buchanan manages:

-------------------------------------- ---------------------------------------- ----------------------------------------
                                                   Total Accounts                    Accounts with Performance Fees
         Other Accounts
-------------------------------------- ---------------------------------------- ----------------------------------------
                                           Number                  Assets           Number                   Assets
                                                                (in millions)                             (in millions)
-------------------------------------- ------------------- -------------------- -------------------- -------------------

-------------------------------------- ------------------- -------------------- -------------------- -------------------
   Registered Investment Companies        16               $    8,318              0                 $ 0
-------------------------------------- ------------------- -------------------- -------------------- -------------------
   Other Pooled Investment Vehicles        6               $    3,759              0                 $ 0
-------------------------------------- ------------------- -------------------- -------------------- -------------------
   Other Accounts                         12               $    1,147              0                 $ 0
-------------------------------------- ------------------- -------------------- -------------------- -------------------

In addition to the Fund, Mr. Gardner manages:

------------------------------------- --------------------------------------- ------------------------------------------
                                                  Total Accounts                    Accounts with Performance Fees
         Other Accounts
------------------------------------- --------------------------------------- ------------------------------------------
                                          Number                  Assets           Number                   Assets
                                                               (in millions)                             (in millions)
------------------------------------- ------------------- ------------------- --------------------- --------------------

------------------------------------- ------------------- ------------------- --------------------- --------------------
   Registered Investment Companies        7               $    1,333              0                 $ 0
------------------------------------- ------------------- ------------------- --------------------- --------------------
   Other Pooled Investment Vehicles       7               $    1,557              0                 $ 0
------------------------------------- ------------------- ------------------- --------------------- --------------------
   Other Accounts                         1               $       14.2            1                 $ 14.2
------------------------------------- ------------------- ------------------- --------------------- --------------------

MGI US Short Maturity Fixed Income Fund

Aberdeen Asset Management, Inc. ("Aberdeen")

Messrs. Gary Bartlett, Warren A. Davis, Thomas J. Flaherty, Daniel R. Taylor, J.
Christopher  Gagnier,  Timothy C. Vile and William T. Lissenden are  responsible for the day-to-day  management of the Fund. The portfolio managers, as employees of Aberdeen,  receive  remuneration  from  Aberdeen  and/or its  affiliates.  In addition to their base salary and performance-related bonus, Aberdeen investment professionals  receive a competitive  benefits  package and  participation  in a company-wide  stock ownership plan. Key executives  participate in a substantial stock option plan, as well as cash-backed and equity-backed  long term incentive plans. Appropriate retention and incentive arrangements have been put into place for the  portfolio  managers,  including,  in some cases,  participation  in the
Aberdeen Asset Management 2005 Long Term Incentive Plan.

Discretionary  bonuses for Aberdeen  employees are based on a combination of the team and the  individual's  performance.  The  weighting  of these  two  factors varies, but on average would be 50%/50%. Overall participation in team meetings, generation of original  research ideas,  and contribution to presenting the team externally are also contributory factors. Bonuses may be

                                      C-16

100% of salary or more; equity incentives could provide a substantially  greater part of compensation over the longer term of three years or more.

In addition to the Fund, the team manages:

------------------------------------- ------------------------------------------ --------------------------------------
                                                    Total Accounts                  Accounts with Performance Fees
         Other Accounts
------------------------------------- ------------------------------------------ --------------------------------------
                                          Number                    Assets          Number                 Assets
                                                                (in millions)                           (in millions)
------------------------------------- ------------------- ---------------------- ----------------- --------------------

------------------------------------- ------------------- ---------------------- ----------------- --------------------
   Registered Investment Companies        8               $    3,793.2              0              $ 0
------------------------------------- ------------------- ---------------------- ----------------- --------------------
   Other Pooled Investment Vehicles       8               $    3,484.9              0              $ 0
------------------------------------- ------------------- ---------------------- ----------------- --------------------
   Other Accounts                       153               $   22,559                4              $ 339.9
------------------------------------- ------------------- ---------------------- ----------------- --------------------

                                      C-17